UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd, Enfield, CT 06082
(Address of principal executive offices) (Zip code)

Eric Wietsma

100 Bright Meadow Blvd, Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2014

Date of reporting period: 6/30/2014

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms.”

June 30, 2014

Welcome to the MassMutual Select Funds Semiannual Report covering the six months ended June 30, 2014. After a record-setting performance in 2013, stock market volatility increased in the early months of 2014, but stocks here and abroad ultimately regained their footing and finished the six-month period in positive territory. Bonds and commodities also rose, which marked the first time since 1993 that stocks, bonds, and commodities all shared an advance for the first half of the year. The U.S. economy continued to grow, but periods of mixed results in key economic indicators – including employment, housing, manufacturing, and retail sales – helped drive the higher level of market volatility that characterized much of the period. Changes at the Federal Reserve (the “Fed”), involving both monetary policy and the central bank’s leadership, and military action by Russia in neighboring Ukraine filled the news and kept investors busy during the six months. Economic growth took an uneven course in Europe and the Far East, where efforts by central bankers and country leaders to stimulate their respective economies continued. Against this overall backdrop, the price of oil started at slightly more than $98 per barrel, traded up to nearly $108 in mid-June, and finished the period near $106. Gold started the year off at slightly more than $1,202 per ounce and spiked as high as $1,379 in mid-March before losing some ground and finishing the six-month period at slightly less than $1,322.

Key events that defined the period

A sell-off in equity markets in late January and early February gave way to a recovery that more than offset previous losses in most cases. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing reduction of the monthly bond purchases in its Quantitative Easing program (“QE”) were all factors weighing on share prices. Worries about emerging markets eased, however, and enabled stocks to embark on a recovery. Reassuring comments from new Fed Chair Janet L. Yellen, the first woman to lead the central bank, who replaced Ben Bernanke at the end of January, also helped bolster the market.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, whose internal struggles ultimately drove a referendum in the country’s Crimea region that yielded the decision to become part of Russia, a move not recognized by the West, including the U.S. The political upheaval did little significant damage to stock prices. Consequently, most broad equity benchmarks ended the first quarter only modestly below their all-time highs.

Stocks of U.S. and foreign companies overcame a brief, and relatively mild, sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. In May, India installed Narendra Modi as prime minister, which helped boost the performance of emerging-market stocks.

The European Central Bank (“ECB”) announced reductions to key interest rates and also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks across much of the world. Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, at which the Fed stated it would reduce the amount of the QE monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

As June drew to a close, a new round of revisions to gross domestic product (“GDP”) figures indicated the U.S. economy had contracted 2.9% during first-quarter 2014. Investors were largely unfazed by the negative figure and seemed to accept expert analysis that challenges to commerce created by the rough winter weather were the main reason for the contraction.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

In this environment, the large-cap stock S&P 500® Index led the major market indexes with a 7.14% return for the six months. The technology-heavy NASDAQ Composite® Index rose 6.18%, while the Dow Jones Industrial AverageSM, an indicator of blue-chip domestic stock performance, managed a 2.68% advance over the period. The Russell 2000® Index, a benchmark of small-cap stocks, gained 3.19%. In foreign markets, the MSCI® EAFE® Index, an indicator of foreign developed-market stocks, posted a 5.14% advance; while the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, gained 6.32%. Fixed-income investments kept pace with a number of equity sectors, and the Barclays U.S. Aggregate Bond Index returned 3.93%.*

Review and maintain your strategy

MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. If you work with a financial professional and haven’t met with him or her recently, we suggest you schedule some time to review your retirement investment strategy. MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Eric Wietsma

President

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Portfolio Summaries (Unaudited)

What is the investment approach of MassMutual Select PIMCO Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. The Fund’s subadviser is Pacific Investment Management Company LLC (PIMCO).

MassMutual Select PIMCO Total Return Fund Portfolio Characteristics (% of Net Assets) on 6/30/14

Corporate Debt	35.0%
U.S. Government Agency Obligations and Instrumentalities	28.8%
Sovereign Debt Obligations	17.2%
Non-U.S. Government Agency Obligations	12.5%
U.S. Treasury Obligations	12.1%
Municipal Obligations	2.7%
Bank Loans	0.5%

Total Long-Term Investments	108.8%
Short-Term Investments and Other Assets and Liabilities	(8.8)%

Net Assets	100.0%

MassMutual Select PIMCO Total Return Fund Country Weightings (% of Net Assets) on 6/30/14

United States	80.6%
Italy	10.8%
Spain	5.0%
United Kingdom	2.2%
Netherlands	2.1%
Canada	1.8%
France	1.4%
Cayman Islands	1.1%
Mexico	0.7%
Switzerland	0.5%
United Arab Emirates	0.4%
India	0.4%
Brazil	0.3%
British Virgin Islands	0.3%
Belgium	0.3%
Ireland	0.2%
Japan	0.2%
Australia	0.1%
Qatar	0.1%
Republic of Korea	0.1%
Luxembourg	0.1%
Chile	0.1%

Total Long-Term Investments	108.8%
Short-Term Investments and Other Assets and Liabilities	(8.8)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/14

Corporate Debt	36.9%
U.S. Government Agency Obligations and Instrumentalities	31.1%
Non-U.S. Government Agency Obligations	15.5%
Sovereign Debt Obligations	8.3%
U.S. Treasury Obligations	4.8%
Bank Loans	3.6%
Municipal Obligations	0.2%
Preferred Stock	0.1%
Purchased Options	0.0%

Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are Loomis, Sayles & Company, L.P. (Loomis Sayles) which was responsible for approximately 54% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 46% of the Fund’s portfolio, as of June 30, 2014.

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 6/30/14

Apple, Inc.	3.0%
Wells Fargo & Co.	2.9%
JP Morgan Chase & Co.	2.8%
Exxon Mobil Corp.	2.5%
Microsoft Corp.	2.4%
Pfizer, Inc.	2.3%
Merck & Co., Inc.	2.0%
Bank of America Corp.	2.0%
General Electric Co.	1.8%
Chevron Corp.	1.5%

23.2%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 6/30/14

Financial	24.7%
Consumer, Non-cyclical	17.4%
Industrial	12.2%
Energy	11.8%
Communications	11.1%
Technology	8.8%
Consumer, Cyclical	7.4%
Utilities	2.9%
Basic Materials	2.5%
Mutual Funds	0.7%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 6/30/14

Wells Fargo & Co.	4.1%
Chevron Corp.	3.4%
JP Morgan Chase & Co.	3.4%
Cisco Systems, Inc.	2.7%
Merck & Co., Inc.	2.7%
PNC Financial Services Group, Inc.	2.3%
Intel Corp.	1.9%
UnitedHealth Group, Inc.	1.9%
Halliburton Co.	1.9%
Citigroup, Inc.	1.9%

26.2%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 6/30/14

Financial	26.1%
Consumer, Non-cyclical	16.7%
Energy	12.9%
Communications	9.7%
Industrial	8.7%
Consumer, Cyclical	8.7%
Technology	8.7%
Basic Materials	3.9%
Utilities	2.5%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Large Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of large-cap companies. The subadvisers currently define “large-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index. The Fund’s subadvisers are Huber Capital Management, LLC (Huber Capital Management) which was responsible for approximately 64% of the Fund’s portfolio; and Columbia Management Investment Advisers, LLC (Columbia Management), which managed approximately 36% of the Fund’s portfolio, as of June 30, 2014.

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 6/30/14

CNO Financial Group, Inc.	4.5%
Ensco PLC Class A	3.8%
Merck & Co., Inc.	3.5%
Pfizer, Inc.	3.4%
Microsoft Corp.	3.4%
Philip Morris International, Inc.	3.1%
CA, Inc.	2.8%
JP Morgan Chase & Co.	2.7%
Eli Lilly & Co.	2.7%
Herbalife Ltd.	2.4%

32.3%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 6/30/14

Consumer, Non-cyclical	26.9%
Financial	20.6%
Energy	14.5%
Technology	10.3%
Industrial	8.1%
Communications	6.7%
Utilities	5.7%
Mutual Funds	5.2%
Consumer, Cyclical	4.0%
Basic Materials	3.3%

Total Long-Term Investments	105.3%
Short-Term Investments and Other Assets and Liabilities	(5.3)%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund Country Weightings (% of Net Assets) on 6/30/14

United States	85.3%
United Kingdom	9.3%
Canada	2.8%
Cayman Islands	2.4%
Germany	1.4%
Switzerland	1.3%
Ireland	1.3%
France	0.6%
Netherlands	0.3%
Italy	0.3%
Australia	0.2%
Bermuda	0.1%

Total Long-Term Investments	105.3%
Short-Term Investments and Other Assets and Liabilities	(5.3)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index* (the “Index”). The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 6/30/14

Apple, Inc.	3.2%
Exxon Mobil Corp.	2.5%
Microsoft Corp.	1.8%
Johnson & Johnson	1.7%
General Electric Co.	1.5%
Wells Fargo & Co.	1.4%
Chevron Corp.	1.4%
Berkshire Hathaway, Inc. Class B	1.3%
JP Morgan Chase & Co.	1.2%
The Procter & Gamble Co.	1.2%

17.2%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 6/30/14

Consumer, Non-cyclical	22.4%
Financial	15.6%
Communications	12.7%
Technology	11.9%
Energy	10.8%
Industrial	10.1%
Consumer, Cyclical	9.2%
Basic Materials	3.3%
Utilities	3.1%
Diversified	0.0%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Focused Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. The Fund’s subadviser is Harris Associates L.P. (Harris).

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 6/30/14

Wells Fargo & Co.	6.8%
Intel Corp.	6.4%
American International Group, Inc.	5.9%
Apple, Inc.	5.6%
General Motors Co.	5.4%
Franklin Resources, Inc.	5.3%
National Oilwell Varco, Inc.	5.0%
JP Morgan Chase & Co.	4.8%
Family Dollar Stores, Inc.	4.8%
Ralph Lauren Corp.	4.7%

54.7%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 6/30/14

Financial	35.0%
Consumer, Cyclical	24.8%
Technology	21.0%
Energy	5.0%
Communications	4.0%
Consumer, Non-cyclical	3.5%

Total Long-Term Investments	93.3%
Short-Term Investments and Other Assets and Liabilities	6.7%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 6/30/14

Microsoft Corp.	4.6%
Apple, Inc.	3.6%
Oracle Corp.	3.5%
Verizon Communications, Inc.	2.9%
QUALCOMM, Inc.	2.4%
Google, Inc. Class C	2.0%
Mondelez International, Inc. Class A	1.8%
Comcast Corp. Class A	1.8%
American Express Co.	1.7%
The Boeing Co.	1.7%

26.0%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 6/30/14

Consumer, Non-cyclical	25.0%
Technology	23.4%
Communications	18.9%
Industrial	12.3%
Consumer, Cyclical	9.1%
Energy	7.5%
Financial	4.9%
Mutual Funds	1.0%
Basic Materials	0.9%

Total Long-Term Investments	103.0%
Short-Term Investments and Other Assets and Liabilities	(3.0)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 6/30/14

Amazon.com, Inc.	4.4%
Gilead Sciences, Inc.	3.3%
The Priceline Group, Inc.	3.3%
Google, Inc. Class A	2.9%
Google, Inc. Class C	2.8%
Danaher Corp.	2.6%
McKesson Corp.	2.6%
MasterCard, Inc. Class A	2.4%
Biogen Idec, Inc.	2.3%
Visa, Inc. Class A	2.1%

28.7%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 6/30/14

Communications	24.0%
Consumer, Non-cyclical	23.5%
Consumer, Cyclical	18.9%
Industrial	12.3%
Financial	7.6%
Energy	5.2%
Technology	4.7%
Basic Materials	3.9%
Mutual Funds	0.0%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 52% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which replaced Delaware Investments Fund Advisers (“Delaware”) as co-subadviser to the Fund effective May 1, 2014, and was responsible for approximately 48% of the Fund’s portfolio, as of June 30, 2014.

The portion of the Fund formerly co-subadvised by Delaware continues to be managed by the same portfolio management team who are now a part of Jackson Square. Jackson Square is jointly owned by California Street Partners, LLC, which is beneficially owned by its portfolio management team and other employees of Jackson Square, and Delaware Investments Advisers Partner, Inc., an affiliate of Delaware, which was a co-subadviser to the Fund until April 30, 2014.

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 6/30/14

Visa, Inc. Class A	5.9%
The Priceline Group, Inc.	3.9%
Baidu, Inc. Sponsored ADR (Cayman Islands)	3.6%
Google, Inc. Class A	3.1%
Celgene Corp.	2.8%
Amazon.com, Inc.	2.7%
EOG Resources, Inc.	2.7%
Salesforce.com, Inc.	2.7%
Facebook, Inc. Class A	2.7%
Walgreen Co.	2.6%

32.7%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 6/30/14

Communications	32.0%
Consumer, Non-cyclical	23.6%
Technology	15.3%
Consumer, Cyclical	11.9%
Energy	10.3%
Financial	4.1%
Basic Materials	2.7%
Mutual Funds	2.5%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The Fund’s subadvisers are Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 71% of the Fund’s portfolio; and NFJ Investment Group LLC (NFJ), which managed approximately 29% of the Fund’s portfolio, as of June 30, 2014.

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 6/30/14

Atmos Energy Corp.	1.9%
Liberty Property Trust	1.8%
Ameren Corp.	1.8%
Level 3 Communications, Inc.	1.8%
BioMed Realty Trust, Inc.	1.6%
Zimmer Holdings, Inc.	1.6%
Cimarex Energy Co.	1.5%
Allison Transmission Holdings, Inc.	1.4%
CBRE Group, Inc.	1.3%
Raymond James Financial, Inc.	1.3%

16.0%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 6/30/14

Financial	25.0%
Consumer, Non-cyclical	14.8%
Consumer, Cyclical	11.5%
Industrial	10.3%
Energy	8.9%
Technology	8.5%
Utilities	8.5%
Communications	6.7%
Basic Materials	5.8%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 55% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 45% of the Fund’s portfolio, as of June 30, 2014.

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 6/30/14

Haemonetics Corp.	2.1%
Mobile Mini, Inc.	1.8%
Belden, Inc.	1.7%
HealthSouth Corp.	1.6%
Tempur Sealy International, Inc.	1.6%
City National Corp.	1.5%
Advance Auto Parts, Inc.	1.5%
The Men’s Wearhouse, Inc.	1.5%
PolyOne Corp.	1.5%
Terex Corp.	1.4%

16.2%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 6/30/14

Industrial	26.0%
Consumer, Cyclical	19.5%
Financial	16.3%
Consumer, Non-cyclical	14.8%
Technology	9.8%
Basic Materials	3.6%
Energy	3.0%
Utilities	2.7%
Communications	1.0%

Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 50% of the Fund’s portfolio; Federated Clover Investment Advisors (Federated Clover), which managed approximately 41% of the Fund’s portfolio; and EARNEST Partners, LLC (Earnest Partners), which oversaw approximately 9% of the Fund’s portfolio, as of June 30, 2014.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 6/30/14

Cleco Corp.	1.3%
Aaron’s, Inc.	1.0%
Landstar System, Inc.	1.0%
Genesee & Wyoming, Inc. Class A	0.9%
SVB Financial Group	0.9%
Wintrust Financial Corp.	0.9%
Home Bancshares, Inc.	0.9%
Kirby Corp.	0.9%
LaSalle Hotel Properties	0.9%
ProAssurance Corp.	0.8%

9.5%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 6/30/14

Financial	26.8%
Industrial	22.1%
Consumer, Cyclical	11.6%
Consumer, Non-cyclical	11.4%
Basic Materials	6.9%
Energy	5.9%
Mutual Funds	5.4%
Technology	5.3%
Utilities	5.3%
Communications	2.4%

Total Long-Term Investments	103.1%
Short-Term Investments and Other Assets and Liabilities	(3.1)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 6/30/14

Equinix, Inc.	0.6%
SL Green Realty Corp.	0.6%
United Rentals, Inc.	0.6%
Henry Schein, Inc.	0.6%
Advance Auto Parts, Inc.	0.6%
Realty Income Corp.	0.6%
Endo International PLC	0.6%
Hanesbrands, Inc.	0.6%
Trimble Navigation Ltd.	0.6%
Church & Dwight Co., Inc.	0.6%

6.0%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 6/30/14

Financial	20.6%
Industrial	18.7%
Consumer, Non-cyclical	17.4%
Consumer, Cyclical	12.2%
Technology	9.9%
Mutual Funds	6.0%
Energy	5.7%
Basic Materials	5.5%
Communications	4.6%
Utilities	4.5%

Total Long-Term Investments	105.1%
Short-Term Investments and Other Assets and Liabilities	(5.1)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 6/30/14

InterMune, Inc.	0.2%
Prosperity Bancshares, Inc.	0.2%
Aspen Technology, Inc.	0.2%
WEX, Inc.	0.2%
Isis Pharmaceuticals, Inc.	0.2%
Tenneco, Inc.	0.2%
PolyOne Corp.	0.2%
Investors Bancorp, Inc.	0.2%
The Ultimate Software Group, Inc.	0.2%
Brunswick Corp.	0.2%

2.0%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 6/30/14

Financial	22.5%
Consumer, Non-cyclical	19.4%
Industrial	14.2%
Consumer, Cyclical	12.7%
Mutual Funds	11.9%
Technology	10.1%
Communications	7.0%
Energy	5.9%
Basic Materials	3.6%
Utilities	3.3%
Diversified	0.2%

Total Long-Term Investments	110.8%
Short-Term Investments and Other Assets and Liabilities	(10.8)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Mid Cap Growth Equity II Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 79% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 21% of the Fund’s portfolio, as of June 30, 2014.

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 6/30/14

IHS, Inc. Class A	1.9%
Fiserv, Inc.	1.4%
CarMax, Inc.	1.3%
Pall Corp.	1.3%
Textron, Inc.	1.3%
Alkermes PLC	1.2%
EQT Corp.	1.2%
IDEX Corp.	1.2%
O’Reilly Automotive, Inc.	1.2%
The Cooper Cos., Inc.	1.2%

13.2%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 6/30/14

Consumer, Non-cyclical	24.7%
Industrial	17.7%
Consumer, Cyclical	15.9%
Technology	12.2%
Financial	7.8%
Communications	7.7%
Energy	6.9%
Mutual Funds	4.5%
Basic Materials	3.1%
Utilities	0.5%

Total Long-Term Investments	101.0%
Short-Term Investments and Other Assets and Liabilities	(1.0)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 57% of the Fund’s portfolio; Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 20% of the Fund’s portfolio; and Montibus Capital Management LLC (Montibus), formerly known as Timberline Asset Management LLC, which oversaw approximately 23% of the Fund’s portfolio, as of June 30, 2014.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 6/30/14

Dexcom, Inc.	1.5%
Armstrong World Industries, Inc.	1.5%
WEX, Inc.	1.2%
Swift Transportation Co.	1.1%
OpenTable, Inc.	1.0%
Tyler Technologies, Inc.	0.9%
Panera Bread Co. Class A	0.9%
Portfolio Recovery Associates, Inc.	0.9%
Virtusa Corp.	0.9%
Xoom Corp.	0.8%

10.7%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 6/30/14

Consumer, Non-cyclical	22.2%
Industrial	17.2%
Consumer, Cyclical	16.4%
Technology	13.3%
Financial	11.5%
Mutual Funds	9.9%
Communications	7.8%
Energy	5.4%
Basic Materials	2.9%
Utilities	0.6%
Diversified	0.4%

Total Long-Term Investments	107.6%
Short-Term Investments and Other Assets and Liabilities	(7.6)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Small Company Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Montibus Capital Management LLC (Montibus), formerly known as Timberline Asset Management LLC.

MassMutual Select Small Company Growth Fund Largest Holdings (% of Net Assets) on 6/30/14

Shutterfly, Inc.	2.2%
WEX, Inc.	2.2%
SPS Commerce, Inc.	2.1%
Fiesta Restaurant Group, Inc.	2.1%
Swift Transportation Co.	1.8%
Lithia Motors, Inc. Class A	1.8%
Cavium, Inc.	1.8%
Aspen Technology, Inc.	1.7%
US Silica Holdings, Inc.	1.7%
Jack in the Box, Inc.	1.6%

19.0%

MassMutual Select Small Company Growth Fund Sector Table (% of Net Assets) on 6/30/14

Consumer, Non-cyclical	26.0%
Consumer, Cyclical	18.7%
Industrial	14.1%
Technology	13.7%
Communications	9.4%
Financial	8.7%
Mutual Funds	8.4%
Basic Materials	3.1%
Energy	2.6%
Diversified	1.4%

Total Long-Term Investments	106.1%
Short-Term Investments and Other Assets and Liabilities	(6.1)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Diversified International Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities from developed countries included in the MSCI EAFE® Value Index, which is the Fund’s benchmark. The Fund may invest up to 15% of its total assets in equity securities of issuers in emerging markets countries and typically does not invest in U.S. companies. The Fund may invest a substantial part of its asset in just one region or country. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 6/30/14

Royal Dutch Shell PLC Class A	3.4%
Mitsubishi UFJ Financial Group, Inc.	2.8%
HSBC Holdings PLC	2.8%
Toyota Motor Corp.	2.4%
Bayer AG	2.3%
Vodafone Group PLC	2.2%
Novartis AG	2.0%
Daimler AG	2.0%
BNP Paribas	1.9%
Gaz De France	1.9%

23.7%

MassMutual Select Diversified International Fund Sector Table (% of Net Assets) on 6/30/14

Financial	28.0%
Consumer, Cyclical	16.2%
Consumer, Non-cyclical	13.7%
Energy	11.1%
Industrial	10.6%
Communications	7.2%
Basic Materials	5.4%
Utilities	4.2%
Mutual Funds	3.9%
Technology	2.4%
Diversified	1.5%

Total Long-Term Investments	104.2%
Short-Term Investments and Other Assets and Liabilities	(4.2)%

Net Assets	100.0%

MassMutual Select Diversified International Fund Country Weightings (% of Net Assets) on 6/30/14

Japan	23.8%
United Kingdom	23.5%
France	13.6%
Germany	9.0%
Switzerland	5.7%
Italy	4.2%
United States	3.9%
Netherlands	2.6%
Norway	2.5%
Spain	2.2%
Hong Kong	2.0%
Australia	2.0%
Belgium	1.7%
Sweden	1.7%
Republic of Korea	1.2%
Denmark	1.0%
Finland	0.9%
Ireland	0.7%
Turkey	0.6%
Russia	0.5%
Canada	0.5%
Taiwan	0.4%

Total Long-Term Investments	104.2%
Short-Term Investments and Other Assets and Liabilities	(4.2)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MM MSCI EAFE® International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 6/30/14

Nestle SA	1.9%
Roche Holding AG	1.6%
Novartis AG	1.5%
HSBC Holdings PLC	1.4%
Toyota Motor Corp.	1.2%
BP PLC	1.2%
Royal Dutch Shell PLC Class A	1.2%
Total SA	1.1%
GlaxoSmithKline PLC	1.0%
Sanofi	0.9%

13.0%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 6/30/14

Financial	25.4%
Consumer, Non-cyclical	23.1%
Industrial	13.3%
Consumer, Cyclical	11.9%
Communications	7.4%
Energy	7.2%
Basic Materials	6.2%
Mutual Funds	4.2%
Utilities	4.0%
Technology	2.4%
Diversified	1.1%

Total Long-Term Investments	106.2%
Short-Term Investments and Other Assets and Liabilities	(6.2)%

Net Assets	100.0%

MM MSCI EAFE International Index Fund Country Weightings (% of Net Assets) on 6/30/14

United Kingdom	21.4%
Japan	20.7%
France	9.8%
Germany	9.4%
Switzerland	9.3%
Australia	7.8%
United States	4.2%
Spain	3.8%
Netherlands	3.3%
Sweden	3.1%
Italy	2.5%
Hong Kong	2.5%
Denmark	1.5%
Singapore	1.4%
Belgium	1.2%
Finland	0.9%
Norway	0.7%
Israel	0.5%
Channel Islands	0.4%
Luxembourg	0.4%
Bermuda	0.3%
Ireland	0.3%
Austria	0.3%
Cayman Islands	0.2%
Portugal	0.2%
New Zealand	0.1%
Mauritius	0.0%

Total Long-Term Investments	106.2%
Short-Term Investments and Other Assets and Liabilities	(6.2)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 50% of the Fund’s portfolio; Harris Associates L.P. (Harris), which oversaw approximately 27% of the Fund’s portfolio; and J.P. Morgan Investment Management Inc. (J.P. Morgan), which managed approximately 23% of the Fund’s portfolio as of June 30, 2014.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 6/30/14

Bayer AG	2.9%
Nestle SA	2.4%
Honda Motor Co. Ltd.	2.0%
HSBC Holdings PLC	2.0%
Danone SA	1.8%
Schneider Electric SE	1.6%
LVMH Moet Hennessy Louis Vuitton SA	1.6%
WPP PLC	1.6%
Compass Group PLC	1.6%
Pernod-Ricard SA	1.6%

19.1%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 6/30/14

Consumer, Non-cyclical	23.4%
Financial	22.5%
Consumer, Cyclical	15.9%
Industrial	14.6%
Technology	6.0%
Basic Materials	5.5%
Energy	5.0%
Communications	4.2%
Mutual Funds	3.7%
Diversified	2.0%
Utilities	1.4%
Rights	0.0%

Total Long-Term Investments	104.2%
Short-Term Investments and Other Assets and Liabilities	(4.2)%

Net Assets	100.0%

MassMutual Select Overseas Fund Country Weightings (% of Net Assets) on 6/30/14

United Kingdom	20.5%
Japan	15.9%
France	14.3%
Germany	11.3%
Switzerland	11.1%
Netherlands	5.8%
United States	4.7%
Canada	2.3%
Italy	2.3%
Sweden	2.2%
Australia	1.7%
Taiwan	1.6%
Hong Kong	1.3%
Republic of Korea	1.3%
Spain	1.0%
Singapore	1.0%
India	1.0%
Bermuda	0.8%
Ireland	0.7%
Brazil	0.7%
Norway	0.6%
Denmark	0.5%
Belgium	0.4%
Israel	0.4%
Russia	0.4%
Finland	0.2%
Thailand	0.1%
Turkey	0.1%

Total Long-Term Investments	104.2%
Short-Term Investments and Other Assets and Liabilities	(4.2)%

Net Assets	100.0%

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 108.8%

BANK LOANS — 0.5%
Auto Manufacturers — 0.2%
Chrysler Group LLC, New Term Loan B 3.500% 5/24/17	$2,892,545	$2,901,136

Health Care – Services — 0.3%
HCA, Inc., Term Loan B5 2.900% 3/31/17	4,987,437	4,996,813

TOTAL BANK LOANS (Cost $7,899,535)		7,897,949

CORPORATE DEBT — 35.0%
Banks — 12.6%
Banco Santander Brasil SA (a) 4.250% 1/14/16	1,400,000	1,456,701
Banco Santander Chile FRN (a) 1.828% 1/19/16	1,000,000	1,007,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (a) 4.125% 11/09/22	7,800,000	7,917,000
Bank of America Corp. 2.000% 1/11/18	8,100,000	8,152,269
Bank of America Corp. 4.500% 4/01/15	10,400,000	10,710,222
Bank of America Corp. 5.650% 5/01/18	7,100,000	8,048,113
Bank of America NA FRN 0.645% 5/08/17	2,500,000	2,498,557
Bank of India (b) 6.250% 2/16/21	3,700,000	4,071,369
Bank of Nova Scotia FRN 0.538% 4/11/17	1,800,000	1,800,493
Bank of Nova Scotia (a) 1.950% 1/30/17	1,000,000	1,025,755
Barclays Bank PLC 7.625% 11/21/22	4,200,000	4,794,300
BBVA Bancomer SA (a) 4.500% 3/10/16	500,000	526,250
BBVA Bancomer SA (a) 6.500% 3/10/21	2,400,000	2,706,000
BNP Paribas SA FRN 0.533% 11/07/15	7,600,000	7,597,963
BPCE SA FRN 0.796% 11/18/16	10,300,000	10,324,050
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA FRN 0.507% 11/23/16	8,200,000	8,196,556
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA FRN 0.558% 4/28/17	3,900,000	3,903,514

	Principal Amount	Value
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA EUR (b) (c) 6.875% 3/19/20	$2,400,000	$3,951,275
Credit Suisse FRN 0.719% 5/26/17	2,900,000	2,906,635
HBOS PLC FRN EUR (c) 1.012% 3/21/17	6,200,000	8,425,989
HBOS PLC FRN EUR (c) 1.110% 9/01/16	2,500,000	3,406,134
ICICI Bank Ltd. (a) 4.750% 11/25/16	6,400,000	6,739,738
ICICI Bank Ltd. (b) 5.500% 3/25/15	2,200,000	2,259,288
ING Bank NV FRN (a) 0.574% 1/04/16	13,000,000	12,996,113
JP Morgan Chase & Co. FRN 0.779% 4/25/18	2,700,000	2,699,992
JP Morgan Chase & Co. 1.875% 3/20/15	1,500,000	1,515,360
JP Morgan Chase & Co. 5.250% 5/01/15	9,600,000	9,971,866
JP Morgan Chase Bank NA 6.000% 10/01/17	11,700,000	13,308,399
KBC Bank NV VRN (b) 8.000% 1/25/23	4,000,000	4,560,000
Korea Development Bank 3.500% 8/22/17	900,000	949,242
The Royal Bank of Scotland PLC FRN 0.928% 4/11/16	2,700,000	2,680,425
The Royal Bank of Scotland PLC FRN 0.973% 9/29/15	1,600,000	1,592,960
The Royal Bank of Scotland PLC FRN 1.007% 10/14/16	6,300,000	6,259,680
UBS AG 7.625% 8/17/22	4,400,000	5,297,917
US Bank NA FRN 0.349% 4/22/16	1,400,000	1,400,160
Wells Fargo & Co. FRN 0.527% 6/02/17	31,600,000	31,608,911

		207,266,696

Chemicals — 0.2%
Braskem Finance Ltd. (a) 5.750% 4/15/21	2,000,000	2,091,000
Braskem Finance Ltd. (a) 7.000% 5/07/20	379,000	425,901

		2,516,901

Computers — 0.1%
Apple, Inc. 2.850% 5/06/21	900,000	907,753

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Apple, Inc. 3.450% 5/06/24	$1,200,000	$1,213,372

		2,121,125

Diversified Financial — 13.5%
Ally Financial, Inc. FRN 2.427% 12/01/14	3,625,000	3,639,678
Ally Financial, Inc. 5.500% 2/15/17	2,460,000	2,666,025
BM&F Bovespa SA (a) 5.500% 7/16/20	3,300,000	3,572,250
Citigroup, Inc. 5.000% 9/15/14	11,700,000	11,803,592
Credit Agricole Home Loan FRN (a) 0.978% 7/21/14	5,400,000	5,400,988
Federal Home Loan Mortgage Corp. 0.875% 3/07/18	100,000	98,574
Federal Home Loan Mortgage Corp. (d) 1.000% 3/08/17	800,000	804,099
Federal Home Loan Mortgage Corp. 1.000% 6/29/17	15,300,000	15,344,131
Federal Home Loan Mortgage Corp. 1.000% 7/28/17	15,600,000	15,610,110
Federal Home Loan Mortgage Corp. 1.000% 9/29/17	25,100,000	25,056,015
Federal Home Loan Mortgage Corp. 1.250% 8/01/19	13,200,000	12,892,081
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	20,300,000	19,714,331
Federal Home Loan Mortgage Corp. 3.750% 3/27/19	4,800,000	5,270,450
Federal Home Loan Mortgage Corp. 5.500% 8/23/17	3,500,000	3,983,616
Federal National Mortgage Association 0.875% 8/28/17	10,600,000	10,551,717
Federal National Mortgage Association 0.875% 12/20/17	1,400,000	1,385,748
Federal National Mortgage Association 0.875% 2/08/18	700,000	690,898
Federal National Mortgage Association 0.875% 5/21/18	100,000	98,212
Federal National Mortgage Association 1.125% 4/27/17	1,200,000	1,207,654
Federal National Mortgage Association (e) 1.250% 1/30/17	7,200,000	7,289,451
Federal National Mortgage Association 1.875% 9/18/18	300,000	304,650

	Principal Amount	Value
Federal National Mortgage Association 5.000% 5/11/17	$3,800,000	$4,239,914
Federal National Mortgage Association 5.375% 6/12/17	8,100,000	9,144,948
Ford Motor Credit Co. LLC FRN 0.675% 11/08/16	5,400,000	5,397,430
Ford Motor Credit Co. LLC 2.750% 5/15/15	6,000,000	6,115,194
Ford Motor Credit Co. LLC 8.700% 10/01/14	300,000	306,205
The Goldman Sachs Group, Inc. FRN 0.680% 3/22/16	7,800,000	7,800,850
International Lease Finance Corp. 8.625% 9/15/15	3,200,000	3,464,000
JPMorgan Chase & Co 3.700% 1/20/15	8,500,000	8,650,560
JPMorgan Chase & Co. 6.300% 4/23/19	6,900,000	8,158,015
Macquarie Bank Ltd. (a) 6.625% 4/07/21	2,100,000	2,410,714
Morgan Stanley 4.000% 7/24/15	5,000,000	5,178,455
Morgan Stanley 6.000% 4/28/15	400,000	418,603
Nomura Holdings Inc 5.000% 3/04/15	2,445,000	2,513,526
SLM Corp. 6.250% 1/25/16	100,000	106,250
SLM Corp. 8.450% 6/15/18	10,000,000	11,825,000

		223,113,934

Electric — 0.9%
Majapahit Holding BV (a) 7.750% 1/20/20	5,300,000	6,201,000
Pacific Gas & Electric Co. FRN 0.423% 5/11/15	8,600,000	8,602,804

		14,803,804

Insurance — 2.0%
American International Group, Inc. 5.050% 10/01/15	12,500,000	13,177,763
Cincinnati Financial Corp. 6.920% 5/15/28	10,927,000	13,547,338
Principal Life Global Funding II (a) 1.200% 5/19/17	6,300,000	6,304,429

		33,029,530

Iron & Steel — 0.6%
CSN Islands XI Corp. (a) 6.875% 9/21/19	1,800,000	1,908,000
Gerdau Holdings, Inc. (b) 7.000% 1/20/20	7,000,000	7,910,000

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GTL Trade Finance, Inc. (a) 7.250% 10/20/17	$400,000	$455,520

		10,273,520

Machinery – Diversified — 0.8%
John Deere Capital Corp. FRN 0.363% 4/12/16	13,200,000	13,195,235

Oil & Gas — 1.2%
CNPC General Capital Ltd. FRN (a) 1.125% 5/14/17	5,000,000	5,014,010
Gazprom OAO Via Gaz Capital SA (a) 8.125% 7/31/14	5,300,000	5,324,062
Petrobras International Finance Co. 7.875% 3/15/19	2,300,000	2,681,432
Ras Laffan LNG 3 (b) 5.500% 9/30/14	1,800,000	1,820,250
Reliance Holdings USA, Inc. (a) 4.500% 10/19/20	4,300,000	4,489,084

		19,328,838

Retail — 0.0%
CVS Pass-Through Trust 6.943% 1/10/30	84,424	102,048

Telecommunications — 2.5%
BellSouth Corp. (Acquired 4/16/14, Cost $15,541,350) (a) (f) 4.182% 4/26/21	15,000,000	15,431,625
Sprint Communications, Inc. 9.125% 3/01/17	1,340,000	1,569,475
Telefonica Emisiones Co. SAU FRN 0.880% 6/23/17	5,800,000	5,796,549
Verizon Communications, Inc. FRN 0.631% 6/09/17	7,800,000	7,809,009
Verizon Communications, Inc. FRN 1.981% 9/14/18	7,300,000	7,701,909
Verizon Communications, Inc. 2.500% 9/15/16	900,000	927,669
Verizon Communications, Inc. 3.650% 9/14/18	2,300,000	2,459,806

		41,696,042

Transportation — 0.6%
Asciano Finance (a) 5.000% 4/07/18	1,700,000	1,851,084
DP World Sukuk Ltd. (a) 6.250% 7/02/17	7,000,000	7,744,100

		9,595,184

TOTAL CORPORATE DEBT (Cost $563,485,580)		577,042,857

MUNICIPAL OBLIGATIONS — 2.7%
Bay Area Toll Authority BAB 6.918% 4/01/40	6,300,000	8,481,816

	Principal Amount	Value
Denver Public Schools BAB 6.220% 12/15/26	$4,300,000	$5,251,848
Irvine Ranch Water District BAB 6.622% 5/01/40	6,700,000	8,638,511
Metropolitan Government of Nashville & Davidson County Convention Center Authority BAB 6.731% 7/01/43	100,000	128,418
New York City Municipal Water Finance Authority BAB 6.124% 6/15/42	10,000,000	11,026,600
New York Liberty Development Corp. 5.000% 12/15/41	200,000	217,198
New York State Dormitory Authority 5.051% 9/15/27	600,000	683,700
San Diego County Regional Airport Authority BAB 6.628% 7/01/40	5,000,000	5,438,550
State of California 7.950% 3/01/36	700,000	853,300
State of California BAB 5.700% 11/01/21	3,500,000	4,189,220

		44,909,161

TOTAL MUNICIPAL OBLIGATIONS (Cost $38,023,770)		44,909,161

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.5%
Automobile ABS — 1.4%
Ally Auto Receivables Trust, Series 2014-1, Class A2 0.480% 2/15/17	14,000,000	13,994,560
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A2 0.400% 12/15/16	8,800,000	8,796,851

		22,791,411

Commercial MBS — 4.6%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.811% 2/24/51	6,426,378	7,173,509
BCRR Trust, Series 2009-1, Class 2A2 VRN (a) 5.858% 7/17/40	31,036,000	34,258,437
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3 VRN 6.175% 2/15/41	2,800,000	3,140,132
European Loan Conduit, Series 25A, Class A FRN EUR (a) (c) 0.485% 5/15/19	1,414,203	1,911,407

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
European Loan Conduit, Series 25X, Class A FRN EUR (b) (c) 0.485% 5/15/19	$33,275	$44,994
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,500,000	2,780,640
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.997% 8/15/45	21,781,770	24,027,602
Titan Europe PLC, Series 2007-3X, Class A1 FRN GBP (b) (c) 0.809% 10/23/16	1,193,990	2,019,895

		75,356,616

Home Equity ABS — 2.2%
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE4, Class 1A2 FRN 0.342% 5/25/37	1,940,705	1,796,019
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A3 FRN 0.302% 5/25/36	2,521,813	2,326,319
Countrywide Asset-Backed Certificates, Series 2004-5, Class M1 FRN 1.007% 8/25/34	2,800,000	2,561,214
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3 FRN 0.502% 4/25/36	924,682	902,892
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A3 FRN 0.312% 1/25/34	1,103,878	991,923
Countrywide Asset-Backed Certificates, Series 2007-9, Class 2A3 FRN 0.332% 6/25/47	6,900,000	6,020,064
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4 FRN 0.512% 10/25/35	2,540,777	2,280,117
Home Equity Asset Trust, Series 2003-4, Class M1 FRN 1.352% 10/25/33	6,402,825	5,550,357
IXIS Real Estate Capital Trust, Series 2005-HE2, Class M4 FRN 1.082% 9/25/35	2,700,000	2,382,554
Lehman XS Trust, Series 2005-4, Class 1A3 FRN 0.952% 10/25/35	1,568,147	1,466,856
Morgan Stanley Capital, Inc. Trust, Series 2007-HE2, Class A2C FRN 0.282% 1/25/37	3,021,295	1,688,110

	Principal Amount	Value
Morgan Stanley Home Equity Loan Trust, Series 2007-2, Class A2 FRN 0.322% 4/25/37	$6,877,087	$4,236,844
Soundview Home Loan Trust, Series 2006-3, Class A3 FRN 0.312% 11/25/36	1,854,320	1,488,418
Soundview Home Loan Trust, Series 2007-NS1, Class A2 FRN 0.302% 1/25/37	2,071,600	2,010,168

		35,701,855

Other ABS — 0.8%
Hillmark Funding, Series 2006-1A, Class A1 FRN (a) 0.476% 5/21/21	3,442,575	3,393,240
Morgan Stanley Capital, Inc. Trust, Series 2006-NC5, Class A2C FRN 0.302% 10/25/36	6,400,000	4,409,600
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WWF1, Class M5 FRN 1.952% 12/25/34	1,352,078	1,094,168
Penta CLO 1 SA, Series 2007-1X, Class A1 FRN EUR (b) (c) 0.614% 6/04/24	968,307	1,306,097
RAAC Series 2007-SP1 Trust, Series 2007-SP1, Class M1 FRN 0.722% 3/25/37	4,600,000	3,443,167

		13,646,272

Student Loans ABS — 0.5%
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.252% 8/15/23	9,081,891	9,165,037

WL Collateral CMO — 3.0%
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A2B FRN EUR (a) (c) 1.728% 5/16/47	1,226,648	1,698,476
Banc of America Funding Ltd., Series 2012-R5, Class A (Acquired 5/8/14, Cost $5,602,938) FRN (a) (f) 0.411% 10/03/39	5,454,491	5,399,712
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.647% 9/25/36	244,963	227,179
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2 FRN 2.640% 3/25/36	35,233	31,947
Granite Master Issuer PLC, Series 2006-3, Class A5 FRN EUR (c) 0.333% 12/20/54	2,770,211	3,775,042
Granite Master Issuer PLC, Series 2005-2, Class A6 FRN 0.413% 12/20/54	1,164,293	1,159,453

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Granite Master Issuer PLC, Series 2006-4, Class A7 FRN EUR (b) (c) 0.477% 12/20/54	$1,414,483	$1,926,006
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.653% 9/25/35	3,549,843	3,569,669
Holmes Master Issuer PLC, Series 2011-1A, Class A3 FRN EUR (a) (c) 1.678% 10/15/54	370,754	507,866
Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A3 FRN 4.756% 7/25/36	8,573,863	7,653,964
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1 FRN 0.672% 1/25/36	3,241,585	2,910,584
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2 FRN 2.847% 8/25/35	2,916,908	2,893,450
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT FRN 0.432% 12/25/35	2,777,712	2,459,738
RALI Trust, Series 2006-QA7, Class 2A1 FRN 0.337% 8/25/36	1,943,265	1,518,740
STARM Mortgage Loan Trust 2007-1, Series 2007-1, Class 3A1 FRN 6.009% 2/25/37	2,259,463	2,187,702
TBW Mortgage-Backed Trust, Series 2006-4, Class A3 FRN 0.352% 9/25/36	126,874	113,240
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-7 Trust, Series 2005-7, Class 4CB 7.000% 8/25/35	7,074,425	4,853,947
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1 FRN 2.610% 7/25/36	2,053,984	1,980,534
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1 FRN 2.996% 2/25/34	1,727,029	1,757,683
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	3,276,333	3,327,218

		49,952,150

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $191,665,039)		206,613,341

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 17.2%
Autonomous Community of Valencia Spain EUR (c) 4.375% 7/16/15	$300,000	$422,991
Banco Nacional de Desenvolvimento Economico e Social (a) 3.375% 9/26/16	500,000	516,875
Italy Buoni Poliennali del Tesoro EUR (c) 1.150% 5/15/17	6,100,000	8,423,897
Italy Buoni Poliennali del Tesoro EUR (c) 2.250% 5/15/16	8,500,000	11,992,181
Italy Buoni Poliennali del Tesoro EUR (c) 3.000% 6/15/15	4,500,000	6,310,857
Italy Buoni Poliennali del Tesoro EUR (c) 3.000% 11/01/15	18,200,000	25,747,904
Italy Buoni Poliennali del Tesoro EUR (c) 3.750% 8/01/15	4,600,000	6,520,776
Italy Buoni Poliennali del Tesoro EUR (c) 3.750% 4/15/16	11,400,000	16,489,024
Italy Buoni Poliennali del Tesoro EUR (c) 3.750% 8/01/16	39,700,000	57,845,123
Italy Buoni Poliennali del Tesoro EUR (c) 4.500% 7/15/15	14,600,000	20,823,282
Italy Buoni Poliennali del Tesoro EUR (c) 4.750% 5/01/17	700,000	1,062,691
Italy Buoni Poliennali del Tesoro EUR (c) 4.750% 6/01/17	4,600,000	6,997,946
Italy Certificati di Credito del Tesoro EUR (c) 6/30/15	3,400,000	4,634,568
Italy Certificati di Credito del Tesoro EUR (c) 12/31/15	400,000	543,125
Italy Certificati di Credito del Tesoro EUR (c) 4/29/16	8,400,000	11,368,008
Korea Housing Finance Corp. (a) 4.125% 12/15/15	400,000	418,419
Province of Ontario Canada 1.000% 7/22/16	100,000	100,676
Province of Ontario Canada 1.600% 9/21/16	2,100,000	2,140,614

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Province of Ontario Canada 1.650% 9/27/19	$1,800,000	$1,772,120
Province of Ontario Canada 3.000% 7/16/18	400,000	422,883
Province of Ontario Canada CAD (c) 3.150% 6/02/22	600,000	578,560
Province of Ontario Canada CAD (c) 4.000% 6/02/21	7,900,000	8,085,904
Province of Ontario Canada CAD (c) 4.200% 6/02/20	3,100,000	3,210,659
Province of Ontario Canada CAD (c) 4.400% 6/02/19	900,000	936,100
Province of Ontario Canada 4.400% 4/14/20	1,000,000	1,120,923
Province of Ontario Canada CAD (c) 5.500% 6/02/18	300,000	320,614
Province of Quebec Canada 3.500% 7/29/20	1,400,000	1,498,267
Province of Quebec Canada CAD (c) 3.500% 12/01/22	1,400,000	1,375,806
Province of Quebec Canada CAD (c) 4.250% 12/01/21	5,200,000	5,390,203
Spain Government Bond EUR (c) 2.100% 4/30/17	9,700,000	13,772,565
Spain Government Bond EUR (c) 3.000% 4/30/15	1,900,000	2,659,141
Spain Government Bond EUR (c) 3.150% 1/31/16	1,700,000	2,426,840
Spain Government Bond EUR (c) 3.300% 7/30/16	19,600,000	28,357,333
Spain Government Bond EUR (c) 3.750% 10/31/15	7,600,000	10,869,322
Spain Government Bond EUR (c) 4.000% 7/30/15	6,600,000	9,390,743
Spain Government Bond EUR (c) 4.250% 10/31/16	1,600,000	2,372,745
Spain Government Bond EUR (c) 5.500% 7/30/17	4,100,000	6,404,769

		283,324,454

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $285,623,873)		283,324,454

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 28.8%
Pass-Through Securities — 28.8%
Federal Home Loan Mortgage Corp.
Pool #A95282 4.500% 12/01/40	197,939	214,346
Pool #C03701 4.500% 9/01/41	802,638	869,044

	Principal Amount	Value
Federal Home Loan Mortgage Corp. TBA
Pool #7718 4.500% 8/01/39 (g)	$1,000,000	$1,082,344
Federal National Mortgage Association
Pool #AM0359 2.310% 8/01/22	2,200,000	2,111,634
Pool #470529 2.475% 4/01/19	2,791,890	2,875,954
Pool #AM0414 2.870% 9/01/27	1,500,000	1,394,339
Pool #AB1826 3.000% 11/01/20	1,493,260	1,561,215
Pool #MA0605 3.000% 12/01/20	1,745,936	1,825,389
Pool #MA0658 3.000% 2/01/21	99,663	104,199
Pool #AL0579 3.000% 8/01/21	380,558	397,876
Pool #MA0865 3.000% 10/01/21	59,259	61,956
Pool #MA0921 3.000% 12/01/21	712,655	745,086
Pool #AK0282 3.000% 12/01/21	295,031	308,457
Pool #AB4551 3.000% 3/01/22	668,613	699,040
Pool #MA1014 3.000% 3/01/22	484,916	506,983
Pool #MA1030 3.000% 4/01/22	452,842	473,450
Pool #AB5079 3.000% 5/01/22	1,483,946	1,551,478
Pool #AB1768 3.000% 11/01/25	16,495	17,153
Pool #AU7545 3.000% 10/01/28	52,228	54,376
Pool #AB7164 3.000% 12/01/27	500,000	520,097
Pool #AL3794 3.000% 6/01/28	23,999,986	24,964,673
Pool #AB9656 3.000% 6/01/28	504,483	524,840
Pool #AS0297 3.000% 8/01/28	284,279	295,705
Pool #AU7874 3.000% 9/01/28	2,715,720	2,824,879
Pool #AS0903 3.000% 11/01/28	395,880	411,792
Pool #AS2541 3.000% 5/01/29	1,000,000	1,039,414

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AS2543 3.000% 5/01/29	$583,197	$606,275
Pool #AW5271 3.000% 5/01/29	481,538	500,593
Pool #AV8793 3.000% 5/01/29	46,448	48,279
Pool #AW0001 3.000% 5/01/29	7,999,998	8,315,310
Pool #AW1252 3.000% 5/01/29	27,000,001	28,064,182
Pool #AW3473 3.000% 5/01/29	2,999,999	3,118,241
Pool #AW3482 3.000% 5/01/29	2,000,000	2,078,828
Pool #AW4393 3.000% 5/01/29	180,001	187,095
Pool #AW3736 3.000% 5/01/29	3,000,001	3,118,712
Pool #AW4179 3.000% 5/01/29	1,999,998	2,079,139
Pool #AW4680 3.000% 5/01/29	1,999,999	2,078,827
Pool #AU5587 3.000% 6/01/29	817,390	849,607
Pool #AU9710 3.000% 6/01/29	500,000	519,707
Pool #AW5343 3.000% 6/01/29	49,299	51,250
Pool #AW4568 3.000% 6/01/29	500,000	520,098
Pool #MA1932 3.000% 6/01/29	2,321,601	2,413,105
Pool #AW2093 3.000% 6/01/29	2,000,000	2,078,828
Pool #AW6434 3.000% 6/01/29	17,468,405	18,156,906
Pool #AW6896 3.000% 6/01/29	2,655,481	2,760,144
Pool #AW7023 3.000% 6/01/29	496,274	515,912
Pool #AW2491 3.000% 7/01/29	3,000,000	3,118,242
Pool #AW4036 3.000% 7/01/29	500,000	519,707
Pool #930587 4.000% 2/01/24	51,918	55,402
Pool #AA4527 4.000% 3/01/24	51,313	54,757
Pool #992772 4.000% 3/01/24	65,155	69,629
Pool #AA2191 4.000% 3/01/24	3,845	4,109

	Principal Amount	Value
Pool #AA2380 4.000% 3/01/24	$22,204	$23,729
Pool #AA3048 4.000% 3/01/24	45,543	48,599
Pool #AA5023 4.000% 3/01/24	62,626	66,926
Pool #AA5105 4.000% 4/01/24	2,336	2,492
Pool #AA5712 4.000% 4/01/24	20,722	22,145
Pool #AA5196 4.000% 4/01/24	669,642	715,628
Pool #930848 4.000% 4/01/24	3,405,310	3,639,159
Pool #AA4004 4.000% 4/01/24	18,661	19,942
Pool #AA4340 4.000% 4/01/24	2,937,563	3,139,291
Pool #AA5292 4.000% 4/01/24	55,403	59,208
Pool #AA4617 4.000% 4/01/24	21,303	22,766
Pool #934835 4.000% 4/01/24	12,159	12,994
Pool #935207 4.000% 4/01/24	46,065	49,228
Pool #994720 4.000% 4/01/24	54,133	57,766
Pool #AA5022 4.000% 4/01/24	3,259	3,478
Pool #AA3174 4.000% 4/01/24	778,441	830,681
Pool #AA6326 4.000% 5/01/24	15,950	17,021
Pool #AA5465 4.000% 5/01/24	50,032	53,468
Pool #993382 4.000% 6/01/24	1,264,359	1,351,185
Pool #AC4097 4.000% 8/01/24	59,370	63,465
Pool #AD3975 4.000% 6/01/25	77,004	82,316
Pool #AD9130 4.000% 8/01/25	80,215	85,673
Pool #AI2022 4.000% 4/01/26	306,018	326,650
Pool #AE4338 4.000% 9/01/30	93,581	100,662
Pool #MA0534 4.000% 10/01/30	299,413	322,068
Pool #889907 4.500% 10/01/20	127,043	135,662

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AA6704 4.500% 3/01/23	$97,450	$103,557
Pool #995282 4.500% 4/01/23	54,013	58,035
Pool #983629 4.500% 5/01/23	6,223	6,686
Pool #257277 4.500% 7/01/23	13,492	14,497
Pool #255217 4.500% 4/01/24	158,088	172,390
Pool #AA7525 4.500% 6/01/24	446,198	479,419
Pool #931412 4.500% 6/01/24	205,312	220,598
Pool #932561 4.500% 2/01/25	153,060	164,551
Pool #AD3832 4.500% 4/01/25	875,170	940,876
Pool #AD7877 4.500% 6/01/25	327,017	351,569
Pool #AE0791 4.500% 12/01/25	193,497	208,024
Pool #930997 4.500% 4/01/29	4,875,275	5,316,336
Pool #MA0096 4.500% 6/01/29	126,266	137,690
Pool #AD6404 4.500% 6/01/30	32,092	35,046
Pool #AB1129 4.500% 6/01/30	110,642	120,825
Pool #812104 4.500% 2/01/35	57,631	62,809
Pool #815715 4.500% 4/01/35	44,623	48,604
Pool #829583 4.500% 7/01/35	2,874	3,130
Pool #832199 4.500% 7/01/35	92,782	101,060
Pool #745044 4.500% 8/01/35	43,241	47,126
Pool #835760 4.500% 9/01/35	1,210,084	1,318,047
Pool #AA1258 4.500% 10/01/35	805,939	877,844
Pool #745147 4.500% 12/01/35	144,468	157,266
Pool #AA4986 4.500% 3/01/39	377,455	413,785
Pool #AA7407 4.500% 6/01/39	297,860	323,597
Pool #931778 4.500% 8/01/39	18,735	20,383
Pool #AC2749 4.500% 8/01/39	19,391	21,096

	Principal Amount	Value
Pool #AC8913 4.500% 1/01/40	$31,857	$34,540
Pool #932473 4.500% 2/01/40	84,954	92,109
Pool #AD1654 4.500% 3/01/40	794,023	869,827
Pool #AD1079 4.500% 3/01/40	361,609	392,064
Pool #AD1540 4.500% 3/01/40	265,813	288,200
Pool #AD9137 4.500% 8/01/40	77,711	84,231
Pool #AE2100 4.500% 8/01/40	330,596	358,335
Pool #AE3151 4.500% 9/01/40	154,177	167,114
Pool #AE3204 4.500% 10/01/40	326,403	353,791
Pool #AE7731 4.500% 11/01/40	566,191	613,698
Pool #AE8864 4.500% 11/01/40	405,483	439,506
Pool #AH2396 4.500% 1/01/41	64,465	69,874
Pool #AE0984 4.500% 2/01/41	25,706	27,863
Pool #AH4232 4.500% 3/01/41	487,356	528,096
Pool #AH9873 4.500% 4/01/41	814,340	882,414
Pool #AL0160 4.500% 5/01/41	1,817,144	1,969,613
Pool #AI0290 4.500% 5/01/41	148,504	160,918
Pool #AE4559 4.500% 6/01/41	40,844	44,258
Pool #AE5634 4.500% 6/01/41	14,361	15,561
Pool #AI0756 4.500% 6/01/41	583,859	632,666
Pool #MA0755 4.500% 6/01/41	1,530,399	1,658,331
Pool #AI7784 4.500% 7/01/41	18,469	20,007
Pool #AH3853 4.500% 7/01/41	392,422	425,103
Pool #AI6643 4.500% 8/01/41	442,704	479,573
Pool #AI5094 4.500% 8/01/41	1,706,893	1,849,045
Pool #MA0843 4.500% 9/01/41	2,814,901	3,049,330
Pool #MA1066 4.500% 4/01/42	28,403	30,760

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1111 4.500% 7/01/42	$24,734	$26,786
Pool #MA1159 4.500% 8/01/42	634,960	687,642
Pool #256713 5.000% 5/01/27	226,630	251,435
Pool #257101 5.000% 2/01/28	54,764	60,758
Pool #257163 5.000% 4/01/28	63,965	70,966
Pool #808338 5.000% 8/01/33	50,918	56,603
Pool #730728 5.000% 8/01/33	407,303	452,774
Pool #725231 5.000% 2/01/34	61,281	68,123
Pool #725205 5.000% 3/01/34	308,030	342,419
Pool #773682 5.000% 4/01/34	119,486	132,826
Pool #807167 5.000% 1/01/35	1,282,533	1,425,115
Pool #735288 5.000% 3/01/35	1,276,326	1,418,217
Pool #828296 5.000% 4/01/35	158,905	176,570
Pool #833215 5.000% 9/01/35	2,075,799	2,305,597
Pool #AA0974 5.000% 2/01/37	20,654	22,940
Pool #310068 5.000% 7/01/37	573,854	637,381
Pool #AL0527 5.000% 2/01/38	35,957	39,938
Pool #991101 5.000% 12/01/38	36,645	40,919
Pool #AD7136 5.000% 7/01/40	180,849	200,813
Pool #AE5002 5.000% 11/01/40	76,488	85,529
Pool #AB2350 5.000% 2/01/41	184,215	204,608
Pool #AL0933 5.000% 10/01/41	242,666	269,606
Pool #AJ6307 5.000% 12/01/41	173,046	192,310
Pool #AQ1351 5.000% 11/01/42	259,100	290,941
Pool #256714 5.500% 5/01/27	76,322	85,472
Pool #257204 5.500% 5/01/28	46,220	51,823
Pool #257239 5.500% 6/01/28	60,593	67,938

	Principal Amount	Value
Pool #257325 5.500% 8/01/28	$194,640	$218,233
Pool #AD0836 5.500% 11/01/28	238,964	267,911
Pool #257499 5.500% 12/01/28	1,163,234	1,304,957
Pool #257537 5.500% 1/01/29	57,522	64,530
Pool #AD0912 5.500% 4/01/29	803,205	900,701
Pool #730155 5.500% 8/01/33	158,592	178,013
Pool #555876 5.500% 10/01/33	4,659	5,230
Pool #736576 5.500% 10/01/33	2,947	3,308
Pool #755913 5.500% 11/01/33	4,418	4,959
Pool #737880 5.500% 12/01/33	2,201	2,471
Pool #782202 5.500% 12/01/33	385,061	432,216
Pool #255028 5.500% 1/01/34	13,027	14,622
Pool #725383 5.500% 1/01/34	333,733	374,602
Pool #725206 5.500% 2/01/34	159,678	179,233
Pool #773025 5.500% 3/01/34	58,650	66,052
Pool #780921 5.500% 6/01/34	155,048	173,987
Pool #735141 5.500% 1/01/35	168,485	189,065
Pool #735358 5.500% 2/01/35	91,474	102,619
Pool #799075 5.500% 3/01/35	351,122	394,120
Pool #827962 5.500% 4/01/35	8,825	9,900
Pool #835319 5.500% 11/01/35	612,878	690,325
Pool #190367 5.500% 1/01/36	314,211	352,297
Pool #845341 5.500% 1/01/36	3,584	4,019
Pool #850314 5.500% 1/01/36	18,538	20,785
Pool #850439 5.500% 2/01/36	20,373	22,928
Pool #745418 5.500% 4/01/36	44,019	49,355
Pool #831483 5.500% 5/01/36	70,518	79,066

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #891588 5.500% 5/01/36	$2,381	$2,670
Pool #885272 5.500% 6/01/36	97,957	109,831
Pool #887653 5.500% 7/01/36	2,209	2,475
Pool #995112 5.500% 7/01/36	24,386	27,358
Pool #887673 5.500% 8/01/36	994	1,113
Pool #903778 5.500% 11/01/36	66,049	74,014
Pool #AD2612 5.500% 11/01/36	48,173	54,012
Pool #258903 5.500% 12/01/36	76,447	85,665
Pool #888572 5.500% 12/01/36	301,424	337,771
Pool #888538 5.500% 1/01/37	102,464	114,884
Pool #889584 5.500% 1/01/37	42,178	47,290
Pool #888129 5.500% 2/01/37	1,709,774	1,911,674
Pool #888816 5.500% 3/01/37	1,781,899	1,997,885
Pool #918527 5.500% 4/01/37	193,043	216,200
Pool #256673 5.500% 4/01/37	2,996,466	3,355,925
Pool #190379 5.500% 5/01/37	11,297,192	12,652,414
Pool #AD0490 5.500% 8/01/37	86,543	97,033
Pool #AE0188 5.500% 8/01/37	169,900	190,599
Pool #256895 5.500% 9/01/37	449,446	503,292
Pool #968512 5.500% 1/01/38	29,740	33,299
Pool #962371 5.500% 3/01/38	268,785	300,902
Pool #984277 5.500% 6/01/38	347,492	389,124
Pool #889996 5.500% 6/01/38	2,678,733	2,999,658
Pool #995018 5.500% 6/01/38	8,380,798	9,386,166
Pool #964072 5.500% 7/01/38	408,674	457,507
Pool #929826 5.500% 8/01/38	31,577	35,370
Pool #AD0963 5.500% 9/01/38	327,200	366,809

	Principal Amount	Value
Pool #889982 5.500% 11/01/38	$3,546,665	$3,971,018
Pool #995903 5.500% 3/01/39	1,841,817	2,062,187
Pool #AA3642 5.500% 4/01/39	38,564	43,492
Pool #AC2754 5.500% 8/01/39	554,817	621,373
Pool #AD0242 5.500% 9/01/39	698,679	783,257
Pool #AC6150 5.500% 11/01/39	1,620,642	1,815,055
Pool #190399 5.500% 11/01/39	801,020	896,611
Pool #932511 5.500% 2/01/40	222,440	249,368
Pool #AL0414 5.500% 9/01/40	598,342	670,026
Pool #890365 5.500% 7/01/41	348,131	389,785
Pool #357829 6.000% 6/01/35	561,470	633,741
Pool #896019 6.000% 8/01/36	10,490	11,821
Pool #AE0394 6.000% 1/01/39	16,523	18,584
Pool #AL0013 6.000% 4/01/40	1,081,374	1,216,251
Pool #AL0152 6.000% 6/01/40	503,381	566,166
Pool #AL3365 6.000% 5/01/41	3,917,456	4,406,067
Federal National Mortgage Association TBA
Pool #3430 3.000% 7/01/27 (g)	15,000,000	15,581,250
Pool #2409 3.500% 8/01/26 (g)	98,000,000	103,857,029
Pool #6447 4.000% 12/01/41 (g)	5,000,000	5,307,031
Pool #9730 4.500% 2/01/40 (g)	41,100,000	44,415,295
Pool #28654 5.000% 4/01/37 (g)	39,000,000	43,308,283
Pool #21695 5.000% 4/01/37 (g)	3,000,000	3,322,617
Pool #44117 5.500% 11/01/34 (g)	3,000,000	3,353,672
Pool #45746 5.500% 11/01/34 (g)	11,000,000	12,316,563
Government National Mortgage Association
Pool #670848 5.000% 1/15/38	11,836	13,025

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #676882 5.000% 3/15/38	$595,891	$655,783
Pool #782487 5.000% 12/15/38	759,957	838,714
Pool #701354 5.000% 2/15/39	404,001	444,354
Pool #716783 5.000% 4/15/39	2,614,277	2,873,764
Pool #782632 5.000% 4/15/39	64,012	70,686
Pool #721292 5.000% 6/15/40	15,939	17,733
Pool #743991 5.000% 11/15/40	87,983	98,657
Pool #760376 5.000% 9/15/41	71,622	78,999
Pool #760389 5.000% 10/15/41	1,463,654	1,608,933

		363,591,774

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $471,195,869)		475,872,161

U.S. TREASURY OBLIGATIONS — 12.1%
U.S. Treasury Bonds & Notes — 12.1%
U.S. Treasury Inflation Index 0.125% 1/15/22	4,189,280	4,217,101
U.S. Treasury Inflation Index 0.125% 1/15/23	3,183,576	3,172,631
U.S. Treasury Inflation Index 0.375% 7/15/23	1,935,340	1,972,837
U.S. Treasury Inflation Index 0.625% 7/15/21	105,174	110,786
U.S. Treasury Inflation Index 1.125% 1/15/21	433,452	469,517
U.S. Treasury Inflation Index 1.250% 7/15/20	1,630,410	1,786,699
U.S. Treasury Inflation Index 1.750% 1/15/28	20,027,550	23,056,717
U.S. Treasury Inflation Index 2.000% 1/15/26	9,435,128	11,116,496
U.S. Treasury Inflation Index 2.375% 1/15/25	9,683,212	11,731,056
U.S. Treasury Inflation Index 2.375% 1/15/27	70,997,180	87,121,279
U.S. Treasury Inflation Index 2.500% 1/15/29	772,856	975,127

	Principal Amount	Value
U.S. Treasury Note FRN (d) (e) 0.094% 4/30/16	$53,700,000	$53,698,099

		199,428,345

TOTAL U.S. TREASURY OBLIGATIONS (Cost $202,287,336)		199,428,345

TOTAL BONDS & NOTES (Cost $1,760,181,002)		1,795,088,268

TOTAL LONG-TERM INVESTMENTS (Cost $1,760,181,002)		1,795,088,268

SHORT-TERM INVESTMENTS — 7.1%
Commercial Paper — 2.4%
Credit Suisse New York, 0.465%, due 3/17/15	1,000,000	1,000,000
ENI Finance USA, Inc., 0.570%, due 5/15/15 (a)	13,400,000	13,332,530
Glencore Funding LLC, 0.450%, due 8/25/14 (a)	500,000	499,656
Glencore Funding LLC, 0.580%, due 8/19/14 (a)	10,500,000	10,491,711
Glencore Funding LLC, 0.650%, due 10/16/14 (a)	14,300,000	14,272,373

		39,596,270

Discount Notes — 2.0%
Federal Home Loan Bank 0.070% 8/13/14	32,300,000	32,297,299

Repurchase Agreements — 2.7%
Morgan Stanley & Co., dated 6/30/14, 0.150%, due 7/01/14 (h)	34,600,000	34,600,000
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (i)	9,600,682	9,600,682

		44,200,682

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	68,724	68,724

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bills — 0.0%
U.S. Treasury Bill (e) 0.000% 10/16/14	$41,000	$40,994

TOTAL SHORT-TERM INVESTMENTS (Cost $116,203,969)		116,203,969

TOTAL INVESTMENTS — 115.9% (Cost $1,876,384,971) (j)		1,911,292,237

Other Assets/(Liabilities) — (15.9)%		(261,755,032)

NET ASSETS — 100.0%		$1,649,537,205

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
MBS	Mortgage-Backed Security
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $230,065,674 or 13.95% of net assets.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2014, these securities amounted to a value of $29,869,174 or 1.81% of net assets.
(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	All or a portion of this security is held as collateral for open swap agreements and written options outstanding. (Note 2).
(f)	Restricted security. Certain securities are restricted as to resale. At June 30, 2014, these securities amounted to a value of $20,831,337 or 1.26% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Maturity value of $34,600,144. Collateralized by a U.S. Treasury Note with a rate of 2.875%, maturity date of 5/15/43, and an aggregate market value, including accrued interest, of $35,387,432.
(i)	Maturity value of $9,600,684. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity dates from 1/1/32-1/25/39, and an aggregate market value, including accrued interest, of $9,794,444.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 0.1%

PREFERRED STOCK — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
Citigroup Capital XIII VRN 7.875%	6,050	$167,585

TOTAL PREFERRED STOCK (Cost $162,660)		167,585

TOTAL EQUITIES (Cost $162,660)		167,585

	Principal Amount
BONDS & NOTES — 100.4%

BANK LOANS — 3.6%
Airlines — 0.3%
American Airlines, Inc., Exit Term Loan 3.750% 6/27/19	$495,000	495,480

Apparel — 0.2%
Gymboree Corp., Initial Term Loan 5.000% 2/23/18	400,000	342,000

Coal — 0.5%
Energy Future International Holding Co. LLC, Term Loan 4.250% 6/19/16	630,000	633,824
Peabody Energy, Corp., Term Loan B 4.250% 9/24/20	277,900	279,926

		913,750

Foods — 0.5%
Supervalu, Inc., Refi Term Loan B 4.500% 3/21/19	393,553	393,014
Wendy’s International, Inc., New Term Loan B 3.250% 5/15/19	495,000	495,386

		888,400

Machinery – Diversified — 0.1%
Gardner Denver, Inc., USD Term Loan 4.250% 7/30/20	138,601	138,487

Media — 0.6%
Charter Communications Operating LLC, Term Loan E 3.000% 7/01/20	990,000	974,190

Mining — 0.1%
FMG Resources Pty. Ltd., New Term Loans B 3.750% 6/30/19	148,250	148,306

Retail — 0.1%
Michaels Stores, Inc., New Term Loan 3.750% 1/28/20	128,700	128,238

	Principal Amount	Value
Software — 0.4%
First Data Corp., Extended 2021 Term Loan 4.154% 3/24/21	$100,000	$100,125
Kronos, Inc., Refi Term Loan 4.500% 10/30/19	493,642	497,097
SunGard Data Systems, Inc., Term Loan E 4.000% 3/08/20	87,388	87,532

		684,754

Specialty Stores — 0.2%
Party City Holdings, Inc., Term Loan 4.000% 7/27/19	396,000	393,339

Telecommunications — 0.6%
Telesat LLC, USD Term Loan B2 3.500% 3/28/19	742,481	740,395
Virgin Media Investment Holdings Ltd., USD Term Loan B 3.500% 6/05/20	400,000	398,624

		1,139,019

TOTAL BANK LOANS (Cost $6,161,752)		6,245,963

CORPORATE DEBT — 36.9%
Advertising — 0.0%
WPP Finance 2010 5.125% 9/07/42	60,000	62,049

Aerospace & Defense — 0.3%
The Boeing Co. 4.875% 2/15/20	10,000	11,401
The Boeing Co. 6.000% 3/15/19	130,000	153,483
The Goldman Sachs Group, Inc. 2.375% 1/22/18	70,000	71,088
Raytheon Co. 3.125% 10/15/20	120,000	124,125
United Technologies Corp. 4.500% 6/01/42	100,000	104,736

		464,833

Agriculture — 1.1%
Altria Group, Inc. 2.850% 8/09/22	210,000	202,080
Altria Group, Inc. 4.750% 5/05/21	290,000	319,871
Altria Group, Inc. 5.375% 1/31/44	110,000	120,487
Altria Group, Inc. 9.250% 8/06/19	180,000	239,199
Altria Group, Inc. 9.950% 11/10/38	30,000	49,975

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lorillard Tobacco Co. 3.750% 5/20/23	$230,000	$227,152
Lorillard Tobacco Co. 8.125% 6/23/19	10,000	12,468
Philip Morris International, Inc. 2.500% 8/22/22	110,000	106,549
Philip Morris International, Inc. 2.900% 11/15/21	280,000	282,293
Philip Morris International, Inc. 4.500% 3/20/42	120,000	122,103
Reynolds American, Inc. 3.250% 11/01/22	90,000	86,829
Reynolds American, Inc. 6.750% 6/15/17	175,000	200,912

		1,969,918

Airlines — 0.3%
Continental Airlines, Inc. (a) 6.750% 9/15/15	20,000	20,175
Delta Air Lines, Inc., Series 2007-1 Class A 6.821% 2/10/24	227,711	268,700
United Air Lines, Inc. 9.750% 7/15/18	126,205	144,504

		433,379

Auto Manufacturers — 0.3%
Daimler Finance NA LLC (a) 2.625% 9/15/16	260,000	268,636
Ford Motor Co. 4.750% 1/15/43	240,000	242,637

		511,273

Banks — 6.8%
Bank of America Corp. 2.600% 1/15/19	180,000	182,117
Bank of America Corp. 3.300% 1/11/23	60,000	59,139
Bank of America Corp. 3.875% 3/22/17	70,000	74,661
Bank of America Corp. 4.000% 4/01/24	270,000	275,543
Bank of America Corp. 4.125% 1/22/24	290,000	298,988
Bank of America Corp. 4.500% 4/01/15	10,000	10,298
Bank of America Corp. 4.875% 4/01/44	220,000	227,026
Bank of America Corp. 5.000% 5/13/21	220,000	245,562
Bank of America Corp. 5.000% 1/21/44	390,000	413,768
Bank of America Corp. 5.625% 7/01/20	240,000	276,104

	Principal Amount	Value
Bank of America Corp. 5.650% 5/01/18	$90,000	$102,018
Bank of America Corp. 5.750% 12/01/17	30,000	33,838
Bank of America Corp. 7.625% 6/01/19	40,000	49,407
The Bank of Tokyo-Mitsubishi UFJ Ltd (a) 3.850% 1/22/15	110,000	112,033
Barclays Bank PLC (a) 6.050% 12/04/17	130,000	147,474
BBVA US Senior SAU 4.664% 10/09/15	260,000	271,833
BNP Paribas SA 2.375% 9/14/17	130,000	133,120
CIT Group, Inc. 5.000% 8/01/23	150,000	153,563
Citigroup, Inc. VRN 6.300% 12/29/49	150,000	152,813
Citigroup, Inc. 6.625% 6/15/32	20,000	24,066
Commonwealth Bank of Australia (a) 3.750% 10/15/14	200,000	201,965
Commonwealth Bank of Australia (a) 5.000% 10/15/19	70,000	79,095
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625% 12/01/23	250,000	264,236
Credit Agricole SA VRN (a) 8.375% 10/29/49	480,000	567,000
Goldman Sachs Group, Inc. 3.850% 7/08/24	90,000	89,881
ING Bank NV (a) 5.800% 9/25/23	210,000	236,565
Intesa Sanpaolo SPA (a) 3.625% 8/12/15	140,000	143,039
Intesa Sanpaolo SpA (a) 5.017% 6/26/24	450,000	455,317
JP Morgan Chase & Co. 3.375% 5/01/23	140,000	137,413
JP Morgan Chase & Co. 3.625% 5/13/24	720,000	722,886
M&T Bank Corp. 6.875% 12/29/49	440,000	445,141
Nordea Bank AB (a) 4.875% 5/13/21	390,000	423,355
Rabobank Nederland VRN (a) 11.000% 12/29/49	210,000	281,965
Royal Bank of Scotland Group PLC 2.550% 9/18/15	50,000	51,031
Royal Bank of Scotland Group PLC 6.000% 12/19/23	240,000	259,489
Royal Bank of Scotland Group PLC 6.100% 6/10/23	210,000	229,865

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Royal Bank of Scotland Group PLC 6.125% 12/15/22	$110,000	$120,311
Royal Bank of Scotland Group PLC VRN 7.640% 12/31/49	110,000	117,563
Royal Bank of Scotland Group PLC VRN 7.648% 12/31/49	30,000	36,300
Royal Bank of Scotland NV 4.650% 6/04/18	70,000	73,686
Santander US Debt SA Unipersonal (a) 3.724% 1/20/15	100,000	101,480
Standard Chartered PLC (a) 5.700% 3/26/44	270,000	283,004
State Street Corp. 4.956% 3/15/18	310,000	340,099
Sumitomo Mitsui Banking Corp. (a) 3.100% 1/14/16	200,000	206,951
UBS AG 3.875% 1/15/15	310,000	315,928
Wachovia Bank NA 6.000% 11/15/17	250,000	286,426
Wachovia Capital Trust III VRN 5.570% 3/29/49	310,000	300,700
Wells Fargo & Co. 1.500% 1/16/18	110,000	109,812
Wells Fargo & Co. 3.450% 2/13/23	120,000	119,413
Wells Fargo & Co. STEP 3.676% 6/15/16	170,000	179,402
Wells Fargo & Co. 4.480% 1/16/24	1,191,000	1,261,513
Wells Fargo & Co. 4.600% 4/01/21	40,000	44,510
Wells Fargo & Co. 5.375% 11/02/43	110,000	121,004

		11,849,716

Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	229,977
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	113,735
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	260,000	300,169
Diageo Capital PLC 4.828% 7/15/20	300,000	338,191
Diageo Investment Corp. 2.875% 5/11/22	150,000	149,255
Heineken NV (a) 1.400% 10/01/17	80,000	79,962
Molson Coors Brewing Co. 3.500% 5/01/22	30,000	30,325

	Principal Amount	Value
PepsiCo, Inc. 0.700% 8/13/15	$280,000	$280,785
PepsiCo, Inc. 4.000% 3/05/42	50,000	47,742
Pernod Ricard SA (a) 2.950% 1/15/17	180,000	187,187
Pernod Ricard SA (a) 4.450% 1/15/22	250,000	266,526

		2,023,854

Biotechnology — 0.1%
Amgen, Inc. 3.625% 5/22/24	90,000	90,796

Chemicals — 0.1%
Eagle Spinco, Inc. 4.625% 2/15/21	40,000	39,700
Ecolab, Inc. 4.350% 12/08/21	50,000	54,828
Hexion US Finance Corp. 6.625% 4/15/20	100,000	106,000
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	50,000	56,231

		256,759

Coal — 0.1%
Arch Coal, Inc. 7.000% 6/15/19	170,000	128,775
CONSOL Energy, Inc. 6.375% 3/01/21	110,000	116,875

		245,650

Commercial Services — 0.0%
Catholic Health Initiatives 4.350% 11/01/42	20,000	19,166

Diversified Financial — 6.5%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (a) 3.750% 5/15/19	150,000	151,125
Ally Financial, Inc. 3.500% 1/27/19	80,000	80,776
Ally Financial, Inc. 7.500% 9/15/20	370,000	445,850
American Express Co. VRN 6.800% 9/01/66	180,000	198,000
American Honda Finance Corp. (a) 1.000% 8/11/15	260,000	261,220
Boeing Capital Corp. 4.700% 10/27/19	150,000	169,652
Citigroup, Inc. 3.500% 5/15/23	140,000	136,282
Citigroup, Inc. 3.953% 6/15/16	240,000	253,218
Citigroup, Inc. VRN 5.350% 12/31/49	100,000	95,938

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 5.375% 8/09/20	$60,000	$68,756
Citigroup, Inc. 5.500% 10/15/14	36,000	36,520
Citigroup, Inc. 5.500% 9/13/25	170,000	189,630
Citigroup, Inc. VRN 5.900% 12/29/49	60,000	60,600
Citigroup, Inc. VRN 5.950% 12/31/49	100,000	101,000
Citigroup, Inc. 6.000% 8/15/17	30,000	33,956
Citigroup, Inc. 6.010% 1/15/15	196,000	201,909
Citigroup, Inc. 6.375% 8/12/14	11,000	11,073
Countrywide Financial Corp. 6.250% 5/15/16	360,000	392,839
Federal National Mortgage Association 0.000% 10/09/19	1,460,000	1,282,998
Ford Motor Credit Co. LLC 8.125% 1/15/20	520,000	663,932
General Electric Capital Corp. 1.625% 7/02/15	100,000	101,272
General Electric Capital Corp. 4.375% 9/16/20	10,000	11,044
General Electric Capital Corp. 4.650% 10/17/21	170,000	189,047
General Electric Capital Corp. 5.875% 1/14/38	300,000	363,962
General Electric Capital Corp. VRN 6.375% 11/15/67	880,000	981,200
General Electric Capital Corp. 6.875% 1/10/39	280,000	376,118
General Motors Financial Co., Inc. 2.750% 5/15/16	50,000	50,750
General Motors Financial Co., Inc. 3.250% 5/15/18	40,000	40,600
General Motors Financial Co., Inc. 4.250% 5/15/23	40,000	39,950
The Goldman Sachs Group, Inc. 4.000% 3/03/24	100,000	101,796
The Goldman Sachs Group, Inc. 5.250% 7/27/21	100,000	112,293
The Goldman Sachs Group, Inc. 5.375% 3/15/20	90,000	101,950
The Goldman Sachs Group, Inc. 6.000% 6/15/20	290,000	338,026
The Goldman Sachs Group, Inc. 6.250% 2/01/41	470,000	573,354
The Goldman Sachs Group, Inc. 6.750% 10/01/37	60,000	72,182
HSBC Finance Corp. 6.676% 1/15/21	260,000	310,934

	Principal Amount	Value
Hyundai Capital America (a) 2.125% 10/02/17	$70,000	$71,065
International Lease Finance Corp. (a) 6.750% 9/01/16	680,000	753,100
John Deere Capital Corp. 1.700% 1/15/20	40,000	38,831
John Deere Capital Corp. 2.250% 4/17/19	100,000	101,137
JP Morgan Chase & Co. 4.350% 8/15/21	40,000	43,314
JP Morgan Chase & Co. 5.125% 9/15/14	820,000	827,777
JP Morgan Chase & Co. 5.150% 10/01/15	310,000	326,421
Merrill Lynch & Co., Inc. 6.875% 4/25/18	110,000	129,594
Morgan Stanley 4.750% 3/22/17	40,000	43,550
Toyota Motor Credit Corp. 1.250% 10/05/17	290,000	289,800

		11,224,341

Electric — 1.3%
AES Corp. 4.875% 5/15/23	230,000	227,700
AES Corp. 5.500% 3/15/24	10,000	10,225
AES Corp. 7.375% 7/01/21	20,000	23,400
Calpine Corp. (a) 7.500% 2/15/21	184,000	199,640
Exelon Corp. 5.625% 6/15/35	290,000	326,344
FirstEnergy Corp. 2.750% 3/15/18	70,000	70,838
FirstEnergy Corp. 4.250% 3/15/23	310,000	308,734
FirstEnergy Corp. Series C 7.375% 11/15/31	630,000	744,560
Midamerican Energy Holdings Co, Series A 6.500% 9/15/37	40,000	51,582
Pacific Gas & Electric Co. 5.800% 3/01/37	110,000	132,657
Pacific Gas & Electric Co. 6.050% 3/01/34	50,000	61,836
Pacific Gas & Electric Co. 8.250% 10/15/18	50,000	62,472

		2,219,988

Electronics — 0.1%
Thermo Fisher Scientific, Inc. 3.600% 8/15/21	90,000	93,517

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Thermo Fisher Scientific, Inc. 5.300% 2/01/44	$20,000	$22,198

		115,715

Engineering & Construction — 0.0%
ABB Finance USA, Inc. 4.375% 5/08/42	20,000	20,412

Environmental Controls — 0.1%
Waste Management, Inc. 3.500% 5/15/24	90,000	90,541
Waste Management, Inc. 4.600% 3/01/21	30,000	33,190
Waste Management, Inc. 7.375% 5/15/29	50,000	66,128

		189,859

Foods — 0.7%
HJ Heinz Co. 4.250% 10/15/20	110,000	110,688
Kraft Foods Group, Inc. 3.500% 6/06/22	170,000	174,550
Kraft Foods Group, Inc. 5.375% 2/10/20	136,000	154,692
Kraft Foods, Inc. 5.375% 2/10/20	234,000	268,983
The Kroger Co. 6.400% 8/15/17	30,000	34,369
The Kroger Co. 6.900% 4/15/38	40,000	51,766
Mondelez International, Inc. 4.000% 2/01/24	260,000	269,306
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	40,000	40,628
WM Wrigley Jr. Co. (a) 2.900% 10/21/19	130,000	133,301
WM Wrigley Jr. Co. (a) 3.375% 10/21/20	40,000	41,414

		1,279,697

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	130,000	134,362

Health Care – Products — 0.1%
Medtronic, Inc. 3.125% 3/15/22	180,000	181,719

Health Care – Services — 0.8%
DaVita HealthCare Partners, Inc. 5.125% 7/15/24	140,000	140,875
Fresenius Medical Care US Finance II, Inc. (a) 5.875% 1/31/22	50,000	55,250
Fresenius Medical Care US Finance, Inc. (a) 5.750% 2/15/21	70,000	76,475

	Principal Amount	Value
HCA, Inc. 5.875% 3/15/22	$190,000	$205,913
Humana, Inc. 3.150% 12/01/22	50,000	49,070
Humana, Inc. 4.625% 12/01/42	30,000	29,742
Roche Holdings, Inc. (a) 6.000% 3/01/19	114,000	133,930
UnitedHealth Group, Inc. 5.700% 10/15/40	120,000	143,523
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	84,271
UnitedHealth Group, Inc. 6.000% 2/15/18	110,000	126,912
WellPoint, Inc. 1.250% 9/10/15	60,000	60,458
WellPoint, Inc. 3.125% 5/15/22	50,000	49,926
WellPoint, Inc. 3.700% 8/15/21	70,000	72,994
WellPoint, Inc. 5.875% 6/15/17	20,000	22,447
WellPoint, Inc. 7.000% 2/15/19	50,000	60,315

		1,312,101

Home Builders — 0.1%
NVR, Inc. 3.950% 9/15/22	100,000	100,774
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 5.250% 4/15/21	120,000	121,800
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 7.750% 4/15/20	30,000	32,775

		255,349

Household Products — 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750% 10/15/20	10,000	10,550
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 6.875% 2/15/21	150,000	161,869

		172,419

Insurance — 0.7%
American International Group, Inc. 6.250% 3/15/87	320,000	358,000
ING US, Inc. 2.900% 2/15/18	40,000	41,450
MetLife Capital Trust IV (a) 7.875% 12/15/67	200,000	248,500

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MetLife, Inc. 6.400% 12/15/66	$200,000	$223,500
Teachers Insurance & Annuity Association of America (a) 6.850% 12/16/39	260,000	346,737

		1,218,187

Investment Companies — 0.3%
Temasek Financial I Ltd. (a) 2.375% 1/23/23	250,000	239,122
Xstrata Finance Canada Ltd. (a) 2.050% 10/23/15	240,000	242,719
Xstrata Finance Canada Ltd. (a) 5.800% 11/15/16	60,000	66,020

		547,861

Iron & Steel — 0.3%
Cliffs Natural Resources, Inc. 3.950% 1/15/18	230,000	233,066
Cliffs Natural Resources, Inc. 4.800% 10/01/20	70,000	68,499
Cliffs Natural Resources, Inc. 4.875% 4/01/21	10,000	9,863
Steel Dynamics, Inc. 6.375% 8/15/22	100,000	108,750
Steel Dynamics, Inc. 7.625% 3/15/20	40,000	42,850

		463,028

Lodging — 0.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. (a) 5.625% 10/15/21	250,000	265,625

Manufacturing — 0.4%
Eaton Corp. 1.500% 11/02/17	70,000	70,087
Eaton Corp. 2.750% 11/02/22	510,000	493,830
General Electric Co. 0.850% 10/09/15	120,000	120,595
General Electric Co. 4.500% 3/11/44	60,000	62,516

		747,028

Media — 2.0%
21st Century Fox America Co. 6.200% 12/15/34	20,000	24,484
21st Century Fox America Co. 6.650% 11/15/37	30,000	38,092
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000% 1/15/19	220,000	232,100
Comcast Corp. 3.600% 3/01/24	740,000	760,311

	Principal Amount	Value
Comcast Corp. 6.950% 8/15/37	$160,000	$215,687
COX Communications, Inc. (a) 6.950% 6/01/38	10,000	12,253
DISH DBS Corp. 5.000% 3/15/23	100,000	101,875
DISH DBS Corp. 7.875% 9/01/19	40,000	47,500
Numericable Group SA (a) 6.000% 5/15/22	200,000	208,000
Time Warner Cable, Inc. 4.125% 2/15/21	40,000	43,190
Time Warner Cable, Inc. 5.500% 9/01/41	20,000	22,374
Time Warner Cable, Inc. 5.875% 11/15/40	50,000	58,323
Time Warner Cable, Inc. 6.750% 6/15/39	120,000	154,657
Time Warner Cable, Inc. 8.250% 4/01/19	230,000	291,440
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	29,343
Time Warner, Inc. 4.750% 3/29/21	200,000	221,769
Time Warner, Inc. 6.250% 3/29/41	20,000	24,067
Time Warner, Inc. 7.700% 5/01/32	300,000	416,593
United Business Media Ltd. (a) 5.750% 11/03/20	110,000	118,380
Univision Communications, Inc. (a) 6.750% 9/15/22	261,000	288,731
Viacom, Inc. 4.250% 9/01/23	140,000	146,873

		3,456,042

Mining — 2.2%
Barrick Gold Corp. 3.850% 4/01/22	50,000	49,746
Barrick Gold Corp. 4.100% 5/01/23	170,000	169,294
Barrick Gold Corp. 6.950% 4/01/19	140,000	166,958
Barrick NA Finance LLC 4.400% 5/30/21	180,000	188,329
BHP Billiton Finance USA Ltd. 3.250% 11/21/21	40,000	41,122
BHP Billiton Finance USA Ltd. 5.000% 9/30/43	130,000	143,674
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	410,000	493,408
FMG Resources Property Ltd. (a) 6.000% 4/01/17	80,000	82,600

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
FMG Resources Property Ltd. (a) 6.875% 4/01/22	$80,000	$85,800
Freeport-McMoRan Copper & Gold, Inc. 2.375% 3/15/18	30,000	30,447
Freeport-McMoRan Copper & Gold, Inc. 3.100% 3/15/20	140,000	141,384
Freeport-McMoRan Copper & Gold, Inc. 3.550% 3/01/22	130,000	128,739
Rio Tinto Finance USA Ltd. 1.875% 11/02/15	20,000	20,342
Rio Tinto Finance USA Ltd. 2.500% 5/20/16	100,000	103,220
Rio Tinto Finance USA Ltd. 3.500% 11/02/20	260,000	272,033
Rio Tinto Finance USA Ltd. 3.750% 9/20/21	80,000	84,256
Rio Tinto Finance USA Ltd. 4.125% 5/20/21	60,000	64,491
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	110,000	144,216
Rio Tinto Finance USA PLC 2 .250% 12/14/18	10,000	10,194
Southern Copper Corp. 5.250% 11/08/42	400,000	367,743
Vale Overseas Ltd. 4.375% 1/11/22	502,000	515,404
Vale Overseas Ltd. 6.875% 11/21/36	361,000	399,642
Xstrata Finance Canada Ltd. (a) 2.700% 10/25/17	180,000	184,763

		3,887,805

Oil & Gas — 4.2%
Apache Corp. 4.750% 4/15/43	40,000	41,919
Apache Corp. 5.100% 9/01/40	330,000	363,227
Atwood Oceanics, Inc. 6.500% 2/01/20	70,000	74,638
BP Capital Markets PLC 3.125% 10/01/15	190,000	196,356
BP Capital Markets PLC 3.561% 11/01/21	20,000	20,912
Chesapeake Energy Corp. 6.875% 11/15/20	210,000	243,600
Concho Resources, Inc. 5.500% 4/01/23	20,000	21,500
Concho Resources, Inc. 6.500% 1/15/22	98,000	108,045
Conoco, Inc. 6.950% 4/15/29	125,000	171,172
Continental Resources Inc. 4.500% 4/15/23	60,000	64,091

	Principal Amount	Value
Continental Resources Inc., Series A 5.000% 9/15/22	$20,000	$21,750
Devon Energy Corp. 5.600% 7/15/41	250,000	289,364
Devon Financing Corp. LLC 7.875% 9/30/31	60,000	84,283
Ecopetrol SA 5.875% 5/28/45	190,000	196,513
Hess Corp. 7.300% 8/15/31	5,000	6,648
Hess Corp. 7.875% 10/01/29	90,000	124,018
Hess Corp. 8.125% 2/15/19	180,000	226,434
Kerr-McGee Corp. 6.950% 7/01/24	260,000	333,934
Kerr-McGee Corp. 7.875% 9/15/31	130,000	183,605
Noble Energy, Inc. 5.250% 11/15/43	30,000	33,072
Noble Energy, Inc. 8.250% 3/01/19	300,000	378,200
Occidental Petroleum Corp. 2.700% 2/15/23	80,000	77,678
Occidental Petroleum Corp. 3.125% 2/15/22	130,000	131,790
Pemex Project Funding Master Trust 6.625% 6/15/35	623,000	733,582
Petrobras Global Finance BV 6.250% 3/17/24	240,000	255,456
Petrobras International Finance Co. 3.875% 1/27/16	150,000	154,658
Petrobras International Finance Co. 5.375% 1/27/21	540,000	562,804
Petrobras International Finance Co. 5.750% 1/20/20	142,000	151,770
Petrobras International Finance Co. 6.125% 10/06/16	166,000	180,608
Petroleos Mexicanos (a) 6.375% 1/23/45	220,000	255,475
Plains Exploration & Production Co. 6.500% 11/15/20	40,000	44,650
Plains Exploration & Production Co. 6.875% 2/15/23	10,000	11,700
QEP Resources, Inc. 5.250% 5/01/23	70,000	71,575
QEP Resources, Inc. 6.875% 3/01/21	190,000	213,275
Range Resources Corp. 5.000% 8/15/22	40,000	42,400
Range Resources Corp. 5.000% 3/15/23	80,000	85,200

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Samson Investment Co. (a) 10.750% 2/15/20	$140,000	$147,525
Shell International Finance BV 4.375% 3/25/20	230,000	255,876
Sinopec Group Overseas Development 2012 Ltd. (a) 2.750% 5/17/17	200,000	205,844
Sinopec Group Overseas Development 2014 Ltd. (a) 4.375% 4/10/24	330,000	341,639
Transocean, Inc. 5.050% 12/15/16	70,000	76,043
Transocean, Inc. 6.375% 12/15/21	10,000	11,568

		7,194,397

Oil & Gas Services — 0.4%
Baker Hughes, Inc. 3.200% 8/15/21	190,000	195,846
Cie Generale de Geophysique-Veritas 6.500% 6/01/21	230,000	228,275
Key Energy Services, Inc. 6.750% 3/01/21	190,000	197,600
Schlumberger Norge AS (a) 4.200% 1/15/21	50,000	54,728
Superior Energy Services, Inc. 7.125% 12/15/21	50,000	56,375

		732,824

Packaging & Containers — 0.1%
Ball Corp. 4.000% 11/15/23	10,000	9,525
Ball Corp. 5.000% 3/15/22	90,000	92,250
Rock Tenn Co. 3.500% 3/01/20	80,000	82,321
Rock Tenn Co. 4.000% 3/01/23	30,000	30,785

		214,881

Pharmaceuticals — 1.0%
AbbVie, Inc. 1.750% 11/06/17	310,000	311,691
AbbVie, Inc. 2.900% 11/06/22	190,000	183,736
Express Scripts Holding Co. 3.500% 11/15/16	620,000	658,309
GlaxoSmithKline Capital PLC 2.850% 5/08/22	180,000	177,674
Pfizer, Inc. 6.200% 3/15/19	240,000	284,905
Teva Pharmaceutical Finance Co. BV 3.650% 11/10/21	10,000	10,262
Wyeth 5.950% 4/01/37	20,000	24,575

	Principal Amount	Value
Zoetis, Inc. 3.250% 2/01/23	$40,000	$39,568

		1,690,720

Pipelines — 1.2%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	130,000	136,988
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24	70,000	73,938
Access Midstream Partners LP/ACMP Finance Corp. 5.875% 4/15/21	30,000	32,100
El Paso Natural Gas Co. 8.375% 6/15/32	289,000	404,539
Enterprise Products Operating LLC 5.700% 2/15/42	150,000	174,871
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	250,000	273,125
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 5.500% 2/15/23	80,000	85,200
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.250% 6/15/22	32,000	34,960
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 8.375% 6/01/20	134,000	151,587
Regency Energy Partners LP/Regency Energy Finance Corp. 4.500% 11/01/23	30,000	29,700
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/01/22	100,000	108,625
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500% 7/15/21	28,000	30,520
Sabine Pass Liquefaction LLC (a) 5.750% 5/15/24	130,000	135,525
Southern Natural Gas Co. LLC 8.000% 3/01/32	5,000	6,832
Williams Cos., Inc. 7.750% 6/15/31	78,000	93,988
Williams Cos., Inc. Series A 7.500% 1/15/31	240,000	283,863

		2,056,361

Retail — 0.4%
CVS Caremark Corp. 2.750% 12/01/22	120,000	115,905
CVS Caremark Corp. 5.750% 5/15/41	50,000	59,951
CVS Pass-Through Trust (a) 5.298% 1/11/27	11,484	12,794

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CVS Pass-Through Trust 5.880% 1/10/28	$121,329	$136,583
CVS Pass-Through Trust 6.036% 12/10/28	102,904	118,459
CVS Pass-Through Trust 6.943% 1/10/30	84,424	102,048
QVC, Inc. 5.950% 3/15/43	10,000	10,736
Wal-Mart Stores, Inc. 6.200% 4/15/38	50,000	63,972

		620,448

Savings & Loans — 0.2%
The Goldman Sachs Capital II VRN 4.000% 12/31/49	390,000	312,000
ILFC E-Capital Trust II VRN (a) 6.250% 12/21/65	10,000	10,000

		322,000

Semiconductors — 0.0%
National Semiconductor Corp. 6.600% 6/15/17	30,000	34,727

Software — 0.3%
Activision Blizzard, Inc. (a) 5.625% 9/15/21	80,000	86,200
First Data Corp. (a) 6.750% 11/01/20	30,000	32,475
First Data Corp. 11.750% 8/15/21	120,000	142,350
First Data Corp. 12.625% 1/15/21	20,000	24,625
Oracle Corp. 1.200% 10/15/17	260,000	259,652

		545,302

Telecommunications — 2.7%
America Movil SAB de CV 5.000% 3/30/20	100,000	110,867
America Movil SAB de CV 5.625% 11/15/17	160,000	180,723
AT&T, Inc. 3.000% 2/15/22	60,000	59,732
AT&T, Inc. 3.875% 8/15/21	70,000	74,470
AT&T, Inc. 3.900% 3/11/24	60,000	62,075
AT&T, Inc. 4.350% 6/15/45	60,000	56,875
AT&T, Inc. 5.500% 2/01/18	30,000	33,949
AT&T, Inc. 5.800% 2/15/19	200,000	232,702
Deutsche Telekom International Finance BV 5.750% 3/23/16	315,000	340,724

	Principal Amount	Value
Intelsat Jackson Holdings SA 5.500% 8/01/23	$50,000	$49,750
Intelsat Jackson Holdings SA 7.500% 4/01/21	225,000	246,375
Qwest Corp. 6.875% 9/15/33	100,000	100,598
Qwest Corp. 7.500% 10/01/14	55,000	55,931
Rogers Communications, Inc. 6.800% 8/15/18	120,000	142,614
Sprint Capital Corp. 8.750% 3/15/32	240,000	277,200
Sprint Corp. (a) 7.875% 9/15/23	90,000	100,125
Telecom Italia Capital SA 7.175% 6/18/19	10,000	11,562
Telefonica Emisiones SAU 5.877% 7/15/19	80,000	92,751
Telefonica Emisiones SAU 6.221% 7/03/17	60,000	67,898
Verizon Communications, Inc. 3.450% 3/15/21	130,000	134,343
Verizon Communications, Inc. 4.150% 3/15/24	110,000	114,857
Verizon Communications, Inc. 5.150% 9/15/23	520,000	581,928
Verizon Communications, Inc. 6.000% 4/01/41	130,000	152,263
Verizon Communications, Inc. 6.350% 4/01/19	100,000	118,261
Verizon Communications, Inc. 6.400% 9/15/33	570,000	698,215
Verizon Communications, Inc. 6.550% 9/15/43	360,000	453,039
Verizon Global Funding Corp. 7.750% 12/01/30	20,000	27,428
West Corp. (a) 5.375% 7/15/22	120,000	118,800

		4,696,055

Transportation — 0.1%
Florida East Coast Holdings Corp. (a) 6.750% 5/01/19	130,000	137,313

TOTAL CORPORATE DEBT (Cost $59,698,046)		63,863,959

MUNICIPAL OBLIGATIONS — 0.2%
Northeast Ohio Regional Sewer District 5.000% 11/15/43	50,000	55,511
State of California 5.000% 4/01/42	70,000	76,519
State of California 5.000% 11/01/43	50,000	55,419

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tennessee Valley Authority 5.250% 9/15/39	$130,000	$157,892

		345,341

TOTAL MUNICIPAL OBLIGATIONS (Cost $301,803)		345,341

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.5%
Automobile ABS — 0.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A (a) 1.920% 9/20/19	100,000	99,603
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	100,000	101,251
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A (a) 2.802% 5/20/18	125,000	129,484
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A (a) 2.970% 2/20/20	150,000	154,966
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 (a) 1.830% 8/25/19	120,000	119,918

		605,222

Commercial MBS — 3.5%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AJ VRN 5.775% 6/10/49	740,000	766,804
CD Mortgage Trust, Series 2007-CD4, Class AJ VRN 5.398% 12/11/49	140,000	117,179
CD Mortgage Trust, Series 2006-CD2, Class AM VRN 5.527% 1/15/46	60,000	63,713
CD Mortgage Trust, Series 2006-CD2, Class AJ VRN 5.566% 1/15/46	270,000	249,974
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class E FRN (a) 3.152% 2/15/31	250,000	250,328
COMM 2014-SAVA Mortgage Trust, Series 2014-SAVA, Class D FRN (a) 3.250% 6/15/34	250,000	250,000
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ 5.373% 12/15/39	190,000	182,371
DBUBS Mortgage Trust, Series 2011-LC3A, Class XA VRN (a) 1.559% 8/10/44	755,103	20,896
EQTY 2014-INNS Mortgage Trust, Series 2014-INNS, Class D FRN (a) 2.504% 5/08/31	190,000	190,348

	Principal Amount	Value
Fannie Mae-Aces, Series 2014-M4, Class X2 VRN 0.411% 3/25/24	$5,970,367	$126,332
Fannie Mae-Aces, Series 2014-M5, Class SA FRN 4.777% 1/25/17	4,457,852	210,063
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K715, Class X1 VRN 1.316% 1/25/21	2,168,121	138,547
Government National Mortgage Association, Series 2013-162, Class IO VRN 1.095% 9/16/46	3,491,690	246,042
GS Mortgage Securities Corp II, Series 2011-GC5, Class XA VRN (a) 1.874% 8/10/44	808,474	53,041
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AJ VRN 5.502% 6/12/47	250,000	249,661
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM 5.593% 5/12/45	130,000	139,839
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM 5.372% 5/15/47	510,000	538,131
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class AM VRN 6.082% 2/12/51	10,000	11,255
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA VRN 1.454% 4/15/47	2,648,446	170,373
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B VRN 5.050% 1/15/47	30,000	32,743
Merrill Lynch Mortgage Trust, Series 2006-C2, Class AJ VRN 5.802% 8/12/43	190,000	195,842
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 VRN 6.079% 8/12/49	10,000	11,112
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ VRN 6.193% 9/12/49	260,000	252,495

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA VRN (a) 2.029% 8/15/45	$536,579	$48,196
Morgan Stanley Capital I, Series 2006-IQ12, Class AJ 5.399% 12/15/43	190,000	174,017
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 VRN 5.692% 4/15/49	90,000	99,291
PFP III Ltd., Series 2014-1, Class D FRN (a) 4.252% 6/14/31	280,000	282,375
RBSCF Trust, Series 2013-GSP, Class A VRN (a) 3.961% 1/13/32	250,000	262,282
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ VRN 5.632% 10/15/48	160,000	164,423
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3 5.678% 5/15/46	330,000	364,707
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ VRN 5.825% 7/15/45	240,000	242,621
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class XA VRN (a) 1.284% 2/15/44	930,819	31,944

		6,136,945

Home Equity ABS — 2.2%
ACE Securities Corp., Series 2006-SD2, Class A FRN 0.452% 12/25/45	180,450	177,308
Bear Stearns Asset Back Securities Trust, Series 2005-SD4, Class 2A1 FRN 0.952% 12/25/42	39,499	39,011
CWHEQ Revolving Home Equity Loan Trust, Series 2005-G, Class 2A FRN 0.382% 12/15/35	76,844	61,207
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F VRN 6.340% 12/15/28	8	8
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A FRN 0.592% 7/25/30	29,493	29,146
GSAA Home Equity Trust, Series 2006-19, Class A3A FRN 0.392% 12/25/36	1,123,181	684,211
GSAA Trust, Series 2006-5, Class 2A3 FRN 0.422% 3/25/36	898,635	630,013
GSAA Trust, Series 2005-6, Class M1 FRN 0.582% 6/25/35	580,000	462,006

	Principal Amount	Value
HSI Asset Securitization Corp., Series 2005-II, Class 2A4 FRN 0.542% 11/25/35	$2,400,000	$1,698,609
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 2/25/32	69,410	66,747

		3,848,266

Manufactured Housing ABS — 0.6%
Greenpoint Manufactured Housing, Series 1999-2, Class A2 FRN 2.915% 3/18/29	200,000	174,843
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2 FRN 3.534% 6/19/29	75,000	65,341
Greenpoint Manufactured Housing, Series 1999-4, Class A2 FRN 3.649% 2/20/30	75,000	65,380
Greenpoint Manufactured Housing, Series 2001-2, Class IA2 FRN 3.650% 2/20/32	150,000	130,399
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2 FRN 3.656% 3/13/32	200,000	172,218
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 5/15/22	427,094	432,683

		1,040,864

Other ABS — 0.8%
National Collegiate Student Loan, Series 2006-3, Class A4 FRN 0.422% 3/26/29	550,000	502,257
National Collegiate Student Loan, Series 2007-4, Class A3L FRN 1.002% 3/25/38	1,270,000	949,677

		1,451,934

Student Loans ABS — 0.9%
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 6/15/43	400,000	365,380
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1 (a) 3.500% 10/28/29	231,399	228,661
SLM Student Loan Trust, Series 2003-11, Class A6 FRN (a) 0.981% 12/15/25	300,000	300,003
SLM Student Loan Trust, Series 2012-1, Class A3 FRN 1.102% 9/25/28	700,000	712,945

		1,606,989

WL Collateral CMO — 7.1%
Alternative Loan Trust, Series 2005-36, Class 3A1 FRN 2.587% 8/25/35	946,195	838,781

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Alternative Loan Trust, Series 2004-28CB, Class 2A7 5.750% 1/25/35	$692,607	$703,533
Banc of America Alternative Loan Trust, Series 2005-9, Class 2CB1 6.000% 10/25/35	955,519	922,122
Banc of America Alternative Loan Trust, Series 2006-3, Class 4CB1 6.500% 4/25/36	887,267	803,063
Bear Stearns ALT-A Trust, Series 2004-7, Class 2A1 FRN 2.493% 8/25/34	282,639	282,578
Bear Stearns Asset Backed Securities I Trust, Series 2005-AC8, Class A3 FRN 7.498% 11/25/35	1,860,234	562,139
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 FRN 0.482% 10/25/35	163,822	136,242
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN (a) 0.552% 9/25/35	212,443	190,663
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 4A1 FRN 19.107% 10/25/35	193,094	257,111
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN (a) 0.502% 9/25/35	252,117	217,288
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 FRN 2.675% 10/25/35	273,461	247,199
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A FRN 2.686% 2/25/36	139,119	122,281
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 0.932% 12/25/34	26,769	22,202
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 FRN 2.126% 9/25/33	803,984	810,916
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 FRN 2.615% 1/25/36	211,387	210,370
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 FRN 2.809% 3/25/36	202,562	160,310
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (a) 5.500% 5/25/35	216,475	223,985
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (a) 6.000% 5/25/35	79,958	83,216

	Principal Amount	Value
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (a) 6.000% 5/25/35	$1,167,100	$1,189,190
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Class 2A FRN 2.387% 8/25/34	303,022	295,680
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1 FRN 2.484% 8/25/36	729,468	583,310
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1 FRN 2.273% 3/25/46	784,702	649,255
WaMu Mortgage Pass Through Certificates, Series 2005-AR15, Class A1A1 FRN 0.412% 11/25/45	220,396	207,437
WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1 FRN 0.442% 10/25/45	166,439	156,935
WaMu Mortgage Pass Through Certificates, Series 2006-AR13, Class 1A FRN 1.003% 10/25/46	1,134,474	935,374
WaMu Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A FRN 1.083% 8/25/46	597,467	419,780
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 FRN 2.026% 11/25/36	1,157,612	978,732

		12,209,692

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,075,134)		26,899,912

SOVEREIGN DEBT OBLIGATIONS — 8.3%
Brazil Notas do Tesouro Nacional Serie B BRL (b) 6.000% 8/15/50	547,000	605,089
Colombia Government International Bond 5.625% 2/26/44	300,000	336,000
Hungary Government International Bond 5.750% 11/22/23	400,000	441,000
Indonesia Government International Bond (a) 3.750% 4/25/22	430,000	417,637

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Italy Buoni Poliennali Del Tesoro EUR (b) 3.750% 5/01/21	$1,810,000	$2,748,657
Mexican Bonos MXN (b) 6.500% 6/09/22	5,118,000	419,304
Mexican Bonos MXN (b) 7.750% 11/13/42	26,885,600	2,346,739
Mexican Bonos MXN (b) 8.000% 6/11/20	2,730,800	242,001
Mexican Bonos MXN (b) 8.500% 11/18/38	2,216,400	208,218
Mexico Government International Bond 4.750% 3/08/44	194,000	197,880
Mexico Government International Bond 5.550% 1/21/45	710,000	807,625
Poland Government Bond PLN (b) 4.000% 10/25/23	3,680,000	1,263,868
Poland Government International Bond 4.000% 1/22/24	490,000	508,375
Republic of Brazil BRL (b) 10.000% 1/01/17	2,165,000	947,039
Republic of Turkey 7.000% 3/11/19	380,000	437,380
Residual Funding Corp. Principal Strip 10/15/19	1,280,000	1,150,024
Russian Foreign Bond-Eurobond STEP (a) 7.500% 3/31/30	109,600	126,932
Russian Foreign Bond-Eurobond STEP (c) 7.500% 3/31/30	335,650	388,730
South Africa Government International Bond 5.875% 9/16/25	380,000	422,370
Turkey Government International Bond 5.750% 3/22/24	230,000	251,275

		14,266,143

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $13,683,439)		14,266,143

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 31.1%
Collateralized Mortgage Obligations — 4.8%
Federal Home Loan Mortgage Corp.
Series 4092, Class AI 3.000% 9/15/31	1,603,662	230,701
Series 4206, Class CZ 3.000% 5/15/43	103,299	86,080

	Principal Amount	Value
Series 4226, Class GZ 3.000% 7/15/43	$102,785	$85,255
Series 4097, Class ST 5.898% 8/15/42 FRN	88,083	19,142
Series 4136, Class SQ 5.998% 11/15/42 FRN	90,280	20,466
Series R007, Class ZA 6.000% 5/15/36	419,970	458,993
Series 3621, Class SB 6.078% 1/15/40 FRN	135,717	20,620
Series 4203, Class PS 6.098% 9/15/42 FRN	548,569	108,073
Series 3349, Class AS 6.348% 7/15/37 FRN	1,324,997	218,134
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K024, Class X1 1.022% 9/25/22 VRN	337,144	19,716
Series K007, Class X1 1.363% 4/25/20 VRN	1,286,470	66,574
Series K008, Class X1 1.816% 6/25/20 VRN	720	54
Series K015, Class X1 1.827% 7/25/21 VRN	867,866	82,301
Federal National Mortgage Association Series 409, Class C2 3.000% 4/25/27	402,542	46,264
Series 409, Class C13 3.500% 11/25/41	245,735	50,404
Series 409, Class C18 4.000% 4/25/42	437,321	101,438
Series 409, Class C22 4.500% 11/25/39	332,379	65,224
Series 2011-59, Class NZ 5.500% 7/25/41	589,474	670,976
Series 2013-9, Class CB 5.500% 4/25/42	1,470,523	1,641,764
Series 2012-93, Class SG 5.948% 9/25/42 FRN	175,264	38,053
Series 2012-124, Class SE 5.998% 11/25/42 FRN	713,815	161,252
Series 2012-128, Class SQ 5.998% 11/25/42 FRN	90,708	21,447
Series 2012-128, Class SL 5.998% 11/25/42 FRN	91,728	21,644
Series 2012-133, Class CS 5.998% 12/25/42 FRN	177,221	36,579
Series 2012-134, Class SK 5.998% 12/25/42 FRN	89,591	18,453
Series 2012-46, Class BA 6.000% 5/25/42	472,703	525,955
Series 2010-142, Class SM 6.378% 12/25/40 FRN	222,760	30,709

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2011-87, Class SG 6.398% 4/25/40 FRN	$667,504	$128,438
Series 2011-96, Class SA 6.398% 10/25/41 FRN	764,712	127,404
Series 2012-74, Class SA 6.498% 3/25/42 FRN	215,421	34,671
Series 2012-28, Class B 6.500% 6/25/39	177,355	196,316
Series 2013-9, Class BC 6.500% 7/25/42	496,508	558,135
Series 2012-51, Class B 7.000% 5/25/42	396,751	440,883
Government National Mortgage Association Series 2010-H28, Class FE 0.552% 12/20/60 FRN	303,555	301,443
Series 2011-H08, Class FG 0.632% 3/20/61 FRN	263,133	262,100
Series 2011-H09, Class AF 0.652% 3/20/61 FRN	168,738	168,207
Series 2012-100, Class IO 0.826% 8/16/52 VRN	514,582	34,038
Series 2013-178, Class IO 0.946% 6/16/55 VRN	530,062	33,132
Series 2013-178, Class A 2.250% 3/16/35	215,900	220,354
Series 2013-154, Class AB 2.900% 2/16/44 VRN	629,592	644,369
Series 2013-153, Class AB 2.900% 6/16/44 VRN	198,259	202,812
Series 2012-66, Class CI 3.500% 2/20/38	246,871	36,739
Series 2010-31, Class GS 6.347% 3/20/39 FRN	85,122	11,491
Series 2010-85, Class HS 6.497% 1/20/40 FRN	210,758	33,770
Series 2013-152, Class HS 6.547% 6/20/43 FRN	275,457	57,679

		8,338,252

Pass-Through Securities — 25.3%
Federal Home Loan Mortgage Corp. Pool #1N1640 1.908% 1/01/37 FRN	160,734	167,565
Pool #1N1637 2.186% 1/01/37 FRN	464,838	491,270
Pool #1J1368 2.748% 10/01/36 FRN	111,110	119,027
Pool #G14492 4.000% 10/01/25	1,050,270	1,120,178
Pool #U90316 4.000% 10/01/42	92,429	97,513
Pool #U91254 4.000% 4/01/43	192,054	202,617

	Principal Amount	Value
Pool #Q19135 4.000% 6/01/43	$98,132	$104,388
Pool #Q19236 4.000% 6/01/43	98,220	104,313
Pool #Q19615 4.000% 7/01/43	94,342	100,356
Pool #U95137 4.000% 8/01/43	95,631	100,890
Pool #U99076 4.500% 12/01/43	691,311	755,204
Pool #U92272 4.500% 12/01/43	99,158	108,323
Pool #U99084 4.500% 2/01/44	594,491	649,435
Pool #U99091 4.500% 3/01/44	198,874	217,254
Pool #G06875 5.500% 12/01/38	34,063	38,174
Pool #G07509 6.500% 9/01/39	75,366	84,526
Pool #G06669 6.500% 9/01/39	66,720	75,190
Pool #G07335 7.000% 3/01/39	170,798	191,746
Federal Home Loan Mortgage Corp. TBA
Pool #3133 3.000% 8/01/42 (d)	500,000	491,973
Federal National Mortgage Association
Pool #950385 1.327% 8/01/37 FRN	31,837	32,372
Pool #AP9633 2.500% 10/01/42	183,648	174,373
Pool #AQ7306 3.000% 1/01/43	95,321	93,805
Pool #AR1202 3.000% 1/01/43	93,421	91,936
Pool #MA1543 3.500% 8/01/33	93,990	98,323
Pool #MA1608 3.500% 10/01/33	190,865	199,544
Pool #MA1652 3.500% 11/01/33	95,732	100,084
Pool #AS1348 3.500% 12/01/33	96,881	101,255
Pool #MA1213 3.500% 10/01/42	926,811	947,809
Pool #MA1372 3.500% 3/01/43	283,784	291,721
Pool #MA1403 3.500% 4/01/43	760,165	781,426
Pool #AK8441 4.000% 4/01/42	89,848	95,468

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AO2711 4.000% 5/01/42	$83,849	$89,093
Pool #AO6086 4.000% 6/01/42	96,363	102,390
Pool #AP0692 4.000% 7/01/42	90,735	96,409
Pool #AP5333 4.000% 7/01/42	387,513	411,748
Pool #AP2530 4.000% 8/01/42	85,366	90,705
Pool #AP2958 4.000% 8/01/42	90,816	96,496
Pool #AP4903 4.000% 9/01/42	90,631	96,299
Pool #AP7399 4.000% 9/01/42	187,546	199,275
Pool #AP9229 4.000% 10/01/42	94,332	100,231
Pool #AP9766 4.000% 10/01/42	367,209	388,108
Pool #AQ3599 4.000% 11/01/42	93,459	99,304
Pool #AQ7003 4.000% 12/01/42	169,557	180,161
Pool #AQ4555 4.000% 12/01/42	174,404	185,202
Pool #AQ7082 4.000% 1/01/43	191,551	203,591
Pool #AL3508 4.000% 4/01/43	92,141	98,148
Pool #AB9383 4.000% 5/01/43	281,209	299,191
Pool #AQ4078 4.000% 6/01/43	92,107	98,111
Pool #AQ4080 4.000% 6/01/43	95,755	101,879
Pool #AT8394 4.000% 6/01/43	94,433	100,589
Pool #AB9683 4.000% 6/01/43	184,133	195,735
Pool #AT9637 4.000% 7/01/43	284,240	302,416
Pool #AT9653 4.000% 7/01/43	194,455	207,132
Pool #AT9657 4.000% 7/01/43	184,892	196,541
Pool #AS0070 4.000% 8/01/43	98,428	104,030
Pool #MA1547 4.000% 8/01/43	97,334	102,873
Pool #MA0706 4.500% 4/01/31	96,226	105,081
Pool #MA0734 4.500% 5/01/31	296,982	324,313

	Principal Amount	Value
Pool #MA0776 4.500% 6/01/31	$98,997	$108,108
Pool #MA0913 4.500% 11/01/31	69,109	75,469
Pool #MA0939 4.500% 12/01/31	74,812	81,697
Pool #AA0856 4.500% 1/01/39	32,371	35,098
Pool #993117 4.500% 1/01/39	25,632	27,795
Pool #AA2450 4.500% 2/01/39	8,920	9,673
Pool #AA3495 4.500% 2/01/39	61,322	66,497
Pool #935520 4.500% 8/01/39	119,679	129,795
Pool #AD5481 4.500% 5/01/40	1,795,319	1,945,957
Pool #AD6914 4.500% 6/01/40	198,131	214,756
Pool #AD8685 4.500% 8/01/40	352,244	381,800
Pool #MA1591 4.500% 9/01/43	195,746	214,005
Pool #MA1629 4.500% 10/01/43	195,508	213,746
Pool #MA1664 4.500% 11/01/43	98,186	107,345
Pool #MA1711 4.500% 12/01/43	197,221	215,618
Pool #AL4741 4.500% 1/01/44	98,145	107,300
Pool #915154 5.000% 4/01/37	187,658	208,432
Pool #974965 5.000% 4/01/38	711,130	788,965
Pool #983077 5.000% 5/01/38	178,475	198,177
Pool #310088 5.000% 6/01/38	178,194	197,865
Pool #AE2266 5.000% 3/01/40	226,374	251,364
Pool #937948 5.500% 6/01/37	40,471	45,363
Pool #995072 5.500% 8/01/38	99,826	112,191
Pool #481473 6.000% 2/01/29	177	199
Pool #867557 6.000% 2/01/36	3,055	3,437
Pool #AE0469 6.000% 12/01/39	679,458	764,204
Pool #AL4324 6.500% 5/01/40	468,118	526,103

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AE0758 7.000% 2/01/39	$259,391	$296,172
Federal National Mortgage Association TBA Pool #838 2.500% 9/01/27 (d)	700,000	711,211
Pool #3430 3.000% 7/01/27 (d)	4,000,000	4,155,000
Pool #515 3.000% 9/01/42 (d)	700,000	691,578
Pool #2409 3.500% 8/01/26 (d)	600,000	635,859
Pool #1127 3.500% 4/01/42 (d)	2,300,000	2,367,922
Pool #12994 4.000% 12/01/41 (d)	4,000,000	4,232,969
Pool #6447 4.000% 12/01/41 (d)	400,000	424,563
Pool #15801 4.500% 2/01/40 (d)	200,000	216,625
Pool #28654 5.000% 4/01/37 (d)	3,300,000	3,664,547
Government National Mortgage Association Pool #783298 4.500% 4/20/41	805,889	883,330
Pool #783368 4.500% 7/20/41	102,334	111,848
Pool #4747 5.000% 7/20/40	472,430	526,058
Pool #487588 6.000% 4/15/29	5,061	5,761
Pool #595077 6.000% 10/15/32	778	891
Pool #596620 6.000% 10/15/32	1,384	1,585
Pool #598000 6.000% 12/15/32	71	81
Pool #604706 6.000% 10/15/33	120,138	137,391
Pool #636251 6.000% 3/15/35	10,925	12,527
Pool #782034 6.000% 1/15/36	141,281	162,593
Pool #658029 6.000% 7/15/36	71,482	81,339
Government National Mortgage Association TBA Pool # 3143 3.500% 1/01/42 (d)	900,000	935,859
Pool #471 3.500% 8/01/42 (d)	500,000	520,820

	Principal Amount	Value
Pool # 1767 4.000% 8/01/42 (d)	$1,200,000	$1,284,563
Pool #1207 4.500% 11/01/40 (d)	1,700,000	1,856,719

		43,751,879

U.S. Treasury Bonds & Notes — 1.0%
U.S. Treasury Note 1.625% 4/30/19	1,800,000	1,803,428

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $53,773,175)		53,893,559

U.S. TREASURY OBLIGATIONS — 4.8%
U.S. Treasury Bonds & Notes — 4.8%
U.S. Treasury Bond 3.375% 5/15/44	80,000	80,539
U.S. Treasury Bond 3.625% 2/15/44	580,000	612,092
U.S. Treasury Bond 3.750% 11/15/43	3,280,000	3,542,119
U.S. Treasury Inflation Index 0.375% 7/15/23	1,629,760	1,661,337
U.S. Treasury Inflation Index 0.625% 2/15/43	1,257,857	1,141,897
U.S. Treasury Inflation Index 0.750% 2/15/42	104,906	98,751
U.S. Treasury Inflation Index 2.125% 2/15/40	372,888	474,413
U.S. Treasury Note 0.250% 10/31/15	10,000	10,009
U.S. Treasury Note 0.375% 4/30/16	210,000	209,934
U.S. Treasury Note 0.875% 4/15/17	40,000	40,098
U.S. Treasury Note 1.500% 12/31/18	250,000	250,132
U.S. Treasury Note 1.500% 5/31/19	120,000	119,399

		8,240,720

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,852,525)		8,240,720

TOTAL BONDS & NOTES (Cost $167,545,874)		173,755,597

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Units	Value
PURCHASED OPTIONS — 0.0%
Financial — 0.0%
Diversified Financial — 0.0%
U.S. Treasury Bond 30 Year Call, Expires 7/25/14, Strike 139	17	$5,578
U.S. Treasury Note 5 Year Call, Expires 7/25/14, Strike 120	42	8,531
Eurodollar Call, Expires 3/16/15, Strike 100	164	32,800
Eurodollar 3 Year Midcurve Put, Expires 7/11/14, Strike 97	36	225

		47,134

TOTAL PURCHASED OPTIONS (Cost $41,129)		47,134

TOTAL LONG-TERM INVESTMENTS (Cost $167,749,663)		173,970,316

	Principal Amount
SHORT-TERM INVESTMENTS — 13.1%
Discount Notes — 1.4%
Federal National Mortgage Association 0.071% 9/24/14	$2,400,000	2,399,603

Repurchase Agreement — 9.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (e)	16,333,385	16,333,385

U.S. Treasury Bills — 2.3%
U.S. Treasury Bill 0.051% 10/16/14	500,000	499,926
0.077% 8/21/14	2,500,000	2,499,731
0.093% 4/02/15	1,000,000	999,297

		3,998,954

TOTAL SHORT-TERM INVESTMENTS (Cost $22,731,942)		22,731,942

TOTAL INVESTMENTS — 113.6% (Cost $190,481,605) (f)		196,702,258

Other Assets/(Liabilities) — (13.6)%		(23,533,330)

NET ASSETS — 100.0%		$173,168,928

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BRL	Brazilian Real
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MXN	Mexican Peso
PLN	Polish Zloty
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $15,406,477 or 8.90% of net assets.
(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2014, these securities amounted to a value of $388,730 or 0.22% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Maturity value of $16,333,389. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity dates of 10/15/40, and an aggregate market value, including accrued interest, of $16,661,993.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Basic Materials — 2.5%
Chemicals — 1.7%
Albemarle Corp.	1,800	$128,700
Ashland, Inc.	1,700	184,858
Celanese Corp. Series A	3,500	224,980
CF Industries Holdings, Inc.	800	192,424
E.I. du Pont de Nemours & Co.	57,909	3,789,565
Eastman Chemical Co.	2,400	209,640
Huntsman Corp.	5,400	151,740
LyondellBasell Industries NV Class A	12,600	1,230,390
Rockwood Holdings, Inc.	1,100	83,589
Westlake Chemical Corp.	2,900	242,904

		6,438,790

Forest Products & Paper — 0.1%
International Paper Co.	1,800	90,846
MeadWestvaco Corp.	2,700	119,502

		210,348

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	400	18,040
Nucor Corp.	2,800	137,900
Steel Dynamics, Inc.	4,200	75,390

		231,330

Mining — 0.6%
Vulcan Materials Co.	36,395	2,320,181

		9,200,649

Communications — 11.1%
Advertising — 0.8%
Omnicom Group, Inc.	43,780	3,118,011

Internet — 2.1%
AOL, Inc. (a)	51,997	2,068,960
Liberty Interactive Corp. Class A (a)	85,777	2,518,413
Symantec Corp.	131,223	3,005,007

		7,592,380

Media — 4.0%
Comcast Corp. Class A	55,865	2,998,833
DIRECTV (a)	36,227	3,079,657
Gannett Co., Inc.	5,100	159,681
Liberty Global PLC Series A (a)	43,945	1,943,248
Time Warner, Inc.	32,400	2,276,100
Viacom, Inc. Class B	50,565	4,385,503

		14,843,022

Telecommunications — 4.2%
Cisco Systems, Inc.	117,397	2,917,315
Corning, Inc.	32,700	717,765

	Number of Shares	Value
Harris Corp.	2,500	$189,375
Juniper Networks, Inc. (a)	7,400	181,596
Knowles Corp. (a)	59,161	1,818,609
Motorola Solutions, Inc.	42,856	2,852,924
QUALCOMM, Inc.	24,800	1,964,160
Verizon Communications, Inc.	53,918	2,638,208
Vodafone Group PLC Sponsored ADR (United Kingdom)	66,399	2,217,063

		15,497,015

		41,050,428

Consumer, Cyclical — 7.4%
Airlines — 0.3%
Alaska Air Group, Inc.	1,600	152,080
Delta Air Lines, Inc.	13,400	518,848
Southwest Airlines Co.	15,900	427,074

		1,098,002

Auto Manufacturers — 0.8%
General Motors Co.	71,442	2,593,345
Oshkosh Corp.	2,000	111,060
Paccar, Inc.	1,400	87,962

		2,792,367

Automotive & Parts — 0.5%
Delphi Automotive PLC	5,800	398,692
The Goodyear Tire & Rubber Co.	4,900	136,122
Johnson Controls, Inc.	15,400	768,922
Lear Corp.	2,000	178,640
TRW Automotive Holdings Corp. (a)	2,600	232,752

		1,715,128

Home Builders — 0.0%
PulteGroup, Inc.	6,000	120,960

Home Furnishing — 0.0%
Whirlpool Corp.	1,200	167,064

Housewares — 0.1%
Newell Rubbermaid, Inc.	6,500	201,435

Leisure Time — 0.2%
Carnival Corp.	9,300	350,145
Royal Caribbean Cruises Ltd.	3,800	211,280

		561,425

Lodging — 0.0%
Hyatt Hotels Corp. Class A (a)	800	48,784
Wyndham Worldwide Corp.	1,100	83,292

		132,076

Retail — 5.5%
AutoNation, Inc. (a)	29,804	1,778,703
AutoZone, Inc. (a)	700	375,368
CVS Caremark Corp.	63,953	4,820,137
Dillard’s, Inc. Class A	600	69,966

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Family Dollar Stores, Inc.	46,093	$3,048,591
Foot Locker, Inc.	2,300	116,656
Kohl’s Corp.	4,900	258,132
Lowe’s Cos., Inc.	57,728	2,770,367
Macy’s, Inc.	17,800	1,032,756
McDonald’s Corp.	8,600	866,364
Nordstrom, Inc.	3,800	258,134
Penske Auto Group, Inc.	2,100	103,950
Wal-Mart Stores, Inc.	64,200	4,819,494

		20,318,618

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,800	148,540

		27,255,615

Consumer, Non-cyclical — 17.4%
Agriculture — 1.7%
Altria Group, Inc.	37,200	1,560,168
Archer-Daniels-Midland Co.	14,900	657,239
Bunge Ltd.	2,800	211,792
Lorillard, Inc.	8,400	512,148
Philip Morris International, Inc.	28,975	2,442,882
Reynolds American, Inc.	12,200	736,270

		6,120,499

Beverages — 0.8%
Coca-Cola Enterprises, Inc.	6,000	286,680
Dr. Pepper Snapple Group, Inc.	3,100	181,598
PepsiCo, Inc.	28,391	2,536,452

		3,004,730

Biotechnology — 0.5%
Amgen, Inc.	17,000	2,012,290

Commercial Services — 0.1%
Global Payments, Inc.	1,600	116,560
Quanta Services, Inc. (a)	3,800	131,404

		247,964

Foods — 1.4%
Campbell Soup Co.	1,300	59,553
General Mills, Inc.	14,200	746,068
Ingredion, Inc.	600	45,024
Kellogg Co.	3,100	203,670
Kraft Foods Group, Inc.	5,100	305,745
The Kroger Co.	11,700	578,331
Mondelez International, Inc. Class A	67,132	2,524,835
Pilgrim’s Pride Corp. (a)	4,000	109,440
Sysco Corp.	11,300	423,185
Tyson Foods, Inc. Class A	6,300	236,502

		5,232,353

Health Care – Products — 1.8%
Baxter International, Inc.	2,300	166,290
Becton, Dickinson & Co.	4,300	508,690
CareFusion Corp. (a)	3,800	168,530

	Number of Shares	Value
Covidien PLC	37,267	$3,360,738
Medtronic, Inc.	22,500	1,434,600
St. Jude Medical, Inc.	6,400	443,200
Zimmer Holdings, Inc.	7,400	768,564

		6,850,612

Health Care – Services — 2.6%
Cigna Corp.	6,300	579,411
HCA Holdings, Inc. (a)	45,641	2,573,240
Humana, Inc.	3,400	434,248
Laboratory Corporation of America Holdings (a)	700	71,680
UnitedHealth Group, Inc.	64,546	5,276,635
WellPoint, Inc.	6,700	720,987

		9,656,201

Household Products — 0.3%
Avery Dennison Corp.	1,500	76,875
Kimberly-Clark Corp.	8,500	945,370
Tupperware Brands Corp.	1,100	92,070

		1,114,315

Pharmaceuticals — 8.2%
AbbVie, Inc.	13,900	784,516
Bristol-Myers Squibb Co.	53,675	2,603,774
Cardinal Health, Inc.	7,600	521,056
Eli Lilly & Co.	55,901	3,475,365
Forest Laboratories, Inc. (a)	18,878	1,868,922
Merck & Co., Inc.	127,391	7,369,570
Pfizer, Inc.	287,068	8,520,178
Sanofi ADR (France)	60,213	3,201,525
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	38,435	2,014,763

		30,359,669

		64,598,633

Energy — 11.8%
Coal — 0.3%
CONSOL Energy, Inc.	25,173	1,159,720

Oil & Gas — 9.5%
Apache Corp.	3,300	332,046
Chesapeake Energy Corp.	10,500	326,340
Chevron Corp.	42,551	5,555,033
ConocoPhillips	34,700	2,974,831
Devon Energy Corp.	9,100	722,540
Exxon Mobil Corp.	92,696	9,332,633
Hess Corp.	37,023	3,661,205
Marathon Oil Corp.	104,030	4,152,878
Marathon Petroleum Corp.	4,600	359,122
Murphy Oil Corp.	3,700	245,976
Noble Energy, Inc.	33,001	2,556,257
Occidental Petroleum Corp.	18,100	1,857,603
Patterson-UTI Energy, Inc.	2,700	94,338
Phillips 66	13,700	1,101,891

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
QEP Resources, Inc.	2,800	$96,600
Tesoro Corp.	1,100	64,537
Valero Energy Corp.	37,772	1,892,377

		35,326,207

Oil & Gas Services — 2.0%
Baker Hughes, Inc.	6,800	506,260
HollyFrontier Corp.	2,000	87,380
National Oilwell Varco, Inc.	47,800	3,936,330
Schlumberger Ltd.	22,926	2,704,122
Superior Energy Services, Inc.	2,500	90,350

		7,324,442

		43,810,369

Financial — 24.7%
Banks — 9.3%
Bank of America Corp.	471,914	7,253,318
Bank of New York Mellon Corp.	25,900	970,732
Capital One Financial Corp.	11,300	933,380
Comerica, Inc.	4,000	200,640
Commerce Bancshares, Inc.	2,300	106,950
Cullen/Frost Bankers, Inc.	1,200	95,304
Fifth Third Bancorp	147,825	3,156,064
Huntington Bancshares, Inc.	18,500	176,490
KeyCorp	20,400	292,332
Northern Trust Corp.	4,500	288,945
PNC Financial Services Group, Inc.	47,835	4,259,706
Regions Financial Corp.	31,200	331,344
State Street Corp.	50,242	3,379,277
SunTrust Banks, Inc.	12,000	480,720
U.S. Bancorp	37,000	1,602,840
Wells Fargo & Co.	202,941	10,666,579
Zions Bancorp	4,000	117,880

		34,312,501

Diversified Financial — 8.5%
American Express Co.	24,100	2,286,367
Ameriprise Financial, Inc.	31,449	3,773,880
BlackRock, Inc.	3,700	1,182,520
Citigroup, Inc.	74,903	3,527,931
Discover Financial Services	59,881	3,711,424
Franklin Resources, Inc.	14,200	821,328
The Goldman Sachs Group, Inc.	10,100	1,691,144
Invesco Ltd.	9,900	373,725
JP Morgan Chase & Co.	179,088	10,319,051
Legg Mason, Inc.	42,454	2,178,315
Morgan Stanley	44,100	1,425,753
Navient Corp.	8,800	155,848

		31,447,286

Diversified Financial Services — 0.0%
Voya Financial, Inc.	2,200	79,948

Insurance — 6.2%
ACE Ltd.	7,600	788,120

	Number of Shares	Value
Aflac, Inc.	10,500	$653,625
Alleghany Corp. (a)	400	175,248
The Allstate Corp.	10,500	616,560
American Financial Group, Inc.	4,700	279,932
American International Group, Inc.	89,575	4,889,003
Arch Capital Group Ltd. (a)	2,900	166,576
Assurant, Inc.	1,700	111,435
Assured Guaranty Ltd.	2,800	68,600
Axis Capital Holdings Ltd.	2,600	115,128
The Chubb Corp.	14,300	1,318,031
Cincinnati Financial Corp.	3,000	144,120
Everest Re Group Ltd.	1,100	176,539
Genworth Financial, Inc. Class A (a)	7,800	135,720
HCC Insurance Holdings, Inc.	3,100	151,714
Lincoln National Corp.	6,000	308,640
MetLife, Inc.	57,873	3,215,424
Old Republic International Corp.	5,800	95,932
PartnerRe Ltd.	1,200	131,052
Principal Financial Group, Inc.	6,600	333,168
Prudential Financial, Inc.	10,400	923,208
Reinsurance Group of America, Inc. Class A	2,000	157,800
RenaissanceRe Holdings Ltd.	2,700	288,900
Torchmark Corp.	5,300	434,176
The Travelers Cos., Inc.	44,440	4,180,471
Unum Group	79,902	2,777,394
W.R. Berkley Corp.	2,000	92,620
XL Group PLC	2,400	77,904

		22,807,040

Real Estate Investment Trusts (REITS) — 0.7%
Weyerhaeuser Co.	80,743	2,671,786

Savings & Loans — 0.0%
New York Community Bancorp, Inc.	9,900	158,202
People’s United Financial, Inc.	1,300	19,721

		177,923

		91,496,484

Industrial — 12.2%
Aerospace & Defense — 2.1%
General Dynamics Corp.	8,600	1,002,330
L-3 Communications Holdings, Inc.	2,100	253,575
Lockheed Martin Corp.	7,300	1,173,329
Northrop Grumman Corp.	29,506	3,529,803
Raytheon Co.	7,300	673,425
Rockwell Collins, Inc.	3,000	234,420
United Technologies Corp.	9,300	1,073,685

		7,940,567

Building Materials — 0.0%
Owens Corning, Inc.	1,800	69,624

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	14,400	955,584

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energizer Holdings, Inc.	1,300	$158,639

		1,114,223

Electronics — 0.1%
Arrow Electronics, Inc. (a)	2,400	144,984
Avnet, Inc.	4,600	203,826

		348,810

Engineering & Construction — 0.1%
Fluor Corp.	3,600	276,840

Environmental Controls — 0.1%
Republic Services, Inc.	7,200	273,384

Hand & Machine Tools — 0.2%
Lincoln Electric Holdings, Inc.	1,200	83,856
Snap-on, Inc.	1,300	154,076
Stanley Black & Decker, Inc.	3,500	307,370

		545,302

Machinery – Construction & Mining — 1.5%
Caterpillar, Inc.	9,900	1,075,833
Ingersoll-Rand PLC	36,753	2,297,430
Joy Global, Inc.	1,600	98,528
Terex Corp.	47,146	1,937,701

		5,409,492

Machinery – Diversified — 0.8%
Cummins, Inc.	3,700	570,873
Deere & Co.	26,104	2,363,717

		2,934,590

Manufacturing — 4.6%
Dover Corp.	3,400	309,230
Eaton Corp. PLC	37,488	2,893,324
General Electric Co.	250,100	6,572,628
Honeywell International, Inc.	40,053	3,722,926
Illinois Tool Works, Inc.	35,627	3,119,500
Parker Hannifin Corp.	3,200	402,336
Trinity Industries, Inc.	1,600	69,952

		17,089,896

Packaging & Containers — 1.0%
Ball Corp.	2,200	137,896
Bemis Co., Inc.	2,400	97,584
Crown Holdings, Inc. (a)	3,100	154,256
Owens-Illinois, Inc. (a)	3,600	124,704
Packaging Corporation of America	1,500	107,235
Sealed Air Corp.	81,489	2,784,479
Sonoco Products Co.	2,400	105,432

		3,511,586

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	400	37,836

Transportation — 1.4%
CSX Corp.	23,000	708,630
Norfolk Southern Corp.	36,172	3,726,801

	Number of Shares	Value
Union Pacific Corp.	9,200	$917,700

		5,353,131

Trucking & Leasing — 0.0%
AMERCO	300	87,228

		44,992,509

Technology — 8.8%
Computers — 4.8%
Accenture PLC Class A	10,000	808,400
Apple, Inc.	120,015	11,152,994
Computer Sciences Corp.	3,200	202,240
EMC Corp.	128,226	3,377,473
Hewlett-Packard Co.	43,100	1,451,608
SanDisk Corp.	4,500	469,935
Western Digital Corp.	5,200	479,960

		17,942,610

Office Equipment/Supplies — 0.1%
Xerox Corp.	27,500	342,100

Semiconductors — 0.6%
Intel Corp.	50,300	1,554,270
KLA-Tencor Corp.	2,600	188,864
Lam Research Corp.	2,600	175,708
NVIDIA Corp.	12,900	239,166

		2,158,008

Software — 3.3%
Broadridge Financial Solutions, Inc.	1,800	74,952
The Dun & Bradstreet Corp.	900	99,180
Microsoft Corp.	216,481	9,027,258
Oracle Corp.	70,900	2,873,577

		12,074,967

		32,517,685

Utilities — 2.9%
Electric — 2.8%
The AES Corp.	16,700	259,685
Alliant Energy Corp.	2,500	152,150
Ameren Corp.	5,300	216,664
American Electric Power Co., Inc.	7,700	429,429
Calpine Corp. (a)	88,533	2,107,971
Duke Energy Corp.	11,100	823,509
Edison International	5,000	290,550
Exelon Corp.	13,600	496,128
MDU Resources Group, Inc.	3,600	126,360
NextEra Energy, Inc.	23,408	2,398,852
Northeast Utilities	48,965	2,314,575
OGE Energy Corp.	800	31,264
Public Service Enterprise Group, Inc.	8,800	358,952
Wisconsin Energy Corp.	3,200	150,144

		10,156,233

Gas — 0.1%
Sempra Energy	3,900	408,369

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.0%
American Water Works Co., Inc.	3,100	$153,295

		10,717,897

TOTAL COMMON STOCK (Cost $267,608,757)		365,640,269

TOTAL EQUITIES (Cost $267,608,757)		365,640,269

MUTUAL FUNDS — 0.7%
Diversified Financial — 0.7%
iShares Russell 1000 Value Index Fund	26,500	2,683,655

TOTAL MUTUAL FUNDS (Cost $2,665,788)		2,683,655

TOTAL LONG-TERM INVESTMENTS (Cost $270,274,545)		368,323,924

	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (b)	$10,741,335	10,741,335

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	368	368

TOTAL SHORT-TERM INVESTMENTS (Cost $10,741,703)		10,741,703

TOTAL INVESTMENTS — 102.4% (Cost $281,016,248) (c)		379,065,627

Other Assets/(Liabilities) — (2.4)%		(8,989,287)

NET ASSETS — 100.0%		$370,076,340

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $10,741,337. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 5/15/40 – 10/15/40, and an aggregate market value, including accrued interest, of $10,956,399.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.9%
Basic Materials — 3.9%
Chemicals — 1.8%
The Dow Chemical Co.	387,010	$19,915,535
E.I. du Pont de Nemours & Co.	144,780	9,474,403

		29,389,938

Forest Products & Paper — 0.9%
International Paper Co.	277,800	14,020,566

Iron & Steel — 1.2%
Nucor Corp.	161,910	7,974,067
Steel Dynamics, Inc.	585,420	10,508,289

		18,482,356

		61,892,860

Communications — 9.7%
Advertising — 0.7%
The Interpublic Group of Companies, Inc.	608,730	11,876,322

Internet — 1.3%
Symantec Corp.	867,640	19,868,956

Media — 3.4%
CBS Corp. Class B	191,750	11,915,345
Comcast Corp. Class A	387,940	20,824,619
DIRECTV (a)	93,400	7,939,934
Thomson Reuters Corp.	370,230	13,461,563

		54,141,461

Telecommunications — 4.3%
Cisco Systems, Inc.	1,727,610	42,931,109
Verizon Communications, Inc.	504,360	24,678,335

		67,609,444

		153,496,183

Consumer, Cyclical — 8.7%
Auto Manufacturers — 0.7%
Paccar, Inc.	176,130	11,066,248

Home Builders — 0.9%
PulteGroup, Inc.	751,700	15,154,272

Housewares — 0.9%
Newell Rubbermaid, Inc.	458,640	14,213,253

Retail — 6.2%
AutoZone, Inc. (a)	33,630	18,033,751
CVS Caremark Corp.	240,950	18,160,402
The Home Depot, Inc.	178,590	14,458,647
Lowe’s Cos., Inc.	368,470	17,682,875
Nordstrom, Inc.	188,110	12,778,312
PVH Corp.	142,010	16,558,366

		97,672,353

		138,106,126

	Number of Shares	Value
Consumer, Non-cyclical — 16.7%
Agriculture — 0.7%
Philip Morris International, Inc.	142,280	$11,995,627

Beverages — 2.2%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	164,620	18,921,423
Diageo PLC Sponsored ADR (United Kingdom)	121,400	15,450,578

		34,372,001

Biotechnology — 1.1%
Amgen, Inc.	145,720	17,248,876

Foods — 0.7%
Kraft Foods Group, Inc.	182,846	10,961,618

Health Care – Products — 3.7%
Baxter International, Inc.	198,730	14,368,179
Covidien PLC	293,610	26,477,750
Johnson & Johnson	163,370	17,091,769

		57,937,698

Health Care – Services — 1.9%
UnitedHealth Group, Inc.	373,860	30,563,055

Pharmaceuticals — 6.4%
AstraZeneca PLC Sponsored ADR (United Kingdom)	253,400	18,830,154
Merck & Co., Inc.	730,650	42,268,102
Pfizer, Inc.	394,935	11,721,671
Roche Holding AG	74,211	22,144,675
Zoetis, Inc.	188,048	6,068,309

		101,032,911

		264,111,786

Energy — 12.9%
Oil & Gas — 11.0%
Anadarko Petroleum Corp.	159,550	17,465,939
Chevron Corp.	412,190	53,811,404
EOG Resources, Inc.	163,180	19,069,215
Exxon Mobil Corp.	288,980	29,094,506
Marathon Oil Corp.	461,590	18,426,673
Occidental Petroleum Corp.	196,060	20,121,638
Southwestern Energy Co. (a)	355,140	16,155,319

		174,144,694

Oil & Gas Services — 1.9%
Halliburton Co.	417,130	29,620,401

		203,765,095

Financial — 26.1%
Banks — 7.5%
BB&T Corp.	475,470	18,747,782
PNC Financial Services Group, Inc.	404,960	36,061,688
Wells Fargo & Co.	1,221,860	64,220,961

		119,030,431

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 10.6%
Ameriprise Financial, Inc.	156,420	$18,770,400
BlackRock, Inc.	72,470	23,161,412
Citigroup, Inc.	621,520	29,273,592
The Goldman Sachs Group, Inc.	122,170	20,456,145
IntercontinentalExchange, Inc.	91,470	17,278,683
JP Morgan Chase & Co.	920,416	53,034,370
Santander Consumer USA Holdings, Inc.	322,300	6,265,512

		168,240,114

Insurance — 6.9%
ACE Ltd.	252,500	26,184,250
American International Group, Inc.	283,400	15,467,972
Marsh & McLennan Cos., Inc.	462,380	23,960,532
MetLife, Inc.	341,300	18,962,628
Principal Financial Group, Inc.	244,498	12,342,259
Unum Group	345,740	12,017,922

		108,935,563

Real Estate Investment Trusts (REITS) — 1.1%
Host Hotels & Resorts, Inc.	762,600	16,784,826

		412,990,934

Industrial — 8.7%
Aerospace & Defense — 2.3%
Spirit AeroSystems Holdings, Inc. Class A (a)	502,670	16,939,979
United Technologies Corp.	171,520	19,801,984

		36,741,963

Building Materials — 0.5%
Fortune Brands Home & Security, Inc.	192,200	7,674,546

Machinery – Construction & Mining — 0.9%
Ingersoll-Rand PLC	229,610	14,352,921

Manufacturing — 5.0%
3M Co.	109,520	15,687,645
Eaton Corp. PLC	288,190	22,242,504
General Electric Co.	1,066,040	28,015,531
Illinois Tool Works, Inc.	156,250	13,681,250

		79,626,930

		138,396,360

Technology — 8.7%
Computers — 1.7%
EMC Corp.	1,006,580	26,513,317

Semiconductors — 5.6%
Analog Devices, Inc.	291,530	15,763,027
Intel Corp.	993,260	30,691,734
Marvell Technology Group Ltd.	1,262,900	18,097,357
Maxim Integrated Products, Inc.	715,740	24,199,170

		88,751,288

	Number of Shares	Value
Software — 1.4%
Microsoft Corp.	528,170	$22,024,689

		137,289,294

Utilities — 2.5%
Electric — 2.5%
Edison International	220,780	12,829,526
NextEra Energy, Inc.	86,650	8,879,892
Northeast Utilities	368,900	17,437,903

		39,147,321

TOTAL COMMON STOCK (Cost $1,053,292,620)		1,549,195,959

TOTAL EQUITIES (Cost $1,053,292,620)		1,549,195,959

TOTAL LONG-TERM INVESTMENTS (Cost $1,053,292,620)		1,549,195,959

	Principal Amount
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (b)	$41,834,884	41,834,884

TOTAL SHORT-TERM INVESTMENTS (Cost $41,834,884)		41,834,884

TOTAL INVESTMENTS — 100.6% (Cost $1,095,127,504) (c)		1,591,030,843

Other Assets/(Liabilities) — (0.6)%		(9,151,394)

NET ASSETS — 100.0%		$1,581,879,449

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $41,834,896. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity dates of 9/15/40, and an aggregate market value, including accrued interest, of $42,673,925.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.9%

COMMON STOCK — 96.9%
Basic Materials — 3.3%
Chemicals — 1.0%
BASF SE Sponsored ADR (Germany)	25,800	$3,005,700
LyondellBasell Industries NV Class A	15,321	1,496,096

		4,501,796

Iron & Steel — 1.2%
Carpenter Technology Corp.	81,400	5,148,550

Mining — 1.1%
Alcoa, Inc.	195,700	2,913,973
Cameco Corp. (a)	109,400	2,145,334

		5,059,307

		14,709,653

Communications — 6.7%
Advertising — 1.5%
Aimia, Inc.	378,500	6,623,750

Media — 0.5%
Gannett Co., Inc.	44,820	1,403,314
Pearson PLC	40,505	799,348

		2,202,662

Telecommunications — 4.7%
AT&T, Inc.	71,969	2,544,824
BCE, Inc.	27,532	1,248,851
BCE, Inc.	17,714	803,484
CenturyLink, Inc.	66,074	2,391,879
Cisco Systems, Inc.	203,281	5,051,533
Telstra Corp. Ltd. (a)	208,268	1,023,693
Verizon Communications, Inc.	96,477	4,720,620
Vodafone Group PLC Sponsored ADR (United Kingdom)	80,259	2,679,848
West Corp.	20,779	556,877

		21,021,609

		29,848,021

Consumer, Cyclical — 4.0%
Auto Manufacturers — 0.3%
Daimler AG	15,182	1,421,795

Entertainment — 0.4%
National CineMedia, Inc.	42,587	745,698
Regal Entertainment Group Class A (a)	48,994	1,033,774

		1,779,472

Home Builders — 0.8%
Lennar Corp.	94,678	3,363,909

	Number of Shares	Value
Retail — 2.5%
Cash America International, Inc.	64,509	$2,866,135
The Home Depot, Inc.	15,400	1,246,784
McDonald’s Corp.	25,415	2,560,307
Wal-Mart Stores, Inc.	61,600	4,624,312

		11,297,538

		17,862,714

Consumer, Non-cyclical — 26.9%
Agriculture — 5.4%
Altria Group, Inc.	128,859	5,404,346
Imperial Tobacco Group PLC	17,950	807,185
Lorillard, Inc.	59,772	3,644,299
Philip Morris International, Inc.	166,297	14,020,500

		23,876,330

Beverages — 0.6%
The Coca-Cola Co.	65,307	2,766,405

Commercial Services — 1.3%
Donnelley (R.R.) & Sons Co.	62,684	1,063,120
MasterCard, Inc. Class A	18,000	1,322,460
Paychex, Inc.	15,389	639,567
Western Union Co. (a)	165,100	2,862,834

		5,887,981

Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co.	56,568	4,445,679

Foods — 2.1%
ConAgra Foods, Inc.	77,677	2,305,454
Kraft Foods Group, Inc.	38,173	2,288,471
Sysco Corp.	23,906	895,280
Tyson Foods, Inc. Class A	75,200	2,823,008
Unilever PLC	18,236	826,915

		9,139,128

Health Care – Products — 1.6%
Johnson & Johnson	69,612	7,282,807

Household Products — 0.9%
Kimberly-Clark Corp.	10,428	1,159,802
Tupperware Brands Corp.	34,071	2,851,743

		4,011,545

Pharmaceuticals — 14.0%
AbbVie, Inc.	50,986	2,877,650
Actavis PLC (b)	6,300	1,405,215
Bristol-Myers Squibb Co.	17,468	847,373
Eli Lilly & Co.	192,793	11,985,941
Herbalife Ltd. (a)	167,003	10,778,374
Merck & Co., Inc.	270,612	15,654,904
Novartis AG ADR (Switzerland)	9,402	851,163
Pfizer, Inc.	513,824	15,250,296
Roche Holding AG	6,829	2,037,784

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sanofi	7,827	$832,503

		62,521,203

		119,931,078

Energy — 14.5%
Oil & Gas — 14.2%
BP PLC Sponsored ADR (United Kingdom)	173,778	9,166,789
Chesapeake Energy Corp.	117,700	3,658,116
Chevron Corp.	47,375	6,184,806
ConocoPhillips	83,087	7,123,049
Ensco PLC Class A	308,600	17,148,902
Exxon Mobil Corp.	61,100	6,151,548
Occidental Petroleum Corp.	40,708	4,177,862
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	76,700	6,317,779
Royal Dutch Shell PLC Class A	49,212	2,035,785
Total SA	23,599	1,705,038

		63,669,674

Pipelines — 0.3%
Spectra Energy Corp.	29,749	1,263,737

		64,933,411

Financial — 17.4%
Banks — 3.3%
Bank of America Corp.	650,236	9,994,128
Bank of Montreal	23,444	1,725,244
SunTrust Banks, Inc.	78,972	3,163,618

		14,882,990

Diversified Financial — 6.0%
Ally Financial, Inc. (a) (b)	137,700	3,292,407
BlackRock, Inc.	6,253	1,998,459
Citigroup, Inc.	204,200	9,617,820
JP Morgan Chase & Co.	208,445	12,010,601

		26,919,287

Diversified Financial Services — 1.3%
Voya Financial, Inc.	156,647	5,692,552

Insurance — 6.6%
American International Group, Inc.	130,900	7,144,522
CNO Financial Group, Inc.	1,137,100	20,240,380
XL Group PLC	65,066	2,129,610

		29,514,512

Investment Companies — 0.2%
New Mountain Finance Corp. (a)	41,069	610,285

		77,619,626

Industrial — 8.1%
Aerospace & Defense — 2.4%
BAE Systems PLC	114,308	846,940
Lockheed Martin Corp.	17,852	2,869,352

	Number of Shares	Value
Northrop Grumman Corp.	59,200	$7,082,096

		10,798,388

Electronics — 0.7%
TE Connectivity Ltd.	46,700	2,887,928

Engineering & Construction — 2.3%
Fluor Corp.	39,600	3,045,240
KBR, Inc.	310,100	7,395,885

		10,441,125

Machinery – Diversified — 0.3%
Flowserve Corp.	20,400	1,516,740

Manufacturing — 1.2%
Eaton Corp. PLC	21,805	1,682,910
General Electric Co.	87,178	2,291,038
Leggett & Platt, Inc.	39,851	1,366,092

		5,340,040

Packaging & Containers — 0.6%
Packaging Corporation of America	34,853	2,491,641

Transportation — 0.5%
FedEx Corp.	14,100	2,134,458

Trucking & Leasing — 0.1%
Fly Leasing Ltd. ADR (Bermuda)	33,472	485,009

		36,095,329

Technology — 10.3%
Computers — 2.2%
Apple, Inc.	17,563	1,632,129
Hewlett-Packard Co.	232,000	7,813,760
Seagate Technology PLC	8,056	457,742

		9,903,631

Semiconductors — 1.6%
Analog Devices, Inc.	12,284	664,196
Intel Corp.	145,124	4,484,331
Microchip Technology, Inc. (a)	45,681	2,229,690

		7,378,217

Software — 6.5%
CA, Inc.	430,600	12,375,444
Microsoft Corp.	363,197	15,145,315
Oracle Corp.	34,800	1,410,444

		28,931,203

		46,213,051

Utilities — 5.7%
Electric — 5.4%
Ameren Corp.	20,516	838,694
American Electric Power Co., Inc.	36,270	2,022,778
Duke Energy Corp.	31,834	2,361,764
Entergy Corp.	52,400	4,301,516
Exelon Corp.	197,000	7,186,560
National Grid PLC	62,287	894,869
NextEra Energy, Inc.	13,700	1,403,976

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PG&E Corp.	32,342	$1,553,063
PPL Corp.	24,397	866,825
Public Service Enterprise Group, Inc.	16,047	654,557
SCANA Corp.	7,751	417,081
Terna Rete Elettrica Nazionale SpA	215,284	1,134,972
Xcel Energy, Inc.	20,420	658,137

		24,294,792

Gas — 0.3%
Sempra Energy	12,404	1,298,823

		25,593,615

TOTAL COMMON STOCK (Cost $352,986,974)		432,806,498

TOTAL EQUITIES (Cost $352,986,974)		432,806,498

MUTUAL FUNDS — 5.2%
Diversified Financial — 5.2%
State Street Navigator Securities Lending Prime Portfolio (c)	23,171,540	23,171,540

TOTAL MUTUAL FUNDS (Cost $23,171,540)		23,171,540

STRUCTURED NOTES — 3.2%
Financial — 3.2%
Diversified Financial — 3.2%
Deutsche Bank AG Equity Linked Note (Germany)	3,820	831,900
Deutsche Bank AG Equity Linked Note (Germany)	11,500	482,804
Deutsche Bank AG Equity Linked Note (Germany)	13,000	506,545
The Goldman Sachs Group, Inc. Equity Linked Note (United States) (d)	30,400	1,552,984
The Goldman Sachs Group, Inc. Equity Linked Note (United States) (d)	15,000	799,365
The Goldman Sachs Group, Inc. Equity Linked Note (United States) (d)	104,200	1,594,573
The Goldman Sachs Group, Inc. Equity Linked Note (United States) (d)	12,800	532,762
The Goldman Sachs Group, Inc. Equity Linked Note (United States) (d)	10,210	799,984
The Goldman Sachs Group, Inc. Equity Linked Note (United States)	9,420	697,749
JP Morgan Chase & Co. Equity Linked Note (United States) (d)	7,700	809,809
JP Morgan Chase & Co. Equity Linked Note (United States) (d)	10,300	855,621

	Number of Shares	Value
Wells Fargo Bank NA Equity Linked Note (United States) (d)	8,400	$4,754,736

		14,218,832

TOTAL STRUCTURED NOTES (Cost $13,439,858)		14,218,832

TOTAL LONG-TERM INVESTMENTS (Cost $389,598,372)		470,196,870

	Principal Amount
SHORT-TERM INVESTMENTS — 3.5%
Repurchase Agreement — 3.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (e)	$15,627,462	15,627,462

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	89,370	89,370

TOTAL SHORT-TERM INVESTMENTS (Cost $15,716,832)		15,716,832

TOTAL INVESTMENTS — 108.8% (Cost $405,315,204) (f)		485,913,702

Other Assets/(Liabilities) — (8.8)%		(39,165,854)

NET ASSETS — 100.0%		$446,747,848

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $22,606,248 or 5.06% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $11,699,834 or 2.62% of net assets.
(e)	Maturity value of $15,627,466. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 8/15/39 – 9/25/39, and an aggregate market value, including accrued interest, of $15,941,461.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Basic Materials — 3.3%
Chemicals — 2.6%
Air Products & Chemicals, Inc.	39,934	$5,136,311
Airgas, Inc.	12,730	1,386,424
CF Industries Holdings, Inc.	9,719	2,337,711
The Dow Chemical Co.	227,192	11,691,300
E.I. du Pont de Nemours & Co.	173,232	11,336,302
Eastman Chemical Co.	28,048	2,449,993
Ecolab, Inc.	50,531	5,626,122
FMC Corp.	24,629	1,753,339
International Flavors & Fragrances, Inc.	15,436	1,609,666
LyondellBasell Industries NV Class A	78,453	7,660,935
Monsanto Co.	98,661	12,306,973
The Mosaic Co.	60,917	3,012,346
PPG Industries, Inc.	25,820	5,426,073
Praxair, Inc.	54,817	7,281,890
The Sherwin-Williams Co.	15,851	3,279,730
Sigma-Aldrich Corp.	22,620	2,295,478

		84,590,593

Forest Products & Paper — 0.2%
International Paper Co.	82,007	4,138,893
MeadWestvaco Corp.	31,499	1,394,146

		5,533,039

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	20,642	930,954
Nucor Corp.	59,319	2,921,461
United States Steel Corp.	27,752	722,662

		4,575,077

Mining — 0.4%
Alcoa, Inc.	218,578	3,254,627
Freeport-McMoRan Copper & Gold, Inc.	194,828	7,111,222
Newmont Mining Corp.	94,013	2,391,691
Vulcan Materials Co.	24,235	1,544,981

		14,302,521

		109,001,230

Communications — 12.7%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	78,734	1,536,100
Omnicom Group, Inc.	48,110	3,426,394

		4,962,494

Internet — 4.6%
Akamai Technologies, Inc. (a)	33,031	2,016,873
Amazon.com, Inc. (a)	70,113	22,771,300

	Number of Shares	Value
eBay, Inc. (a)	214,577	$10,741,725
Expedia, Inc.	19,443	1,531,331
F5 Networks, Inc. (a)	14,177	1,579,885
Facebook, Inc. Class A (a)	323,430	21,763,605
Google, Inc. Class A (a)	53,291	31,157,649
Google, Inc. Class C (a)	53,292	30,657,822
Netflix, Inc. (a)	11,214	4,940,888
The Priceline Group, Inc. (a)	9,870	11,873,610
Symantec Corp.	129,086	2,956,069
TripAdvisor, Inc. (a)	20,837	2,264,148
VeriSign, Inc. (a)	23,027	1,123,948
Yahoo!, Inc. (a)	176,485	6,199,918

		151,578,771

Media — 3.6%
Cablevision Systems Corp. Class A	42,308	746,736
CBS Corp. Class B	99,434	6,178,829
Comcast Corp. Class A	488,371	26,215,755
DIRECTV (a)	88,472	7,521,005
Discovery Communications, Inc. Series A (a)	41,487	3,081,654
Gannett Co., Inc.	43,887	1,374,102
Graham Holdings Co. Class B	806	578,797
The McGraw Hill Financial, Inc.	51,486	4,274,882
News Corp. Class A (a)	94,804	1,700,784
Nielsen NV	56,746	2,747,074
Scripps Networks Interactive Class A	19,790	1,605,761
Time Warner Cable, Inc.	52,394	7,717,636
Time Warner, Inc.	165,898	11,654,334
Twenty-First Century Fox Class A	360,053	12,655,863
Viacom, Inc. Class B	73,512	6,375,696
The Walt Disney Co.	302,928	25,973,047

		120,401,955

Telecommunications — 4.4%
AT&T, Inc.	975,265	34,485,371
CenturyLink, Inc.	107,542	3,893,020
Cisco Systems, Inc.	964,689	23,972,522
Corning, Inc.	247,701	5,437,037
Crown Castle International Corp.	62,932	4,673,330
Frontier Communications Corp.	187,404	1,094,439
Harris Corp.	19,785	1,498,714
Juniper Networks, Inc. (a)	88,335	2,167,741
Motorola Solutions, Inc.	42,779	2,847,798
QUALCOMM, Inc.	317,741	25,165,087
Verizon Communications, Inc.	778,884	38,110,794
Windstream Corp.	114,429	1,139,713

		144,485,566

		421,428,786

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Cyclical — 9.2%
Airlines — 0.3%
Delta Air Lines, Inc.	159,720	$6,184,358
Southwest Airlines Co.	129,680	3,483,205

		9,667,563

Apparel — 0.6%
Nike, Inc. Class B	139,202	10,795,115
Ralph Lauren Corp.	10,964	1,761,805
Under Armour, Inc. Class A (a)	30,027	1,786,307
VF Corp.	64,453	4,060,539

		18,403,766

Auto Manufacturers — 0.8%
Ford Motor Co.	744,448	12,834,284
General Motors Co.	247,086	8,969,222
Paccar, Inc.	66,345	4,168,456

		25,971,962

Automotive & Parts — 0.4%
BorgWarner, Inc.	43,050	2,806,430
Delphi Automotive PLC	51,854	3,564,444
The Goodyear Tire & Rubber Co.	51,440	1,429,003
Johnson Controls, Inc.	125,152	6,248,839

		14,048,716

Distribution & Wholesale — 0.3%
Fastenal Co.	51,836	2,565,364
Fossil Group, Inc. (a)	9,074	948,414
Genuine Parts Co.	28,880	2,535,664
W.W. Grainger, Inc.	11,316	2,877,319

		8,926,761

Home Builders — 0.1%
D.R. Horton, Inc.	53,096	1,305,100
Lennar Corp. Class A	32,438	1,361,747
PulteGroup, Inc.	63,703	1,284,252

		3,951,099

Home Furnishing — 0.1%
Harman International Industries, Inc.	12,569	1,350,287
Whirlpool Corp.	14,808	2,061,570

		3,411,857

Housewares — 0.0%
Newell Rubbermaid, Inc.	51,917	1,608,908

Leisure Time — 0.2%
Carnival Corp.	82,005	3,087,488
Harley-Davidson, Inc.	41,496	2,898,496

		5,985,984

Lodging — 0.3%
Marriott International, Inc. Class A	40,876	2,620,152
Starwood Hotels & Resorts Worldwide, Inc.	36,125	2,919,622
Wyndham Worldwide Corp.	23,535	1,782,070
Wynn Resorts Ltd.	15,176	3,149,931

		10,471,775

	Number of Shares	Value
Retail — 5.9%
AutoNation, Inc. (a)	11,613	$693,064
AutoZone, Inc. (a)	6,301	3,378,848
Bed Bath & Beyond, Inc. (a)	38,259	2,195,301
Best Buy Co., Inc.	50,881	1,577,820
CarMax, Inc. (a)	40,861	2,125,181
Chipotle Mexican Grill, Inc. (a)	5,901	3,496,402
Coach, Inc.	52,161	1,783,385
Costco Wholesale Corp.	82,114	9,456,248
CVS Caremark Corp.	219,849	16,570,019
Darden Restaurants, Inc.	24,949	1,154,390
Dollar General Corp. (a)	57,041	3,271,872
Dollar Tree, Inc. (a)	39,390	2,145,179
Family Dollar Stores, Inc.	18,321	1,211,751
GameStop Corp. Class A	20,885	845,216
The Gap, Inc.	49,765	2,068,731
The Home Depot, Inc.	257,638	20,858,372
Kohl’s Corp.	36,509	1,923,294
L Brands, Inc.	45,875	2,691,027
Lowe’s Cos., Inc.	187,994	9,021,832
Macy’s, Inc.	67,729	3,929,637
McDonald’s Corp.	185,683	18,705,705
Michael Kors Holdings Ltd. (a)	33,809	2,997,168
Nordstrom, Inc.	26,825	1,822,222
O’Reilly Automotive, Inc. (a)	19,952	3,004,771
PetSmart, Inc.	18,450	1,103,310
PVH Corp.	15,213	1,773,836
Ross Stores, Inc.	39,659	2,622,650
Staples, Inc.	119,809	1,298,730
Starbucks Corp.	141,455	10,945,788
Target Corp.	119,489	6,924,388
Tiffany & Co.	20,982	2,103,445
The TJX Cos., Inc.	131,184	6,972,430
Tractor Supply Co.	25,819	1,559,468
Urban Outfitters, Inc. (a)	18,326	620,518
Wal-Mart Stores, Inc.	303,378	22,774,586
Walgreen Co.	165,117	12,240,123
Yum! Brands, Inc.	82,975	6,737,570

		194,604,277

Textiles — 0.1%
Cintas Corp.	18,849	1,197,666
Mohawk Industries, Inc. (a)	11,403	1,577,491

		2,775,157

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	21,165	1,122,803
Mattel, Inc.	64,154	2,500,082

		3,622,885

		303,450,710

Consumer, Non-cyclical — 22.4%
Agriculture — 1.6%
Altria Group, Inc.	373,725	15,674,026
Archer-Daniels-Midland Co.	123,141	5,431,750

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lorillard, Inc.	68,202	$4,158,276
Philip Morris International, Inc.	295,658	24,926,926
Reynolds American, Inc.	58,856	3,551,960

		53,742,938

Beverages — 2.2%
Brown-Forman Corp. Class B	30,411	2,863,804
The Coca-Cola Co.	711,414	30,135,497
Coca-Cola Enterprises, Inc.	43,868	2,096,013
Constellation Brands, Inc. Class A (a)	31,441	2,770,895
Dr. Pepper Snapple Group, Inc.	36,824	2,157,150
Keurig Green Mountain, Inc.	24,091	3,001,980
Molson Coors Brewing Co. Class B	29,583	2,193,875
Monster Beverage Corp. (a)	25,457	1,808,211
PepsiCo, Inc.	284,972	25,459,398

		72,486,823

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc. (a)	37,055	5,789,844
Amgen, Inc.	142,252	16,838,369
Biogen Idec, Inc. (a)	44,622	14,069,763
Celgene Corp. (a)	150,452	12,920,818
Regeneron Pharmaceuticals, Inc. (a)	15,079	4,259,365
Vertex Pharmaceuticals, Inc. (a)	44,777	4,239,486

		58,117,645

Commercial Services — 2.1%
The ADT Corp.	33,561	1,172,621
Alliance Data Systems Corp. (a)	10,209	2,871,281
Automatic Data Processing, Inc.	90,533	7,177,456
Equifax, Inc.	23,291	1,689,529
H&R Block, Inc.	51,374	1,722,057
Iron Mountain, Inc.	31,455	1,115,080
MasterCard, Inc. Class A	189,123	13,894,867
McKesson Corp.	43,325	8,067,548
Moody’s Corp.	35,008	3,068,801
Paychex, Inc.	60,327	2,507,190
Quanta Services, Inc. (a)	40,357	1,395,545
Robert Half International, Inc.	26,108	1,246,396
Total System Services, Inc.	31,281	982,536
Visa, Inc. Class A	94,585	19,930,006
Western Union Co.	99,744	1,729,561

		68,570,474

Cosmetics & Personal Care — 1.7%
Avon Products, Inc.	83,208	1,215,669
Colgate-Palmolive Co.	163,675	11,159,361
The Estee Lauder Cos., Inc. Class A	47,645	3,538,118
The Procter & Gamble Co.	509,047	40,006,004

		55,919,152

Foods — 1.7%
Campbell Soup Co.	33,953	1,555,387
ConAgra Foods, Inc.	80,029	2,375,261
General Mills, Inc.	116,154	6,102,731

	Number of Shares	Value
The Hershey Co.	28,144	$2,740,381
Hormel Foods Corp.	24,731	1,220,475
The J.M. Smucker Co.	19,394	2,066,819
Kellogg Co.	48,231	3,168,777
Kraft Foods Group, Inc.	111,990	6,713,800
The Kroger Co.	96,499	4,769,946
McCormick & Co., Inc.	24,945	1,785,812
Mondelez International, Inc. Class A	317,193	11,929,629
Safeway, Inc.	42,780	1,469,065
Sysco Corp.	109,245	4,091,225
Tyson Foods, Inc. Class A	51,760	1,943,070
Whole Foods Market, Inc.	69,919	2,700,971

		54,633,349

Health Care – Products — 3.4%
Baxter International, Inc.	101,704	7,353,199
Becton, Dickinson & Co.	36,467	4,314,046
Boston Scientific Corp. (a)	249,422	3,185,119
C.R. Bard, Inc.	14,390	2,057,914
CareFusion Corp. (a)	38,930	1,726,546
Covidien PLC	84,839	7,650,781
Edwards Lifesciences Corp. (a)	19,496	1,673,537
Intuitive Surgical, Inc. (a)	7,168	2,951,782
Johnson & Johnson	531,978	55,655,538
Medtronic, Inc.	188,373	12,010,662
St. Jude Medical, Inc.	53,914	3,733,545
Stryker Corp.	55,863	4,710,368
Varian Medical Systems, Inc. (a)	19,225	1,598,367
Zimmer Holdings, Inc.	31,376	3,258,711

		111,880,115

Health Care – Services — 1.5%
Aetna, Inc.	67,383	5,463,414
Cigna Corp.	50,464	4,641,174
DaVita HealthCare Partners, Inc. (a)	33,517	2,423,949
Humana, Inc.	29,113	3,718,312
Laboratory Corporation of America Holdings (a)	15,727	1,610,445
Quest Diagnostics, Inc.	27,332	1,604,115
Tenet Healthcare Corp. (a)	18,773	881,205
Thermo Fisher Scientific, Inc.	74,874	8,835,132
UnitedHealth Group, Inc.	184,101	15,050,257
WellPoint, Inc.	52,612	5,661,577

		49,889,580

Household Products — 0.3%
Avery Dennison Corp.	17,430	893,287
The Clorox Co.	23,848	2,179,707
Kimberly-Clark Corp.	71,016	7,898,400

		10,971,394

Pharmaceuticals — 6.1%
Abbott Laboratories	282,178	11,541,080
AbbVie, Inc.	298,984	16,874,657
Actavis PLC (a)	34,969	7,799,836

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Allergan, Inc.	55,873	$9,454,829
AmerisourceBergen Corp.	42,149	3,062,546
Bristol-Myers Squibb Co.	311,629	15,117,123
Cardinal Health, Inc.	64,288	4,407,585
DENTSPLY International, Inc.	27,364	1,295,685
Eli Lilly & Co.	184,721	11,484,105
Express Scripts Holding Co. (a)	145,817	10,109,493
Forest Laboratories, Inc. (a)	44,742	4,429,458
Gilead Sciences, Inc. (a)	289,007	23,961,570
Hospira, Inc. (a)	31,620	1,624,319
Mead Johnson Nutrition Co.	37,740	3,516,236
Merck & Co., Inc.	549,473	31,787,013
Mylan, Inc. (a)	70,805	3,650,706
Patterson Cos., Inc.	16,197	639,944
Perrigo Co. PLC	25,153	3,666,301
Pfizer, Inc.	1,199,437	35,599,290
Zoetis, Inc.	94,926	3,063,262

		203,085,038

		739,296,508

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	59,584	1,562,292

Energy — 10.8%
Coal — 0.1%
CONSOL Energy, Inc.	43,178	1,989,210
Peabody Energy Corp.	50,659	828,275

		2,817,485

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	13,665	971,035

Oil & Gas — 8.2%
Anadarko Petroleum Corp.	94,974	10,396,804
Apache Corp.	72,524	7,297,365
Cabot Oil & Gas Corp.	78,898	2,693,578
Chesapeake Energy Corp.	96,135	2,987,876
Chevron Corp.	358,003	46,737,292
Cimarex Energy Co.	16,373	2,348,871
ConocoPhillips	230,881	19,793,428
Denbury Resources, Inc.	67,344	1,243,170
Devon Energy Corp.	72,167	5,730,060
Diamond Offshore Drilling, Inc.	12,391	614,965
Ensco PLC Class A	43,395	2,411,460
EOG Resources, Inc.	103,096	12,047,799
EQT Corp.	28,327	3,028,156
Exxon Mobil Corp.	807,672	81,316,417
Helmerich & Payne, Inc.	20,312	2,358,426
Hess Corp.	49,680	4,912,855
Marathon Oil Corp.	127,044	5,071,596
Marathon Petroleum Corp.	53,992	4,215,155
Murphy Oil Corp.	31,910	2,121,377
Nabors Industries Ltd.	50,219	1,474,932
Newfield Exploration Co. (a)	25,440	1,124,448

	Number of Shares	Value
Noble Corp. PLC	48,284	$1,620,411
Noble Energy, Inc.	67,915	5,260,696
Occidental Petroleum Corp.	147,741	15,162,659
Phillips 66	106,419	8,559,280
Pioneer Natural Resources Co.	26,783	6,155,001
QEP Resources, Inc.	34,619	1,194,356
Range Resources Corp.	31,689	2,755,359
Rowan Cos. PLC Class A	23,951	764,755
Southwestern Energy Co. (a)	66,058	3,004,978
Tesoro Corp.	24,189	1,419,169
Valero Energy Corp.	100,523	5,036,202

		270,858,896

Oil & Gas Services — 1.9%
Baker Hughes, Inc.	81,748	6,086,139
Cameron International Corp. (a)	38,111	2,580,496
FMC Technologies, Inc. (a)	44,629	2,725,493
Halliburton Co.	159,184	11,303,656
National Oilwell Varco, Inc.	80,426	6,623,081
Schlumberger Ltd.	244,637	28,854,934
Transocean Ltd.	63,400	2,854,902

		61,028,701

Pipelines — 0.6%
Kinder Morgan, Inc.	126,190	4,575,649
ONEOK, Inc.	39,251	2,672,208
Spectra Energy Corp.	126,723	5,383,193
The Williams Cos., Inc.	138,899	8,085,311

		20,716,361

		356,392,478

Financial — 15.6%
Banks — 4.6%
Bank of America Corp.	1,979,937	30,431,632
Bank of New York Mellon Corp.	214,267	8,030,727
BB&T Corp.	135,090	5,326,599
Capital One Financial Corp.	107,627	8,889,990
Comerica, Inc.	34,872	1,749,180
Fifth Third Bancorp	158,688	3,387,989
Huntington Bancshares, Inc.	158,945	1,516,335
KeyCorp	165,197	2,367,273
M&T Bank Corp.	25,025	3,104,351
Northern Trust Corp.	40,406	2,594,469
PNC Financial Services Group, Inc.	100,524	8,951,662
Regions Financial Corp.	257,313	2,732,664
State Street Corp.	81,622	5,489,896
SunTrust Banks, Inc.	99,500	3,985,970
U.S. Bancorp	340,561	14,753,103
Wells Fargo & Co.	901,127	47,363,235
Zions Bancorp	34,468	1,015,772

		151,690,847

Diversified Financial — 4.7%
Affiliated Managers Group, Inc. (a)	10,399	2,135,955
American Express Co.	171,385	16,259,295

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ameriprise Financial, Inc.	35,584	$4,270,080
BlackRock, Inc.	23,514	7,515,074
The Charles Schwab Corp.	219,148	5,901,656
Citigroup, Inc.	571,200	26,903,520
CME Group, Inc.	59,864	4,247,351
Discover Financial Services	87,463	5,420,957
E*TRADE Financial Corp. (a)	55,081	1,171,022
Franklin Resources, Inc.	76,103	4,401,798
The Goldman Sachs Group, Inc.	78,178	13,090,124
IntercontinentalExchange, Inc.	21,813	4,120,476
Invesco Ltd.	80,800	3,050,200
JP Morgan Chase & Co.	711,565	41,000,375
Legg Mason, Inc.	19,116	980,842
Morgan Stanley	264,064	8,537,189
The NASDAQ OMX Group, Inc.	21,833	843,190
Navient Corp.	80,240	1,421,050
T. Rowe Price Group, Inc.	49,823	4,205,559

		155,475,713

Insurance — 4.1%
ACE Ltd.	63,238	6,557,781
Aflac, Inc.	85,978	5,352,131
The Allstate Corp.	81,419	4,780,924
American International Group, Inc.	271,823	14,836,099
Aon PLC	55,673	5,015,581
Assurant, Inc.	13,750	901,313
Berkshire Hathaway, Inc. Class B (a)	338,425	42,831,068
The Chubb Corp.	46,396	4,276,319
Cincinnati Financial Corp.	28,156	1,352,614
Genworth Financial, Inc. Class A (a)	93,218	1,621,993
The Hartford Financial Services Group, Inc.	84,377	3,021,540
Lincoln National Corp.	49,748	2,559,037
Loews Corp.	57,681	2,538,541
Marsh & McLennan Cos., Inc.	104,063	5,392,545
MetLife, Inc.	211,523	11,752,218
Principal Financial Group, Inc.	51,461	2,597,751
The Progressive Corp.	103,759	2,631,328
Prudential Financial, Inc.	86,790	7,704,348
Torchmark Corp.	16,847	1,380,106
The Travelers Cos., Inc.	65,190	6,132,423
Unum Group	47,513	1,651,552
XL Group PLC	51,088	1,672,110

		136,559,322

Real Estate — 0.1%
CBRE Group, Inc. (a)	53,061	1,700,075

Real Estate Investment Trusts (REITS) — 2.0%
American Tower Corp.	74,441	6,698,201
Apartment Investment & Management Co. Class A	27,928	901,237
AvalonBay Communities, Inc.	22,828	3,245,913
Boston Properties, Inc.	28,782	3,401,457

	Number of Shares	Value
Equity Residential	63,657	$4,010,391
Essex Property Trust, Inc.	11,907	2,201,723
General Growth Properties, Inc.	96,701	2,278,276
HCP, Inc.	85,911	3,554,997
Health Care REIT, Inc.	57,189	3,584,035
Host Hotels & Resorts, Inc.	142,400	3,134,224
Kimco Realty Corp.	78,102	1,794,784
The Macerich Co.	26,244	1,751,787
Plum Creek Timber Co., Inc.	33,783	1,523,613
Prologis, Inc.	93,749	3,852,146
Public Storage	27,339	4,684,538
Simon Property Group, Inc.	58,189	9,675,667
Ventas, Inc.	55,874	3,581,523
Vornado Realty Trust	32,794	3,500,104
Weyerhaeuser Co.	109,368	3,618,987

		66,993,603

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	93,030	914,485
People’s United Financial, Inc.	57,890	878,191

		1,792,676

		514,212,236

Industrial — 10.1%
Aerospace & Defense — 1.9%
The Boeing Co.	126,210	16,057,698
General Dynamics Corp.	61,294	7,143,816
L-3 Communications Holdings, Inc.	16,207	1,956,995
Lockheed Martin Corp.	49,920	8,023,642
Northrop Grumman Corp.	40,344	4,826,353
Raytheon Co.	58,618	5,407,510
Rockwell Collins, Inc.	25,421	1,986,397
United Technologies Corp.	158,624	18,313,141

		63,715,552

Building Materials — 0.1%
Masco Corp.	66,653	1,479,697

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	46,395	2,425,530
Emerson Electric Co.	132,130	8,768,147

		11,193,677

Electronics — 0.6%
Agilent Technologies, Inc.	63,141	3,626,819
Allegion PLC	16,346	926,491
Amphenol Corp. Class A	29,643	2,855,807
FLIR Systems, Inc.	26,708	927,569
Garmin Ltd.	23,665	1,441,199
Jabil Circuit, Inc.	32,947	688,592
PerkinElmer, Inc.	21,993	1,030,152
TE Connectivity Ltd.	76,846	4,752,157
Waters Corp. (a)	16,085	1,679,917

		17,928,703

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.1%
Fluor Corp.	29,837	$2,294,465
Jacobs Engineering Group, Inc. (a)	24,866	1,324,861

		3,619,326

Environmental Controls — 0.2%
Republic Services, Inc.	51,299	1,947,823
Stericycle, Inc. (a)	15,620	1,849,720
Waste Management, Inc.	81,601	3,650,013

		7,447,556

Hand & Machine Tools — 0.1%
Snap-on, Inc.	11,068	1,311,779
Stanley Black & Decker, Inc.	29,274	2,570,843

		3,882,622

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	117,454	12,763,726
Ingersoll-Rand PLC	47,748	2,984,727
Joy Global, Inc.	18,848	1,160,660

		16,909,113

Machinery – Diversified — 0.6%
Cummins, Inc.	32,141	4,959,035
Deere & Co.	68,097	6,166,183
Flowserve Corp.	25,967	1,930,646
Rockwell Automation, Inc.	25,826	3,232,382
Roper Industries, Inc.	18,656	2,723,963
Xylem, Inc.	34,800	1,359,984

		20,372,193

Manufacturing — 3.6%
3M Co.	117,053	16,766,672
Danaher Corp.	112,896	8,888,302
Dover Corp.	31,207	2,838,276
Eaton Corp. PLC	89,971	6,943,962
General Electric Co.	1,886,228	49,570,072
Honeywell International, Inc.	147,171	13,679,544
Illinois Tool Works, Inc.	71,584	6,267,895
Leggett & Platt, Inc.	25,868	886,755
Pall Corp.	20,689	1,766,634
Parker Hannifin Corp.	27,849	3,501,455
Pentair PLC	36,815	2,655,098
Textron, Inc.	53,235	2,038,368
Tyco International Ltd.	86,768	3,956,621

		119,759,654

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	27,365	6,906,926

Packaging & Containers — 0.2%
Ball Corp.	25,949	1,626,483
Bemis Co., Inc.	18,763	762,904
Owens-Illinois, Inc. (a)	31,740	1,099,474
Sealed Air Corp.	37,648	1,286,432

		4,775,293

	Number of Shares	Value
Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	27,969	$1,784,143
CSX Corp.	189,984	5,853,407
Expeditors International of Washington, Inc.	36,936	1,631,094
FedEx Corp.	52,346	7,924,137
Kansas City Southern	20,765	2,232,445
Norfolk Southern Corp.	58,458	6,022,928
Ryder System, Inc.	10,056	885,833
Union Pacific Corp.	170,696	17,026,926
United Parcel Service, Inc. Class B	132,320	13,583,971

		56,944,884

		334,935,196

Technology — 11.9%
Computers — 5.8%
Accenture PLC Class A	118,863	9,608,885
Apple, Inc.	1,134,094	105,391,355
Cognizant Technology Solutions Corp. Class A (a)	114,350	5,592,859
Computer Sciences Corp.	27,112	1,713,478
EMC Corp.	385,035	10,141,822
Hewlett-Packard Co.	352,001	11,855,394
International Business Machines Corp.	178,993	32,446,061
NetApp, Inc.	61,546	2,247,660
SanDisk Corp.	42,240	4,411,123
Seagate Technology PLC	61,930	3,518,863
Teradata Corp. (a)	29,485	1,185,297
Western Digital Corp.	39,191	3,617,329

		191,730,126

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	38,952	1,075,854
Xerox Corp.	207,411	2,580,193

		3,656,047

Semiconductors — 2.3%
Altera Corp.	59,971	2,084,592
Analog Devices, Inc.	58,681	3,172,882
Applied Materials, Inc.	228,530	5,153,352
Avago Technologies Ltd.	47,634	3,432,982
Broadcom Corp. Class A	104,494	3,878,817
Intel Corp.	935,770	28,915,293
KLA-Tencor Corp.	30,894	2,244,140
Lam Research Corp.	30,256	2,044,700
Linear Technology Corp.	43,955	2,068,962
Microchip Technology, Inc.	38,388	1,873,718
Micron Technology, Inc. (a)	201,261	6,631,550
NVIDIA Corp.	106,789	1,979,868
Texas Instruments, Inc.	203,050	9,703,760
Xilinx, Inc.	50,962	2,411,012

		75,595,628

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 3.7%
Adobe Systems, Inc. (a)	87,004	$6,295,609
Autodesk, Inc. (a)	43,096	2,429,752
CA, Inc.	59,759	1,717,474
Cerner Corp. (a)	55,208	2,847,629
Citrix Systems, Inc. (a)	30,583	1,912,967
The Dun & Bradstreet Corp.	6,948	765,670
Electronic Arts, Inc. (a)	59,546	2,135,915
Fidelity National Information Services, Inc.	53,470	2,926,948
Fiserv, Inc. (a)	46,869	2,827,138
Intuit, Inc.	53,409	4,301,027
Microsoft Corp.	1,414,399	58,980,438
Oracle Corp.	645,779	26,173,423
Red Hat, Inc. (a)	35,526	1,963,522
Salesforce.com, Inc. (a)	106,201	6,168,154

		121,445,666

		392,427,467

Utilities — 3.1%
Electric — 2.9%
The AES Corp.	122,190	1,900,055
Ameren Corp.	45,510	1,860,449
American Electric Power Co., Inc.	92,447	5,155,769
CenterPoint Energy, Inc.	80,607	2,058,703
CMS Energy Corp.	49,959	1,556,223
Consolidated Edison, Inc.	54,764	3,162,073
Dominion Resources, Inc.	109,795	7,852,538
DTE Energy Co.	33,049	2,573,526
Duke Energy Corp.	133,192	9,881,514
Edison International	61,625	3,581,029
Entergy Corp.	33,631	2,760,769
Exelon Corp.	161,726	5,899,764
FirstEnergy Corp.	79,599	2,763,677
Integrys Energy Group, Inc.	15,359	1,092,486
NextEra Energy, Inc.	82,175	8,421,294
Northeast Utilities	59,076	2,792,523
NRG Energy, Inc.	63,598	2,365,846
Pepco Holdings, Inc.	48,067	1,320,881
PG&E Corp.	87,628	4,207,897
Pinnacle West Capital Corp.	21,153	1,223,490
PPL Corp.	117,772	4,184,439
Public Service Enterprise Group, Inc.	94,590	3,858,326
SCANA Corp.	27,046	1,455,345
The Southern Co.	167,942	7,621,208
TECO Energy, Inc.	38,330	708,338
Wisconsin Energy Corp.	41,708	1,956,939
Xcel Energy, Inc.	93,606	3,016,921

		95,232,022

	Number of Shares	Value
Gas — 0.2%
AGL Resources, Inc.	22,309	$1,227,664
NiSource, Inc.	58,705	2,309,455
Sempra Energy	42,675	4,468,499

		8,005,618

		103,237,640

TOTAL COMMON STOCK (Cost $1,958,412,551)		3,275,944,543

TOTAL EQUITIES (Cost $1,958,412,551)		3,275,944,543

TOTAL LONG-TERM INVESTMENTS (Cost $1,958,412,551)		3,275,944,543

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (b)	$70,299,395	70,299,395

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	19,560	19,560

U.S. Treasury Bills — 0.1%
U.S. Treasury Bill (c) 0.000% 10/02/14	5,160,000	5,159,467

TOTAL SHORT-TERM INVESTMENTS (Cost $75,478,422)		75,478,422

TOTAL INVESTMENTS — 101.3% (Cost $2,033,890,973) (d)		3,351,422,965

Other Assets/(Liabilities) — (1.3)%		(44,432,967)

NET ASSETS — 100.0%		$3,306,989,998

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $70,299,415. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 4.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $71,707,391.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 93.3%

COMMON STOCK — 93.3%
Communications — 4.0%
Internet — 4.0%
\Amazon.com, Inc. (a)	115,000	$37,349,701

Consumer, Cyclical — 24.8%
Apparel — 4.7%
Ralph Lauren Corp.	271,500	43,627,335

Auto Manufacturers — 5.4%
General Motors Co.	1,378,000	50,021,400

Entertainment — 0.9%
Penn National Gaming, Inc. (a)	742,000	9,007,880

Lodging — 2.8%
Starwood Hotels & Resorts Worldwide, Inc.	320,000	25,862,400

Retail — 11.0%
CarMax, Inc. (a)	435,000	22,624,350
Family Dollar Stores, Inc.	670,000	44,313,800
Tiffany & Co.	350,000	35,087,500

		102,025,650

		230,544,665

Consumer, Non-cyclical — 3.5%
Commercial Services — 3.5%
Visa, Inc. Class A	154,000	32,449,340

Energy — 5.0%
Oil & Gas Services — 5.0%
National Oilwell Varco, Inc.	560,000	46,116,000

Financial — 35.0%
Banks — 6.8%
Wells Fargo & Co.	1,194,800	62,798,688

Diversified Financial — 14.4%
BlackRock, Inc.	125,000	39,950,000
Franklin Resources, Inc.	846,000	48,932,640
JP Morgan Chase & Co.	779,000	44,885,980

		133,768,620

Insurance — 9.9%
American International Group, Inc.	1,000,000	54,580,000
Aon PLC	415,750	37,454,918

		92,034,918

Real Estate — 3.9%
CBRE Group, Inc. (a)	1,140,000	36,525,600

		325,127,826

Technology — 21.0%
Computers — 5.6%
Apple, Inc.	560,000	52,040,800

	Number of Shares	Value
Semiconductors — 10.8%
Applied Materials, Inc.	1,787,000	$40,296,850
Intel Corp.	1,918,000	59,266,200

		99,563,050

Software — 4.6%
Oracle Corp.	1,055,000	42,759,149

		194,362,999

TOTAL COMMON STOCK (Cost $609,439,790)		865,950,531

TOTAL EQUITIES (Cost $609,439,790)		865,950,531

TOTAL LONG-TERM INVESTMENTS (Cost $609,439,790)		865,950,531

	Principal Amount
SHORT-TERM INVESTMENTS — 7.2%
Repurchase Agreement — 7.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (b)	$67,119,108	67,119,108

TOTAL SHORT-TERM INVESTMENTS (Cost $67,119,108)		67,119,108

TOTAL INVESTMENTS — 100.5% (Cost $676,558,898) (c)		933,069,639

Other Assets/(Liabilities) — (0.5)%		(4,526,673)

NET ASSETS — 100.0%		$928,542,966

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $67,119,127. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity date of 9/15/40, and an aggregate market value, including accrued interest, of $68,461,852.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 102.0%

COMMON STOCK — 102.0%
Basic Materials — 0.9%
Chemicals — 0.9%
The Sherwin-Williams Co.	6,169	$1,276,428

Communications — 18.9%
Advertising — 0.6%
Omnicom Group, Inc.	10,952	780,001

Internet — 7.6%
Expedia, Inc.	12,780	1,006,553
F5 Networks, Inc. (a)	18,571	2,069,552
Facebook, Inc. Class A (a)	10,719	721,282
Google, Inc. Class A (a)	2,111	1,234,238
Google, Inc. Class C (a)	4,920	2,830,378
IAC/InterActiveCorp	12,171	842,598
The Priceline Group, Inc. (a)	1,263	1,519,389
Yahoo!, Inc. (a)	14,875	522,559

		10,746,549

Media — 4.1%
Comcast Corp. Class A	46,328	2,486,887
DIRECTV (a)	17,550	1,491,926
Discovery Communications, Inc. Series A (a)	10,857	806,458
Scripps Networks Interactive Class A	11,739	952,502

		5,737,773

Telecommunications — 6.6%
Cisco Systems, Inc.	72,989	1,813,777
QUALCOMM, Inc.	42,271	3,347,863
Verizon Communications, Inc.	82,925	4,057,520

		9,219,160

		26,483,483

Consumer, Cyclical — 9.1%
Home Builders — 1.0%
PulteGroup, Inc.	71,999	1,451,500

Lodging — 2.5%
Starwood Hotels & Resorts Worldwide, Inc.	15,608	1,261,439
Wyndham Worldwide Corp.	17,864	1,352,662
Wynn Resorts Ltd.	4,250	882,130

		3,496,231

Retail — 5.6%
Costco Wholesale Corp.	13,532	1,558,345
CVS Caremark Corp.	21,555	1,624,600
The Home Depot, Inc.	28,616	2,316,751
Lowe’s Cos., Inc.	23,084	1,107,801
O’Reilly Automotive, Inc. (a)	8,604	1,295,763

		7,903,260

		12,850,991

	Number of Shares	Value
Consumer, Non-cyclical — 25.0%
Agriculture — 1.5%
Philip Morris International, Inc.	24,443	$2,060,789

Beverages — 2.7%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	19,048	2,189,377
Keurig Green Mountain, Inc.	7,006	873,018
Monster Beverage Corp. (a)	9,541	677,697

		3,740,092

Biotechnology — 2.5%
Amgen, Inc.	15,100	1,787,387
Celgene Corp. (a)	10,526	903,973
Vertex Pharmaceuticals, Inc. (a)	9,141	865,470

		3,556,830

Commercial Services — 2.5%
Alliance Data Systems Corp. (a)	2,690	756,562
Paychex, Inc.	20,503	852,105
Visa, Inc. Class A	9,155	1,929,050

		3,537,717

Foods — 1.8%
Mondelez International, Inc. Class A	67,732	2,547,400

Health Care – Products — 5.8%
Becton, Dickinson & Co.	13,167	1,557,656
C.R. Bard, Inc.	11,027	1,576,971
Johnson & Johnson	19,312	2,020,422
Medtronic, Inc.	28,655	1,827,043
Zimmer Holdings, Inc.	10,742	1,115,664

		8,097,756

Health Care – Services — 1.7%
Aetna, Inc.	21,911	1,776,544
HCA Holdings, Inc. (a)	11,586	653,219

		2,429,763

Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	21,860	1,060,429
Eli Lilly & Co.	34,244	2,128,949
Express Scripts Holding Co. (a)	17,772	1,232,133
Gilead Sciences, Inc. (a)	24,631	2,042,156
Merck & Co., Inc.	24,514	1,418,135
Salix Pharmaceuticals Ltd. (a)	9,779	1,206,240

		9,088,042

		35,058,389

Energy — 7.5%
Oil & Gas — 4.5%
Apache Corp.	20,772	2,090,079
Cabot Oil & Gas Corp.	36,138	1,233,751
Devon Energy Corp.	28,474	2,260,835
Valero Energy Corp.	14,429	722,893

		6,307,558

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 3.0%
Baker Hughes, Inc.	22,415	$1,668,797
National Oilwell Varco, Inc.	23,197	1,910,273
NOW, Inc. (a)	7,219	261,391
Oceaneering International, Inc.	5,546	433,309

		4,273,770

		10,581,328

Financial — 4.9%
Banks — 1.5%
Bank of America Corp.	77,680	1,193,942
Itau Unibanco Holding SA Sponsored ADR (Brazil)	61,794	888,593

		2,082,535

Diversified Financial — 3.4%
American Express Co.	25,618	2,430,380
IntercontinentalExchange, Inc.	4,212	795,647
JP Morgan Chase & Co.	11,186	644,537
Waddell & Reed Financial, Inc. Class A	13,982	875,133

		4,745,697

		6,828,232

Industrial — 12.3%
Aerospace & Defense — 3.2%
The Boeing Co.	18,798	2,391,670
United Technologies Corp.	18,812	2,171,845

		4,563,515

Machinery – Diversified — 0.8%
Rockwell Automation, Inc.	8,649	1,082,509

Manufacturing — 6.7%
3M Co.	9,131	1,307,924
Danaher Corp.	23,818	1,875,191
Dover Corp.	11,067	1,006,543
Honeywell International, Inc.	21,306	1,980,393
Illinois Tool Works, Inc.	13,773	1,205,964
Parker Hannifin Corp.	10,545	1,325,823
Tyco International Ltd.	14,023	639,449

		9,341,287

Transportation — 1.6%
Expeditors International of Washington, Inc.	10,071	444,735
United Parcel Service, Inc. Class B	17,945	1,842,234

		2,286,969

		17,274,280

	Number of Shares	Value
Technology — 23.4%
Computers — 6.0%
Apple, Inc.	54,769	$5,089,683
NetApp, Inc.	9,274	338,687
SanDisk Corp.	16,068	1,677,981
Western Digital Corp.	13,693	1,263,864

		8,370,215

Internet — 1.0%
Check Point Software Technologies Ltd. (a)	20,958	1,404,815

Semiconductors — 6.9%
Altera Corp.	66,683	2,317,901
Broadcom Corp. Class A	17,110	635,123
Intel Corp.	10,830	334,647
Linear Technology Corp.	22,688	1,067,924
Maxim Integrated Products, Inc.	49,256	1,665,346
Microchip Technology, Inc. (b)	27,725	1,353,257
Skyworks Solutions, Inc.	26,406	1,240,026
Xilinx, Inc.	22,445	1,061,873

		9,676,097

Software — 9.5%
Activision Blizzard, Inc.	17,813	397,230
Informatica Corp. (a)	8,971	319,816
Intuit, Inc.	16,480	1,327,134
Microsoft Corp.	154,986	6,462,916
Oracle Corp.	121,296	4,916,127

		13,423,223

		32,874,350

TOTAL COMMON STOCK (Cost $119,440,653)		143,227,481

TOTAL EQUITIES (Cost $119,440,653)		143,227,481

MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
State Street Navigator Securities Lending Prime Portfolio (c)	1,372,350	1,372,350

TOTAL MUTUAL FUNDS (Cost $1,372,350)		1,372,350

TOTAL LONG-TERM INVESTMENTS (Cost $120,813,003)		144,599,831

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (d)	$3,265,195	$3,265,195

TOTAL SHORT-TERM INVESTMENTS (Cost $3,265,195)		3,265,195

TOTAL INVESTMENTS — 105.3% (Cost $124,078,198) (e)		147,865,026

Other Assets/(Liabilities) — (5.3)%		(7,466,540)

NET ASSETS — 100.0%		$140,398,486

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $1,339,688 or 0.95% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,265,196. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity dates of 9/15/40, and an aggregate market value, including accrued interest, of $3,334,490.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 100.1%

COMMON STOCK — 100.1%
Basic Materials — 3.9%
Chemicals — 3.9%
Ecolab, Inc.	150,400	$16,745,536
FMC Corp.	2,200	156,618
Monsanto Co.	39,100	4,877,334
Praxair, Inc.	71,200	9,458,208
The Sherwin-Williams Co.	98,400	20,359,944

		51,597,640

Communications — 24.0%
Internet — 21.8%
Akamai Technologies, Inc. (a)	118,300	7,223,398
Amazon.com, Inc. (a)	179,800	58,395,444
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	138,700	25,910,547
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	116,300	7,447,852
Facebook, Inc. Class A (a)	384,821	25,894,605
Google, Inc. Class A (a)	64,400	37,652,748
Google, Inc. Class C (a)	65,200	37,508,256
LinkedIn Corp. Class A (a)	35,000	6,001,450
NAVER Corp.	4,511	3,732,607
Netflix, Inc. (a)	35,300	15,553,180
The Priceline Group, Inc. (a)	36,200	43,548,600
Tencent Holdings Ltd.	809,800	12,414,572
TripAdvisor, Inc. (a)	18,800	2,042,808
Vipshop Holdings Ltd. (a)	19,900	3,736,026

		287,062,093

Media — 1.4%
Discovery Communications, Inc. Series C (a)	93,800	6,808,942
Nielsen NV	10,900	527,669
Twenty-First Century Fox Class A	158,900	5,585,335
The Walt Disney Co.	68,800	5,898,912

		18,820,858

Telecommunications — 0.8%
QUALCOMM, Inc.	73,100	5,789,520
Softbank Corp.	68,000	5,059,369

		10,848,889

		316,731,840

Consumer, Cyclical — 18.9%
Airlines — 1.7%
American Airlines Group, Inc. (a)	356,900	15,332,424
Delta Air Lines, Inc.	192,200	7,441,984

		22,774,408

	Number of Shares	Value
Apparel — 0.3%
Nike, Inc. Class B	46,900	$3,637,095
Ralph Lauren Corp.	2,200	353,518
VF Corp.	5,700	359,100

		4,349,713

Auto Manufacturers — 0.4%
Tesla Motors, Inc. (a)	20,200	4,849,212

Automotive & Parts — 0.5%
Delphi Automotive PLC	54,600	3,753,204
Johnson Controls, Inc.	2,900	144,797
TRW Automotive Holdings Corp. (a)	31,100	2,784,072

		6,682,073

Distribution & Wholesale — 0.2%
Fastenal Co.	43,000	2,128,070
Fossil Group, Inc. (a)	7,400	773,448
W.W. Grainger, Inc.	1,200	305,124

		3,206,642

Leisure Time — 0.4%
Carnival Corp.	15,500	583,575
Harley-Davidson, Inc.	67,000	4,679,950

		5,263,525

Lodging — 5.2%
Hilton Worldwide Holdings, Inc. (a)	161,955	3,773,551
Las Vegas Sands Corp.	263,500	20,083,970
Marriott International, Inc. Class A	35,590	2,281,319
MGM Resorts International (a)	243,200	6,420,480
Starwood Hotels & Resorts Worldwide, Inc.	138,600	11,201,652
Wynn Macau Ltd.	1,003,200	3,948,474
Wynn Resorts Ltd.	99,300	20,610,708

		68,320,154

Retail — 10.2%
AutoZone, Inc. (a)	4,800	2,573,952
CarMax, Inc. (a)	47,900	2,491,279
Chipotle Mexican Grill, Inc. (a)	29,300	17,360,543
Costco Wholesale Corp.	55,800	6,425,928
CVS Caremark Corp.	112,300	8,464,051
Dollar Tree, Inc. (a)	69,700	3,795,862
Hanesbrands, Inc.	41,800	4,114,792
The Home Depot, Inc.	150,300	12,168,288
L Brands, Inc.	96,800	5,678,288
Lowe’s Cos., Inc.	285,700	13,710,743
Michael Kors Holdings Ltd. (a)	56,200	4,982,130
O’Reilly Automotive, Inc. (a)	80,200	12,078,120
PVH Corp.	6,900	804,540
Ross Stores, Inc.	104,400	6,903,972
Starbucks Corp.	261,200	20,211,656
Tiffany & Co.	15,200	1,523,800

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tractor Supply Co.	117,600	$7,103,040
Walgreen Co.	36,700	2,720,571
Yum! Brands, Inc.	17,100	1,388,520

		134,500,075

		249,945,802

Consumer, Non-cyclical — 23.5%
Beverages — 0.4%
Constellation Brands, Inc. Class A (a)	28,100	2,476,453
Keurig Green Mountain, Inc.	9,500	1,183,795
Monster Beverage Corp. (a)	23,000	1,633,690
PepsiCo, Inc.	1,700	151,878

		5,445,816

Biotechnology — 6.3%
Alexion Pharmaceuticals, Inc. (a)	131,400	20,531,250
Biogen Idec, Inc. (a)	96,600	30,458,946
Celgene Corp. (a)	274,400	23,565,472
Regeneron Pharmaceuticals, Inc. (a)	18,700	5,282,189
Vertex Pharmaceuticals, Inc. (a)	37,700	3,569,436

		83,407,293

Commercial Services — 7.4%
Alliance Data Systems Corp. (a)	11,400	3,206,250
FleetCor Technologies, Inc. (a)	6,800	896,240
MasterCard, Inc. Class A	434,200	31,900,674
McKesson Corp.	182,100	33,908,841
Visa, Inc. Class A	130,200	27,434,442

		97,346,447

Cosmetics & Personal Care — 0.4%
The Estee Lauder Cos., Inc. Class A	75,700	5,621,482

Foods — 0.0%
Whole Foods Market, Inc.	8,000	309,040

Health Care – Products — 1.2%
Becton, Dickinson & Co.	40,800	4,826,640
Covidien PLC	53,700	4,842,666
Henry Schein, Inc. (a)	7,000	830,690
Intuitive Surgical, Inc. (a)	2,700	1,111,860
Stryker Corp.	41,100	3,465,552

		15,077,408

Health Care – Services — 1.4%
Thermo Fisher Scientific, Inc.	142,700	16,838,600
UnitedHealth Group, Inc.	10,300	842,025

		17,680,625

Pharmaceuticals — 6.4%
AbbVie, Inc.	3,400	191,896
Actavis PLC (a)	17,000	3,791,850
Allergan, Inc.	92,980	15,734,076
AmerisourceBergen Corp.	48,800	3,545,808
Cardinal Health, Inc.	83,900	5,752,184
Gilead Sciences, Inc. (a)	525,600	43,577,496
Perrigo Co. PLC	700	102,032

	Number of Shares	Value
Pharmacyclics, Inc. (a)	27,600	$2,475,996
Valeant Pharmaceuticals International, Inc. (a)	74,300	9,370,716

		84,542,054

		309,430,165

Energy — 5.2%
Oil & Gas — 4.5%
Concho Resources, Inc. (a)	80,500	11,632,250
Continental Resources, Inc. (a)	20,300	3,208,212
EOG Resources, Inc.	11,000	1,285,460
EQT Corp.	101,600	10,861,040
Pioneer Natural Resources Co.	99,700	22,912,057
Range Resources Corp.	110,653	9,621,278

		59,520,297

Oil & Gas Services — 0.7%
Schlumberger Ltd.	78,800	9,294,460

		68,814,757

Financial — 7.6%
Banks — 0.8%
Northern Trust Corp.	38,600	2,478,506
State Street Corp.	116,200	7,815,612

		10,294,118

Diversified Financial — 4.6%
American Express Co.	179,500	17,029,165
Ameriprise Financial, Inc.	67,600	8,112,000
Citigroup, Inc.	2,800	131,880
Intercontinental Exchange, Inc.	26,100	4,930,290
Invesco Ltd.	302,800	11,430,700
Morgan Stanley	311,000	10,054,630
TD Ameritrade Holding Corp.	307,400	9,636,990

		61,325,655

Insurance — 0.2%
Marsh & McLennan Cos., Inc.	54,400	2,819,008

Real Estate Investment Trusts (REITS) — 2.0%
American Tower Corp.	290,100	26,103,198

		100,541,979

Industrial — 12.3%
Aerospace & Defense — 2.6%
The Boeing Co.	171,000	21,756,330
United Technologies Corp.	115,200	13,299,840

		35,056,170

Electronics — 0.1%
Trimble Navigation Ltd. (a)	20,000	739,000

Machinery – Diversified — 1.3%
Flowserve Corp.	39,400	2,929,390
Roper Industries, Inc.	51,000	7,446,510
Wabtec Corp.	75,700	6,252,063

		16,627,963

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 3.2%
3M Co.	11,900	$1,704,556
Danaher Corp.	431,700	33,987,741
Honeywell International, Inc.	68,800	6,394,960
Pall Corp.	4,700	401,333

		42,488,590

Metal Fabricate & Hardware — 2.0%
Precision Castparts Corp.	107,000	27,006,800

Transportation — 3.1%
Canadian Pacific Railway Ltd.	27,400	4,963,236
FedEx Corp.	50,500	7,644,690
J.B. Hunt Transport Services, Inc.	11,500	848,470
Kansas City Southern	71,900	7,729,969
Union Pacific Corp.	120,800	12,049,800
United Continental Holdings, Inc. (a)	176,000	7,228,320

		40,464,485

		162,383,008

Technology — 4.7%
Computers — 2.2%
Apple, Inc.	155,400	14,441,322
Cognizant Technology Solutions Corp. Class A (a)	211,800	10,359,138
IHS, Inc. Class A (a)	33,700	4,572,079

		29,372,539

Software — 2.5%
Autodesk, Inc. (a)	7,900	445,402
Electronic Arts, Inc. (a)	53,800	1,929,806
Fiserv, Inc. (a)	121,200	7,310,784
Intuit, Inc.	1,200	96,636
Microsoft Corp.	3,100	129,270
Red Hat, Inc. (a)	112,300	6,206,821
Salesforce.com, Inc. (a)	254,800	14,798,784
VMware, Inc. Class A (a)	18,800	1,820,028

		32,737,531

		62,110,070

TOTAL COMMON STOCK (Cost $914,579,761)		1,321,555,261

TOTAL EQUITIES (Cost $914,579,761)		1,321,555,261

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,087	$1,087

TOTAL MUTUAL FUNDS (Cost $1,087)		1,087

TOTAL LONG-TERM INVESTMENTS (Cost $914,580,848)		1,321,556,348

	Principal Amount

SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (b)	$8,583,212	8,583,212

TOTAL SHORT-TERM INVESTMENTS (Cost $8,583,212)		8,583,212

TOTAL INVESTMENTS — 100.7% (Cost $923,164,060) (c)		1,330,139,560

Other Assets/(Liabilities) — (0.7)%		(9,673,694)

NET ASSETS — 100.0%		$1,320,465,866

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $8,583,214. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates of 9/15/40, and an aggregate market value, including accrued interest, of $8,755,475.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.9%

COMMON STOCK — 99.9%
Basic Materials — 2.7%
Chemicals — 2.7%
Monsanto Co.	144,000	$17,962,560
Syngenta AG Sponsored ADR (Switzerland)	105,575	7,897,010

		25,859,570

Communications — 32.0%
Internet — 26.4%
Amazon.com, Inc. (a)	82,000	26,631,960
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	188,980	35,303,354
eBay, Inc. (a)	321,575	16,098,044
Equinix, Inc. (a) (b)	72,875	15,310,309
Facebook, Inc. Class A (a)	386,000	25,973,940
Google, Inc. Class A (a)	52,425	30,651,325
Google, Inc. Class C (a)	44,525	25,614,342
Liberty Interactive Corp. Class A (a)	663,400	19,477,424
LinkedIn Corp. Class A (a)	111,000	19,033,170
The Priceline Group, Inc. (a)	31,375	37,744,125
Yelp, Inc. (a)	71,875	5,511,375

		257,349,368

Media — 1.0%
Twenty-First Century Fox Class A	275,000	9,666,250

Telecommunications — 4.6%
Crown Castle International Corp.	286,525	21,277,346
QUALCOMM, Inc.	303,050	24,001,560

		45,278,906

		312,294,524

Consumer, Cyclical — 11.9%
Apparel — 2.6%
Nike, Inc. Class B	328,375	25,465,481

Lodging — 1.4%
Las Vegas Sands Corp.	183,500	13,986,370

Retail — 7.9%
Chipotle Mexican Grill, Inc. (a)	35,500	21,034,105
L Brands, Inc.	261,436	15,335,836
Sally Beauty Holdings, Inc. (a)	243,450	6,105,726
Starbucks Corp.	109,000	8,434,420
Walgreen Co.	347,600	25,767,588

		76,677,675

		116,129,526

Consumer, Non-cyclical — 23.6%
Biotechnology — 7.6%
Alexion Pharmaceuticals, Inc. (a)	79,000	12,343,750
Biogen Idec, Inc. (a)	57,000	17,972,670

	Number of Shares	Value
Celgene Corp. (a)	315,800	$27,120,904
Regeneron Pharmaceuticals, Inc. (a)	60,500	17,089,435

		74,526,759

Commercial Services — 8.3%
MasterCard, Inc. Class A	317,425	23,321,215
Visa, Inc. Class A	274,250	57,787,217

		81,108,432

Foods — 1.0%
Whole Foods Market, Inc.	257,000	9,927,910

Health Care – Products — 1.0%
Intuitive Surgical, Inc. (a)	23,000	9,471,400

Pharmaceuticals — 5.7%
Allergan, Inc.	146,250	24,748,425
BioMarin Pharmaceutical, Inc. (a)	134,000	8,336,140
Novo Nordisk A/S Sponsored ADR (Denmark)	292,900	13,529,051
Perrigo Co. PLC	59,975	8,741,956

		55,355,572

		230,390,073

Energy — 10.3%
Oil & Gas — 4.3%
EOG Resources, Inc.	227,075	26,535,984
Southwestern Energy Co. (a)	330,000	15,011,700

		41,547,684

Oil & Gas Services — 4.6%
FMC Technologies, Inc. (a)	210,000	12,824,700
National Oilwell Varco, Inc.	163,000	13,423,050
Schlumberger Ltd.	159,000	18,754,050

		45,001,800

Pipelines — 1.4%
The Williams Cos., Inc.	243,450	14,171,225

		100,720,709

Financial — 4.1%
Diversified Financial — 3.4%
The Charles Schwab Corp.	447,000	12,037,710
CME Group, Inc.	123,650	8,772,968
IntercontinentalExchange, Inc.	65,500	12,372,950

		33,183,628

Insurance — 0.7%
The Progressive Corp.	286,494	7,265,488

		40,449,116

Technology — 15.3%
Computers — 0.3%
Teradata Corp. (a)	71,792	2,886,038

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 2.4%
ARM Holdings PLC Sponsored ADR (United Kingdom)	291,000	$13,164,840
ASML Holding NV (b)	113,000	10,539,510

		23,704,350

Software — 12.6%
Adobe Systems, Inc. (a)	290,925	21,051,333
Athenahealth, Inc. (a) (b)	72,000	9,009,360
Cerner Corp. (a)	212,000	10,934,960
Intuit, Inc.	181,200	14,592,036
Microsoft Corp.	582,925	24,307,973
Salesforce.com, Inc. (a)	448,000	26,019,840
Splunk, Inc. (a)	220,000	12,172,600
VeriFone Systems, Inc. (a)	135,800	4,990,650

		123,078,752

		149,669,140

TOTAL COMMON STOCK (Cost $670,837,624)		975,512,658

TOTAL EQUITIES (Cost $670,837,624)		975,512,658

MUTUAL FUNDS — 2.5%
Diversified Financial — 2.5%
State Street Naviagtor Securities Lending Prime Portfolio (c)	24,082,174	24,082,174

TOTAL MUTUAL FUNDS (Cost $24,082,174)		24,082,174

TOTAL LONG-TERM INVESTMENTS (Cost $694,919,798)		999,594,832

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (d)	$4,679,909	4,679,909

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	154,760	154,760

TOTAL SHORT-TERM INVESTMENTS (Cost $4,834,669)		4,834,669

TOTAL INVESTMENTS — 102.9% (Cost $699,754,467) (e)		1,004,429,501

Other Assets/(Liabilities) — (2.9)%		(28,299,104)

NET ASSETS — 100.0%		$976,130,397

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $23,585,039 or 2.42% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,679,910. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 9/25/39 – 10/15/40, and an aggregate market value, including accrued interest, of $4,774,976.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Basic Materials — 5.8%
Chemicals — 1.8%
Celanese Corp. Series A	8,925	$573,698
Eastman Chemical Co.	6,174	539,299
Huntsman Corp.	60,525	1,700,753

		2,813,750

Forest Products & Paper — 0.7%
International Paper Co.	20,792	1,049,372

Iron & Steel — 1.1%
Allegheny Technologies, Inc.	29,045	1,309,929
Reliance Steel & Aluminum Co.	6,842	504,324

		1,814,253

Mining — 2.2%
Alcoa, Inc.	134,825	2,007,544
Stillwater Mining Co. (a)	52,500	921,375
Yamana Gold, Inc.	56,802	466,913

		3,395,832

		9,073,207

Communications — 6.7%
Internet — 1.5%
F5 Networks, Inc. (a)	10,585	1,179,593
Web.com Group, Inc. (a)	39,590	1,142,963

		2,322,556

Media — 1.6%
Gannett Co., Inc.	54,450	1,704,829
Starz Class A (a)	28,350	844,547

		2,549,376

Telecommunications — 3.6%
Amdocs Ltd.	24,398	1,130,359
CommScope Holding Co., Inc. (a)	26,075	603,115
Juniper Networks, Inc. (a)	42,100	1,033,134
Level 3 Communications, Inc. (a)	62,775	2,756,450

		5,523,058

		10,394,990

Consumer, Cyclical — 11.5%
Airlines — 0.6%
Southwest Airlines Co.	32,075	861,535

Apparel — 0.3%
Deckers Outdoor Corp. (a)	4,795	413,952

Auto Manufacturers — 0.6%
Oshkosh Corp.	17,800	988,434

Automotive & Parts — 3.1%
Allison Transmission Holdings, Inc.	68,375	2,126,462
The Goodyear Tire & Rubber Co.	14,675	407,672

	Number of Shares	Value
Lear Corp.	12,750	$1,138,830
Magna International, Inc. Class A	10,210	1,100,127

		4,773,091

Home Builders — 0.7%
D.R. Horton, Inc.	41,950	1,031,131

Home Furnishing — 0.9%
Harman International Industries, Inc.	8,650	929,270
Whirlpool Corp.	3,838	534,326

		1,463,596

Housewares — 0.3%
Newell Rubbermaid, Inc.	17,488	541,953

Leisure Time — 0.9%
Royal Caribbean Cruises Ltd.	25,550	1,420,580

Lodging — 0.7%
MGM Resorts International (a)	39,925	1,054,020

Retail — 3.4%
Foot Locker, Inc.	2,675	135,676
The Gap, Inc.	22,394	930,919
Hanesbrands, Inc.	7,665	754,543
Macy’s, Inc.	26,994	1,566,192
Rite Aid Corp. (a)	153,750	1,102,387
The Wendy’s Co.	93,725	799,474

		5,289,191

		17,837,483

Consumer, Non-cyclical — 14.8%
Agriculture — 0.3%
Bunge Ltd.	5,630	425,853

Beverages — 1.2%
Molson Coors Brewing Co. Class B	25,725	1,907,766

Commercial Services — 1.9%
Donnelley (R.R.) & Sons Co.	48,575	823,832
Manpower, Inc.	7,070	599,889
McKesson Corp.	6,442	1,199,565
Quanta Services, Inc. (a)	9,625	332,833

		2,956,119

Foods — 2.8%
ConAgra Foods, Inc.	17,422	517,085
Ingredion, Inc.	14,818	1,111,943
The Kroger Co.	12,148	600,476
Pinnacle Foods, Inc.	21,075	693,367
Tyson Foods, Inc. Class A	38,275	1,436,843

		4,359,714

Health Care – Products — 3.4%
C.R. Bard, Inc.	3,838	548,873
The Cooper Cos., Inc.	6,955	942,611
Hologic, Inc. (a)	50,675	1,284,611
Zimmer Holdings, Inc.	23,595	2,450,577

		5,226,672

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Services — 2.2%
Aetna, Inc.	10,970	$889,448
Cigna Corp.	6,308	580,147
MEDNAX, Inc. (a)	14,415	838,232
Universal Health Services, Inc. Class B	12,215	1,169,708

		3,477,535

Household Products — 0.7%
Avery Dennison Corp.	21,626	1,108,333

Pharmaceuticals — 2.3%
Grifols SA	13,225	582,561
Mallinckrodt PLC (a)	13,260	1,061,065
Mylan, Inc. (a)	16,300	840,428
Quintiles Transnational Holdings, Inc. (a)	20,430	1,088,715

		3,572,769

		23,034,761

Energy — 8.9%
Energy – Alternate Sources — 0.7%
First Solar, Inc. (a)	14,690	1,043,871

Oil & Gas — 7.6%
Chesapeake Energy Corp.	31,778	987,660
Cimarex Energy Co.	15,735	2,257,343
Devon Energy Corp.	15,310	1,215,614
Encana Corp.	56,700	1,344,357
Helmerich & Payne, Inc.	6,608	767,255
Marathon Petroleum Corp.	6,308	492,466
Murphy Oil Corp.	14,484	962,896
PBF Energy, Inc. Class A	29,775	793,504
Precision Drilling Corp.	96,875	1,371,750
Whiting Petroleum Corp. (a)	20,260	1,625,865

		11,818,710

Oil & Gas Services — 0.6%
Weatherford International PLC (a)	37,950	872,850

		13,735,431

Financial — 25.0%
Banks — 6.4%
BB&T Corp.	28,334	1,117,210
Fifth Third Bancorp	52,096	1,112,250
KeyCorp	85,700	1,228,081
PNC Financial Services Group, Inc.	12,816	1,141,265
Regions Financial Corp.	184,675	1,961,248
SunTrust Banks, Inc.	35,075	1,405,105
Webster Financial Corp.	60,925	1,921,574

		9,886,733

Diversified Financial — 3.9%
Ameriprise Financial, Inc.	9,746	1,169,520
Discover Financial Services	9,144	566,745
Invesco Ltd.	44,275	1,671,381

	Number of Shares	Value
Navient Corp.	33,257	$588,982
Raymond James Financial, Inc.	40,525	2,055,833

		6,052,461

Diversified Financial Services — 1.0%
Voya Financial, Inc.	44,525	1,618,038

Insurance — 5.4%
Allied World Assurance Co. Holdings Ltd.	19,100	726,182
The Allstate Corp.	18,990	1,115,093
Genworth Financial, Inc. Class A (a)	56,525	983,535
The Hartford Financial Services Group, Inc.	37,577	1,345,633
HCC Insurance Holdings, Inc.	16,100	787,934
Lincoln National Corp.	24,425	1,256,422
Reinsurance Group of America, Inc. Class A	6,808	537,151
Unum Group	16,086	559,149
Validus Holdings Ltd.	26,000	994,240

		8,305,339

Real Estate — 1.3%
CBRE Group, Inc. (a)	65,275	2,091,411

Real Estate Investment Trusts (REITS) — 7.0%
BioMed Realty Trust, Inc.	113,825	2,484,800
Brandywine Realty Trust	35,975	561,210
CBL & Associates Properties, Inc.	61,297	1,164,643
Digital Realty Trust, Inc.	9,900	577,368
DuPont Fabros Technology, Inc.	47,650	1,284,644
Hospitality Properties Trust	32,374	984,169
Liberty Property Trust	74,191	2,814,065
Sunstone Hotel Investors, Inc.	70,825	1,057,417

		10,928,316

		38,882,298

Industrial — 10.3%
Aerospace & Defense — 1.6%
Alliant Techsystems, Inc.	6,900	924,048
L-3 Communications Holdings, Inc.	13,161	1,589,191

		2,513,239

Electrical Components & Equipment — 0.8%
Generac Holdings, Inc. (a)	24,765	1,207,046

Electronics — 1.1%
Agilent Technologies, Inc.	9,712	557,857
Avnet, Inc.	24,296	1,076,556

		1,634,413

Environmental Controls — 0.7%
Republic Services, Inc.	29,202	1,108,800

Hand & Machine Tools — 0.3%
Regal-Beloit Corp.	6,675	524,388

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 2.8%
ITT Corp.	31,700	$1,524,770
Parker Hannifin Corp.	14,724	1,851,249
Trinity Industries, Inc.	21,160	925,115

		4,301,134

Packaging & Containers — 0.3%
Graphic Packaging Holding Co. (a)	37,075	433,777

Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.	5,390	509,840

Transportation — 1.5%
Con-way, Inc.	15,300	771,273
CSX Corp.	38,346	1,181,440
United Continental Holdings, Inc. (a)	10,325	424,048

		2,376,761

Trucking & Leasing — 0.9%
GATX Corp.	21,285	1,424,818

		16,034,216

Technology — 8.5%
Computers — 1.1%
SanDisk Corp.	7,075	738,842
Western Digital Corp.	11,470	1,058,681

		1,797,523

Office Equipment/Supplies — 1.2%
Pitney Bowes, Inc.	24,300	671,166
Xerox Corp.	91,248	1,135,125

		1,806,291

Semiconductors — 4.7%
GT Advanced Technologies, Inc. (a)	87,050	1,619,130
Integrated Device Technology, Inc. (a)	22,500	347,850
KLA-Tencor Corp.	15,652	1,136,961
Lam Research Corp.	12,940	874,485
Micron Technology, Inc. (a)	19,450	640,878
NXP Semiconductor NV (a)	14,950	989,391
ON Semiconductor Corp. (a)	121,775	1,113,024
Skyworks Solutions, Inc.	11,775	552,954

		7,274,673

Software — 1.5%
CA, Inc.	32,806	942,844
Electronic Arts, Inc. (a)	9,500	340,765
TiVo, Inc. (a)	79,950	1,032,155

		2,315,764

		13,194,251

Utilities — 8.5%
Electric — 5.8%
The AES Corp.	72,267	1,123,752
Ameren Corp.	68,725	2,809,478

	Number of Shares	Value
CMS Energy Corp.	44,250	$1,378,388
DTE Energy Co.	4,775	371,829
Portland General Electric Co.	33,500	1,161,445
PPL Corp.	31,838	1,131,204
SCANA Corp.	19,724	1,061,348

		9,037,444

Gas — 2.7%
AGL Resources, Inc.	21,192	1,166,196
Atmos Energy Corp.	54,915	2,932,462

		4,098,658

		13,136,102

TOTAL COMMON STOCK (Cost $132,395,164)		155,322,739

TOTAL EQUITIES (Cost $132,395,164)		155,322,739

TOTAL LONG-TERM INVESTMENTS (Cost $132,395,164)		155,322,739

	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (b)	$3,958,116	3,958,116

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	3,070	3,070

TOTAL SHORT-TERM INVESTMENTS (Cost $3,961,186)		3,961,186

TOTAL INVESTMENTS — 102.6% (Cost $136,356,350) (c)		159,283,925

Other Assets/(Liabilities) — (2.6)%		(3,988,468)

NET ASSETS — 100.0%		$155,295,457

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $3,958,117. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000% – 4.000%, maturity dates ranging from 9/25/39 – 5/15/40, and an aggregate market value, including accrued interest, of $4,039,475.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 96.7%
Basic Materials — 3.6%
Chemicals — 2.6%
Innospec, Inc.	18,380	$793,464
PolyOne Corp.	55,000	2,317,700
Sensient Technologies Corp.	17,850	994,602

		4,105,766

Forest Products & Paper — 0.7%
Deltic Timber Corp.	17,650	1,066,413

Mining — 0.3%
Luxfer Holdings PLC	30,420	576,459

		5,748,638

Communications — 1.0%
Media — 1.0%
John Wiley & Sons, Inc. Class A	25,100	1,520,809

Consumer, Cyclical — 19.5%
Apparel — 0.8%
Ascena Retail Group, Inc. (a)	73,520	1,257,192

Auto Manufacturers — 1.4%
Oshkosh Corp.	38,700	2,149,011

Automotive & Parts — 1.4%
American Axle & Manufacturing Holdings, Inc. (a)	117,900	2,227,131

Distribution & Wholesale — 1.6%
ScanSource, Inc. (a)	23,400	891,072
United Stationers, Inc.	38,390	1,592,034

		2,483,106

Home Furnishing — 3.0%
Tempur Sealy International, Inc. (a)	42,400	2,531,280
Whirlpool Corp.	16,000	2,227,520

		4,758,800

Leisure Time — 1.3%
Brunswick Corp.	48,400	2,039,092

Office Furnishings — 0.8%
Herman Miller, Inc.	43,600	1,318,464

Retail — 6.6%
Advance Auto Parts, Inc.	17,850	2,408,322
Casey’s General Stores, Inc.	12,930	908,850
The Cato Corp. Class A	56,140	1,734,726
CST Brands, Inc.	27,890	962,205
Fred’s, Inc. Class A	67,220	1,027,794
The Men’s Wearhouse, Inc.	42,700	2,382,660
Stage Stores, Inc.	55,930	1,045,331

		10,469,888

	Number of Shares	Value
Storage & Warehousing — 1.8%
Mobile Mini, Inc.	58,000	$2,777,620

Textiles — 0.8%
G&K Services, Inc. Class A	25,860	1,346,530

		30,826,834

Consumer, Non-cyclical — 14.8%
Biotechnology — 1.1%
Charles River Laboratories International, Inc. (a)	31,910	1,707,823

Commercial Services — 2.2%
Corrections Corporation of America	25,968	853,049
Forrester Research, Inc.	28,580	1,082,611
FTI Consulting, Inc. (a)	23,100	873,642
MAXIMUS, Inc.	14,260	613,465

		3,422,767

Foods — 1.1%
Cranswick PLC	39,028	847,663
Post Holdings, Inc. (a)	16,070	818,124

		1,665,787

Health Care – Products — 3.6%
Haemonetics Corp. (a)	93,220	3,288,801
ICU Medical, Inc. (a)	24,570	1,494,102
Steris Corp.	17,620	942,318

		5,725,221

Health Care – Services — 3.8%
AmSurg Corp. (a)	20,010	911,856
Covance, Inc. (a)	17,400	1,489,092
HealthSouth Corp.	71,700	2,571,879
ICON PLC (a)	21,910	1,032,180

		6,005,007

Household Products — 2.6%
Acco Brands Corp. (a)	127,610	817,980
Helen of Troy Ltd. (a)	17,740	1,075,576
The Scotts Miracle-Gro Co. Class A	38,300	2,177,738

		4,071,294

Pharmaceuticals — 0.4%
Phibro Animal Health Corp. Class A (a)	32,100	704,595

		23,302,494

Energy — 3.0%
Oil & Gas — 2.4%
Diamondback Energy, Inc. (a)	16,280	1,445,664
Linn Co LLC	56,604	1,771,139
Whiting Petroleum Corp. (a)	8,430	676,508

		3,893,311

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 0.6%
SEACOR Holdings, Inc. (a)	10,900	$896,525

		4,789,836

Financial — 16.3%
Banks — 7.5%
City National Corp.	32,100	2,431,896
First Midwest Bancorp, Inc.	66,510	1,132,665
Hancock Holding Co.	19,700	695,804
Hanmi Financial Corp.	47,800	1,007,624
International Bancshares Corp.	47,530	1,283,310
MB Financial, Inc.	34,440	931,602
Northwest Bancshares, Inc.	74,850	1,015,715
Prosperity Bancshares, Inc.	33,600	2,103,360
Webster Financial Corp.	40,270	1,270,116

		11,872,092

Diversified Financial — 0.9%
Janus Capital Group, Inc.	108,800	1,357,824

Insurance — 4.0%
Alleghany Corp. (a)	3,118	1,366,058
Assured Guaranty Ltd.	26,100	639,450
Platinum Underwriters Holdings Ltd.	10,360	671,846
Primerica, Inc.	28,250	1,351,763
Reinsurance Group of America, Inc. Class A	16,790	1,324,731
White Mountains Insurance Group Ltd.	1,660	1,010,010

		6,363,858

Investment Companies — 1.1%
Ares Capital Corp.	47,630	850,672
Solar Capital Ltd.	38,490	819,067

		1,669,739

Real Estate Investment Trusts (REITS) — 2.4%
Campus Crest Communities, Inc.	74,840	648,114
DiamondRock Hospitality Co.	51,924	665,666
Education Realty Trust, Inc.	76,600	822,684
Mid-America Apartment Communities, Inc.	12,330	900,706
Summit Hotel Properties, Inc.	70,860	751,116

		3,788,286

Savings & Loans — 0.4%
First Niagara Financial Group, Inc.	69,950	611,363

		25,663,162

Industrial — 26.0%
Aerospace & Defense — 0.8%
Cubic Corp.	27,330	1,216,458

Building Materials — 3.0%
Comfort Systems USA, Inc.	60,400	954,320
Gibraltar Industries, Inc. (a)	56,006	868,653

	Number of Shares	Value
Simpson Manufacturing Co., Inc.	35,600	$1,294,416
Trex Co., Inc. (a)	56,400	1,625,448

		4,742,837

Electrical Components & Equipment — 2.8%
Belden, Inc.	33,470	2,616,015
Littelfuse, Inc.	18,900	1,756,755

		4,372,770

Electronics — 5.4%
Coherent, Inc. (a)	11,040	730,517
Faro Technologies, Inc. (a)	21,300	1,046,256
II-VI, Inc. (a)	120,000	1,735,200
Park Electrochemical Corp.	37,200	1,049,412
Plexus Corp. (a)	50,500	2,186,145
Vishay Intertechnology, Inc.	119,500	1,851,055

		8,598,585

Engineering & Construction — 0.8%
Aegion Corp. (a)	54,500	1,268,215

Environmental Controls — 0.5%
Clean Harbors, Inc. (a)	11,720	753,010

Machinery – Construction & Mining — 1.4%
Terex Corp.	55,400	2,276,940

Machinery – Diversified — 1.2%
Albany International Corp. Class A	39,160	1,486,513
Zebra Technologies Corp. Class A (a)	4,450	366,324

		1,852,837

Manufacturing — 3.8%
AptarGroup, Inc.	9,720	651,337
Barnes Group, Inc.	16,900	651,326
Carlisle Cos., Inc.	18,600	1,611,132
ESCO Technologies, Inc.	24,330	842,791
Koppers Holdings, Inc.	25,690	982,643
Matthews International Corp. Class A	28,740	1,194,722

		5,933,951

Metal Fabricate & Hardware — 0.9%
Mueller Industries, Inc.	51,010	1,500,204

Packaging & Containers — 0.6%
Greif, Inc. Class A	16,670	909,515

Transportation — 3.9%
Dorian LPG Ltd. (a)	18,200	418,418
Era Group, Inc. (a)	30,230	866,996
Forward Air Corp.	38,600	1,847,010
Heartland Express, Inc.	38,100	813,054
Scorpio Tankers, Inc.	146,470	1,489,600
UTI Worldwide, Inc.	68,090	704,051

		6,139,129

Trucking & Leasing — 0.9%
GATX Corp.	20,690	1,384,989

		40,949,440

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 9.8%
Computers — 3.4%
Diebold, Inc.	27,100	$1,088,607
Mentor Graphics Corp.	59,800	1,289,886
Mercury Computer Systems, Inc. (a)	68,000	771,120
MICROS Systems, Inc. (a)	24,190	1,642,501
MTS Systems Corp.	8,200	555,632

		5,347,746

Semiconductors — 5.1%
Brooks Automation, Inc.	152,400	1,641,348
Diodes, Inc. (a)	63,400	1,836,064
Fairchild Semiconductor International, Inc. (a)	117,800	1,837,680
Maxim Integrated Products, Inc.	38,250	1,293,232
Micrel, Inc.	61,534	694,104
Photronics, Inc. (a)	81,600	701,760

		8,004,188

Software — 1.3%
Allscripts Healthcare Solutions, Inc. (a)	55,350	888,368
MedAssets, Inc. (a)	33,880	773,819
Verint Systems, Inc. (a)	9,700	475,785

		2,137,972

		15,489,906

Utilities — 2.7%
Electric — 0.4%
Westar Energy, Inc.	15,330	585,453

Gas — 2.3%
Atmos Energy Corp.	12,830	685,122
The Laclede Group, Inc.	14,520	704,946
New Jersey Resources Corp.	7,070	404,121
UGI Corp.	21,390	1,080,195
WGL Holdings, Inc.	16,530	712,443

		3,586,827

		4,172,280

TOTAL COMMON STOCK (Cost $108,041,708)		152,463,399

TOTAL EQUITIES (Cost $108,041,708)		152,463,399

TOTAL LONG-TERM INVESTMENTS (Cost $108,041,708)		152,463,399

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.3%
Repurchase Agreement — 5.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (b)	$8,364,399	$8,364,399

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	18,099	18,099

TOTAL SHORT-TERM INVESTMENTS (Cost $8,382,498)		8,382,498

TOTAL INVESTMENTS — 102.0% (Cost $116,424,206) (c)		160,845,897

Other Assets/(Liabilities) — (2.0)%		(3,095,775)

NET ASSETS — 100.0%		$157,750,122

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $8,364,401. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000% – 4.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $8,538,581.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.7%
Basic Materials — 6.9%
Chemicals — 2.7%
American Vanguard Corp.	56,900	$752,218
Chemtura Corp. (a)	113,175	2,957,263
Huntsman Corp.	94,990	2,669,219
Innospec, Inc.	78,500	3,388,845
Minerals Technologies, Inc.	34,900	2,288,742
The Valspar Corp.	13,425	1,022,851

		13,079,138

Forest Products & Paper — 1.9%
Clearwater Paper Corp. (a)	36,700	2,265,124
Deltic Timber Corp.	25,600	1,546,752
KapStone Paper and Packaging Corp. (a)	67,695	2,242,735
Potlatch Corp.	54,500	2,256,300
Wausau Paper Corp.	79,800	863,436

		9,174,347

Iron & Steel — 0.6%
Carpenter Technology Corp.	34,900	2,207,425
Schnitzer Steel Industries, Inc. Class A	31,700	826,419

		3,033,844

Mining — 1.7%
Luxfer Holdings PLC	31,200	591,240
Royal Gold, Inc.	16,600	1,263,592
Sandstorm Gold Ltd. (a) (b)	255,300	1,766,676
Stillwater Mining Co. (a)	162,200	2,846,610
US Silica Holdings, Inc.	38,435	2,130,836

		8,598,954

		33,886,283

Communications — 2.4%
Internet — 0.7%
Digital River, Inc. (a)	19,740	304,588
Safeguard Scientifics, Inc. (a)	125,800	2,615,382
Sapient Corp. (a)	38,001	617,517

		3,537,487

Media — 0.3%
Saga Communications, Inc. Class A	31,800	1,358,496

Telecommunications — 1.4%
Anixter International, Inc.	13,035	1,304,412
Black Box Corp.	26,290	616,238
Ixia (a)	90,200	1,030,986
Premiere Global Services, Inc. (a)	76,790	1,025,147
SBA Communications Corp. Class A (a)	9,080	928,884
Sonus Networks, Inc. (a)	211,200	758,208

	Number of Shares	Value
ViaSat, Inc. (a)	19,640	$1,138,334

		6,802,209

		11,698,192

Consumer, Cyclical — 11.6%
Airlines — 0.8%
Alaska Air Group, Inc.	41,600	3,954,080

Apparel — 1.1%
Crocs, Inc. (a)	81,320	1,222,240
Deckers Outdoor Corp. (a)	25,905	2,236,379
Skechers U.S.A., Inc. Class A (a)	38,595	1,763,791

		5,222,410

Automotive & Parts — 0.6%
Modine Manufacturing Co. (a)	88,700	1,396,138
Tenneco, Inc. (a)	25,710	1,689,147

		3,085,285

Distribution & Wholesale — 1.2%
Beacon Roofing Supply, Inc. (a)	100,200	3,318,624
Pool Corp.	45,800	2,590,448

		5,909,072

Entertainment — 1.4%
Ascent Media Corp. Series A (a)	19,600	1,293,796
Carmike Cinemas, Inc. (a)	34,670	1,217,957
Cinemark Holdings, Inc.	40,000	1,414,400
International Speedway Corp. Class A	15,795	525,658
Lions Gate Entertainment Corp. (b)	61,795	1,766,101
National CineMedia, Inc.	28,880	505,689

		6,723,601

Home Builders — 1.3%
KB Home	58,855	1,099,411
M/I Homes, Inc. (a)	33,200	805,764
Meritage Home Corp. (a)	66,705	2,815,618
Winnebago Industries, Inc. (a)	70,600	1,777,708

		6,498,501

Home Furnishing — 0.7%
Ethan Allen Interiors, Inc. (b)	37,800	935,172
La-Z-Boy, Inc.	44,050	1,020,639
Tempur Sealy International, Inc. (a)	22,630	1,351,011

		3,306,822

Leisure Time — 0.4%
Brunswick Corp.	24,900	1,049,037
Life Time Fitness, Inc. (a) (b)	15,280	744,747

		1,793,784

Lodging — 0.5%
Belmond Ltd. Class A (a)	185,160	2,692,226

Retail — 2.7%
American Eagle Outfitters, Inc. (b)	178,455	2,002,265

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cash America International, Inc.	13,051	$579,856
Fred’s, Inc. Class A	43,000	657,470
Haverty Furniture Cos., Inc.	63,500	1,595,755
Insight Enterprises, Inc. (a)	40,390	1,241,589
Kate Spade & Co. (a)	32,300	1,231,922
MarineMax, Inc. (a)	50,500	845,370
Pier 1 Imports, Inc.	69,000	1,063,290
Red Robin Gourmet Burgers, Inc. (a)	11,200	797,440
Rite Aid Corp. (a)	255,690	1,833,297
Stein Mart, Inc.	105,100	1,459,839

		13,308,093

Textiles — 0.9%
Culp, Inc.	47,400	825,234
G&K Services, Inc. Class A	38,200	1,989,074
UniFirst Corp.	14,730	1,561,380

		4,375,688

		56,869,562

Consumer, Non-cyclical — 11.4%
Agriculture — 0.4%
Alliance One International, Inc. (a)	128,800	322,000
Vector Group Ltd. (b)	78,875	1,631,135

		1,953,135

Biotechnology — 0.6%
Alkermes PLC (a)	21,925	1,103,485
Momenta Pharmaceuticals, Inc. (a)	53,600	647,488
Spectrum Pharmaceuticals, Inc. (a) (b)	121,500	987,795

		2,738,768

Commercial Services — 4.6%
Aaron’s, Inc.	137,100	4,886,244
American Public Education, Inc. (a)	24,300	835,434
Bridgepoint Education, Inc. (a)	87,865	1,166,847
Electro Rent Corp.	94,200	1,575,966
FTI Consulting, Inc. (a)	23,700	896,334
Global Payments, Inc.	11,470	835,590
Landauer, Inc.	14,200	596,400
McGrath RentCorp	77,900	2,862,825
Navigant Consulting, Inc. (a)	81,900	1,429,155
On Assignment, Inc. (a)	61,900	2,201,783
PHH Corp. (a)	33,950	780,171
Rent-A-Center, Inc.	26,150	749,982
TrueBlue, Inc. (a)	52,860	1,457,350
United Rentals, Inc. (a)	20,685	2,166,340

		22,440,421

Foods — 0.7%
SpartanNash Co.	60,700	1,275,307
United Natural Foods, Inc. (a)	14,205	924,746
WhiteWave Foods Co. Class A (a)	39,800	1,288,326

		3,488,379

	Number of Shares	Value
Health Care – Products — 2.3%
Alere, Inc. (a)	26,665	$997,804
Bruker Corp. (a)	40,755	989,124
Cantel Medical Corp.	24,577	900,010
Cynosure Inc. Class A (a)	36,805	782,106
Merit Medical Systems, Inc. (a)	64,336	971,474
Quidel Corp. (a) (b)	44,000	972,840
Tornier BV (a)	44,500	1,040,410
West Pharmaceutical Services, Inc.	67,300	2,838,714
Wright Medical Group, Inc. (a)	63,525	1,994,685

		11,487,167

Health Care – Services — 2.0%
Centene Corp. (a)	10,345	782,185
Covance, Inc. (a)	8,855	757,811
Healthways, Inc. (a) (b)	27,300	478,842
Magellan Health, Inc. (a)	17,720	1,102,893
MEDNAX, Inc. (a)	14,714	855,619
Molina Healthcare, Inc. (a)	4,200	187,446
National Healthcare Corp.	27,800	1,564,862
Triple-S Management Corp. Class B (a)	38,639	692,797
Universal Health Services, Inc. Class B	15,780	1,511,093
WellCare Health Plans, Inc. (a)	24,585	1,835,516

		9,769,064

Household Products — 0.3%
CSS Industries, Inc.	39,300	1,036,341
The Scotts Miracle-Gro Co. Class A	9,870	561,208

		1,597,549

Pharmaceuticals — 0.5%
Cubist Pharmaceuticals, Inc. (a)	11,880	829,462
Impax Laboratories, Inc. (a)	19,050	571,309
The Medicines Co. (a)	40,970	1,190,588

		2,591,359

		56,065,842

Energy — 5.9%
Coal — 0.2%
Cloud Peak Energy, Inc. (a)	45,400	836,268

Oil & Gas — 3.8%
Atwood Oceanics, Inc. (a)	20,100	1,054,848
Bill Barrett Corp. (a) (b)	104,680	2,803,331
Bonanza Creek Energy, Inc. (a)	4,600	263,074
Energy XXI (Bermuda) Ltd. (b)	14,218	335,971
Hercules Offshore, Inc. (a)	66,800	268,536
Magnum Hunter Resources Corp. (a)	77,300	633,860
Matador Resources Co. (a)	21,800	638,304
Newfield Exploration Co. (a)	83,500	3,690,700
Northern Oil and Gas, Inc. (a) (b)	85,200	1,387,908
Oasis Petroleum, Inc. (a)	45,500	2,542,995
PDC Energy, Inc. (a)	30,000	1,894,500

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Precision Drilling Corp.	210,880	$2,986,061
Swift Energy Co. (a) (b)	30,693	398,395

		18,898,483

Oil & Gas Services — 1.9%
C&J Energy Services, Inc. (a)	29,500	996,510
CARBO Ceramics, Inc. (b)	12,700	1,957,324
Core Laboratories NV	7,255	1,212,020
Exterran Holdings, Inc.	43,190	1,943,118
Key Energy Services, Inc. (a)	144,885	1,324,249
Newpark Resources, Inc. (a)	63,379	789,702
TETRA Technologies, Inc. (a)	89,000	1,048,420

		9,271,343

		29,006,094

Financial — 26.8%
Banks — 9.4%
Capital Bank Financial Corp. Class A (a)	67,650	1,597,217
City Holding Co. (b)	21,695	978,878
Columbia Banking System, Inc.	58,500	1,539,135
East West Bancorp, Inc.	109,310	3,824,757
F.N.B. Corp.	225,920	2,896,294
Glacier Bancorp, Inc.	89,800	2,548,524
Home Bancshares, Inc.	132,400	4,345,368
PacWest Bancorp	73,465	3,171,484
Popular, Inc. (a)	83,100	2,840,358
Sandy Spring Bancorp, Inc.	61,300	1,526,983
Signature Bank (a)	17,000	2,145,060
Susquehanna Bancshares, Inc.	256,925	2,713,128
SVB Financial Group (a)	38,400	4,478,208
Synovus Financial Corp.	92,950	2,266,119
Talmer Bancorp, Inc. (a)	74,085	1,021,632
Trustmark Corp.	29,332	724,207
United Bankshares, Inc.	23,841	770,780
Webster Financial Corp.	80,970	2,553,794
Wintrust Financial Corp.	96,380	4,433,480

		46,375,406

Diversified Financial — 1.1%
Eaton Vance Corp.	15,682	592,623
FXCM, Inc. (b)	108,390	1,621,514
JMP Group, Inc.	44,500	336,865
Piper Jaffray Cos., Inc. (a)	22,900	1,185,533
Raymond James Financial, Inc.	17,968	911,516
Stifel Financial Corp. (a)	15,679	742,401

		5,390,452

Insurance — 5.7%
American Equity Investment Life Holding Co.	98,910	2,433,186
Argo Group International Holdings Ltd.	38,240	1,954,446
Assured Guaranty Ltd.	39,200	960,400

	Number of Shares	Value
CNO Financial Group, Inc.	119,050	$2,119,090
Employers Holdings, Inc.	61,530	1,303,205
Fidelity & Guaranty Life	65,555	1,569,387
The Hanover Insurance Group, Inc.	46,755	2,952,578
Horace Mann Educators Corp.	18,318	572,804
Maiden Holdings Ltd.	127,975	1,547,218
Markel Corp. (a)	451	295,694
Meadowbrook Insurance Group, Inc.	133,400	959,146
National Interstate Corp.	48,200	1,350,564
ProAssurance Corp.	91,000	4,040,400
Protective Life Corp.	19,840	1,375,507
Radian Group, Inc. (b)	212,015	3,139,942
Reinsurance Group of America, Inc. Class A	10,855	856,459
State Auto Financial Corp. Class A	10,855	254,333
United Fire Group, Inc.	20,774	609,094

		28,293,453

Real Estate — 0.2%
Forestar Real Esate Group, Inc. (a)	5,000	95,450
Terreno Realty Corp.	51,300	991,629

		1,087,079

Real Estate Investment Trusts (REITS) — 8.9%
Acadia Realty Trust	74,800	2,101,132
Associated Estates Realty Corp.	45,405	818,198
CBL & Associates Properties, Inc.	85,900	1,632,100
Cedar Realty Trust, Inc.	132,300	826,875
Colony Financial, Inc.	146,945	3,412,063
FelCor Lodging Trust, Inc.	162,840	1,711,448
First Potomac Realty Trust	279,399	3,665,715
Kilroy Realty Corp.	31,700	1,974,276
LaSalle Hotel Properties	120,170	4,240,799
Lexington Realty Trust (b)	221,215	2,435,577
Medical Properties Trust, Inc.	51,938	687,659
MFA Financial, Inc.	239,260	1,964,325
New Residential Investment Corp.	252,310	1,589,553
NorthStar Realty Finance Corp.	195,260	3,393,619
Pebblebrook Hotel Trust	65,300	2,413,488
PS Business Parks, Inc.	7,500	626,175
Saul Centers, Inc.	36,700	1,783,620
Starwood Property Trust, Inc.	161,345	3,835,171
Starwood Waypoint Residential Trust (a)	32,272	845,849
Sun Communities, Inc.	49,845	2,484,275
Washington Real Estate Investment Trust	44,100	1,145,718

		43,587,635

Savings & Loans — 1.5%
Astoria Financial Corp.	40,232	541,120
Flushing Financial Corp.	81,535	1,675,544
Investors Bancorp, Inc.	245,131	2,708,698

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WSFS Financial Corp.	33,050	$2,434,794

		7,360,156

		132,094,181

Industrial — 22.1%
Aerospace & Defense — 2.0%
Curtiss-Wright Corp.	30,600	2,006,136
Esterline Technologies Corp. (a)	21,030	2,420,974
Kaman Corp.	39,100	1,670,743
Kratos Defense & Security Solutions, Inc. (a)	97,700	762,060
Moog, Inc. Class A (a)	11,398	830,800
Teledyne Technologies, Inc. (a)	8,789	854,027
Triumph Group, Inc.	19,895	1,389,069

		9,933,809

Building Materials — 1.8%
Comfort Systems USA, Inc.	67,100	1,060,180
Drew Industries, Inc.	56,500	2,825,565
Gibraltar Industries, Inc. (a)	76,000	1,178,760
Quanex Building Products Corp.	42,800	764,836
Texas Industries, Inc. (a)	5,510	508,904
Universal Forest Products, Inc.	31,700	1,530,159
USG Corp. (a) (b)	32,185	969,734

		8,838,138

Electrical Components & Equipment — 2.1%
Advanced Energy Industries, Inc. (a)	120,285	2,315,486
Belden, Inc.	41,500	3,243,640
EnerSys	18,470	1,270,551
Littelfuse, Inc.	38,660	3,593,447

		10,423,124

Electronics — 2.0%
Analogic Corp.	15,000	1,173,600
Checkpoint Systems, Inc. (a)	38,508	538,727
Coherent, Inc. (a)	11,436	756,720
CTS Corp.	35,140	657,118
Electro Scientific Industries, Inc.	83,100	565,911
Fabrinet (a)	63,600	1,310,160
Itron, Inc. (a)	12,190	494,304
Methode Electronics, Inc.	35,900	1,371,739
Newport Corp. (a)	40,300	745,550
Sanmina Corp. (a)	19,367	441,180
Woodward, Inc.	40,170	2,015,731

		10,070,740

Engineering & Construction — 0.8%
Aegion Corp. (a)	63,200	1,470,664
Granite Construction, Inc.	23,010	827,900
Tutor Perini Corp. (a)	41,890	1,329,588
URS Corp.	10,315	472,943

		4,101,095

	Number of Shares	Value
Environmental Controls — 0.8%
MSA Safety, Inc.	37,800	$2,172,744
US Ecology, Inc.	34,900	1,708,355

		3,881,099

Hand & Machine Tools — 0.8%
Franklin Electric Co., Inc.	63,938	2,578,620
Snap-on, Inc.	10,560	1,251,571

		3,830,191

Machinery – Construction & Mining — 0.5%
Astec Industries, Inc.	27,000	1,184,760
Terex Corp.	33,360	1,371,096

		2,555,856

Machinery – Diversified — 1.4%
Albany International Corp. Class A	12,719	482,813
Cognex Corp. (a)	32,000	1,228,800
IDEX Corp.	10,600	855,844
The Manitowoc Co., Inc.	42,045	1,381,599
Nordson Corp.	34,300	2,750,517

		6,699,573

Manufacturing — 2.7%
AptarGroup, Inc.	48,400	3,243,284
Barnes Group, Inc.	42,660	1,644,116
ESCO Technologies, Inc.	51,600	1,787,424
Hexcel Corp. (a)	31,719	1,297,307
Matthews International Corp. Class A	46,000	1,912,220
Myers Industries, Inc.	81,400	1,635,326
Trinity Industries, Inc.	39,230	1,715,136

		13,234,813

Metal Fabricate & Hardware — 0.9%
Circor International, Inc.	26,800	2,067,084
RBC Bearings, Inc.	11,200	717,360
Sun Hydraulics Corp.	24,900	1,010,940
The Timken Co.	12,813	869,234

		4,664,618

Packaging & Containers — 0.3%
Berry Plastics Group, Inc. (a)	50,585	1,305,093

Transportation — 5.6%
Bristow Group, Inc.	17,612	1,419,879
CAI International, Inc. (a)	23,367	514,308
Diana Shipping, Inc. (a)	114,210	1,243,747
GasLog Ltd.	85,600	2,729,784
Genesee & Wyoming, Inc. Class A (a)	43,900	4,609,500
Hub Group, Inc. Class A (a)	34,900	1,758,960
Kirby Corp. (a)	36,400	4,263,896
Landstar System, Inc.	73,800	4,723,200
Swift Transportation Co. (a)	79,035	1,994,053
Teekay Corp.	43,455	2,705,074
Teekay Tankers Ltd. Class A (b)	155,400	666,666

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Universal Truckload Services, Inc.	35,700	$905,352

		27,534,419

Trucking & Leasing — 0.4%
GATX Corp.	17,030	1,139,988
TAL International Group, Inc. (b)	14,703	652,225

		1,792,213

		108,864,781

Technology — 5.3%
Computers — 0.5%
j2 Global, Inc. (b)	13,005	661,435
Quantum Corp. (a) (b)	680,055	829,667
Unisys Corp. (a)	35,415	876,167

		2,367,269

Semiconductors — 3.3%
Atmel Corp. (a)	98,170	919,853
Brooks Automation, Inc.	193,660	2,085,718
Cabot Microelectronics Corp. (a)	62,130	2,774,104
Cypress Semiconductor Corp.	102,550	1,118,820
Entegris, Inc. (a)	155,990	2,144,083
Fairchild Semiconductor International, Inc. (a)	64,815	1,011,114
Lattice Semiconductor Corp. (a)	100,915	832,549
MKS Instruments, Inc.	33,245	1,038,574
Monolithic Power Systems, Inc.	18,060	764,841
Teradyne, Inc. (b)	78,300	1,534,680
Tessera Technologies, Inc.	25,060	553,325
Veeco Instruments, Inc. (a)	37,985	1,415,321

		16,192,982

Software — 1.5%
CSG Systems International, Inc.	23,080	602,619
EPIQ Systems, Inc.	44,131	620,041
Progress Software Corp. (a)	70,350	1,691,214
Seachange International, Inc. (a)	104,320	835,603
SYNNEX Corp. (a)	39,400	2,870,290
Verint Systems, Inc. (a)	19,445	953,777

		7,573,544

		26,133,795

Utilities — 5.3%
Electric — 3.8%
Black Hills Corp.	22,700	1,393,553
Cleco Corp.	105,330	6,209,203
El Paso Electric Co.	44,000	1,769,240
Great Plains Energy, Inc.	142,525	3,829,647
IDACORP, Inc.	58,790	3,399,826
NorthWestern Corp.	29,500	1,539,605
Pike Corp. (a)	66,000	591,360

		18,732,434

Gas — 1.5%
Atmos Energy Corp.	51,960	2,774,664
PNM Resources, Inc.	40,500	1,187,865

	Number of Shares	Value
South Jersey Industries, Inc.	12,187	$736,217
Southwest Gas Corp.	33,400	1,763,186
WGL Holdings, Inc.	16,416	707,529

		7,169,461

		25,901,895

TOTAL COMMON STOCK (Cost $336,439,175)		480,520,625

TOTAL EQUITIES (Cost $336,439,175)		480,520,625

MUTUAL FUNDS — 5.4%
Diversified Financial — 5.4%
iShares Russell 2000 Value Index Fund (b)	12,000	1,239,120
State Street Navigator Securities Lending Prime Portfolio (c)	24,949,897	24,949,897
T. Rowe Price Reserve Investment Fund	179,952	179,952

		26,368,969

TOTAL MUTUAL FUNDS (Cost $25,892,370)		26,368,969

TOTAL LONG-TERM INVESTMENTS (Cost $362,331,545)		506,889,594

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (d)	$16,381,275	16,381,275

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	10,586	10,586

TOTAL SHORT-TERM INVESTMENTS (Cost $16,391,861)		16,391,861

TOTAL INVESTMENTS — 106.4% (Cost $378,723,406) (e)		523,281,455

Other Assets/(Liabilities) — (6.4)%		(31,433,516)

NET ASSETS — 100.0%		$491,847,939

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $24,303,786 or 4.94% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $16,381,280. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 9/25/39 –10/15/40, and an aggregate market value, including accrued interest, of $16,709,648.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Basic Materials — 5.5%
Chemicals — 3.1%
Albemarle Corp.	9,557	$683,325
Ashland, Inc.	8,711	947,234
Cabot Corp.	7,205	417,818
Cytec Industries, Inc.	4,300	453,306
Minerals Technologies, Inc.	4,161	272,878
NewMarket Corp.	1,337	524,251
Olin Corp.	9,550	257,086
PolyOne Corp.	11,340	477,868
Rayonier Advanced Materials, Inc. (a)	5,067	196,346
RPM International, Inc.	16,010	739,342
Sensient Technologies Corp.	5,948	331,423
The Valspar Corp.	9,373	714,129

		6,015,006

Forest Products & Paper — 1.0%
Domtar Corp.	7,834	335,687
Potlatch Corp.	4,946	204,764
Rayonier, Inc.	15,201	540,396
Rock-Tenn Co. Class A	8,627	910,925

		1,991,772

Iron & Steel — 0.9%
Carpenter Technology Corp.	6,389	404,104
Reliance Steel & Aluminum Co.	9,348	689,041
Steel Dynamics, Inc.	26,856	482,065
Cliffs Natural Resources, Inc. (b)	18,219	274,196

		1,849,406

Mining — 0.5%
Compass Minerals International, Inc.	4,033	386,120
Royal Gold, Inc.	7,811	594,573

		980,693

		10,836,877

Communications — 4.6%
Advertising — 0.2%
Lamar Advertising Co. Class A	7,890	418,170

Internet — 1.4%
AOL, Inc. (a)	9,607	382,262
Conversant, Inc. (a)	7,520	191,008
Equinix, Inc. (a) (b)	5,988	1,258,019
Rackspace Hosting, Inc. (a)	14,005	471,408
TIBCO Software, Inc. (a)	18,369	370,503

		2,673,200

Media — 1.1%
AMC Networks, Inc. (a)	7,103	436,763
FactSet Research Systems, Inc. (b)	4,753	571,691

	Number of Shares	Value
John Wiley & Sons, Inc. Class A	5,630	$341,122
Meredith Corp.	4,388	212,204
The New York Times Co. Class A	15,009	228,287
Time, Inc. (a)	13,496	326,873

		2,116,940

Telecommunications — 1.9%
ADTRAN, Inc.	6,872	155,032
ARRIS Group, Inc. (a)	14,335	466,318
Ciena Corp. (a)	12,741	275,970
InterDigital, Inc. (b)	4,913	234,841
JDS Uniphase Corp. (a)	28,172	351,305
Knowles Corp. (a)	10,260	315,392
NeuStar, Inc. Class A (a) (b)	7,266	189,061
Plantronics, Inc.	5,158	247,842
Polycom, Inc. (a)	16,651	208,637
RF Micro Devices, Inc. (a)	34,375	329,656
Telephone & Data Systems, Inc.	11,960	312,276
tw telecom, Inc. (a)	16,615	669,751

		3,756,081

		8,964,391

Consumer, Cyclical — 12.2%
Airlines — 0.6%
Alaska Air Group, Inc.	8,254	784,543
JetBlue Airways Corp. (a) (b)	27,707	300,621

		1,085,164

Apparel — 0.5%
Ascena Retail Group, Inc. (a)	15,509	265,204
Carter’s, Inc.	6,448	444,460
Deckers Outdoor Corp. (a)	4,169	359,910

		1,069,574

Auto Manufacturers — 0.3%
Oshkosh Corp.	10,215	567,239

Distribution & Wholesale — 1.2%
Ingram Micro, Inc. Class A (a)	18,658	545,000
LKQ Corp. (a)	36,291	968,607
Owens & Minor, Inc. (b)	7,612	258,656
Tech Data Corp. (a)	4,632	289,593
Watsco, Inc.	3,277	336,744

		2,398,600

Entertainment — 0.8%
Bally Technologies, Inc. (a)	4,750	312,170
Cinemark Holdings, Inc.	12,513	442,459
DreamWorks Animation SKG, Inc. Class A (a)	8,672	201,711
International Game Technology	29,687	472,320
International Speedway Corp. Class A	3,356	111,688

		1,540,348

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders — 1.0%
KB Home (b)	10,948	$204,509
M.D.C. Holdings, Inc.	4,784	144,907
NVR, Inc. (a)	491	564,944
Thor Industries, Inc.	5,409	307,610
Toll Brothers, Inc. (a)	19,181	707,779

		1,929,749

Home Furnishing — 0.2%
Tempur Sealy International, Inc. (a)	7,300	435,810

Leisure Time — 0.9%
Brunswick Corp.	11,147	469,623
Life Time Fitness, Inc. (a)	4,535	221,036
Polaris Industries, Inc.	7,923	1,031,892

		1,722,551

Office Furnishings — 0.2%
Herman Miller, Inc.	7,127	215,521
HNI Corp.	5,466	213,775

		429,296

Retail — 6.5%
Abercrombie & Fitch Co. Class A	8,742	378,091
Advance Auto Parts, Inc.	8,771	1,183,383
American Eagle Outfitters, Inc. (b)	20,698	232,232
ANN, Inc. (a)	5,622	231,289
Big Lots, Inc. (a)	6,667	304,682
Brinker International, Inc.	7,794	379,178
Cabela’s, Inc. (a) (b)	5,629	351,250
The Cheesecake Factory, Inc.	5,582	259,116
Chico’s FAS, Inc.	18,392	311,928
Copart, Inc. (a)	13,476	484,597
CST Brands, Inc.	9,148	315,606
Dick’s Sporting Goods, Inc.	11,898	553,971
Domino’s Pizza, Inc.	6,668	487,364
Foot Locker, Inc.	17,527	888,969
Guess?, Inc.	7,237	195,399
Hanesbrands, Inc.	11,974	1,178,721
HSN, Inc.	4,036	239,093
J.C. Penney Co., Inc. (a) (b)	36,722	332,334
Kate Spade & Co. (a)	15,211	580,147
MSC Industrial Direct Co., Inc. Class A	5,689	544,096
Office Depot, Inc. (a)	58,515	332,950
Panera Bread Co. Class A (a)	3,150	471,964
Signet Jewelers Ltd.	9,642	1,066,309
The Wendy’s Co.	31,686	270,282
Williams-Sonoma, Inc.	10,520	755,126
World Fuel Services Corp.	8,655	426,086

		12,754,163

		23,932,494

Consumer, Non-cyclical — 17.4%
Agriculture — 0.1%
Universal Corp. (b)	2,792	154,537

	Number of Shares	Value
Biotechnology — 0.3%
Bio-Rad Laboratories, Inc. Class A (a)	2,434	$291,374
Charles River Laboratories International, Inc. (a)	5,809	310,898

		602,272

Commercial Services — 5.2%
Aaron’s, Inc.	8,754	311,993
Apollo Education Group, Inc. (a)	11,921	372,531
Civeo Corp. (a)	12,845	321,510
Convergys Corp.	12,176	261,053
CoreLogic, Inc. (a)	11,024	334,689
The Corporate Executive Board Co.	4,055	276,632
Corrections Corporation of America	13,977	459,145
Deluxe Corp.	5,966	349,488
DeVry, Inc.	6,899	292,104
Donnelley (R.R.) & Sons Co.	23,974	406,599
FTI Consulting, Inc. (a)	4,905	185,507
Gartner, Inc. (a)	10,809	762,251
Global Payments, Inc.	8,631	628,768
HMS Holdings Corp. (a)	10,656	217,489
Live Nation Entertainment, Inc. (a)	17,108	422,397
Manpower, Inc.	9,573	812,269
Rent-A-Center, Inc.	6,271	179,852
Rollins, Inc.	7,700	231,000
Service Corp. International	25,620	530,846
Sotheby’s	8,325	349,567
Towers Watson & Co. Class A	7,692	801,737
United Rentals, Inc. (a)	11,697	1,225,027
WEX, Inc. (a)	4,655	488,635

		10,221,089

Foods — 2.3%
Dean Foods Co.	11,268	198,204
Flowers Foods, Inc.	21,115	445,104
Hillshire Brands Co.	14,749	918,863
Ingredion, Inc.	8,965	672,734
Lancaster Colony Corp.	2,350	223,626
Post Holdings, Inc. (a)	5,280	268,805
SUPERVALU, Inc. (a)	23,486	193,055
The Hain Celestial Group, Inc. (a)	6,025	534,658
Tootsie Roll Industries, Inc. (b)	2,455	72,275
United Natural Foods, Inc. (a)	5,962	388,126
WhiteWave Foods Co. Class A (a)	20,907	676,760

		4,592,210

Health Care – Products — 3.0%
The Cooper Cos., Inc.	5,760	780,653
Henry Schein, Inc. (a)	10,258	1,217,317
Hill-Rom Holdings, Inc.	6,877	285,464
Hologic, Inc. (a)	33,210	841,873
IDEXX Laboratories, Inc. (a)	6,168	823,860
ResMed, Inc. (b)	16,868	854,027

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Steris Corp.	7,099	$379,654
Techne Corp.	4,001	370,373
Thoratec Corp. (a)	6,852	238,861

		5,792,082

Health Care – Services — 2.1%
Community Health Systems, Inc. (a)	13,851	628,420
Covance, Inc. (a)	6,898	590,331
Health Net, Inc. (a)	9,638	400,362
LifePoint Hospitals, Inc. (a)	5,354	332,483
MEDNAX, Inc. (a)	11,958	695,358
Universal Health Services, Inc. Class B	10,805	1,034,687
WellCare Health Plans, Inc. (a)	5,272	393,608

		4,075,249

Household Products — 1.4%
Church & Dwight Co., Inc.	16,343	1,143,193
Jarden Corp. (a)	14,418	855,708
The Scotts Miracle-Gro Co. Class A	5,227	297,207
Tupperware Brands Corp.	6,058	507,055

		2,803,163

Pharmaceuticals — 3.0%
Align Technology, Inc. (a)	8,631	483,681
Cubist Pharmaceuticals, Inc. (a)	9,048	631,731
Endo International PLC (a)	16,843	1,179,347
Mallinckrodt PLC (a) (b)	7,032	562,701
Omnicare, Inc.	11,901	792,250
Salix Pharmaceuticals Ltd. (a)	7,624	940,420
Sirona Dental Systems, Inc. (a)	6,649	548,277
United Therapeutics Corp. (a)	5,305	469,439
VCA Antech, Inc. (a)	10,605	372,129

		5,979,975

		34,220,577

Energy — 5.7%
Oil & Gas — 2.4%
Atwood Oceanics, Inc. (a)	6,950	364,736
Bill Barrett Corp. (a)	5,970	159,877
Gulfport Energy Corp. (a)	10,271	645,019
Murphy USA, Inc. (a)	5,351	261,610
Patterson-UTI Energy, Inc.	17,381	607,292
Questar Corp.	21,023	521,371
Rosetta Resources, Inc. (a)	7,381	404,848
SM Energy Co.	8,062	678,014
Unit Corp. (a)	5,310	365,487
WPX Energy, Inc. (a)	24,299	580,989

		4,589,243

Oil & Gas Services — 2.9%
CARBO Ceramics, Inc. (b)	2,394	368,963
Dresser-Rand Group, Inc. (a)	9,197	586,125
Dril-Quip, Inc. (a)	4,892	534,402
Helix Energy Solutions Group, Inc. (a)	11,796	310,353

	Number of Shares	Value
HollyFrontier Corp.	23,890	$1,043,754
NOW, Inc. (a)	12,894	466,892
Oceaneering International, Inc.	12,987	1,014,674
Oil States International, Inc. (a)	6,395	409,856
Superior Energy Services, Inc.	18,745	677,444
Tidewater, Inc.	5,966	334,991

		5,747,454

Pipelines — 0.4%
National Fuel Gas Co.	10,101	790,908

		11,127,605

Financial — 20.6%
Banks — 4.6%
Associated Banc-Corp.	19,027	344,008
BancorpSouth, Inc.	10,125	248,771
Bank of Hawaii Corp.	5,382	315,870
Cathay General Bancorp	8,935	228,379
City National Corp.	5,743	435,090
Commerce Bancshares, Inc.	9,758	453,747
Cullen/Frost Bankers, Inc.	6,365	505,508
East West Bancorp, Inc.	17,237	603,123
First Horizon National Corp.	28,440	337,298
FirstMerit Corp.	19,862	392,274
Fulton Financial Corp.	22,874	283,409
Hancock Holding Co.	9,894	349,456
International Bancshares Corp.	6,823	184,221
PacWest Bancorp	11,515	497,103
Prosperity Bancshares, Inc.	7,202	450,845
Signature Bank (a)	6,011	758,468
SVB Financial Group (a)	5,989	698,437
Synovus Financial Corp.	16,682	406,707
TCF Financial Corp.	20,003	327,449
Trustmark Corp.	8,203	202,532
Umpqua Holdings Corp.	20,582	368,829
Valley National Bancorp (b)	23,827	236,126
Webster Financial Corp.	10,872	342,903
Westamerica Bancorp. (b)	3,170	165,728

		9,136,281

Diversified Financial — 1.7%
CBOE Holdings, Inc.	10,337	508,684
Eaton Vance Corp.	14,496	547,804
Federated Investors, Inc. Class B (b)	11,364	351,375
Janus Capital Group, Inc. (b)	17,828	222,493
Raymond James Financial, Inc.	14,936	757,703
SLM Corp.	50,619	420,644
Waddell & Reed Financial, Inc. Class A	10,252	641,673

		3,450,376

Insurance — 4.7%
Alleghany Corp. (a)	1,973	864,411
American Financial Group, Inc.	8,655	515,492
Arthur J. Gallagher & Co.	18,888	880,181

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Aspen Insurance Holdings Ltd.	7,867	$357,319
Brown & Brown, Inc.	14,287	438,754
Everest Re Group Ltd.	5,548	890,398
First American Financial Corp.	12,844	356,935
The Hanover Insurance Group, Inc.	5,297	334,506
HCC Insurance Holdings, Inc.	12,028	588,650
Kemper Corp.	6,143	226,431
Mercury General Corp.	4,413	207,588
Old Republic International Corp.	29,160	482,306
Primerica, Inc.	6,516	311,791
Protective Life Corp.	9,480	657,248
Reinsurance Group of America, Inc. Class A	8,281	653,371
RenaissanceRe Holdings Ltd.	4,865	520,555
StanCorp Financial Group, Inc.	5,266	337,024
W.R. Berkley Corp.	12,440	576,096

		9,199,056

Real Estate — 0.5%
Alexander & Baldwin, Inc.	5,210	215,954
Jones Lang LaSalle, Inc.	5,351	676,313

		892,267

Real Estate Investment Trusts (REITS) — 8.3%
Alexandria Real Estate Equities, Inc.	8,617	669,024
American Campus Communities, Inc.	12,614	482,359
BioMed Realty Trust, Inc.	23,139	505,124
Camden Property Trust	10,287	731,920
Corporate Office Properties Trust	10,604	294,897
Duke Realty Corp.	39,617	719,445
Equity One, Inc.	7,551	178,128
Extra Space Storage, Inc.	13,243	705,190
Federal Realty Investment Trust	8,090	978,243
Highwoods Properties, Inc.	10,823	454,025
Home Properties, Inc.	6,863	438,958
Hospitality Properties Trust	18,009	547,474
Kilroy Realty Corp.	9,887	615,762
LaSalle Hotel Properties	12,641	446,101
Liberty Property Trust	17,760	673,637
Mack-Cali Realty Corp.	10,673	229,256
Mid-America Apartment Communities, Inc.	9,023	659,130
National Retail Properties, Inc. (b)	14,799	550,375
OMEGA Healthcare Investors, Inc.	15,150	558,429
Realty Income Corp. (b)	26,624	1,182,638
Regency Centers Corp.	11,093	617,658
Senior Housing Properties Trust	24,478	594,571
SL Green Realty Corp.	11,488	1,256,902
Taubman Centers, Inc.	7,592	575,550
UDR, Inc.	30,242	865,828
Washington Prime Group, Inc. (a)	18,561	347,833
Weingarten Realty Investors	13,493	443,110

		16,321,567

	Number of Shares	Value
Savings & Loans — 0.8%
Astoria Financial Corp.	10,326	$138,885
First Niagara Financial Group, Inc.	42,554	371,922
New York Community Bancorp, Inc. (b)	53,240	850,775
Washington Federal, Inc.	12,106	271,537

		1,633,119

		40,632,666

Industrial — 18.7%
Aerospace & Defense — 1.5%
Alliant Techsystems, Inc.	3,829	512,779
BE Aerospace, Inc. (a)	11,896	1,100,261
Esterline Technologies Corp. (a)	3,839	441,946
Exelis, Inc.	22,763	386,516
Triumph Group, Inc.	6,278	438,330

		2,879,832

Building Materials — 1.4%
Eagle Materials, Inc.	6,012	566,811
Fortune Brands Home & Security, Inc.	19,947	796,484
Lennox International, Inc.	5,429	486,275
Louisiana-Pacific Corp. (a)	17,078	256,512
Martin Marietta Materials, Inc. (b)	5,554	733,406

		2,839,488

Electrical Components & Equipment — 1.1%
Belden, Inc.	5,296	413,935
Energizer Holdings, Inc.	7,399	902,900
Hubbell, Inc. Class B	6,471	796,904

		2,113,739

Electronics — 2.9%
Arrow Electronics, Inc. (a)	11,977	723,531
Avnet, Inc.	16,637	737,185
FEI Co.	5,076	460,546
Gentex Corp.	17,531	509,977
Itron, Inc. (a)	4,651	188,598
Mettler-Toledo International, Inc. (a)	3,513	889,421
National Instruments Corp.	11,818	382,785
Trimble Navigation Ltd. (a)	31,362	1,158,826
Vishay Intertechnology, Inc.	16,172	250,504
Woodward, Inc.	7,076	355,074

		5,656,447

Engineering & Construction — 0.7%
AECOM Technology Corp. (a)	11,923	383,921
Granite Construction, Inc.	4,361	156,909
KBR, Inc.	17,730	422,860
URS Corp.	8,291	380,142

		1,343,832

Environmental Controls — 0.7%
Clean Harbors, Inc. (a)	6,646	427,005
MSA Safety, Inc.	3,841	220,781

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Waste Connections, Inc.	14,891	$722,958

		1,370,744

Hand & Machine Tools — 0.8%
Kennametal, Inc.	9,445	437,115
Lincoln Electric Holdings, Inc.	9,667	675,530
Regal-Beloit Corp.	5,417	425,559

		1,538,204

Machinery – Construction & Mining — 0.3%
Terex Corp.	13,261	545,027

Machinery – Diversified — 2.0%
AGCO Corp.	10,501	590,366
Graco, Inc.	7,289	569,125
IDEX Corp.	9,698	783,017
Nordson Corp.	7,219	578,892
Wabtec Corp.	11,599	957,961
Zebra Technologies Corp. Class A (a)	6,068	499,518

		3,978,879

Manufacturing — 3.3%
A.O. Smith Corp.	9,176	454,946
Acuity Brands, Inc.	5,194	718,070
AptarGroup, Inc.	7,874	527,637
Carlisle Cos., Inc.	7,706	667,494
CLARCOR, Inc.	6,063	374,997
Crane Co.	5,945	442,070
Donaldson Co., Inc.	15,787	668,106
Harsco Corp.	9,748	259,589
ITT Corp.	11,030	530,543
SPX Corp.	5,248	567,886
Teleflex, Inc.	4,974	525,254
Trinity Industries, Inc.	18,462	807,159

		6,543,751

Metal Fabricate & Hardware — 0.8%
Commercial Metals Co.	14,154	245,006
The Timken Co.	9,207	624,603
Valmont Industries, Inc. (b)	3,231	490,950
Worthington Industries, Inc.	6,281	270,334

		1,630,893

Packaging & Containers — 0.9%
Greif, Inc. Class A	3,711	202,472
Packaging Corporation of America	11,821	845,083
Silgan Holdings, Inc.	5,269	267,771
Sonoco Products Co.	12,266	538,845

		1,854,171

Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.	5,906	558,649

Transportation — 1.8%
Con-way, Inc.	6,860	345,813
Genesee & Wyoming, Inc. Class A (a)	6,128	643,440
J.B. Hunt Transport Services, Inc.	10,994	811,137
Kirby Corp. (a)	6,851	802,526

	Number of Shares	Value
Landstar System, Inc.	5,382	$344,448
Old Dominion Freight Line, Inc. (a)	8,390	534,275
Werner Enterprises, Inc.	5,576	147,820

		3,629,459

Trucking & Leasing — 0.2%
GATX Corp.	5,534	370,446

		36,853,561

Technology — 9.9%
Computers — 3.1%
3D Systems Corp. (a) (b)	12,288	734,822
Cadence Design Systems, Inc. (a)	34,768	608,092
Diebold, Inc.	7,787	312,804
DST Systems, Inc.	4,197	386,837
Fortinet, Inc. (a)	16,450	413,389
Jack Henry & Associates, Inc.	10,203	606,364
Lexmark International, Inc. Class A	7,478	360,140
Mentor Graphics Corp.	11,605	250,320
MICROS Systems, Inc. (a)	8,992	610,557
NCR Corp. (a)	20,169	707,730
Riverbed Technology, Inc. (a)	19,271	397,561
Synopsys, Inc. (a)	18,575	721,082

		6,109,698

Semiconductors — 2.8%
Advanced Micro Devices, Inc. (a) (b)	77,814	326,041
Atmel Corp. (a)	50,874	476,689
Cree, Inc. (a)	14,653	731,917
Cypress Semiconductor Corp.	17,436	190,227
Fairchild Semiconductor International, Inc. (a)	15,061	234,952
Integrated Device Technology, Inc. (a)	16,521	255,415
International Rectifier Corp. (a)	8,565	238,963
Intersil Corp. Class A	15,475	231,351
Rovi Corp. (a)	11,281	270,293
Semtech Corp. (a)	8,104	211,920
Silicon Laboratories, Inc. (a)	4,790	235,907
Skyworks Solutions, Inc.	22,789	1,070,171
SunEdison, Inc. (a)	29,583	668,576
Teradyne, Inc. (b)	23,298	456,641

		5,599,063

Software — 4.0%
ACI Worldwide, Inc. (a)	4,544	253,692
Acxiom Corp. (a)	9,244	200,502
Advent Software, Inc.	4,919	160,212
Allscripts Healthcare Solutions, Inc. (a)	19,341	310,423
ANSYS, Inc. (a)	11,136	844,331
Broadridge Financial Solutions, Inc.	14,501	603,822
CommVault Systems, Inc. (a)	5,356	263,355
Compuware Corp.	26,322	262,957
Concur Technologies, Inc. (a) (b)	5,741	535,865
Fair Isaac Corp.	4,158	265,114
Informatica Corp. (a)	13,180	469,867

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leidos Holdings, Inc.	7,692	$294,911
MSCI, Inc. (a)	14,027	643,138
PTC, Inc. (a)	14,241	552,551
Science Applications International Corp.	4,934	217,885
SEI Investments Co.	17,097	560,269
Solarwinds, Inc. (a)	7,889	304,989
Solera Holdings, Inc.	8,262	554,793
VeriFone Systems, Inc. (a)	13,431	493,589

		7,792,265

		19,501,026

Utilities — 4.5%
Electric — 2.5%
Alliant Energy Corp.	13,351	812,542
Black Hills Corp.	5,372	329,787
Cleco Corp.	7,255	427,682
Great Plains Energy, Inc.	18,456	495,913
Hawaiian Electric Industries, Inc. (b)	12,301	311,461
IDACORP, Inc.	6,051	349,929
MDU Resources Group, Inc.	23,044	808,844
OGE Energy Corp.	23,923	934,911
Westar Energy, Inc. (b)	15,450	590,036

		5,061,105

Gas — 1.7%
Atmos Energy Corp.	12,042	643,043
Energen Corp.	8,753	777,967
ONE Gas, Inc.	6,260	236,315
PNM Resources, Inc.	9,566	280,571
UGI Corp.	13,839	698,869
Vectren Corp.	9,904	420,920
WGL Holdings, Inc.	6,305	271,745

		3,329,430

Water — 0.3%
Aqua America, Inc.	21,247	557,097

		8,947,632

TOTAL COMMON STOCK (Cost $163,713,295)		195,016,829

TOTAL EQUITIES (Cost $163,713,295)		195,016,829

MUTUAL FUNDS — 6.0%
Diversified Financial — 6.0%
State Street Navigator Securities Lending Prime Portfolio (c)	11,781,723	11,781,723

TOTAL MUTUAL FUNDS (Cost $11,781,723)		11,781,723

TOTAL LONG-TERM INVESTMENTS (Cost $175,495,018)		206,798,552

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (d)	$4,197,468	$4,197,468

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	3	3

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (e) 0.000% 10/02/14	25,000	24,997
U.S. Treasury Bill (e) 0.000% 10/02/14	395,000	394,962

		419,959

TOTAL SHORT-TERM INVESTMENTS (Cost $4,617,430)		4,617,430

TOTAL INVESTMENTS — 107.4% (Cost $180,112,448) (f)		211,415,982

Other Assets/(Liabilities) — (7.4)%		(14,607,219)

NET ASSETS — 100.0%		$196,808,763

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $11,492,189 or 5.84% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,197,469. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity dates of 5/15/40, and an aggregate market value, including accrued interest, of $4,282,274.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Basic Materials — 3.6%
Chemicals — 2.0%
A. Schulman, Inc.	2,227	$86,185
Aceto Corp.	2,198	39,872
American Vanguard Corp.	2,207	29,177
Axiall Corp.	5,351	252,942
Balchem Corp.	2,331	124,848
Chemtura Corp. (a)	7,352	192,108
Ferro Corp. (a)	5,465	68,640
H.B. Fuller Co.	3,833	184,367
Hawkins, Inc.	812	30,158
Innophos Holdings, Inc.	1,679	96,660
Innospec, Inc.	1,866	80,555
Intrepid Potash, Inc. (a) (b)	4,268	71,532
KMG Chemicals, Inc.	743	13,359
Kraton Performance Polymers, Inc. (a)	2,502	56,020
Kronos Worldwide, Inc.	1,604	25,135
Landec Corp. (a)	2,050	25,605
Minerals Technologies, Inc.	2,639	173,066
Oil-Dri Corp. of America	377	11,525
Olin Corp.	6,046	162,758
OM Group, Inc.	2,454	79,583
OMNOVA Solutions, Inc. (a)	3,615	32,860
PolyOne Corp.	7,203	303,534
Quaker Chemical Corp.	1,008	77,404
Sensient Technologies Corp.	3,786	210,956
Stepan Co.	1,472	77,810
Taminco Corp. (a)	2,182	50,753
Tronox Ltd. Class A	4,704	126,538
Zep, Inc.	1,741	30,746

		2,714,696

Forest Products & Paper — 0.7%
Clearwater Paper Corp. (a)	1,562	96,407
Deltic Timber Corp.	850	51,357
KapStone Paper and Packaging Corp. (a)	6,471	214,384
Neenah Paper, Inc.	1,266	67,288
Orchids Paper Products Co.	617	19,769
P.H. Glatfelter Co.	3,295	87,416
Potlatch Corp.	3,104	128,506
Resolute Forest Products (a)	4,993	83,782
Schweitzer-Mauduit International, Inc.	2,331	101,771
Wausau Paper Corp.	3,230	34,949
Xerium Technologies, Inc. (a)	848	11,838

		897,467

Iron & Steel — 0.1%
AK Steel Holding Corp. (a) (b)	10,447	83,158
Olympic Steel, Inc.	714	17,672

	Number of Shares	Value
Schnitzer Steel Industries, Inc. Class A	2,017	$52,583
Shiloh Industries, Inc. (a)	635	11,722
Universal Stainless & Alloy (a)	544	17,669

		182,804

Mining — 0.8%
Allied Nevada Gold Corp. (a) (b)	7,949	29,888
Century Aluminum Co. (a)	3,932	61,654
Coeur d’Alene Mines Corp. (a)	7,940	72,889
Globe Specialty Metals, Inc.	4,886	101,531
Gold Resource Corp. (b)	2,967	15,013
Hecla Mining Co. (b)	26,254	90,576
Horsehead Holding Corp. (a)	3,881	70,867
Kaiser Aluminum Corp.	1,379	100,488
Materion Corp.	1,572	58,148
Molycorp, Inc. (a) (b)	13,935	35,813
Noranda Aluminum Holding Corp.	3,397	11,991
Ring Energy, Inc. (a)	1,424	24,849
RTI International Metals, Inc. (a)	2,350	62,487
Stillwater Mining Co. (a)	9,168	160,898
United States Lime & Minerals, Inc.	151	9,785
US Silica Holdings, Inc.	4,113	228,025

		1,134,902

		4,929,869

Communications — 7.0%
Advertising — 0.1%
Harte-Hanks, Inc.	3,769	27,099
Marchex, Inc. Class B	2,514	30,218
Marin Software, Inc. (a)	2,017	23,740
MDC Partners, Inc. Class A	3,249	69,821
Millennial Media, Inc. (a) (b)	5,771	28,798
Sizmek, Inc. (a)	1,687	16,077
Valuevision Media, Inc. Class A (a)	3,303	16,482

		212,235

Internet — 2.6%
1-800-Flowers.com, Inc. Class A (a)	1,833	10,631
Angie’s List, Inc. (a) (b)	3,337	39,844
Bankrate, Inc. (a)	5,131	89,998
Barracuda Networks, Inc. (a) (b)	607	18,829
Bazaarvoice, Inc. (a) (b)	3,826	30,187
Blucora, Inc. (a)	3,236	61,063
Blue Nile, Inc. (a)	921	25,788
Boingo Wireless, Inc. (a)	1,788	12,212
Borderfree, Inc. (a)	458	7,589
Brightcove, Inc. (a)	2,459	25,918
ChannelAdvisor Corp. (a)	1,584	41,754
Chegg, Inc. (a) (b)	5,635	39,670
Cinedigm Corp. (a)	5,853	14,574
Cogent Communications Group, Inc.	3,566	123,205
Comscore, Inc. (a)	2,653	94,128
Constant Contact, Inc. (a)	2,403	77,160

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Conversant, Inc. (a)	5,112	$129,845
Coupons.com, Inc. (a) (b)	923	24,284
Covisint Corp. (a) (b)	509	2,474
CyrusOne, Inc.	1,466	36,503
Dealertrack Technologies, Inc. (a)	4,101	185,939
Dice Holdings, Inc. (a)	2,903	22,092
Digital River, Inc. (a)	2,530	39,038
Endurance International Group Holdings, Inc. (a) (b)	2,309	35,305
ePlus, Inc. (a)	399	23,222
FTD Cos., Inc. (a)	1,467	46,636
Global Eagle Entertainment, Inc. (a)	2,920	36,208
Global Sources Ltd. (a) (b)	1,313	10,872
GrubHub, Inc. (a) (b)	684	24,220
HealthStream, Inc. (a)	1,620	39,366
ICG Group, Inc. (a)	3,151	65,793
Internap Network Services Corp. (a)	4,144	29,215
IntraLinks Holdings, Inc. (a)	2,987	26,554
Limelight Networks, Inc. (a)	4,449	13,614
Lionbridge Technologies, Inc. (a)	4,946	29,379
Liquidity Services, Inc. (a) (b)	2,033	32,040
magicJack VocalTec Ltd. (a) (b)	1,365	20,639
Marketo, Inc. (a)	1,962	57,055
Mavenir Systems, Inc. (a)	739	11,196
ModusLink Global Solutions, Inc. (a) (b)	2,807	10,498
Move, Inc. (a)	3,042	44,991
New Media Investment Group, Inc. (a)	2,295	32,382
NIC, Inc.	4,963	78,664
Nutrisystem, Inc.	2,211	37,830
OpenTable, Inc. (a)	1,800	186,480
OPOWER, Inc. (a)	595	11,216
Orbitz Worldwide, Inc. (a)	3,945	35,111
Overstock.com, Inc. (a)	898	14,162
Perficient, Inc. (a)	2,660	51,790
Q2 Holdings, Inc. (a) (b)	758	10,809
QuinStreet, Inc. (a)	2,665	14,684
ReachLocal, Inc. (a) (b)	1,011	7,107
RealNetworks, Inc. (a)	1,778	13,566
Reis, Inc.	644	13,576
RetailMeNot, Inc. (a)	2,357	62,720
RingCentral, Inc. Class A (a) (b)	2,144	32,439
The Rubicon Project, Inc. (a)	605	7,768
Safeguard Scientifics, Inc. (a)	1,565	32,536
Sapient Corp. (a)	8,773	142,561
Shutterfly, Inc. (a)	2,958	127,372
Shutterstock, Inc. (a)	1,164	96,589
SPS Commerce, Inc. (a)	1,241	78,419
Stamps.com, Inc. (a)	1,095	36,891
TechTarget, Inc. (a)	1,271	11,210
TeleCommunication Systems, Inc. Class A (a)	3,694	12,153
Textura Corp. (a) (b)	1,427	33,734
Travelzoo, Inc. (a)	566	10,952

	Number of Shares	Value
Tremor Video, Inc. (a) (b)	2,714	$12,810
TrueCar, Inc. (a)	596	8,809
Trulia, Inc. (a) (b)	2,826	133,896
Unwired Planet, Inc. (a)	7,326	16,337
VASCO Data Security International, Inc. (a)	2,290	26,564
VirnetX Holding Corp. (a) (b)	3,250	57,233
Vitacost.com, Inc. (a)	1,659	10,385
Web.com Group, Inc. (a)	3,964	114,441
WebMD Health Corp. (a) (b)	2,965	143,210
Wix.com Ltd. (a) (b)	1,061	21,050
XO Group, Inc. (a)	2,032	24,831
YuMe, Inc. (a) (b)	1,389	8,195
Zendesk, Inc. (a) (b)	870	15,121
Zix Corp. (a)	4,461	15,257

		3,510,388

Media — 1.2%
Acacia Research (b)	3,858	68,480
AH Belo Corp. Class A	1,429	16,934
Central European Media Enterprises Ltd. Class A (a)	5,404	15,239
Crown Media Holdings, Inc. Class A (a)	2,716	9,859
Cumulus Media, Inc. Class A (a)	10,375	68,371
Daily Journal Corp. (a)	83	17,155
Demand Media, Inc. (a)	3,343	16,113
Dex Media, Inc. (a) (b)	1,136	12,655
The E.W. Scripps Co. Class A (a)	2,389	50,551
Entercom Communications Corp. Class A (a)	1,889	20,269
Entravision Communications Corp. Class A	4,417	27,474
Gray Television, Inc. (a)	3,809	50,012
Hemisphere Media Group, Inc. (a)	617	7,750
Houghton Mifflin Harcourt Co. (a)	8,343	159,852
Journal Communications, Inc. Class A (a)	3,407	30,220
Lee Enterprises, Inc. (a)	4,096	18,227
Martha Stewart Living Omnimedia, Inc. (a)	2,315	10,881
The McClatchy Co. Class A (a) (b)	4,744	26,329
Media General, Inc. Class A (a) (b)	4,162	85,446
Meredith Corp.	2,748	132,893
The New York Times Co. Class A	10,587	161,028
Nexstar Broadcasting Group, Inc. Class A (b)	2,343	120,922
Radio One, Inc. Class D (a)	1,770	8,726
Saga Communications, Inc. Class A	277	11,833
Salem Communications Corp. Class A	828	7,833
Scholastic Corp.	2,028	69,135
Sinclair Broadcast Group, Inc. Class A (b)	5,255	182,611

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Time, Inc. (a)	8,436	$204,320
World Wrestling Entertainment, Inc. Class A (b)	2,248	26,819

		1,637,937

Telecommunications — 3.1%
8x8, Inc. (a)	6,758	54,605
ADTRAN, Inc.	4,317	97,391
Aerohive Networks, Inc. (a) (b)	733	6,025
Alliance Fiber Optic Products, Inc. (b)	963	17,430
Anixter International, Inc.	2,079	208,046
Arista Networks, Inc. (a) (b)	3	187
Aruba Networks, Inc. (a)	8,171	143,156
Atlantic Tele-Network, Inc.	719	41,702
Black Box Corp.	1,191	27,917
CalAmp Corp. (a)	2,734	59,218
Calix, Inc. (a)	3,174	25,963
Cbeyond, Inc. (a)	2,158	21,472
Ciena Corp. (a)	8,036	174,060
Cincinnati Bell, Inc. (a)	15,930	62,605
Clearfield, Inc. (a)	872	14,641
Comtech Telecommunications Corp.	1,170	43,676
Comverse, Inc. (a)	1,715	45,756
Consolidated Communications Holdings, Inc.	3,082	68,544
Contra Leap Wireless (c)	3,887	-
Cyan, Inc. (a) (b)	2,103	8,475
DigitalGlobe, Inc. (a)	5,777	160,601
EarthLink Holdings Corp.	7,789	28,975
Enventis Corp.	1,052	16,664
Extreme Networks, Inc. (a)	7,450	33,078
Fairpoint Communications, Inc. (a) (b)	1,581	22,087
Finisar Corp. (a)	7,404	146,229
General Communication, Inc. Class A (a)	2,752	30,492
Gigamon, Inc. (a) (b)	1,851	35,428
Globalstar, Inc. (a)	21,013	89,305
Gogo, Inc. (a) (b)	4,276	83,639
GTT Communications, Inc. (a)	1,079	11,017
Harmonic, Inc. (a)	7,250	54,085
Hawaiian Telcom Holdco, Inc. (a) (b)	815	23,317
IDT Corp. Class B	1,288	22,437
Infinera Corp. (a)	9,386	86,351
Inteliquent, Inc.	2,499	34,661
Intelsat SA (a)	2,095	39,470
InterDigital, Inc. (b)	3,095	147,941
Iridium Communications, Inc. (a) (b)	6,171	52,207
Ixia (a)	4,403	50,326
KVH Industries, Inc. (a)	1,233	16,066
Loral Space & Communications, Inc. (a)	1,002	72,835
Lumos Networks Corp.	1,440	20,837
Mastec, Inc. (a)	4,748	146,333

	Number of Shares	Value
NETGEAR, Inc. (a)	2,792	$97,078
NeuStar, Inc. Class A (a)	4,610	119,952
NTELOS Holdings Corp. (b)	1,298	16,173
Numerex Corp. Class A (a)	1,154	13,259
Oclaro, Inc. (a)	7,168	15,770
Oplink Communications, Inc. (a)	1,415	24,013
ORBCOMM, Inc. (a)	3,346	22,050
Parkervision, Inc. (a) (b)	7,524	11,135
Plantronics, Inc.	3,255	156,403
Polycom, Inc. (a)	10,571	132,455
Preformed Line Products Co.	211	11,358
Premiere Global Services, Inc. (a)	3,694	49,315
Procera Networks, Inc. (a) (b)	1,591	16,053
RF Micro Devices, Inc. (a)	21,898	210,002
RigNet, Inc. (a)	912	49,084
Ruckus Wireless, Inc. (a)	4,959	59,062
Shenandoah Telecom Co.	1,841	56,077
ShoreTel, Inc. (a)	4,783	31,185
Sonus Networks, Inc. (a)	18,808	67,521
Spok Holdings, Inc.	1,638	25,225
TeleNav, Inc. (a)	2,092	11,903
Tessco Technologies, Inc.	441	13,993
Ubiquiti Networks, Inc. (a) (b)	2,274	102,762
ViaSat, Inc. (a)	3,166	183,501
Vonage Holdings Corp. (a)	13,334	50,002
Vringo, Inc. (a) (b)	5,509	18,841
West Corp.	2,946	78,953

		4,188,375

		9,548,935

Consumer, Cyclical — 12.7%
Advertising — 0.0%
Gaiam, Inc. Class A (a)	1,148	8,817

Airlines — 0.3%
Allegiant Travel Co.	1,057	124,483
Hawaiian Holdings, Inc. (a) (b)	3,454	47,354
JetBlue Airways Corp. (a) (b)	19,037	206,552
Republic Airways Holdings, Inc. (a)	3,767	40,834
SkyWest, Inc.	3,920	47,902

		467,125

Apparel — 0.8%
Crocs, Inc. (a)	6,687	100,505
G-III Apparel Group Ltd. (a)	1,368	111,711
Iconix Brand Group, Inc. (a)	3,505	150,505
Oxford Industries, Inc.	1,113	74,204
Perry Ellis International, Inc. (a)	927	16,167
Quiksilver, Inc. (a)	10,465	37,465
RG Barry Corp.	740	14,023
Sequential Brands Group, Inc. (a)	1,291	17,829
Skechers U.S.A., Inc. Class A (a)	2,983	136,323
Steven Madden Ltd. (a)	4,459	152,943
Unifi, Inc. (a)	1,122	30,888

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vince Holding Corp. (a)	855	$31,310
Weyco Group, Inc.	490	13,431
Wolverine World Wide, Inc.	7,781	202,773

		1,090,077

Auto Manufacturers — 0.1%
Wabash National Corp. (a)	5,245	74,741

Automotive & Parts — 1.3%
Accuride Corp. (a)	2,882	14,093
American Axle & Manufacturing Holdings, Inc. (a)	5,179	97,831
Commercial Vehicle Group, Inc. (a)	2,026	20,341
Cooper Tire & Rubber Co.	4,857	145,710
Cooper-Standard Holding, Inc. (a)	1,047	69,269
Dana Holding Corp.	11,995	292,918
Dorman Products, Inc. (a) (b)	2,068	101,994
Douglas Dynamics, Inc.	1,680	29,602
Federal-Mogul Corp. (a)	2,206	44,627
Fuel Systems Solutions, Inc. (a)	1,084	12,076
Gentherm, Inc. (a)	2,699	119,970
Meritor, Inc. (a)	7,468	97,383
Miller Industries, Inc.	883	18,172
Modine Manufacturing Co. (a)	3,659	57,593
Motorcar Parts of America, Inc. (a)	1,155	28,124
Remy International, Inc.	1,094	25,545
Spartan Motors, Inc.	2,581	11,718
Standard Motor Products, Inc.	1,527	68,211
Strattec Security Corp.	265	17,090
Superior Industries International, Inc.	1,784	36,786
Tenneco, Inc. (a)	4,658	306,031
Titan International, Inc. (b)	3,373	56,734
Tower International, Inc. (a)	1,576	58,060

		1,729,878

Distribution & Wholesale — 0.9%
Beacon Roofing Supply, Inc. (a)	3,770	124,862
Chindex International, Inc. (a)	1,064	25,206
Core-Mark Holding Co., Inc.	1,754	80,035
Houston Wire & Cable Co.	1,361	16,890
MWI Veterinary Supply, Inc. (a)	984	139,718
Owens & Minor, Inc. (b)	4,824	163,919
Pool Corp.	3,452	195,245
Rentrak Corp. (a)	760	39,862
ScanSource, Inc. (a)	2,183	83,129
Speed Commerce, Inc. (a)	3,592	13,434
United Stationers, Inc.	3,014	124,991
Watsco, Inc.	1,976	203,054

		1,210,345

Entertainment — 0.8%
AMC Entertainment Holdings, Inc. Class A	1,622	40,339
Ascent Media Corp. Series A (a)	1,063	70,169
Carmike Cinemas, Inc. (a)	1,771	62,215

	Number of Shares	Value
Churchill Downs, Inc.	1,027	$92,543
Empire Resorts, Inc. (a)	1,155	8,270
Eros International PLC (a)	1,498	22,725
International Speedway Corp. Class A	2,134	71,020
Isle of Capri Casinos, Inc. (a)	1,717	14,698
Marriott Vacations Worldwide Corp. (a)	2,168	127,110
National CineMedia, Inc.	4,675	81,859
Penn National Gaming, Inc. (a)	6,016	73,034
Pinnacle Entertainment, Inc. (a)	4,560	114,821
Reading International, Inc. Series A (a)	1,304	11,123
Scientific Games Corp. Class A (a)	3,879	43,134
Speedway Motorsports, Inc.	917	16,735
Vail Resorts, Inc.	2,763	213,248

		1,063,043

Home Builders — 0.7%
Beazer Homes USA, Inc. (a)	2,048	42,967
Cavco Industries, Inc. (a)	675	57,577
Century Communities, Inc. (a)	227	5,028
Hovnanian Enterprises, Inc. Class A (a) (b)	8,825	45,449
Installed Building Products, Inc. (a)	648	7,938
KB Home (b)	6,408	119,701
LGI Homes, Inc. (a)	1,091	19,911
M.D.C. Holdings, Inc.	2,971	89,992
M/I Homes, Inc. (a)	1,868	45,336
Meritage Home Corp. (a)	2,989	126,166
The New Home Co., Inc. (a)	671	9,481
The Ryland Group, Inc.	3,581	141,235
Standard Pacific Corp. (a)	11,030	94,858
TRI Pointe Homes, Inc. (a) (b)	1,285	20,200
UCP, Inc. Class A (a)	594	8,120
WCI Communities, Inc. (a)	892	17,225
William Lyon Homes Class A (a)	1,339	40,759
Winnebago Industries, Inc. (a)	2,083	52,450

		944,393

Home Furnishing — 0.2%
American Woodmark Corp. (a)	941	29,990
DTS, Inc. (a)	1,269	23,362
Ethan Allen Interiors, Inc.	1,912	47,303
Flexsteel Industries, Inc.	381	12,706
Kimball International, Inc. Class B	2,639	44,124
La-Z-Boy, Inc.	4,002	92,726
Norcraft Cos., Inc. (a)	533	7,627
Universal Electronics, Inc. (a)	1,219	59,585
VOXX International Corp. (a)	1,472	13,852

		331,275

Housewares — 0.1%
Libbey, Inc. (a)	1,620	43,157
Lifetime Brands, Inc.	814	12,796
National Presto Industries, Inc. (b)	364	26,514

		82,467

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leisure Time — 0.6%
Arctic Cat, Inc.	974	$38,395
Black Diamond, Inc. (a) (b)	1,725	19,354
Brunswick Corp.	7,097	298,997
Callaway Golf Co.	5,974	49,704
ClubCorp Holdings, Inc.	1,677	31,091
Diamond Resorts International, Inc. (a)	2,706	62,969
Escalade, Inc.	759	12,250
Fox Factory Holding Corp. (a)	853	15,004
Interval Leisure Group, Inc.	3,060	67,136
Johnson Outdoors, Inc.	389	10,036
Life Time Fitness, Inc. (a) (b)	3,128	152,459
Malibu Boats, Inc. (a)	546	10,975
Marine Products Corp.	816	6,773
Multimedia Games Holding Co. (a)	2,265	67,135
Nautilus, Inc. (a)	2,372	26,305

		868,583

Lodging — 0.3%
Belmond Ltd. Class A (a)	7,390	107,451
Boyd Gaming Corp. (a)	5,934	71,979
Caesars Entertainment Corp. (a) (b)	3,923	70,928
Intrawest Resorts Holdings, Inc. (a)	1,030	11,804
La Quinta Holdings, Inc. (a)	3,387	64,827
Marcus Corp.	1,374	25,075
Monarch Casino & Resort, Inc. (a)	728	11,022
Morgans Hotel Group Co. (a)	2,221	17,613

		380,699

Office Furnishings — 0.4%
Herman Miller, Inc.	4,527	136,896
HNI Corp.	3,451	134,969
Interface, Inc.	5,086	95,820
Knoll, Inc.	3,693	64,000
Steelcase, Inc. Class A	6,325	95,697

		527,382

Retail — 5.8%
Aeropostale, Inc. (a) (b)	5,920	20,661
America’s Car-Mart, Inc. (a) (b)	595	23,532
American Eagle Outfitters, Inc.	14,877	166,920
ANN, Inc. (a)	3,583	147,405
Asbury Automotive Group, Inc. (a)	2,346	161,264
Barnes & Noble, Inc. (a)	3,139	71,538
bebe stores, Inc.	2,402	7,326
Big 5 Sporting Goods Corp.	1,411	17,313
Biglari Holdings, Inc. (a)	110	46,527
BJ’s Restaurants, Inc. (a)	1,812	63,257
Bloomin’ Brands, Inc. (a)	5,905	132,449
Bob Evans Farms, Inc.	1,890	94,595
The Bon-Ton Stores, Inc. (b)	1,096	11,300
Bravo Brio Restaurant Group, Inc. (a)	1,463	22,837
Brown Shoe Co., Inc.	3,349	95,815
The Buckle, Inc. (b)	2,164	95,995

	Number of Shares	Value
Buffalo Wild Wings, Inc. (a)	1,446	$239,617
Build-A-Bear Workshop, Inc. (a)	944	12,612
Burlington Stores, Inc. (a)	2,193	69,869
Carrols Restaurant Group, Inc. (a)	2,694	19,181
Casey’s General Stores, Inc.	2,945	207,004
Cash America International, Inc.	2,153	95,658
The Cato Corp. Class A	2,087	64,488
The Cheesecake Factory, Inc.	3,823	177,464
The Children’s Place Retail Store, Inc.	1,686	83,676
Christopher & Banks Corp. (a)	2,787	24,414
Chuy’s Holdings, Inc. (a)	1,257	45,629
Citi Trends, Inc. (a)	1,179	25,301
Columbia Sportswear Co.	1,052	86,948
Conn’s, Inc. (a) (b)	2,119	104,657
The Container Store Group, Inc. (a) (b)	1,317	36,586
Cracker Barrel Old Country Store, Inc.	1,460	145,372
Del Frisco’s Restaurant Group, Inc. (a)	1,808	49,829
Denny’s Corp. (a)	6,589	42,960
Destination Maternity Corp.	1,059	24,113
Destination XL Group, Inc. (a)	2,681	14,772
DineEquity, Inc.	1,273	101,191
Einstein Noah Restaurant Group, Inc.	848	13,619
Express, Inc. (a)	6,447	109,792
EZCORP, Inc. Class A (a)	3,935	45,449
Famous Dave’s of America, Inc. (a)	358	10,275
Fiesta Restaurant Group, Inc. (a)	2,049	95,094
The Finish Line, Inc. Class A	3,691	109,770
First Cash Financial Services, Inc. (a)	2,216	127,620
Five Below, Inc. (a)	4,152	165,706
Francesca’s Holdings Corp. (a) (b)	3,228	47,581
Fred’s, Inc. Class A	2,822	43,148
Genesco, Inc. (a)	1,835	150,709
Group 1 Automotive, Inc.	1,853	156,227
Guess?, Inc.	4,703	126,981
Haverty Furniture Cos., Inc.	1,556	39,102
hhgregg, Inc. (a) (b)	889	9,041
Hibbett Sports, Inc. (a) (b)	1,973	106,877
HSN, Inc.	2,540	150,470
Ignite Restaurant Group, Inc. (a)	582	8,474
Insight Enterprises, Inc. (a)	3,132	96,278
Jack in the Box, Inc.	3,063	183,290
Jamba, Inc. (a)	1,326	16,045
Kirkland’s, Inc. (a)	1,119	20,758
Krispy Kreme Doughnuts, Inc. (a)	5,012	80,092
Lands’ End, Inc. (a)	1,261	42,344
Lithia Motors, Inc. Class A	1,747	164,340
Lumber Liquidators Holdings, Inc. (a)	2,099	159,419
MarineMax, Inc. (a)	1,909	31,957
Mattress Firm Holding Corp. (a) (b)	1,147	54,769
The Men’s Wearhouse, Inc.	3,675	205,065
Movado Group, Inc.	1,404	58,505
Nathan’s Famous, Inc. (a)	239	12,951
New York & Co., Inc. (a)	2,367	8,734

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Noodles & Co. (a) (b)	828	$28,475
Office Depot, Inc. (a)	40,923	232,852
Pacific Sunwear of California, Inc. (a)	3,806	9,058
The Pantry, Inc. (a)	1,815	29,403
Papa John’s International, Inc.	2,342	99,277
Papa Murphy’s Holdings, Inc. (a)	445	4,263
PC Connection, Inc.	755	15,613
The PEP Boys-Manny, Moe & Jack (a)	4,075	46,700
Pier 1 Imports, Inc.	7,233	111,461
Popeyes Louisiana Kitchen, Inc. (a)	1,807	78,984
Potbelly Corp. (a)	1,142	18,226
PriceSmart, Inc.	1,433	124,728
Red Robin Gourmet Burgers, Inc. (a)	1,099	78,249
Regis Corp.	3,342	47,055
Restoration Hardware Holdings, Inc. (a)	2,386	222,017
Roundy’s, Inc.	3,004	16,552
Ruby Tuesday, Inc. (a)	4,665	35,407
Rush Enterprises, Inc. Class A (a)	2,628	91,113
Ruth’s Hospitality Group, Inc.	2,762	34,111
Sears Hometown & Outlet Stores, Inc. (a)	888	19,065
Select Comfort Corp. (a)	4,152	85,780
Shoe Carnival, Inc.	1,139	23,520
Sonic Automotive, Inc. Class A	3,051	81,401
Sonic Corp. (a)	4,156	91,765
Sportsman’s Warehouse Holdings, Inc. (a) (b)	746	5,968
Stage Stores, Inc.	2,425	45,323
Stein Mart, Inc.	2,143	29,766
Susser Holdings Corp. (a)	1,408	113,654
Systemax, Inc. (a)	833	11,970
Texas Roadhouse, Inc.	5,332	138,632
Tile Shop Holdings, Inc. (a) (b)	2,145	32,797
Tilly’s, Inc. (a)	823	6,617
Titan Machinery, Inc. (a) (b)	1,355	22,303
Tuesday Morning Corp. (a)	3,342	59,555
Vera Bradley, Inc. (a) (b)	1,669	36,501
Vitamin Shoppe, Inc. (a)	2,355	101,312
West Marine, Inc. (a)	1,380	14,159
Winmark Corp.	179	12,464
Zoe’s Kitchen, Inc. (a)	446	15,334
Zumiez, Inc. (a)	1,587	43,785

		7,815,772

Storage & Warehousing — 0.2%
Mobile Mini, Inc.	3,575	171,207
Wesco Aircraft Holdings, Inc. (a)	4,015	80,139

		251,346

Textiles — 0.2%
Culp, Inc.	672	11,700
Dixie Group, Inc. (a)	1,144	12,115
G&K Services, Inc. Class A	1,535	79,927

	Number of Shares	Value
Tumi Holdings, Inc. (a)	3,875	$78,004
UniFirst Corp.	1,129	119,674

		301,420

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc. (b)	1,430	11,068
LeapFrog Enterprises, Inc. (a) (b)	5,025	36,934

		48,002

		17,195,365

Consumer, Non-cyclical — 19.4%
Agriculture — 0.3%
22nd Century Group, Inc. (a)	3,140	9,640
Alico, Inc.	230	8,623
Alliance One International, Inc. (a)	6,758	16,895
Limoneira Co.	856	18,806
Tejon Ranch Co. (a)	1,020	32,834
The Andersons, Inc.	2,158	111,310
Universal Corp. (b)	1,777	98,357
Vector Group Ltd. (b)	5,033	104,082

		400,547

Beverages — 0.1%
The Boston Beer Co., Inc. Class A (a)	636	142,159
Coca-Cola Bottling Co. Consolidated	360	26,521
Craft Brew Alliance, Inc. (a)	804	8,892
Farmer Bros Co. (a)	571	12,339
National Beverage Corp. (a)	893	16,896

		206,807

Biotechnology — 2.9%
Acceleron Pharma, Inc. (a) (b)	1,258	42,734
Acorda Therapeutics, Inc. (a)	3,185	107,366
Aegerion Pharmaceuticals, Inc. (a) (b)	2,256	72,395
Affymetrix, Inc. (a) (b)	5,566	49,593
Agenus, Inc. (a)	4,754	15,308
Alder Biopharmaceuticals, Inc. (a)	611	12,263
AMAG Pharmaceuticals, Inc. (a) (b)	1,676	34,727
ANI Pharmaceuticals, Inc. (a)	526	18,115
Applied Genetic Technologies Corp/DE (a)	370	8,547
Ardelyx, Inc. (a) (b)	46	735
Arena Pharmaceuticals, Inc. (a) (b)	16,888	98,964
ARIAD Pharmaceuticals, Inc. (a)	12,611	80,332
BioCryst Pharmaceuticals, Inc. (a)	5,359	68,327
Biotime, Inc. (a) (b)	3,972	12,115
Bluebird Bio, Inc. (a) (b)	1,458	56,235
Cambrex Corp. (a)	2,366	48,976
Celldex Therapeutics, Inc. (a) (b)	6,842	111,661
Cellular Dynamics International, Inc. (a) (b)	741	10,796
CryoLife, Inc.	2,133	19,090
CTI BioPharma Corp. (a) (b)	10,110	28,409

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cytokinetics, Inc. (a)	2,645	$12,643
CytRx Corp. (a)	4,266	17,832
Dendreon Corp. (a) (b)	12,342	28,387
Dicerna Pharmaceuticals, Inc. (a) (b)	264	5,958
Dynavax Technologies Corp. (a) (b)	20,347	32,555
Eleven Biotherapeutics, Inc. (a) (b)	348	4,587
Enzo Biochem, Inc. (a)	2,613	13,718
Epizyme, Inc. (a) (b)	979	30,466
Exact Sciences Corp. (a) (b)	6,351	108,158
Exelixis, Inc. (a) (b)	14,892	50,484
Five Prime Therapeutics, Inc. (a) (b)	1,317	20,479
Foundation Medicine, Inc. (a) (b)	1,068	28,793
Galena Biopharma, Inc. (a) (b)	9,029	27,629
Genocea Biosciences, Inc. (a) (b)	292	5,475
Geron Corp. (a) (b)	12,160	39,034
Halozyme Therapeutics, Inc. (a)	7,909	78,141
Idera Pharmaceuticals, Inc. (a)	4,604	13,352
Immunogen, Inc. (a) (b)	6,576	77,926
Immunomedics, Inc. (a) (b)	6,312	23,039
Inovio Pharmaceuticals, Inc. (a)	4,602	49,748
Insmed, Inc. (a)	3,005	60,040
Integra LifeSciences Holdings (a)	1,910	89,885
InterMune, Inc. (a)	7,567	334,083
Intrexon Corp. (a) (b)	2,726	68,504
Ironwood Pharmaceuticals, Inc. (a)	9,144	140,177
Karyopharm Therapeutics, Inc. (a) (b)	947	44,083
KYTHERA Biopharmaceuticals, Inc. (a) (b)	1,331	51,070
Lexicon Pharmaceuticals, Inc. (a) (b)	17,354	27,940
Ligand Pharmaceuticals, Inc. Class B (a)	1,585	98,730
MacroGenics, Inc. (a)	1,528	33,203
Marrone Bio Innovations, Inc. (a) (b)	865	10,051
Merrimack Pharmaceuticals, Inc. (a) (b)	7,526	54,865
Momenta Pharmaceuticals, Inc. (a)	3,675	44,394
Neuralstem, Inc. (a)	5,258	22,189
NewLink Genetics Corp. (a) (b)	1,515	40,223
Novavax, Inc. (a) (b)	16,013	73,980
NPS Pharmaceuticals, Inc. (a)	8,136	268,895
Omeros Corp. (a) (b)	2,591	45,083
OncoMed Pharmaceuticals, Inc. (a)	966	22,508
Oncothyreon, Inc. (a)	5,408	17,522
Organovo Holdings, Inc. (a)	4,780	39,913
OvaScience, Inc. (a) (b)	1,179	10,811
Pacific Biosciences of California, Inc. (a)	4,400	27,192
PDL BioPharma, Inc. (b)	12,308	119,141
Peregrine Pharmaceuticals, Inc. (a) (b)	13,496	25,372
Prothena Corp. PLC (a)	1,676	37,794
PTC Therapeutics, Inc. (a)	1,699	44,412
Puma Biotechnology, Inc. (a)	1,784	117,744
Regado Biosciences, Inc. (a)	1,180	8,012
Repligen Corp. (a)	2,433	55,448
Retrophin, Inc. (a)	1,627	19,101

	Number of Shares	Value
RTI Biologics, Inc. (a)	4,342	$18,888
Sangamo Biosciences, Inc. (a) (b)	5,199	79,389
Sequenom, Inc. (a) (b)	9,025	34,927
Spectrum Pharmaceuticals, Inc. (a) (b)	5,013	40,756
Stemline Therapeutics, Inc. (a) (b)	883	12,954
Sunesis Pharmaceuticals, Inc. (a) (b)	3,782	24,659
Theravance Biopharma, Inc. (a)	1,800	57,384
Ultragenyx Pharmaceutical, Inc. (a)	510	22,894
Veracyte, Inc. (a)	496	8,491
Verastem, Inc. (a)	1,601	14,505
Versartis, Inc. (a)	529	14,833
XOMA Corp. (a)	6,410	29,422
ZIOPHARM Oncology, Inc. (a) (b)	6,124	24,680

		4,001,239

Commercial Services — 5.3%
ABM Industries, Inc.	4,276	115,366
The Advisory Board Co. (a)	2,800	145,040
Albany Molecular Research, Inc. (a)	1,791	36,035
American Public Education, Inc. (a)	1,337	45,966
AMN Healthcare Services, Inc. (a)	3,589	44,145
Arrowhead Research Corp. (a)	3,969	56,796
Barrett Business Services, Inc.	550	25,850
Bridgepoint Education, Inc. (a)	1,265	16,799
Bright Horizons Family Solutions, Inc. (a)	2,349	100,866
Capella Education Co.	836	45,470
Cardtronics, Inc. (a)	3,403	115,974
Care.com, Inc. (a) (b)	486	6,153
Career Education Corp. (a)	5,147	24,088
Carriage Services, Inc.	1,227	21,019
CBIZ, Inc. (a)	3,169	28,616
CDI Corp.	1,111	16,010
Cenveo, Inc. (a) (b)	4,298	15,946
Chemed Corp. (b)	1,341	125,679
Civeo Corp. (a)	7,184	179,816
Collectors Universe	528	10,344
Convergys Corp.	7,772	166,632
The Corporate Executive Board Co.	2,586	176,417
Corporate Resource Services, Inc. (a)	1,343	4,002
Corvel Corp. (a)	840	37,951
CRA International, Inc. (a)	783	18,048
Cross Country Healthcare, Inc. (a)	2,422	15,791
Deluxe Corp.	3,829	224,303
Education Management Corp. (a) (b)	1,671	2,824
Electro Rent Corp.	1,257	21,030
Euronet Worldwide, Inc. (a)	3,900	188,136
EVERTEC, Inc.	5,026	121,830
ExamWorks Group, Inc. (a)	2,654	84,211
Exlservice Holdings, Inc. (a)	2,498	73,566
Exponent, Inc.	1,007	74,629
Forrester Research, Inc.	836	31,668
Franklin Covey Co. (a)	837	16,849

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FTI Consulting, Inc. (a)	3,125	$118,187
Global Cash Access Holdings, Inc. (a)	5,038	44,838
Grand Canyon Education, Inc. (a)	3,569	164,067
Great Lakes Dredge & Dock Co. (a)	4,527	36,171
Green Dot Corp. Class A (a)	2,383	45,229
H&E Equipment Services, Inc. (a)	2,392	86,925
The Hackett Group, Inc.	1,857	11,086
Healthcare Services Group, Inc.	5,377	158,299
Heartland Payment Systems, Inc. (b)	2,742	112,998
Heidrick & Struggles International, Inc.	1,417	26,215
Hill International, Inc. (a)	1,843	11,482
Hillenbrand, Inc.	4,806	156,772
HMS Holdings Corp. (a)	6,710	136,951
Huron Consulting Group, Inc. (a)	1,799	127,405
ICF International, Inc. (a)	1,529	54,065
Information Services Group, Inc. (a)	2,500	12,025
Insperity, Inc.	1,743	57,519
ITT Educational Services, Inc. (a) (b)	1,762	29,408
JTH Holding, Inc. Class A (a)	291	9,693
K12, Inc. (a) (b)	2,631	63,328
Kelly Services, Inc. Class A	2,109	36,212
Kforce, Inc.	2,081	45,054
Korn/Ferry International (a)	3,790	111,312
Landauer, Inc.	731	30,702
LifeLock, Inc. (a)	6,158	85,966
MAXIMUS, Inc.	5,181	222,887
McGrath RentCorp	1,990	73,132
Medifast, Inc. (a)	991	30,136
MoneyGram International, Inc. (a)	2,233	32,892
Monro Muffler Brake, Inc.	2,411	128,241
Monster Worldwide, Inc. (a)	6,968	45,571
Multi-Color Corp.	941	37,649
National Research Corp. Class A (a)	782	10,940
Navigant Consulting, Inc. (a)	3,759	65,595
On Assignment, Inc. (a)	4,157	147,864
PAREXEL International Corp. (a)	4,351	229,907
Paylocity Holding Corp. (a)	641	13,865
Pendrell Corp. (a)	12,646	22,257
Performant Financial Corp. (a)	2,275	22,978
PHH Corp. (a)	4,372	100,469
PRG-Schultz International, Inc. (a)	2,255	14,409
Providence Service Corp. (a)	870	31,833
Quad/Graphics, Inc.	2,116	47,335
Rent-A-Center, Inc.	4,041	115,896
Resources Connection, Inc.	2,936	38,491
RPX Corp. (a)	4,054	71,959
ServiceMaster Global Holdings, Inc. (a)	67	1,221
ServiceSource International, Inc. (a) (b)	5,237	30,375
SFX Entertainment, Inc. (a) (b)	3,381	27,386
Sotheby’s	4,663	195,799
SP Plus Corp. (a)	1,195	25,561
Steiner Leisure Ltd. (a)	1,125	48,701
Strayer Education, Inc. (a)	830	43,583

	Number of Shares	Value
Team Health Holdings, Inc. (a)	5,372	$268,278
Team, Inc. (a)	1,564	64,155
TeleTech Holdings, Inc. (a)	1,343	38,934
Tree.com, Inc. (a)	489	14,249
TriNet Group, Inc. (a)	1,203	28,956
TrueBlue, Inc. (a)	3,151	86,873
Universal Technical Institute, Inc.	1,652	20,055
Viad Corp.	1,560	37,190
VistaPrint NV (a) (b)	2,548	103,092
Weight Watchers International, Inc.	2,118	42,720
WEX, Inc. (a)	2,965	311,236
Xoom Corp. (a)	2,366	62,368

		7,160,812

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc. (a)	1,973	42,261
Inter Parfums, Inc.	1,274	37,647
Revlon, Inc. Class A (a)	874	26,657

		106,565

Foods — 1.8%
Annie’s, Inc. (a) (b)	1,300	43,966
B&G Foods, Inc.	4,109	134,323
Boulder Brands, Inc. (a)	4,659	66,065
Cal-Maine Foods, Inc.	1,187	88,218
Calavo Growers, Inc.	1,029	34,811
The Chefs’ Warehouse, Inc. (a)	1,374	27,164
Chiquita Brands International, Inc. (a)	3,565	38,680
Dean Foods Co.	7,150	125,768
Diamond Foods, Inc. (a)	1,666	46,981
Fairway Group Holdings Corp. (a) (b)	1,416	9,416
Fresh Del Monte Produce, Inc.	2,764	84,717
The Fresh Market, Inc. (a)	3,276	109,648
Ingles Markets, Inc. Class A	1,014	26,719
Inventure Foods, Inc. (a)	1,171	13,197
J&J Snack Foods Corp.	1,139	107,203
John B Sanfilippo & Son, Inc.	635	16,808
Lancaster Colony Corp.	1,415	134,651
Lifeway Foods, Inc. (b)	371	5,187
Post Holdings, Inc. (a)	3,364	171,261
Sanderson Farms, Inc.	1,765	171,558
Seaboard Corp. (a)	22	66,446
Seneca Foods Corp. Class A (a)	626	19,156
Senomyx, Inc. (a)	3,254	28,147
Snyders-Lance, Inc.	3,648	96,526
SpartanNash Co.	2,899	60,908
SUPERVALU, Inc. (a)	15,513	127,517
Tootsie Roll Industries, Inc. (b)	1,438	42,335
TreeHouse Foods, Inc. (a)	2,818	225,637
United Natural Foods, Inc. (a)	3,798	247,250
Village Super Market Class A	517	12,217
Weis Markets, Inc.	836	38,230

		2,420,710

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 3.1%
Abaxis, Inc. (b)	1,718	$76,125
ABIOMED, Inc. (a) (b)	3,054	76,777
Accelerate Diagnostics, Inc. (a)	1,737	45,162
Accuray, Inc. (a) (b)	5,828	51,286
AngioDynamics, Inc. (a)	1,917	31,305
AtriCure, Inc. (a)	2,097	38,543
Atrion Corp.	119	38,794
BioTelemetry, Inc. (a)	2,019	14,476
Cantel Medical Corp.	2,592	94,919
Cardiovascular Systems, Inc. (a)	2,116	65,934
Cepheid, Inc. (a)	5,334	255,712
Cerus Corp. (a) (b)	5,568	23,107
CONMED Corp.	2,082	91,920
Cyberonics, Inc. (a)	2,053	128,230
Cynosure Inc. Class A (a)	1,707	36,274
Dexcom, Inc. (a)	5,733	227,371
Endologix, Inc. (a)	4,901	74,544
Exactech, Inc. (a)	746	18,822
The Female Health Co. (b)	1,637	9,020
GenMark Diagnostics, Inc. (a) (b)	3,183	43,066
Genomic Health, Inc. (a)	1,291	35,373
Globus Medical, Inc. Class A (a)	5,032	120,365
Haemonetics Corp. (a)	3,972	140,132
Hanger, Inc. (a)	2,693	84,695
HeartWare International, Inc. (a)	1,300	115,050
ICU Medical, Inc. (a)	1,026	62,391
Inogen, Inc. (a)	380	8,573
Insulet Corp. (a)	4,240	168,201
Invacare Corp.	2,484	45,631
K2M Group Holdings, Inc. (a) (b)	675	10,044
LDR Holding Corp. (a)	1,270	31,763
Luminex Corp. (a)	2,866	49,152
Masimo Corp. (a)	3,689	87,060
Merge Healthcare, Inc. (a)	5,391	12,238
Meridian Bioscience, Inc. (b)	3,175	65,532
Merit Medical Systems, Inc. (a)	3,288	49,649
MiMedx Group, Inc. (a) (b)	7,115	50,445
NanoString Technologies, Inc. (a)	768	11,482
Natus Medical, Inc. (a)	2,457	61,769
Navidea Biopharmaceuticals, Inc. (a) (b)	11,512	17,038
NuVasive, Inc. (a)	3,566	126,843
NxStage Medical, Inc. (a)	4,700	67,539
OraSure Technologies, Inc. (a)	4,320	37,195
Orthofix International NV (a)	1,418	51,402
Oxford Immunotec Global PLC (a)	995	16,746
PhotoMedex, Inc. (a) (b)	1,024	12,544
Quidel Corp. (a) (b)	2,201	48,664
Rockwell Medical Technologies, Inc. (a) (b)	3,118	37,385
Spectranetics Corp. (a)	3,182	72,804
Staar Surgical Co. (a)	2,938	49,358
Steris Corp.	4,521	241,783

	Number of Shares	Value
SurModics, Inc. (a)	1,035	$22,170
Symmetry Medical, Inc. (a)	2,913	25,809
Tandem Diabetes Care, Inc. (a)	641	10,423
Thoratec Corp. (a)	4,344	151,432
Tornier BV (a)	2,720	63,594
TransEnterix, Inc. (a)	2,193	11,053
TriVascular Technologies, Inc. (a)	567	8,828
Unilife Corp. (a) (b)	7,783	23,038
Utah Medical Products, Inc.	287	14,763
Vascular Solutions, Inc. (a)	1,329	29,490
Volcano Corp. (a)	3,919	69,014
West Pharmaceutical Services, Inc.	5,407	228,067
Wright Medical Group, Inc. (a)	3,819	119,917
Zeltiq Aesthetics, Inc. (a) (b)	2,225	33,798

		4,241,629

Health Care – Services — 1.5%
Acadia Healthcare Co., Inc. (a)	2,782	126,581
Addus HomeCare Corp. (a)	483	10,858
Adeptus Health, Inc. Class A (a)	45	1,142
Air Methods Corp. (a) (b)	2,995	154,692
Alliance HealthCare Services, Inc. (a)	380	10,260
Almost Family, Inc. (a)	661	14,595
Amedisys, Inc. (a)	2,091	35,003
AmSurg Corp. (a)	2,492	113,560
Bio-Reference Laboratories, Inc. (a) (b)	1,870	56,511
Capital Senior Living Corp. (a)	2,232	53,211
Emeritus Corp. (a)	2,871	90,867
The Ensign Group, Inc.	1,515	47,086
Five Star Quality Care, Inc. (a)	3,372	16,894
Gentiva Health Services, Inc. (a)	2,399	36,129
HealthSouth Corp.	6,744	241,907
Healthways, Inc. (a)	2,404	42,166
The IPC Hospitalist Co. (a)	1,303	57,619
Kindred Healthcare, Inc.	4,175	96,442
LHC Group, Inc. (a)	971	20,750
Magellan Health, Inc. (a)	2,109	131,264
Molina Healthcare, Inc. (a)	2,310	103,095
National Healthcare Corp.	788	44,357
NeoStem, Inc. (a)	1,809	11,795
RadNet, Inc. (a)	2,500	16,575
Select Medical Holdings Corp.	6,023	93,959
Skilled Healthcare Group, Inc. Class A (a)	1,797	11,303
Surgical Care Affiliates, Inc. (a)	962	27,975
Triple-S Management Corp. Class B (a)	1,906	34,175
U.S. Physical Therapy, Inc.	930	31,797
Universal American Corp.	3,231	26,914
Vocera Communications, Inc. (a)	1,757	23,192
WellCare Health Plans, Inc. (a)	3,363	251,082

		2,033,756

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.4%
Acco Brands Corp. (a)	8,681	$55,645
Central Garden & Pet Co. Class A (a)	3,335	30,682
CSS Industries, Inc.	708	18,670
Ennis, Inc.	2,020	30,825
Helen of Troy Ltd. (a)	2,187	132,598
Prestige Brands Holdings, Inc. (a)	3,952	133,933
Skullcandy, Inc. (a)	1,523	11,042
WD-40 Co.	1,145	86,127

		499,522

Pharmaceuticals — 3.9%
Acadia Pharmaceuticals, Inc. (a) (b)	6,026	136,127
AcelRx Pharmaceuticals, Inc. (a) (b)	1,896	19,434
Achaogen, Inc. (a)	527	7,357
Achillion Pharmaceuticals, Inc. (a) (b)	7,406	56,063
Actinium Pharmaceuticals, Inc. (a)	1,515	10,938
Adamas Pharmaceuticals, Inc. (a)	222	4,058
Aerie Pharmaceuticals, Inc. (a)	803	19,890
Agios Pharmaceuticals, Inc. (a) (b)	1,038	47,561
Akebia Therapeutics, Inc. (a) (b)	598	16,618
Akorn, Inc. (a)	4,770	158,602
Alimera Sciences, Inc. (a) (b)	2,046	12,235
Ampio Pharmaceuticals, Inc. (a)	3,130	26,136
Anacor Pharmaceuticals, Inc. (a) (b)	2,519	44,662
Anika Therapeutics, Inc. (a)	1,103	51,102
Antares Pharma, Inc. (a) (b)	8,815	23,536
Aratana Therapeutics, Inc. (a) (b)	1,869	29,175
Array Biopharma, Inc. (a)	9,646	43,986
Auspex Pharmaceuticals, Inc. (a)	601	13,384
Auxilium Pharmaceuticals, Inc. (a) (b)	3,846	77,151
AVANIR Pharmaceuticals, Inc. (a)	12,251	69,096
Bio-Path Holdings, Inc. (a)	5,613	17,120
BioDelivery Sciences International, Inc. (a) (b)	3,201	38,636
BioScrip, Inc. (a)	5,235	43,660
Biospecifics Technologies Corp. (a)	274	7,387
Cara Therapeutics, Inc. (a) (b)	404	6,876
Cempra, Inc. (a) (b)	1,749	18,767
ChemoCentryx, Inc. (a) (b)	2,089	12,221
Chimerix, Inc. (a)	2,062	45,240
Clovis Oncology, Inc. (a)	1,888	78,182
Corcept Therapeutics, Inc. (a) (b)	4,083	11,432
Cytori Therapeutics, Inc. (a) (b)	5,172	12,361
DepoMed, Inc. (a)	4,417	61,396
Derma Sciences, Inc. (a)	1,732	20,022
Durata Therapeutics, Inc. (a)	1,187	20,215
Dyax Corp. (a)	10,438	100,205
Egalet Corp. (a) (b)	336	4,408
Emergent Biosolutions, Inc. (a)	2,234	50,176
Enanta Pharmaceuticals, Inc. (a)	791	34,068
Endocyte, Inc. (a) (b)	2,834	18,676
Esperion Therapeutics, Inc. (a) (b)	332	5,259

	Number of Shares	Value
Flexion Therapeutics, Inc. (a)	352	$4,745
Furiex Pharmaceuticals, Inc. (a)	544	57,762
Galectin Therapeutics, Inc. (a)	1,377	19,016
Heron Therapeutics, Inc. (a)	1,486	18,308
Hyperion Therapeutics, Inc. (a)	1,040	27,144
Idenix Pharmaceuticals, Inc. (a)	8,993	216,731
IGI Laboratories, Inc. (a)	2,201	11,687
Impax Laboratories, Inc. (a)	5,361	160,776
Infinity Pharmaceuticals, Inc. (a)	3,682	46,909
Insys Therapeutics, Inc. (a) (b)	764	23,860
Intra-Cellular Therapies, Inc. (a)	1,307	22,036
Isis Pharmaceuticals, Inc. (a) (b)	8,997	309,947
Keryx Biopharmaceuticals, Inc. (a) (b)	6,996	107,598
Kindred Biosciences, Inc. (a) (b)	780	14,539
Kite Pharma, Inc. (a) (b)	45	1,301
Lannett Co., Inc. (a)	1,968	97,652
Liberator Medical Holdings, Inc.	2,410	9,038
MannKind Corp. (a) (b)	17,448	191,754
The Medicines Co. (a)	4,975	144,574
Mirati Therapeutics, Inc. (a)	548	10,960
Nanoviricides, Inc. (a)	3,064	12,869
Natural Grocers by Vitamin Cottage, Inc. (a)	682	14,602
Nature’s Sunshine Products, Inc.	853	14,475
Nektar Therapeutics (a)	9,715	124,546
Neogen Corp. (a)	2,804	113,478
Neurocrine Biosciences, Inc. (a)	5,790	85,924
Northwest Biotherapeutics, Inc. (a)	2,718	18,238
Nutraceutical International Corp. (a)	671	16,010
Ohr Pharmaceutical, Inc. (a)	1,608	15,292
Omega Protein Corp. (a)	1,605	21,956
Omthera Pharmaceuticals, Inc. (c)	428	-
Ophthotech Corp. (a) (b)	1,061	44,891
Opko Health, Inc. (a) (b)	15,075	133,263
Orexigen Therapeutics, Inc. (a) (b)	8,896	54,977
Osiris Therapeutics, Inc. (a) (b)	1,450	22,649
Pacira Pharmaceuticals, Inc. (a)	2,728	250,594
Pain Therapeutics, Inc. (a)	2,906	16,710
Pernix Therapeutics Holdings (a)	2,545	22,854
PetMed Express, Inc. (b)	1,519	20,476
PharMerica Corp. (a)	2,285	65,328
Phibro Animal Health Corp. Class A (a)	1,120	24,584
Portola Pharmaceuticals, Inc. (a)	2,821	82,317
Pozen, Inc.	2,077	17,301
Progenics Pharmaceuticals, Inc. (a)	5,205	22,434
Raptor Pharmaceutical Corp. (a) (b)	4,790	55,325
Receptos, Inc. (a)	1,181	50,311
Regulus Therapeutics, Inc. (a) (b)	1,048	8,426
Relypsa, Inc. (a)	1,294	31,470
Repros Therapeutics, Inc. (a) (b)	1,797	31,088
Revance Therapeutics, Inc. (a)	540	18,360
Rigel Pharmaceuticals, Inc. (a)	6,700	24,321
Sagent Pharmaceuticals, Inc. (a)	1,673	43,264

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sarepta Therapeutics, Inc. (a) (b)	3,121	$92,975
SciClone Pharmaceuticals, Inc. (a)	3,933	20,688
Sucampo Pharmaceuticals, Inc. Class A (a) (b)	1,354	9,343
Supernus Pharmaceuticals, Inc. (a) (b)	2,239	24,517
Synageva BioPharma Corp. (a) (b)	1,637	171,558
Synergy Pharmaceuticals, Inc. (a) (b)	7,166	29,166
Synta Pharmaceuticals Corp. (a) (b)	4,431	18,123
Synutra International, Inc. (a) (b)	1,323	8,877
TESARO, Inc. (a)	1,474	45,856
Tetraphase Pharmaceuticals, Inc. (a)	1,686	22,744
TG Therapeutics, Inc. (a) (b)	1,796	16,864
TherapeuticsMD, Inc. (a) (b)	7,695	34,012
Theravance, Inc. (a)	6,300	187,614
Threshold Pharmaceuticals, Inc. (a) (b)	3,975	15,741
USANA Health Sciences, Inc. (a) (b)	493	38,523
Vanda Pharmaceuticals, Inc. (a) (b)	2,599	42,052
Vital Therapies, Inc. (a)	396	10,787
VIVUS, Inc. (a) (b)	6,876	36,580
Xencor, Inc. (a)	1,089	12,654
Xenoport, Inc. (a)	4,456	21,522
Zafgen, Inc. (a)	68	1,345
Zogenix, Inc. (a) (b)	9,391	18,876
ZS Pharma, Inc. (a) (b)	11	316

		5,328,821

		26,400,408

Diversified — 0.2%
Holding Company – Diversified — 0.2%
Harbinger Group, Inc. (a)	6,364	80,823
Horizon Pharma, Inc. (a) (b)	4,979	78,768
National Bank Holdings Corp. Class A	3,146	62,731
Primoris Services Corp.	2,906	83,809
Resource America, Inc. Class A	1,001	9,359
Tiptree Financial, Inc. Class A	601	5,229

		320,719

Energy — 5.9%
Coal — 0.3%
Alpha Natural Resources, Inc. (a) (b)	16,949	62,881
Arch Coal, Inc. (b)	16,283	59,433
Cloud Peak Energy, Inc. (a)	4,662	85,874
Hallador Energy Co.	791	7,507
SunCoke Energy, Inc. (a)	5,340	114,810
Walter Energy, Inc. (b)	4,949	26,972
Westmoreland Coal Co. (a)	1,019	36,969

		394,446

Energy – Alternate Sources — 0.5%
Amyris, Inc. (a) (b)	2,066	7,706
Clean Energy Fuels Corp. (a) (b)	5,385	63,112

	Number of Shares	Value
Enphase Energy, Inc. (a) (b)	1,346	$11,508
FuelCell Energy, Inc. (a) (b)	16,900	40,560
FutureFuel Corp.	1,684	27,938
Green Plains Renewable Energy, Inc.	2,861	94,041
Headwaters, Inc. (a)	5,602	77,812
Pacific Ethanol, Inc. (a)	1,550	23,700
Pattern Energy Group, Inc.	3,019	99,959
Plug Power, Inc. (a)	12,786	59,838
Renewable Energy Group, Inc. (a)	2,641	30,292
REX American Resources Corp. (a)	480	35,189
Solazyme, Inc. (a) (b)	5,813	68,477

		640,132

Oil & Gas — 3.5%
Abraxas Petroleum Corp. (a)	6,279	39,307
Adams Resources & Energy, Inc.	169	13,204
Alon USA Energy, Inc.	2,004	24,930
American Eagle Energy Corp. (a)	2,325	13,927
Apco Oil and Gas International, Inc. (a)	696	10,043
Approach Resources Inc. (a) (b)	3,011	68,440
Bill Barrett Corp. (a)	3,803	101,844
Bonanza Creek Energy, Inc. (a)	2,510	143,547
BPZ Resources, Inc. (a) (b)	8,957	27,588
Callon Petroleum Co. (a)	3,094	36,045
Carrizo Oil & Gas, Inc. (a)	3,480	241,025
Clayton Williams Energy, Inc. (a)	448	61,542
Comstock Resources, Inc.	3,660	105,554
Contango Oil & Gas Co. (a)	1,331	56,315
Delek US Holdings, Inc.	4,541	128,192
Diamondback Energy, Inc. (a)	2,913	258,674
Emerald Oil, Inc. (a) (b)	4,408	33,721
Energy XXI (Bermuda) Ltd. (b)	7,171	169,462
Equal Energy Ltd.	2,742	14,862
Evolution Petroleum Corp.	1,497	16,392
EXCO Resources, Inc. (b)	11,617	68,424
Forest Oil Corp. (a)	8,933	20,367
FX Energy, Inc. (a) (b)	4,191	15,130
Gastar Exploration, Inc. (a)	4,208	36,652
Goodrich Petroleum Corp. (a) (b)	2,663	73,499
Halcon Resources Corp. (a) (b)	19,954	145,465
Harvest Natural Resources, Inc. (a)	3,222	16,078
Hercules Offshore, Inc. (a)	12,396	49,832
Isramco, Inc. (a)	68	8,644
Jones Energy, Inc. (a)	863	17,692
Kodiak Oil & Gas Corp. (a)	20,391	296,689
Magnum Hunter Resources Corp. (a)	15,209	124,714
Matador Resources Co. (a)	5,609	164,232
Midstates Petroleum Co., Inc. (a) (b)	2,844	20,562
Miller Energy Resources, Inc. (a) (b)	2,258	14,451
North Atlantic Drilling Ltd.	5,470	58,091
Northern Oil and Gas, Inc. (a) (b)	4,669	76,058
Panhandle Oil and Gas, Inc.	535	29,976
Parker Drilling Co. (a)	9,273	60,460

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Parsley Energy, Inc. (a)	3,823	$92,020
PDC Energy, Inc. (a)	2,739	172,968
Penn Virginia Corp. (a)	5,020	85,089
PetroQuest Energy, Inc. (a)	4,416	33,208
Profire Energy, Inc.	1,014	4,573
Quicksilver Resources, Inc. (a) (b)	9,508	25,386
Resolute Energy Corp. (a) (b)	5,962	51,512
Rex Energy Corp. (a)	3,678	65,137
Rosetta Resources, Inc. (a)	4,700	257,795
RSP Permian, Inc. (a)	1,676	54,369
Sanchez Energy Corp. (a) (b)	3,492	131,264
SemGroup Corp. Class A	3,261	257,130
Stone Energy Corp. (a)	4,294	200,916
Swift Energy Co. (a) (b)	3,380	43,872
Synergy Resources Corp. (a)	5,092	67,469
TransAtlantic Petroleum Ltd. (a)	1,729	19,693
Trecora Resources (a)	1,470	17,405
Triangle Petroleum Corp. (a)	5,785	67,974
VAALCO Energy, Inc. (a)	3,810	27,546
Vantage Drilling Co. (a)	15,635	30,019
Vertex Energy, Inc. (a)	902	8,758
W&T Offshore, Inc.	2,672	43,741
Warren Resources, Inc. (a)	5,713	35,421
Western Refining, Inc.	4,070	152,828

		4,807,723

Oil & Gas Services — 1.6%
Basic Energy Services, Inc. (a)	2,430	71,005
C&J Energy Services, Inc. (a)	3,516	118,771
CARBO Ceramics, Inc. (b)	1,509	232,567
Dawson Geophysical Co.	596	17,075
Exterran Holdings, Inc.	4,478	201,465
Flotek Industries, Inc. (a)	4,115	132,338
Forum Energy Technologies, Inc. (a)	4,552	165,829
Geospace Technologies Corp. (a) (b)	1,009	55,576
Glori Energy, Inc. (a)	924	10,035
Gulf Island Fabrication, Inc.	1,105	23,780
Helix Energy Solutions Group, Inc. (a)	8,060	212,059
Hornbeck Offshore Services, Inc. (a)	2,771	130,015
ION Geophysical Corp. (a)	9,875	41,673
Key Energy Services, Inc. (a)	10,036	91,729
Matrix Service Co. (a)	2,029	66,531
Mitcham Industries, Inc. (a)	960	13,421
Natural Gas Services Group, Inc. (a)	954	31,539
Newpark Resources, Inc. (a)	6,470	80,616
Pioneer Energy Services Corp. (a)	4,817	84,490
SEACOR Holdings, Inc. (a)	1,571	129,215
Tesco Corp.	2,650	56,551
TETRA Technologies, Inc. (a)	6,000	70,680
Thermon Group Holdings, Inc. (a)	2,444	64,326
Willbros Group, Inc. (a)	3,058	37,766

		2,139,052

		7,981,353

	Number of Shares	Value
Financial — 22.5%
Banks — 7.0%
1st Source Corp.	1,151	$35,244
1st United Bancorp, Inc.	2,294	19,774
American National Bankshares, Inc.	596	12,951
Ameris Bancorp (a)	1,949	42,020
Ames National Corp. (b)	631	14,601
Arrow Financial Corp. (b)	810	21,011
BancFirst Corp.	540	33,426
Banco Latinoamericano de Comercio Exterior SA	2,274	67,470
Bancorp, Inc. (a)	2,518	29,989
BancorpSouth, Inc.	7,347	180,516
Bank Mutual Corp.	3,565	20,677
Bank of Kentucky Financial Corp.	469	16,317
Bank of Marin Bancorp	455	20,743
Bank of the Ozarks, Inc.	6,095	203,878
Banner Corp.	1,495	59,247
BBCN Bancorp, Inc.	6,055	96,577
BNC Bancorp (b)	1,527	26,066
Boston Private Financial Holdings, Inc.	6,119	82,239
Bridge Bancorp, Inc.	890	21,351
Bridge Capital Holdings (a)	741	17,940
Bryn Mawr Bank Corp.	1,050	30,576
Camden National Corp.	568	22,016
Capital Bank Financial Corp. Class A (a)	1,855	43,797
Capital City Bank Group, Inc.	816	11,856
Cardinal Financial Corp.	2,418	44,636
Cascade Bancorp (a)	2,326	12,118
Cass Information Systems, Inc.	883	43,691
Cathay General Bancorp	6,093	155,737
Centerstate Banks, Inc.	2,718	30,442
Central Pacific Financial Corp.	1,308	25,964
Century Bancorp, Inc. Class A	280	9,895
Chemical Financial Corp.	2,303	64,668
Citizens & Northern Corp.	950	18,516
City Holding Co.	1,198	54,054
CNB Financial Corp.	1,077	18,094
CoBiz Financial, Inc.	2,744	29,553
Columbia Banking System, Inc.	4,023	105,845
Community Bank System, Inc.	3,113	112,691
Community Trust Bancorp, Inc.	1,181	40,410
CommunityOne Bancorp (a) (b)	886	8,594
ConnectOne Bancorp, Inc.	912	17,538
ConnectOne Bancorp, Inc. (a)	320	15,965
CU Bancorp (a)	739	14,093
Customers Bancorp, Inc. (a)	1,955	39,116
CVB Financial Corp.	8,100	129,843
Eagle Bancorp, Inc. (a)	1,727	58,286
Enterprise Bancorp, Inc.	574	11,842
Enterprise Financial Services Corp.	1,506	27,198
F.N.B. Corp.	12,736	163,276
Fidelity Southern Corp.	1,267	16,458

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial Institutions, Inc.	1,079	$25,270
First BanCorp (a)	7,977	43,395
First Bancorp	1,531	28,094
First Bancorp, Inc.	714	12,466
First Busey Corp. Class A	5,616	32,629
First Business Financial Services, Inc.	301	14,156
First Citizens BancShares, Inc. Class A	579	141,855
First Commonwealth Financial Corp.	7,196	66,347
First Community Bancshares, Inc.	1,241	17,784
First Connecticut Bancorp, Inc.	1,238	19,870
First Financial Bancorp	4,439	76,395
First Financial Bankshares, Inc. (b)	4,899	153,682
First Financial Corp.	881	28,359
First Interstate Bancsystem, Inc.	1,385	37,644
First Merchants Corp.	2,757	58,283
First Midwest Bancorp, Inc.	5,757	98,042
First NBC Bank Holding Co. (a)	1,142	38,268
The First of Long Island Corp.	629	24,581
FirstMerit Corp.	12,654	249,917
Franklin Financial Corp. (a)	739	16,036
German American Bancorp Inc.	1,022	27,676
Glacier Bancorp, Inc.	5,698	161,709
Great Southern Bancorp, Inc.	784	25,127
Guaranty Bancorp	1,153	16,027
Hampton Roads Bankshares, Inc. (a) (b)	2,626	4,543
Hancock Holding Co.	6,298	222,445
Hanmi Financial Corp.	2,458	51,815
Heartland Financial USA, Inc.	1,205	29,800
Heritage Commerce Corp.	1,638	13,382
Heritage Financial Corp.	2,307	37,120
Heritage Oaks Bancorp (a)	1,711	13,055
Home Bancshares, Inc.	4,143	135,973
Horizon Bancorp	697	15,222
Hudson Valley Holding Corp.	1,128	20,360
IBERIABANK Corp.	2,401	166,125
Independent Bank Corp.	1,822	69,928
Independent Bank Corp.	1,751	22,535
Independent Bank Group, Inc.	699	38,913
International Bancshares Corp.	4,163	112,401
Lakeland Bancorp, Inc.	2,894	31,250
Lakeland Financial Corp.	1,263	48,196
Macatawa Bank Corp. (b)	1,996	10,120
MainSource Financial Group, Inc.	1,593	27,479
MB Financial, Inc.	4,207	113,799
Mercantile Bank Corp.	1,287	29,447
Merchants Bancshares, Inc.	380	12,152
Metro Bancorp, Inc. (a)	1,064	24,600
MidSouth Bancorp, Inc.	645	12,829
MidWestOne Financial Group, Inc.	545	13,075
National Bankshares, Inc. (b)	538	16,619
National Penn Bancshares, Inc.	8,952	94,712
NBT Bancorp, Inc.	3,361	80,731
NewBridge Bancorp (a)	2,570	20,714

	Number of Shares	Value
Northrim BanCorp, Inc.	524	$13,399
Northwest Bancshares, Inc.	7,245	98,315
OFG Bancorp	3,443	63,386
Old Line Bancshares, Inc.	640	10,086
Old National Bancorp	8,087	115,482
OmniAmerican Bancorp, Inc.	894	22,350
Opus Bank (a)	392	11,392
Pacific Continental Corp.	1,402	19,249
Palmetto Bancshares, Inc. (a) (b)	347	4,993
Park National Corp. (b)	979	75,579
Park Sterling Corp.	3,394	22,366
Peapack Gladstone Financial Corp.	896	19,004
Penns Woods Bancorp, Inc.	376	17,710
Peoples Bancorp, Inc.	823	21,768
Peoples Financial Services Corp.	577	29,652
Pinnacle Financial Partners, Inc.	2,711	107,030
Preferred Bank (a)	898	21,229
PrivateBancorp, Inc.	5,481	159,278
Prosperity Bancshares, Inc.	5,336	334,034
Renasant Corp.	2,409	70,030
Republic Bancorp, Inc. Class A	779	18,478
Republic First Bancorp, Inc. (a)	2,366	11,925
S&T Bancorp, Inc.	2,268	56,360
Sandy Spring Bancorp, Inc.	1,922	47,877
Seacoast Banking Corp. of Florida (a)	1,475	16,033
ServisFirst Bancshares, Inc. (a)	48	4,149
Sierra Bancorp	954	15,073
Simmons First National Corp. Class A	1,249	49,198
South State Corp.	1,843	112,423
Southside Bancshares, Inc. (b)	1,440	41,702
Southwest Bancorp, Inc.	1,534	26,170
Square 1 Financial, Inc. Class A (a)	457	8,688
State Bank Financial Corp.	2,485	42,021
Stock Yards Bancorp, Inc.	1,119	33,458
Stonegate Bank	761	19,177
Suffolk Bancorp (a)	891	19,878
Sun Bancorp, Inc. (a)	3,292	13,201
Susquehanna Bancshares, Inc.	14,362	151,663
Talmer Bancorp, Inc. (a)	1,370	18,892
Taylor Capital Group, Inc. (a)	1,337	28,585
Texas Capital Bancshares, Inc. (a)	3,295	177,765
Tompkins Financial Corp.	1,148	55,311
TowneBank (b)	2,262	35,536
Trico Bancshares	1,214	28,092
Tristate Capital Holdings, Inc. (a)	1,688	23,851
Trustco Bank Corp.	7,192	48,043
Trustmark Corp.	5,159	127,376
UMB Financial Corp.	2,887	183,007
Umpqua Holdings Corp.	12,748	228,444
Union Bankshares Corp.	3,541	90,827
United Bankshares, Inc.	5,287	170,929
United Community Banks, Inc.	3,824	62,599
Univest Corp. of Pennsylvania	1,244	25,751

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Valley National Bancorp	15,341	$152,029
VantageSouth Bancshares, Inc. (a) (b)	1,622	9,651
Walker & Dunlop, Inc. (a)	1,418	20,008
Washington Trust Bancorp, Inc.	1,137	41,808
Webster Financial Corp.	6,912	218,004
WesBanco, Inc.	2,027	62,918
West Bancorporation, Inc.	1,223	18,626
Westamerica Bancorp. (b)	2,011	105,135
Western Alliance Bancorp (a)	5,770	137,326
Wilshire Bancorp, Inc.	5,376	55,212
Wintrust Financial Corp.	3,561	163,806
Yadkin Financial Corp. (a)	1,050	19,782

		9,534,876

Diversified Financial — 2.5%
Altisource Asset Management Corp. (a)	108	78,090
Altisource Portfolio Solutions SA (a) (b)	1,116	127,871
Altisource Residential Corp.	4,365	113,621
BGC Partners, Inc. Class A	13,335	99,212
Blackhawk Network Holdings, Inc. (a)	4,025	113,586
Calamos Asset Management, Inc. Class A	1,305	17,474
CIFC Corp. (b)	439	3,955
Cohen & Steers, Inc. (b)	1,483	64,333
Consumer Portfolio Services, Inc. (a)	1,614	12,299
Cowen Group, Inc. Class A (a)	8,831	37,267
Credit Acceptance Corp. (a)	540	66,474
Diamond Hill Investment Group, Inc.	220	28,098
Ellie Mae, Inc. (a) (b)	2,138	66,556
Encore Capital Group, Inc. (a) (b)	1,959	88,978
Evercore Partners, Inc. Class A	2,531	145,887
FBR & Co. (a)	716	19,425
Federal Agricultural Mortgage Corp. Class C	808	25,113
Financial Engines, Inc. (b)	3,937	178,267
First Financial Northwest	1,078	11,718
FXCM, Inc. (b)	3,486	52,151
Gain Capital Holdings, Inc.	1,772	13,946
GAMCO Investors, Inc. Class A	491	40,778
GFI Group, Inc.	5,922	19,661
Greenhill & Co., Inc. (b)	2,158	106,282
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	1,668	23,919
Higher One Holdings, Inc. (a)	2,684	10,226
INTL. FCStone, Inc. (a)	1,180	23,506
Investment Technology Group, Inc. (a)	2,756	46,521
Janus Capital Group, Inc. (b)	11,441	142,784
JGWPT Holdings, Inc. Class A (a) (b)	902	10,157
KCG Holdings, Inc. Class A (a)	4,042	48,019
Ladder Capital Corp. (a)	1,161	20,979
Ladenburg Thalmann Financial Services, Inc. (a)	7,647	24,088

	Number of Shares	Value
Manning & Napier, Inc.	1,024	$17,674
MarketAxess Holdings, Inc.	2,888	156,125
Marlin Business Services Corp.	669	12,169
Moelis & Co. (a) (b)	563	18,922
Nelnet, Inc. Class A	1,594	66,039
NewStar Financial, Inc. (a)	2,041	28,696
Nicholas Financial, Inc.	786	11,287
Oppenheimer Holdings, Inc. Class A	781	18,736
Outerwall, Inc. (a) (b)	1,562	92,705
PennyMac Financial Services, Inc. Class A (a)	1,001	15,205
Piper Jaffray Cos., Inc. (a)	1,243	64,350
Portfolio Recovery Associates, Inc. (a)	3,831	228,059
Pzena Investment Management, Inc. Class A	889	9,921
RCS Capital Corp. (b)	316	6,709
Regional Management Corp. (a)	816	12,624
Silvercrest Asset Management Group, Inc.	453	7,796
Springleaf Holdings, Inc. (a) (b)	1,868	48,475
Stifel Financial Corp. (a)	5,012	237,318
Stonegate Mortgage Corp. (a) (b)	1,094	15,261
SWS Group, Inc. (a)	2,281	16,606
Virtus Investment Partners, Inc. (a)	541	114,557
WageWorks, Inc. (a)	2,686	129,492
Westwood Holdings Group, Inc.	561	33,682
WisdomTree Investments, Inc. (a) (b)	8,234	101,772
World Acceptance Corp. (a) (b)	642	48,766

		3,394,187

Insurance — 2.8%
Ambac Financial Group, Inc. (a)	3,448	94,165
American Equity Investment Life Holding Co.	5,688	139,925
AMERISAFE, Inc.	1,438	58,484
AmTrust Financial Services, Inc. (b)	2,299	96,121
Argo Group International Holdings Ltd.	2,003	102,373
Atlas Financial Holdings, Inc. (a)	880	13,341
Baldwin & Lyons, Inc. Class B	713	18,495
Citizens, Inc. (a) (b)	3,308	24,479
CNO Financial Group, Inc.	16,675	296,815
Crawford & Co. Class B	2,141	21,581
Donegal Group, Inc. Class A	634	9,700
eHealth, Inc. (a)	1,464	55,588
EMC Insurance Group, Inc.	387	11,912
Employers Holdings, Inc.	2,416	51,171
Enstar Group Ltd. (a)	653	98,427
Essent Group Ltd. (a)	3,187	64,027
FBL Financial Group, Inc. Class A	740	34,040
Federated National Holding Co.	865	22,058
Fidelity & Guaranty Life	878	21,019
First American Financial Corp.	8,176	227,211

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Global Indemnity PLC (a)	615	$15,984
Greenlight Capital Re Ltd. Class A (a)	2,163	71,249
Hallmark Financial Services, Inc. (a)	1,053	11,320
HCI Group, Inc.	689	27,973
Heritage Insurance Holdings, Inc. (a)	525	7,985
Horace Mann Educators Corp.	3,118	97,500
Independence Holding Co.	564	7,969
Infinity Property & Casualty Corp.	883	59,364
Kansas City Life Insurance Co.	284	12,916
Kemper Corp.	3,557	131,111
Maiden Holdings Ltd.	3,827	46,268
Meadowbrook Insurance Group, Inc.	3,798	27,308
MGIC Investment Corp. (a)	25,900	239,316
Montpelier Re Holdings Ltd.	2,997	95,754
National General Holdings Corp.	2,715	47,241
National Interstate Corp.	526	14,739
National Western Life Insurance Co. Class A	171	42,649
The Navigators Group, Inc. (a)	809	54,244
NMI Holdings, Inc. (a)	3,866	40,593
OneBeacon Insurance Group Ltd. Class A	1,711	26,589
The Phoenix Cos., Inc. (a)	428	20,711
Platinum Underwriters Holdings Ltd.	2,061	133,656
Primerica, Inc.	4,180	200,013
Radian Group, Inc.	14,612	216,404
RLI Corp.	3,298	150,982
Safety Insurance Group, Inc.	997	51,226
Selective Insurance Group, Inc.	4,304	106,395
State Auto Financial Corp. Class A	1,168	27,366
Stewart Information Services Corp.	1,630	50,546
Symetra Financial Corp.	5,771	131,233
Third Point Reinsurance Ltd. (a)	4,347	66,335
United Fire Group, Inc.	1,579	46,296
United Insurance Holdings Corp.	1,273	21,972
Universal Insurance Holdings, Inc.	2,384	30,921

		3,793,060

Investment Companies — 0.2%
Arlington Asset Investment Corp. (b)	1,474	40,284
Caesars Acquisition Co. Class A (a)	3,499	43,283
Home Loan Servicing Solutions Ltd.	5,433	123,492

		207,059

Real Estate — 0.7%
Alexander & Baldwin, Inc.	3,730	154,608
AV Homes, Inc. (a)	865	14,143
Consolidated-Tomoka Land Co.	328	15,055
Forestar Real Esate Group, Inc. (a)	2,670	50,970
Geo Group, Inc. The (United States)	5,548	198,230
HFF, Inc.	2,511	93,384
Hilltop Holdings Inc. (a)	5,206	110,680
Kennedy-Wilson Holdings, Inc.	5,497	147,429
Marcus & Millichap, Inc. (a)	613	15,638

	Number of Shares	Value
RE/MAX Holdings, Inc. Class A (b)	814	$24,086
Terreno Realty Corp.	2,532	48,944
The St. Joe Co. (a)	4,834	122,929

		996,096

Real Estate Investment Trusts (REITS) — 7.8%
Acadia Realty Trust	4,390	123,315
AG Mortgage Investment Trust, Inc.	2,194	41,532
Agree Realty Corp.	1,150	34,765
Alexander’s, Inc.	161	59,485
American Assets Trust, Inc.	2,743	94,771
American Capital Mortgage Investment Corp.	3,917	78,418
American Realty Capital Healthcare Trust, Inc.	12,954	141,069
American Residential Properties, Inc. (a) (b)	2,462	46,162
AmREIT, Inc. Class B	1,521	27,834
Anworth Mortgage Asset Corp.	9,734	50,227
Apollo Commercial Real Estate Finance, Inc.	3,554	58,605
Apollo Residential Mortgage, Inc.	2,433	40,680
Ares Commercial Real Estate Corp.	2,186	27,128
Armada Hoffler Properties, Inc.	1,418	13,726
ARMOUR Residential REIT, Inc.	27,341	118,387
Ashford Hospitality Prime, Inc.	1,940	33,290
Ashford Hospitality Trust	5,361	61,866
Associated Estates Realty Corp.	4,416	79,576
Aviv REIT, Inc.	1,504	42,368
Campus Crest Communities, Inc.	4,951	42,876
Capstead Mortgage Corp. (b)	7,327	96,350
CareTrust REIT, Inc. (a)	1,529	30,274
Catchmark Timber Trust, Inc. Class A	890	12,166
Cedar Realty Trust, Inc.	6,071	37,944
Chambers Street Properties (b)	18,139	145,838
Chatham Lodging Trust	2,029	44,435
Chesapeake Lodging Trust	3,827	115,690
Colony Financial, Inc.	7,068	164,119
CorEnergy Infrastructure Trust, Inc.	2,414	17,888
Coresite Realty Corp.	1,621	53,606
Cousins Properties, Inc.	15,183	189,028
CubeSmart	11,044	202,326
CYS Investments, Inc.	12,403	111,875
DCT Industrial Trust Inc.	25,173	206,670
DiamondRock Hospitality Co.	14,976	191,992
DuPont Fabros Technology, Inc.	4,893	131,915
Dynex Capital, Inc.	4,187	37,055
Eastgroup Properties	2,395	153,831
Education Realty Trust, Inc.	8,751	93,986
Empire State Realty Trust, Inc. Class A (b)	7,014	115,731
EPR Properties	4,090	228,508
Equity One, Inc.	4,711	111,132

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Excel Trust, Inc.	3,706	$49,401
FelCor Lodging Trust, Inc.	9,499	99,834
First Industrial Realty Trust, Inc.	8,432	158,859
First Potomac Realty Trust	4,539	59,552
Franklin Street Properties Corp.	6,927	87,142
Getty Realty Corp.	1,980	37,778
Gladstone Commercial Corp.	1,230	21,980
Glimcher Realty Trust	11,100	120,213
Government Properties Income Trust	4,188	106,333
Gramercy Property Trust, Inc. (b)	8,996	54,426
Hatteras Financial Corp.	7,388	146,356
Healthcare Realty Trust, Inc.	7,352	186,888
Hersha Hospitality Trust	15,352	103,012
Highwoods Properties, Inc.	6,889	288,994
Hudson Pacific Properties, Inc.	4,201	106,453
Inland Real Estate Corp.	6,672	70,923
Invesco Mortgage Capital, Inc.	9,423	163,583
Investors Real Estate Trust	8,136	74,933
iStar Financial, Inc. (a)	6,498	97,340
Kite Realty Group Trust	10,033	61,603
LaSalle Hotel Properties	7,964	281,050
Lexington Realty Trust (b)	15,735	173,242
LTC Properties, Inc.	2,667	104,120
Mack-Cali Realty Corp.	6,786	145,763
Medical Properties Trust, Inc.	13,199	174,755
Monmouth Real Estate Investment Corp. Class A	4,267	42,841
National Health Investors, Inc.	2,530	158,277
New Residential Investment Corp.	21,574	135,916
New York Mortgage Trust, Inc. (b)	6,985	54,553
New York REIT, Inc. (b)	13,477	149,056
One Liberty Properties, Inc.	940	20,060
Owens Realty Mortgage, Inc.	824	16,027
Parkway Properties, Inc.	5,446	112,460
Pebblebrook Hotel Trust	4,891	180,771
Pennsylvania Real Estate Investment Trust	5,261	99,012
PennyMac Mortgage Investment Trust	5,662	124,224
Physicians Realty Trust	2,622	37,731
PS Business Parks, Inc.	1,489	124,317
QTS Realty Trust, Inc. (b)	917	26,254
RAIT Financial Trust (b)	6,301	52,109
Ramco-Gershenson Properties Trust	5,229	86,906
Redwood Trust, Inc.	6,349	123,615
Resource Capital Corp.	9,870	55,568
Retail Opportunity Investments Corp.	5,727	90,086
Rexford Industrial Realty, Inc.	2,183	31,086
RLJ Lodging Trust	10,019	289,449
Rouse Properties, Inc. (b)	2,842	48,627
Ryman Hospitality Properties, Inc. (b)	3,322	159,954
Sabra Health Care REIT, Inc.	3,623	104,016
Saul Centers, Inc.	746	36,256
Select, Inc. REIT	2,816	83,466

	Number of Shares	Value
Silver Bay Realty Trust Corp. (b)	2,941	$47,997
Sovran Self Storage, Inc.	2,524	194,979
STAG Industrial, Inc.	3,968	95,272
Starwood Waypoint Residential Trust (a)	2,994	78,473
Strategic Hotels & Resorts, Inc. (a)	18,913	221,471
Summit Hotel Properties, Inc.	6,545	69,377
Sun Communities, Inc.	3,135	156,248
Sunstone Hotel Investors, Inc.	14,031	209,483
Trade Street Residential, Inc.	1,424	10,666
UMH Properties, Inc.	1,459	14,634
Universal Health Realty Income Trust	919	39,958
Urstadt Biddle Properties, Inc. Class A	1,928	40,257
Walter Investment Management Corp. (a) (b)	2,881	85,796
Washington Real Estate Investment Trust	5,099	132,472
Western Asset Mortgage Capital Corp.	3,198	45,316
Whitestone REIT	1,679	25,034
Winthrop Realty Trust	2,786	42,765

		10,635,807

Savings & Loans — 1.5%
Astoria Financial Corp.	6,632	89,200
Banc of California, Inc. (b)	2,274	24,787
BankFinancial Corp.	1,424	15,892
BBX Capital Corp. (a)	658	11,844
Beneficial Mutual Bancorp, Inc. (a)	2,247	30,469
Berkshire Hills Bancorp, Inc.	1,923	44,652
BofI Holding, Inc. (a)	1,086	79,788
Brookline Bancorp, Inc.	5,350	50,130
Capitol Federal Financial, Inc.	10,953	133,188
Charter Financial Corp.	1,707	18,948
Clifton Bancorp, Inc.	2,019	25,581
Dime Community Bancshares, Inc.	2,504	39,538
ESB Financial Corp.	962	12,448
EverBank Financial Corp.	6,972	140,556
First Defiance Financial Corp.	749	21,496
Flagstar Bancorp, Inc. (a)	1,560	28,236
Flushing Financial Corp.	2,317	47,614
Fox Chase Bancorp, Inc.	900	15,174
HomeStreet, Inc.	1,136	20,868
HomeTrust Bancshares, Inc. (a)	1,580	24,917
Investors Bancorp, Inc.	27,393	302,693
Kearny Financial Corp. (a)	1,073	16,245
Meridian Interstate Bancorp, Inc. (a)	653	16,769
Meta Financial Group, Inc.	468	18,720
NASB Financial, Inc.	261	6,173
Northfield Bancorp, Inc.	4,110	53,882
OceanFirst Financial Corp.	1,053	17,438
Oritani Financial Corp.	3,513	54,065

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pacific Premier Bancorp, Inc. (a)	1,318	$18,571
Provident Financial Services, Inc.	4,627	80,140
Sterling Bancorp/DE	6,401	76,812
Territorial Bancorp, Inc.	665	13,885
United Community Financial Corp. (a)	3,934	16,247
United Financial Bancorp, Inc.	4,064	55,067
ViewPoint Financial Group	3,058	82,291
Washington Federal, Inc.	7,753	173,900
Waterstone Financial, Inc.	2,628	29,985
WSFS Financial Corp.	682	50,243

		1,958,452

		30,519,537

Industrial — 14.2%
Aerospace & Defense — 1.5%
AAR Corp.	3,029	83,479
Aerovironment, Inc. (a)	1,455	46,269
Astronics Corp. (a)	1,201	67,797
Cubic Corp.	1,586	70,593
Curtiss-Wright Corp.	3,689	241,851
Ducommun, Inc. (a)	840	21,949
Erickson Air-Crane, Inc. (a) (b)	465	7,556
Esterline Technologies Corp. (a)	2,435	280,317
GenCorp, Inc. (a) (b)	4,581	87,497
HEICO Corp.	5,089	264,323
Kaman Corp.	2,097	89,605
Kratos Defense & Security Solutions, Inc. (a)	3,471	27,074
LMI Aerospace, Inc. (a) (b)	791	10,346
M/A-COM Technology Solutions Holdings, Inc. (a)	920	20,682
Moog, Inc. Class A (a)	3,406	248,263
Orbital Sciences Corp. (a)	4,635	136,964
SIFCO Industries, Inc.	194	6,053
Teledyne Technologies, Inc. (a)	2,873	279,169

		1,989,787

Building Materials — 1.1%
AAON, Inc.	2,155	72,236
Apogee Enterprises, Inc.	2,236	77,947
Aspen Aerogels, Inc. (a)	548	6,055
Boise Cascade Co. (a)	3,014	86,321
Builders FirstSource, Inc. (a)	3,492	26,120
Comfort Systems USA, Inc.	2,883	45,551
Continental Building Products, Inc. (a)	899	13,845
Drew Industries, Inc.	1,812	90,618
Gibraltar Industries, Inc. (a)	2,334	36,200
Louisiana-Pacific Corp. (a)	10,798	162,186
LSI Industries, Inc.	1,629	12,999
Masonite International Corp. (a)	2,252	126,698
NCI Building Systems, Inc. (a)	2,148	41,736
Nortek, Inc. (a)	701	62,922

	Number of Shares	Value
Patrick Industries, Inc. (a)	623	$29,026
PGT, Inc. (a)	3,614	30,611
Ply Gem Holdings, Inc. (a)	1,635	16,514
Quanex Building Products Corp.	2,891	51,662
Simpson Manufacturing Co., Inc.	3,152	114,607
Stock Building Supply Holdings, Inc. (a)	1,115	21,999
Texas Industries, Inc. (a)	1,701	157,104
Trex Co., Inc. (a)	2,570	74,067
Universal Forest Products, Inc.	1,535	74,094
US Concrete, Inc. (a)	1,082	26,779

		1,457,897

Electrical Components & Equipment — 1.2%
Advanced Energy Industries, Inc. (a)	3,146	60,560
Belden, Inc.	3,337	260,820
Capstone Turbine Corp. (a) (b)	25,185	38,029
Encore Wire Corp.	1,584	77,679
EnerSys	3,591	247,025
Generac Holdings, Inc. (a)	5,268	256,762
General Cable Corp.	3,724	95,558
GrafTech International Ltd. (a)	8,961	93,732
Graham Corp.	761	26,490
Greatbatch, Inc. (a)	1,902	93,312
Insteel Industries, Inc.	1,398	27,471
Littelfuse, Inc.	1,727	160,525
Powell Industries, Inc.	712	46,551
PowerSecure International Inc. (a) (b)	1,712	16,675
Revolution Lighting Technologies, Inc. (a) (b)	2,593	5,964
Universal Display Corp. (a) (b)	3,119	100,120
Vicor Corp. (a)	1,225	10,266

		1,617,539

Electronics — 2.2%
American Science & Engineering, Inc.	601	41,824
Analogic Corp.	951	74,406
Applied Optoelectronics, Inc. (a)	1,131	26,239
Badger Meter, Inc.	1,102	58,020
Bel Fuse, Inc. Class B	774	19,869
Benchmark Electronics, Inc. (a)	4,126	105,130
Brady Corp. Class A	3,672	109,683
Checkpoint Systems, Inc. (a)	3,187	44,586
Coherent, Inc. (a)	1,903	125,922
Control4 Corp. (a) (b)	875	17,115
CTS Corp.	2,588	48,396
CUI Global, Inc. (a)	1,578	13,255
Daktronics, Inc.	2,891	34,461
Electro Scientific Industries, Inc.	1,865	12,701
Fabrinet (a)	2,686	55,332
Faro Technologies, Inc. (a)	1,311	64,396
FEI Co.	3,233	293,330
Fluidigm Corp. (a)	2,147	63,122
GoPro, Inc. (a)	8	324

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
II-VI, Inc. (a)	4,044	$58,476
Imprivata, Inc. (a)	45	737
InvenSense, Inc. (a) (b)	5,439	123,411
Itron, Inc. (a)	3,010	122,055
Kemet Corp. (a)	3,418	19,654
Measurement Specialties, Inc. (a)	1,222	105,178
Mesa Laboratories, Inc.	213	17,883
Methode Electronics, Inc.	2,901	110,847
Multi-Fineline Electronix, Inc. (a)	670	7,397
Newport Corp. (a)	3,032	56,092
NVE Corp. (a)	374	20,791
OSI Systems, Inc. (a)	1,528	101,994
Park Electrochemical Corp.	1,611	45,446
Plexus Corp. (a)	2,596	112,381
Rofin-Sinar Technologies, Inc. (a)	2,146	51,590
Rogers Corp. (a)	1,387	92,027
Sanmina Corp. (a)	6,299	143,491
Sparton Corp. (a)	768	21,304
Stoneridge, Inc. (a)	2,161	23,166
Taser International, Inc. (a)	4,129	54,916
TTM Technologies, Inc. (a)	4,126	33,833
Turtle Beach Corp. (a)	536	4,953
Viasystems Group, Inc. (a)	398	4,334
Vishay Precision Group, Inc. (a)	975	16,049
Watts Water Technologies, Inc. Class A	2,181	134,633
Woodward, Inc.	5,074	254,613

		2,945,362

Engineering & Construction — 0.7%
Aegion Corp. (a)	2,907	67,646
Argan, Inc.	958	35,724
Dycom Industries, Inc. (a)	2,598	81,343
EMCOR Group, Inc.	5,151	229,374
Engility Holdings, Inc. (a)	1,331	50,924
Granite Construction, Inc.	2,994	107,724
Layne Christensen Co. (a)	1,486	19,764
McDermott International, Inc. (a)	18,163	146,939
Mistras Group, Inc. (a)	1,234	30,258
MYR Group, Inc. (a)	1,637	41,465
Orion Marine Group, Inc. (a)	2,076	22,483
Sterling Construction Co., Inc. (a)	1,435	13,460
Tutor Perini Corp. (a)	2,839	90,110
VSE Corp.	323	22,713

		959,927

Environmental Controls — 0.6%
Advanced Emissions Solutions, Inc. (a)	1,648	37,789
Calgon Carbon Corp. (a)	4,077	91,039
Casella Waste Systems, Inc. Class A (a)	2,980	14,930
Ceco Environmental Corp.	1,609	25,084
Darling International, Inc. (a)	12,593	263,194

	Number of Shares	Value
Energy Recovery, Inc. (a) (b)	2,947	$14,499
Heritage-Crystal Clean, Inc. (a)	701	13,761
MSA Safety, Inc.	2,260	129,905
Nuverra Environmental Solutions, Inc. (a) (b)	1,153	23,187
Quest Resource Holding Corp. (a)	974	5,074
Rentech, Inc. (a)	17,307	44,825
Tetra Technologies, Inc.	4,971	136,702
US Ecology, Inc.	1,649	80,719

		880,708

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	3,653	147,325

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.	1,445	63,407
Hyster-Yale Materials Handling, Inc.	787	69,681

		133,088

Machinery – Diversified — 1.2%
Alamo Group, Inc.	548	29,641
Albany International Corp. Class A	2,142	81,310
Altra Industrial Motion Corp.	2,072	75,400
Applied Industrial Technologies, Inc.	3,196	162,133
Briggs & Stratton Corp.	3,580	73,247
Chart Industries, Inc. (a)	2,332	192,950
Cognex Corp. (a)	6,646	255,206
Columbus McKinnon Corp.	1,521	41,143
DXP Enterprises, Inc. (a)	991	74,860
The ExOne Co. (a) (b)	759	30,072
Global Power Equipment Group, Inc.	1,299	20,992
Gorman-Rupp Co.	1,443	51,039
Hurco Cos., Inc.	505	14,241
Intevac, Inc. (a)	1,830	14,658
iRobot Corp. (a) (b)	2,255	92,342
Kadant, Inc.	860	33,067
Lindsay Corp. (b)	984	83,119
Manitex International, Inc. (a)	1,079	17,523
NACCO Industries, Inc. Class A	371	18,773
Power Solutions International, Inc. (a)	343	24,686
Proto Labs, Inc. (a) (b)	1,732	141,885
Tennant Co.	1,410	107,611
Twin Disc, Inc.	646	21,350

		1,657,248

Manufacturing — 1.8%
Actuant Corp. Class A	5,437	187,957
American Railcar Industries, Inc. (b)	730	49,472
ARC Group Worldwide, Inc. (a)	235	3,572
AZZ, Inc.	1,958	90,225
Barnes Group, Inc.	4,147	159,825
Blount International, Inc. (a)	3,798	53,590
The Brink’s Co.	3,712	104,753
Chase Corp.	523	17,855
CLARCOR, Inc.	3,861	238,803

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
EnPro Industries, Inc. (a)	1,739	$127,225
ESCO Technologies, Inc.	2,029	70,285
Federal Signal Corp.	4,787	70,130
FreightCar America, Inc.	905	22,661
GP Strategies Corp. (a)	1,138	29,451
Griffon Corp.	3,052	37,845
Handy & Harman Ltd. (a)	381	10,199
Harsco Corp.	6,181	164,600
John Bean Technologies Corp.	2,215	68,643
Koppers Holdings, Inc.	1,565	59,861
LSB Industries, Inc. (a)	1,484	61,838
Lydall, Inc. (a)	1,290	35,307
Matthews International Corp. Class A	2,092	86,965
Myers Industries, Inc.	2,114	42,470
NL Industries, Inc.	520	4,831
Park-Ohio Holdings Corp.	674	39,166
Polypore International, Inc. (a) (b)	3,450	164,669
Raven Industries, Inc.	2,788	92,394
Smith & Wesson Holding Corp. (a) (b)	4,204	61,126
Standex International Corp.	973	72,469
Sturm, Ruger & Co., Inc. (b)	1,481	87,394
Tredegar Corp.	1,914	44,807
Trimas Corp. (a)	3,461	131,968

		2,492,356

Metal Fabricate & Hardware — 0.9%
A.M. Castle & Co. (a)	1,438	15,876
Ampco-Pittsburgh Corp.	623	14,292
Circor International, Inc.	1,346	103,817
Commercial Metals Co.	9,014	156,032
Dynamic Materials Corp.	1,080	23,900
Global Brass & Copper Holdings, Inc.	1,634	27,615
Haynes International, Inc.	948	53,647
L.B. Foster Co. Class A	795	43,025
Mueller Industries, Inc.	4,341	127,669
Mueller Water Products, Inc. Class A	12,198	105,391
NN, Inc.	1,359	34,763
Northwest Pipe Co. (a)	739	29,804
Omega Flex, Inc.	198	3,885
RBC Bearings, Inc.	1,778	113,881
Rexnord Corp. (a)	5,750	161,862
Sun Hydraulics Corp.	1,703	69,142
Worthington Industries, Inc.	3,938	169,491

		1,254,092

Packaging & Containers — 0.4%
AEP Industries, Inc. (a)	339	11,821
Berry Plastics Group, Inc. (a)	6,884	177,607
Graphic Packaging Holding Co. (a)	25,018	292,711
UFP Technologies, Inc. (a)	465	11,202

		493,341

Transportation — 2.1%
Air Transport Services Group, Inc. (a)	3,991	33,405
ArcBest Corp.	1,990	86,585

	Number of Shares	Value
Ardmore Shipping Corp.	1,380	$19,085
Atlas Air Worldwide Holdings, Inc. (a)	1,932	71,194
Baltic Trading Ltd.	3,769	22,539
Bristow Group, Inc.	2,719	219,206
CAI International, Inc. (a)	1,324	29,141
Celadon Group, Inc.	1,602	34,155
CHC Group Ltd. (a)	2,561	21,615
DHT Holdings, Inc.	5,311	38,239
Dorian LPG Ltd. (a)	559	12,851
Echo Global Logistics, Inc. (a)	1,798	34,468
Era Group, Inc. (a)	1,548	44,397
Forward Air Corp.	2,389	114,314
Frontline Ltd. (a) (b)	5,073	14,813
GasLog Ltd.	3,222	102,750
GulfMark Offshore, Inc. Class A	2,069	93,477
Heartland Express, Inc.	4,160	88,774
Hub Group, Inc. Class A (a)	2,815	141,876
International Shipholding Corp.	417	9,558
Knight Transportation, Inc.	4,579	108,843
Knightsbridge Tankers Ltd.	2,569	36,454
Marten Transport Ltd.	1,805	40,342
Matson, Inc.	3,300	88,572
Navios Maritime Acq Corp.	6,295	23,354
Navios Maritime Holdings, Inc.	6,074	61,469
Nordic American Tanker Shipping Ltd. (b)	6,847	65,252
PAM Transportation Services, Inc. (a)	247	6,906
Patriot Transportation Holding, Inc. (a)	519	18,149
PHI, Inc. (a)	956	42,609
Quality Distribution, Inc. (a)	2,093	31,102
Roadrunner Transportation Systems, Inc. (a)	2,132	59,909
Safe Bulkers, Inc.	2,979	29,075
Saia, Inc. (a)	1,887	82,896
Scorpio Bulkers, Inc. (a)	10,319	91,839
Scorpio Tankers, Inc. (b)	15,282	155,418
Ship Finance International Ltd. (b)	4,521	84,045
Swift Transportation Co. (a)	6,502	164,045
Teekay Tankers Ltd. Class A (b)	4,761	20,425
Ultrapetrol Bahamas Ltd. (a) (b)	1,663	4,939
Universal Truckload Services, Inc.	503	12,756
USA Truck, Inc. (a)	479	8,905
UTI Worldwide, Inc.	6,956	71,925
Werner Enterprises, Inc.	3,419	90,638
XPO Logistics, Inc. (a) (b)	4,020	115,052
YRC Worldwide, Inc. (a) (b)	2,400	67,464

		2,814,825

Trucking & Leasing — 0.3%
Aircastle Ltd.	4,945	87,873
General Finance Corp. (a)	845	8,027
TAL International Group, Inc. (b)	2,593	115,025
Textainer Group Holdings Ltd. (b)	1,664	64,264

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Greenbrier Cos., Inc. (a)	2,111	$121,594

		396,783

		19,240,278

Technology — 10.1%
Computers — 2.1%
A10 Networks, Inc. (a)	974	12,954
Agilysys, Inc. (a)	1,130	15,910
CACI International, Inc. Class A (a)	1,794	125,957
Carbonite, Inc. (a)	1,357	16,243
Ciber, Inc. (a)	5,863	28,963
Computer Task Group, Inc.	1,125	18,518
Cray, Inc. (a)	3,114	82,832
Datalink Corp. (a)	1,523	15,230
Digimarc Corp.	505	16,463
Dot Hill Systems Corp. (a)	4,591	21,578
Electronics for Imaging, Inc. (a)	3,565	161,138
FleetMatics Group PLC (a) (b)	2,858	92,428
Furmanite Corp. (a)	2,875	33,465
Fusion-io, Inc. (a)	8,264	93,383
iGATE Corp. (a)	2,815	102,438
Immersion Corp. (a)	2,174	27,653
j2 Global, Inc.	3,640	185,130
The KEYW Holding Corp. (a) (b)	2,488	31,274
LivePerson, Inc. (a)	4,179	42,417
LogMeIn, Inc. (a)	1,859	86,667
Luxoft Holding, Inc. (a)	600	21,636
Manhattan Associates, Inc. (a)	5,801	199,728
Maxwell Technologies, Inc. (a)	2,276	34,436
Mentor Graphics Corp.	7,424	160,136
Mercury Computer Systems, Inc. (a)	2,589	29,359
MTS Systems Corp.	1,159	78,534
Netscout Systems, Inc. (a)	2,789	123,664
Nimble Storage, Inc. (a)	708	21,750
Quantum Corp. (a) (b)	17,129	20,897
RealD, Inc. (a)	3,102	39,582
Silicon Graphics International Corp. (a)	2,592	24,935
Silver Spring Networks, Inc. (a)	2,679	35,711
Spansion, Inc. Class A (a)	4,618	97,301
Super Micro Computer, Inc. (a)	2,641	66,738
Sykes Enterprises, Inc. (a)	3,027	65,777
Synaptics, Inc. (a)	2,757	249,895
Syntel, Inc. (a)	1,188	102,120
Unisys Corp. (a)	3,916	96,882
Varonis Systems, Inc. (a)	389	11,285
Violin Memory, Inc. (a) (b)	6,133	27,169
Virtusa Corp. (a)	1,991	71,278

		2,789,454

Office Equipment/Supplies — 0.0%
Arc Document Solutions, Inc. (a)	3,147	18,441
Eastman Kodak Co. (a)	1,351	33,059

		51,500

	Number of Shares	Value
Semiconductors — 3.3%
Aeroflex Holding Corp. (a)	1,511	$15,865
Alpha & Omega Semiconductor Ltd. (a)	1,652	15,314
Ambarella, Inc. (a) (b)	2,204	68,721
Amkor Technology, Inc. (a)	6,530	73,005
Applied Micro Circuits Corp. (a)	5,966	64,492
Axcelis Technologies, Inc. (a)	8,511	17,022
Brooks Automation, Inc.	5,146	55,422
Cabot Microelectronics Corp. (a)	1,845	82,379
Cascade Microtech, Inc. (a)	976	13,332
Cavium, Inc. (a)	4,044	200,825
Ceva, Inc. (a)	1,591	23,499
Cirrus Logic, Inc. (a)	4,748	107,970
Cohu, Inc.	1,904	20,373
Cypress Semiconductor Corp.	12,023	131,171
Diodes, Inc. (a)	2,784	80,625
DSP Group, Inc. (a)	1,732	14,705
Emulex Corp. (a)	6,160	35,112
Entegris, Inc. (a)	10,648	146,357
Entropic Communications, Inc. (a)	6,761	22,514
Exar Corp. (a)	3,065	34,634
Fairchild Semiconductor International, Inc. (a)	9,559	149,120
Formfactor, Inc. (a)	4,284	35,643
GSI Group, Inc. (a)	2,347	29,877
GT Advanced Technologies, Inc. (a) (b)	10,411	193,645
Hittite Microwave Corp.	2,400	187,080
Inphi Corp. (a)	2,397	35,188
Integrated Device Technology, Inc. (a)	10,252	158,496
Integrated Silicon Solution, Inc. (a)	2,288	33,794
International Rectifier Corp. (a)	5,454	152,167
Intersil Corp. Class A	9,873	147,601
IXYS Corp.	1,871	23,051
Kopin Corp. (a)	4,905	15,990
Lattice Semiconductor Corp. (a)	9,005	74,291
MaxLinear, Inc. Class A (a)	2,130	21,449
Micrel, Inc.	3,410	38,465
Microsemi Corp. (a)	7,272	194,599
MKS Instruments, Inc.	4,102	128,146
Monolithic Power Systems, Inc.	2,953	125,060
Nanometrics, Inc. (a)	1,835	33,489
OmniVision Technologies, Inc. (a)	4,291	94,316
Peregrine Semiconductor Corp. (a) (b)	2,090	14,337
Pericom Semiconductor Corp. (a)	1,746	15,784
Photronics, Inc. (a)	4,706	40,472
PLX Technology, Inc. (a)	3,102	20,070
PMC-Sierra, Inc. (a)	13,266	100,954
Power Integrations, Inc.	2,327	133,896
QLogic Corp. (a)	6,675	67,351
QuickLogic Corp. (a)	4,220	21,817
Rambus, Inc. (a)	8,703	124,453
Rubicon Technology, Inc. (a) (b)	2,002	17,517
Rudolph Technologies, Inc. (a)	2,552	25,214

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semtech Corp. (a)	5,145	$134,542
Silicon Image, Inc. (a)	5,968	30,079
Silicon Laboratories, Inc. (a)	3,325	163,756
Tessera Technologies, Inc.	4,092	90,351
TriQuint Semiconductor, Inc. (a)	13,112	207,301
Ultra Clean Holdings, Inc. (a)	2,253	20,390
Ultratech, Inc. (a)	2,160	47,909
Veeco Instruments, Inc. (a)	3,064	114,165
Vitesse Semiconductor Corp. (a)	3,682	12,703
Xcerra Corp. (a)	3,661	33,315

		4,531,180

Software — 4.7%
2U, Inc. (a) (b)	785	13,196
ACI Worldwide, Inc. (a)	2,903	162,074
Actuate Corp. (a)	3,486	16,628
Acxiom Corp. (a)	5,890	127,754
Advent Software, Inc.	3,939	128,293
Amber Road, Inc. (a) (b)	683	11,017
American Software, Inc. /Georgia Class A	1,893	18,703
Aspen Technology, Inc. (a)	7,047	326,981
Audience, Inc. (a)	1,072	12,821
AVG Technologies NV (a)	2,665	53,646
Benefitfocus, Inc. (a) (b)	367	16,963
Blackbaud, Inc.	3,521	125,841
Bottomline Technologies, Inc. (a)	3,015	90,209
BroadSoft, Inc. (a)	2,198	58,005
Callidus Software, Inc. (a)	3,519	42,017
Castlight Health, Inc. (a) (b)	991	15,063
CommVault Systems, Inc. (a)	3,609	177,455
Computer Programs & Systems, Inc.	849	53,996
Compuware Corp.	16,818	168,012
Cornerstone OnDemand, Inc. (a)	4,068	187,209
CSG Systems International, Inc.	2,591	67,651
Cvent, Inc. (a)	1,374	39,970
Demandware, Inc. (a)	2,299	159,482
Digi International, Inc. (a)	1,899	17,889
E2open, Inc. (a) (b)	1,776	36,710
Ebix, Inc. (b)	2,310	33,056
Envestnet, Inc. (a)	2,606	127,485
EPAM Systems, Inc. (a)	2,725	119,219
EPIQ Systems, Inc.	2,352	33,046
Everyday Health, Inc. (a) (b)	579	10,700
Fair Isaac Corp.	2,623	167,242
Five9, Inc. (a) (b)	934	6,725
Glu Mobile, Inc. (a) (b)	6,880	34,400
Guidance Software, Inc. (a) (b)	1,369	12,485
Guidewire Software, Inc. (a)	5,200	211,432
Imperva, Inc. (a)	1,693	44,323
inContact, Inc. (a)	4,649	42,724
Infoblox, Inc. (a)	4,151	54,586
InnerWorkings, Inc. (a)	2,685	22,822

	Number of Shares	Value
Interactive Intelligence Group, Inc. (a)	1,283	$72,015
Jive Software, Inc. (a)	3,202	27,249
Kofax Ltd. (a)	5,679	48,839
ManTech International Corp. Class A	1,821	53,756
MedAssets, Inc. (a)	4,662	106,480
Medidata Solutions, Inc. (a)	4,132	176,891
MicroStrategy, Inc. Class A (a)	693	97,450
MobileIron, Inc. (a) (b)	46	438
Model N, Inc. (a)	1,475	16,299
Monotype Imaging Holdings, Inc.	3,027	85,271
Omnicell, Inc. (a)	2,803	80,474
Park City Group, Inc. (a)	731	7,961
Paycom Software, Inc. (a)	500	7,295
PDF Solutions, Inc. (a)	2,335	49,549
Pegasystems, Inc.	2,708	57,193
Progress Software Corp. (a)	3,934	94,573
Proofpoint, Inc. (a)	2,831	106,049
PROS Holdings, Inc. (a)	1,800	47,592
QAD, Inc.	464	9,892
QLIK Technologies, Inc. (a)	6,861	155,196
Quality Systems, Inc.	3,815	61,231
Qualys, Inc. (a)	1,540	39,532
Rally Software Development Corp. (a) (b)	1,903	20,724
RealPage, Inc. (a)	3,965	89,133
Rocket Fuel, Inc. (a) (b)	1,404	43,650
Rosetta Stone, Inc. (a)	1,627	15,814
Sapiens International Corp. NV (a)	1,880	15,040
Schawk, Inc.	923	18,792
Science Applications International Corp.	3,216	142,019
SciQuest, Inc. (a)	2,100	37,149
Seachange International, Inc. (a)	2,464	19,737
SS&C Technologies Holdings, Inc (a)	5,214	230,563
Synchronoss Technologies, Inc. (a)	2,700	94,392
SYNNEX Corp. (a)	2,181	158,886
Take-Two Interactive Software, Inc. (a)	7,573	168,423
Tangoe, Inc./CT (a)	2,962	44,608
TiVo, Inc. (a)	8,797	113,569
Tyler Technologies, Inc. (a)	2,526	230,396
The Ultimate Software Group, Inc. (a)	2,170	299,829
Verint Systems, Inc. (a)	4,135	202,822

		6,394,601

		13,766,735

Utilities — 3.3%
Electric — 2.0%
Allete, Inc.	3,242	166,477
Ameresco, Inc. Class A (a)	1,514	10,643
Atlantic Power Corp. (b)	9,252	37,933

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Avista Corp.	4,606	$154,393
Black Hills Corp.	3,415	209,647
Cleco Corp.	4,617	272,172
Dynegy, Inc. (a)	7,679	267,229
El Paso Electric Co.	3,084	124,008
The Empire District Electric Co.	3,320	85,258
EnerNOC, Inc. (a)	2,068	39,189
IDACORP, Inc.	3,850	222,645
MGE Energy, Inc.	2,640	104,306
NorthWestern Corp.	2,994	156,257
NRG Yield, Inc. Class A (b)	1,537	80,001
Ormat Technologies, Inc.	1,358	39,151
Otter Tail Corp.	2,785	84,358
Pike Corp. (a)	2,108	18,888
Portland General Electric Co.	5,982	207,396
UIL Holdings Corp.	4,326	167,459
Unitil Corp.	1,073	36,300
UNS Energy Corp.	3,190	192,708

		2,676,418

Gas — 1.1%
Chesapeake Utilities Corp.	743	52,998
The Laclede Group, Inc.	2,507	121,715
New Jersey Resources Corp.	3,217	183,884
Northwest Natural Gas Co.	2,066	97,412
ONE Gas, Inc.	3,978	150,170
Piedmont Natural Gas Co., Inc.	5,969	223,300
PNM Resources, Inc.	6,097	178,825
South Jersey Industries, Inc.	2,525	152,535
Southwest Gas Corp.	3,562	188,038
WGL Holdings, Inc.	3,973	171,236

		1,520,113

Water — 0.2%
American States Water Co.	2,955	98,195
Artesian Resources Corp. Class A	598	13,443
California Water Service Group	3,654	88,427
Connecticut Water Service, Inc.	842	28,518
Middlesex Water Co.	1,246	26,390
Pico Holdings, Inc. (a)	1,727	41,033
SJW Corp.	1,189	32,341
York Water Co.	980	20,404

		348,751

		4,545,282

TOTAL COMMON STOCK (Cost $114,509,324)		134,448,481

TOTAL EQUITIES (Cost $114,509,324)		134,448,481

	Number of Shares	Value
WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Agriculture — 0.0%
Magnum Hunter Resources Corp., Expires 4/15/16 Strike 8.50 (a) (b) (c)	1,428	$-
Tejon Ranch Co., Expires 8/31/16 Strike 40.00 (a)	169	495

		495

TOTAL WARRANTS (Cost $863)		495

MUTUAL FUNDS — 11.9%
Diversified Financial — 11.9%
State Street Navigator Securities Lending Prime Portfolio (d)	16,099,046	16,099,046

TOTAL MUTUAL FUNDS (Cost $16,099,046)		16,099,046

TOTAL LONG-TERM INVESTMENTS (Cost $130,609,233)		150,548,022

	Principal Amount
SHORT-TERM INVESTMENTS — 4.9%
Repurchase Agreement — 4.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (e)	$6,298,436	6,298,436

U.S. Treasury Bills — 0.3%
U.S. Treasury Bill (f) 0.000% 10/02/14	435,000	434,955

TOTAL SHORT-TERM INVESTMENTS (Cost $6,733,391)		6,733,391

TOTAL INVESTMENTS — 115.7% (Cost $137,342,624) (g)		157,281,413

Other Assets/(Liabilities) — (15.7)%		(21,354,740)

NET ASSETS — 100.0%		$135,926,673

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $15,620,917 or 11.49% of net assets. Total securities on loan may not

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $6,298,438. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity dates of 5/15/40, and an aggregate market value, including accrued interest, of $6,425,227.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund — Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.5%

COMMON STOCK — 96.3%
Basic Materials — 3.1%
Chemicals — 2.1%
Celanese Corp. Series A	191,000	$12,277,480
Cytec Industries, Inc.	34,000	3,584,280
FMC Corp.	77,257	5,499,926
Rockwood Holdings, Inc.	193,000	14,666,070
The Sherwin-Williams Co.	21,660	4,481,670

		40,509,426

Mining — 1.0%
Agnico-Eagle Mines Ltd. (a)	192,000	7,353,600
Franco-Nevada Corp.	210,000	12,054,262

		19,407,862

		59,917,288

Communications — 7.5%
Advertising — 0.2%
Aimia, Inc.	192,000	3,361,192

Internet — 3.0%
Akamai Technologies, Inc. (b)	210,700	12,865,342
Cogent Communications Group, Inc.	105,300	3,638,116
Coupons.com, Inc. (a) (b)	18,000	473,580
Coupons.com, Inc.,Series B (b) (c)	202,191	5,053,663
Dropbox, Inc. (b) (c)	32,717	478,417
LinkedIn Corp. Class A (b)	19,000	3,257,930
Netflix, Inc. (b)	17,500	7,710,500
Rackspace Hosting, Inc. (b)	128,000	4,308,480
TripAdvisor, Inc. (b)	32,000	3,477,120
VeriSign, Inc. (b)	322,000	15,716,820
Yelp, Inc. (b)	27,600	2,116,368
Zynga, Inc. (b)	356,600	1,144,686

		60,241,022

Media — 2.0%
Charter Communications, Inc. Class A (b)	111,000	17,580,180
Discovery Communications, Inc. Series A (b)	46,500	3,454,020
FactSet Research Systems, Inc. (a)	128,000	15,395,840
Markit, Ltd. (b) (a)	96,200	2,595,476

		39,025,516

Telecommunications — 2.3%
DigitalGlobe, Inc. (b)	352,000	9,785,600
JDS Uniphase Corp. (b)	934,000	11,646,980
Mastec, Inc. (b)	83,800	2,582,716
Motorola Solutions, Inc.	309,000	20,570,130

		44,585,426

		147,213,156

	Number of Shares	Value
Consumer, Cyclical — 15.9%
Airlines — 0.6%
American Airlines Group, Inc. (b)	162,200	$6,968,112
Spirit Airlines, Inc. (b)	80,300	5,078,172

		12,046,284

Apparel — 0.5%
VF Corp.	74,016	4,663,008
Wolverine World Wide, Inc. (a)	193,000	5,029,580

		9,692,588

Auto Manufacturers — 0.3%
Tesla Motors, Inc. (a) (b)	22,000	5,281,320

Automotive & Parts — 1.1%
Delphi Automotive PLC	96,800	6,654,032
TRW Automotive Holdings Corp. (b)	74,100	6,633,432
WABCO Holdings, Inc. (b)	81,000	8,652,420

		21,939,884

Distribution & Wholesale — 1.2%
Fastenal Co. (a)	339,000	16,777,110
LKQ Corp. (b)	138,800	3,704,572
WESCO International, Inc. (b)	36,200	3,126,956

		23,608,638

Home Furnishing — 0.5%
Harman International Industries, Inc.	92,800	9,969,504

Leisure Time — 1.7%
Harley-Davidson, Inc.	250,800	17,518,380
Norwegian Cruise Line Holdings Ltd. (b)	480,000	15,216,000

		32,734,380

Lodging — 1.9%
Choice Hotels International, Inc.	194,000	9,139,340
Marriott International, Inc. Class A	258,000	16,537,800
MGM Resorts International (b)	169,900	4,485,360
Starwood Hotels & Resorts Worldwide, Inc.	88,400	7,144,488

		37,306,988

Retail — 8.1%
Advance Auto Parts, Inc.	34,500	4,654,740
AutoZone, Inc. (b)	32,000	17,159,680
CarMax, Inc. (b)	484,000	25,172,840
Chipotle Mexican Grill, Inc. (b)	20,840	12,347,908
Coach, Inc.	129,000	4,410,510
Copart, Inc. (b)	101,400	3,646,344
Dollar General Corp. (b)	145,000	8,317,200
Dollar Tree, Inc. (b)	210,000	11,436,600
DSW, Inc. Class A	79,100	2,210,054
Dunkin’ Brands Group, Inc.	66,600	3,050,946
Five Below, Inc. (a) (b)	200	7,982
Hanesbrands, Inc.	97,000	9,548,680

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
L Brands, Inc.	144,000	$8,447,040
The Michaels Cos., Inc. (b)	163,500	2,787,675
O’Reilly Automotive, Inc. (b)	154,900	23,327,940
Rite Aid Corp. (b)	1,611,000	11,550,870
Tiffany & Co.	30,200	3,027,550
Tim Hortons, Inc.	143,000	7,826,390

		158,930,949

		311,510,535

Consumer, Non-cyclical — 24.7%
Beverages — 0.4%
Brown-Forman Corp. Class B	50,925	4,795,607
Keurig Green Mountain, Inc.	26,000	3,239,860

		8,035,467

Biotechnology — 3.1%
Alkermes PLC (b)	477,900	24,052,707
Illumina, Inc. (b)	79,400	14,176,076
Incyte Corp. (b)	201,600	11,378,304
Puma Biotechnology, Inc. (b)	29,000	1,914,000
Seattle Genetics, Inc. (a) (b)	35,000	1,338,750
Vertex Pharmaceuticals, Inc. (b)	80,000	7,574,400

		60,434,237

Commercial Services — 7.2%
Alliance Data Systems Corp. (b)	25,100	7,059,375
Aramark	113,000	2,924,440
Bright Horizons Family Solutions, Inc. (b)	74,350	3,192,589
CoreLogic, Inc. (b)	364,000	11,051,040
Equifax, Inc.	194,000	14,072,760
Gartner, Inc. (b)	279,800	19,731,496
Global Payments, Inc.	225,600	16,434,960
Hertz Global Holdings, Inc. (b)	387,000	10,847,610
KAR Auction Services, Inc.	124,910	3,980,882
Manpower, Inc.	161,000	13,660,850
Quanta Services, Inc. (b)	193,000	6,673,940
Towers Watson & Co. Class A	35,000	3,648,050
Vantiv, Inc. Class A (b)	387,000	13,010,940
Verisk Analytics, Inc. Class A (b)	193,000	11,583,860
WEX, Inc. (b)	31,900	3,348,543

		141,221,335

Foods — 2.0%
Sprouts Farmers Market, Inc. (b) (a)	206,000	6,740,320
TreeHouse Foods, Inc. (b)	129,000	10,329,030
WhiteWave Foods Co. Class A (b)	508,000	16,443,960
Whole Foods Market, Inc.	159,000	6,142,170

		39,655,480

Health Care – Products — 5.4%
Bruker Corp. (b)	516,000	12,523,320
CareFusion Corp. (b)	419,000	18,582,650
The Cooper Cos., Inc.	168,500	22,836,805
Henry Schein, Inc. (b)	128,000	15,189,760

	Number of Shares	Value
IDEXX Laboratories, Inc. (b)	137,000	$18,299,090
Intuitive Surgical, Inc. (b)	44,000	18,119,200

		105,550,825

Health Care – Services — 2.8%
Catamaran Corp. (b)	65,816	2,906,435
Covance, Inc. (b)	197,900	16,936,282
Envision Healthcare Holdings, Inc. (b)	209,000	7,505,190
MEDNAX, Inc. (b)	262,670	15,274,260
Universal Health Services, Inc. Class B	129,000	12,353,040

		54,975,207

Pharmaceuticals — 3.8%
Actavis PLC (b)	33,900	7,561,395
Align Technology, Inc. (b)	29,000	1,625,160
Alnylam Pharmaceuticals, Inc. (b)	64,000	4,042,880
Cubist Pharmaceuticals, Inc. (b)	43,000	3,002,260
DENTSPLY International, Inc.	446,000	21,118,100
Hospira, Inc. (b)	307,000	15,770,590
Mylan, Inc. (b)	100,900	5,202,404
Perrigo Co. PLC	55,100	8,031,376
Pharmacyclics, Inc. (b)	26,000	2,332,460
Sirona Dental Systems, Inc. (b)	70,000	5,772,200

		74,458,825

		484,331,376

Energy — 6.9%
Coal — 0.6%
CONSOL Energy, Inc.	242,000	11,148,940

Oil & Gas — 6.1%
Athlon Energy, Inc. (b)	96,000	4,579,200
Cabot Oil & Gas Corp.	163,400	5,578,476
Carrizo Oil & Gas, Inc. (b)	115,000	7,964,900
Concho Resources, Inc. (b)	135,400	19,565,300
Continental Resources, Inc. (b) (a)	45,500	7,190,820
EP Energy Corp. (b) (a)	119,300	2,749,865
EQT Corp.	225,000	24,052,500
Laredo Petroleum, Inc. (b)	62,000	1,920,760
Pioneer Natural Resources Co.	51,000	11,720,310
Range Resources Corp.	224,000	19,476,800
SandRidge Energy, Inc. (b) (a)	494,800	3,537,820
SM Energy Co.	129,000	10,848,900

		119,185,651

Oil & Gas Services — 0.2%
Cameron International Corp. (b)	72,860	4,933,351

		135,267,942

Financial — 7.8%
Banks — 0.5%
Signature Bank (b)	42,100	5,312,178
SVB Financial Group (b)	32,094	3,742,802

		9,054,980

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 3.3%
CBOE Holdings, Inc.	258,000	$12,696,180
E*TRADE Financial Corp. (b)	156,100	3,318,686
IntercontinentalExchange, Inc.	67,000	12,656,300
LPL Financial Holdings, Inc.	193,000	9,599,820
Raymond James Financial, Inc.	99,300	5,037,489
Santander Consumer USA Holdings, Inc.	305,000	5,929,200
TD Ameritrade Holding Corp.	452,000	14,170,200
WisdomTree Investments, Inc. (b) (a)	129,100	1,595,676

		65,003,551

Insurance — 3.3%
Allied World Assurance Co. Holdings Ltd.	76,500	2,908,530
Aon PLC	72,400	6,522,516
Arthur J. Gallagher & Co.	81,400	3,793,240
Fidelity National Financial, Inc. Class A	614,000	20,114,640
HCC Insurance Holdings, Inc.	255,000	12,479,700
The Progressive Corp.	480,000	12,172,800
Willis Group Holdings PLC	167,000	7,231,100

		65,222,526

Real Estate — 0.7%
Jones Lang LaSalle, Inc.	111,000	14,029,290

		153,310,347

Industrial — 17.7%
Aerospace & Defense — 0.5%
BE Aerospace, Inc. (b)	101,600	9,396,984

Building Materials — 0.9%
Eagle Materials, Inc.	79,700	7,514,116
Martin Marietta Materials, Inc. (a)	80,000	10,564,000

		18,078,116

Electrical Components & Equipment — 1.8%
AMETEK, Inc.	323,000	16,886,440
The Babcock & Wilcox Co.	574,000	18,632,040

		35,518,480

Electronics — 3.5%
Agilent Technologies, Inc.	354,000	20,333,760
Amphenol Corp. Class A	66,500	6,406,610
FEI Co.	97,000	8,800,810
Imax Corp. (b) (a)	151,200	4,306,176
Mettler-Toledo International, Inc. (b)	14,000	3,544,520
Sensata Technologies Holding NV (b)	352,000	16,466,560
Trimble Navigation Ltd. (b)	226,000	8,350,700

		68,209,136

Engineering & Construction — 0.2%
Jacobs Engineering Group, Inc. (b)	69,200	3,686,976

	Number of Shares	Value
Environmental Controls — 0.1%
Stericycle, Inc. (b)	21,200	$2,510,504

Machinery – Diversified — 3.1%
Cognex Corp. (b)	32,000	1,228,800
IDEX Corp.	291,000	23,495,340
Nordson Corp.	64,000	5,132,160
Roper Industries, Inc.	129,000	18,835,290
Wabtec Corp.	65,000	5,368,350
Xylem, Inc.	161,000	6,291,880

		60,351,820

Manufacturing — 4.7%
Acuity Brands, Inc.	89,000	12,304,250
Colfax Corp. (b)	173,200	12,910,328
Pall Corp.	293,300	25,044,887
Pentair PLC	58,300	4,204,596
Teleflex, Inc.	124,000	13,094,400
Textron, Inc.	646,000	24,735,340

		92,293,801

Metal Fabricate & Hardware — 0.5%
Rexnord Corp. (b)	336,000	9,458,400

Packaging & Containers — 0.5%
Ball Corp.	159,000	9,966,120

Transportation — 1.9%
Genesee & Wyoming, Inc. Class A (b)	57,100	5,995,500
J.B. Hunt Transport Services, Inc.	171,600	12,660,648
Kansas City Southern	101,000	10,858,510
Kirby Corp. (b)	66,200	7,754,668

		37,269,326

		346,739,663

Technology — 12.2%
Computers — 3.0%
Cadence Design Systems, Inc. (b)	426,500	7,459,485
Fortinet, Inc. (b)	128,000	3,216,640
IHS, Inc. Class A (b)	268,300	36,400,261
Jack Henry & Associates, Inc.	57,500	3,417,225
SanDisk Corp.	70,200	7,330,986
Stratasys Ltd. (b) (a)	16,000	1,818,080

		59,642,677

Semiconductors — 4.1%
Altera Corp.	645,000	22,420,200
Atmel Corp. (b)	1,398,000	13,099,260
Avago Technologies Ltd.	81,200	5,852,084
Cree, Inc. (b)	48,000	2,397,600
IPG Photonics Corp. (b) (a)	48,000	3,302,400
Lam Research Corp.	70,400	4,757,632
Microchip Technology, Inc. (a)	129,000	6,296,490
NXP Semiconductor NV (b)	150,100	9,933,618
Xilinx, Inc.	247,100	11,690,301

		79,749,585

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 5.1%
Allscripts Healthcare Solutions, Inc. (b)	169,400	$2,718,870
Atlassian Corp. Depository Receipt (c)	58,176	930,816
Atlassian Corp. PLC A Depository Receipt (c)	20,905	334,480
Atlassian Corp. PLC Series 1 Depository Receipt (c)	44,531	712,496
Atlassian Ser 1 Restricted Depository Receipt (c)	21,728	347,648
Atlassian Series A Preference Depository Receipt (c)	43,021	688,336
Cerner Corp. (b)	42,100	2,171,518
Concur Technologies, Inc. (a) (b)	96,000	8,960,640
Electronic Arts, Inc. (b)	245,600	8,809,672
Fidelity National Information Services, Inc.	127,000	6,951,980
Fiserv, Inc. (b)	452,000	27,264,640
Guidewire Software, Inc. (b)	16,000	650,560
IMS Health Holdings, Inc. (a) (b)	91,000	2,336,880
MSCI, Inc. (b)	226,000	10,362,100
Red Hat, Inc. (b)	338,000	18,681,260
Servicenow, Inc. (b)	64,000	3,965,440
Veeva Systems, Inc. Class A (a) (b)	65,000	1,654,250
Workday, Inc. Class A (b)	32,000	2,875,520

		100,417,106

		239,809,368

Utilities — 0.5%
Electric — 0.5%
Calpine Corp. (b)	448,000	10,666,879

TOTAL COMMON STOCK (Cost $1,252,010,660)		1,888,766,554

PREFERRED STOCK — 0.2%
Communications — 0.2%
Internet — 0.2%
Dropbox, Inc. Series A (b) (c)	40,629	594,114
Dropbox, Inc. Series A 1 (b) (c)	199,577	2,918,395
Living Social (b) (c)	586,650	258,126

		3,770,635

TOTAL PREFERRED STOCK (Cost $5,488,807)		3,770,635

TOTAL EQUITIES (Cost $1,257,499,467)		1,892,537,189

MUTUAL FUNDS — 4.5%
Diversified Financial — 4.5%
State Street Navigator Securities Lending Prime Portfolio (d)	79,085,046	79,085,046

	Number of Shares	Value
T. Rowe Price Government Reserve Investment Fund	9,463,760	$9,463,760

		88,548,806

TOTAL MUTUAL FUNDS (Cost $88,548,806)		88,548,806

TOTAL LONG-TERM INVESTMENTS (Cost $1,346,048,273)		1,981,085,995

	Principal Amount
SHORT-TERM INVESTMENTS — 4.0%
Repurchase Agreement — 4.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (e)	$78,731,727	78,731,727

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	1,613	1,613

TOTAL SHORT-TERM INVESTMENTS (Cost $78,733,340)		78,733,340

TOTAL INVESTMENTS — 105.0% (Cost $1,424,781,613) (f)		2,059,819,335

Other Assets/(Liabilities) — (5.0)%		(97,906,285)

NET ASSETS — 100.0%		$1,961,913,050

Notes to Portfolio of Investments

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $77,213,467 or 3.94% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $12,316,491 or 0.63% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $78,731,749. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 4.000%, maturity dates ranging from 5/15/40 – 10/15/40, and an aggregate market value, including accrued interest, of $80,307,439.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.2%
Basic Materials — 2.9%
Chemicals — 1.2%
Balchem Corp.	26,925	$1,442,103
H.B. Fuller Co.	61,017	2,934,918
Minerals Technologies, Inc.	64,148	4,206,826
Platform Specialty Products Corp. (a)	89,722	2,514,907

		11,098,754

Forest Products & Paper — 0.6%
KapStone Paper and Packaging Corp. (a)	163,287	5,409,698

Iron & Steel — 0.5%
AK Steel Holding Corp. (a) (b)	355,035	2,826,079
Allegheny Technologies, Inc.	46,400	2,092,640

		4,918,719

Mining — 0.6%
Constellium NV (a)	51,585	1,653,815
US Silica Holdings, Inc.	62,226	3,449,810

		5,103,625

		26,530,796

Communications — 7.8%
Internet — 4.7%
Angie’s List, Inc. (a) (b)	46,949	560,571
Bankrate, Inc. (a)	311,215	5,458,711
Constant Contact, Inc. (a)	90,766	2,914,496
Dealertrack Technologies, Inc. (a)	114,622	5,196,961
Digital River, Inc. (a)	63,830	984,897
Dropbox, Inc. (a) (c)	31,734	464,043
IAC/InterActiveCorp	38,660	2,676,432
OpenTable, Inc. (a)	86,675	8,979,530
Shutterfly, Inc. (a)	104,816	4,513,377
Shutterstock, Inc. (a) (b)	31,358	2,602,087
SPS Commerce, Inc. (a)	68,066	4,301,091
Web.com Group, Inc. (a)	134,276	3,876,548

		42,528,744

Media — 0.7%
FactSet Research Systems, Inc. (b)	31,119	3,742,993
The New York Times Co. Class A	167,590	2,549,044

		6,292,037

Telecommunications — 2.4%
ARRIS Group, Inc. (a)	88,785	2,888,176
Ciena Corp. (a)	60,665	1,314,004
DigitalGlobe, Inc. (a)	94,567	2,628,963
Palo Alto Networks, Inc. (a)	18,377	1,540,911
RF Micro Devices, Inc. (a)	195,840	1,878,106
Ruckus Wireless, Inc. (a)	251,721	2,997,997
tw telecom, Inc. (a)	104,265	4,202,922

	Number of Shares	Value
Ubiquiti Networks, Inc. (a) (b)	36,600	$1,653,954
Vonage Holdings Corp. (a)	741,655	2,781,206

		21,886,239

		70,707,020

Consumer, Cyclical — 16.2%
Airlines — 0.6%
JetBlue Airways Corp. (a) (b)	253,080	2,745,918
Spirit Airlines, Inc. (a)	36,004	2,276,893

		5,022,811

Apparel — 1.0%
Skechers U.S.A., Inc. Class A (a)	106,905	4,885,559
Steven Madden Ltd. (a)	37,733	1,294,242
Vince Holding Corp. (a)	70,870	2,595,259

		8,775,060

Automotive & Parts — 1.0%
Dana Holding Corp.	136,710	3,338,458
Tenneco, Inc. (a)	90,240	5,928,768

		9,267,226

Distribution & Wholesale — 1.8%
Beacon Roofing Supply, Inc. (a)	59,456	1,969,183
HD Supply Holdings, Inc. (a)	83,783	2,378,599
MRC Global, Inc. (a)	93,490	2,644,832
Watsco, Inc.	65,000	6,679,400
WESCO International, Inc. (a)	33,100	2,859,178

		16,531,192

Entertainment — 1.1%
Churchill Downs, Inc.	39,965	3,601,246
DreamWorks Animation SKG, Inc. Class A (a) (b)	169,027	3,931,568
Six Flags Entertainment Corp.	63,908	2,719,286

		10,252,100

Home Builders — 0.9%
Standard Pacific Corp. (a)	650,879	5,597,559
Taylor Morrison Home Corp. Class A (a)	104,309	2,338,608

		7,936,167

Home Furnishing — 0.5%
Harman International Industries, Inc.	41,750	4,485,202

Housewares — 0.5%
The Toro Co.	69,025	4,389,990

Leisure Time — 0.3%
Brunswick Corp.	51,351	2,163,418

Office Furnishings — 0.2%
Steelcase, Inc. Class A	128,440	1,943,297

Retail — 7.7%
Bloomin’ Brands, Inc. (a)	155,465	3,487,080
Bravo Brio Restaurant Group, Inc. (a)	160,090	2,499,005

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Buffalo Wild Wings, Inc. (a)	19,855	$3,290,172
Casey’s General Stores, Inc.	40,276	2,831,000
The Cheesecake Factory, Inc.	68,380	3,174,200
Denny’s Corp. (a)	328,080	2,139,082
Fiesta Restaurant Group, Inc. (a)	90,620	4,205,674
Five Below, Inc. (a) (b)	170,549	6,806,610
Haverty Furniture Cos., Inc.	144,624	3,634,401
HSN, Inc.	96,940	5,742,725
Jack in the Box, Inc.	55,826	3,340,628
Krispy Kreme Doughnuts, Inc. (a)	224,925	3,594,301
Lithia Motors, Inc. Class A	39,938	3,756,968
Panera Bread Co. Class A (a)	53,066	7,950,879
Red Robin Gourmet Burgers, Inc. (a)	58,913	4,194,606
Tile Shop Holdings, Inc. (a) (b)	130,323	1,992,639
Tuesday Morning Corp. (a)	90,103	1,605,635
Vitamin Shoppe, Inc. (a)	42,289	1,819,273
Zumiez, Inc. (a)	127,071	3,505,889

		69,570,767

Storage & Warehousing — 0.3%
Mobile Mini, Inc.	62,427	2,989,629

Textiles — 0.3%
Tumi Holdings, Inc. (a)	144,875	2,916,334

		146,243,193

Consumer, Non-cyclical — 22.2%
Biotechnology — 1.8%
BioCryst Pharmaceuticals, Inc. (a)	35,400	451,350
Charles River Laboratories International, Inc. (a)	58,730	3,143,230
Exelixis, Inc. (a) (b)	137,705	466,820
Foundation Medicine, Inc. (a) (b)	78,430	2,114,473
Ironwood Pharmaceuticals, Inc. (a)	81,292	1,246,206
KYTHERA Biopharmaceuticals, Inc. (a) (b)	48,675	1,867,660
NewLink Genetics Corp. (a) (b)	56,381	1,496,916
NPS Pharmaceuticals, Inc. (a)	50,291	1,662,117
Puma Biotechnology, Inc. (a)	20,137	1,329,042
Seattle Genetics, Inc. (a) (b)	43,360	1,658,520
Sunesis Pharmaceuticals, Inc. (a) (b)	179,024	1,167,236

		16,603,570

Commercial Services — 7.2%
Convergys Corp.	115,875	2,484,360
The Corporate Executive Board Co.	38,026	2,594,134
CoStar Group, Inc. (a)	13,793	2,181,639
Euronet Worldwide, Inc. (a)	42,462	2,048,367
EVERTEC, Inc.	96,025	2,327,646
ExamWorks Group, Inc. (a)	162,413	5,153,364
H&E Equipment Services, Inc. (a)	74,711	2,714,998
Healthcare Services Group, Inc.	82,025	2,414,816
Heartland Payment Systems, Inc. (b)	65,689	2,707,044
Huron Consulting Group, Inc. (a)	20,015	1,417,462

	Number of Shares	Value
MAXIMUS, Inc.	115,330	$4,961,497
TAL Education Group Sponsored ADR (Cayman Islands) (a) (b)	118,309	3,253,497
Team Health Holdings, Inc. (a)	65,044	3,248,297
TrueBlue, Inc. (a)	277,311	7,645,464
WEX, Inc. (a)	99,311	10,424,676
WNS Holdings Ltd. Sponsored ADR (India) (a)	116,345	2,231,497
Xoom Corp. (a)	290,105	7,647,168

		65,455,926

Foods — 1.5%
Greencore Group PLC	591,854	2,690,469
Sanderson Farms, Inc.	22,250	2,162,700
Sprouts Farmers Market, Inc. (a) (b)	44,060	1,441,643
SunOpta, Inc. (a)	50,400	709,632
The Hain Celestial Group, Inc. (a)	47,875	4,248,428
WhiteWave Foods Co. Class A (a)	62,997	2,039,213

		13,292,085

Health Care – Products — 4.7%
ABIOMED, Inc. (a) (b)	105,735	2,658,178
Cyberonics, Inc. (a)	109,025	6,809,701
Dexcom, Inc. (a)	346,322	13,735,131
Globus Medical, Inc. Class A (a)	104,055	2,488,996
HeartWare International, Inc. (a)	35,552	3,146,352
Insulet Corp. (a)	138,108	5,478,744
LDR Holding Corp. (a)	49,841	1,246,523
MiMedx Group, Inc. (a) (b)	107,040	758,914
Quidel Corp. (a) (b)	79,200	1,751,112
Spectranetics Corp. (a)	76,725	1,755,468
Volcano Corp. (a)	126,955	2,235,678

		42,064,797

Health Care – Services — 3.6%
Acadia Healthcare Co., Inc. (a)	166,368	7,569,744
Centene Corp. (a)	38,447	2,906,978
Covance, Inc. (a)	30,854	2,640,485
Envision Healthcare Holdings, Inc. (a)	64,584	2,319,211
HealthSouth Corp.	92,634	3,322,782
Kindred Healthcare, Inc.	152,395	3,520,324
LifePoint Hospitals, Inc. (a)	41,405	2,571,251
Molina Healthcare, Inc. (a)	65,900	2,941,117
Surgical Care Affiliates, Inc. (a)	51,754	1,505,006
WellCare Health Plans, Inc. (a)	38,285	2,858,358

		32,155,256

Household Products — 0.3%
Spectrum Brands Holdings, Inc.	28,198	2,425,874

Pharmaceuticals — 2.8%
Aerie Pharmaceuticals, Inc. (a)	13,500	334,395
Alnylam Pharmaceuticals, Inc. (a)	23,913	1,510,584
Cubist Pharmaceuticals, Inc. (a)	34,620	2,417,168

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Hyperion Therapeutics, Inc. (a) (b)	88,086	$2,299,044
Isis Pharmaceuticals, Inc. (a) (b)	80,873	2,786,075
Keryx Biopharmaceuticals, Inc. (a) (b)	164,989	2,537,531
The Medicines Co. (a)	48,411	1,406,824
Oramed Pharmaceuticals, Inc. (a) (b)	110,355	1,061,615
Orexigen Therapeutics, Inc. (a) (b)	227,959	1,408,787
Pacira Pharmaceuticals, Inc. (a)	21,816	2,004,018
Portola Pharmaceuticals, Inc. (a) (b)	67,626	1,973,327
Relypsa, Inc. (a)	75,710	1,841,267
Salix Pharmaceuticals Ltd. (a)	16,334	2,014,799
TESARO, Inc. (a)	58,303	1,813,806

		25,409,240

Textiles — 0.3%
Samsonite International SA	744,170	2,453,258

		199,860,006

Diversified — 0.4%
Holding Company – Diversified — 0.4%
Primoris Services Corp.	95,655	2,758,690
WL Ross Holding Corp. (a)	77,900	802,370

		3,561,060

Energy — 5.4%
Energy – Alternate Sources — 0.8%
First Solar, Inc. (a)	36,535	2,596,177
Headwaters, Inc. (a)	109,322	1,518,483
Pattern Energy Group, Inc.	87,430	2,894,807

		7,009,467

Oil & Gas — 2.8%
Athlon Energy, Inc. (a)	68,900	3,286,530
Delek US Holdings, Inc.	90,010	2,540,982
Diamondback Energy, Inc. (a)	72,525	6,440,220
Laredo Petroleum, Inc. (a)	86,775	2,688,290
Rosetta Resources, Inc. (a)	58,819	3,226,222
RSP Permian, Inc. (a)	155,750	5,052,530
Western Refining, Inc.	63,995	2,403,012

		25,637,786

Oil & Gas Services — 1.8%
CARBO Ceramics, Inc. (b)	23,875	3,679,615
Core Laboratories NV	11,283	1,884,938
Dril-Quip, Inc. (a)	42,464	4,638,768
Hornbeck Offshore Services, Inc. (a) (b)	74,721	3,505,909
Pioneer Energy Services Corp. (a)	121,230	2,126,374

		15,835,604

		48,482,857

Financial — 11.5%
Banks — 2.8%
Associated Banc-Corp.	149,365	2,700,519
BancFirst Corp.	42,829	2,651,115

	Number of Shares	Value
Bank of the Ozarks, Inc.	82,564	$2,761,766
Banner Corp.	49,338	1,955,265
Columbia Banking System, Inc.	50,470	1,327,866
First Horizon National Corp.	209,045	2,479,274
International Bancshares Corp.	113,720	3,070,440
PacWest Bancorp	123,983	5,352,346
South State Corp.	46,049	2,808,989

		25,107,580

Diversified Financial — 3.4%
Altisource Residential Corp.	46,690	1,215,341
Financial Engines, Inc. (b)	119,142	5,394,750
Greenhill & Co., Inc. (b)	36,375	1,791,469
Investment Technology Group, Inc. (a)	142,950	2,412,996
MarketAxess Holdings, Inc.	21,246	1,148,559
Portfolio Recovery Associates, Inc. (a)	132,843	7,908,144
Virtus Investment Partners, Inc. (a)	20,130	4,262,527
WageWorks, Inc. (a)	75,811	3,654,848
WisdomTree Investments, Inc. (a) (b)	253,565	3,134,063

		30,922,697

Insurance — 1.3%
Argo Group International Holdings Ltd.	66,500	3,398,815
Assured Guaranty Ltd.	80,779	1,979,086
eHealth, Inc. (a)	91,922	3,490,278
Primerica, Inc.	53,715	2,570,263

		11,438,442

Investment Companies — 0.3%
Solar Capital Ltd.	101,140	2,152,259

Real Estate — 1.4%
Alexander & Baldwin, Inc.	69,685	2,888,443
HFF, Inc.	146,469	5,447,182
Jones Lang LaSalle, Inc.	11,076	1,399,896
Kennedy-Wilson Holdings, Inc.	114,414	3,068,583

		12,804,104

Real Estate Investment Trusts (REITS) — 2.3%
Douglas Emmett, Inc.	133,137	3,757,126
Eastgroup Properties	37,226	2,391,026
First Industrial Realty Trust, Inc.	174,600	3,289,464
MFA Financial, Inc.	264,340	2,170,231
Pebblebrook Hotel Trust	181,362	6,703,140
Redwood Trust, Inc. (b)	131,250	2,555,437

		20,866,424

		103,291,506

Industrial — 17.2%
Aerospace & Defense — 2.1%
Esterline Technologies Corp. (a)	18,275	2,103,818
Moog, Inc. Class A (a)	78,300	5,707,287

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Orbital Sciences Corp. (a)	171,814	$5,077,104
Teledyne Technologies, Inc. (a)	59,026	5,735,556

		18,623,765

Building Materials — 2.9%
Armstrong World Industries, Inc. (a)	237,501	13,639,682
Boise Cascade Co. (a)	65,530	1,876,779
Drew Industries, Inc.	36,047	1,802,711
Lennox International, Inc.	14,800	1,325,636
Louisiana-Pacific Corp. (a)	116,799	1,754,321
NCI Building Systems, Inc. (a)	136,325	2,648,795
USG Corp. (a) (b)	96,460	2,906,340

		25,954,264

Electrical Components & Equipment — 0.7%
Capstone Turbine Corp. (a) (b)	658,300	994,033
Generac Holdings, Inc. (a)	44,085	2,148,703
SunPower Corp. (a) (b)	74,950	3,071,451

		6,214,187

Electronics — 1.8%
FEI Co.	64,633	5,864,152
Fluidigm Corp. (a)	22,151	651,240
Imax Corp. (a) (b)	168,857	4,809,047
InvenSense, Inc. (a) (b)	100,399	2,278,053
Rogers Corp. (a)	33,215	2,203,815
Watts Water Technologies, Inc. Class A	10,300	635,819

		16,442,126

Engineering & Construction — 0.4%
AECOM Technology Corp. (a)	66,704	2,147,869
EMCOR Group, Inc.	40,578	1,806,938

		3,954,807

Environmental Controls — 0.6%
Clean Harbors, Inc. (a)	57,954	3,723,544
US Ecology, Inc.	41,987	2,055,264

		5,778,808

Machinery – Diversified — 3.1%
Altra Industrial Motion Corp.	114,080	4,151,371
Applied Industrial Technologies, Inc.	66,271	3,361,928
Cognex Corp. (a)	180,825	6,943,680
Graco, Inc.	22,100	1,725,568
Lindsay Corp. (b)	29,401	2,483,502
The Middleby Corp. (a)	49,500	4,094,640
Tennant Co.	49,275	3,760,668
Wabtec Corp.	17,579	1,451,850

		27,973,207

Manufacturing — 1.7%
Actuant Corp. Class A	81,256	2,809,020
Acuity Brands, Inc.	47,640	6,586,230
FreightCar America, Inc.	39,184	981,167
Hexcel Corp. (a)	85,150	3,482,635

	Number of Shares	Value
John Bean Technologies Corp.	46,395	$1,437,781

		15,296,833

Metal Fabricate & Hardware — 0.8%
RBC Bearings, Inc.	105,275	6,742,864

Packaging & Containers — 0.5%
Graphic Packaging Holding Co. (a)	409,845	4,795,187

Transportation — 2.4%
Con-way, Inc.	59,192	2,983,869
Diana Shipping, Inc. (a)	139,756	1,521,943
Hub Group, Inc. Class A (a)	51,999	2,620,750
Landstar System, Inc.	39,173	2,507,072
Old Dominion Freight Line, Inc. (a)	32,042	2,040,434
Swift Transportation Co. (a)	381,158	9,616,616

		21,290,684

Trucking & Leasing — 0.2%
GATX Corp.	31,860	2,132,708

		155,199,440

Technology — 13.0%
Computers — 2.0%
Cadence Design Systems, Inc. (a)	179,560	3,140,504
FleetMatics Group PLC (a) (b)	98,876	3,197,650
Nimble Storage, Inc. (a) (b)	75,891	2,331,372
Spansion, Inc. Class A (a)	84,593	1,782,374
Virtusa Corp. (a)	216,237	7,741,285

		18,193,185

Semiconductors — 3.0%
Cavium, Inc. (a)	72,596	3,605,117
Fairchild Semiconductor International, Inc. (a)	36,920	575,952
Freescale Semiconductor Ltd. (a)	94,019	2,209,447
Lattice Semiconductor Corp. (a)	230,833	1,904,372
Microsemi Corp. (a)	105,345	2,819,032
Monolithic Power Systems, Inc.	41,260	1,747,361
Nanometrics, Inc. (a)	71,320	1,301,590
ON Semiconductor Corp. (a)	287,670	2,629,304
Power Integrations, Inc.	51,730	2,976,544
Silicon Laboratories, Inc. (a)	108,694	5,353,180
SunEdison, Inc. (a)	62,093	1,403,302

		26,525,201

Software — 8.0%
Acxiom Corp. (a)	54,663	1,185,640
Aspen Technology, Inc. (a)	74,484	3,456,058
BroadSoft, Inc. (a)	83,600	2,206,204
Concur Technologies, Inc. (a) (b)	21,973	2,050,960
Cornerstone OnDemand, Inc. (a)	91,521	4,211,796
Demandware, Inc. (a)	79,726	5,530,593
Envestnet, Inc. (a)	128,665	6,294,292
Guidewire Software, Inc. (a)	114,229	4,644,551
Imperva, Inc. (a)	27,400	717,332
Infoblox, Inc. (a)	161,706	2,126,434

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Interactive Intelligence Group, Inc. (a)	40,074	$2,249,354
Medidata Solutions, Inc. (a)	63,425	2,715,224
Monotype Imaging Holdings, Inc.	71,825	2,023,310
PTC, Inc. (a)	136,870	5,310,556
QLIK Technologies, Inc. (a)	67,462	1,525,990
Solera Holdings, Inc.	28,275	1,898,666
Tableau Software, Inc. (a)	19,251	1,373,174
Telogis (a) (c)	251,002	203,312
TiVo, Inc. (a)	201,330	2,599,170
Tyler Technologies, Inc. (a)	93,597	8,536,982
The Ultimate Software Group, Inc. (a)	31,030	4,287,415
Veeva Systems, Inc. Class A (a) (b)	71,055	1,808,350
Verint Systems, Inc. (a)	111,593	5,473,637

		72,429,000

		117,147,386

Utilities — 0.6%
Electric — 0.3%
NRG Yield, Inc. Class A (b)	62,670	3,261,975

Gas — 0.3%
Southwest Gas Corp.	45,500	2,401,945

		5,663,920

TOTAL COMMON STOCK (Cost $711,799,100)		876,687,184

PREFERRED STOCK — 0.5%
Consumer, Cyclical — 0.2%
Automotive & Parts — 0.2%
Mobileye NV (a) (c)	37,375	1,837,729

Technology — 0.3%
Software — 0.3%
Cloudera, Inc. Series F (a) (c)	38,099	554,721
Docusign, Inc. Series B (a) (c)	1,417	21,453
Docusign, Inc. Series B 1 (a) (c)	424	6,419
Docusign, Inc. Series D (a) (c)	1,018	15,565
Docusign, Inc. Series E (a) (c)	26,333	552,993
Telogis (a) (c)	341,823	1,459,584

		2,610,735

TOTAL PREFERRED STOCK (Cost $2,994,891)		4,448,464

TOTAL EQUITIES (Cost $714,793,991)		881,135,648

MUTUAL FUNDS — 9.9%
Diversified Financial — 9.9%
iShares Russell 2000 Index Fund	32,417	3,851,464

	Number of Shares	Value
State Street Naviagtor Securities Lending Prime Portfolio (d)	85,630,579	$85,630,579

		89,482,043

TOTAL MUTUAL FUNDS (Cost $89,328,522)		89,482,043

TOTAL LONG-TERM INVESTMENTS (Cost $804,122,513)		970,617,691

	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (e)	$22,972,395	22,972,395

TOTAL SHORT-TERM INVESTMENTS (Cost $22,972,395)		22,972,395

TOTAL INVESTMENTS — 110.2% (Cost $827,094,908) (f)		993,590,086

Other Assets/(Liabilities) — (10.2)%		(91,760,664)

NET ASSETS — 100.0%		$901,829,422

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $83,378,575 or 9.25% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $5,115,819 or 0.57% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $22,972,402. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 8/15/39 – 10/15/40, and an aggregate market value, including accrued interest, of $23,436,417.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.7%
Basic Materials — 3.1%
Chemicals — 1.4%
H.B. Fuller Co.	17,480	$840,788

Mining — 1.7%
US Silica Holdings, Inc.	17,826	988,273

		1,829,061

Communications — 9.4%
Internet — 5.6%
Dealertrack Technologies, Inc. (a)	17,221	780,800
Shutterfly, Inc. (a)	30,028	1,293,006
SPS Commerce, Inc. (a)	19,499	1,232,142

		3,305,948

Telecommunications — 3.8%
ARRIS Group, Inc. (a)	25,441	827,596
RF Micro Devices, Inc. (a)	56,104	538,037
Ruckus Wireless, Inc. (a)	72,113	858,866

		2,224,499

		5,530,447

Consumer, Cyclical — 18.7%
Apparel — 1.3%
Skechers U.S.A., Inc. Class A (a)	17,105	781,698

Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc. (a)	17,047	564,597

Entertainment — 1.3%
Six Flags Entertainment Corp.	18,317	779,388

Leisure Time — 1.1%
Brunswick Corp.	14,711	619,774

Office Furnishings — 1.0%
Steelcase, Inc. Class A	36,806	556,875

Retail — 11.5%
Casey’s General Stores, Inc.	11,538	811,006
Fiesta Restaurant Group, Inc. (a)	25,961	1,204,850
Five Below, Inc. (a)	20,864	832,682
Haverty Furniture Cos., Inc.	14,769	371,145
Jack in the Box, Inc.	16,031	959,295
Lithia Motors, Inc. Class A	11,452	1,077,290
Red Robin Gourmet Burgers, Inc. (a)	5,888	419,226
Tile Shop Holdings, Inc. (a) (b)	37,424	572,213
Vitamin Shoppe, Inc. (a)	12,115	521,187

		6,768,894

Storage & Warehousing — 1.5%
Mobile Mini, Inc.	17,884	856,465

		10,927,691

	Number of Shares	Value
Consumer, Non-cyclical — 26.0%
Biotechnology — 1.9%
NewLink Genetics Corp. (a)	16,124	$428,092
Puma Biotechnology, Inc. (a)	5,769	380,754
Sunesis Pharmaceuticals, Inc. (a)	51,287	334,391

		1,143,237

Commercial Services — 11.5%
The Corporate Executive Board Co.	10,903	743,803
Euronet Worldwide, Inc. (a)	12,193	588,190
ExamWorks Group, Inc. (a)	25,009	793,536
H&E Equipment Services, Inc. (a)	21,403	777,785
MAXIMUS, Inc.	21,922	943,084
TAL Education Group Sponsored ADR (Cayman Islands) (a)	33,893	932,057
TrueBlue, Inc. (a)	24,082	663,941
WEX, Inc. (a)	12,161	1,276,540

		6,718,936

Health Care – Products — 3.0%
Dexcom, Inc. (a)	22,355	886,599
LDR Holding Corp. (a)	14,278	357,093
Spectranetics Corp. (a)	21,980	502,903

		1,746,595

Health Care – Services — 4.9%
Acadia Healthcare Co., Inc. (a)	14,555	662,253
Centene Corp. (a)	11,035	834,356
HealthSouth Corp.	26,538	951,918
Surgical Care Affiliates, Inc. (a)	14,826	431,140

		2,879,667

Pharmaceuticals — 4.7%
Isis Pharmaceuticals, Inc. (a) (b)	23,134	796,966
Keryx Biopharmaceuticals, Inc. (a) (b)	47,364	728,458
Oramed Pharmaceuticals, Inc. (a) (b)	31,614	304,127
Orexigen Therapeutics, Inc. (a) (b)	65,305	403,585
Relypsa, Inc. (a)	21,778	529,641

		2,762,777

		15,251,212

Diversified — 1.4%
Holding Company – Diversified — 1.4%
Primoris Services Corp.	27,403	790,302

Energy — 2.6%
Oil & Gas — 1.6%
Rosetta Resources, Inc. (a)	16,890	926,417

Oil & Gas Services — 1.0%
Pioneer Energy Services Corp. (a)	34,730	609,164

		1,535,581

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 8.7%
Banks — 3.6%
Bank of the Ozarks, Inc.	23,653	$791,193
Banner Corp.	14,134	560,130
South State Corp.	12,670	772,870

		2,124,193

Diversified Financial — 2.0%
Altisource Residential Corp.	13,384	348,386
MarketAxess Holdings, Inc.	6,086	329,009
Virtus Investment Partners, Inc. (a)	2,388	505,659

		1,183,054

Real Estate — 0.7%
Jones Lang LaSalle, Inc.	3,173	401,035

Real Estate Investment Trusts (REITS) — 2.4%
Eastgroup Properties	10,673	685,527
Pebblebrook Hotel Trust	19,182	708,967

		1,394,494

		5,102,776

Industrial — 14.1%
Building Materials — 3.1%
Drew Industries, Inc.	10,327	516,453
Louisiana-Pacific Corp. (a)	33,460	502,569
USG Corp. (a)	27,634	832,613

		1,851,635

Electronics — 2.6%
FEI Co.	7,619	691,272
Fluidigm Corp. (a)	6,346	186,572
InvenSense, Inc. (a) (b)	28,845	654,493

		1,532,337

Engineering & Construction — 0.9%
EMCOR Group, Inc.	11,625	517,661

Environmental Controls — 1.0%
US Ecology, Inc.	12,028	588,771

Machinery – Diversified — 1.2%
Lindsay Corp. (b)	8,423	711,491

Manufacturing — 1.4%
Actuant Corp. Class A	23,278	804,721

Transportation — 3.9%
Diana Shipping, Inc. (a)	40,037	436,003
Hub Group, Inc. Class A (a)	14,932	752,573
Swift Transportation Co. (a)	42,789	1,079,566

		2,268,142

		8,274,758

Technology — 13.7%
Computers — 2.0%
Nimble Storage, Inc. (a) (b)	21,793	669,481
Spansion, Inc. Class A (a)	24,292	511,833

		1,181,314

	Number of Shares	Value
Semiconductors — 2.5%
Cavium, Inc. (a)	20,797	$1,032,779
Power Integrations, Inc.	7,154	411,641

		1,444,420

Software — 9.2%
Aspen Technology, Inc. (a)	21,345	990,408
Cornerstone OnDemand, Inc. (a)	12,548	577,459
Demandware, Inc. (a)	8,394	582,292
Envestnet, Inc. (a)	16,298	797,298
Guidewire Software, Inc. (a)	19,038	774,085
Infoblox, Inc. (a)	46,325	609,174
Interactive Intelligence Group, Inc. (a)	11,480	644,372
QLIK Technologies, Inc. (a)	19,326	437,154

		5,412,242

		8,037,976

TOTAL COMMON STOCK (Cost $52,839,366)		57,279,804

TOTAL EQUITIES (Cost $52,839,366)		57,279,804

MUTUAL FUNDS — 8.4%
Diversified Financial — 8.4%
State Street Navigator Securities Lending Prime Portfolio (c)	4,895,712	4,895,712

TOTAL MUTUAL FUNDS (Cost $4,895,712)		4,895,712

TOTAL LONG-TERM INVESTMENTS (Cost $57,735,078)		62,175,516

	Principal Amount
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 4.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (d)	$2,475,668	2,475,668

TOTAL SHORT-TERM INVESTMENTS (Cost $2,475,668)		2,475,668

TOTAL INVESTMENTS — 110.3% (Cost $60,210,746) (e)		64,651,184

Other Assets/(Liabilities) — (10.3)%		(6,021,687)

NET ASSETS — 100.0%		$58,629,497

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $4,764,666 or 8.13% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $2,475,668. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates of 9/25/39, and an aggregate market value, including accrued interest, of $2,526,577.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund — Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 100.3%

COMMON STOCK — 99.4%
Basic Materials — 5.4%
Chemicals — 3.5%
BASF SE	26,767	$3,116,693
Solvay SA Class A	17,963	3,096,745

		6,213,438

Forest Products & Paper — 0.9%
UPM-Kymmene OYJ (a)	97,160	1,657,796

Mining — 1.0%
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia) (a)	47,191	934,854
First Quantum Minerals Ltd. (a)	39,909	853,496

		1,788,350

		9,659,584

Communications — 7.2%
Advertising — 0.7%
Publicis Groupe	15,131	1,284,473

Telecommunications — 6.5%
Deutsche Telekom AG	107,668	1,887,179
KDDI Corp.	42,300	2,585,726
Koninklijke KPN NV (b)	654,212	2,382,215
KT Corp.	25,910	782,761
Vodafone Group PLC	1,182,399	3,951,326

		11,589,207

		12,873,680

Consumer, Cyclical — 15.3%
Airlines — 1.7%
Japan Airlines Co. Ltd.	33,700	1,865,110
Ryanair Holdings PLC Sponsored ADR (Ireland) (b)	22,408	1,250,366

		3,115,476

Auto Manufacturers — 5.3%
Daimler AG	38,061	3,564,414
Renault SA	17,039	1,543,534
Toyota Motor Corp.	72,000	4,331,099

		9,439,047

Automotive & Parts — 1.1%
Bridgestone Corp.	58,000	2,032,695

Distribution & Wholesale — 1.7%
Mitsui & Co. Ltd.	91,200	1,464,588
Wolseley PLC	27,872	1,526,129

		2,990,717

Food Services — 1.2%
Sodexo	20,314	2,186,266

	Number of Shares	Value
Home Builders — 1.1%
Daiwa House Industry Co. Ltd.	95,000	$1,972,759

Home Furnishing — 1.3%
Electrolux AB Series B	88,948	2,247,469

Lodging — 1.3%
InterContinental Hotels Group PLC	53,920	2,231,004

Retail — 0.6%
Kingfisher PLC	162,571	997,725

		27,213,158

Consumer, Non-cyclical — 13.7%
Agriculture — 2.7%
British American Tobacco PLC	26,921	1,601,992
Japan Tobacco, Inc.	86,300	3,151,770

		4,753,762

Beverages — 1.4%
SABMiller PLC	41,934	2,429,550

Foods — 2.3%
Metro AG (b)	19,747	860,619
NH Foods Ltd.	47,000	919,338
Seven & I Holdings Co. Ltd.	57,000	2,405,415

		4,185,372

Pharmaceuticals — 7.3%
AstraZeneca PLC	33,711	2,508,474
Bayer AG	29,002	4,096,486
Novartis AG	39,710	3,597,018
Roche Holding AG	9,686	2,890,317

		13,092,295

		24,460,979

Diversified — 1.5%
Holding Company – Diversified — 1.5%
Hutchison Whampoa Ltd.	137,000	1,872,317
Wharf Holdings Ltd.	100,000	723,014

		2,595,331

Energy — 11.1%
Oil & Gas — 11.1%
BG Group PLC	151,538	3,203,711
BP PLC	339,473	2,989,129
ENI SpA	82,943	2,267,173
Repsol YPF SA	94,576	2,498,726
Royal Dutch Shell PLC Class A	145,740	6,028,921
StatoilHydro ASA	66,933	2,064,789
Tullow Oil PLC	54,716	798,358

		19,850,807

		19,850,807

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 28.0%
Banks — 15.8%
Australia & New Zealand Banking Group Ltd.	84,441	$2,656,565
Barclays PLC	589,717	2,148,149
BNP Paribas	50,903	3,453,733
CaixaBank	217,124	1,338,382
CaixaBank SA	2,383	14,707
Commerzbank AG (b)	49,505	778,306
Danske Bank A/S	60,345	1,706,469
DnB NOR ASA	64,822	1,184,128
HSBC Holdings PLC	488,895	4,963,308
Mitsubishi UFJ Financial Group, Inc.	819,400	5,033,553
Nordea Bank AB	60,145	847,938
Sumitomo Mitsui Financial Group, Inc.	45,300	1,902,156
Turkiye Garanti Bankasi AS	264,591	1,035,444
UBI Banca	135,296	1,168,514

		28,231,352

Diversified Financial — 2.1%
Nomura Holdings, Inc.	273,700	1,934,383
ORIX Corp.	113,300	1,876,502

		3,810,885

Insurance — 7.3%
Assicurazioni Generali SpA	76,231	1,671,042
AXA SA	93,118	2,222,241
ING Groep NV (b)	160,096	2,246,326
Prudential PLC	142,227	3,262,514
Swiss Re AG	14,647	1,303,550
Zurich Insurance Group AG	7,664	2,310,621

		13,016,294

Real Estate — 2.3%
China Overseas Land & Investment Ltd.	422,000	1,023,599
Mitsubishi Estate Co. Ltd.	66,000	1,632,908
Mitsui Fudosan Co. Ltd.	40,000	1,352,668

		4,009,175

Real Estate Investment Trusts (REITS) — 0.5%
Goodman Group (a)	194,444	926,469

		49,994,175

Industrial — 10.6%
Building Materials — 2.9%
Compagnie de Saint-Gobain	43,669	2,460,136
Lafarge SA (a)	30,648	2,660,861

		5,120,997

Electrical Components & Equipment — 3.4%
Hitachi Ltd.	458,000	3,361,114
Schneider Electric SE	28,662	2,703,234

		6,064,348

	Number of Shares	Value
Engineering & Construction — 0.4%
Bouygues SA	17,630	$734,822

Machinery – Construction & Mining — 1.8%
Rio Tinto PLC	58,625	3,163,326

Machinery – Diversified — 0.8%
Kawasaki Heavy Industries Ltd.	372,000	1,419,958

Metal Fabricate & Hardware — 0.7%
Norsk Hydro ASA	241,227	1,289,540

Transportation — 0.6%
Yamato Holdings Co. Ltd.	56,200	1,164,031

		18,957,022

Technology — 2.4%
Computers — 0.4%
Asustek Computer	63,000	701,015

Office Equipment/Supplies — 1.2%
Ricoh Co. Ltd.	186,000	2,221,363

Semiconductors — 0.8%
Samsung Electronics Co., Ltd.	1,069	1,397,752

		4,320,130

Utilities — 4.2%
Electric — 1.8%
Electricite de France	22,499	708,598
Enel SpA (a)	414,618	2,412,700

		3,121,298

Gas — 1.9%
Gaz De France	124,052	3,410,818

Water — 0.5%
Suez Environnement Co.	46,316	887,740

		7,419,856

TOTAL COMMON STOCK (Cost $157,984,570)		177,344,722

PREFERRED STOCK — 0.9%
Consumer, Cyclical — 0.9%
Auto Manufacturers — 0.9%
Porsche Automobil Holdings SE 2.620%	16,019	1,668,412

TOTAL PREFERRED STOCK (Cost $1,738,390)		1,668,412

TOTAL EQUITIES (Cost $159,722,960)		179,013,134

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 7/10/14, Strike 39 (b)	90,327	$61,471

TOTAL RIGHTS (Cost $59,670)		61,471

MUTUAL FUNDS — 3.9%
Diversified Financial — 3.9%
State Street Navigator Securities Lending Prime Portfolio (c)	6,944,602	6,944,602

TOTAL MUTUAL FUNDS (Cost $6,944,602)		6,944,602

TOTAL LONG-TERM INVESTMENTS (Cost $166,727,232)		186,019,207

	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (d)	$4,587,514	4,587,514

TOTAL SHORT-TERM INVESTMENTS (Cost $4,587,514)		4,587,514

TOTAL INVESTMENTS — 106.8% (Cost $171,314,746) (e)		190,606,721

Other Assets/(Liabilities) — (6.8)%		(12,177,956)

NET ASSETS — 100.0%		$178,428,765

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $6,616,097 or 3.71% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,587,515. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity dates of 5/15/40, and an aggregate market value, including accrued interest, of $4,681,807.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 102.0%

COMMON STOCK — 101.3%
Basic Materials — 6.2%
Chemicals — 3.2%
Air Liquide	5,951	$803,440
Air Water, Inc.	3,000	48,050
Akzo Nobel NV	4,060	304,407
Arkema	963	93,735
Asahi Kasei Corp.	21,000	160,995
BASF SE	15,853	1,845,890
Brenntag AG	852	152,180
Croda International PLC	2,272	85,660
Daicel Corp.	4,000	38,292
EMS-Chemie Holding AG Registered	137	54,691
Givaudan SA Registered	163	271,918
Hitachi Chemical Co. Ltd.	1,700	28,172
Incitec Pivot Ltd.	27,162	74,338
Israel Chemicals Ltd.	7,241	62,147
Johnson Matthey PLC	3,418	181,179
JSR Corp.	2,800	48,114
K+S AG	2,770	90,931
Kaneka Corp.	4,000	25,070
Kansai Paint Co. Ltd.	4,000	66,999
Koninklijke DSM NV	2,902	211,198
Lanxess AG	1,512	101,999
Linde AG	3,211	682,848
Lonza Group AG Registered	991	107,890
Mitsubishi Chemical Holding Corp.	23,000	102,080
Mitsubishi Gas Chemical Co., Inc.	6,000	38,446
Mitsui Chemicals, Inc.	14,000	38,339
Nippon Paint Co. Ltd.	3,000	63,660
Nitto Denko Corp.	2,800	131,460
OCI NV (a) (b)	1,362	53,094
Shin-Etsu Chemical Co. Ltd.	7,100	432,215
Solvay SA Class A	980	168,948
Sumitomo Chemical Co. Ltd.	27,000	102,291
Syngenta AG	1,612	602,275
Taiyo Nippon Sanso Corp. (b)	4,000	35,484
Yara International ASA	3,062	153,525

		7,461,960

Forest Products & Paper — 0.3%
Oji Holdings Corp.	16,000	66,003
Stora Enso Oyj Class R	10,192	99,075
Svenska Cellulosa AB Class B	10,091	262,802
UPM-Kymmene OYJ (b)	8,805	150,236

		578,116

Iron & Steel — 0.6%
ArcelorMittal	16,816	249,930
Daido Steel Co. Ltd.	5,000	25,609
Fortescue Metals Group Ltd. (b)	26,043	106,984

	Number of Shares	Value
Hitachi Metals Ltd.	4,000	$60,669
JFE Holdings, Inc.	8,100	167,417
Kobe Steel Ltd.	49,000	73,631
Nippon Steel Corp.	131,000	419,649
ThyssenKrupp AG (a)	7,898	230,277
Voestalpine AG (b)	2,066	98,267
Yamato Kogyo Co. Ltd.	700	20,548

		1,452,981

Mining — 2.1%
Alumina Ltd. (a)	42,626	54,313
Anglo American PLC	24,132	589,534
Antofagasta PLC	7,346	96,359
BHP Billiton Ltd.	55,293	1,889,010
Boliden AB	4,822	69,973
Fresnillo PLC (b)	3,645	54,345
Glencore PLC	183,290	1,021,325
Iluka Resources Ltd. (b)	7,463	57,271
Mitsubishi Materials Corp.	18,000	63,191
Newcrest Mining Ltd. (a)	12,859	130,064
Orica Ltd. (b)	6,134	112,777
Randgold Resources Ltd.	1,611	135,538
Rio Tinto Ltd.	7,501	419,949
Sumitomo Metal Mining Co. Ltd.	9,000	146,396
Umicore SA (b)	1,855	86,338

		4,926,383

		14,419,440

Communications — 7.4%
Advertising — 0.4%
Dentsu, Inc.	3,900	159,168
Hakuhodo DY Holdings, Inc.	3,800	37,790
JCDecaux SA	1,078	40,267
Publicis Groupe	3,153	267,659
WPP PLC	23,306	507,487

		1,012,371

Internet — 0.4%
ASOS PLC (a)	880	44,477
Dena Co. Ltd.	1,400	18,969
Gree, Inc. (a) (b)	2,000	17,564
Iliad SA	431	130,073
Kakaku.com, Inc.	2,300	40,387
M3, Inc.	3,200	50,895
Rakuten, Inc. (b)	13,200	170,972
SBI Holdings, Inc.	3,742	45,934
Seek Ltd.	5,489	82,159
Trend Micro, Inc.	1,700	56,082
United Internet AG	1,972	86,885
Yahoo! Japan Corp.	23,900	110,753

		855,150

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 1.1%
Axel Springer AG (b)	653	$40,178
British Sky Broadcasting Group PLC	17,814	275,341
ITV PLC	66,910	203,763
Lagardere S.C.A	1,851	60,283
Pearson PLC	14,245	281,119
ProSiebenSat.1 Media AG (b)	3,834	170,838
Reed Elsevier NV	19,384	444,399
Reed Elsevier PLC	9,530	153,167
RTL Group (a)	681	75,706
Singapore Press Holdings Ltd. (b)	26,000	86,989
Sky Deutschland AG (a)	6,824	62,874
Vivendi SA	20,874	510,496
Wolters Kluwer NV	5,036	148,972

		2,514,125

Telecommunications — 5.5%
Alcatel-Lucent (a) (b)	50,075	179,562
Altice SA (a)	1,352	94,180
Belgacom SA	2,409	79,873
Bezeq Israeli Telecommunication Corp. Ltd.	33,602	62,923
BT Group PLC	136,729	899,526
Deutsche Telekom AG	53,849	943,852
Elisa OYJ	2,436	74,471
Eutelsat Communications SA	2,587	89,844
France Telecom SA	32,106	505,980
Hikari Tsushin, Inc. (b)	300	22,681
HKT Trust / HKT Ltd.	38,000	44,567
Inmarsat PLC	7,934	101,410
KDDI Corp.	10,100	617,396
Koninklijke KPN NV (a)	57,032	207,673
Millicom International Cellular SA	1,132	103,693
NICE Systems Ltd.	969	39,583
Nippon Telegraph & Telephone Corp.	6,400	399,718
Nokia Oyj (b)	64,864	490,644
NTT DOCOMO, Inc.	26,400	451,930
PCCW Ltd.	66,136	39,430
SES SA	5,096	193,209
Singapore Telecommunications Ltd.	138,000	426,303
Softbank Corp.	16,600	1,235,081
StarHub Ltd.	9,000	30,060
Swisscom AG	407	236,438
TDC A/S	13,459	139,285
Tele2 AB	5,538	65,172
Telecom Corp. of New Zealand Ltd.	30,816	72,309
Telecom Italia SpA (a)	178,733	226,123
Telecom Italia SpA- RSP	109,198	107,754
Telefonaktiebolaget LM Ericsson Class B	52,656	636,696
Telefonica Deutschland Holding AG	4,076	33,688
Telefonica SA	70,744	1,212,884
Telekom Austria AG	3,784	36,988

	Number of Shares	Value
Telenet Group Holding NV (a)	820	$46,702
Telenor ASA	13,171	299,665
TeliaSonera AB	41,734	304,599
Telstra Corp. Ltd.	75,387	370,547
TPG Telecom Ltd.	4,570	23,759
Vodafone Group PLC	456,459	1,525,389
Ziggo NV	2,498	115,438

		12,787,025

		17,168,671

Consumer, Cyclical — 11.4%
Airlines — 0.2%
All Nippon Airways Co. Ltd. (b)	17,000	40,142
Cathay Pacific Airways Ltd.	19,000	35,505
Deutsche Lufthansa AG	3,913	84,011
easyJet PLC	2,461	57,414
International Consolidated Airlines Group SA (a)	16,906	107,656
Japan Airlines Co. Ltd.	1,000	55,344
Qantas Airways Ltd. (a)	17,203	20,457
Singapore Airlines Ltd.	10,000	83,043

		483,572

Apparel — 0.4%
Adidas AG	3,629	367,586
Asics Corp.	2,800	65,430
Burberry Group PLC	7,862	199,333
Christian Dior SA	972	193,248
Hugo Boss AG	541	80,817
Yue Yuen Industrial Holdings Ltd.	11,000	37,268

		943,682

Auto Manufacturers — 3.6%
Bayerische Motoren Werke AG	5,727	726,430
Daihatsu Motor Co. Ltd.	3,000	53,420
Daimler AG	16,622	1,556,651
Fiat SpA (a)	14,580	143,692
Fuji Heavy Industries Ltd.	10,200	283,067
Hino Motors Ltd.	4,000	55,224
Honda Motor Co. Ltd.	28,100	982,947
Isuzu Motors Ltd.	20,000	132,510
Mazda Motor Corp.	48,000	225,673
Mitsubishi Motors Corp.	10,600	117,183
Nissan Motor Co. Ltd.	42,700	405,789
Peugeot SA (a)	6,259	92,683
Renault SA	3,382	306,370
Suzuki Motor Corp.	6,500	203,987
Toyota Motor Corp.	47,500	2,857,323
Volkswagen AG	500	129,281

		8,272,230

Automotive & Parts — 1.3%
Aisin Seiki Co.	3,500	139,506
Bridgestone Corp.	11,300	396,025

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cie Generale des Etablissements Michelin Class B	3,227	$386,053
Continental AG	1,906	441,531
Denso Corp.	8,400	401,682
GKN PLC	29,204	181,227
JTEKT Corp.	3,500	59,143
Koito Manufacturing Co. Ltd.	1,500	38,474
NGK Spark Plug Co., Ltd.	3,000	84,788
NHK Spring Co. Ltd.	2,600	24,411
NOK Corp.	1,400	28,190
Nokian Renkaat OYJ (b)	1,931	75,413
Pirelli & C. SpA	4,113	65,907
Stanley Electric Co. Ltd.	2,800	73,150
Sumitomo Electric Industries Ltd.	13,600	191,791
Sumitomo Rubber Industries Ltd.	2,600	37,595
Toyoda Gosei Co. Ltd.	1,100	22,880
Toyota Industries Corp.	2,800	144,857
Valeo SA	1,253	168,029
The Yokohama Rubber Co. Ltd.	3,000	25,985

		2,986,637

Distribution & Wholesale — 1.0%
Hitachi High-Technologies Corp.	1,100	26,216
ITOCHU Corp.	26,400	339,614
Jardine Cycle & Carriage Ltd.	2,000	70,768
Li & Fung Ltd.	98,000	145,403
Marubeni Corp.	29,000	212,453
Mitsubishi Corp.	24,200	504,132
Mitsui & Co. Ltd.	30,000	481,772
Sumitomo Corp.	19,800	267,757
Toyota Tsusho Corp.	3,500	100,857
Wolseley PLC	4,626	253,296

		2,402,268

Entertainment — 0.2%
Oriental Land Co. Ltd.	900	154,306
Tabcorp Holdings Ltd.	13,885	43,984
Tatts Group Ltd.	23,825	73,508
Toho Co. Ltd.	1,700	39,860
William Hill PLC	14,982	83,978

		395,636

Food Services — 0.3%
Compass Group PLC	30,966	540,568
Sodexo	1,571	169,076

		709,644

Home Builders — 0.2%
Daiwa House Industry Co. Ltd.	10,000	207,659
Iida Group Holdings Co. Ltd.	2,700	41,007
Persimmon PLC	5,048	109,777
Sekisui Chemical Co. Ltd.	7,000	81,238
Sekisui House Ltd.	9,200	126,397

		566,078

	Number of Shares	Value
Home Furnishing — 0.4%
Electrolux AB Series B	4,084	$103,191
Panasonic Corp.	38,100	465,077
Sony Corp. (b)	18,100	302,328

		870,596

Leisure Time — 0.2%
Carnival PLC	3,107	117,232
Flight Centre Travel Group Ltd. (b)	960	40,278
Sankyo Co. Ltd.	900	34,650
Sega Sammy Holdings, Inc.	3,300	65,046
Shimano, Inc.	1,400	155,646
Yamaha Corp.	2,500	39,488
Yamaha Motor Co. Ltd.	4,600	79,323

		531,663

Lodging — 0.8%
Accor SA	2,824	146,752
City Developments Ltd. (b)	8,000	65,462
Crown Resorts Ltd.	5,910	84,311
Galaxy Entertainment Group Ltd.	40,000	318,927
Genting Singapore PLC	105,000	112,025
InterContinental Hotels Group PLC	4,294	177,669
MGM China Holdings Ltd.	14,800	51,476
Sands China Ltd.	42,000	318,347
Shangri-La Asia Ltd.	22,000	34,593
SJM Holdings Ltd.	34,000	85,112
Whitbread PLC	3,177	239,390
Wynn Macau Ltd.	26,000	102,333

		1,736,397

Retail — 2.6%
ABC-Mart, Inc.	500	26,796
Aeon Co. Ltd.	11,500	141,620
Cie Financiere Richemont SA	9,021	946,806
Citizen Holdings Co. Ltd.	4,500	35,392
Don Quijote Holdings Co. Ltd.	1,000	55,837
FamilyMart Co. Ltd. (b)	1,000	43,151
Fast Retailing Co. Ltd.	900	296,847
Harvey Norman Holdings Ltd. (b)	9,444	27,629
Hennes & Mauritz AB Class B	16,356	714,149
Inditex SA	3,776	582,251
Isetan Mitsukoshi Holdings Ltd.	5,500	71,792
J Front Retailing Co. Ltd.	9,000	63,288
Kering	1,315	288,158
Kingfisher PLC	41,347	253,753
Lawson, Inc.	1,200	90,087
Marks & Spencer Group PLC	28,443	206,748
Marui Group Co. Ltd.	4,500	43,202
McDonald’s Holdings Co. Japan Ltd. (b)	1,100	30,890
Next PLC	2,715	300,664
Nitori Holdings Co. Ltd.	1,200	65,680

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pandora A/S	2,020	$154,992
Shimamura Co. Ltd.	400	39,373
Sports Direct International PLC (a)	4,484	54,141
Swatch Group AG	542	327,362
The Swatch Group AG	816	90,644
Takashimaya Co. Ltd.	4,000	38,889
Travis Perkins PLC	4,134	115,734
USS Co. Ltd.	3,800	64,928
Wesfarmers Ltd.	19,647	775,634
Yamada Denki Co. Ltd. (b)	14,300	51,037

		5,997,474

Storage & Warehousing — 0.0%
Mitsubishi Logistics Corp.	2,000	30,008

Textiles — 0.1%
Kuraray Co. Ltd.	6,100	77,436
Teijin Ltd.	14,000	35,161
Toray Industries, Inc.	26,000	171,204

		283,801

Toys, Games & Hobbies — 0.1%
Bandai Namco Holdings, Inc.	3,000	70,385
Nintendo Co. Ltd.	1,800	215,710
Sanrio Co. Ltd. (b)	700	20,354

		306,449

		26,516,135

Consumer, Non-cyclical — 22.9%
Agriculture — 1.6%
British American Tobacco PLC	32,482	1,932,911
Golden Agri-Resources Ltd.	108,000	48,073
Imperial Tobacco Group PLC	16,629	747,781
Japan Tobacco, Inc.	18,900	690,249
Swedish Match AB	3,640	126,277
Wilmar International Ltd.	32,000	81,896

		3,627,187

Beverages — 2.5%
Asahi Group Holdings Ltd.	6,900	216,870
Carlsberg A/S Class B	1,913	206,047
Coca-Cola Amatil Ltd.	10,718	95,565
Coca-Cola HBC AG Sponsored ADR (Switzerland)	2,589	58,900
Coca-Cola HBC AG	893	20,492
Diageo PLC	43,253	1,376,886
Heineken Holding NV Class A	1,729	113,681
Heineken NV	4,005	287,544
InBev NV	13,858	1,592,853
Kirin Holdings Co. Ltd.	14,300	206,813
Pernod-Ricard SA	3,664	440,014
Remy Cointreau SA (b)	420	38,640
SABMiller PLC	16,616	962,689
Suntory Beverage & Food Ltd.	2,400	94,224
Treasury Wine Estates Ltd. (b)	11,154	52,705

		5,763,923

	Number of Shares	Value
Biotechnology — 0.3%
CSL Ltd.	8,380	$526,120
Novozymes A/S	4,292	215,358

		741,478

Commercial Services — 1.4%
Abertis Infraestructuras SA	6,712	154,315
Adecco SA	2,993	246,120
Aggreko PLC	4,297	121,255
Atlantia SpA	6,870	195,837
Babcock International Group PLC	8,326	165,589
Benesse Holdings, Inc.	1,200	52,097
Brambles Ltd.	27,242	236,242
Bunzl PLC	5,601	155,335
Bureau Veritas SA	3,745	103,951
Capita PLC	11,578	226,702
Dai Nippon Printing Co. Ltd.	9,000	94,161
Edenred	3,445	104,387
Experian PLC	17,322	292,562
G4S PLC	25,788	112,573
Intertek Group PLC	2,752	129,425
Park24 Co. Ltd.	1,900	34,588
Randstad Holding NV	2,097	113,565
Secom Co. Ltd.	3,600	220,357
Securitas AB Class B	5,456	64,673
SGS SA	96	230,104
Toppan Printing Co. Ltd.	9,000	69,777
Transurban Group (b)	31,135	217,037

		3,340,652

Cosmetics & Personal Care — 0.6%
Beiersdorf AG	1,808	174,967
Kao Corp.	8,900	350,649
L’Oreal	4,132	712,490
Shiseido Co. Ltd.	6,100	111,329
Unicharm Corp.	2,200	131,265

		1,480,700

Foods — 5.4%
Ajinomoto Co., Inc.	10,000	156,710
Aryzta AG	1,490	141,021
Associated British Foods PLC	6,195	324,426
Barry Callebaut AG	33	44,835
Calbee, Inc.	1,200	33,135
Carrefour SA	10,730	395,460
Casino Guichard-Perrachon SA	963	127,606
Colruyt SA	1,210	61,437
Danone SA	9,813	728,298
Delhaize Group	1,724	116,564
Distribuidora Internacional de Alimentacion SA	10,427	95,891
First Pacific Co. Ltd.	41,750	46,976
J Sainsbury PLC (b)	20,511	111,030
Jeronimo Martins SGPS SA	4,409	72,538

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kerry Group PLC Class A	2,647	$198,825
Kikkoman Corp.	3,000	62,597
Koninklijke Ahold NV	16,301	305,868
Lindt & Spruengli AG	15	76,344
Lindt & Spruengli AG	2	123,531
MEIJI Holdings Co. Ltd.	1,100	72,962
Metcash Ltd. (b)	14,608	36,383
Metro AG (a)	2,677	116,670
Nestle SA	55,560	4,304,953
NH Foods Ltd.	3,000	58,681
Nisshin Seifun Group, Inc.	3,300	39,430
Nissin Foods Holdings Co. Ltd.	900	46,331
Olam International Ltd.	10,000	20,693
Seven & I Holdings Co. Ltd.	13,000	548,603
Tate & Lyle PLC	8,631	101,051
Tesco PLC	140,040	680,249
Toyo Suisan Kaisha Ltd.	2,000	61,778
Unilever NV	28,135	1,230,666
Unilever PLC	22,121	1,003,081
WM Morrison Supermarkets PLC	38,631	121,534
Woolworths Ltd.	21,629	718,199
Yakult Honsha Co. Ltd. (b)	1,500	76,095
Yamazaki Baking Co. Ltd. (b)	2,000	24,985

		12,485,436

Health Care – Products — 0.9%
Cie Generale d’Optique Essilor International SA	3,538	375,620
Cochlear Ltd. (b)	870	50,649
Coloplast A/S Class B	1,843	166,752
Elekta AB (b)	5,936	75,466
Fresenius SE & Co. KGaA	2,187	326,148
Getinge AB Class B	3,460	90,868
Luxottica Group SpA	3,013	174,383
QIAGEN NV (a)	4,019	97,359
Shimadzu Corp.	4,000	36,730
Smith & Nephew PLC	15,540	276,335
Sonova Holding AG	891	136,002
Sysmex Corp.	2,500	94,027
Terumo Corp.	5,200	116,500
William Demant Holding (a)	401	36,410

		2,053,249

Health Care – Services — 0.2%
Fresenius Medical Care AG & Co. KGaA	3,637	244,745
Miraca Holdings, Inc.	1,000	48,512
Ramsay Health Care Ltd.	2,277	97,783
Ryman Healthcare Ltd.	5,921	44,324
Sonic Healthcare Ltd.	6,586	107,698

		543,062

Household Products — 0.6%
Henkel AG & Co. KGaA	2,081	209,410

	Number of Shares	Value
Husqvarna AB Class B	7,229	$56,143
Reckitt Benckiser Group PLC	11,180	974,981
Societe BIC SA	485	66,347

		1,306,881

Pharmaceuticals — 9.4%
Actelion Ltd.	1,727	218,313
Alfresa Holdings Corp.	800	51,625
Astellas Pharma, Inc.	37,600	494,964
AstraZeneca PLC	21,769	1,619,856
Bayer AG	14,272	2,015,897
Celesio AG	834	29,688
Chugai Pharmaceutical Co. Ltd.	3,800	107,343
Daiichi Sankyo Co. Ltd.	11,100	207,351
Eisai Co. Ltd.	4,500	188,761
GlaxoSmithKline PLC	83,846	2,240,519
Grifols SA	2,393	130,648
Grifols SA Class B	79	3,440
Hisamitsu Pharmaceutical Co., Inc.	900	40,307
Kyowa Hakko Kirin Co. Ltd. (b)	4,000	54,219
Medipal Holdings Corp.	2,300	32,639
Merck KGaA	2,310	200,517
Mitsubishi Tanabe Pharma Corp.	3,500	52,470
Novartis AG	39,679	3,594,210
Novo Nordisk A/S	34,378	1,586,978
Ono Pharmaceutical Co. Ltd.	1,500	132,353
Orion OYJ Class B	1,746	65,042
Otsuka Holdings Co. Ltd.	6,500	201,734
Roche Holding AG	12,119	3,616,328
Sanofi	20,568	2,187,674
Santen Pharmaceutical Co. Ltd.	1,200	67,586
Shionogi & Co. Ltd.	5,200	108,728
Shire Ltd.	10,170	797,439
Sumitomo Dainippon Pharma Co. Ltd. (b)	2,300	26,495
Suzuken Co. Ltd.	1,100	40,994
Taisho Pharmaceutical Holdings Co. Ltd.	500	36,557
Takeda Pharmaceutical Co. Ltd.	13,600	631,625
Teva Pharmaceutical Industries Ltd.	14,769	774,785
UCB SA (b)	1,877	158,789

		21,715,874

		53,058,442

Diversified — 1.1%
Holding Company – Diversified — 1.1%
Bollore SA	90	58,416
Exor SpA	1,746	71,716
GEA Group AG	3,025	143,283
Groupe Bruxelles Lambert SA	1,340	139,249
Hutchison Whampoa Ltd.	36,990	505,525
Industrivarden AB Class C	1,824	36,004
Keppel Corp. Ltd.	26,000	225,060

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
LVMH Moet Hennessy Louis Vuitton SA	4,809	$926,360
Noble Group Ltd.	73,000	80,259
NWS Holdings Ltd.	26,872	49,856
Swire Pacific Ltd. Class A	10,500	129,188
TUI Travel PLC	8,419	57,279
Wendel SA	543	77,735
Wharf Holdings Ltd.	27,000	195,214

		2,695,144

Energy — 7.2%
Energy – Alternate Sources — 0.0%
Enel Green Power SpA (b)	27,971	79,211

Oil & Gas — 6.9%
BG Group PLC	58,731	1,241,650
BP PLC	318,078	2,800,741
Caltex Australia Ltd.	2,466	50,187
ENI SpA	43,772	1,196,468
Galp Energia SGPS SA	6,391	117,091
Idemitsu Kosan Co. Ltd.	1,700	36,975
Inpex Corp.	15,400	234,532
JX Holdings, Inc.	39,400	211,142
Lundin Petroleum AB (a)	3,823	77,303
Neste Oil OYJ	2,061	40,166
OMV AG	2,522	113,974
Repsol YPF SA	14,895	393,530
Royal Dutch Shell PLC Class A	67,136	2,777,258
Royal Dutch Shell PLC Class B	42,099	1,830,813
Santos Ltd.	17,200	231,447
Seadrill Ltd. (b)	6,589	261,076
Showa Shell Sekiyu KK (b)	2,800	31,859
StatoilHydro ASA	19,197	592,201
TonenGeneral Sekiyu KK (b)	5,000	47,525
Total SA	36,871	2,663,945
Transocean Ltd. (b)	6,225	279,464
Tullow Oil PLC	15,921	232,303
Woodside Petroleum Ltd.	11,301	437,890

		15,899,540

Oil & Gas Services — 0.3%
AMEC PLC	5,484	113,906
Fugro NV (b)	1,343	76,828
Petrofac Ltd.	4,782	98,280
Saipem SpA (a)	4,458	120,137
Subsea 7 SA	4,527	84,450
Technip SA	1,802	197,385

		690,986

Pipelines — 0.0%
APA Group	14,132	91,802

		16,761,539

	Number of Shares	Value
Financial — 25.4%
Banks — 14.0%
Aozora Bank Ltd.	21,000	$69,086
Australia & New Zealand Banking Group Ltd.	47,304	1,488,213
Banca Monte dei Paschi di Siena SpA (a) (b)	76,577	148,363
Banco Bilbao Vizcaya Argentaria SA	101,878	1,296,993
Banco de Sabadell SA (b)	60,441	205,950
Banco Espirito Santo SA (a)	39,665	32,696
Banco Popolare SC (a)	6,366	104,883
Banco Popular Espanol SA	31,116	209,001
Banco Santander SA	203,761	2,126,215
Bank Hapoalim B.M.	17,735	102,458
Bank Leumi Le-Israel (a)	22,256	86,761
Bank of East Asia Ltd.	23,544	97,723
Bank of Ireland (a)	408,061	137,815
The Bank of Kyoto Ltd. (b)	7,000	63,753
Bank of Queensland Ltd.	6,913	79,528
The Bank of Yokohama Ltd.	19,000	109,556
Bankia SA (a)	76,530	148,090
Barclays PLC	282,452	1,028,881
Bendigo and Adelaide Bank Ltd. (b)	7,162	82,377
BNP Paribas	18,278	1,240,150
BOC Hong Kong Holdings Ltd.	66,000	191,296
CaixaBank	31,135	191,920
CaixaBank SA	331	2,040
The Chiba Bank Ltd.	13,000	91,938
The Chugoku Bank Ltd.	2,700	41,580
Commerzbank AG (a)	16,932	266,201
Commonwealth Bank of Australia	27,756	2,118,232
Credit Agricole SA (b)	16,917	238,608
Danske Bank A/S	11,428	323,167
DBS Group Holdings, Ltd.	30,000	402,230
Deutsche Bank AG	23,841	838,780
DnB NOR ASA	17,121	312,756
Erste Group Bank AG	4,652	150,492
Fukuoka Financial Group, Inc.	15,000	72,533
The Gunma Bank Ltd.	6,000	35,537
The Hachijuni Bank Ltd.	8,000	49,598
Hang Seng Bank Ltd.	13,500	221,160
The Hiroshima Bank Ltd.	8,000	38,283
Hokuhoku Financial Group, Inc.	18,000	38,429
HSBC Holdings PLC	324,522	3,294,578
Intesa Sanpaolo SpA	201,219	620,316
Intesa Sanpaolo SpA	16,213	43,021
The Iyo Bank Ltd.	4,000	40,497
The Joyo Bank Ltd.	11,000	58,734
Julius Baer Group Ltd.	3,701	152,606
KBC Groep NV (a)	4,204	228,465
Lloyds Banking Group PLC (a)	986,043	1,253,948
Mediobanca SpA (a)	10,025	99,960
Mitsubishi UFJ Financial Group, Inc.	219,500	1,348,383

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mizrahi Tefahot Bank Ltd.	2,271	$29,355
Mizuho Financial Group, Inc.	395,600	813,206
National Australia Bank Ltd.	40,531	1,253,731
Natixis	17,179	110,004
Nordea Bank AB	52,298	737,309
Oversea-Chinese Banking Corp. Ltd.	44,829	343,447
Raiffeisen Bank International AG	1,830	58,258
Resona Holdings, Inc.	37,400	218,251
Royal Bank of Scotland Group PLC (a)	43,889	247,317
Seven Bank Ltd.	12,400	50,732
Shinsei Bank Ltd.	25,000	56,407
The Shizuoka Bank Ltd.	9,000	97,459
Skandinaviska Enskilda Banken AB Class A	26,360	351,941
Societe Generale SA	12,434	650,234
Standard Chartered PLC	41,953	857,344
Sumitomo Mitsui Financial Group, Inc.	21,900	919,585
Sumitomo Mitsui Trust Holdings, Inc.	58,000	265,611
Suruga Bank Ltd.	3,000	58,324
Svenska Handelsbanken AB	8,570	419,035
Swedbank AB Class A	15,633	414,313
UBI Banca (b)	14,731	127,228
UniCredit SpA	76,355	639,525
United Overseas Bank Ltd.	21,512	388,785
Westpac Banking Corp.	53,568	1,712,788
Yamaguchi Financial Group, Inc.	3,000	31,669

		32,475,638

Diversified Financial — 2.3%
Aberdeen Asset Management PLC	15,854	123,187
Acom Co. Ltd. (a) (b)	5,400	25,751
Aeon Credit Service Co. Ltd.	1,900	49,783
ASX Ltd.	3,240	108,871
Credit Saison Co. Ltd.	2,500	51,988
Credit Suisse Group	26,217	746,539
Daiwa Securities Group, Inc.	29,000	251,653
Deutsche Boerse AG	3,358	260,604
Eurazeo SA	636	52,866
Hargreaves Lansdown PLC	3,982	84,230
Hong Kong Exchanges and Clearing Ltd.	19,256	359,198
ICAP PLC	9,724	63,164
Investec PLC	8,701	80,273
Japan Exchange Group, Inc.	4,500	111,154
London Stock Exchange Group PLC	2,844	97,598
Macquarie Group Ltd.	5,023	282,348
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,500	48,950
Nomura Holdings, Inc.	62,900	444,548
Old Mutual PLC	85,475	288,858

	Number of Shares	Value
ORIX Corp.	22,800	$377,619
Partners Group Holding AG	294	80,289
Schroders PLC	2,061	88,266
Singapore Exchange Ltd.	13,000	72,339
UBS AG	63,047	1,155,279

		5,305,355

Insurance — 5.5%
Admiral Group PLC	3,359	89,282
Aegon NV	32,062	279,861
Ageas	3,698	147,545
AIA Group Ltd.	207,980	1,047,943
Allianz SE	7,883	1,313,825
AMP Ltd.	49,714	248,668
Assicurazioni Generali SpA	20,234	443,545
Aviva PLC	51,074	447,580
AXA SA	31,358	748,352
Baloise Holding AG	811	95,578
CNP Assurances	2,934	60,913
The Dai-ichi Life Insurance Co. Ltd.	14,800	220,978
Delta Lloyd NV	3,442	87,298
Direct Line Insurance Group PLC	24,873	115,124
Gjensidige Forsikring ASA	3,324	59,615
Hannover Rueck SE	1,023	92,193
ING Groep NV (a)	66,370	931,246
Insurance Australia Group Ltd.	39,642	218,420
Legal & General Group PLC	102,626	395,891
Mapfre SA	15,948	63,491
Mitsui Sumitomo Insurance Group Holdings, Inc.	9,000	217,908
Muenchener Rueckversicherungs AG (b)	3,102	687,660
NKSJ Holdings, Inc.	5,500	148,462
Prudential PLC	44,244	1,014,904
QBE Insurance Group Ltd. (b)	20,878	214,131
RSA Insurance Group PLC	16,981	137,983
Sampo Oyj	7,743	391,920
SCOR SE	2,577	88,654
Sony Financial Holdings, Inc.	3,100	52,974
Standard Life PLC	41,336	264,296
Suncorp Group Ltd.	22,359	285,609
Swiss Life Holding AG	537	127,363
Swiss Re AG	6,097	542,619
T&D Holdings, Inc.	9,700	132,125
Tokio Marine Holdings, Inc.	11,900	392,101
Tryg A/S	387	39,099
UnipolSai SpA	13,601	43,740
Vienna Insurance Group AG Wiener Versicherung Gruppe	623	33,350
Zurich Insurance Group AG	2,575	776,337

		12,698,583

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Companies — 0.3%
Cheung Kong Infrastructure Holdings Ltd.	10,000	$69,222
Delek Group Ltd.	77	31,844
Friends Life Group Ltd.	24,330	131,158
Investment AB Kinnevik Class B	3,958	168,587
Investor AB Class B	7,914	296,640
The Israel Corp. Ltd. (a)	38	21,630
Pargesa Holding SA	548	49,211

		768,292

Real Estate — 1.8%
Aeon Mall Co. Ltd.	1,800	47,481
Capitaland Ltd.	42,000	107,793
Cheung Kong Holdings	24,000	425,565
Daito Trust Construction Co. Ltd.	1,200	141,225
Deutsche Wohnen AG	4,938	106,497
Global Logistic Properties Ltd.	51,000	110,440
Hang Lung Properties Ltd.	38,000	117,205
Henderson Land Development Co. Ltd.	18,151	106,337
Hulic Co. Ltd.	4,000	52,893
Hysan Development Co. Ltd.	10,035	47,158
IMMOFINANZ AG	18,714	66,127
Keppel Land Ltd.	11,000	29,828
Kerry Properties Ltd.	9,500	33,250
Lend Lease Group	10,112	125,178
Mitsubishi Estate Co. Ltd.	22,000	544,303
Mitsui Fudosan Co. Ltd.	16,000	541,067
New World Development Ltd.	88,740	101,107
Nomura Real Estate Holdings, Inc.	2,000	37,914
NTT Urban Development Corp.	1,900	21,454
REA Group Ltd.	847	34,146
Scentre Group (a)	92,354	278,673
Sino Land Co. Ltd.	50,850	83,553
Sumitomo Realty & Development Co. Ltd.	6,000	258,168
Sun Hung Kai Properties Ltd.	28,258	388,031
Swire Properties Ltd.	19,796	57,859
Swiss Prime Site AG	939	77,844
Tokyo Tatemono Co. Ltd.	8,000	74,164
Tokyu Fudosan Holdings Corp.	8,000	63,262
UOL Group Ltd.	7,225	37,794
Wheelock & Co. Ltd.	17,000	71,587

		4,187,903

Real Estate Investment Trusts (REITS) — 1.5%
Ascendas Real Estate Investment Trust	35,000	64,577
British Land Co. PLC	16,952	203,632
CapitaCommercial Trust (b)	31,000	42,275
Capital Shopping Centres Group PLC	14,243	75,846
CapitaMall Trust	42,000	66,546
CFS Retail Property Trust Group (b)	37,394	71,918
Corio NV	1,268	64,770

	Number of Shares	Value
Dexus Property Group	90,335	$94,539
Federation Centres Ltd.	21,726	51,002
Fonciere Des Regions	494	53,537
Gecina SA	397	57,899
Goodman Group (b)	28,316	134,917
GPT Group	30,612	110,873
Hammerson PLC	13,060	129,516
ICADE	578	61,938
Japan Prime Realty Investment Corp.	14	50,246
Japan Real Estate Investment Corp.	20	116,545
Japan Retail Fund Investment Corp.	39	87,743
Klepierre	1,857	94,634
Land Securities Group PLC	13,862	245,506
The Link REIT	41,223	221,805
Mirvac Group	61,837	104,129
Nippon Building Fund, Inc.	24	140,336
Nippon Prologis REIT, Inc.	20	46,662
Segro PLC	12,598	74,437
Stockland (b)	38,909	142,407
Unibail-Rodamco SE	68	19,761
Unibail-Rodamco SE	1,611	468,653
United Urban Investment Corp.	41	66,197
Westfield Corp.	34,480	232,604

		3,395,450

Venture Capital — 0.0%
3i Group PLC	16,487	113,259

		58,944,480

Industrial — 13.3%
Aerospace & Defense — 1.1%
BAE Systems PLC	55,281	409,592
Cobham PLC	18,631	99,475
European Aeronautic Defence and Space Co.	10,161	681,986
Finmeccanica SpA (a) (b)	6,425	61,032
Meggitt PLC	13,731	118,757
Rolls-Royce Holdings PLC	32,552	594,532
Safran SA	4,729	309,439
Thales SA	1,703	102,920
Zodiac Aerospace	3,065	103,664

		2,481,397

Building Materials — 1.3%
Asahi Glass Co. Ltd. (b)	19,000	112,142
Boral Ltd.	12,337	61,136
Compagnie de Saint-Gobain	7,697	433,618
CRH PLC	12,785	329,218
Daikin Industries Ltd.	4,100	259,333
Fletcher Building Ltd.	11,526	88,907
Geberit AG Registered	661	232,130
HeidelbergCement AG	2,477	211,251
Holcim Ltd.	3,973	349,250
Imerys SA	511	43,124

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
James Hardie Industries NV	7,503	$98,024
Lafarge SA (b)	3,246	281,818
Lixil Group Corp.	4,800	129,822
Rinnai Corp.	600	58,019
Sika AG	36	147,248
Taiheiyo Cement Corp.	22,000	88,739
TOTO Ltd. (b)	5,000	67,512

		2,991,291

Electrical Components & Equipment — 1.2%
Brother Industries Ltd.	4,200	72,941
Casio Computer Co. Ltd. (b)	3,400	49,463
Hitachi Ltd.	84,000	616,449
Legrand SA	4,658	284,753
Mitsubishi Electric Corp.	33,000	408,283
OSRAM Licht AG (a)	1,474	74,358
Prysmian SpA	3,594	81,112
Schneider Electric SE	253	23,708
Schneider Electric SE	8,757	825,909
Sharp Corp. (a) (b)	26,000	83,316
Toshiba Corp.	70,000	327,428

		2,847,720

Electronics — 1.5%
Advantest Corp. (b)	2,300	28,482
Fanuc Corp.	3,300	570,268
Hamamatsu Photonics KK	1,100	54,054
Hirose Electric Co. Ltd.	500	74,436
Hoya Corp.	7,600	252,899
Ibiden Co. Ltd.	1,900	38,337
Japan Display, Inc. (a)	5,900	36,204
Keyence Corp.	800	349,928
Koninklijke Philips Electronics NV	16,804	532,695
Kyocera Corp.	5,600	266,422
Mabuchi Motor Co. Ltd.	500	37,961
Murata Manufacturing Co. Ltd.	3,500	328,303
NEC Corp.	43,000	137,400
NGK Insulators Ltd.	5,000	113,781
Nidec Corp. (b)	3,400	209,049
Nippon Electric Glass Co. Ltd.	6,000	35,007
Omron Corp.	3,500	147,872
Rexel Promesses	4,471	104,526
Yaskawa Electric Corp.	4,000	48,552
Yokogawa Electric Corp.	3,800	48,191

		3,414,367

Energy – Alternate Sources — 0.1%
Vestas Wind Systems A/S (a)	4,011	202,565

Engineering & Construction — 1.4%
ABB Ltd.	38,009	877,126
ACS Actividades de Construccion y Servicios SA	2,866	130,924
Aeroports de Paris	520	68,490
Aker Kvaerner ASA	2,282	39,607

	Number of Shares	Value
Auckland International Airport Ltd.	16,061	$54,843
Boskalis Westminster	1,398	80,096
Bouygues SA	3,159	131,668
Chiyoda Corp.	3,000	36,409
Ferrovial SA (b)	6,729	149,698
Fraport AG Frankfurt Airport Services Worldwide	574	40,536
Hochtief AG	355	30,729
JGC Corp.	4,000	121,745
Kajima Corp.	13,000	57,567
Leighton Holdings Ltd. (b)	3,333	62,021
Obayashi Corp.	11,000	78,637
SembCorp Industries Ltd.	17,000	73,050
Shimizu Corp.	11,000	77,997
Singapore Technologies Engineering Ltd.	25,000	76,085
Skanska AB	6,282	143,255
Sydney Airport	18,507	73,701
Taisei Corp.	17,000	94,279
Vinci SA	8,359	624,302
WorleyParsons Ltd.	3,732	61,330

		3,184,095

Environmental Controls — 0.0%
Kurita Water Industries Ltd. (b)	1,700	39,451

Hand & Machine Tools — 0.4%
Fuji Electric Co. Ltd.	9,000	42,743
Makita Corp.	2,000	123,532
Sandvik AB	18,474	252,151
Schindler Holding AG	792	120,328
Schindler Holding AG	367	55,331
SMC Corp.	1,000	268,159
Techtronic Industries Co.	22,903	73,473
THK Co. Ltd.	1,800	42,530

		978,247

Machinery – Construction & Mining — 1.4%
Atlas Copco AB Class A Shares	11,625	335,560
Atlas Copco AB Class B	6,472	172,711
BHP Billiton PLC	36,483	1,187,860
Hitachi Construction Machinery Co. Ltd. (b)	1,600	31,931
Komatsu Ltd.	16,100	374,382
Rio Tinto PLC	21,973	1,185,633

		3,288,077

Machinery – Diversified — 1.1%
Alstom SA	3,636	132,708
Amada Co. Ltd.	6,000	61,088
Andritz AG	1,277	73,717
CNH Industrial NV (b)	16,814	172,490
Hexagon AB Class B	4,645	149,596
IHI Corp.	23,000	107,367
Kawasaki Heavy Industries Ltd.	25,000	95,427

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kone OYJ	5,463	$228,101
Kubota Corp.	20,000	284,148
MAN SE	610	75,392
Metso OYJ (b)	1,862	70,546
Mitsubishi Heavy Industries Ltd.	53,000	331,292
Nabtesco Corp.	2,100	46,511
Sumitomo Heavy Industries Ltd.	11,000	52,424
Volvo AB Class B	26,346	362,511
The Weir Group PLC	3,536	158,297
Zardoya Otis SA (b)	3,024	53,803

		2,455,418

Manufacturing — 1.4%
Alfa Laval AB (b)	5,263	135,515
ALS Ltd. (b)	6,332	52,930
FUJIFILM Holdings Corp.	8,100	226,350
IMI PLC	4,939	125,596
Konica Minolta Holdings, Inc.	8,500	84,171
Melrose Industries PLC	18,026	80,200
Nikon Corp. (b)	5,900	93,023
Olympus Corp. (a)	4,200	145,047
Orkla ASA	15,032	133,816
Siemens AG	13,686	1,807,572
Smiths Group PLC	6,620	146,847
Sulzer AG	377	52,877
Wartsila OYJ Abp	2,445	121,183

		3,205,127

Metal Fabricate & Hardware — 0.4%
Assa Abloy AB Series B	5,877	298,706
Maruichi Steel Tube Ltd.	900	24,197
Norsk Hydro ASA	22,425	119,879
NSK Ltd.	8,000	104,283
SKF AB Class B	7,111	181,262
Tenaris SA	8,443	199,157
Vallourec SA	1,890	84,595

		1,012,079

Packaging & Containers — 0.2%
Amcor Ltd.	21,445	211,032
Rexam PLC	11,802	108,005
Toyo Seikan Kaisha Ltd.	3,000	46,186

		365,223

Shipbuilding — 0.0%
SembCorp Marine Ltd. (b)	15,000	49,333
Yangzijiang Shipbuilding Holdings Ltd.	33,000	28,507

		77,840

Transportation — 1.8%
AP Moeller – Maersk A/S Class A	45	105,936
AP Moeller – Maersk A/S Class B	115	285,936
Asciano Group	18,520	98,397
Aurizon Holdings Ltd.	38,469	180,761

	Number of Shares	Value
Central Japan Railway Co.	2,500	$357,059
ComfortDelGro Corp. Ltd.	35,000	70,032
Deutsche Post AG	16,739	605,415
DSV A/S	3,342	108,943
East Japan Railway	5,800	457,445
Groupe Eurotunnel SA	7,731	104,660
Hankyu Hanshin Holdings, Inc.	20,000	114,266
Hutchison Port Holdings Trust	94,000	67,682
Kamigumi Co. Ltd.	4,000	36,829
Keikyu Corp.	9,000	80,962
Keio Corp.	11,000	86,549
Keisei Electric Railway Co. Ltd.	5,000	49,877
Kintetsu Corp.	31,000	113,047
Koninklijke Vopak NV	1,072	52,378
Kuehne & Nagel International AG	916	121,926
Mitsui OSK Lines Ltd.	17,000	63,357
MTR Corp.	23,000	88,737
Nagoya Railroad Co. Ltd.	14,000	55,866
Nippon Express Co. Ltd.	14,000	67,952
Nippon Yusen KK	29,000	83,710
Odakyu Electric Railway Co. Ltd. (b)	12,000	115,641
Royal Mail PLC (a)	10,538	89,924
TNT Express NV	7,360	66,535
Tobu Railway Co. Ltd.	19,000	99,529
Tokyu Corp.	19,000	134,868
Toll Holdings Ltd. (b)	12,004	57,769
West Japan Railway Co.	2,900	127,805
Yamato Holdings Co. Ltd.	6,500	134,630

		4,284,423

		30,827,320

Technology — 2.4%
Computers — 0.4%
Atos Origin SA	1,311	109,287
Cap Gemini SA	2,594	185,263
Computershare Ltd.	8,216	96,760
Fujitsu LTD	33,000	247,906
Gemalto NV (b)	1,193	123,599
Gemalto NV (b)	116	12,024
Itochu Techno-Solutions Corp.	300	13,040
NTT Data Corp.	2,200	84,657
Otsuka Corp.	900	43,676
TDK Corp.	2,100	98,686

		1,014,898

Office Equipment/Supplies — 0.4%
Canon, Inc. (b)	19,600	641,576
Ricoh Co. Ltd.	11,900	142,120
Seiko Epson Corp.	2,100	89,283

		872,979

Semiconductors — 0.7%
ARM Holdings PLC	24,444	368,982
ASM Pacific Technology Ltd.	3,800	41,509

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ASML Holding NV	6,187	$575,786
Infineon Technologies AG	19,939	249,256
Rohm Co. Ltd.	1,800	103,437
STMicroelectronics NV	10,619	95,223
Tokyo Electron Ltd.	2,900	196,596

		1,630,789

Software — 0.9%
Amadeus IT Holding SA Class A	6,654	274,139
Dassault Systemes SA	1,057	135,859
GungHo Online Entertainment, Inc. (b)	6,900	44,653
Konami Corp. (b)	1,500	33,219
Nexon Co. Ltd.	2,400	22,973
Nomura Research Institute Ltd.	1,800	56,784
Oracle Corp.	600	26,273
The Sage Group PLC	18,494	121,436
SAP AG	15,913	1,229,089
Xero Ltd. (a) (b)	1,080	24,576

		1,969,001

		5,487,667

Utilities — 4.0%
Electric — 2.7%
AGL Energy Ltd.	9,225	134,638
Chubu Electric Power Co., Inc. (a)	10,800	134,491
The Chugoku Electric Power Co., Inc.	5,100	69,709
CLP Holdings Ltd.	33,499	274,206
Contact Energy Ltd.	6,246	29,039
E.ON AG	34,518	712,770
EDP – Energias de Portugal SA	38,507	193,194
Electric Power Development Co. Ltd.	2,100	68,313
Electricite de France (b)	4,009	126,262
Enel SpA	113,867	662,602
Fortum OYJ	7,895	211,816
Hokuriku Electric Power Co.	2,600	34,523
HongKong Electric Holdings	24,000	210,410
Iberdrola SA	88,112	673,667
The Kansai Electric Power Co., Inc. (a)	11,800	111,398
Kyushu Electric Power (a)	8,000	90,225
National Grid PLC	64,220	922,640
Origin Energy Ltd.	18,539	255,756
Red Electrica Corp. SA (b)	1,919	175,782
RWE AG	8,511	365,512
Scottish & Southern Energy PLC	16,698	447,538
Shikoku Electric Power Co., Inc. (a) (b)	3,300	46,143
SP AusNet	26,022	32,523
Terna Rete Elettrica Nazionale SpA	25,135	132,511
Tohoku Electric Power Co., Inc.	7,900	92,894
The Tokyo Electric Power Co., Inc. (a)	24,900	103,862

		6,312,424

	Number of Shares	Value
Gas — 1.0%
Centrica PLC	87,460	$467,575
Enagas SA (b)	3,749	120,800
Gas Natural SDG SA (b)	6,208	196,466
Gaz De France	24,972	686,607
Hong Kong & China Gas Co. Ltd.	111,720	244,962
Osaka Gas Co. Ltd.	32,000	134,724
Snam Rete Gas SpA	35,634	214,681
Toho Gas Co. Ltd.	6,000	33,042
Tokyo Gas Co. Ltd.	42,000	245,694

		2,344,551

Water — 0.3%
Severn Trent PLC	3,949	130,478
Suez Environnement Co.	5,256	100,742
United Utilities Group PLC	11,531	173,918
Veolia Environnement SA	7,001	133,233

		538,371

		9,195,346

TOTAL COMMON STOCK (Cost $188,669,177)		235,074,184

PREFERRED STOCK — 0.7%
Consumer, Cyclical — 0.5%
Auto Manufacturers — 0.5%
Bayerische Motoren Werke AG 3.520%	1,012	97,027
Porsche Automobil Holdings SE 2.620%	2,570	267,670
Volkswagen AG 2.150%	2,811	738,332

		1,103,029

Consumer, Non-cyclical — 0.2%
Household Products — 0.2%
Henkel AG & Co. KGaA 1.43%	3,093	357,780

Energy — 0.0%
Oil & Gas — 0.0%
Fuchs Petrolub AG 2.150%	1,274	57,615

TOTAL PREFERRED STOCK (Cost $1,108,475)		1,518,424

TOTAL EQUITIES (Cost $189,777,652)		236,592,608

RIGHTS — 0.0%
Communications — 0.0%
Telecommunications — 0.0%
HKT Trust and HKT Ltd., Expires 7/15/14 (a) (c)	6,840	1,986

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 7/10/14, Strike 39 (a)	14,224	$9,680

TOTAL RIGHTS (Cost $9,396)		11,666

MUTUAL FUNDS — 4.2%
Diversified Financial — 4.2%
iShares MSCI EAFE Index Fund	29,455	2,013,838
State Street Navigator Securities Lending Prime Portfolio (d)	7,667,796	7,667,796

		9,681,634

TOTAL MUTUAL FUNDS (Cost $9,705,377)		9,681,634

TOTAL LONG-TERM INVESTMENTS (Cost $199,492,425)		246,285,908

	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (e)	$2,612,510	2,612,510

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	4,197	4,197

TOTAL SHORT-TERM INVESTMENTS (Cost $2,616,707)		2,616,707

TOTAL INVESTMENTS — 107.3% (Cost $202,109,132) (f)		248,902,615

Other Assets/(Liabilities) — (7.3)%		(16,898,611)

NET ASSETS — 100.0%		$232,004,004

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $7,283,394 or 3.14% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $1,986 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $2,612,511. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity dates of 5/15/40, and an aggregate market value, including accrued interest, of $2,665,979.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 100.5%

COMMON STOCK — 100.3%
Basic Materials — 5.5%
Chemicals — 4.5%
Air Liquide	55,378	$7,476,548
Akzo Nobel NV (a)	78,888	5,914,796
BASF SE	22,519	2,622,065
Givaudan SA Registered	450	750,694
Linde AG	28,294	6,016,972
Shin-Etsu Chemical Co. Ltd.	57,700	3,512,505
Solvay SA Class A	16,080	2,772,124

		29,065,704

Forest Products & Paper — 0.2%
UPM-Kymmene OYJ (a)	86,147	1,469,886

Mining — 0.8%
First Quantum Minerals Ltd.	31,358	670,624
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia) (a)	41,692	825,919
Orica Ltd. (a)	203,356	3,738,802

		5,235,345

		35,770,935

Communications — 4.2%
Advertising — 1.9%
Publicis Groupe	24,187	2,053,239
WPP PLC	474,049	10,322,396

		12,375,635

Media — 0.5%
ProSiebenSat.1 Media AG (a)	44,917	2,001,443
Thomson Reuters Corp. (a)	31,800	1,157,799

		3,159,242

Telecommunications — 1.8%
Deutsche Telekom AG	95,336	1,671,027
KDDI Corp.	35,800	2,188,392
Koninklijke KPN NV (b)	563,547	2,052,072
KT Corp.	21,883	661,102
Singapore Telecommunications Ltd.	338,500	1,045,679
Singapore Telecommunications Ltd.	139,000	429,330
Vodafone Group PLC	1,046,966	3,498,738

		11,546,340

		27,081,217

Consumer, Cyclical — 15.7%
Airlines — 0.4%
Japan Airlines Co. Ltd.	30,000	1,660,335
Ryanair Holdings PLC Sponsored ADR (Ireland) (b)	17,686	986,879

		2,647,214

	Number of Shares	Value
Apparel — 0.4%
Christian Dior SA	8,600	$1,709,807
Prada SpA	184,500	1,311,602

		3,021,409

Auto Manufacturers — 5.6%
Bayerische Motoren Werke AG	38,300	4,858,091
Daimler AG	79,496	7,444,802
Honda Motor Co. Ltd.	373,200	13,054,656
Renault SA	14,432	1,307,371
Toyota Motor Corp.	160,800	9,672,788

		36,337,708

Automotive & Parts — 1.7%
Bridgestone Corp.	52,200	1,829,425
Delphi Automotive PLC	36,745	2,525,852
Denso Corp.	135,400	6,474,736

		10,830,013

Distribution & Wholesale — 1.3%
Li & Fung Ltd.	3,477,600	5,159,729
Mitsui & Co. Ltd.	81,100	1,302,391
Wolseley PLC	34,684	1,899,119

		8,361,239

Food Services — 1.9%
Compass Group PLC	585,621	10,223,080
Sodexo	17,114	1,841,870

		12,064,950

Home Builders — 0.3%
Daiwa House Industry Co. Ltd.	84,000	1,744,334

Home Furnishing — 0.3%
Electrolux AB Series B	75,260	1,901,611

Lodging — 0.3%
InterContinental Hotels Group PLC	45,419	1,879,265

Retail — 3.5%
Cie Financiere Richemont SA	47,300	4,964,407
Hennes & Mauritz AB Class B	158,859	6,936,235
Kering	22,000	4,820,890
Kingfisher PLC	136,661	838,711
Yum! Brands, Inc.	60,844	4,940,533

		22,500,776

		101,288,519

Consumer, Non-cyclical — 23.4%
Agriculture — 1.2%
British American Tobacco PLC	22,603	1,345,040
Japan Tobacco, Inc.	181,300	6,621,274

		7,966,314

Beverages — 4.5%
Carlsberg A/S Class B	14,627	1,575,454
Diageo PLC	287,531	9,153,059

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Heineken Holding NV Class A	40,300	$2,649,716
Heineken NV	45,802	3,288,407
Pernod-Ricard SA	84,748	10,177,482
SABMiller PLC	33,841	1,960,661

		28,804,779

Commercial Services — 2.1%
Adecco SA	20,700	1,702,201
Experian PLC	265,900	4,490,951
Hays PLC	535,661	1,337,210
Meitec Corp.	14,200	443,609
Randstad Holding NV	93,502	5,063,670
Secom Co. Ltd.	10,700	654,948

		13,692,589

Cosmetics & Personal Care — 0.8%
Beiersdorf AG	53,418	5,169,456

Foods — 6.0%
Danone SA	156,955	11,648,834
Koninklijke Ahold NV	40,861	766,707
Loblaw Cos. Ltd.	61,230	2,732,555
Metro AG (b)	16,585	722,812
Nestle SA	200,699	15,550,752
NH Foods Ltd.	42,000	821,536
Seven & I Holdings Co. Ltd.	47,800	2,017,172
Tesco PLC	988,500	4,801,671

		39,062,039

Health Care – Products — 0.9%
Sonova Holding AG	19,772	3,017,986
Terumo Corp.	111,700	2,502,521

		5,520,507

Household Products — 1.0%
Reckitt Benckiser Group PLC	71,888	6,269,183

Pharmaceuticals — 6.9%
AstraZeneca PLC	28,360	2,110,300
Bayer AG	130,462	18,427,550
GlaxoSmithKline PLC	99,400	2,656,150
Merck KGaA	66,138	5,741,039
Novartis AG	39,406	3,569,481
Roche Holding AG	23,000	6,863,235
Sanofi	10,450	1,111,493
Valeant Pharmaceuticals International, Inc. (b)	30,263	3,816,770

		44,296,018

		150,780,885

Diversified — 2.0%
Holding Company – Diversified — 2.0%
Hutchison Whampoa Ltd.	121,000	1,653,652
LVMH Moet Hennessy Louis Vuitton SA	53,836	10,370,457
Wharf Holdings Ltd.	84,000	607,332

		12,631,441

	Number of Shares	Value
Energy — 5.0%
Oil & Gas — 4.6%
BG Group PLC	396,116	$8,374,408
BP PLC	273,903	2,411,772
ENI SpA	72,575	1,983,773
Inpex Corp.	270,300	4,116,501
Reliance Industries Ltd.	164,104	2,765,693
Repsol YPF SA	80,105	2,116,398
Royal Dutch Shell PLC Class A	128,714	5,324,595
StatoilHydro ASA	59,114	1,823,584
Tullow Oil PLC	45,706	666,894

		29,583,618

Oil & Gas Services — 0.4%
Saipem SpA (b)	99,098	2,670,549

		32,254,167

Financial — 22.5%
Banks — 11.0%
Australia & New Zealand Banking Group Ltd.	74,535	2,344,916
Barclays PLC	1,369,023	4,986,908
BNP Paribas (a)	130,603	8,861,323
CaixaBank	185,215	1,141,690
CaixaBank SA (b)	2,170	13,392
Commerzbank AG (b)	41,703	655,645
Danske Bank A/S	52,541	1,485,784
DBS Group Holdings, Ltd.	378,000	5,068,099
DnB NOR ASA	57,239	1,045,606
HSBC Holdings PLC	1,272,148	12,914,966
Intesa Sanpaolo SpA	1,354,800	4,176,563
Itau Unibanco Holding SA Sponsored ADR (Brazil)	210,277	3,023,777
Julius Baer Group Ltd.	80,438	3,316,749
Kasikornbank PCL	133,700	844,678
Lloyds Banking Group PLC (b)	3,708,100	4,715,579
Mitsubishi UFJ Financial Group, Inc.	723,300	4,443,213
Nordea Bank AB	48,491	683,638
Sberbank of Russia Sponsored ADR (Russia)	156,853	1,595,195
Standard Chartered PLC	303,890	6,210,238
Sumitomo Mitsui Financial Group, Inc.	39,400	1,654,414
Turkiye Garanti Bankasi AS	215,006	841,399
UBI Banca (a)	110,418	953,649

		70,977,421

Diversified Financial — 4.8%
BM&F BOVESPA SA	291,515	1,529,151
Credit Suisse Group	314,505	8,955,649
Daiwa Securities Group, Inc.	506,000	4,390,916
Housing Development Finance Corp.	222,822	3,658,190
Nomura Holdings, Inc.	241,600	1,707,515
ORIX Corp.	97,900	1,621,444

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Schroders PLC	60,100	$2,573,876
Schroders PLC	300	9,900
UBS AG	360,356	6,603,198

		31,049,839

Insurance — 6.0%
AIA Group Ltd.	1,022,000	5,149,522
Allianz SE	37,700	6,283,296
AMP Ltd.	796,857	3,985,855
Assicurazioni Generali SpA	64,625	1,416,630
AXA SA	80,178	1,913,431
ING Groep NV (b)	603,417	8,466,617
Prudential PLC	115,099	2,640,231
Swiss Re AG	36,162	3,218,336
Willis Group Holdings PLC	87,300	3,780,090
Zurich Insurance Group AG	6,496	1,958,480

		38,812,488

Real Estate — 0.6%
China Overseas Land & Investment Ltd.	358,000	868,362
Mitsubishi Estate Co. Ltd.	58,000	1,434,979
Mitsui Fudosan Co. Ltd.	34,000	1,149,768

		3,453,109

Real Estate Investment Trusts (REITS) — 0.1%
Goodman Group (a)	165,074	786,530

		145,079,387

Industrial — 14.6%
Aerospace & Defense — 0.7%
Meggitt PLC	5,200	44,974
MTU Aero Engines AG	13,229	1,217,228
Rolls-Royce Holdings PLC	88,724	1,620,462
Safran SA	24,100	1,576,967

		4,459,631

Building Materials — 1.2%
Compagnie de Saint-Gobain (a)	36,737	2,069,615
Geberit AG Registered	80	28,094
Holcim Ltd.	39,400	3,463,490
Lafarge SA (a)	24,376	2,116,326

		7,677,525

Electrical Components & Equipment — 2.5%
Hitachi Ltd.	411,000	3,016,196
Legrand SA	43,218	2,642,005
Schneider Electric SE	112,300	10,591,486

		16,249,687

Electronics — 3.2%
Fanuc Corp.	19,900	3,438,891
Hon Hai Precision Industry Co. Ltd.	1,018,907	3,411,953
Hoya Corp.	184,300	6,132,804
Koninklijke Philips Electronics NV	127,264	4,034,328

	Number of Shares	Value
Kyocera Corp.	65,300	$3,106,670
Omron Corp.	16,900	714,011

		20,838,657

Engineering & Construction — 0.1%
Bouygues SA	15,610	650,628

Hand & Machine Tools — 0.2%
Schindler Holding AG	7,600	1,154,659

Machinery – Construction & Mining — 1.6%
Atlas Copco AB Class B	67,000	1,787,947
Rio Tinto PLC	159,322	8,596,800

		10,384,747

Machinery – Diversified — 1.0%
CNH Industrial NV (a)	489,200	5,018,552
Kawasaki Heavy Industries Ltd.	330,000	1,259,640

		6,278,192

Manufacturing — 1.3%
Olympus Corp. (b)	76,700	2,648,829
Smiths Group PLC	275,002	6,100,175

		8,749,004

Metal Fabricate & Hardware — 0.7%
Norsk Hydro ASA	204,389	1,092,613
SKF AB Class B (a)	124,900	3,183,754

		4,276,367

Transportation — 2.1%
Canadian National Railway Co.	97,877	6,363,963
Kuehne & Nagel International AG	46,988	6,254,426
Yamato Holdings Co. Ltd.	48,900	1,012,831

		13,631,220

		94,350,317

Technology — 6.0%
Computers — 0.4%
Asustek Computer	55,000	611,997
NCR Corp. (b)	46,996	1,649,090

		2,261,087

Internet — 0.4%
Check Point Software Technologies Ltd. (b)	38,728	2,595,938

Office Equipment/Supplies — 1.0%
Canon, Inc. (a)	134,500	4,402,654
Ricoh Co. Ltd.	165,300	1,974,147

		6,376,801

Semiconductors — 2.1%
Samsung Electronics Co., Ltd.	5,757	7,527,463
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	295,083	6,311,825

		13,839,288

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 2.1%
Amadeus IT Holding SA Class A	81,323	$3,350,442
Dassault Systemes SA	14,862	1,910,251
SAP AG	110,847	8,561,605

		13,822,298

		38,895,412

Utilities — 1.4%
Electric — 0.4%
Electricite de France	19,202	604,760
Enel SpA	350,067	2,037,072

		2,641,832

Gas — 0.9%
Gaz De France	217,017	5,966,897

Water — 0.1%
Suez Environnement Co.	37,025	709,659

		9,318,388

TOTAL COMMON STOCK (Cost $537,262,172)		647,450,668

PREFERRED STOCK — 0.2%
Consumer, Cyclical — 0.2%
Auto Manufacturers — 0.2%
Porsche Automobil Holdings SE 2.620%	13,591	1,415,530

TOTAL PREFERRED STOCK (Cost $1,474,062)		1,415,530

TOTAL EQUITIES (Cost $538,736,234)		648,866,198

RIGHTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 7/10/14, Strike 39 (b)	81,672	55,581

TOTAL RIGHTS (Cost $53,952)		55,581

MUTUAL FUNDS — 3.7%
Diversified Financial — 3.7%
State Street Navigator Securities Lending Prime Portfolio (c)	23,916,317	23,916,317

TOTAL MUTUAL FUNDS (Cost $23,916,317)		23,916,317

TOTAL LONG-TERM INVESTMENTS (Cost $562,706,503)		672,838,096

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (d)	$16,615,816	$16,615,816

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	23,349	23,349

TOTAL SHORT-TERM INVESTMENTS (Cost $16,639,165)		16,639,165

TOTAL INVESTMENTS — 106.8% (Cost $579,345,668) (e)		689,477,261

Other Assets/(Liabilities) — (6.8)%		(43,950,587)

NET ASSETS — 100.0%		$645,526,674

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $22,770,051 or 3.53% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $16,615,821. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 5/15/40 – 9/15/40, and an aggregate market value, including accrued interest, of $16,950,533.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$1,795,088,268	$173,970,316
Short-term investments, at value (Note 2) (b)	116,203,969	22,731,942

Total investments (c)	1,911,292,237	196,702,258

Foreign currency, at value (d)	550,273	500,952
Receivables from:
Investments sold	20,980,524	97,703
Collateral held for open futures contracts (Note 2)	-	182,057
Investments sold on a when-issued basis (Note 2)	51,138,520	6,028,242
Open forward foreign currency contracts (Note 2)	1,350,317	104,494
Investment adviser (Note 3)	-	17,535
Fund shares sold	167,331	86,148
Collateral held for open swap agreements (Note 2)	603,000	1,000
Variation margin on open derivative instruments (Note 2)	873,776	23,892
Interest and dividends	10,727,144	1,253,400
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	1,619,836	-
Prepaid expenses	16,480	2,383

Total assets	1,999,319,438	205,000,064

Liabilities:
Payables for:
Investments purchased	20,132,809	74,307
Written options outstanding, at value (Note 2) (e)	372,475	28,050
Open forward foreign currency contracts (Note 2)	1,963,848	31,911
Fund shares repurchased	38,821,674	2,318,090
Interest and dividends	67,369	-
Investments purchased on a when-issued basis (Note 2)	282,218,898	28,513,427
Securities on loan (Note 2)	-	-
Payable for premium on purchased options	67,613	-
Open swap agreements, at value (Note 2)	174,224	-
Trustees’ fees and expenses (Note 3)	242,879	53,994
Variation margin on open derivative instruments (Note 2)	630,201	-
Collateral pledged for open swap agreements (Note 2)	2,625,000	-
Collateral pledged for when-issued securities (Note 2)	1,290,000	-
Affiliates (Note 3):
Investment advisory fees	498,048	67,813
Administration fees	190,140	26,973
Service fees	309,270	17,712
Shareholder service fees	29,620	7,543
Distribution fees	33,333	665
Due to custodian	169	646,903
Accrued expense and other liabilities	114,663	43,748

Total liabilities	349,782,233	31,831,136

Net assets	$1,649,537,205	$173,168,928

Net assets consist of:
Paid-in capital	$1,587,492,753	$172,980,366
Undistributed (accumulated) net investment income (loss)	19,713,602	2,781,346
Accumulated net realized gain (loss) on investments and foreign currency transactions	497,611	(8,814,787)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	41,833,239	6,222,003

Net assets	$1,649,537,205	$173,168,928

(a) Cost of investments:	$1,760,181,002	$167,749,663
(b) Cost of short-term investments:	$116,203,969	$22,731,942
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$547,756	$499,349
(e) Premiums on written options:	$1,330,438	$31,372

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$368,323,924	$1,549,195,959	$470,196,870	$3,275,944,543	$865,950,531
10,741,703	41,834,884	15,716,832	75,478,422	67,119,108

379,065,627	1,591,030,843	485,913,702	3,351,422,965	933,069,639

-	-	58,801	-	-

8,783,013	-	20,865,478	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	4,080	-	-
27,990	85,876	15,661	1,682,584	442,955
-	-	-	-	-
-	-	-	15,936	-
531,685	1,802,513	873,783	3,469,069	564,432
-	265,595	106,033	-	-
-	-	-	-	-
1,562	15,043	3,746	3,317	14,322

388,409,877	1,593,199,870	507,841,284	3,356,593,871	934,091,348

12,385,609	-	1,753,404	3,210,229	-
-	-	-	-	-
-	-	-	-	-
5,616,047	9,809,607	35,570,583	44,583,741	4,512,523
-	-	-	-	-
-	-	-	-	-
-	-	23,171,540	-	-
-	-	-	-	-
-	-	-	-	-
96,310	309,816	216,895	590,961	190,235
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-

156,331	795,510	244,072	268,253	536,183
31,939	143,136	48,522	444,797	91,914
15,420	158,509	39,039	350,184	130,121
4,721	60,412	12,859	96,632	45,645
111	875	71	3,373	457
-	-	-	26	-
27,049	42,556	36,451	55,677	41,304

18,333,537	11,320,421	61,093,436	49,603,873	5,548,382

$370,076,340	$1,581,879,449	$446,747,848	$3,306,989,998	$928,542,966

$322,039,295	$1,011,301,261	$328,775,734	$1,982,243,205	$555,708,536
5,532,351	11,462,187	7,777,123	26,709,372	12,163,354
(55,544,685)	63,205,053	29,592,490	(20,223,834)	104,160,335
98,049,379	495,910,948	80,602,501	1,318,261,255	256,510,741

$370,076,340	$1,581,879,449	$446,747,848	$3,306,989,998	$928,542,966

$270,274,545	$1,053,292,620	$389,598,372	$1,958,412,551	$609,439,790
$10,741,703	$41,834,884	$15,716,832	$75,478,422	$67,119,108
$-	$-	$22,606,248	$-	$-
$-	$-	$58,707	$-	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Class I shares:
Net assets	$476,469,994	$45,718,657

Shares outstanding (a)	45,604,791	4,398,039

Net asset value, offering price and redemption price per share	$10.45	$10.40

Class R5 shares:
Net assets	$181,376,121	$37,550,389

Shares outstanding (a)	17,395,784	3,612,795

Net asset value, offering price and redemption price per share	$10.43	$10.39

Service Class shares:
Net assets	$390,451,028	$43,382,491

Shares outstanding (a)	37,352,557	4,171,426

Net asset value, offering price and redemption price per share	$10.45	$10.40

Administrative Class shares:
Net assets	$103,056,110	$18,065,442

Shares outstanding (a)	9,920,556	1,740,858

Net asset value, offering price and redemption price per share	$10.39	$10.38

Class R4 shares:
Net assets	$443,470,774	$102,891

Shares outstanding (a)	42,451,754	9,941

Net asset value, offering price and redemption price per share	$10.45	$10.35

Class A shares:
Net assets	$101,971	$27,252,062

Shares outstanding (a)	9,766	2,633,612

Net asset value and redemption price per share	$10.44	$10.35

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.96	$10.87

Class R3 shares:
Net assets	$54,611,207	$1,096,996

Shares outstanding (a)	5,261,997	106,629

Net asset value, offering price and redemption price per share	$10.38	$10.29

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$88,170,399	$391,448,041	$65,194,832	$528,754,018	$182,868,187

6,095,841	27,064,426	6,525,267	29,062,882	7,351,382

$14.46	$14.46	$9.99	$18.19	$24.88

$234,635,964	$573,604,213	$260,544,775	$985,815,628	$316,682,190

16,221,574	39,570,789	26,073,226	54,111,420	12,712,807

$14.46	$14.50	$9.99	$18.22	$24.91

$14,604,676	$208,565,563	$30,233,417	$686,300,038	$96,239,658

1,009,562	14,430,951	3,024,219	37,649,627	3,902,384

$14.47	$14.45	$10.00	$18.23	$24.66

$7,850,743	$152,323,836	$27,607,175	$523,192,083	$112,640,713

540,679	10,506,689	2,771,682	29,032,062	4,602,332

$14.52	$14.50	$9.96	$18.02	$24.47

$104,042	$104,405	$103,544	$577,149,964	$107,280

7,215	7,278	10,428	32,295,455	4,494

$14.42	$14.35	$9.93	$17.87	$23.87

$24,524,430	$254,373,921	$62,936,212	$105,142	$219,280,066

1,701,086	17,731,618	6,336,370	5,885	9,187,089

$14.42	$14.35	$9.93	$17.87	$23.87

$15.30	$15.23	$10.54	$18.96	$25.33

$186,086	$1,459,470	$127,893	$5,673,125	$724,872

12,866	102,411	13,084	320,772	31,319

$14.46	$14.25	$9.77	$17.69	$23.14

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Assets:
Investments, at value (Note 2) (a)	$144,599,831	$1,321,556,348
Short-term investments, at value (Note 2) (b)	3,265,195	8,583,212

Total investments (c)	147,865,026	1,330,139,560

Foreign currency, at value (d)	-	161,606
Receivables from:
Investments sold	101,114	5,065,581
Investment adviser (Note 3)	6,462	-
Fund shares sold	19,185	256,568
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	78,302	491,092
Foreign taxes withheld	-	4,488
Prepaid expenses	3,396	3,400

Total assets	148,073,485	1,336,122,295

Liabilities:
Payables for:
Investments purchased	1,292,961	7,591,773
Fund shares repurchased	4,850,171	6,773,604
Securities on loan (Note 2)	1,372,350	-
Trustees’ fees and expenses (Note 3)	19,416	229,817
Affiliates (Note 3):
Investment advisory fees	78,307	702,412
Administration fees	12,295	143,380
Service fees	14,762	103,888
Shareholder service fees	4,890	61,209
Distribution fees	134	606
Due to custodian	-	-
Accrued expense and other liabilities	29,713	49,740

Total liabilities	7,674,999	15,656,429

Net assets	$140,398,486	$1,320,465,866

Net assets consist of:
Paid-in capital	$104,488,108	$865,058,203
Undistributed (accumulated) net investment income (loss)	350,180	(918,776)
Accumulated net realized gain (loss) on investments and foreign currency transactions	11,773,370	49,350,580
Net unrealized appreciation (depreciation) on investments and foreign currency translations	23,786,828	406,975,859

Net assets	$140,398,486	$1,320,465,866

(a) Cost of investments:	$120,813,003	$914,580,848
(b) Cost of short-term investments:	$3,265,195	$8,583,212
(c) Securities on loan with market value of:	$1,339,688	$-
(d) Cost of foreign currency:	$-	$161,478

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$999,594,832	$155,322,739	$152,463,399	$506,889,594	$206,798,552
4,834,669	3,961,186	8,382,498	16,391,861	4,617,430

1,004,429,501	159,283,925	160,845,897	523,281,455	211,415,982

-	-	-	-	-

1,966,972	1,597,960	-	18,945,003	2,725,770
-	-	2,637	-	-
297,537	86,709	17,341	31,834	41,247
-	-	-	-	20,982
162,146	217,763	144,732	654,860	164,480
48,291	304	-	-	-
14,630	2,382	3,206	3,560	12,564

1,006,919,077	161,189,043	161,013,813	542,916,712	214,381,025

1,183,802	1,699,529	40,969	2,921,284	860,036
4,558,077	4,021,879	3,052,419	22,568,041	4,855,885
24,082,174	-	-	24,949,897	11,781,723
128,410	34,834	28,732	139,452	7,602

569,438	92,134	99,405	364,560	16,465
88,316	13,029	13,560	46,232	16,298
104,711	4,045	3,982	34,840	11,990
44,240	1,215	1,530	12,867	6,782
68	63	61	127	62
-	-	-	-	3
29,444	26,858	23,033	31,473	15,416

30,788,680	5,893,586	3,263,691	51,068,773	17,572,262

$976,130,397	$155,295,457	$157,750,122	$491,847,939	$196,808,763

$635,980,380	$131,049,587	$124,016,668	$308,765,445	$160,758,718
(80,289)	788,802	723,393	1,776,255	922,037
35,555,272	529,493	(11,411,630)	36,748,190	3,759,657
304,675,034	22,927,575	44,421,691	144,558,049	31,368,351

$976,130,397	$155,295,457	$157,750,122	$491,847,939	$196,808,763

$694,919,798	$132,395,164	$108,041,708	$362,331,545	$175,495,018
$4,834,669	$3,961,186	$8,382,498	$16,391,861	$4,617,430
$23,585,039	$-	$-	$24,303,786	$11,492,189
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Class I shares:
Net assets	$77,742,944	$79,033,089

Shares outstanding (a)	8,963,741	4,527,179

Net asset value, offering price and redemption price per share	$8.67	$17.46

Class R5 shares:
Net assets	$19,652,895	$635,555,549

Shares outstanding (a)	2,265,074	36,419,628

Net asset value, offering price and redemption price per share	$8.68	$17.45

Service Class shares:
Net assets	$6,211,812	$182,417,118

Shares outstanding (a)	725,145	10,511,445

Net asset value, offering price and redemption price per share	$8.57	$17.35

Administrative Class shares:
Net assets	$12,052,050	$255,350,445

Shares outstanding (a)	1,429,485	14,846,308

Net asset value, offering price and redemption price per share	$8.43	$17.20

Class R4 shares:
Net assets	$102,921	$104,083

Shares outstanding (a)	12,578	6,219

Net asset value, offering price and redemption price per share	$8.18	$16.74

Class A shares:
Net assets	$24,407,820	$166,992,512

Shares outstanding (a)	2,984,385	9,982,038

Net asset value and redemption price per share	$8.18	$16.73

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$8.68	$17.75

Class R3 shares:
Net assets	$228,044	$1,013,070

Shares outstanding (a)	28,857	62,917

Net asset value, offering price and redemption price per share	$7.90	$16.10

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$280,008,810	$75,749,794	$51,046,560	$128,972,477	$134,225,929

23,693,237	4,822,404	3,337,365	7,473,126	10,029,443

$11.82	$15.71	$15.30	$17.26	$13.38

$248,279,065	$66,126,802	$90,830,512	$228,645,081	$3,186,584

21,092,877	4,202,990	5,936,299	13,224,326	238,564

$11.77	$15.73	$15.30	$17.29	$13.36

$143,769,292	$5,656,351	$5,140,740	$47,171,333	$5,025,281

12,408,838	359,649	336,028	2,737,729	377,226

$11.59	$15.73	$15.30	$17.23	$13.32

$129,281,543	$1,551,310	$4,222,074	$30,266,003	$32,028,547

11,402,562	98,095	276,806	1,774,659	2,405,452

$11.34	$15.81	$15.25	$17.05	$13.32	*

$103,029	$104,458	$101,279	$102,819	$104,135

9,461	6,663	6,658	6,146	7,831

$10.89	$15.68	$15.21	$16.73	$13.30

$174,563,495	$6,000,091	$6,307,742	$56,478,467	$22,134,218

16,029,829	382,683	414,648	3,375,956	1,664,466

$10.89	$15.68	$15.21	$16.73	$13.30

$11.55	$16.64	$16.14	$17.75	$14.11

$125,163	$106,651	$101,215	$211,759	$104,069

12,037	6,833	6,658	13,120	7,831

$10.40	$15.61	$15.20	$16.14	$13.29

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Assets:
Investments, at value (Note 2) (a)	$150,548,022	$1,981,085,995
Short-term investments, at value (Note 2) (b)	6,733,391	78,733,340

Total investments (c)	157,281,413	2,059,819,335

Foreign currency, at value (d)	16	27,530
Receivables from:
Investments sold	12,468,253	7,334,693
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	4,752	-
Fund shares sold	33,378	262,922
Collateral held for open futures contracts (Note 2)	-	-
Variation margin on open derivative instruments (Note 2)	31,849	-
Interest and dividends	164,860	582,880
Foreign taxes withheld	-	-
Prepaid expenses	13,064	15,245

Total assets	169,997,585	2,068,042,605

Liabilities:
Payables for:
Investments purchased	14,265,246	6,198,389
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	3,523,656	18,710,661
Securities on loan (Note 2)	16,099,046	79,085,046
Trustees’ fees and expenses (Note 3)	6,750	382,410
Affiliates (Note 3):
Investment advisory fees	11,321	1,192,905
Administration fees	14,604	198,620
Service fees	6,670	205,953
Shareholder service fees	4,267	102,037
Distribution fees	60	1,634
Due to custodian	103,156	-
Accrued expense and other liabilities	36,136	51,900

Total liabilities	34,070,912	106,129,555

Net assets	$135,926,673	$1,961,913,050

Net assets consist of:
Paid-in capital	$104,474,377	$1,189,922,006
Undistributed (accumulated) net investment income (loss)	767,632	(4,997,619)
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,653,866	141,950,291
Net unrealized appreciation (depreciation) on investments and foreign currency translations	20,030,798	635,038,372

Net assets	$135,926,673	$1,961,913,050

(a) Cost of investments:	$130,609,233	$1,346,048,273
(b) Cost of short-term investments:	$6,733,391	$78,733,340
(c) Securities on loan with market value of:	$15,620,917	$77,213,467
(d) Cost of foreign currency:	$16	$27,556

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$970,617,691	$62,175,516	$186,019,207	$246,285,908	$672,838,096
22,972,395	2,475,668	4,587,514	2,616,707	16,639,165

993,590,086	64,651,184	190,606,721	248,902,615	689,477,261

4	-	786,933	864,818	560,589

36,301,272	886,538	375,643	15,007	18,664,379
-	-	998,849	-	909,823
-	5,187	8,486	-	-
314,548,309	5,386	690	72,025	144,911
-	-	-	-	304,000
-	-	-	964,779	2,667
464,057	22,107	439,935	579,387	1,501,840
-	-	100,794	183,441	1,605,554
3,593	2,712	2,702	12,215	15,906

1,344,907,321	65,573,114	193,320,753	251,594,287	713,186,930

7,121,749	1,262,895	3,395,189	1,046,061	6,119,490
-	-	678,746	15,961	615,004
349,330,940	680,525	3,658,905	10,752,430	36,136,403
85,630,579	4,895,712	6,944,602	7,667,796	23,916,317
191,953	22,022	38,221	10,626	178,309

623,684	41,838	121,236	20,053	459,478
80,642	9,180	15,543	11,282	52,643
38,654	5,578	600	3,135	41,289
15,272	1,887	86	2,028	15,620
291	59	71	64	334
-	-	-	-	3,624
44,135	23,921	38,789	60,847	121,745

443,077,899	6,943,617	14,891,988	19,590,283	67,660,256

$901,829,422	$58,629,497	$178,428,765	$232,004,004	$645,526,674

$613,040,401	$51,330,069	$231,261,693	$179,704,687	$584,912,808
(1,661,667)	(198,860)	4,070,035	4,813,991	21,032,709
123,955,230	3,057,850	(76,526,781)	675,341	(71,067,238)
166,495,458	4,440,438	19,623,818	46,809,985	110,648,395

$901,829,422	$58,629,497	$178,428,765	$232,004,004	$645,526,674

$804,122,513	$57,735,078	$166,727,232	$199,492,425	$562,706,503
$22,972,395	$2,475,668	$4,587,514	$2,616,707	$16,639,165
$83,378,575	$4,764,666	$6,616,097	$7,283,394	$22,770,051
$4	$-	$783,782	$862,738	$556,561

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Class I shares:
Net assets	$89,300,296	$350,806,830

Shares outstanding (a)	6,559,817	17,813,933

Net asset value, offering price and redemption price per share	$13.61	$19.69

Class R5 shares:
Net assets	$8,383,908	$624,670,234

Shares outstanding (a)	616,797	31,850,316

Net asset value, offering price and redemption price per share	$13.59	$19.61

Service Class shares:
Net assets	$4,040,479	$266,833,022

Shares outstanding (a)	298,166	13,802,193

Net asset value, offering price and redemption price per share	$13.55	$19.33

Administrative Class shares:
Net assets	$22,957,948	$383,708,478

Shares outstanding (a)	1,691,881	20,414,279

Net asset value, offering price and redemption price per share	$13.57	$18.80

Class R4 shares:
Net assets	$101,905	$103,378

Shares outstanding (a)	7,536	5,757

Net asset value, offering price and redemption price per share	$13.52	$17.96

Class A shares:
Net assets	$11,040,296	$333,069,298

Shares outstanding (a)	816,838	18,556,908

Net asset value and redemption price per share	$13.52	$17.95

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$14.34	$19.05

Class R3 shares:
Net assets	$101,841	$2,721,810

Shares outstanding (a)	7,536	159,233

Net asset value, offering price and redemption price per share	$13.51	$17.09

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$525,228,420	$16,528,233	$59,183,900	$208,225,953	$301,365,088

26,769,006	1,316,260	7,543,785	14,705,199	32,544,050

$19.62	$12.56	$7.85	$14.16	$9.26

$239,705,120	$24,856,192	$118,317,033	$3,493,435	$170,319,878

12,268,802	1,978,979	15,074,915	246,874	18,402,098

$19.54	$12.56	$7.85	$14.15	$9.26

$39,875,059	$3,256,020	$101,821	$4,911,956	$77,475,250

2,098,969	261,058	12,673	347,720	8,418,352

$19.00	$12.47	$8.03	$14.13	$9.20

$33,924,840	$5,007,963	$105,081	$9,192,639	$29,510,841

1,842,687	410,742	12,909	651,082	3,178,553

$18.41	$12.19	$8.14	$14.12	$9.28

$101,928	$98,696	$103,817	$104,095	$103,056

5,841	8,417	13,280	7,391	11,364

$17.45	$11.73	$7.82	$14.08	$9.07

$62,589,717	$8,783,758	$513,360	$5,971,897	$66,340,051

3,587,081	749,539	65,700	423,994	7,319,771

$17.45	$11.72	$7.81	$14.08	$9.06

$18.51	$12.44	$8.29	$14.94	$9.61

$404,338	$98,635	$103,753	$104,029	$412,510

24,525	8,418	13,280	7,391	46,220

$16.49	$11.72	$7.81	$14.08	$8.93	*

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	MassMutual Select PIMCO Total Return Fund		MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-		$5,955
Interest	23,117,708		3,286,720
Securities lending net income	-		-

Total investment income	23,117,708		3,292,675

Expenses (Note 3):
Investment advisory fees	2,837,402		426,304
Custody fees	159,551		51,994
Interest expense	396		-
Audit fees	44,423		22,933
Legal fees	8,269		785
Proxy fees	510		510
Shareholder reporting fees	23,538		3,896
Trustees’ fees	58,628		5,658
Transfer agent fees	744		744
Registration and filing fees	1,103		30

	3,134,564		512,854
Administration fees:
Class I	33,004		4,756	*
Class R5	136,395		26,130
Service Class	417,322		30,747
Administrative Class	134,948		17,819
Class L	-		-
Class R4	474,530		62	*
Class A	41	*	30,282
Class R3	55,627		1,390
Distribution fees:
Class R3	64,815		1,283
Service fees:
Class R4	552,506		63	*
Class A	63	*	34,112
Class R3	64,815		1,283
Shareholder service fees:
Service Class	48,425		5,345
Administrative Class	38,158		6,414
Class A	38	*	10,190

Total expenses	5,155,251		682,730
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-		(12,929	)*
Class R5 fees reimbursed by adviser	-		(12,804)
Service Class fees reimbursed by adviser	-		(12,544)
Administrative Class fees reimbursed by adviser	-		(5,080)
Class R4 fees reimbursed by adviser	-		(29	)*
Class A fees reimbursed by adviser	-		(7,936)
Class R3 fees reimbursed by adviser	-		(314)
Class I advisory fees waived	-		-
Class R5 advisory fees waived	-		-
Service Class advisory fees waived	-		-
Administrative Class advisory fees waived	-		-
Class L advisory fees waived	-		-
Class R4 advisory fees waived	-		-
Class A advisory fees waived	-		-
Class R3 advisory fees waived	-		-

Net expenses	5,155,251		631,094

Net investment income (loss)	17,962,457		2,661,581

(a) Net of withholding tax of:	$-		$-

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$5,692,699		$16,974,148	$9,484,802	$31,867,671	$16,430,077
383		1,081	226,078	4,615	2,981
-		-	98,304	-	-

5,693,082		16,975,229	9,809,184	31,872,286	16,433,058

925,412		4,456,671	1,445,733	1,508,384	2,997,792
15,374		55,255	26,085	114,090	31,122
-		-	-	-	-
16,488		16,735	16,719	18,013	16,850
1,688		6,758	2,229	13,264	3,898
511		510	510	511	510
6,074		18,399	7,740	41,574	21,444
12,360		47,886	15,868	99,211	28,853
744		744	744	744	744
3		1,104	126	109	1,043

978,654		4,604,062	1,515,754	1,795,900	3,102,256

2,384	*	51,604	1,764 *	75,172	31,969
114,820		512,671	150,612	597,777	219,531
11,989		225,940	27,545	859,823	99,721
7,334		217,033	33,483	597,951	154,543
-		-	-	150,460 **	-
53	*	52 *	53 *	919,104	53 *
28,108		395,689	75,715	52 *	304,315
245		2,252	165	9,383	1,244

213		1,620	141	6,463	902

63	*	63 *	63 *	674,918	63 *
30,046		317,931	77,865	63 *	257,515
213		1,620	141	6,463	902

1,750		24,940	4,053	80,903	11,212
2,646		55,336	10,373	191,840	39,862
9,148		94,543	23,343	38 *	77,760

1,187,666		6,505,356	1,921,070	5,966,310	4,301,848

-		-	(1,918)*	(46,907)	-
-		-	(7,712)	-	-
-		-	(820)	-	-
-		-	(733)	-	-
-		-	(2)*	(120,684)	-
-		-	(1,672)	-	-
-		-	(3)	(1,137)	-
-		(98,536)	-	(58,662)	(40,603)
-		(200,653)	(16,615)	(121,625)	(74,788)
-		(70,813)	(1,654)	(75,246)	(22,571)
-		(51,607)	(1,374)	(44,070)	(25,919)
-		-	-	(17,478)**	-
-		-	-	(65,617)	-
-		(96,168)	(3,113)	-	(51,158)
-		(450)	(6)	(619)	(178)

1,187,666		5,987,129	1,885,448	5,414,265	4,086,631

4,505,416		10,988,100	7,923,736	26,458,021	12,346,427

$18,611		$176,691	$118,772	$3,359	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Six Months Ended June 30, 2014 (Unaudited)

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$8,333,742	$775,302
Futures contracts	2,949,270	410,414
Written options	1,198,676	67,120
Forward sale commitments	(408,438)	-
Swap agreements	172,432	(6,841)
Foreign currency transactions	(327,144)	(151,102)

Net realized gain (loss)	11,918,538	1,094,893

Net change in unrealized appreciation (depreciation) on:
Investment transactions	23,296,171	5,914,173
Futures contracts	6,432,114	(105,685)
Written options	635,716	3,322
Forward sale commitments	(29,532)	-
Swap agreements	(11,509,138)	32,172
Translation of assets and liabilities in foreign currencies	1,968,923	53,019

Net change in unrealized appreciation (depreciation)	20,794,254	5,897,001

Net realized gain (loss) and change in unrealized appreciation (depreciation)	32,712,792	6,991,894

Net increase (decrease) in net assets resulting from operations	$50,675,249	$9,653,475

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$28,428,106	$39,019,894	$22,180,197	$18,229,033	$86,437,267
-	-	-	6,894,519	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	3,720	5,242	-	-

28,428,106	39,023,614	22,185,439	25,123,552	86,437,267

(9,327,894)	41,110,549	(5,329,778)	167,727,363	(43,239,739)
-	-	-	(1,245,096)	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	11	(9,305)	-	-

(9,327,894)	41,110,560	(5,339,083)	166,482,267	(43,239,739)

19,100,212	80,134,174	16,846,356	191,605,819	43,197,528

$23,605,628	$91,122,274	$24,770,092	$218,063,840	$55,543,955

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends (a)	$942,487	$4,478,460
Interest	224	540
Securities lending net income	3,425	-

Total investment income	946,136	4,479,000

Expenses (Note 3):
Investment advisory fees	426,335	3,742,074
Custody fees	24,568	56,677
Audit fees	17,051	16,939
Legal fees	561	5,038
Proxy fees	510	510
Shareholder reporting fees	2,866	15,695
Trustees’ fees	4,192	37,646
Transfer agent fees	745	744
Registration and filing fees	126	127

	476,954	3,875,450
Administration fees:
Class I	4,752 *	1,216 *
Class R5	42,090	285,451
Service Class	5,778	140,184
Administrative Class	15,015	285,688
Class L	-	-
Class R4*	57	52
Class A	31,019	209,006
Class R3	313	1,341
Distribution fees:
Class R3	253	1,209
Service fees:
Class R4*	62	62
Class A	29,258	216,487
Class R3	253	1,209
Shareholder service fees:
Service Class	752	22,028
Administrative Class	4,397	91,689
Class A	8,739	61,932

Total expenses	619,692	5,193,004
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(10,198)*	-
Class R5 fees reimbursed by adviser	(3,038)	-
Service Class fees reimbursed by adviser	(851)	-
Administrative Class fees reimbursed by adviser	(1,660)	-
Class L fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser*	(14)	-
Class A fees reimbursed by adviser	(3,292)	(14,582)
Class R3 fees reimbursed by adviser	(30)	-
Class I administrative fees waived	-	-
Class R5 administrative fees waived	(19,483)	-
Service Class administrative fees waived	(462)	-
Administrative Class administrative fees waived	(837)	-
Class A administrative fees waived	(1,763)	-
Class R3 administrative fees waived	(14)	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	578,050	5,178,422

Net investment income (loss)	368,086	(699,422)

(a) Net of withholding tax of:	$4,424	$3,496

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.
***	Amount is less than $0.50.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund		MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$4,306,588	$1,341,513	$1,396,242		$4,734,806	$1,134,913
899	143	181		621	351
25,807	-	-		56,090	44,885

4,333,294	1,341,656	1,396,423		4,791,517	1,180,149

3,248,252	553,230	563,813		2,112,820	78,105
40,343	15,203	9,106		27,602	19,491
16,846	16,616	16,612		16,435	14,555
3,398	721	674		2,418	586
510	510	510		510	510
11,645	3,167	3,104		8,235	7,741
27,199	5,310	4,932		17,286	4,927
745	744	744		744	745
1,069	30	158		110	153

3,350,007	595,531	599,653		2,186,160	126,813

41,808	17,540	2,468	*	21,412	18,627
268,268	42,168	43,428		221,025	4,157
168,797	4,776	4,144		50,622	5,491
195,556	2,075	4,737		44,733	29,355
-	-	-		-	12,239	**
51	56	54		52	68
272,571	8,134	7,300		84,194	25,264
95	151	54	*	342	68	*

85	122	61	*	247	62	*

62	63	61		62	62
209,068	7,785	7,748		69,887	19,991
85	122	61	*	247	62	*

17,063	692	632		5,650	595
47,463	481	1,519		10,876	10,409
62,749	2,351	2,316		20,791	7,119

4,633,728	682,047	674,236		2,716,300	260,382

-	-	(2,627	)*	-	(5,379)
-	(160)	(4,304)		-	(360)
-	(3)	(243)		-	(212)
-	(8)	(199)		-	(756)
-	-	-		-	(549	)**
-	-	(5)		-	-
-	(15)	(299)		-	(725)
-	- ***	(5	)*	-	-
-	(13,273)	-		-	-
-	-	-		-	-
-	-	-		-	-
-	-	-		-	-
-	-	-		-	-
-	-	-		-	-
(58,951)	-	-		(24,190)	-
(122,585)	-	-		(49,285)	-
(50,240)	-	-		(9,015)	-
(44,326)	-	-		(5,975)	-
(62,592)	-	-		(11,272)	-
(11)	-	-		(39)	-

4,295,023	668,588	666,554		2,616,524	252,401

38,271	673,068	729,869		2,174,993	927,748

$86,137	$4,604	$-		$7,216	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Six Months Ended June 30, 2014 (Unaudited)

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$10,571,030	$51,101,892
Futures contracts	-	-
Foreign currency transactions	-	876

Net realized gain (loss)	10,571,030	51,102,768

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(5,778,282)	(11,569,297)
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	-	(1,754)

Net change in unrealized appreciation (depreciation)	(5,778,282)	(11,571,051)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	4,792,748	39,531,717

Net increase (decrease) in net assets resulting from operations	$5,160,834	$38,832,295

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$29,508,448	$13,834,750	$6,731,809	$35,816,349	$2,954,912
-	-	-	-	414,682
-	3	267	(2,538)	-

29,508,448	13,834,753	6,732,076	35,813,811	3,369,594

1,542,106	(4,031,069)	(3,499,434)	(12,063,865)	8,388,425
-	-	-	-	(58,819)
-	-	-	-	-

1,542,106	(4,031,069)	(3,499,434)	(12,063,865)	8,329,606

31,050,554	9,803,684	3,232,642	23,749,946	11,699,200

$31,088,825	$10,476,752	$3,962,511	$25,924,939	$12,626,948

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	MM Russell 2000 Small Cap Index Fund		MassMutual Select Mid Cap Growth Equity II Fund
Investment income (Note 2):
Dividends (a)	$844,603		$6,183,440
Interest	299		5,722
Securities lending net income	130,900		327,860

Total investment income	975,802		6,517,022

Expenses (Note 3):
Investment advisory fees	61,213		6,956,453
Custody fees	55,611		82,327
Audit fees	14,546		17,178
Legal fees	541		8,214
Proxy fees	510		511
Shareholder reporting fees	2,780		25,138
Trustees’ fees	4,311		60,996
Transfer agent fees	744		744
Registration and filing fees	153		1,103

	140,409		7,152,664
Administration fees:
Class I	18,202		52,888
Class R5	9,774		431,252
Service Class	3,772		288,540
Administrative Class	19,002		541,472
Class L	8,232	**	-
Class R4*	70		52
Class A	15,762		483,279
Class R3	71	*	3,929
Distribution fees:
Class R3	61	*	2,993
Service fees:
Class R4*	61		62
Class A	11,806		413,567
Class R3	61	*	2,993
Shareholder service fees:
Service Class	462		33,820
Administrative Class	6,647		139,429
Class A	3,929		122,554

Total expenses	238,321		9,669,494
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(32,300)		-
Class R5 fees reimbursed by adviser	(5,491)		-
Service Class fees reimbursed by adviser	(1,024)		-
Administrative Class fees reimbursed by adviser	(4,535)		-
Class L fees reimbursed by adviser	(1,615	)**	-
Class R4 fees reimbursed by adviser*	(13)		-
Class A fees reimbursed by adviser	(3,598)		-
Class R3 fees reimbursed by adviser	(13	)*	-
Class I advisory fees waived	-		(79,044)
Class R5 advisory fees waived	-		(146,759)
Service Class advisory fees waived	-		(66,521)
Administrative Class advisory fees waived	-		(93,221)
Class A advisory fees waived	-		(83,680)
Class R3 advisory fees waived	-		(547)

Net expenses	189,732		9,199,722

Net investment income (loss)	786,070		(2,682,700)

(a) Net of withholding tax of:	$469		$37,589

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund		MassMutual Select Diversified International Fund		MM MSCI EAFE International Index Fund		MassMutual Select Overseas Fund

$2,753,856	$140,609		$5,984,506		$5,763,613		$13,862,770
283	83		233		305		6,697
343,638	47,691		111,207		114,464		320,381

3,097,777	188,383		6,095,946		5,878,382		14,189,848

3,820,472	250,848		701,628		108,116		2,833,820
59,741	6,021		60,556		84,778		225,354
17,897	16,285		19,562		14,686		19,713
4,303	291		741		833		2,851
510	510		510		510		510
13,281	3,026		5,778		6,884		18,903
32,021	2,090		5,357		7,125		20,434
744	744		744		744		744
30	110		110		153		1,147

3,948,999	279,925		794,986		223,829		3,123,476

43,972	2,371	*	3,308	*	34,207		56,225
384,377	27,563		55,307		6,179		217,639
89,424	3,010		78		2,889		104,868
55,467	7,383		16		9,718		41,272
-	-		-		2,559	**	-
50	63		57		70		54
102,331	13,000		852		7,292		94,670
957	63	*	57	*	70	*	1,223

643	59	*	64	*	64	*	799

60	59		64		64		64
80,933	11,402		906		5,573		78,296
643	59	*	64	*	64	*	799

8,952	359		12		442		9,224
12,465	1,893		6		3,211		11,035
22,982	3,275		280		1,805		24,535

4,752,255	350,484		856,057		298,036		3,764,179

-	(3,979	)*	(6,462	)*	(16,493)		-
-	(6,568)		(40,584)		(907)		-
-	(755)		(28)		(103)		-
-	(1,329)		(7)		(423)		-
-	-		-		(181	)**	-
-	(25)		(12)		-		-
-	(2,300)		(339)		(365)		-
-	(25	)*	(12	)*	-		-
(39,550)	-		-		-		(206,288)
(99,503)	-		-		-		(142,834)
(13,912)	-		-		-		(57,184)
(6,426)	-		-		-		(19,971)
(11,921)	-		-		-		(46,376)
(98)	-		-		-		(577)

4,580,845	335,503		808,613		279,564		3,290,949

(1,483,068)	(147,120)		5,287,333		5,598,818		10,898,899

$2,385	$-		$355,518		$407,151		$1,133,893

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Six Months Ended June 30, 2014 (Unaudited)

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$7,825,882	$118,293,302
Futures contracts	549,918	-
Foreign currency transactions	20	3,060

Net realized gain (loss)	8,375,820	118,296,362

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(4,946,980)	9,285,329
Futures contracts	25,396	-
Translation of assets and liabilities in foreign currencies	2	789

Net change in unrealized appreciation (depreciation)	(4,921,582)	9,286,118

Net realized gain (loss) and change in unrealized appreciation (depreciation)	3,454,238	127,582,480

Net increase (decrease) in net assets resulting from operations	$4,240,308	$124,899,780

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$105,572,348	$1,820,489	$6,951,996	$366,222	$33,407,851
-	-	13,853	487,291	(921)
(291)	-	252,385	49,902	(357,934)

105,572,057	1,820,489	7,218,234	903,415	33,048,996

(76,798,922)	(1,825,592)	(10,057,171)	4,469,919	(30,704,768)
-	-	-	(111,640)	(6,608)
279	-	429,132	(9,806)	783,613

(76,798,643)	(1,825,592)	(9,628,039)	4,348,473	(29,927,763)

28,773,414	(5,103)	(2,409,805)	5,251,888	3,121,233

$27,290,346	$(152,223)	$2,877,528	$10,850,706	$14,020,132

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select PIMCO Total Return Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$17,962,457	$29,295,840
Net realized gain (loss) on investment transactions	11,918,538	6,921,053
Net change in unrealized appreciation (depreciation) on investments	20,794,254	(73,862,589)

Net increase (decrease) in net assets resulting from operations	50,675,249	(37,645,696)

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	(10,853,398)
Class R5	-	(4,192,712)
Service Class	-	(7,789,783)
Administrative Class	-	(2,374,538)
Class R4	-	(9,009,340)
Class A	-	-
Class R3	-	(909,220)

Total distributions from net investment income	-	(35,128,991)

From net realized gains:
Class I	-	(618,492)
Class R5	-	(270,131)
Service Class	-	(670,726)
Administrative Class	-	(153,786)
Class R4	-	(778,904)
Class A	-	-
Class R3	-	(75,312)

Total distributions from net realized gains	-	(2,567,351)

Net fund share transactions (Note 5):
Class I	41,002,407	(24,699)
Class R5	64,007	13,797,857
Service Class	23,084,710	(108,921,707)
Administrative Class	(7,638,400)	11,763,175
Class R4	(33,271,416)	(278,191,242)
Class A	100,100 *	-
Class R3	4,192,384	6,339,486

Increase (decrease) in net assets from fund share transactions	27,533,792	(355,237,130)

Total increase (decrease) in net assets	78,209,041	(430,579,168)
Net assets
Beginning of period	1,571,328,164	2,001,907,332

End of period	$1,649,537,205	$1,571,328,164

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$19,713,602	$1,751,145

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund			MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$2,661,581		$4,578,000	$4,505,416	$5,317,015	$10,988,100	$21,772,350
1,094,893		(3,586,846)	28,428,106	36,677,940	39,023,614	138,872,166
5,897,001		(3,802,666)	(9,327,894)	60,748,366	41,110,560	228,964,793

9,653,475		(2,811,512)	23,605,628	102,743,321	91,122,274	389,609,309

-		-	-	-	-	(4,728,149)
-		(2,942,463)	-	(3,756,500)	-	(8,530,208)
-		(1,334,194)	-	(228,948)	-	(3,243,148)
-		(428,199)	-	(43,729)	-	(2,003,807)
-		-	-	-	-	-
-		(948,955)	-	(188,916)	-	(2,837,644)
-		(27,214)	-	(678)	-	(12,069)

-		(5,681,025)	-	(4,218,771)	-	(21,355,025)

-		-	-	-	-	(18,924,793)
-		-	-	-	-	(38,605,313)
-		-	-	-	-	(14,930,058)
-		-	-	-	-	(9,947,720)
-		-	-	-	-	-
-		-	-	-	-	(20,071,127)
-		-	-	-	-	(89,828)

-		-	-	-	-	(102,568,839)

44,295,180	*	-	85,178,698 *	-	102,485,869	21,510,522
(47,962,421)		3,840,436	(113,405,439)	719,855	(2,278,187)	(42,845,314)
3,230,969		14,440,415	(7,756,629)	(2,021,035)	(10,604,833)	13,987,520
2,546,944		(16,515,043)	(495,668)	(1,796,007)	2,228,114	4,365,111
100,001	*	-	100,001 *	-	100,001 *	-
(1,924,422)		(8,485,204)	(1,607,810)	(7,169,455)	(32,558,942)	(130,324,483)
68,030		(103,307)	9,107	(7,119)	134,469	184,696

354,281		(6,822,703)	(37,977,740)	(10,273,761)	59,506,491	(133,121,948)

10,007,756		(15,315,240)	(14,372,112)	88,250,789	150,628,765	132,563,497

163,161,172		178,476,412	384,448,452	296,197,663	1,431,250,684	1,298,687,187

$173,168,928		$163,161,172	$370,076,340	$384,448,452	$1,581,879,449	$1,431,250,684

$2,781,346		$119,765	$5,532,351	$1,026,935	$11,462,187	$474,087

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Large Cap Value Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,923,736	$10,786,905
Net realized gain (loss) on investment transactions	22,185,439	32,171,214
Net change in unrealized appreciation (depreciation) on investments	(5,339,083)	87,816,994

Net increase (decrease) in net assets resulting from operations	24,770,092	130,775,113

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	-	(8,127,166)
Service Class	-	(800,391)
Administrative Class	-	(607,057)
Class L	-	-
Class R4	-	-
Class A	-	(1,286,166)
Class R3	-	(1,952)

Total distributions from net investment income	-	(10,822,732)

From net realized gains:
Class I	-	-
Class R5	-	(16,923,630)
Service Class	-	(1,713,567)
Administrative Class	-	(1,408,897)
Class L	-	-
Class R4	-	-
Class A	-	(3,399,189)
Class R3	-	(5,858)

Total distributions from net realized gains	-	(23,451,141)

Net fund share transactions (Note 5):
Class I	63,351,234 *	-
Class R5	(93,997,542)	(68,922,358)
Service Class	(6,214,132)	2,995,160
Administrative Class	(2,861,732)	(19,193,901)
Class L	-	-
Class R4	100,000 *	-
Class A	(6,046,457)	(17,847,322)
Class R3	7,813	(24,613)

Increase (decrease) in net assets from fund share transactions	(45,660,816)	(102,993,034)

Total increase (decrease) in net assets	(20,890,724)	(6,491,794)
Net assets
Beginning of period	467,638,572	474,130,366

End of period	$446,747,848	$467,638,572

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$7,777,123	$-

Distributions in excess of net investment income included in net assets at end of period	$-	$(146,613)

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund			MassMutual Select Focused Value Fund		MassMutual Select Fundamental Growth Fund
Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$26,458,021		$47,621,716	$12,346,427	$3,098,779	$368,086	$793,822
25,123,552		48,554,660	86,437,267	94,880,062	10,571,030	7,677,376
166,482,267		671,315,555	(43,239,739)	161,686,464	(5,778,282)	24,376,114

218,063,840		767,491,931	55,543,955	259,665,305	5,160,834	32,847,312

-		(8,662,330)	-	(937,144)	-	-
-		(18,759,574)	-	(1,425,109)	-	(733,137)
-		(10,271,553)	-	(388,316)	-	(46,968)
-		(5,763,249)	-	(274,181)	-	(69,916)
-		(2,463,233)	-	-	-	-
-		(8,243,039)	-	-	-	-
-		-	-	(116,198)	-	(121,638)
-		(61,113)	-	-	-	(6)

-		(54,224,091)	-	(3,140,948)	-	(971,665)

-		(2,855,187)	-	(16,136,475)	-	-
-		(6,569,940)	-	(31,538,935)	-	(3,093,048)
-		(4,028,065)	-	(9,594,288)	-	(217,504)
-		(2,267,020)	-	(10,400,894)	-	(403,404)
-		(1,132,337)	-	-	-	-
-		(3,598,454)	-	-	-	-
-		-	-	(22,335,248)	-	(932,780)
-		(33,208)	-	(75,530)	-	(6,308)

-		(20,484,211)	-	(90,081,370)	-	(4,653,044)

57,784,117		276,838,853	4,067,621	15,500,446	76,423,212 *	-
(87,029,140)		(61,773,256)	(18,611,685)	(15,877,189)	(68,929,196)	(6,588,103)
33,473,140		(50,684,224)	(7,972,974)	24,641,833	(41,522)	944,221
154,988,694		(8,760,324)	374,825	13,618,107	676,845	(1,911,423)
(173,007,232	)**	(176,564,824)	-	-	-	-
5,456,891		31,882,317	100,001 *	-	100,001 *	-
100,100	*	-	(11,839,153)	20,072,527	(306,958)	2,429,087
381,352		(36,082)	(53,357)	142,475	52,645	(139,778)

(7,852,078)		10,902,460	(33,934,722)	58,098,199	7,975,027	(5,265,996)

210,211,762		703,686,089	21,609,233	224,541,186	13,135,861	21,956,607

3,096,778,236		2,393,092,147	906,933,733	682,392,547	127,262,625	105,306,018

$3,306,989,998		$3,096,778,236	$928,542,966	$906,933,733	$140,398,486	$127,262,625

$26,709,372		$251,351	$12,163,354	$-	$350,180	$-

$-		$-	$-	$(183,073)	$-	$(17,906)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Blue Chip Growth Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(699,422)	$(1,268,160)
Net realized gain (loss) on investment transactions	51,102,768	173,877,602
Net change in unrealized appreciation (depreciation) on investments	(11,571,051)	196,337,199

Net increase (decrease) in net assets resulting from operations	38,832,295	368,946,641

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	-	(139,220)
Service Class	-	(48,537)
Administrative Class	-	(63,178)
Class A	-	(52,239)
Class R3	-	(262)

Total distributions from net investment income	-	(303,436)

From net realized gains:
Class I	-	-
Class R5	-	(31,182,076)
Service Class	-	(11,266,661)
Administrative Class	-	(14,412,971)
Class A	-	(11,656,100)
Class R3	-	(61,642)

Total distributions from net realized gains	-	(68,579,450)

Net fund share transactions (Note 5):
Class I	77,085,719 *	-
Class R5	88,713,893	(7,574,535)
Service Class	(11,626,749)	18,210,462
Administrative Class	5,289,588	(162,669,073)
Class R4*	100,001	-
Class A	(19,529,595)	(1,608,450)
Class R3	20,264	24,019
Class N***	-	-

Increase (decrease) in net assets from fund share transactions	140,053,121	(153,617,577)

Total increase (decrease) in net assets	178,885,416	146,446,178
Net assets
Beginning of period	1,141,580,450	995,134,272

End of period	$1,320,465,866	$1,141,580,450

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$(918,776)	$(219,354)

Distributions in excess of net investment income included in net assets at end of period	$-	$-

*	Class commenced operations on April 1, 2014.
***	Class N shares were eliminated as of June 18, 2013.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund		MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$38,271	$(1,763,070)	$673,068	$1,960,614	$729,869	$664,436
29,508,448	67,533,431	13,834,753	29,835,497	6,732,076	19,288,376
1,542,106	164,778,909	(4,031,069)	13,135,173	(3,499,434)	27,496,813

31,088,825	230,549,270	10,476,752	44,931,284	3,962,511	47,449,625

-	(68,924)	-	(801,273)	-	-
-	-	-	(930,260)	-	(617,830)
-	-	-	(26,694)	-	(18,436)
-	-	-	(37,582)	-	(8,740)
-	-	-	(43,205)	-	(2,362)
-	-	-	(367)	-	-

-	(68,924)	-	(1,839,381)	-	(647,368)

-	(9,601,133)	-	-	-	-
-	(23,305,578)	-	-	-	-
-	(5,832,846)	-	-	-	-
-	(7,844,028)	-	-	-	-
-	(12,468,979)	-	-	-	-
-	(2,227)	-	-	-	-

-	(59,054,791)	-	-	-	-

130,687,085	41,096,630	3,656,091	(29,471,820)	51,167,317 *	-
(102,287,671)	(3,364,446)	(20,399,722)	6,642,920	(51,158,391)	(19,734,652)
53,073,163	24,458,552	2,691,610	299,798	(265,191)	549,201
15,300,889	1,307,736	(2,775,288)	(389,487)	(233,025)	808,784
100,001	-	100,001	-	100,001	-
1,040,339	34,068,760	(498,067)	256,904	(344,356)	(695,982)
93,072	(2,409)	4,758	(5,677)	100,000 *	-
-	-	-	-	-	(130)

98,006,878	97,564,823	(17,220,617)	(22,667,362)	(633,645)	(19,072,779)

129,095,703	268,990,378	(6,743,865)	20,424,541	3,328,866	27,729,478

847,034,694	578,044,316	162,039,322	141,614,781	154,421,256	126,691,778

$976,130,397	$847,034,694	$155,295,457	$162,039,322	$157,750,122	$154,421,256

$(80,289)	$(118,560)	$788,802	$115,734	$723,393	$-

$-	$-	$-	$-	$-	$(6,476)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,174,993	$3,707,846
Net realized gain (loss) on investment transactions	35,813,811	55,879,368
Net change in unrealized appreciation (depreciation) on investments	(12,063,865)	83,426,838

Net increase (decrease) in net assets resulting from operations	25,924,939	143,014,052

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	(984,235)
Class R5	-	(1,481,186)
Service Class	-	(248,901)
Administrative Class	-	(145,244)
Class L	-	-
Class A	-	(7,914)
Class R3	-	(25)

Total distributions from net investment income	-	(2,867,505)

From net realized gains:
Class I	-	(13,394,555)
Class R5	-	(27,585,579)
Service Class	-	(4,799,012)
Administrative Class	-	(3,931,672)
Class L	-	-
Class A	-	(6,768,459)
Class R3	-	(22,296)

Total distributions from net realized gains	-	(56,501,573)

Net fund share transactions (Note 5):
Class I	(3,741,650)	38,003,742
Class R5	(36,781,005)	(17,965,603)
Service Class	619,179	4,447,510
Administrative Class	(7,431,311)	(6,196,559)
Class L	-	-
Class R4*	100,000	-
Class A	(5,249,303)	(60,292,902)
Class R3	7,502	25,888

Increase (decrease) in net assets from fund share transactions	(52,476,588)	(41,977,924)

Total increase (decrease) in net assets	(26,551,649)	41,667,050
Net assets
Beginning of period	518,399,588	476,732,538

End of period	$491,847,939	$518,399,588

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$1,776,255	$-

Distributions in excess of net investment income included in net assets at end of period	$-	$(398,738)

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund			MM Russell 2000 Small Cap Index Fund		MassMutual Select Mid Cap Growth Equity II Fund
Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$927,748		$1,522,795	$786,070	$1,557,973	$(2,682,700)	$(6,375,769)
3,369,594		18,359,106	8,375,820	17,131,381	118,296,362	217,638,269
8,329,606		15,146,167	(4,921,582)	18,305,664	9,286,118	311,745,041

12,626,948		35,028,068	4,240,308	36,995,018	124,899,780	523,007,541

-		(1,111,018)	-	(1,167,233)	-	-
-		(69,525)	-	(161,990)	-	-
-		(36,989)	-	(141,125)	-	-
-		(128,154)	-	(79,492)	-	-
-		(106,647)**	-	(63,201)**	-	-
-		(77,925)	-	(49,579)	-	-
-		-	-	-	-	-

-		(1,530,258)	-	(1,662,620)	-	-

-		(12,564,310)	-	(10,508,939)	-	(28,897,423)
-		(797,108)	-	(1,445,297)	-	(56,638,118)
-		(423,641)	-	(1,230,387)	-	(27,213,847)
-		(1,688,043)	-	(840,154)	-	(38,826,831)
-		(1,305,982)	-	(628,857)	-	-
-		(1,198,176)	-	(599,003)	-	(35,690,405)
-		-	-	-	-	(231,834)

-		(17,977,260)	-	(15,252,637)	-	(187,498,458)

32,213,638		(10,642,114)	(4,926,250)	(14,979,124)	29,831,965	67,571,733
(3,006,720)		5,927,066	(4,859,406)	12,824,201	15,700,302	12,695,641
1,490,881		3,185,935	2,906,020	1,369,793	(18,261,712)	12,324,924
17,820,644		11,698,842	14,727,044	6,972,326	(23,352,035)	(6,772,437)
(10,041,602	)**	10,213,589	(5,978,385)**	5,631,519	-	-
100,001		-	100,001	-	100,001	-
11,934,704		8,970,770	5,212,583	5,174,442	(21,369,478)	(86,410,537)
100,000	*	-	100,000 *	-	513,880	(308,902)

50,611,546		29,354,088	7,281,607	16,993,157	(16,837,077)	(899,578)

63,238,494		44,874,638	11,521,915	37,072,918	108,062,703	334,609,505

133,570,269		88,695,631	124,404,758	87,331,840	1,853,850,347	1,519,240,842

$196,808,763		$133,570,269	$135,926,673	$124,404,758	$1,961,913,050	$1,853,850,347

$922,037		$-	$767,632	$-	$(4,997,619)	$(2,314,919)

$-		$(5,711)	$-	$(18,438)	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,483,068)	$(3,264,151)
Net realized gain (loss) on investment transactions	105,572,057	171,850,921
Net change in unrealized appreciation (depreciation) on investments	(76,798,643)	177,353,069

Net increase (decrease) in net assets resulting from operations	27,290,346	345,939,839

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class L	-	-
Class A	-	-

Total distributions from net investment income	-	-

From net realized gains:
Class I	-	(34,384,646)
Class R5	-	(84,174,946)
Service Class	-	(11,953,451)
Administrative Class	-	(6,568,617)
Class L	-	-
Class A	-	(11,526,813)
Class R3	-	(95,810)

Total distributions from net realized gains	-	(148,704,283)

Tax return of capital:
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Class I	281,529,510	60,983,496
Class R5	(350,586,070)	2,852,842
Service Class	(39,293,317)	3,927,087
Administrative Class	(9,811,890)	(20,085,927)
Class L	-	-
Class R4*	100,000	-
Class A	(10,869,087)	(2,907,076)
Class R3	(167,091)	(1,018)
Class N***	-	-

Increase (decrease) in net assets from fund share transactions	(129,097,945)	44,769,404

Total increase (decrease) in net assets	(101,807,599)	242,004,960
Net assets
Beginning of period	1,003,637,021	761,632,061

End of period	$901,829,422	$1,003,637,021

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$(1,661,667)	$(178,599)

Distributions in excess of net investment income included in net assets at end of period	$-	$-

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.
***	Class N shares were eliminated as of June 18, 2013.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund		MassMutual Select Diversified International Fund		MM MSCI EAFE International Index Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013

$(147,120)	$(362,919)	$5,287,333	$3,320,671	$5,598,818		$5,060,970
1,820,489	19,710,660	7,218,234	11,231,937	903,415		6,049,353
(1,825,592)	(1,296,959)	(9,628,039)	15,493,496	4,348,473		24,062,782

(152,223)	18,050,782	2,877,528	30,046,104	10,850,706		35,173,105

-	-	-	-	-		(5,098,099)
-	-	-	(3,634,226)	-		(283,749)
-	-	-	(2,050)	-		(10,080)
-	-	-	(247)	-		(111,880)
-	-	-	-	-		(49,898)
-	-	-	(13,673)	-		(77,008)

-	-	-	(3,650,196)	-		(5,630,714)

-	-	-	-	-		(5,805,642)
-	(6,616,967)	-	-	-		(324,715)
-	(443,586)	-	-	-		(12,064)
-	(814,425)	-	-	-		(139,068)
-	-	-	-	-		(59,594)
-	(1,551,181)	-	-	-		(101,626)
-	-	-	-	-		-

-	(9,426,159)	-	-	-		(6,442,709)

-	-	-	(5,700)	-		-
-	-	-	(3)	-		-
-	-	-	(1)	-		-
-	-	-	(21)	-		-

-	-	-	(5,725)	-		-

16,916,776 *	-	57,501,745 *	-	14,661,039		34,534,552
(20,499,291)	(3,187,873)	(45,603,939)	(14,559,160)	(7,277,760)		9,737,638
290,966	496,676	2,937	8,196	4,313,334		221,959
(397,632)	(1,351,414)	92,324	(7,680)	4,261,316		3,966,903
-	-	-	-	(1,935,692	)**	1,796,962
100,000	-	100,000	-	100,001		-
(746,193)	(28,433)	(261,146)	(64,282)	2,462,482		2,951,550
100,000 *	-	100,000 *	-	100,000	*	-
-	(180,354)	-	-	-		-

(4,235,374)	(4,251,398)	11,931,921	(14,622,926)	16,684,720		53,209,564

(4,387,597)	4,373,225	14,809,449	11,767,257	27,535,426		76,309,246

63,017,094	58,643,869	163,619,316	151,852,059	204,468,578		128,159,332

$58,629,497	$63,017,094	$178,428,765	$163,619,316	$232,004,004		$204,468,578

$(198,860)	$(51,740)	$4,070,035	$-	$4,813,991		$-

$-	$-	$-	$(1,217,298)	$-		$(784,827)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Overseas Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,898,899	$9,051,863
Net realized gain (loss) on investment transactions	33,048,996	39,764,386
Net change in unrealized appreciation (depreciation) on investments	(29,927,763)	71,089,268

Net increase (decrease) in net assets resulting from operations	14,020,132	119,905,517

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	(6,192,954)
Class R5	-	(3,987,151)
Service Class	-	(1,868,875)
Administrative Class	-	(419,289)
Class A	-	(1,207,893)
Class R3	-	(14,208)

Total distributions from net investment income	-	(13,690,370)

Net fund share transactions (Note 5):
Class I	23,761,157	(31,086,209)
Class R5	(24,909,493)	4,861,281
Service Class	(7,237,297)	2,906,914
Administrative Class	2,475,282	(5,300,218)
Class R4*	100,001	-
Class A	4,733,645	(4,505,143)
Class R3	(328,835)	69,871

Increase (decrease) in net assets from fund share transactions	(1,405,540)	(33,053,504)

Total increase (decrease) in net assets	12,614,592	73,161,643
Net assets
Beginning of period	632,912,082	559,750,439

End of period	$645,526,674	$632,912,082

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$21,032,709	$10,133,810

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[o]		Interest expense to average daily net assets[p]		Ratio of expenses to average daily net assets[n]		Net investment income (loss) to average daily net assets[n]
Class I
06/30/14[r]	$10.12	$0.12	$0.21	$0.33	$-	$-	$-	$10.45	3.26%	[b]	$476,470	0.40%	[a]	0.00%	[a,e]	0.40%	[a]	2.42%	[a]
12/31/13	10.55	0.20	(0.35)	(0.15)	(0.26)	(0.02)	(0.28)	10.12	(1.43%	)	420,872	0.40%		0.00%	[e]	0.40%		1.87%
12/31/12	9.98	0.26	0.71	0.97	(0.38)	(0.02)	(0.40)	10.55	9.74%		440,229	0.41%		0.00%	[e]	0.41%		2.43%
12/31/11	10.09	0.33	(0.09)	0.24	(0.35)	-	(0.35)	9.98	2.41%		402,361	0.40%		N/A		N/A		3.26%
12/31/10[g]	10.00	0.16	0.15	0.31	(0.14)	(0.08)	(0.22)	10.09	3.13%	[b]	3,658	0.42%	[a]	N/A		N/A		3.15%	[a]
Class R5
06/30/14[r]	$10.10	$0.12	$0.21	$0.33	$-	$-	$-	$10.43	3.27%	[b]	$181,376	0.53%	[a]	0.00%	[a,e]	0.53%	[a]	2.29%	[a]
12/31/13	10.54	0.18	(0.35)	(0.17)	(0.25)	(0.02)	(0.27)	10.10	(1.68%	)	175,117	0.55%		0.00%	[e]	0.55%		1.72%
12/31/12	9.97	0.24	0.72	0.96	(0.37)	(0.02)	(0.39)	10.54	9.62%		169,086	0.56%		0.00%	[e]	0.56%		2.26%
12/31/11	10.07	0.31	(0.07)	0.24	(0.34)	-	(0.34)	9.97	2.37%		79,275	0.55%		N/A		N/A		3.02%
12/31/10[g]	10.00	0.14	0.14	0.28	(0.13)	(0.08)	(0.21)	10.07	2.88%	[b]	29,273	0.57%	[a]	N/A		N/A		2.77%	[a]
Service Class
06/30/14[r]	$10.13	$0.11	$0.21	$0.32	$-	$-	$-	$10.45	3.16%	[b]	$390,451	0.64%		0.00%	[a,e]	0.64%		2.18%	[a]
12/31/13	10.56	0.17	(0.35)	(0.18)	(0.23)	(0.02)	(0.25)	10.13	(1.78%	)	355,678	0.67%		0.00%	[e]	0.67%		1.60%
12/31/12	9.99	0.23	0.71	0.94	(0.35)	(0.02)	(0.37)	10.56	9.43%		481,613	0.68%		0.00%	[e]	0.68%		2.15%
12/31/11	10.09	0.30	(0.08)	0.22	(0.32)	-	(0.32)	9.99	2.21%		454,979	0.67%		N/A		N/A		2.89%
12/31/10[g]	10.00	0.13	0.16	0.29	(0.12)	(0.08)	(0.20)	10.09	2.98%	[b]	516,171	0.69%	[a]	N/A		N/A		2.51%	[a]
Administrative Class
06/30/14[r]	$10.07	$0.11	$0.21	$0.32	$-	$-	$-	$10.39	3.18%	[b]	$103,056	0.73%	[a]	0.00%	[a,e]	0.73%	[a]	2.07%	[a]
12/31/13	10.51	0.16	(0.35)	(0.19)	(0.23)	(0.02)	(0.25)	10.07	(1.86%	)	107,501	0.75%		0.00%	[e]	0.75%		1.52%
12/31/12	9.95	0.22	0.71	0.93	(0.35)	(0.02)	(0.37)	10.51	9.35%		99,987	0.76%		0.00%	[e]	0.76%		2.06%
12/31/11	10.07	0.29	(0.08)	0.21	(0.33)	-	(0.33)	9.95	2.13%		66,880	0.75%		N/A		N/A		2.87%
12/31/10[g]	10.00	0.13	0.15	0.28	(0.13)	(0.08)	(0.21)	10.07	2.81%	[b]	27,909	0.77%	[a]	N/A		N/A		2.57%	[a]
Class R4
06/30/14[r]	$10.14	$0.11	$0.20	$0.31	$-	$-	$-	$10.45	3.06%	[b]	$443,471	0.85%	[a]	0.00%	[a,e]	0.85%	[a]	2.10%	[a]
12/31/13	10.56	0.15	(0.35)	(0.20)	(0.20)	(0.02)	(0.22)	10.14	(1.94%	)	463,236	0.85%		0.00%	[e]	0.85%		1.41%
12/31/12	9.99	0.21	0.71	0.92	(0.33)	(0.02)	(0.35)	10.56	9.25%		766,346	0.86%		0.00%	[e]	0.86%		1.98%
12/31/11	10.09	0.28	(0.08)	0.20	(0.30)	-	(0.30)	9.99	2.03%		703,315	0.85%		N/A		N/A		2.71%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.11)	(0.08)	(0.19)	10.09	2.89%	[b]	708,198	0.87%	[a]	N/A		N/A		2.34%	[a]
Class A
06/30/14[h,r]	$10.25	$0.04	$0.15	$0.19	$-	$-	$-	$10.44	1.85%	[b]	$102	0.95%	[a]	0.00%	[a,e]	0.95%	[a]	1.73%	[a]
Class R3
06/30/14[r]	$10.08	$0.09	$0.21	$0.30	$-	$-	$-	$10.38	2.98%	[b]	$54,611	1.10%	[a]	0.00%	[a,e]	1.10%	[a]	1.72%	[a]
12/31/13	10.52	0.12	(0.35)	(0.23)	(0.19)	(0.02)	(0.21)	10.08	(2.21%	)	48,925	1.10%		0.00%	[e]	1.10%		1.17%
12/31/12	9.97	0.18	0.71	0.89	(0.32)	(0.02)	(0.34)	10.52	9.02%		44,647	1.11%		0.00%	[e]	1.11%		1.71%
12/31/11	10.08	0.26	(0.07)	0.19	(0.30)	-	(0.30)	9.97	1.77%		24,105	1.10%		N/A		N/A		2.50%
12/31/10[g]	10.00	0.11	0.15	0.26	(0.10)	(0.08)	(0.18)	10.08	2.70%	[b]	9,825	1.12%	[a]	N/A		N/A		2.12%	[a]

	Six months ended June 30, 2014[r,b]	Year ended December 31
		2013	2012	2011	2010
Portfolio turnover rate for all share classes	223%[u]	460%[u]	501%[u]	442%	299%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period July 6, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.
r	Unaudited.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 230% for the six months ended June 30, 2014, and 479% and 509% as of December 31, 2013 and December 31, 2012, respectively.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$10.09	$0.09	$0.22	$0.31	$-	$-	$10.40	3.07%	[b]	$45,719	0.60%	[a]	0.48%[a]	3.47%	[a]
Class R5
06/30/14[r]	$9.82	$0.16	$0.41	$0.57	$-	$-	$10.39	5.80%	[b]	$37,550	0.70%	[a]	0.66%[a]	3.16%	[a]
12/31/13	10.34	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.82	(1.51%	)	82,091	0.69%		N/A	2.87%
12/31/12	9.91	0.31	0.47	0.78	(0.35)	(0.35)	10.34	7.86%		82,408	0.68%		N/A	3.02%
12/31/11	9.60	0.31	0.33	0.64	(0.33)	(0.33)	9.91	6.61%		75,607	0.66%		N/A	3.14%
12/31/10	9.18	0.40	0.55	0.95	(0.53)	(0.53)	9.60	10.51%		48,222	0.66%		N/A	4.10%
12/31/09	8.40	0.50	1.09	1.59	(0.81)	(0.81)	9.18	18.95%		49,528	0.66%		N/A	5.54%
Service Class
06/30/14[r]	$9.83	$0.16	$0.41	$0.57	$-	$-	$10.40	5.80%	[b]	$43,382	0.77%	[a]	0.71%[a]	3.14%	[a]
12/31/13	10.35	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.83	(1.55%	)	37,806	0.74%		N/A	2.85%
12/31/12	9.92	0.31	0.46	0.77	(0.34)	(0.34)	10.35	7.79%		25,412	0.73%		N/A	2.96%
12/31/11	9.61	0.31	0.33	0.64	(0.33)	(0.33)	9.92	6.54%		27,303	0.71%		N/A	3.08%
12/31/10	9.18	0.40	0.54	0.94	(0.51)	(0.51)	9.61	10.46%		28,610	0.71%		N/A	4.12%
12/31/09	8.40	0.49	1.10	1.59	(0.81)	(0.81)	9.18	18.90%		56,838	0.71%		N/A	5.41%
Administrative Class
06/30/14[r]	$9.81	$0.15	$0.42	$0.57	$-	$-	$10.38	5.81%	[b]	$18,065	0.90%	[a]	0.84%[a]	3.02%	[a]
12/31/13	10.32	0.27	(0.45)	(0.18)	(0.33)	(0.33)	9.81	(1.73%	)	14,613	0.89%		N/A	2.59%
12/31/12	9.90	0.29	0.46	0.75	(0.33)	(0.33)	10.32	7.57%		31,753	0.88%		N/A	2.81%
12/31/11	9.58	0.29	0.33	0.62	(0.30)	(0.30)	9.90	6.43%		26,987	0.86%		N/A	2.90%
12/31/10	9.16	0.38	0.55	0.93	(0.51)	(0.51)	9.58	10.34%		41,764	0.86%		N/A	3.88%
12/31/09	8.39	0.47	1.10	1.57	(0.80)	(0.80)	9.16	18.70%		36,382	0.86%		N/A	5.06%
Class R4
06/30/14[h,r]	$10.06	$0.07	$0.22	$0.29	$-	$-	$10.35	2.88%	[b]	$103	1.05%	[a]	0.93%[a]	2.92%	[a]
Class A
06/30/14[r]	$9.80	$0.14	$0.41	$0.55	$-	$-	$10.35	5.61%	[b]	$27,252	1.15%	[a]	1.09%[a]	2.75%	[a]
12/31/13	10.31	0.24	(0.43)	(0.19)	(0.32)	(0.32)	9.80	(1.89%	)	27,677	1.14%		N/A	2.40%
12/31/12	9.89	0.26	0.46	0.72	(0.30)	(0.30)	10.31	7.27%		37,774	1.13%		N/A	2.57%
12/31/11	9.56	0.26	0.34	0.60	(0.27)	(0.27)	9.89	6.23%		40,971	1.11%		N/A	2.68%
12/31/10	9.14	0.36	0.54	0.90	(0.48)	(0.48)	9.56	10.00%		54,043	1.11%		N/A	3.68%
12/31/09	8.37	0.45	1.09	1.54	(0.77)	(0.77)	9.14	18.39%		62,233	1.11%		N/A	5.02%
Class R3
06/30/14[r]	$9.75	$0.13	$0.41	$0.54	$-	$-	$10.29	5.54%	[b]	$1,097	1.37%	[a]	1.31%[a]	2.55%	[a]
12/31/13	10.26	0.21	(0.44)	(0.23)	(0.28)	(0.28)	9.75	(2.22%	)	974	1.44%		N/A	2.11%
12/31/12	9.85	0.23	0.46	0.69	(0.28)	(0.28)	10.26	7.00%		1,130	1.43%		N/A	2.26%
12/31/11	9.55	0.23	0.33	0.56	(0.26)	(0.26)	9.85	5.80%		988	1.41%		N/A	2.37%
12/31/10	9.14	0.32	0.55	0.87	(0.46)	(0.46)	9.55	9.70%		963	1.41%		N/A	3.33%
12/31/09	8.37	0.42	1.09	1.51	(0.74)	(0.74)	9.14	17.95%		820	1.41%		N/A	4.70%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	163%	352%	417%	669%	267%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$13.89	$0.06	$0.51	$0.57	$-	$-	$14.46	4.10%	[b]	$88,170	0.54%	[a]	1.61%	[a]
Class R5
06/30/14[r]	$13.56	$0.18	$0.72	$0.90	$-	$-	$14.46	6.64%	[b]	$234,636	0.61%	[a]	2.61%	[a]
12/31/13	10.21	0.19	3.32	3.51	(0.16)	(0.16)	13.56	34.40%		329,972	0.59%		1.55%
12/31/12	8.87	0.19	1.39	1.58	(0.24)	(0.24)	10.21	17.79%		245,589	0.59%		1.98%
12/31/11	8.92	0.16	(0.05)	0.11	(0.16)	(0.16)	8.87	1.37%		212,076	0.59%		1.79%
12/31/10	8.08	0.15	0.86	1.01	(0.17)	(0.17)	8.92	12.56%		186,639	0.60%		1.86%
12/31/09	6.85	0.15	1.23	1.38	(0.15)	(0.15)	8.08	20.10%		200,237	0.60%		2.20%
Service Class
06/30/14[r]	$13.57	$0.15	$0.75	$0.90	$-	$-	$14.47	6.63%	[b]	$14,605	0.71%	[a]	2.21%	[a]
12/31/13	10.22	0.17	3.32	3.49	(0.14)	(0.14)	13.57	34.24%		21,780	0.69%		1.44%
12/31/12	8.87	0.18	1.39	1.57	(0.22)	(0.22)	10.22	17.74%		18,431	0.69%		1.84%
12/31/11	8.92	0.15	(0.05)	0.10	(0.15)	(0.15)	8.87	1.25%		23,925	0.69%		1.69%
12/31/10	8.08	0.15	0.85	1.00	(0.16)	(0.16)	8.92	12.45%		33,138	0.70%		1.78%
12/31/09	6.85	0.15	1.21	1.36	(0.13)	(0.13)	8.08	19.92%		31,928	0.70%		2.26%
Administrative Class
06/30/14[r]	$13.63	$0.15	$0.74	$0.89	$-	$-	$14.52	6.53%	[b]	$7,851	0.82%	[a]	2.23%	[a]
12/31/13	10.25	0.16	3.33	3.49	(0.11)	(0.11)	13.63	34.13%		7,905	0.80%		1.33%
12/31/12	8.90	0.17	1.39	1.56	(0.21)	(0.21)	10.25	17.53%		7,642	0.80%		1.74%
12/31/11	8.92	0.14	(0.04)	0.10	(0.12)	(0.12)	8.90	1.17%		9,809	0.80%		1.52%
12/31/10	8.08	0.13	0.86	0.99	(0.15)	(0.15)	8.92	12.35%		40,298	0.81%		1.63%
12/31/09	6.85	0.14	1.22	1.36	(0.13)	(0.13)	8.08	19.85%		42,209	0.81%		2.06%
Class R4
06/30/14[h,r]	$13.86	$0.04	$0.52	$0.56	$-	$-	$14.42	4.04%	[b]	$104	0.99%	[a]	1.21%	[a]
Class A
06/30/14[r]	$13.55	$0.13	$0.74	$0.87	$-	$-	$14.42	6.42%	[b]	$24,524	1.09%	[a]	1.98%	[a]
12/31/13	10.20	0.13	3.31	3.44	(0.09)	(0.09)	13.55	33.78%		24,625	1.09%		1.05%
12/31/12	8.86	0.14	1.39	1.53	(0.19)	(0.19)	10.20	17.23%		24,405	1.09%		1.48%
12/31/11	8.90	0.11	(0.04)	0.07	(0.11)	(0.11)	8.86	0.83%		24,863	1.09%		1.26%
12/31/10	8.06	0.11	0.85	0.96	(0.12)	(0.12)	8.90	11.96%		32,870	1.10%		1.34%
12/31/09	6.83	0.12	1.22	1.34	(0.11)	(0.11)	8.06	19.57%		45,592	1.10%		1.73%
Class R3
06/30/14[r]	$13.61	$0.12	$0.73	$0.85	$-	$-	$14.46	6.25%	[b]	$186	1.32%	[a]	1.74%	[a]
12/31/13	10.25	0.09	3.33	3.42	(0.06)	(0.06)	13.61	33.35%		166	1.40%		0.73%
12/31/12	8.90	0.11	1.39	1.50	(0.15)	(0.15)	10.25	16.88%		131	1.40%		1.12%
12/31/11	8.94	0.09	(0.04)	0.05	(0.09)	(0.09)	8.90	0.63%		259	1.40%		0.98%
12/31/10	8.08	0.08	0.85	0.93	(0.07)	(0.07)	8.94	11.63%		255	1.41%		0.93%
12/31/09	6.85	0.10	1.21	1.31	(0.08)	(0.08)	8.08	19.07%		556	1.41%		1.41%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	23%	44%	38%	36%	130%	68%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$13.60	$0.12	$0.74	$0.86	$-	$-	$-	$14.46	6.32%	[b]	$391,448	0.67%	[a]	0.61%	[a]	1.78%	[a]
12/31/13	11.36	0.24	3.32	3.56	(0.26)	(1.06)	(1.32)	13.60	31.85%		267,342	0.74%		0.59%		1.82%
12/31/12	10.04	0.24	1.44	1.68	(0.36)	-	(0.36)	11.36	16.75%		204,268	0.74%		0.59%		2.21%
12/31/11	10.48	0.20	(0.43)	(0.23)	(0.21)	-	(0.21)	10.04	(2.06%	)	184,034	0.75%		0.60%		2.00%
12/31/10[g]	9.82	0.03	0.63	0.66	-	-	-	10.48	6.72%	[b]	107	0.75%	[a]	0.65%	[a]	1.98%	[a]
Class R5
06/30/14[r]	$13.64	$0.11	$0.75	$0.86	$-	$-	$-	$14.50	6.30%	[b]	$573,604	0.83%	[a]	0.76%	[a]	1.60%	[a]
12/31/13	11.39	0.22	3.32	3.54	(0.23)	(1.06)	(1.29)	13.64	31.57%		541,839	0.94%		0.79%		1.63%
12/31/12	10.07	0.22	1.44	1.66	(0.34)	-	(0.34)	11.39	16.49%		486,471	0.94%		0.79%		2.00%
12/31/11	10.49	0.17	(0.42)	(0.25)	(0.17)	-	(0.17)	10.07	(2.29%	)	407,353	0.94%		0.80%		1.62%
12/31/10	9.35	0.13	1.14	1.27	(0.13)	-	(0.13)	10.49	13.91%		500,716	0.81%		0.80%		1.35%
12/31/09	7.53	0.13	1.69	1.82	(0.00)[d]	-	(0.00)[d]	9.35	24.17%		446,975	0.80%		N/A		1.68%
Service Class
06/30/14[r]	$13.60	$0.10	$0.75	$0.85	$-	$-	$-	$14.45	6.25%	[b]	$208,566	0.90%	[a]	0.83%	[a]	1.53%	[a]
12/31/13	11.36	0.21	3.32	3.53	(0.23)	(1.06)	(1.29)	13.60	31.52%		207,094	0.98%		0.83%		1.58%
12/31/12	10.05	0.22	1.42	1.64	(0.33)	-	(0.33)	11.36	16.35%		158,864	0.98%		0.83%		1.96%
12/31/11	10.46	0.17	(0.41)	(0.24)	(0.17)	-	(0.17)	10.05	(2.20%	)	154,312	0.98%		0.84%		1.60%
12/31/10	9.33	0.12	1.14	1.26	(0.13)	-	(0.13)	10.46	13.81%		133,797	0.85%		0.84%		1.30%
12/31/09	7.52	0.13	1.68	1.81	(0.00)[d]	-	(0.00)[d]	9.33	24.07%		129,536	0.84%		N/A		1.63%
Administrative Class
06/30/14[r]	$13.65	$0.10	$0.75	$0.85	$-	$-	$-	$14.50	6.23%	[b]	$152,324	1.02%	[a]	0.95%	[a]	1.40%	[a]
12/31/13	11.40	0.19	3.33	3.52	(0.21)	(1.06)	(1.27)	13.65	31.35%		141,207	1.13%		0.98%		1.42%
12/31/12	10.09	0.20	1.43	1.63	(0.32)	-	(0.32)	11.40	16.16%		115,576	1.13%		0.98%		1.81%
12/31/11	10.45	0.15	(0.41)	(0.26)	(0.10)	-	(0.10)	10.09	(2.39%	)	100,173	1.13%		0.98%		1.41%
12/31/10	9.31	0.11	1.14	1.25	(0.11)	-	(0.11)	10.45	13.71%		162,055	1.00%		0.99%		1.15%
12/31/09	7.52	0.12	1.67	1.79	(0.00)[d]	-	(0.00)[d]	9.31	23.81%		168,790	0.99%		N/A		1.50%
Class R4
06/30/14[h,r]	$13.74	$0.04	$0.57	$0.61	$-	$-	$-	$14.35	4.44%	[b]	$104	1.07%	[a]	N/A		1.11%	[a]
Class A
06/30/14[r]	$13.53	$0.08	$0.74	$0.82	$-	$-	$-	$14.35	6.06%	[b]	$254,374	1.28%	[a]	1.20%	[a]	1.15%	[a]
12/31/13	11.28	0.15	3.31	3.46	(0.15)	(1.06)	(1.21)	13.53	31.10%		272,524	1.38%		1.23%		1.18%
12/31/12	9.99	0.17	1.41	1.58	(0.29)	-	(0.29)	11.28	15.85%		332,630	1.38%		1.23%		1.56%
12/31/11	10.36	0.12	(0.40)	(0.28)	(0.09)	-	(0.09)	9.99	(2.65%	)	284,989	1.38%		1.24%		1.19%
12/31/10	9.24	0.09	1.13	1.22	(0.10)	-	(0.10)	10.36	13.46%		293,195	1.25%		1.24%		0.91%
12/31/09	7.48	0.10	1.66	1.76	(0.00)[d]	-	(0.00)[d]	9.24	23.53%		241,206	1.24%		N/A		1.24%
Class R3
06/30/14[r]	$13.45	$0.06	$0.74	$0.80	$-	$-	$-	$14.25	5.95%	[b]	$1,459	1.49%	[a]	1.42%	[a]	0.91%	[a]
12/31/13	11.25	0.11	3.29	3.40	(0.14)	(1.06)	(1.20)	13.45	30.66%		1,245	1.68%		1.53%		0.88%
12/31/12	9.90	0.14	1.40	1.54	(0.19)	-	(0.19)	11.25	15.55%		878	1.68%		1.53%		1.29%
12/31/11	10.25	0.09	(0.40)	(0.31)	(0.04)	-	(0.04)	9.90	(2.95%	)	1,951	1.68%		1.54%		0.89%
12/31/10	9.13	0.06	1.11	1.17	(0.05)	-	(0.05)	10.25	12.97%		2,051	1.55%		1.54%		0.60%
12/31/09	7.41	0.07	1.65	1.72	(0.00)[d]	-	(0.00)[d]	9.13	23.21%		2,403	1.54%		N/A		0.95%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	10%	18%	22%	14%	30%	47%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$9.64	$0.06	$0.29	$0.35	$-	$-	$-	$9.99	3.63%	[b]	$65,195	0.64%	[a]	0.63%	[a]	2.45%	[a]
Class R5
06/30/14[r]	$9.48	$0.17	$0.34	$0.51	$-	$-	$-	$9.99	5.38%	[b]	$260,545	0.75%	[a]	0.74%	[a]	3.61%	[a]
12/31/13	7.82	0.21	2.21	2.42	(0.25)	(0.51)	(0.76)	9.48	31.24%		337,852	0.77%		0.75%		2.33%
12/31/12	10.08	0.18	0.96	1.14	(0.17)	(3.23)	(3.40)	7.82	11.22%		336,198	0.77%		0.77%	[k]	1.67%
12/31/11	10.60	0.10	(0.54)	(0.44)	(0.08)	-	(0.08)	10.08	(4.15%	)	309,422	0.77%		N/A		1.00%
12/31/10	9.50	0.09	1.15	1.24	(0.14)	-	(0.14)	10.60	13.08%		377,131	0.77%		N/A		0.91%
12/31/09	7.29	0.07	2.22	2.29	(0.08)	-	(0.08)	9.50	31.48%		365,567	0.78%		N/A		0.92%
Service Class
06/30/14[r]	$9.49	$0.16	$0.35	$0.51	$-	$-	$-	$10.00	5.37%	[b]	$30,233	0.85%	[a]	0.83%	[a]	3.43%	[a]
12/31/13	7.83	0.20	2.21	2.41	(0.24)	(0.51)	(0.75)	9.49	31.11%		34,719	0.86%		0.84%		2.23%
12/31/12	10.07	0.15	0.99	1.14	(0.15)	(3.23)	(3.38)	7.83	11.22%		26,190	0.86%		0.86%	[k]	1.38%
12/31/11	10.60	0.10	(0.56)	(0.46)	(0.07)	-	(0.07)	10.07	(4.34%	)	65,751	0.86%		N/A		0.91%
12/31/10	9.50	0.08	1.15	1.23	(0.13)	-	(0.13)	10.60	12.98%		81,805	0.86%		N/A		0.82%
12/31/09	7.29	0.06	2.23	2.29	(0.08)	-	(0.08)	9.50	31.39%		82,157	0.87%		N/A		0.82%
Administrative Class
06/30/14[r]	$9.46	$0.15	$0.35	$0.50	$-	$-	$-	$9.96	5.29%	[b]	$27,607	0.97%	[a]	0.96%	[a]	3.26%	[a]
12/31/13	7.80	0.19	2.20	2.39	(0.22)	(0.51)	(0.73)	9.46	30.99%		29,046	1.01%		0.99%		2.08%
12/31/12	10.06	0.14	0.97	1.11	(0.14)	(3.23)	(3.37)	7.80	10.93%		41,924	1.01%		1.01%	[k]	1.34%
12/31/11	10.57	0.08	(0.54)	(0.46)	(0.05)	-	(0.05)	10.06	(4.37%	)	48,977	1.01%		N/A		0.77%
12/31/10	9.47	0.06	1.15	1.21	(0.11)	-	(0.11)	10.57	12.81%		78,893	1.01%		N/A		0.65%
12/31/09	7.27	0.05	2.21	2.26	(0.06)	-	(0.06)	9.47	31.12%		110,367	1.02%		N/A		0.70%
Class R4
06/30/14[h,r]	$9.59	$0.05	$0.29	$0.34	$-	$-	$-	$9.93	3.55%	[b]	$104	1.09%	[a]	1.08%	[a]	2.03%	[a]
Class A
06/30/14[r]	$9.44	$0.14	$0.35	$0.49	$-	$-	$-	$9.93	5.19%	[b]	$62,936	1.22%	[a]	1.21%	[a]	3.02%	[a]
12/31/13	7.79	0.17	2.18	2.35	(0.19)	(0.51)	(0.70)	9.44	30.53%		65,907	1.26%		1.24%		1.84%
12/31/12	10.03	0.11	0.98	1.09	(0.10)	(3.23)	(3.33)	7.79	10.77%		69,701	1.26%		1.26%	[k]	1.05%
12/31/11	10.54	0.05	(0.55)	(0.50)	(0.01)	-	(0.01)	10.03	(4.70%	)	104,872	1.26%		N/A		0.51%
12/31/10	9.45	0.04	1.14	1.18	(0.09)	-	(0.09)	10.54	12.48%		155,189	1.26%		N/A		0.42%
12/31/09	7.25	0.04	2.19	2.23	(0.03)	-	(0.03)	9.45	30.82%		172,363	1.27%		N/A		0.46%
Class R3
06/30/14[r]	$9.30	$0.13	$0.34	$0.47	$-	$-	$-	$9.77	5.05%	[b]	$128	1.45%	[a]	1.43%	[a]	2.78%	[a]
12/31/13	7.68	0.14	2.16	2.30	(0.17)	(0.51)	(0.68)	9.30	30.27%		114	1.56%		1.54%		1.54%
12/31/12	9.93	0.07	0.97	1.04	(0.06)	(3.23)	(3.29)	7.68	10.32%		117	1.56%		1.56%	[k]	0.70%
12/31/11	10.44	0.02	(0.53)	(0.51)	-	-	-	9.93	(4.89%	)	434	1.55%		N/A		0.22%
12/31/10	9.36	0.01	1.13	1.14	(0.06)	-	(0.06)	10.44	12.20%		735	1.56%		N/A		0.12%
12/31/09	7.20	0.01	2.18	2.19	(0.03)	-	(0.03)	9.36	30.36%		926	1.57%		N/A		0.10%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	22%	34%	107%	10%	10%	12%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$16.99	$0.16	$1.04	$1.20	$-	$-	$-	$18.19	7.06%	[b]	$528,754	0.15%	[a]	0.10%	[a]	1.93%	[a]
12/31/13	13.20	0.32	3.93	4.25	(0.35)	(0.11)	(0.46)	16.99	32.34%		436,004	0.18%		0.08%		2.01%
12/31/12	11.66	0.29	1.57	1.86	(0.32)	-	(0.32)	13.20	15.96%		103,732	0.18%		0.08%		2.23%
12/31/11[i]	11.85	0.01	(0.02)	(0.01)	(0.18)	-	(0.18)	11.66	0.00%	[b,e]	57,185	0.17%	[a]	0.06%	[a]	1.80%	[a]
Class R5
06/30/14[r]	$17.02	$0.16	$1.04	$1.20	$-	$-	$-	$18.22	7.05%	[b]	$985,816	0.23%	[a]	0.21%	[a]	1.81%	[a]
12/31/13	13.23	0.29	3.94	4.23	(0.33)	(0.11)	(0.44)	17.02	32.11%		1,003,965	0.25%		0.20%		1.88%
12/31/12	11.69	0.27	1.57	1.84	(0.30)	-	(0.30)	13.23	15.77%		833,287	0.26%		0.21%		2.07%
12/31/11[p]	11.70	0.22	(0.01)	0.21	(0.22)	-	(0.22)	11.69	1.84%		737,960	0.21%		0.21%	[k]	1.85%
12/31/10	10.36	0.20	1.33	1.53	(0.19)	-	(0.19)	11.70	14.93%		693,596	0.21%		N/A		1.84%
12/31/09	8.32	0.19	2.00	2.19	(0.15)	-	(0.15)	10.36	26.31%		528,989	0.22%		N/A		2.10%
Service Class
06/30/14[r]	$17.05	$0.14	$1.04	$1.18	$-	$-	$-	$18.23	6.92%	[b]	$686,300	0.42%	[a]	0.39%	[a]	1.63%	[a]
12/31/13	13.25	0.25	3.95	4.20	(0.29)	(0.11)	(0.40)	17.05	31.86%		609,354	0.47%		0.42%		1.66%
12/31/12	11.71	0.24	1.58	1.82	(0.28)	-	(0.28)	13.25	15.51%		516,727	0.47%		0.42%		1.86%
12/31/11	11.71	0.19	(0.00)[d]	0.19	(0.19)	-	(0.19)	11.71	1.69%		437,378	0.42%		0.42%	[k]	1.62%
12/31/10	10.38	0.17	1.33	1.50	(0.17)	-	(0.17)	11.71	14.57%		470,762	0.43%		N/A		1.62%
12/31/09	8.33	0.17	2.01	2.18	(0.13)	-	(0.13)	10.38	26.16%		425,981	0.43%		N/A		1.88%
Administrative Class
06/30/14[r]	$16.86	$0.13	$1.03	$1.16	$-	$-	$-	$18.02	6.88%	[b]	$523,192	0.48%	[a]	0.46%	[a]	1.55%	[a]
12/31/13	13.11	0.25	3.90	4.15	(0.29)	(0.11)	(0.40)	16.86	31.81%		335,898	0.50%		0.45%		1.63%
12/31/12	11.58	0.23	1.57	1.80	(0.27)	-	(0.27)	13.11	15.56%		269,106	0.50%		0.45%		1.82%
12/31/11	11.59	0.19	(0.02)	0.17	(0.18)	-	(0.18)	11.58	1.55%		251,190	0.45%		0.45%	[k]	1.58%
12/31/10	10.27	0.17	1.31	1.48	(0.16)	-	(0.16)	11.59	14.56%		298,754	0.46%		N/A		1.58%
12/31/09	8.25	0.16	1.99	2.15	(0.13)	-	(0.13)	10.27	26.03%		307,391	0.46%		N/A		1.85%
Class R4
06/30/14[r]	$16.74	$0.12	$1.01	$1.13	$-	$-	$-	$17.87	6.75%	[b]	$577,150	0.70%	[a]	0.64%	[a]	1.39%	[a]
12/31/13	13.02	0.22	3.87	4.09	(0.26)	(0.11)	(0.37)	16.74	31.57%		535,280	0.84%		0.65%		1.43%
12/31/12	11.51	0.21	1.55	1.76	(0.25)	-	(0.25)	13.02	15.28%		388,374	0.90%		0.65%		1.63%
12/31/11	11.52	0.16	(0.00)[d]	0.16	(0.17)	-	(0.17)	11.51	1.42%		336,032	0.85%		0.65%		1.40%
12/31/10	10.22	0.15	1.30	1.45	(0.15)	-	(0.15)	11.52	14.29%		302,470	0.86%		0.66%		1.39%
12/31/09	8.21	0.14	1.98	2.12	(0.11)	-	(0.11)	10.22	25.83%		241,090	0.86%		0.66%		1.65%
Class A
06/30/14[h,r]	$17.01	$0.06	$0.80	$0.86	$-	$-	$-	$17.87	5.06%	[b]	$105	0.72%	[a]	N/A		1.31%	[a]
Class R3
06/30/14[r]	$16.58	$0.09	$1.02	$1.11	$-	$-	$-	$17.69	6.69%	[b]	$5,673	0.98%	[a]	0.91%	[a]	1.11%	[a]
12/31/13	12.90	0.17	3.83	4.00	(0.21)	(0.11)	(0.32)	16.58	31.14%		4,940	1.14%		0.95%		1.13%
12/31/12	11.41	0.17	1.53	1.70	(0.21)	-	(0.21)	12.90	14.91%		3,869	1.20%		0.95%		1.33%
12/31/11	11.42	0.13	(0.01)	0.12	(0.13)	-	(0.13)	11.41	1.13%		3,385	1.15%		0.95%		1.10%
12/31/10	10.13	0.11	1.29	1.40	(0.11)	-	(0.11)	11.42	13.94%		2,982	1.16%		0.96%		1.09%
12/31/09	8.14	0.12	1.95	2.07	(0.08)	-	(0.08)	10.13	25.46%		3,172	1.16%		0.96%		1.35%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	1%	10%	3%	2%	5%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class Z shares were renamed Class I shares on September 30, 2011.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$23.34	$0.35	$1.19	$1.54	$-	$-	$-	$24.88	6.60%	[b]	$182,868	0.75%	[a]	0.70%	[a]	3.05%	[a]
12/31/13	18.86	0.14	6.99	7.13	(0.14)	(2.51)	(2.65)	23.34	38.45%		167,586	0.78%		0.68%		0.63%
12/31/12	16.98	0.20	3.38	3.58	(0.19)	(1.51)	(1.70)	18.86	21.28%		121,833	0.78%		0.68%		1.04%
12/31/11	17.64	0.17	(0.22)	(0.05)	(0.29)	(0.32)	(0.61)	16.98	(0.12%	)	86,517	0.79%		0.69%		1.01%
12/31/10[g]	16.92	0.02	0.70	0.72	-	-	-	17.64	4.26%	[b]	104	0.79%	[a]	0.69%	[a]	0.77%	[a]
Class R5
06/30/14[r]	$23.38	$0.34	$1.19	$1.53	$-	$-	$-	$24.91	6.54%	[b]	$316,682	0.86%	[a]	0.81%	[a]	2.97%	[a]
12/31/13	18.89	0.11	7.00	7.11	(0.11)	(2.51)	(2.62)	23.38	38.28%		316,010	0.90%		0.80%		0.51%
12/31/12	17.00	0.17	3.39	3.56	(0.16)	(1.51)	(1.67)	18.89	21.17%		266,390	0.90%		0.80%		0.88%
12/31/11	17.63	0.13	(0.20)	(0.07)	(0.24)	(0.32)	(0.56)	17.00	(0.23%	)	233,071	0.90%		0.80%		0.73%
12/31/10	14.59	0.10	3.05	3.15	(0.11)	-	(0.11)	17.63	21.81%		307,649	0.82%		0.80%		0.62%
12/31/09	8.94	0.10	5.55	5.65	-	-	-	14.59	63.20%		262,825	0.81%		N/A		0.89%
Service Class
06/30/14[r]	$23.16	$0.34	$1.16	$1.50	$-	$-	$-	$24.66	6.48%	[b]	$96,240	0.96%	[a]	0.91%	[a]	2.98%	[a]
12/31/13	18.74	0.09	6.94	7.03	(0.10)	(2.51)	(2.61)	23.16	38.13%		98,784	1.00%		0.90%		0.42%
12/31/12	16.88	0.14	3.38	3.52	(0.15)	(1.51)	(1.66)	18.74	21.03%		59,000	1.00%		0.90%		0.77%
12/31/11	17.49	0.11	(0.20)	(0.09)	(0.20)	(0.32)	(0.52)	16.88	(0.35%	)	60,921	1.00%		0.90%		0.63%
12/31/10	14.47	0.08	3.04	3.12	(0.10)	-	(0.10)	17.49	21.73%		70,955	0.92%		0.90%		0.52%
12/31/09	8.87	0.09	5.51	5.60	-	-	-	14.47	63.13%		64,121	0.91%		N/A		0.78%
Administrative Class
06/30/14[r]	$23.00	$0.30	$1.17	$1.47	$-	$-	$-	$24.47	6.39%	[b]	$112,641	1.08%	[a]	1.04%	[a]	2.67%	[a]
12/31/13	18.62	0.06	6.90	6.96	(0.07)	(2.51)	(2.58)	23.00	37.97%		105,331	1.15%		1.05%		0.26%
12/31/12	16.79	0.12	3.34	3.46	(0.12)	(1.51)	(1.63)	18.62	20.82%		73,933	1.15%		1.05%		0.64%
12/31/11	17.32	0.08	(0.18)	(0.10)	(0.11)	(0.32)	(0.43)	16.79	(0.48%	)	60,937	1.15%		1.05%		0.46%
12/31/10	14.33	0.05	3.01	3.06	(0.07)	-	(0.07)	17.32	21.54%		91,044	1.07%		1.05%		0.36%
12/31/09	8.80	0.07	5.46	5.53	-	-	-	14.33	62.84%		98,934	1.06%		N/A		0.62%
Class R4
06/30/14[h,r]	$22.25	$0.03	$1.59	$1.62	$-	$-	$-	$23.87	7.28%	[b]	$107	1.18%	[a]	N/A		0.56%	[a]
Class A
06/30/14[r]	$22.46	$0.28	$1.13	$1.41	$-	$-	$-	$23.87	6.28%	[b]	$219,280	1.33%	[a]	1.29%	[a]	2.52%	[a]
12/31/13	18.23	0.00 [d]	6.75	6.75	(0.01)	(2.51)	(2.52)	22.46	37.66%		218,492	1.40%		1.30%		0.01%
12/31/12	16.46	0.07	3.28	3.35	(0.07)	(1.51)	(1.58)	18.23	20.55%		160,758	1.40%		1.30%		0.37%
12/31/11	16.99	0.04	(0.19)	(0.15)	(0.06)	(0.32)	(0.38)	16.46	(0.79%	)	142,551	1.40%		1.30%		0.23%
12/31/10	14.06	0.02	2.96	2.98	(0.05)	-	(0.05)	16.99	21.29%		170,895	1.32%		1.30%		0.12%
12/31/09	8.66	0.04	5.36	5.40	-	-	-	14.06	62.36%		161,884	1.31%		N/A		0.38%
Class R3
06/30/14[r]	$21.80	$0.24	$1.10	$1.34	$-	$-	$-	$23.14	6.15%	[b]	$725	1.56%	[a]	1.51%	[a]	2.23%	[a]
12/31/13	17.80	(0.06)	6.57	6.51	-	(2.51)	(2.51)	21.80	37.19%		731	1.70%		1.60%		(0.28%	)
12/31/12	16.10	(0.01)	3.22	3.21	-	(1.51)	(1.51)	17.80	20.13%		477	1.70%		1.60%		(0.06%	)
12/31/11	16.60	(0.02)	(0.16)	(0.18)	-	(0.32)	(0.32)	16.10	(1.02%	)	1,425	1.70%		1.60%		(0.09%	)
12/31/10	13.73	(0.03)	2.90	2.87	-	-	-	16.60	20.90%		1,882	1.62%		1.60%		(0.19%	)
12/31/09	8.48	0.01	5.24	5.25	-	-	-	13.73	61.91%		2,617	1.61%		N/A		0.07%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	25%	27%	30%	32%	32%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total Return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$8.42	$0.02	$0.23	$0.25	$-	$-	$-	$8.67	2.97%	[b]	$77,743	0.76%	[a]	0.70%	[a]	0.76%	[a]
Class R5
06/30/14[r]	$8.35	$0.03	$0.30	$0.33	$-	$-	$-	$8.68	3.95%	[b]	$19,653	0.88%	[a]	0.80%	[a]	0.64%	[a]
12/31/13	6.62	0.06	2.05	2.11	(0.07)	(0.31)	(0.38)	8.35	32.24%		86,288	0.90%		0.81%		0.79%
12/31/12	5.89	0.07	0.71	0.78	(0.05)	(0.00)[d]	(0.05)	6.62	13.26%		73,897	0.91%		0.83%		1.02%
12/31/11	5.72	0.02	0.16	0.18	(0.01)	-	(0.01)	5.89	3.13%		20,468	0.64%		N/A		0.31%
12/31/10	4.75	0.01	0.96	0.97	-	-	-	5.72	20.42%		21,169	0.65%		N/A		0.25%
12/31/09	3.09	0.00 [d]	1.66	1.66	-	-	-	4.75	53.72%		20,229	0.70%		N/A		0.06%
Service Class
06/30/14[r]	$8.25	$0.02	$0.30	$0.32	$-	$-	$-	$8.57	3.88%	[b]	$6,212	0.94%	[a]	0.90%	[a]	0.55%	[a]
12/31/13	6.54	0.05	2.04	2.09	(0.07)	(0.31)	(0.38)	8.25	32.23%		6,015	0.94%		0.91%		0.68%
12/31/12	5.82	0.05	0.71	0.76	(0.04)	(0.00)[d]	(0.04)	6.54	13.09%		3,948	0.97%		0.94%		0.73%
12/31/11	5.66	0.01	0.15	0.16	(0.00)[d]	-	(0.00)[d]	5.82	2.89%		1,859	0.74%		N/A		0.21%
12/31/10	4.70	0.01	0.95	0.96	-	-	-	5.66	20.43%		1,633	0.75%		N/A		0.13%
12/31/09	3.07	(0.00)[d]	1.63	1.63	-	-	-	4.70	53.09%		2,737	0.80%		N/A		(0.04%	)
Administrative Class
06/30/14[r]	$8.13	$0.02	$0.28	$0.30	$-	$-	$-	$8.43	3.69%	[b]	$12,052	1.07%	[a]	1.02%	[a]	0.43%	[a]
12/31/13	6.45	0.04	2.00	2.04	(0.05)	(0.31)	(0.36)	8.13	32.00%		10,925	1.09%		1.06%		0.55%
12/31/12	5.74	0.04	0.70	0.74	(0.03)	(0.00)[d]	(0.03)	6.45	12.97%		10,370	1.12%		1.09%		0.61%
12/31/11	5.58	0.00 [d]	0.16	0.16	-	-	-	5.74	2.87%		6,929	0.89%		N/A		0.06%
12/31/10	4.65	0.00 [d]	0.93	0.93	-	-	-	5.58	20.00%		6,658	0.90%		N/A		0.01%
12/31/09	3.03	(0.01)	1.63	1.62	-	-	-	4.65	53.47%		6,620	0.95%		N/A		(0.19%	)
Class R4
06/30/14[h,r]	$7.95	$0.01	$0.22	$0.23	$-	$-	$-	$8.18	2.89%	[b]	$103	1.21%	[a]	1.15%		0.36%	[a]
Class A
06/30/14[r]	$7.89	$0.01	$0.28	$0.29	$-	$-	$-	$8.18	3.68%	[b]	$24,408	1.32%	[a]	1.27%	[a]	0.16%	[a]
12/31/13	6.28	0.02	1.94	1.96	(0.04)	(0.31)	(0.35)	7.89	31.53%		23,867	1.34%		1.31%		0.29%
12/31/12	5.58	0.02	0.69	0.71	(0.01)	(0.00)[d]	(0.01)	6.28	12.79%		16,843	1.37%		1.35%		0.29%
12/31/11	5.44	(0.01)	0.15	0.14	-	-	-	5.58	2.57%		15,768	1.14%		N/A		(0.19%	)
12/31/10	4.54	(0.01)	0.91	0.90	-	-	-	5.44	19.82%		19,690	1.15%		N/A		(0.24%	)
12/31/09	2.97	(0.02)	1.59	1.57	-	-	-	4.54	52.86%		18,508	1.20%		N/A		(0.45%	)
Class R3
06/30/14[r]	$7.64	$(0.00)[d]	$0.26	$0.26	$-	$-	$-	$7.90	3.40%	[b]	$228	1.54%	[a]	1.49%	[a]	(0.04%	)[a]
12/31/13	6.07	0.00 [d]	1.88	1.88	(0.00)[d]	(0.31)	(0.31)	7.64	31.26%		168	1.64%		1.61%		0.02%
12/31/12	5.41	(0.00)[d]	0.66	0.66	-	(0.00)[d]	(0.00)[d]	6.07	12.27%		248	1.68%		1.66%		(0.02%	)
12/31/11	5.28	(0.03)	0.16	0.13	-	-	-	5.41	2.46%		337	1.44%		N/A		(0.50%	)
12/31/10	4.43	(0.03)	0.88	0.85	-	-	-	5.28	19.19%		336	1.45%		N/A		(0.55%	)
12/31/09	2.91	(0.03)	1.55	1.52	-	-	-	4.43	52.23%		317	1.50%		N/A		(0.74%	)

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	35%	62%	109%	49%	8%	22%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$16.75	$0.01	$0.70	$0.71	$-	$-	$-	$17.46	4.24%	[b]	$79,033	0.66%	[a]	N/A		0.13%	[a]
Class R5
06/30/14[r]	$16.94	$0.00 [d]	$0.51	$0.51	$-	$-	$-	$17.45	3.01%	[b]	$635,556	0.76%	[a]	0.76%	[a,n]	0.01%	[a]
12/31/13	12.77	0.00 [d]	5.24	5.24	(0.00)[d]	(1.07)	(1.07)	16.94	41.38%		526,553	0.78%		0.76%		0.02%
12/31/12	10.81	0.04	1.95	1.99	(0.03)	-	(0.03)	12.77	18.43%		406,245	0.82%		0.76%		0.34%
12/31/11	10.65	0.02	0.14	0.16	(0.00)[d]	-	(0.00)[d]	10.81	1.50%		270,651	0.84%		0.76%		0.17%
12/31/10	9.14	0.01	1.51	1.52	(0.01)	-	(0.01)	10.65	16.64%		163,662	0.84%		0.76%		0.08%
12/31/09	6.39	0.01	2.74	2.75	(0.00)[d]	-	(0.00)[d]	9.14	43.06%		172,449	0.85%		0.76%		0.20%
Service Class
06/30/14[r]	$16.85	$(0.01)	$0.51	$0.50	$-	$-	$-	$17.35	2.97%	[b]	$182,417	0.84%	[a]	0.84%	[a,n]	(0.09%	)[a]
12/31/13	12.71	(0.01)	5.22	5.21	(0.00)[d]	(1.07)	(1.07)	16.85	41.34%		188,792	0.87%		0.82%		(0.04%	)
12/31/12	10.77	0.03	1.93	1.96	(0.02)	-	(0.02)	12.71	18.23%		128,562	0.95%		0.82%		0.26%
12/31/11	10.61	0.01	0.15	0.16	-	-	-	10.77	1.51%		87,359	0.97%		0.82%		0.13%
12/31/10	9.12	0.00 [d]	1.50	1.50	(0.01)	-	(0.01)	10.61	16.45%		42,443	0.97%		0.82%		0.01%
12/31/09	6.37	0.01	2.74	2.75	(0.00)[d]	-	(0.00)[d]	9.12	43.20%		39,094	0.98%		0.82%		0.12%
Administrative Class
06/30/14[r]	$16.71	$(0.02)	$0.51	$0.49	$-	$-	$-	$17.20	2.93%	[b]	$255,350	0.97%	[a]	0.97%	[a,n]	(0.22%	)[a]
12/31/13	12.64	(0.03)	5.17	5.14	(0.00)[d]	(1.07)	(1.07)	16.71	41.01%		242,816	1.02%		0.98%		(0.22%	)
12/31/12	10.71	0.01	1.93	1.94	(0.01)	-	(0.01)	12.64	18.07%		319,306	1.07%		0.98%		0.10%
12/31/11	10.57	(0.01)	0.15	0.14	-	-	-	10.71	1.42%		243,741	1.09%		0.98%		(0.09%	)
12/31/10	9.08	(0.01)	1.50	1.49	-	-	-	10.57	16.30%		257,545	1.09%		0.98%		(0.15%	)
12/31/09	6.36	(0.00)[d]	2.72	2.72	(0.00)[d]	-	(0.00)[d]	9.08	42.79%		281,168	1.10%		0.98%		(0.03%	)
Class R4
06/30/14[h,r]	$16.08	$(0.01)	$0.67	$0.66	$-	$-	$-	$16.74	4.10%	[b]	$104	1.11%	[a]	N/A		(0.33%	)[a]
Class A
06/30/14[r]	$16.27	$(0.04)	$0.50	$0.46	$-	$-	$-	$16.73	2.83%	[b]	$166,993	1.22%	[a]	1.20%	[a]	(0.46%	)[a]
12/31/13	12.35	(0.06)	5.05	4.99	(0.00)[d]	(1.07)	(1.07)	16.27	40.76%		182,452	1.26%		1.19%		(0.41%	)
12/31/12	10.48	(0.01)	1.88	1.87	-	-	-	12.35	17.84%		140,294	1.32%		1.19%		(0.08%	)
12/31/11	10.36	(0.03)	0.15	0.12	-	-	-	10.48	1.16%		75,919	1.34%		1.19%		(0.29%	)
12/31/10	8.93	(0.03)	1.46	1.43	-	-	-	10.36	16.01%		66,401	1.34%		1.19%		(0.36%	)
12/31/09	6.26	(0.02)	2.69	2.67	(0.00)[d]	-	(0.00)[d]	8.93	42.68%		69,307	1.35%		1.19%		(0.24%	)
Class R3
06/30/14[r]	$15.68	$(0.05)	$0.47	$0.42	$-	$-	$-	$16.10	2.68%	[b]	$1,013	1.43%	[a]	1.43%	[a,n]	(0.68%	)[a]
12/31/13	11.97	(0.10)	4.88	4.78	(0.00)[d]	(1.07)	(1.07)	15.68	40.30%		967	1.55%		1.51%		(0.73%	)
12/31/12	10.18	(0.04)	1.83	1.79	-	-	-	11.97	17.58%		727	1.62%		1.51%		(0.35%	)
12/31/11	10.11	(0.08)	0.15	0.07	-	-	-	10.18	0.69%		78	1.64%		1.51%		(0.72%	)
12/31/10	8.74	(0.06)	1.43	1.37	-	-	-	10.11	15.68%		344	1.64%		1.51%		(0.69%	)
12/31/09	6.15	(0.04)	2.63	2.59	(0.00)[d]	-	(0.00)[d]	8.74	42.14%		803	1.65%		1.51%		(0.55%	)

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	19%	33%	20%	38%	53%	62%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$11.43	$0.01	$0.38	$0.39	$-	$-	$-	$11.82	3.41%	[b]	$280,009	0.77%	[a]	0.71%	[a]	0.20%	[a]
12/31/13	8.89	0.00 [d]	3.38	3.38	(0.01)	(0.83)	(0.84)	11.43	38.50%		141,922	0.84%		0.69%		0.02%
12/31/12	7.40	0.07	1.42	1.49	-	-	-	8.89	20.14%		76,857	0.85%		0.70%		0.86%
12/31/11[i]	7.45	(0.00)[d]	(0.05)	(0.05)	-	-	-	7.40	(0.67%	)[b]	99	0.79%	[a]	0.64%	[a]	(0.33%	)[a]
Class R5
06/30/14[r]	$11.39	$0.01	$0.37	$0.38	$-	$-	$-	$11.77	3.34%	[b]	$248,279	0.91%	[a]	0.83%	[a]	0.13%	[a]
12/31/13	8.87	(0.01)	3.36	3.35	-	(0.83)	(0.83)	11.39	38.28%		340,443	0.99%		0.84%		(0.13%	)
12/31/12	7.40	0.01	1.46	1.47	-	-	-	8.87	19.86%		268,035	1.00%		0.85%		0.06%
12/31/11	7.06	(0.01)	0.35	0.34	-	-	-	7.40	4.82%		233,080	0.87%		0.86%		(0.18%	)
12/31/10	5.87	(0.00)[d]	1.19	1.19	-	-	-	7.06	20.27%		210,972	0.87%		N/A		(0.06%	)
12/31/09	3.74	(0.01)	2.14	2.13	-	(0.00)[d]	(0.00)[d]	5.87	56.97%		164,994	0.87%		N/A		(0.15%	)
Service Class
06/30/14[r]	$11.22	$0.00 [d]	$0.37	$0.37	$-	$-	$-	$11.59	3.30%	[b]	$143,769	1.00%	[a]	0.93%	[a]	0.02%	[a]
12/31/13	8.76	(0.02)	3.31	3.29	-	(0.83)	(0.83)	11.22	38.07%		85,741	1.09%		0.94%		(0.23%	)
12/31/12	7.31	0.00 [d]	1.45	1.45	-	-	-	8.76	19.84%		45,380	1.10%		0.95%		0.03%
12/31/11	6.98	(0.02)	0.35	0.33	-	-	-	7.31	4.73%		29,740	0.97%		0.96%		(0.29%	)
12/31/10	5.81	(0.01)	1.18	1.17	-	-	-	6.98	20.14%		22,037	0.97%		N/A		(0.19%	)
12/31/09	3.71	(0.01)	2.11	2.10	-	(0.00)[d]	(0.00)[d]	5.81	56.63%		21,830	0.97%		N/A		(0.27%	)
Administrative Class
06/30/14[r]	$10.98	$(0.01)	$0.37	$0.36	$-	$-	$-	$11.34	3.28%	[b]	$129,282	1.13%	[a]	1.05%	[a]	(0.12%	)[a]
12/31/13	8.60	(0.04)	3.25	3.21	-	(0.83)	(0.83)	10.98	37.85%		110,471	1.24%		1.09%		(0.39%	)
12/31/12	7.19	(0.01)	1.42	1.41	-	-	-	8.60	19.61%		85,363	1.25%		1.10%		(0.10%	)
12/31/11	6.87	(0.03)	0.35	0.32	-	-	-	7.19	4.66%		27,467	1.11%		1.11%	[k]	(0.36%	)
12/31/10	5.73	(0.02)	1.16	1.14	-	-	-	6.87	19.90%		54,658	1.12%		N/A		(0.35%	)
12/31/09	3.66	(0.02)	2.09	2.07	-	(0.00)[d]	(0.00)[d]	5.73	56.58%		61,774	1.12%		N/A		(0.41%	)
Class R4
06/30/14[h,r]	$10.57	$(0.01)	$0.33	$0.32	$-	$-	$-	$10.89	3.03%	[b]	$103	1.18%	[a]	N/A		(0.38%	)[a]
Class A
06/30/14[r]	$10.56	$(0.02)	$0.35	$0.33	$-	$-	$-	$10.89	3.13%	[b]	$174,563	1.38%	[a]	1.30%	[a]	(0.36%	)[a]
12/31/13	8.32	(0.06)	3.13	3.07	-	(0.83)	(0.83)	10.56	37.43%		168,430	1.49%		1.34%		(0.63%	)
12/31/12	6.97	(0.03)	1.38	1.35	-	-	-	8.32	19.37%		102,385	1.50%		1.35%		(0.35%	)
12/31/11	6.68	(0.05)	0.34	0.29	-	-	-	6.97	4.34%		51,191	1.37%		1.36%		(0.68%	)
12/31/10	5.58	(0.03)	1.13	1.10	-	-	-	6.68	19.50%		53,610	1.37%		N/A		(0.60%	)
12/31/09	3.58	(0.03)	2.03	2.00	-	(0.00)[d]	(0.00)[d]	5.58	56.17%		60,935	1.37%		N/A		(0.65%	)
Class R3
06/30/14[r]	$10.09	$(0.03)	$0.34	$0.31	$-	$-	$-	$10.40	3.07%	[b]	$125	1.50%	[a]	1.47%	[a]	(0.61%	)[a]
12/31/13	8.00	(0.09)	3.01	2.92	-	(0.83)	(0.83)	10.09	37.05%		29	1.79%		1.64%		(0.93%	)
12/31/12	6.73	(0.05)	1.32	1.27	-	-	-	8.00	18.87%		24	1.80%		1.65%		(0.69%	)
12/31/11	6.47	(0.07)	0.33	0.26	-	-	-	6.73	4.02%		21	1.67%		1.66%		(0.99%	)
12/31/10	5.43	(0.05)	1.09	1.04	-	-	-	6.47	19.37%		28	1.67%		N/A		(0.95%	)
12/31/09	3.49	(0.04)	1.98	1.94	-	(0.00)[d]	(0.00)[d]	5.43	55.32%		93	1.67%		N/A		(0.96%	)

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	11%	29%	19%	21%	40%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$14.68	$0.07	$0.96	$1.03	$-	$-	$15.71	7.02%	[b]	$75,750	0.81%	[a]	0.77%	[a]	0.96%	[a]
12/31/13	11.09	0.18	3.59	3.77	(0.18)	(0.18)	14.68	34.02%		67,095	0.84%		0.74%		1.36%
12/31/12	9.68	0.24	1.36	1.60	(0.19)	(0.19)	11.09	16.54%		75,912	0.83%		0.73%		2.18%
12/31/11[i]	9.88	0.02	(0.11)	(0.09)	(0.11)	(0.11)	9.68	(0.84%	)[b]	129	0.77%	[a]	0.67%	[a]	3.28%	[a]
Class R5
06/30/14[r]	$14.71	$0.06	$0.96	$1.02	$-	$-	$15.73	6.93%	[b]	$66,127	0.86%	[a]	0.86%	[a],k	0.81%	[a]
12/31/13	11.12	0.16	3.60	3.76	(0.17)	(0.17)	14.71	33.85%		81,923	0.88%		0.83%		1.24%
12/31/12	9.69	0.14	1.44	1.58	(0.15)	(0.15)	11.12	16.35%		56,001	0.90%		0.80%		1.32%
12/31/11	10.09	0.12	(0.41)	(0.29)	(0.11)	(0.11)	9.69	(2.84%	)	130,318	0.80%		0.80%	[k]	1.22%
12/31/10	8.28	0.12	1.82	1.94	(0.13)	(0.13)	10.09	23.43%		91,957	0.82%		N/A		1.36%
12/31/09	6.43	0.08	1.85	1.93	(0.08)	(0.08)	8.28	30.02%		71,351	0.83%		N/A		1.22%
Service Class
06/30/14[r]	$14.71	$0.06	$0.96	$1.02	$-	$-	$15.73	6.93%	[b]	$5,656	0.97%	[a]	0.97%	[a],k	0.80%	[a]
12/31/13	11.12	0.15	3.60	3.75	(0.16)	(0.16)	14.71	33.73%		2,574	0.98%		0.93%		1.14%
12/31/12	9.71	0.14	1.43	1.57	(0.16)	(0.16)	11.12	16.21%		1,688	1.00%		0.90%		1.30%
12/31/11	10.12	0.12	(0.43)	(0.31)	(0.10)	(0.10)	9.71	(3.02%	)	1,545	0.90%		0.90%	[k]	1.14%
12/31/10	8.30	0.12	1.82	1.94	(0.12)	(0.12)	10.12	23.42%		1,061	0.92%		N/A		1.31%
12/31/09	6.43	0.07	1.85	1.92	(0.05)	(0.05)	8.30	29.94%		470	0.93%		N/A		1.12%
Administrative Class
06/30/14[r]	$14.81	$0.03	$0.97	$1.00	$-	$-	$15.81	6.75%	[b]	$1,551	1.09%	[a]	1.09%	[a],k	0.40%	[a]
12/31/13	11.19	0.13	3.62	3.75	(0.13)	(0.13)	14.81	33.57%		4,260	1.13%		1.08%		1.01%
12/31/12	9.76	0.12	1.45	1.57	(0.14)	(0.14)	11.19	16.12%		3,552	1.15%		1.05%		1.12%
12/31/11	10.10	0.07	(0.41)	(0.34)	-	-	9.76	(3.37%	)	4,305	1.05%		1.05%	[k]	0.71%
12/31/10	8.29	0.10	1.81	1.91	(0.10)	(0.10)	10.10	23.10%		42,178	1.07%		N/A		1.09%
12/31/09	6.44	0.07	1.84	1.91	(0.06)	(0.06)	8.29	29.70%		37,197	1.08%		N/A		0.96%
Class R4
06/30/14[h,r]	$15.01	$0.02	$0.65	$0.67	$-	$-	$15.68	4.46%	[b]	$104	1.23%	[a]	1.23%	[a,n]	0.50%	[a]
Class A
06/30/14[r]	$14.69	$0.03	$0.96	$0.99	$-	$-	$15.68	6.74%	[b]	$6,000	1.34%	[a]	1.34%	[a],k	0.36%	[a]
12/31/13	11.11	0.10	3.58	3.68	(0.10)	(0.10)	14.69	33.18%		6,092	1.38%		1.33%		0.73%
12/31/12	9.69	0.10	1.43	1.53	(0.11)	(0.11)	11.11	15.84%		4,385	1.40%		1.30%		0.89%
12/31/11	10.08	0.06	(0.40)	(0.34)	(0.05)	(0.05)	9.69	(3.39%	)	4,423	1.30%		1.30%	[k]	0.64%
12/31/10	8.27	0.07	1.81	1.88	(0.07)	(0.07)	10.08	22.77%		5,748	1.32%		N/A		0.82%
12/31/09	6.43	0.05	1.84	1.89	(0.05)	(0.05)	8.27	29.40%		6,145	1.33%		N/A		0.74%
Class R3
06/30/14[r]	$14.64	$0.01	$0.96	$0.97	$-	$-	$15.61	6.63%	[b]	$107	1.56%	[a]	1.56%	[a,k]	0.16%	[a]
12/31/13	11.07	0.06	3.57	3.63	(0.06)	(0.06)	14.64	32.77%		95	1.68%		1.63%		0.43%
12/31/12	9.67	0.06	1.43	1.49	(0.09)	(0.09)	11.07	15.46%		76	1.70%		1.60%		0.60%
12/31/11	10.07	0.04	(0.41)	(0.37)	(0.03)	(0.03)	9.67	(3.67%	)	64	1.60%		1.60%	[k]	0.37%
12/31/10	8.27	0.05	1.81	1.86	(0.06)	(0.06)	10.07	22.49%		64	1.62%		N/A		0.58%
12/31/09	6.44	0.03	1.83	1.86	(0.03)	(0.03)	8.27	29.06%		46	1.63%		N/A		0.43%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	66%	109%	85%	82%	143%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$15.09	$0.05	$0.16	$0.21	$-	$-	$15.30	1.39%	[b]	$51,047	0.82%	[a]	0.80%	[a]	1.24%	[a]
Class R5
06/30/14[r]	$14.93	$0.07	$0.30	$0.37	$-	$-	$15.30	2.48%	[b]	$90,831	0.88%	[a]	0.87%	[a]	0.95%	[a]
12/31/13	10.71	0.06	4.23	4.29	(0.07)	(0.07)	14.93	40.05%		138,272	0.85%		N/A		0.50%
12/31/12	9.05	0.09	1.66	1.75	(0.09)	(0.09)	10.71	19.40%		115,775	0.85%		N/A		0.95%
12/31/11	9.45	0.03	(0.40)	(0.37)	(0.03)	(0.03)	9.05	(3.91%	)	92,162	0.86%		N/A		0.36%
12/31/10	7.41	0.06	2.04	2.10	(0.06)	(0.06)	9.45	28.36%		67,913	0.87%		N/A		0.73%
12/31/09	6.14	0.06	1.28	1.34	(0.07)	(0.07)	7.41	21.83%		62,397	0.89%		N/A		1.06%
Service Class
06/30/14[r]	$14.93	$0.07	$0.30	$0.37	$-	$-	$15.30	2.48%	[b]	$5,141	0.98%	[a]	0.97%	[a]	0.89%	[a]
12/31/13	10.71	0.05	4.22	4.27	(0.05)	(0.05)	14.93	39.91%		5,264	0.95%		N/A		0.41%
12/31/12	9.06	0.08	1.65	1.73	(0.08)	(0.08)	10.71	19.15%		3,186	0.95%		N/A		0.83%
12/31/11	9.45	0.02	(0.39)	(0.37)	(0.02)	(0.02)	9.06	(3.93%	)	3,055	0.96%		N/A		0.22%
12/31/10	7.40	0.04	2.06	2.10	(0.05)	(0.05)	9.45	28.35%		4,734	0.97%		N/A		0.49%
12/31/09	6.14	0.06	1.26	1.32	(0.06)	(0.06)	7.40	21.54%		4,496	0.99%		N/A		0.96%
Administrative Class
06/30/14[r]	$14.90	$0.06	$0.29	$0.35	$-	$-	$15.25	2.35%	[b]	$4,222	1.11%	[a]	1.10%	[a]	0.76%	[a]
12/31/13	10.69	0.03	4.22	4.25	(0.04)	(0.04)	14.90	39.73%		4,359	1.10%		N/A		0.27%
12/31/12	9.04	0.07	1.65	1.72	(0.07)	(0.07)	10.69	19.03%		2,551	1.10%		N/A		0.69%
12/31/11	9.45	0.00 [d]	(0.41)	(0.41)	-	-	9.04	(4.34%	)	2,152	1.11%		N/A		0.04%
12/31/10	7.40	0.03	2.06	2.09	(0.04)	(0.04)	9.45	28.19%		21,552	1.12%		N/A		0.36%
12/31/09	6.14	0.05	1.26	1.31	(0.05)	(0.05)	7.40	21.39%		24,629	1.14%		N/A		0.81%
Class R4
06/30/14[h,r]	$15.02	$0.03	$0.16	$0.19	$-	$-	$15.21	1.26%	[b]	$101	1.27%	[a]	1.25%	[a]	0.75%	[a]
Class A
06/30/14[r]	$14.87	$0.04	$0.30	$0.34	$-	$-	$15.21	2.29%	[b]	$6,308	1.36%	[a]	1.35%	[a]	0.50%	[a]
12/31/13	10.68	(0.00)[d]	4.19	4.19	(0.00)[d]	(0.00)	14.87	39.28%		6,526	1.35%		N/A		(0.01%	)
12/31/12	9.03	0.04	1.65	1.69	(0.04)	(0.04)	10.68	18.75%		5,179	1.35%		N/A		0.43%
12/31/11	9.44	(0.02)	(0.39)	(0.41)	-	-	9.03	(4.34%	)	4,694	1.36%		N/A		(0.18%	)
12/31/10	7.40	0.01	2.04	2.05	(0.01)	(0.01)	9.44	27.77%		7,837	1.37%		N/A		0.14%
12/31/09	6.14	0.03	1.27	1.30	(0.04)	(0.04)	7.40	21.11%		7,833	1.39%		N/A		0.56%
Class R3
06/30/14[h,r]	$15.02	$0.02	$0.16	$0.18	$-	$-	$15.20	1.20%	[b]	$101	1.52%	[a]	1.50%	[a]	0.50%	[a]

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	12%	28%	32%	25%	39%	175%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$16.37	$0.09	$0.80	$0.89	$-	$-	$-	$17.26	5.44%	[b]	$128,972	0.92%	[a]	0.88%	[a]	1.05%	[a]
12/31/13	14.03	0.16	4.29	4.45	(0.14)	(1.97)	(2.11)	16.37	32.46%		126,064	0.94%		0.86%		0.97%
12/31/12	12.78	0.16	1.75	1.91	(0.20)	(0.46)	(0.66)	14.03	15.04%		74,820	0.94%		0.86%		1.17%
12/31/11	13.72	0.09	(0.43)	(0.34)	(0.07)	(0.53)	(0.60)	12.78	(2.34%	)	45,116	0.94%		0.86%		0.68%
12/31/10[g]	12.74	0.02	1.07	1.09	(0.11)	-	(0.11)	13.72	8.59%	[b]	108	0.95%	[a]	0.87%	[a]	1.03%	[a]
Class R5
06/30/14[r]	$16.41	$0.07	$0.81	$0.88	$-	$-	$-	$17.29	5.36%	[b]	$228,645	1.06%	[a]	1.02%	[a]	0.91%	[a]
12/31/13	14.06	0.12	4.31	4.43	(0.11)	(1.97)	(2.08)	16.41	32.19%		252,704	1.13%		1.05%		0.77%
12/31/12	12.81	0.13	1.75	1.88	(0.17)	(0.46)	(0.63)	14.06	14.77%		231,211	1.13%		1.05%		0.96%
12/31/11	13.74	0.03	(0.40)	(0.37)	(0.03)	(0.53)	(0.56)	12.81	(2.51%	)	229,298	1.13%		1.05%		0.22%
12/31/10	11.23	0.06	2.55	2.61	(0.10)	-	(0.10)	13.74	23.25%		307,184	1.06%		1.05%		0.48%
12/31/09	8.87	0.06	2.37	2.43	(0.07)	-	(0.07)	11.23	27.45%		232,379	1.06%		N/A		0.63%
Service Class
06/30/14[r]	$16.36	$0.07	$0.80	$0.87	$-	$-	$-	$17.23	5.32%	[b]	$47,171	1.13%	[a]	1.09%	[a]	0.86%	[a]
12/31/13	14.02	0.12	4.29	4.41	(0.10)	(1.97)	(2.07)	16.36	32.18%		44,234	1.17%		1.09%		0.73%
12/31/12	12.76	0.12	1.75	1.87	(0.15)	(0.46)	(0.61)	14.02	14.76%		33,617	1.17%		1.09%		0.85%
12/31/11	13.70	0.02	(0.40)	(0.38)	(0.03)	(0.53)	(0.56)	12.76	(2.65%	)	52,720	1.17%		1.09%		0.18%
12/31/10	11.19	0.05	2.55	2.60	(0.09)	-	(0.09)	13.70	23.23%		67,430	1.10%		1.09%		0.42%
12/31/09	8.83	0.06	2.37	2.43	(0.07)	-	(0.07)	11.19	27.52%		77,398	1.10%		N/A		0.60%
Administrative Class
06/30/14[r]	$16.21	$0.06	$0.78	$0.84	$-	$-	$-	$17.05	5.18%	[b]	$30,266	1.26%	[a]	1.22%	[a]	0.68%	[a]
12/31/13	13.90	0.09	4.26	4.35	(0.07)	(1.97)	(2.04)	16.21	32.03%		36,198	1.32%		1.24%		0.59%
12/31/12	12.67	0.10	1.74	1.84	(0.15)	(0.46)	(0.61)	13.90	14.57%		36,619	1.32%		1.24%		0.77%
12/31/11	13.60	0.00 [d]	(0.40)	(0.40)	(0.00)[d]	(0.53)	(0.53)	12.67	(2.79%	)	35,901	1.32%		1.24%		0.02%
12/31/10	11.11	0.03	2.53	2.56	(0.07)	-	(0.07)	13.60	23.08%		52,437	1.25%		1.24%		0.27%
12/31/09	8.78	0.04	2.34	2.38	(0.05)	-	(0.05)	11.11	27.17%		52,856	1.25%		N/A		0.45%
Class R4
06/30/14[h,r]	$16.27	$0.01	$0.45	$0.46	$-	$-	$-	$16.73	2.83%	[b]	$103	1.34%	[a]	N/A		0.34%	[a]
Class A
06/30/14[r]	$15.92	$0.04	$0.77	$0.81	$-	$-	$-	$16.73	5.09%	[b]	$56,478	1.50%	[a]	1.46%	[a]	0.46%	[a]
12/31/13	13.66	0.06	4.17	4.23	(0.00)[d]	(1.97)	(1.97)	15.92	31.69%		59,004	1.57%		1.49%		0.37%
12/31/12	12.46	0.07	1.70	1.77	(0.11)	(0.46)	(0.57)	13.66	14.28%		100,321	1.57%		1.49%		0.51%
12/31/11	13.41	(0.03)	(0.39)	(0.42)	-	(0.53)	(0.53)	12.46	(2.99%	)	100,184	1.57%		1.49%		(0.21%	)
12/31/10	10.97	0.00 [d]	2.49	2.49	(0.05)	-	(0.05)	13.41	22.68%		119,084	1.50%		1.49%		0.04%
12/31/09	8.67	0.02	2.31	2.33	(0.03)	-	(0.03)	10.97	26.90%		92,728	1.50%		N/A		0.19%
Class R3
06/30/14[r]	$15.37	$0.02	$0.75	$0.77	$-	$-	$-	$16.14	5.01%	[b]	$212	1.73%	[a]	1.69%	[a]	0.24%	[a]
12/31/13	13.28	0.01	4.05	4.06	(0.00)[d]	(1.97)	(1.97)	15.37	31.30%		194	1.87%		1.79%		0.03%
12/31/12	12.07	0.00 [d]	1.67	1.67	-	(0.46)	(0.46)	13.28	13.90%		145	1.87%		1.79%		0.03%
12/31/11	13.05	(0.07)	(0.38)	(0.45)	-	(0.53)	(0.53)	12.07	(3.30%	)	675	1.87%		1.79%		(0.51%	)
12/31/10	10.67	(0.04)	2.43	2.39	(0.01)	-	(0.01)	13.05	22.38%		817	1.80%		1.79%		(0.34%	)
12/31/09	8.44	(0.01)	2.25	2.24	(0.01)	-	(0.01)	10.67	26.49%		1,590	1.80%		N/A		(0.10%	)

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	17%	44%	34%	32%	43%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$12.47	$0.08	$0.83	$0.91	$-	$-	$-	$13.38	7.30%	[b]	$134,226	0.20%	[a]	0.19%	[a]	1.33%	[a]
12/31/13	11.04	0.16	3.44	3.60	(0.18)	(1.99)	(2.17)	12.47	33.20%		93,319	0.23%		0.19%		1.25%
12/31/12[g]	10.00	0.09	1.11	1.20	(0.08)	(0.08)	(0.16)	11.04	12.06%	[b]	87,245	0.29%	[a]	0.19%	[a]	1.85%	[a]
Class R5
06/30/14[r]	$12.46	$0.07	$0.83	$0.90	$-	$-	$-	$13.36	7.22%	[b]	$3,187	0.30%	[a]	0.29%	[a]	1.12%	[a]
12/31/13	11.04	0.16	3.42	3.58	(0.17)	(1.99)	(2.16)	12.46	33.08%		5,893	0.33%		0.29%		1.22%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.02%	[b]	112	0.39%	[a]	0.29%	[a]	1.74%	[a]
Service Class
06/30/14[r]	$12.43	$0.07	$0.82	$0.89	$-	$-	$-	$13.32	7.16%	[b]	$5,025	0.45%	[a]	0.44%	[a]	1.07%	[a]
12/31/13	11.04	0.14	3.41	3.55	(0.17)	(1.99)	(2.16)	12.43	32.81%		3,206	0.48%		0.44%		1.07%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.01%	[b]	225	0.54%	[a]	0.44%	[a]	1.79%	[a]
Administrative Class
06/30/14[r]	$12.43	$0.06	$0.83	$0.89	$-	$-	$-	$13.32	7.16%	[b]	$32,029	0.54%	[a]	0.54%	[a,k]	0.98%	[a]
12/31/13	11.03	0.13	3.41	3.54	(0.15)	(1.99)	(2.14)	12.43	32.72%		12,453	0.58%		0.54%		0.96%
12/31/12[g]	10.00	0.09	1.10	1.19	(0.08)	(0.08)	(0.16)	11.03	11.92%	[b]	836	0.64%	[a]	0.54%	[a]	2.01%	[a]
Class R4
06/30/14[h,r]	$12.77	$0.03	$0.50	$0.53	$-	$-	$-	$13.30	4.15%	[b]	$104	0.69%	[a]	N/A		0.80%	[a]
Class A
06/30/14[r]	$12.43	$0.04	$0.83	$0.87	$-	$-	$-	$13.30	7.00%	[b]	$22,134	0.82%	[a]	0.81%	[a]	0.71%	[a]
12/31/13	11.04	0.09	3.42	3.51	(0.13)	(1.99)	(2.12)	12.43	32.40%		8,961	0.88%		0.84%		0.68%
12/31/12[g]	10.00	0.06	1.11	1.17	(0.05)	(0.08)	(0.13)	11.04	11.76%	[b]	112	0.94%	[a]	0.84%	[a]	1.19%	[a]
Class R3
06/30/14[h,r]	$12.77	$0.02	$0.50	$0.52	$-	$-	$-	$13.29	4.07%	[b]	$104	0.94%	[a]	N/A		0.56%	[a]

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012
Portfolio turnover rate for all share classes	6%	54%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$13.20	$0.09	$0.32	$0.41	$-	$-	$-	$13.61	3.11%	[b]	$89,300	0.28%	[a]	0.19%	[a]	1.39%	[a]
12/31/13	10.95	0.18	3.95	4.13	(0.19)	(1.69)	(1.88)	13.20	38.47%		91,466	0.29%		0.19%		1.40%
12/31/12[g]	10.00	0.13	0.99	1.12	(0.12)	(0.05)	(0.17)	10.95	11.24%	[b]	86,679	0.30%	[a]	0.19%	[a]	2.88%	[a]
Class R5
06/30/14[r]	$13.19	$0.08	$0.32	$0.40	$-	$-	$-	$13.59	3.03%	[b]	$8,384	0.38%	[a]	0.29%	[a]	1.25%	[a]
12/31/13	10.95	0.19	3.93	4.12	(0.19)	(1.69)	(1.88)	13.19	38.38%		13,078	0.39%		0.29%		1.41%
12/31/12[g]	10.00	0.13	0.98	1.11	(0.11)	(0.05)	(0.16)	10.95	11.19%	[b]	111	0.40%	[a]	0.29%	[a]	2.76%	[a]
Service Class
06/30/14[r]	$13.16	$0.08	$0.31	$0.39	$-	$-	$-	$13.55	2.96%	[b]	$4,040	0.52%	[a]	0.45%	[a]	1.27%	[a]
12/31/13	10.94	0.18	3.92	4.10	(0.19)	(1.69)	(1.88)	13.16	38.24%		997	0.54%		0.44%		1.31%
12/31/12[g]	10.00	0.13	0.97	1.10	(0.11)	(0.05)	(0.16)	10.94	11.03%	[b]	129	0.55%	[a]	0.44%	[a]	2.73%	[a]
Administrative Class
06/30/14[r]	$13.18	$0.07	$0.32	$0.39	$-	$-	$-	$13.57	2.96%	[b]	$22,958	0.62%	[a]	0.55%	[a]	1.14%	[a]
12/31/13	10.94	0.15	3.94	4.09	(0.16)	(1.69)	(1.85)	13.18	38.13%		7,562	0.64%		0.54%		1.14%
12/31/12[g]	10.00	0.12	0.97	1.09	(0.10)	(0.05)	(0.15)	10.94	10.99%	[b]	127	0.65%	[a]	0.54%	[a]	2.60%	[a]
Class R4
06/30/14[h,r]	$13.27	$0.03	$0.22	$0.25	$-	$-	$-	$13.52	1.88%	[b]	$102	0.75%	[a]	0.70%	[a]	0.95%	[a]
Class A
06/30/14[r]	$13.15	$0.05	$0.32	$0.37	$-	$-	$-	$13.52	2.81%	[b]	$11,040	0.89%	[a]	0.82%	[a]	0.82%	[a]
12/31/13	10.95	0.11	3.92	4.03	(0.14)	(1.69)	(1.83)	13.15	37.66%		5,547	0.94%		0.84%		0.82%
12/31/12[g]	10.00	0.10	0.99	1.09	(0.09)	(0.05)	(0.14)	10.95	10.83%	[b]	111	0.95%	[a]	0.84%	[a]	2.21%	[a]
Class R3
06/30/14[h,r]	$13.27	$0.02	$0.22	$0.24	$-	$-	$-	$13.51	1.81%	[b]	$102	1.00%	[a]	0.95%	[a]	0.70%	[a]

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012
Portfolio turnover rate for all share classes	23%	59%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$18.42	$(0.00)[d]	$1.27	$1.27	$-	$-	$-	$19.69	6.89%	[b]	$350,807	0.79%	[a]	0.74%	[a]	(0.05%	)[a]
12/31/13	15.03	(0.02)	5.40	5.38	-	(1.99)	(1.99)	18.42	36.31%		298,869	0.83%		0.73%		(0.10%	)
12/31/12	14.27	0.02	2.07	2.09	(0.03)	(1.30)	(1.33)	15.03	14.71%		185,584	0.83%		0.73%		0.12%
12/31/11	15.76	(0.03)	(0.29)	(0.32)	-	(1.17)	(1.17)	14.27	(1.74%	)	150,571	0.84%		0.74%		(0.20%	)
12/31/10[g]	14.67	(0.00)[d]	1.09	1.09	-	-	-	15.76	7.43%	[b]	108	0.85%	[a]	0.75%	[a]	(0.02%	)[a]
Class R5
06/30/14[r]	$18.36	$(0.02)	$1.27	$1.25	$-	$-	$-	$19.61	6.81%	[b]	$624,670	0.90%	[a]	0.85%	[a]	(0.16%	)[a]
12/31/13	15.00	(0.04)	5.39	5.35	-	(1.99)	(1.99)	18.36	36.19%		569,238	0.96%		0.86%		(0.22%	)
12/31/12	14.25	(0.01)	2.07	2.06	(0.01)	(1.30)	(1.31)	15.00	14.51%		456,600	0.96%		0.86%		(0.04%	)
12/31/11	15.76	(0.06)	(0.28)	(0.34)	-	(1.17)	(1.17)	14.25	(1.86%	)	442,760	0.96%		0.86%		(0.38%	)
12/31/10	12.31	(0.04)	3.49	3.45	-	-	-	15.76	28.03%		536,407	0.88%		0.86%		(0.26%	)
12/31/09	8.49	(0.03)	3.85	3.82	(0.00)[d]	-	(0.00)[d]	12.31	45.00%		364,961	0.87%		N/A		(0.26%	)
Service Class
06/30/14[r]	$18.10	$(0.02)	$1.25	$1.23	$-	$-	$-	$19.33	6.80%	[b]	$266,833	1.00%	[a]	0.95%	[a]	(0.26%	)[a]
12/31/13	14.83	(0.06)	5.32	5.26	-	(1.99)	(1.99)	18.10	35.99%		267,615	1.05%		0.95%		(0.32%	)
12/31/12	14.10	(0.02)	2.05	2.03	-	(1.30)	(1.30)	14.83	14.47%		207,290	1.05%		0.95%		(0.11%	)
12/31/11	15.63	(0.07)	(0.29)	(0.36)	-	(1.17)	(1.17)	14.10	(2.01%	)	182,810	1.05%		0.95%		(0.47%	)
12/31/10	12.22	(0.05)	3.46	3.41	-	-	-	15.63	27.91%		207,536	0.97%		0.95%		(0.36%	)
12/31/09	8.43	(0.03)	3.82	3.79	-	-	-	12.22	44.96%		161,421	0.96%		N/A		(0.34%	)
Administrative Class
06/30/14[r]	$17.61	$(0.03)	$1.22	$1.19	$-	$-	$-	$18.80	6.76%	[b]	$383,708	1.12%	[a]	1.07%	[a]	(0.38%	)[a]
12/31/13	14.49	(0.08)	5.19	5.11	-	(1.99)	(1.99)	17.61	35.80%		382,576	1.20%		1.10%		(0.47%	)
12/31/12	13.82	(0.04)	2.01	1.97	-	(1.30)	(1.30)	14.49	14.33%		320,612	1.20%		1.10%		(0.28%	)
12/31/11	15.37	(0.10)	(0.28)	(0.38)	-	(1.17)	(1.17)	13.82	(2.18%	)	328,331	1.20%		1.10%		(0.63%	)
12/31/10	12.03	(0.07)	3.41	3.34	-	-	-	15.37	27.76%		450,117	1.12%		1.10%		(0.51%	)
12/31/09	8.32	(0.05)	3.76	3.71	-	-	-	12.03	44.59%		362,500	1.11%		N/A		(0.50%	)
Class R4
06/30/14[h,r]	$17.37	$(0.02)	$0.61	$0.59	$-	$-	$-	$17.96	3.40%	[b]	$103	1.20%	[a]	N/A		(0.56%	)[a]
Class A
06/30/14[r]	$16.84	$(0.05)	$1.16	$1.11	$-	$-	$-	$17.95	6.59%	[b]	$333,069	1.37%	[a]	1.32%	[a]	(0.63%	)[a]
12/31/13	13.96	(0.12)	4.99	4.87	-	(1.99)	(1.99)	16.84	35.44%		333,489	1.44%		1.34%		(0.72%	)
12/31/12	13.39	(0.08)	1.95	1.87	-	(1.30)	(1.30)	13.96	14.05%		347,186	1.45%		1.35%		(0.52%	)
12/31/11	14.96	(0.13)	(0.27)	(0.40)	-	(1.17)	(1.17)	13.39	(2.37%	)	329,974	1.45%		1.35%		(0.87%	)
12/31/10	11.74	(0.10)	3.32	3.22	-	-	-	14.96	27.43%		381,775	1.37%		1.35%		(0.77%	)
12/31/09	8.14	(0.07)	3.67	3.60	-	-	-	11.74	44.23%		308,326	1.36%		N/A		(0.75%	)
Class R3
06/30/14[r]	$16.05	$(0.07)	$1.11	$1.04	$-	$-	$-	$17.09	6.48%	[b]	$2,722	1.58%	[a]	1.54%	[a]	(0.86%	)[a]
12/31/13	13.42	(0.16)	4.78	4.62	-	(1.99)	(1.99)	16.05	35.00%		2,062	1.75%		1.65%		(1.02%	)
12/31/12	12.95	(0.12)	1.89	1.77	-	(1.30)	(1.30)	13.42	13.75%		1,969	1.75%		1.65%		(0.84%	)
12/31/11	14.56	(0.17)	(0.27)	(0.44)	-	(1.17)	(1.17)	12.95	(2.71%	)	2,052	1.75%		1.65%		(1.18%	)
12/31/10	11.46	(0.13)	3.23	3.10	-	-	-	14.56	27.05%		2,446	1.67%		1.65%		(1.07%	)
12/31/09	7.97	(0.10)	3.59	3.49	-	-	-	11.46	43.79%		2,117	1.66%		N/A		(1.05%	)

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	16%	32%	36%	38%	52%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$19.02	$(0.02)	$0.62	$0.60	$-	$-	$19.62	3.15%	[b]	$525,228	0.88%	[a]	0.84%	[a]	(0.19%	)[a]
12/31/13	15.16	(0.04)	7.14	7.10	(3.24)	(3.24)	19.02	47.86%		237,249	0.92%		0.85%		(0.23%	)
12/31/12	14.16	(0.02)	1.92	1.90	(0.90)	(0.90)	15.16	13.53%		136,266	0.92%		0.86%		(0.12%	)
12/31/11	17.26	(0.06)	(0.96)	(1.02)	(2.08)	(2.08)	14.16	(5.41%	)	119,706	0.92%		0.87%		(0.36%	)
12/31/10[g]	16.06	0.00 [d]	1.34	1.34	(0.14)	(0.14)	17.26	8.38%	[b]	108	0.94%	[a]	0.89%	[a]	0.11%	[a]
Class R5
06/30/14[r]	$18.94	$(0.03)	$0.63	$0.60	$-	$-	$19.54	3.12%	[b]	$239,705	0.98%	[a]	0.94%	[a]	(0.28%	)[a]
12/31/13	15.12	(0.06)	7.12	7.06	(3.24)	(3.24)	18.94	47.71%		574,359	1.02%		0.95%		(0.31%	)
12/31/12	14.14	(0.03)	1.91	1.88	(0.90)	(0.90)	15.12	13.41%		455,747	1.02%		0.96%		(0.22%	)
12/31/11	17.25	(0.09)	(0.94)	(1.03)	(2.08)	(2.08)	14.14	(5.47%	)	429,979	1.02%		0.97%		(0.53%	)
12/31/10	14.13	(0.07)	3.33	3.26	(0.14)	(0.14)	17.25	23.11%		575,724	0.98%		0.98%	[k]	(0.45%	)
12/31/09	10.14	(0.06)	4.05	3.99	-	-	14.13	39.35%		263,305	0.99%		N/A		(0.51%	)
Service Class
06/30/14[r]	$18.43	$(0.04)	$0.61	$0.57	$-	$-	$19.00	3.09%	[b]	$39,875	1.10%	[a]	1.06%	[a]	(0.40%	)[a]
12/31/13	14.80	(0.08)	6.95	6.87	(3.24)	(3.24)	18.43	47.46%		77,163	1.16%		1.09%		(0.46%	)
12/31/12	13.87	(0.06)	1.89	1.83	(0.90)	(0.90)	14.80	13.31%		58,290	1.16%		1.10%		(0.39%	)
12/31/11	17.00	(0.12)	(0.93)	(1.05)	(2.08)	(2.08)	13.87	(5.68%	)	64,304	1.16%		1.11%		(0.68%	)
12/31/10	13.94	(0.09)	3.29	3.20	(0.14)	(0.14)	17.00	23.00%		82,815	1.12%		1.12%	[k]	(0.64%	)
12/31/09	10.02	(0.07)	3.99	3.92	-	-	13.94	39.12%		86,922	1.13%		N/A		(0.65%	)
Administrative Class
06/30/14[r]	$17.87	$(0.05)	$0.59	$0.54	$-	$-	$18.41	3.02%	[b]	$33,925	1.22%	[a]	1.19%	[a]	(0.54%	)[a]
12/31/13	14.44	(0.10)	6.77	6.67	(3.24)	(3.24)	17.87	47.25%		42,628	1.31%		1.24%		(0.60%	)
12/31/12	13.58	(0.08)	1.84	1.76	(0.90)	(0.90)	14.44	13.08%		50,085	1.31%		1.25%		(0.53%	)
12/31/11	16.71	(0.14)	(0.91)	(1.05)	(2.08)	(2.08)	13.58	(5.77%	)	50,193	1.31%		1.26%		(0.83%	)
12/31/10	13.73	(0.11)	3.23	3.12	(0.14)	(0.14)	16.71	22.77%		61,655	1.27%		1.27%	[k]	(0.78%	)
12/31/09	9.88	(0.09)	3.94	3.85	-	-	13.73	38.97%		59,458	1.28%		N/A		(0.80%	)
Class R4
06/30/14[h,r]	$17.12	$(0.02)	$0.35	$0.33	$-	$-	$17.45	1.93%	[b]	$102	1.29%	[a]	N/A		(0.57%	)[a]
Class A
06/30/14[r]	$16.96	$(0.07)	$0.56	$0.49	$-	$-	$17.45	2.89%	[b]	$62,590	1.47%	[a]	1.44%	[a]	(0.78%	)[a]
12/31/13	13.85	(0.14)	6.49	6.35	(3.24)	(3.24)	16.96	46.94%		71,667	1.56%		1.49%		(0.86%	)
12/31/12	13.09	(0.13)	1.79	1.66	(0.90)	(0.90)	13.85	12.80%		60,764	1.56%		1.50%		(0.89%	)
12/31/11	16.23	(0.18)	(0.88)	(1.06)	(2.08)	(2.08)	13.09	(6.01%	)	70,773	1.56%		1.51%		(1.12%	)
12/31/10	13.38	(0.15)	3.14	2.99	(0.14)	(0.14)	16.23	22.39%		91,525	1.52%		1.52%	[k]	(1.02%	)
12/31/09	9.65	(0.11)	3.84	3.73	-	-	13.38	38.65%		75,428	1.53%		N/A		(1.05%	)
Class R3
06/30/14[r]	$16.04	$(0.08)	$0.53	$0.45	$-	$-	$16.49	2.81%	[b]	$404	1.71%	[a]	1.67%	[a]	(1.04%	)[a]
12/31/13	13.27	(0.19)	6.20	6.01	(3.24)	(3.24)	16.04	46.43%		571	1.86%		1.79%		(1.16%	)
12/31/12	12.61	(0.14)	1.70	1.56	(0.90)	(0.90)	13.27	12.49%		479	1.86%		1.80%		(1.04%	)
12/31/11	15.77	(0.21)	(0.87)	(1.08)	(2.08)	(2.08)	12.61	(6.32%	)	426	1.86%		1.81%		(1.37%	)
12/31/10	13.04	(0.18)	3.05	2.87	(0.14)	(0.14)	15.77	22.05%		466	1.82%		1.82%	[k]	(1.33%	)
12/31/09	9.43	(0.15)	3.76	3.61	-	-	13.04	38.28%		515	1.83%		N/A		(1.36%	)

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	41%	97%	104%	88%	99%	91%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$12.71	$(0.00)[d]	$(0.15)	$(0.15)	$-	$-	$12.56	(1.18%	)[b]	$16,528	1.01%	[a]	0.90%	[a]	(0.14%	)[a]
Class R5
06/30/14[r]	$12.56	$(0.03)	$0.03	$(0.00)[d]	$-	$-	$12.56	0.00%	[b],e	$24,856	1.11%	[a]	1.07%	[a]	(0.46%	)[a]
12/31/13	11.09	(0.06)	3.72	3.66	(2.19)	(2.19)	12.56	33.92%		45,044	1.17%		N/A		(0.50%	)
12/31/12	9.82	(0.02)	1.29	1.27	-	-	11.09	12.93%		41,706	1.13%		N/A		(0.21%	)
12/31/11	10.01	(0.07)	(0.12)	(0.19)	-	-	9.82	(1.90%	)	39,408	1.14%		N/A		(0.74%	)
12/31/10	7.49	(0.05)	2.57	2.52	-	-	10.01	33.64%		30,487	1.13%		N/A		(0.60%	)
12/31/09	5.70	(0.02)	1.81	1.79	-	-	7.49	31.40%		21,869	1.17%		N/A		(0.25%	)
Service Class
06/30/14[r]	$12.47	$(0.03)	$0.03	$(0.00)[d]	$-	$-	$12.47	0.00%	[b],e	$3,256	1.18%	[a]	1.13%	[a]	(0.49%	)[a]
12/31/13	11.03	(0.07)	3.70	3.63	(2.19)	(2.19)	12.47	33.80%		2,965	1.22%		N/A		(0.55%	)
12/31/12	9.78	(0.04)	1.29	1.25	-	-	11.03	12.78%		2,167	1.17%		N/A		(0.33%	)
12/31/11	9.96	(0.08)	(0.10)	(0.18)	-	-	9.78	(1.81%	)	2,314	1.17%		N/A		(0.80%	)
12/31/10	7.46	(0.06)	2.56	2.50	-	-	9.96	33.51%		2,659	1.17%		N/A		(0.73%	)
12/31/09	5.68	(0.04)	1.82	1.78	-	-	7.46	31.34%		4,130	1.21%		N/A		(0.58%	)
Administrative Class
06/30/14[r]	$12.20	$(0.04)	$0.03	$(0.01)	$-	$-	$12.19	(0.08%	)[b]	$5,008	1.31%	[a]	1.25%	[a]	(0.61%	)[a]
12/31/13	10.84	(0.09)	3.64	3.55	(2.19)	(2.19)	12.20	33.66%		5,419	1.37%		N/A		(0.70%	)
12/31/12	9.62	(0.04)	1.26	1.22	-	-	10.84	12.56%		6,125	1.32%		N/A		(0.40%	)
12/31/11	9.83	(0.10)	(0.11)	(0.21)	-	-	9.62	(2.03%	)	5,018	1.32%		N/A		(0.99%	)
12/31/10	7.38	(0.06)	2.51	2.45	-	-	9.83	33.20%		17,323	1.32%		N/A		(0.78%	)
12/31/09	5.63	(0.03)	1.78	1.75	-	-	7.38	31.08%		10,178	1.36%		N/A		(0.43%	)
Class R4
06/30/14[h,r]	$11.88	$(0.02)	$(0.13)	$(0.15)	$-	$-	$11.73	(1.26%	)[b]	$99	1.46%	[a]	1.35%	[a]	(0.59%	)[a]
Class A
06/30/14[r]	$11.74	$(0.05)	$0.03	$(0.02)	$-	$-	$11.72	(0.17%	)[b]	$8,784	1.56%	[a]	1.50%	[a]	(0.87%	)[a]
12/31/13	10.53	(0.12)	3.52	3.40	(2.19)	(2.19)	11.74	33.23%		9,589	1.62%		N/A		(0.94%	)
12/31/12	9.37	(0.09)	1.25	1.16	-	-	10.53	12.38%		8,494	1.57%		N/A		(0.87%	)
12/31/11	9.58	(0.12)	(0.09)	(0.21)	-	-	9.37	(2.19%	)	9,153	1.57%		N/A		(1.20%	)
12/31/10	7.21	(0.08)	2.45	2.37	-	-	9.58	32.87%		13,123	1.57%		N/A		(1.08%	)
12/31/09	5.51	(0.04)	1.74	1.70	-	-	7.21	30.85%		13,340	1.61%		N/A		(0.69%	)
Class R3
06/30/14[h,r]	$11.88	$(0.02)	$(0.14)	$(0.16)	$-	$-	$11.72	(1.35%	)[b]	$99	1.71%	[a]	1.60%	[a]	(0.84%	)[a]

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	47%	161%	105%	94%	98%	120%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$7.55	$0.09	$0.21	$0.30	$-	$-	$-	$7.85	3.84%	[b]	$59,184	0.95%	[a]	0.90%	[a]	4.71%	[a]
Class R5
06/30/14[r]	$7.72	$0.25	$(0.12)	$0.13	$-	$-	$-	$7.85	1.68%	[b]	$118,317	1.05%	[a]	0.99%	[a]	6.74%	[a]
12/31/13	6.49	0.15	1.26	1.41	(0.18)	(0.00)[d]	(0.18)	7.72	21.84%		162,746	1.06%		0.99%		2.14%
12/31/12	5.70	0.17	0.81	0.98	(0.19)	-	(0.19)	6.49	17.29%		151,060	1.07%		0.99%		2.86%
12/31/11	7.08	0.15	(1.35)	(1.20)	(0.18)	-	(0.18)	5.70	(16.84%	)	121,002	1.09%		0.99%		2.24%
12/31/10	6.94	0.10	0.27	0.37	(0.23)	-	(0.23)	7.08	5.39%		102,970	1.11%		0.99%		1.57%
12/31/09	4.98	0.11	1.92	2.03	(0.07)	-	(0.07)	6.94	40.70%		93,253	1.10%		0.99%		2.00%
Service Class
06/30/14[r]	$7.91	$0.24	$(0.12)	$0.12	$-	$-	$-	$8.03	1.52%	[b]	$102	1.15%	[a]	1.10%	[a]	6.28%	[a]
12/31/13	6.65	0.14	1.29	1.43	(0.17)	(0.00)[d]	(0.17)	7.91	21.66%		97	1.16%		1.09%		1.92%
12/31/12	5.84	0.17	0.83	1.00	(0.19)	-	(0.19)	6.65	17.12%		74	1.17%		1.09%		2.75%
12/31/11	7.06	0.19	(1.40)	(1.21)	(0.01)	-	(0.01)	5.84	(17.11%	)	55	1.19%		1.09%		2.69%
12/31/10	6.93	0.10	0.25	0.35	(0.22)	-	(0.22)	7.06	5.15%		7,467	1.21%		1.09%		1.46%
12/31/09	4.97	0.11	1.91	2.02	(0.06)	-	(0.06)	6.93	40.65%		7,034	1.20%		1.09%		1.93%
Administrative Class
06/30/14[r]	$8.02	$0.22	$(0.10)	$0.12	$-	$-	$-	$8.14	1.50%	[b]	$105	1.28%	[a]	1.19%	[a]	5.60%	[a]
12/31/13	6.74	0.13	1.31	1.44	(0.16)	(0.00)[d]	(0.16)	8.02	21.50%		12	1.31%		1.17%		1.82%
12/31/12	5.79	0.20	0.75	0.95	-	-	-	6.74	16.61%		18	1.32%		1.17%		3.36%
12/31/11	7.06	0.21	(1.41)	(1.20)	(0.07)	-	(0.07)	5.79	(17.06%	)	2,113	1.34%		1.17%		2.91%
12/31/10	6.93	0.09	0.26	0.35	(0.22)	-	(0.22)	7.06	5.06%		33,000	1.36%		1.17%		1.38%
12/31/09	4.97	0.11	1.90	2.01	(0.05)	-	(0.05)	6.93	40.55%		32,559	1.35%		1.17%		1.98%
Class R4
06/30/14[h,r]	$7.53	$0.08	$0.21	$0.29	$-	$-	$-	$7.82	3.85%	[b]	$104	1.40%	[a]	1.35%	[a]	4.19%	[a]
Class A
06/30/14[r]	$7.71	$0.22	$(0.12)	$0.10	$-	$-	$-	$7.81	1.30%	[b]	$513	1.53%	[a]	1.44%	[a]	5.93%	[a]
12/31/13	6.48	0.12	1.25	1.37	(0.14)	(0.00)[d]	(0.14)	7.71	21.28%		764	1.56%		1.42%		1.64%
12/31/12	5.69	0.15	0.80	0.95	(0.16)	-	(0.16)	6.48	16.80%		700	1.57%		1.42%		2.53%
12/31/11	7.05	0.13	(1.34)	(1.21)	(0.15)	-	(0.15)	5.69	(17.13%	)	873	1.59%		1.42%		1.99%
12/31/10	6.91	0.08	0.25	0.33	(0.19)	-	(0.19)	7.05	4.90%		1,296	1.61%		1.42%		1.17%
12/31/09	4.95	0.11	1.85	1.96	-	-	-	6.91	39.60%		1,721	1.60%		1.42%		2.10%
Class R3
06/30/14[h,r]	$7.53	$0.08	$0.20	$0.28	$-	$-	$-	$7.81	3.72%	[b]	$104	1.65%	[a]	1.60%	[a]	3.94%	[a]

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	35%	56%	58%	140%	65%	61%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$13.51	$0.35	$0.30	$0.65	$-	$-	$-	$14.16	4.81%	[b]	$208,226	0.24%	[a]	0.23%	[a]	5.19%	[a]
12/31/13	11.80	0.37	2.19	2.56	(0.40)	(0.45)	(0.85)	13.51	22.08%		183,956	0.32%		0.23%		2.87%
12/31/12[g]	10.00	0.11	1.84	1.95	(0.14)	(0.01)	(0.15)	11.80	19.53%	[b]	127,538	0.35%	[a]	0.23%	[a]	2.23%	[a]
Class R5
06/30/14[r]	$13.50	$0.37	$0.28	$0.65	$-	$-	$-	$14.15	4.81%	[b]	$3,493	0.35%	[a]	0.33%	[a]	5.49%	[a]
12/31/13	11.80	0.34	2.20	2.54	(0.39)	(0.45)	(0.84)	13.50	21.95%		10,414	0.42%		0.33%		2.54%
12/31/12[g]	10.00	0.11	1.83	1.94	(0.13)	(0.01)	(0.14)	11.80	19.48%	[b]	120	0.45%	[a]	0.33%	[a]	2.15%	[a]
Service Class
06/30/14[r]	$13.49	$0.36	$0.28	$0.64	$-	$-	$-	$14.13	4.67%	[b]	$4,912	0.48%	[a]	0.47%	[a]	5.33%	[a]
12/31/13	11.80	0.33	2.19	2.52	(0.38)	(0.45)	(0.83)	13.49	21.71%		387	0.57%		0.48%		2.55%
12/31/12[g]	10.00	0.10	1.84	1.94	(0.13)	(0.01)	(0.14)	11.80	19.42%	[b]	137	0.60%	[a]	0.48%	[a]	1.95%	[a]
Administrative Class
06/30/14[r]	$13.49	$0.33	$0.30	$0.63	$-	$-	$-	$14.12	4.67%	[b]	$9,193	0.59%	[a]	0.57%	[a]	4.92%	[a]
12/31/13	11.80	0.35	2.16	2.51	(0.37)	(0.45)	(0.82)	13.49	21.60%		4,450	0.67%		0.58%		2.67%
12/31/12[g]	10.00	0.09	1.84	1.93	(0.12)	(0.01)	(0.13)	11.80	19.35%	[b]	120	0.70%	[a]	0.58%	[a]	1.88%	[a]
Class R4
06/30/14[h,r]	$13.53	$0.15	$0.40	$0.55	$-	$-	$-	$14.08	4.07%	[b]	$104	0.72%	[a]	0.72%	[a,n]	4.52%	[a]
Class A
06/30/14[r]	$13.47	$0.31	$0.30	$0.61	$-	$-	$-	$14.08	4.45%	[b]	$5,972	0.86%	[a]	0.85%	[a]	4.64%	[a]
12/31/13	11.80	0.30	2.16	2.46	(0.34)	(0.45)	(0.79)	13.47	21.32%		3,271	0.97%		0.88%		2.32%
12/31/12[g]	10.00	0.08	1.84	1.92	(0.11)	(0.01)	(0.12)	11.80	19.20%	[b]	119	1.00%	[a]	0.88%	[a]	1.59%	[a]
Class R3
06/30/14[h],r	$13.53	$0.15	$0.40	$0.55	$-	$-	$-	$14.08	3.99%	[b]	$104	0.97%	[a]	0.97%	[a,n]	4.26%	[a]

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012
Portfolio turnover rate for all share classes	14%	42%	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[r]	$9.05	$0.16	$0.05	$0.21	$-	$-	$9.26	2.32%	[b]	$301,365	1.03%	[a]	0.88%	[a]	3.63%	[a]
12/31/13	7.57	0.15	1.54	1.69	(0.21)	(0.21)	9.05	22.65%		270,927	1.16%		0.85%		1.76%
12/31/12	6.26	0.15	1.28	1.43	(0.12)	(0.12)	7.57	23.14%		255,215	1.16%		0.85%		2.19%
12/31/11	7.34	0.07	(1.02)	(0.95)	(0.13)	(0.13)	6.26	(12.97%	)	242,149	1.18%		0.86%		1.03%
12/31/10[g]	7.13	(0.00)[d]	0.21	0.21	-	-	7.34	2.95%	[b]	103	1.20%	[a]	0.95%	[a]	(0.04%	)[a]
Class R5
06/30/14[r]	$9.06	$0.15	$0.05	$0.20	$-	$-	$9.26	2.10%	[b]	$170,320	1.22%	[a]	1.07%	[a]	3.42%	[a]
12/31/13	7.58	0.12	1.55	1.67	(0.19)	(0.19)	9.06	22.39%		191,060	1.44%		1.13%		1.41%
12/31/12	6.26	0.12	1.29	1.41	(0.09)	(0.09)	7.58	22.70%		155,925	1.45%		1.14%		1.78%
12/31/11	7.34	0.14	(1.10)	(0.96)	(0.12)	(0.12)	6.26	(13.09%	)	99,517	1.43%		1.14%		1.90%
12/31/10	6.72	0.08	0.64	0.72	(0.10)	(0.10)	7.34	10.97%		276,053	1.19%		1.16%		1.15%
12/31/09	4.74	0.08	1.90	1.98	-	-	6.72	41.77%		257,075	1.17%		N/A		1.40%
Service Class
06/30/14[r]	$9.01	$0.14	$0.05	$0.19	$-	$-	$9.20	2.11%	[b]	$77,475	1.30%	[a]	1.14%	[a]	3.24%	[a]
12/31/13	7.54	0.12	1.54	1.66	(0.19)	(0.19)	9.01	22.27%		83,580	1.49%		1.18%		1.41%
12/31/12	6.23	0.13	1.27	1.40	(0.09)	(0.09)	7.54	22.64%		66,317	1.50%		1.19%		1.97%
12/31/11	7.31	0.11	(1.07)	(0.96)	(0.12)	(0.12)	6.23	(13.16%	)	75,356	1.49%		1.19%		1.60%
12/31/10	6.69	0.07	0.65	0.72	(0.10)	(0.10)	7.31	10.97%		83,409	1.24%		1.21%		1.10%
12/31/09	4.72	0.07	1.90	1.97	-	-	6.69	41.74%		97,912	1.22%		N/A		1.28%
Administrative Class
06/30/14[r]	$9.09	$0.15	$0.04	$0.19	$-	$-	$9.28	2.09%	[b]	$29,511	1.36%	[a]	1.22%	[a]	3.31%	[a]
12/31/13	7.60	0.11	1.54	1.65	(0.16)	(0.16)	9.09	22.02%		26,362	1.54%		1.23%		1.35%
12/31/12	6.22	0.12	1.29	1.41	(0.03)	(0.03)	7.60	22.67%		27,315	1.55%		1.24%		1.76%
12/31/11	7.28	0.14	(1.10)	(0.96)	(0.10)	(0.10)	6.22	(13.21%	)	26,070	1.53%		1.23%		1.97%
12/31/10	6.66	0.07	0.64	0.71	(0.09)	(0.09)	7.28	10.95%		149,245	1.38%		1.26%		1.04%
12/31/09	4.70	0.07	1.89	1.96	-	-	6.66	41.70%		151,443	1.37%		1.27%		1.41%
Class R4
06/30/14[h,r]	$8.80	$0.09	$0.18	$0.27	$-	$-	$9.07	3.07%	[b]	$103	1.36%	[a]	N/A		3.88%	[a]
Class A
06/30/14[r]	$8.89	$0.13	$0.04	$0.17	$-	$-	$9.06	1.91%	[b]	$66,340	1.62%	[a]	1.47%	[a]	3.06%	[a]
12/31/13	7.45	0.09	1.52	1.61	(0.17)	(0.17)	8.89	21.86%		60,251	1.79%		1.48%		1.08%
12/31/12	6.16	0.10	1.26	1.36	(0.07)	(0.07)	7.45	22.47%		54,429	1.80%		1.49%		1.48%
12/31/11	7.23	0.09	(1.06)	(0.97)	(0.10)	(0.10)	6.16	(13.60%	)	42,720	1.79%		1.49%		1.33%
12/31/10	6.61	0.05	0.65	0.70	(0.08)	(0.08)	7.23	10.75%		59,596	1.63%		1.51%		0.81%
12/31/09	4.68	0.05	1.88	1.93	-	-	6.61	41.24%		63,979	1.62%		1.52%		1.03%
Class R3
06/30/14[r]	$8.76	$0.11	$0.06	$0.17	$-	$-	$8.93	1.83%	[b]	$413	1.89%	[a]	1.71%	[a]	2.66%	[a]
12/31/13	7.37	0.06	1.51	1.57	(0.18)	(0.18)	8.76	21.53%		732	2.09%		1.78%		0.79%
12/31/12	6.11	0.07	1.26	1.33	(0.07)	(0.07)	7.37	21.96%		549	2.10%		1.79%		1.12%
12/31/11	7.15	0.07	(1.05)	(0.98)	(0.06)	(0.06)	6.11	(13.78%	)	238	2.09%		1.79%		0.98%
12/31/10	6.48	0.02	0.65	0.67	-	-	7.15	10.34%		238	1.92%		1.81%		0.37%
12/31/09	4.60	0.04	1.84	1.88	-	-	6.48	40.87%		963	1.92%		1.82%		0.79%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	25%	35%	39%	55%	40%	61%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 21 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select PIMCO Total Return Fund (“PIMCO Total Return Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Focused Value Fund (“Focused Value Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”)

MassMutual Select Diversified International Fund (“Diversified International Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

Effective April 1, 2014, Class Z shares were renamed to Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, and Class N shares were renamed Class R3 shares, for each Fund, other than the PIMCO Total Return Fund, S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, Class A shares were renamed Class R4 shares, and Class N shares were renamed Class R3 shares for the PIMCO Total Return Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class I shares were renamed Class R5 shares, Class S shares were renamed Service Class shares, Class Y shares were renamed Administrative Class shares, Class A shares were renamed Class R4 shares, and Class N shares were renamed Class R3 shares for the S&P 500 Index Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class I shares were renamed Class R5 shares, Class S shares were renamed Service Class shares, and Class Y shares were renamed Administrative Class shares for the S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund.

Notes to Financial Statements (Unaudited) (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Unaudited) (Continued)

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Financial Statements (Unaudited) (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Diversified Value Fund, Focused Value Fund, Fundamental Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Company Value Fund, and Small Company Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of June 30, 2014. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of June 30, 2014, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
PIMCO Total Return Fund
Asset Investments
Bank Loans	$-	$7,897,949	$-	$7,897,949
Corporate Debt	-	561,611,232	15,431,625	577,042,857
Municipal Obligations	-	44,909,161	-	44,909,161
Non-U.S. Government Agency Obligations	-	201,213,629	5,399,712	206,613,341
Sovereign Debt Obligations	-	283,324,454	-	283,324,454
U.S. Government Agency Obligations and Instrumentalities	-	475,872,161	-	475,872,161
U.S. Treasury Obligations	-	199,428,345	-	199,428,345
Short-Term Investments	-	116,203,969	-	116,203,969

Total Investments	$-	$1,890,460,900	$20,831,337	$1,911,292,237

Asset Derivatives
Forward Contracts	$-	$1,350,317	$-	$1,350,317
Futures Contracts	1,687,443	-	-	1,687,443
Swap Agreements	-	18,259,039	-	18,259,039

Total	$1,687,443	$19,609,356	$-	$21,296,799

Liability Derivatives
Forward Contracts	$-	$(1,963,848)	$-	$(1,963,848)
Futures Contracts	(116,936)	-	-	(116,936)
Swap Agreements	-	(1,336,255)	-	(1,336,255)
Written Options	-	(372,475)	-	(372,475)

Total	$(116,936)	$(3,672,578)	$-	$(3,789,514)

Strategic Bond Fund
Asset Investments
Preferred Stock	$167,585	$-	$-	$167,585
Bank Loans	-	6,245,963	-	6,245,963
Corporate Debt	-	63,863,959	-	63,863,959
Municipal Obligations	-	345,341	-	345,341
Non-U.S. Government Agency Obligations	-	26,899,912	-	26,899,912
Sovereign Debt Obligations	-	14,266,143	-	14,266,143
U.S. Government Agency Obligations and Instrumentalities	-	53,893,559	-	53,893,559
U.S. Treasury Obligations	-	8,240,720	-	8,240,720

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3	Total
Strategic Bond Fund (Continued)
Purchased Options	$47,134	$-		$-	$47,134
Short-Term Investments	-	22,731,942		-	22,731,942

Total Investments	$214,719	$196,487,539		$-	$196,702,258

Asset Derivatives
Forward Contracts	$-	$104,494		$-	$104,494
Futures Contracts	61,743	-		-	61,743

Total	$61,743	$104,494		$-	$166,237

Liability Derivatives
Forward Contracts	$-	$(31,911)		$-	$(31,911)
Futures Contracts	(136,306)	-		-	(136,306)
Written Options	(28,050)	-		-	(28,050)

Total	$(164,356)	$(31,911)		$-	$(196,267)

Fundamental Value Fund
Asset Investments
Common Stock	$1,527,051,284	$22,144,675	*	$-	$1,549,195,959
Short-Term Investments	-	41,834,884		-	41,834,884

Total Investments	$1,527,051,284	$63,979,559		$-	$1,591,030,843

Large Cap Value Fund
Asset Investments
Common Stock	$408,810,221	$23,996,277		$-	$432,806,498
Mutual Funds	23,171,540	-		-	23,171,540
Structured Notes	-	14,218,832		-	14,218,832
Short-Term Investments	-	15,716,832		-	15,716,832

Total Investments	$431,981,761	$53,931,941		$-	$485,913,702

S&P 500 Index Fund
Asset Investments
Common Stock	$3,275,944,543	$-		$-	$3,275,944,543
Short-Term Investments	-	75,478,422		-	75,478,422

Total Investments	$3,275,944,543	$75,478,422		$-	$3,351,422,965

Asset Derivatives
Futures Contracts	$729,263	$-		$-	$729,263

Blue Chip Growth Fund
Asset Investments
Common Stock	$1,296,400,239	$25,155,022	*	$-	$1,321,555,261
Mutual Funds	1,087	-		-	1,087
Short-Term Investments	-	8,583,212		-	8,583,212

Total Investments	$1,296,401,326	$33,738,234		$-	$1,330,139,560

Small Cap Value Equity Fund
Asset Investments
Common Stock	$151,615,736	$847,663	*	$-	$152,463,399
Short-Term Investments	-	8,382,498		-	8,382,498

Total Investments	$151,615,736	$9,230,161		$-	$160,845,897

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3		Total
S&P Mid Cap Index Fund
Asset Investments
Common Stock	$195,016,829	$-		$-		$195,016,829
Mutual Funds	11,781,723	-		-		11,781,723
Short-Term Investments	-	4,617,430		-		4,617,430

Total Investments	$206,798,552	$4,617,430		$-		$211,415,982

Asset Derivatives
Futures Contracts	$64,817	$-		$-		$64,817

Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$134,428,266	$20,215		$0	†	$134,448,481
Warrants	495	-		0	†	495
Mutual Funds	16,099,046	-		-		16,099,046
Short-Term Investments	-	6,733,391		-		6,733,391

Total Investments	$150,527,807	$6,753,606		$-		$157,281,413

Asset Derivatives
Futures Contracts	$92,009	$-		$-		$92,009

Mid Cap Growth Equity II Fund
Asset Investments
Common Stock	$1,880,220,698	$-		$8,545,856		$1,888,766,554
Preferred Stock	-	-		3,770,635		3,770,635
Mutual Funds	88,548,806	-		-		88,548,806
Short-Term Investments	-	78,733,340		-		78,733,340

Total Investments	$1,968,769,504	$78,733,340		$12,316,491		$2,059,819,335

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$870,876,101	$5,143,728		$667,355		$876,687,184
Preferred Stock	-	-		4,448,464		4,448,464
Mutual Funds	89,482,043	-		-		89,482,043
Short-Term Investments	-	22,972,395		-		22,972,395

Total Investments	$960,358,144	$28,116,123		$5,115,819		$993,590,086

Diversified International Fund
Asset Investments
Common Stock	$2,103,862	$175,240,860	*	$-		$177,344,722
Preferred Stock	-	1,668,412		-		1,668,412
Rights	-	61,471		-		61,471
Mutual Funds	6,944,602	-		-		6,944,602
Short-Term Investments	-	4,587,514		-		4,587,514

Total Investments	$9,048,464	$181,558,257		$-		$190,606,721

Asset Derivatives
Forward Contracts	$-	$998,849		$-		$998,849

Liability Derivatives
Forward Contracts	$-	$(678,746)		$-		$(678,746)

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3	Total
MSCI EAFE International Index Fund
Asset Investments
Common Stock	$58,900	$235,015,284 *	$-	$235,074,184
Preferred Stock	-	1,518,424	-	1,518,424
Rights	-	9,680	1,986	11,666
Mutual Funds	9,681,634	-	-	9,681,634
Short-Term Investments	-	2,616,707	-	2,616,707

Total Investments	$9,740,534	$239,160,095	$1,986	$248,902,615

Asset Derivatives
Futures Contracts	$19,779	$-	$-	$19,779

Liability Derivatives
Forward Contracts	$-	$(15,961)	$-	$(15,961)

Overseas Fund
Asset Investments
Common Stock	$40,555,695	$606,894,973 *	$-	$647,450,668
Preferred Stock	-	1,415,530	-	1,415,530
Rights	-	55,581	-	55,581
Mutual Funds	23,916,317	-	-	23,916,317
Short-Term Investments	-	16,639,165	-	16,639,165

Total Investments	$64,472,012	$625,005,249	$-	$689,477,261

Asset Derivatives
Forward Contracts	$-	$909,823	$-	$909,823

Liability Derivatives
Forward Contracts	$-	$(615,004)	$-	$(615,004)
Futures Contracts	(6,608)	-	-	(6,608)

Total	$(6,608)	$(615,004)	$-	$(621,612)

†	Represents security at $0 value as of June 30, 2014.
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of June 30, 2014.

Statements of Assets and Liabilities location:	PIMCO Total Return Fund	Strategic Bond Fund	Overseas Fund
Receivables from:
Collateral held for open futures contracts		X	X
Investments sold on a when-issued basis	X	X
Collateral held for open swap agreements	X	X
Payables for:
Investments purchased on a when-issued basis	X	X
Collateral pledged for open swap agreements	X
Collateral pledged for when-issued securities	X

Notes to Financial Statements (Unaudited) (Continued)

Statements of Assets and Liabilities location:	Large Cap Value Fund	Fundamental Growth Fund	Growth Opportunities Fund	Small Company Value Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund
Payables for:
Securities on loan	X	X	X	X	X	X

Statements of Assets and Liabilities location:	Mid Cap Growth Equity II Fund	Small Cap Growth Equity Fund	Small Company Growth Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Payables for:
Securities on loan	X	X	X	X	X	X

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Russell 2000 Small Cap Index Fund	$-	$11,370	$(11,370)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/13		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)		Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 6/30/14		Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 6/30/14
PIMCO Total Return Fund
Corporate Debt†	$3,193,486		$-	$1,190	$(111,401)	$15,541,350		$(2,200,000)		$-	$(993,000	)**	$15,431,625		$(109,725)
Non-U.S. Government Agency Obligations†	-		-	2,050	(233)	5,602,938		(205,043)		-	-		5,399,712		(234)

	$3,193,486		$-	$3,240	$(111,634)	$21,144,288		$(2,405,043)		$-	$(993,000)		$20,831,337		$(109,959)

Russell 2000 Small Cap Index Fund
Common Stock	$-	***	$-	$-	$-	$-	††	$-		$-	$-		$-	†††	$-
Warrants	-	***	-	-	-	-		-		-	-		-	†††	-
Rights	-		-	-	-	-	††	-	††††	-	-		-		-

	$-		$-	$-	$-	$-		$-		$-	$-		$-		$-

Mid Cap Growth Equity II Fund
Common Stock	$296,059		$-	$(9)	$2,468,832	$5,780,974		$-		$-	$-		$8,545,856		$2,468,832
Preferred Stock	5,447,307		-	-	1,090,526	-		(2,767,198)		-	-		3,770,635		1,244,996

	$5,743,366		$-	$(9)	$3,559,358	$5,780,974		$(2,767,198)		$-	$-		$12,316,491		$3,713,828

Small Cap Growth Equity Fund
Common Stock	$784,424		$-	$-	$(117,069)	$-		$-		$-	$-		$667,355		$(117,069)
Preferred Stock	2,205,935		-	-	1,304,448	938,081		-		-	-		4,448,464		1,304,448

	$2,990,359		$-	$-	$1,187,379	$938,081		$-		$-	$-		$5,115,819		$1,187,379

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Balance as of 12/31/13	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 6/30/14	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 6/30/14
MSCI EAFE International Index Fund
Preferred Stock	$4,106	$-	$-	$(97)	$-		$(4,009)	$-	$-	$-	$-
Rights	-	-	-	1,986	-	††	-	-	-	1,986	1,986

	$4,106	$-	$-	$1,889	$-		$(4,009)	$-	$-	$1,986	$1,986

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.
***	Represents security at $0 value as of December 31, 2013.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value at the time of purchase.
†††	Represents security at $0 value as of June 30, 2014.
††††	Represents security at $0 value at the time of sale.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2014, the following tables show how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	S&P 500 Index Fund	Growth Opportunities Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A
Directional Exposures to Currencies	A	A

Futures Contracts**
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A
Duration/Credit Quality Management		A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Substitution for Direct Investments	A

Notes to Financial Statements (Unaudited) (Continued)

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	S&P 500 Index Fund	Growth Opportunities Fund
Options (Purchased)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		M

Options (Written)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment		M
Directional Investment	M	A

Rights and Warrants
Directional Investment		A
Result of a Corporate Action		M		A

Type of Derivative and Objective for Use	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management			A		A
Directional Exposures to Currencies				A

Futures Contracts**
Hedging/Risk Management			A		A
Substitution for Direct Investment	A	A	M	A	M

Rights and Warrants
Result of a Corporate Action	A	A	A	A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At June 30, 2014, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund
Asset Derivatives
Forward Contracts*	$-	$-	$1,350,317	$-	$1,350,317
Futures Contracts^^	-	-	-	1,687,443	1,687,443
Swap Agreements*	819,514	-	-	800,322	1,619,836
Swap Agreements^^,^^^	1,394,746	-	-	15,244,457	16,639,203

Total Value	$2,214,260	$-	$1,350,317	$17,732,222	$21,296,799

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund (Continued)
Liability Derivatives
Forward Contracts^	$-	$-	$(1,963,848)	$-	$(1,963,848)
Futures Contracts^^	-	-	-	(116,936)	(116,936)
Swap Agreements^	-	-	-	(174,224)	(174,224)
Swap Agreements^^,^^^	-	-	-	(1,162,031)	(1,162,031)
Written Options^	-	-	-	(372,475)	(372,475)

Total Value	$-	$-	$(1,963,848)	$(1,825,666)	$(3,789,514)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(332,119)	$-	$(332,119)
Futures Contracts	-	-	-	2,949,270	2,949,270
Swap Agreements	1,557,828	-	-	(1,385,396)	172,432
Written Options	-	-	-	1,198,676	1,198,676

Total Realized Gain (Loss)	$1,557,828	$-	$(332,119)	$2,762,550	$3,988,259

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$2,054,209	$-	$2,054,209
Futures Contracts	-	-	-	6,432,114	6,432,114
Swap Agreements	(22,117)	-	-	(11,487,021)	(11,509,138)
Written Options	-	-	-	635,716	635,716

Total Change in Appreciation (Depreciation)	$(22,117)	$-	$2,054,209	$(4,419,191)	$(2,387,099)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$639,782,295	$-	$639,782,295
Futures Contracts	-	-	-	9,190	9,190
Swap Agreements	$115,433,333	$-	$-	$1,296,000,000	$1,411,433,333
Written Options	-	-	-	199,266,769	199,266,769

Strategic Bond Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$104,494	$-	$104,494
Futures Contracts^^	-	-	-	61,743	61,743
Purchased Options*	-	-	-	47,134	47,134

Total Value	$-	$-	$104,494	$108,877	$213,371

Liability Derivatives
Forward Contracts^	$-	$-	$(31,911)	$-	$(31,911)
Futures Contracts^^	-	-	(3,135)	(133,171)	(136,306)
Written Options^,^^^	-	-	-	(28,050)	(28,050)

Total Value	$-	$-	$(35,046)	$(161,221)	$(196,267)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(150,041)	$-	$(150,041)
Futures Contracts	-	-	5,685	404,729	410,414
Swap Agreements	(6,841)	-	-	-	(6,841)
Purchased Options	-	-	(45,101)	(16,638)	(61,739)
Warrants	-	29	-	-	29
Written Options	-	-	-	67,120	67,120

Total Realized Gain (Loss)	$(6,841)	$29	$(189,457)	$455,211	$258,942

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$51,125	$-	$51,125
Futures Contracts	-	-	(3,135)	(102,550)	(105,685)
Swap Agreements	32,172	-	-	-	32,172
Purchased Options	-	-	28,338	6,005	34,343
Written Options	-	-	-	3,322	3,322

Total Change in Appreciation (Depreciation)	$32,172	$-	$76,328	$(93,223)	$15,277

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$12,212,097	$-	$12,212,097
Futures Contracts	-	-	6	487	493
Swap Agreements	$-	$-	$-	$-	$-
Purchased Options	-	-	2,470,000	209	2,470,209
Warrants	-	29	-	-	29
Written Options	-	-	-	345	345

S&P 500 Index Fund
Asset Derivatives
Futures Contracts^^	$-	$729,263	$-	$-	$729,263

Realized Gain (Loss)#
Futures Contracts	$-	$6,894,519	$-	$-	$6,894,519

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(1,245,096)	$-	$-	$(1,245,096)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	683	-	-	683

Growth Opportunities Fund
Realized Gain (Loss)#
Warrants	$-	$(38,917)	$-	$-	$(38,917)

Change in Apprecation (Depreciation)##
Warrants	$-	$(238,591)	$-	$-	$(238,591)

Number of Contracts Notional Amounts or Shares/Units†
Warrants	-	122,318	-	-	122,318

S&P Mid Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$64,817	$-	$-	$64,817

Realized Gain (Loss)#
Futures Contracts	$-	$414,682	$-	$-	$414,682
Rights	-	(136)	-	-	(136)

Total Realized Gain (Loss)	$-	$414,546	$-	$-	$414,546

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(58,819)	$-	$-	$(58,819)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	36	-	-	36
Rights	-	22,370	-	-	22,370

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Russell 2000 Small Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$92,009	$-	$-	$92,009
Warrants*	-	495	-	-	495

Total Value	$-	$92,504	$-	$-	$92,504

Realized Gain (Loss)#
Futures Contracts	$-	$549,918	$-	$-	$549,918
Rights	-	(5,199)	-	-	(5,199)

Total Value	$-	$544,719	$-	$-	$544,719

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$25,396	$-	$-	$25,396
Warrants	-	(409)	-	-	(409)
Rights	-	1,290	-	-	1,290

Total Change in Appreciation (Depreciation)	$-	$26,277	$-	$-	$26,277

Number of Contracts Notional Amounts or Shares/Units†
Futures Contracts	-	40	-	-	40
Warrants	-	1,597	-	-	1,597
Rights	-	4,392	-	-	4,392

Diversified International Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$998,849	$-	$998,849
Rights*	-	61,471	-	-	61,471

Total Value	$-	$61,471	$998,849	$-	$1,060,320

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(678,746)	$-	$(678,746)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$245,836	$-	$245,836
Futures Contracts	-	13,853	-	-	13,853
Rights	-	1,223	-	-	1,223

Total Realized Gain (Loss)	$-	$15,076	$245,836	$-	$260,912

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$433,001	$-	$433,001
Rights	-	(409)	-	-	(409)

Total Change in Appreciation (Depreciation)	$-	$(409)	$433,001	$-	$432,592

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$83,023,262	$-	$83,023,262
Futures Contracts	-	25	-	-	25
Rights	-	113,231	-	-	113,231

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MSCI EAFE International Index Fund
Asset Derivatives
Futures Contracts^^	$-	$19,779	$-	$-	$19,779
Rights*	-	11,666	-	-	11,666

Total Value	$-	$31,445	$-	$-	$31,445

Liability Derivatives
Forward Contracts^	$-	$-	$(15,961)	$-	$(15,961)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$41,427	$-	$41,427
Futures Contracts	-	487,291	-	-	487,291
Rights	-	21	-	-	21
Warrants	-	1,415	-	-	1,415

Total Realized Gain (Loss)	$-	$488,727	$41,427	$-	$530,154

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(17,208)	$-	$(17,208)
Futures Contracts	-	(111,640)	-	-	(111,640)
Rights	-	1,882	-	-	1,882

Total Change in Appreciation (Depreciation)	$-	$(109,758)	$(17,208)	$-	$(126,966)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$4,839,677	$-	$4,839,677
Futures Contracts	-	53	-	-	53
Rights	-	122,739	-	-	122,739
Warrants	-	2,166	-	-	2,166

Overseas Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$704,741	$-	$704,741
Forward Contracts*	-	-	205,082	-	205,082
Rights*	-	55,581	-	-	55,581

Total Value	$-	$55,581	$909,823	$-	$965,404

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(426,639)	$-	$(426,639)
Forward Contracts^	-	-	(188,365)	-	(188,365)
Futures Contracts^^	-	(6,608)	-	-	(6,608)

Total Value	$-	$(6,608)	$(615,004)	$-	$(621,612)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(328,621)	$-	$(328,621)
Futures Contracts	-	(921)	-	-	(921)
Rights	-	1,182	-	-	1,182

Total Realized Gain (Loss)	$-	$261	$(328,621)	$-	$(328,360)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$768,300	$-	$768,300
Futures Contracts	-	(6,608)	-	-	(6,608)
Rights	-	(429)	-	-	(429)

Total Change in Appreciation (Depreciation)	$-	$(7,037)	$768,300	$-	$761,263

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Overseas Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$80,162,746	$-	$80,162,746
Futures Contracts	-	4	-	-	4
Rights	-	228,175	-	-	228,175

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, exchange-traded written options, or forward contracts, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2014.

The following table presents the Funds’ derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of June 30, 2014.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
PIMCO Total Return Fund
Barclays Bank PLC	$883,291	$(564,711)	$-	$318,580
Credit Suisse International	1,111,035	(1,101,674)	-	9,361
Goldman Sachs Bank USA	46,140	(22,242)	-	23,898
Goldman Sachs International	243,052	(71,996)	-	171,056
JP Morgan Chase Bank	174,266	(174,266)	-	-
UBS AG	512,369	(250,253)	-	262,116

	$2,970,153	$(2,185,142)	$-	$785,011

Overseas Fund
State Street Bank and Trust Co.	$205,082	$(188,365)	$-	$16,717

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Funds’ derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of June 30, 2014.

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
PIMCO Total Return Fund
Barclays Bank PLC	$(564,711)	$564,711	$-	$-
Credit Suisse International	(1,101,674)	1,101,674	-	-
Goldman Sachs Bank USA	(22,242)	22,242	-	-
Goldman Sachs International	(71,996)	71,996	-	-
JP Morgan Chase Bank	(223,778)	174,266	-	(49,512)
Royal Bank of Scotland PLC	(275,893)	-	275,893	-
UBS AG	(250,253)	250,253	-	-

	$(2,510,547)	$2,185,142	$275,893	$(49,512)

MSCI EAFE International Index Fund
Citibank N.A.	$(15,961)	$-	$-	$(15,961)

Overseas Fund
State Street Bank and Trust Co.	$(188,365)	$188,365	$-	$-

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the period ended June 30, 2014, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but

Notes to Financial Statements (Unaudited) (Continued)

is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at June 30, 2014. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
PIMCO Total Return Fund
Contracts to Buy
EUR	13,205,000	Barclays Bank PLC	07/02/14	$17,951,311	$130,299
GBP	1,037,000	Barclays Bank PLC	07/02/14	1,764,248	10,474

				19,715,559	140,773

EUR	189,918,000	Credit Suisse International	07/02/14	258,997,828	1,056,944

MXN	35,937,324	Goldman Sachs International	08/25/14	2,728,208	31,638
MXN	130,658,420	Goldman Sachs International	09/23/14	10,013,669	1,011

				12,741,877	32,649

BRL	2,094,505	JP Morgan Chase Bank	07/02/14	935,673	12,281
CAD	1,999,000	JP Morgan Chase Bank	09/18/14	1,866,401	3,411
JPY	1,543,100,000	JP Morgan Chase Bank	07/02/14	15,194,198	38,022

				17,996,272	53,714

BRL	4,476,325	UBS AG	07/02/14	2,010,967	14,978
BRL	2,381,820	UBS AG	08/04/14	1,053,670	14,243

				3,064,637	29,221

				$312,516,173	$1,313,301

Contracts to Deliver
CAD	24,061,000	Barclays Bank PLC	09/18/14	$22,121,538	$(384,491)
EUR	1,018,000	Barclays Bank PLC	07/02/14	1,381,186	(12,763)
EUR	5,246,000	Barclays Bank PLC	06/15/15	7,127,268	(68,927)
EUR	6,190,000	Barclays Bank PLC	06/27/16	8,511,560	(42,448)
GBP	1,037,000	Barclays Bank PLC	07/02/14	1,734,934	(39,788)
GBP	1,037,000	Barclays Bank PLC	08/05/14	1,763,796	(10,455)
JPY	88,700,000	Barclays Bank PLC	07/02/14	869,735	(5,839)

				43,510,017	(564,711)

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
PIMCO Total Return Fund (Continued)
Contracts to Deliver (Continued)
EUR	3,280,000	Credit Suisse International	07/02/14	$4,444,257	$(47,048)
EUR	182,564,000	Credit Suisse International	08/05/14	249,068,414	(948,504)
EUR	7,354,000	Credit Suisse International	06/15/15	9,981,720	(106,122)

				263,494,391	(1,101,674)

EUR	195,305,000	Goldman Sachs International	07/02/14	267,465,196	34,003
EUR	8,121,000	Goldman Sachs International	08/05/14	11,049,514	(71,996)

				278,514,710	(37,993)

BRL	2,094,505	JP Morgan Chase Bank	07/02/14	950,967	3,013
BRL	2,094,505	JP Morgan Chase Bank	08/04/14	927,162	(11,930)
JPY	1,454,400,000	JP Morgan Chase Bank	07/02/14	14,279,823	(76,823)
JPY	1,543,100,000	JP Morgan Chase Bank	08/05/14	15,197,625	(38,443)

				31,355,577	(124,183)

BRL	4,476,325	UBS AG	07/02/14	1,993,708	(32,237)
EUR	3,520,000	UBS AG	07/02/14	4,797,457	(22,480)
EUR	11,098,000	UBS AG	08/05/14	15,154,885	(43,554)

				21,946,050	(98,271)

				$638,820,745	$(1,926,832)

Strategic Bond Fund
Contracts to Buy
EUR	990,000	Citibank N.A.	08/14/14	$1,350,014	$5,813
PLN	1,900,000	Citibank N.A.	08/14/14	622,961	959

				$1,972,975	$6,772

Contracts to Deliver
JPY	87,063,000	Barclays Bank PLC	08/14/14	$854,480	$(5,203)

EUR	3,291,921	Citibank N.A.	08/14/14	4,567,119	58,761
JPY	167,124,000	Citibank N.A.	08/14/14	1,642,908	(7,321)
PLN	1,900,000	Citibank N.A.	08/14/14	622,028	(1,892)

				6,832,055	49,548

GBP	1,040,000	Goldman Sachs International	08/14/14	1,761,760	(17,495)

EUR	1,270,000	Morgan Stanley & Co.	08/14/14	1,768,227	28,934

EUR	786,893	UBS AG	08/14/14	1,087,695	10,027

				$12,304,217	$65,811

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund
Contracts to Buy
CHF	366,197	Australia and New Zealand Banking Group	07/08/14	$415,495	$(2,533)
EUR	1,792,294	Australia and New Zealand Banking Group	07/08/14	2,473,940	(19,695)
GBP	759,396	Australia and New Zealand Banking Group	07/08/14	1,262,579	36,990
JPY	84,495,702	Australia and New Zealand Banking Group	07/08/14	817,735	16,375

				4,969,749	31,137

EUR	1,058,860	Barclays Bank PLC	07/08/14	1,443,998	5,932
HKD	10,724,735	Barclays Bank PLC	07/08/14	1,383,583	83
JPY	188,622,446	Barclays Bank PLC	07/08/14	1,844,248	17,761
NOK	12,313,198	Barclays Bank PLC	07/08/14	2,052,203	(45,229)
SEK	18,242,234	Barclays Bank PLC	07/08/14	2,799,778	(69,735)

				9,523,810	(91,188)

EUR	705,035	BNP Paribas SA	07/08/14	971,685	(6,258)

EUR	564,761	Citibank N.A.	07/08/14	774,559	(1,215)
GBP	260,165	Citibank N.A.	07/08/14	435,849	9,376

				1,210,408	8,161

EUR	1,093,837	Deutsche Bank AG	07/08/14	1,511,782	(13,957)
HKD	2,599,844	Deutsche Bank AG	07/08/14	335,389	33

				1,847,171	(13,924)

EUR	697,356	Goldman Sachs International	07/08/14	961,306	(6,394)
HKD	3,970,636	Goldman Sachs International	07/08/14	512,295	(18)

				1,473,601	(6,412)

CHF	1,011,830	HSBC Bank PLC	07/08/14	1,129,357	11,689
EUR	471,313	HSBC Bank PLC	07/08/14	650,925	(5,542)
GBP	688,573	HSBC Bank PLC	07/08/14	1,160,556	17,812
SGD	2,879,541	HSBC Bank PLC	07/08/14	2,280,212	29,151

				5,221,050	53,110

EUR	328,817	Morgan Stanley & Co.	07/08/14	445,391	4,868
EUR	355,701	Morgan Stanley & Co.	10/10/14	484,404	2,841
GBP	550,774	Morgan Stanley & Co.	07/08/14	922,635	19,916

				1,852,430	27,625

CHF	490,776	Royal Bank of Canada	07/08/14	548,723	4,729
EUR	1,669,790	Royal Bank of Canada	07/08/14	2,283,289	3,208

				2,832,012	7,937

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Buy (Continued)
EUR	250,741	Societe Generale	07/08/14	$345,574	$(2,227)
GBP	179,567	Societe Generale	07/08/14	298,551	8,746

				644,125	6,519

AUD	10,548,537	State Street Bank and Trust Co.	07/08/14	9,660,561	281,907
CHF	487,823	State Street Bank and Trust Co.	07/08/14	542,273	7,848
EUR	498,839	State Street Bank and Trust Co.	07/08/14	675,009	8,067
GBP	657,626	State Street Bank and Trust Co.	07/08/14	1,112,971	12,437
JPY	41,842,575	State Street Bank and Trust Co.	07/08/14	408,651	4,403

				12,399,465	314,662

EUR	3,557,067	UBS AG	07/08/14	4,886,131	(15,329)
GBP	1,910,645	UBS AG	07/08/14	3,175,741	93,984
JPY	260,251,112	UBS AG	07/08/14	2,509,305	59,796

				10,571,177	138,451

EUR	487,417	Westpac Banking Corp.	07/08/14	673,421	(5,985)
GBP	2,624,108	Westpac Banking Corp.	07/08/14	4,355,538	135,149

				5,028,959	129,164

				$58,545,642	$598,984

Contracts to Deliver
GBP	269,905	Australia and New Zealand Banking Group	07/08/14	$458,419	$(3,474)

CHF	833,090	Barclays Bank PLC	07/08/14	934,503	(4,978)
EUR	835,566	Barclays Bank PLC	07/08/14	1,155,780	11,613
JPY	66,191,310	Barclays Bank PLC	07/08/14	644,605	(8,811)
NOK	2,966,684	Barclays Bank PLC	07/08/14	490,799	7,248

				3,225,687	5,072

CHF	450,326	BNP Paribas SA	07/08/14	504,361	(3,474)
EUR	253,867	BNP Paribas SA	07/08/14	350,698	3,070
GBP	1,036,039	BNP Paribas SA	07/08/14	1,715,913	(57,082)
JPY	84,685,888	BNP Paribas SA	07/08/14	817,412	(18,575)

				3,388,384	(76,061)

CAD	525,611	Citibank N.A.	07/08/14	476,284	(16,228)
EUR	10,990,405	Citibank N.A.	07/08/14	15,127,016	77,512
GBP	1,641,667	Citibank N.A.	07/08/14	2,737,784	(71,633)
JPY	346,527,841	Citibank N.A.	07/08/14	3,373,824	(46,967)

				21,714,908	(57,316)

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Deliver (Continued)
EUR	353,315	Commonwealth Bank of Australia	07/08/14	$481,830	$(1,975)

EUR	616,153	Credit Suisse International	07/08/14	845,986	2,268
GBP	260,107	Credit Suisse International	07/08/14	436,582	(8,544)
JPY	99,868,489	Credit Suisse International	07/08/14	977,418	(8,446)

				2,259,986	(14,722)

EUR	268,385	Deutsche Bank AG	07/08/14	365,516	(1,992)
GBP	290,578	Deutsche Bank AG	07/08/14	486,824	(10,447)

				852,340	(12,439)

CHF	405,613	Goldman Sachs International	07/08/14	454,375	(3,037)
EUR	384,540	Goldman Sachs International	07/08/14	525,918	(645)
GBP	413,171	Goldman Sachs International	07/08/14	697,137	(9,931)
JPY	242,538,579	Goldman Sachs International	07/08/14	2,344,235	(50,015)
NOK	3,780,664	Goldman Sachs International	07/08/14	637,409	21,184

				4,659,074	(42,444)

AUD	461,795	HSBC Bank PLC	07/08/14	435,398	136
EUR	1,459,597	HSBC Bank PLC	07/08/14	2,001,488	2,816
GBP	199,018	HSBC Bank PLC	07/08/14	334,143	(6,440)
HKD	10,966,986	HSBC Bank PLC	07/08/14	1,414,248	(673)
JPY	236,085,924	HSBC Bank PLC	07/08/14	2,299,364	(31,186)
SEK	2,971,650	HSBC Bank PLC	07/08/14	446,595	1,872

				6,931,236	(33,475)

JPY	160,166,862	Morgan Stanley & Co.	10/10/14	1,580,945	(1,248)

CHF	1,430,051	Royal Bank of Canada	07/08/14	1,612,731	55
JPY	104,503,002	Royal Bank of Canada	07/08/14	1,024,319	(7,295)

				2,637,050	(7,240)

EUR	351,991	Societe Generale	07/08/14	486,034	4,042

GBP	230,082	State Street Bank and Trust Co.	07/08/14	382,320	(11,423)
JPY	43,711,566	State Street Bank and Trust Co.	07/08/14	427,813	(3,691)

				810,133	(15,114)

EUR	510,784	UBS AG	07/08/14	700,234	802
NOK	8,241,866	UBS AG	07/08/14	1,349,874	6,502

				2,050,108	7,304

CHF	401,157	Westpac Banking Corp.	10/10/14	449,892	(2,868)
EUR	1,351,832	Westpac Banking Corp.	07/08/14	1,842,895	(8,210)

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Deliver (Continued)
GBP	618,895	Westpac Banking Corp.	07/08/14		$1,040,229	$(18,899)
GBP	1,023,670	Westpac Banking Corp.	10/10/14		1,736,838	(13,569)
JPY	47,522,256	Westpac Banking Corp.	07/08/14		463,801	(5,321)
NOK	1,875,456	Westpac Banking Corp.	07/08/14		313,164	7,477
SEK	2,525,566	Westpac Banking Corp.	07/08/14		386,927	8,963

					6,233,746	(32,427)

					$57,769,880	$(281,517)

Cross Currency Forwards
AUD	538,890	Barclays Bank PLC	07/08/14	GBP	299,400	$(4,440)

HKD	2,998,015	BNP Paribas SA	07/08/14	SEK	2,515,201	10,380

EUR	372,585	Citibank N.A.	07/08/14	JPY	52,881,132	(11,830)
JPY	31,014,123	Citibank N.A.	07/08/14	EUR	224,412	(1,134)

						(12,964)

EUR	515,281	Credit Suisse International	07/08/14	GBP	417,946	(9,649)
GBP	250,007	Credit Suisse International	07/08/14	JPY	42,831,974	5,021

						(4,628)

JPY	43,775,493	Deutsche Bank AG	07/08/14	EUR	308,483	9,720

JPY	34,079,562	Goldman Sachs International	07/08/14	EUR	241,959	5,099
JPY	83,205,032	Goldman Sachs International	07/08/14	NOK	4,916,765	19,968

						25,067

CHF	1,295,286	State Street Bank and Trust Co.	07/08/14	GBP	862,036	(14,517)
JPY	72,022,285	State Street Bank and Trust Co.	07/08/14	GBP	418,951	(5,982)

						(20,499)

						$2,636

MSCI EAFE International Index Fund
Contracts to Deliver
EUR	379,000	Citibank N.A.	09/17/14		$513,452	$(5,663)
GBP	390,000	Citibank N.A.	09/17/14		660,752	(6,275)
JPY	57,459,000	Citibank N.A.	09/17/14		563,478	(4,023)

					$1,737,682	$(15,961)

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund
Contracts to Buy
EUR	637,975	Australia and New Zealand Banking Group	10/10/14	$869,248	$4,661

EUR	588,787	Barclays Bank PLC	07/08/14	801,239	5,006
HKD	5,787,744	Barclays Bank PLC	07/08/14	746,661	53
JPY	148,401,398	Barclays Bank PLC	07/08/14	1,449,425	15,538
NOK	13,101,947	Barclays Bank PLC	07/08/14	2,183,662	(48,126)
SEK	13,300,742	Barclays Bank PLC	07/08/14	2,041,369	(50,845)

				7,222,356	(78,374)

EUR	393,262	BNP Paribas SA	07/08/14	541,920	(3,414)

EUR	233,794	Citibank N.A.	07/08/14	316,738	3,404
GBP	237,041	Citibank N.A.	07/08/14	397,110	8,543

				713,848	11,947

GBP	236,553	Commonwealth Bank of Australia	07/08/14	397,134	7,684

EUR	1,121,665	Deutsche Bank AG	07/08/14	1,552,874	(16,943)

AUD	301,710	Goldman Sachs International	07/08/14	277,698	6,677
EUR	619,399	Goldman Sachs International	07/08/14	853,841	(5,679)
GBP	212,152	Goldman Sachs International	07/08/14	355,123	7,938
JPY	48,362,011	Goldman Sachs International	07/08/14	473,310	4,102

				1,959,972	13,038

EUR	441,088	HSBC Bank PLC	07/08/14	609,182	(5,187)
HKD	4,015,944	HSBC Bank PLC	07/08/14	518,144	(21)
JPY	40,571,881	HSBC Bank PLC	07/08/14	399,352	1,158
SGD	2,978,566	HSBC Bank PLC	07/08/14	2,358,627	30,153

				3,885,305	26,103

EUR	349,832	Morgan Stanley & Co.	07/08/14	473,857	5,178
GBP	493,269	Morgan Stanley & Co.	07/08/14	826,303	17,837

				1,300,160	23,015

CHF	596,012	Royal Bank of Canada	07/08/14	666,383	5,743
EUR	1,599,472	Royal Bank of Canada	07/08/14	2,186,448	3,760
GBP	274,258	Royal Bank of Canada	07/08/14	467,699	1,644

				3,320,530	11,147

EUR	392,528	Societe Generale	07/08/14	532,412	5,089
HKD	2,721,951	Societe Generale	07/08/14	351,180	(4)

				883,592	5,085

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Buy (Continued)
AUD	9,666,521	State Street Bank and Trust Co.	07/08/14	$8,854,497	$256,632
CHF	908,238	State Street Bank and Trust Co.	07/08/14	1,013,738	10,487
CHF	377,816	State Street Bank and Trust Co.	10/10/14	423,452	2,964
EUR	232,738	State Street Bank and Trust Co.	07/08/14	319,120	(425)
EUR	1,376,299	State Street Bank and Trust Co.	10/10/14	1,874,437	10,840
GBP	579,376	State Street Bank and Trust Co.	07/08/14	980,410	11,087
GBP	676,832	State Street Bank and Trust Co.	10/10/14	1,151,007	6,330
JPY	36,300,101	State Street Bank and Trust Co.	10/10/14	358,282	305
SEK	2,049,795	State Street Bank and Trust Co.	07/08/14	312,975	(6,213)

				15,287,918	292,007

EUR	517,076	Westpac Banking Corp.	07/08/14	707,168	881
GBP	2,503,688	Westpac Banking Corp.	07/08/14	4,160,174	124,436
JPY	53,926,025	Westpac Banking Corp.	07/08/14	532,189	148

				5,399,531	125,465

				$43,334,388	$421,421

Contracts to Deliver
GBP	224,462	Australia and New Zealand Banking Group	07/08/14	$381,236	$(2,890)

CHF	736,600	Barclays Bank PLC	07/08/14	826,266	(4,401)
EUR	529,129	Barclays Bank PLC	07/08/14	731,907	7,354
JPY	51,274,709	Barclays Bank PLC	07/08/14	499,340	(6,825)
NOK	2,644,315	Barclays Bank PLC	07/08/14	437,467	6,460

				2,494,980	2,588

JPY	76,279,766	BNP Paribas SA	07/08/14	735,919	(17,086)

CAD	427,266	Citibank N.A.	07/08/14	387,168	(13,192)
EUR	8,536,055	Citibank N.A.	07/08/14	11,734,521	45,834
GBP	511,616	Citibank N.A.	07/08/14	856,388	(19,151)
NOK	3,602,384	Citibank N.A.	07/08/14	606,354	19,188

				13,584,431	32,679

EUR	222,043	Credit Suisse International	07/08/14	303,256	(794)
GBP	450,940	Credit Suisse International	07/08/14	758,242	(13,461)
JPY	90,666,334	Credit Suisse International	07/08/14	887,356	(7,668)
NOK	2,088,975	Credit Suisse International	07/08/14	347,679	7,189
SEK	3,300,551	Credit Suisse International	07/08/14	500,627	6,683

				2,797,160	(8,051)

EUR	283,776	Deutsche Bank AG	07/08/14	386,478	(2,106)
GBP	448,708	Deutsche Bank AG	07/08/14	755,522	(12,360)
JPY	42,520,258	Deutsche Bank AG	07/08/14	414,470	(5,274)

				1,556,470	(19,740)

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Deliver (Continued)
GBP	555,742	Goldman Sachs International	07/08/14		$939,687	$(11,366)
JPY	249,451,133	Goldman Sachs International	07/08/14		2,409,718	(52,770)

					3,349,405	(64,136)

CHF	325,372	HSBC Bank PLC	07/08/14		363,711	(3,213)
EUR	764,364	HSBC Bank PLC	07/08/14		1,049,377	2,710
HKD	7,274,545	HSBC Bank PLC	07/08/14		938,089	(446)
JPY	77,042,921	HSBC Bank PLC	07/08/14		748,579	(11,960)

					3,099,756	(12,909)

CHF	1,466,310	Royal Bank of Canada	07/08/14		1,653,623	57
JPY	93,946,233	Royal Bank of Canada	07/08/14		920,844	(6,558)

					2,574,467	(6,501)

AUD	361,348	State Street Bank and Trust Co.	07/08/14		340,650	64
AUD	3,402,000	State Street Bank and Trust Co.	09/17/14		3,008,808	(181,685)
CHF	334,656	State Street Bank and Trust Co.	07/08/14		373,334	(4,060)
CHF	10,600,000	State Street Bank and Trust Co.	12/17/14		12,176,910	205,082
JPY	107,691,883	State Street Bank and Trust Co.	07/08/14		1,058,545	(4,549)
SEK	2,633,150	State Street Bank and Trust Co.	07/08/14		398,843	4,779
SEK	17,028,000	State Street Bank and Trust Co.	03/18/15		2,536,253	(6,680)

					19,893,343	12,951

EUR	738,335	Toronto Dominion Bank	10/10/14		1,004,746	(6,637)
GBP	574,164	Toronto Dominion Bank	10/10/14		977,009	(4,772)

					1,981,755	(11,409)

EUR	160,062	UBS AG	07/08/14		220,579	1,401
GBP	132,727	UBS AG	07/08/14		220,717	(6,421)

					441,296	(5,020)

GBP	514,237	Westpac Banking Corp.	07/08/14		864,321	(15,703)
JPY	46,804,153	Westpac Banking Corp.	07/08/14		456,793	(5,240)
NOK	3,200,468	Westpac Banking Corp.	07/08/14		526,620	4,964

					1,847,734	(15,979)

					$54,737,952	$(115,503)

Cross Currency Forwards
EUR	272,802	Citibank N.A.	07/08/14	NOK	2,255,607	$5,906
GBP	268,670	Citibank N.A.	07/08/14	NOK	2,705,882	18,738

						24,644

EUR	742,190	Credit Suisse International	07/08/14	GBP	601,993	(13,898)

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Cross Currency Forwards (Continued)
GBP	433,469	Goldman Sachs International	07/08/14	NOK	4,518,532	$5,312

GBP	182,760	HSBC Bank PLC	07/08/14	JPY	31,191,788	4,847

EUR	219,401	Royal Bank of Canada	07/08/14	GBP	180,247	(8,029)

HKD	3,579,208	Societe Generale	07/08/14	EUR	333,593	4,977

CHF	1,241,514	State Street Bank and Trust Co.	07/08/14	GBP	826,249	(13,915)
JPY	37,421,233	State Street Bank and Trust Co.	07/08/14	GBP	220,018	(7,113)

						(21,028)

EUR	216,976	Westpac Banking Corp.	07/08/14	GBP	178,246	(7,924)

						$(11,099)

AUD Australian Dollar	JPY Japanese Yen
BRL Brazilian Real	MXN Mexican Peso
CAD Canadian Dollar	NOK Norwegian Krone
CHF Swiss Franc	PLN Polish Zloty
EUR Euro	SEK Swedish Krona
HKD Hong Kong Dollar	SGD Singapore Dollar
GBP British Pound

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Notes to Financial Statements (Unaudited) (Continued)

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at June 30, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
PIMCO Total Return Fund
Futures Contracts — Long
U.S. Treasury Long Bond	09/19/14	427	$58,579,063	$244,192
U.S. Treasury Note 10 Year	09/19/14	2,865	358,617,422	698,874
U.S. Treasury Note 5 Year	09/30/14	979	116,952,258	(99,839)
90 Day Eurodollar	09/14/15	1,188	294,891,300	199,050
90 Day Eurodollar	12/14/15	4,899	1,213,298,588	283,267
90 Day Eurodollar	03/14/16	1,492	368,617,250	238,144
3 Month EURIBOR	06/13/16	45	15,358,414	4,029
90 Day Eurodollar	06/13/16	145	35,728,000	(4,914)
90 Day Eurodollar	09/19/16	76	18,674,150	(12,183)
3 Month EURIBOR	09/19/16	45	15,348,401	3,909
90 Day Eurodollar	12/19/16	11	2,695,688	2,327
3 Month EURIBOR	12/19/16	45	15,338,388	4,354
90 Day Eurodollar	03/13/17	11	2,689,913	2,752
3 Month EURIBOR	03/13/17	45	15,328,375	6,545

				$1,570,507

Strategic Bond Fund
Futures Contracts — Long
U.S. Treasury Long Bond	09/19/14	10	$1,371,875	$14,780
U.S. Treasury Note 10 Year	09/19/14	4	500,688	3,550
Ultra Long U.S. Treasury Bond	09/19/14	13	1,949,187	(277)
90 Day Eurodollar	12/14/15	59	14,612,087	14,558

				$32,611

Futures Contracts — Short
Euro Bund	09/08/14	11	$(2,214,309)	$(31,382)
Euro FX	09/15/14	5	(856,125)	(3,135)
U.S. Treasury Note 2 Year	09/30/14	5	(1,097,969)	609
U.S. Treasury Note 5 Year	09/30/14	119	(14,215,852)	28,246
90 Day Eurodollar	03/16/15	213	(53,060,962)	(45,330)
90 Day Eurodollar	06/18/18	56	(13,582,800)	(56,182)

				$(107,174)

S&P 500 Index Fund
Futures Contracts — Long
S&P 500 E Mini Index	09/19/14	788	$76,924,560	$729,263

S&P Mid Cap Index Fund
Futures Contracts — Long
S&P Midcap 400 E Mini Index	09/19/14	46	$6,574,780	$64,817

Russell 2000 Small Cap Index Fund
Futures Contracts — Long
Russell 2000 Mini Index	09/19/14	42	$4,999,260	$92,009

Notes to Financial Statements (Unaudited) (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
MSCI EAFE International Index Fund
Futures Contracts — Long
Mini MSCI	09/19/14	41	$4,036,245	$19,779

Overseas Fund
Futures Contracts — Long
SPI 200 Index	09/18/14	4	$504,855	$(6,608)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain)

Notes to Financial Statements (Unaudited) (Continued)

on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at June 30, 2014. A Fund’s current exposure to a counterparty is the fair value of the agreement.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund*
Credit Default Swaps — Sell Protection†
OTC Swaps
Barclays Bank PLC	USD	3,600,000	3/20/16	1.000%	United Mexican States (PIMCO Rating: A-)**	$65,042	$(17,372)	$47,670
Barclays Bank PLC	USD	17,100,000	3/20/16	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	226,060	(78,063)	147,997
Barclays Bank PLC	USD	5,200,000	6/20/16	1.000%	General Electric Capital Corp. (PIMCO Rating: AA+)**	730	77,236	77,966

Notes to Financial Statements (Unaudited) (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund* (Continued)
Credit Default Swaps — Sell Protection† (Continued)
OTC Swaps (Continued)
Barclays Bank PLC	USD	5,100,000	6/20/19	1.000%	JP Morgan Chase & Co. (PIMCO Rating: A)**	$14,562	$106,135	$120,697
Barclays Bank PLC	USD	700,000	6/20/19	1.000%	Italian Government (PIMCO Rating: BAA)**	8,293	(4,422)	3,871
Barclays Bank PLC	USD	700,000	6/20/19	1.000%	Italian Government (PIMCO Rating: BAA)**	8,631	(4,761)	3,870
Barclays Bank PLC	USD	2,400,000	6/20/19	1.000%	MetLife, Inc. (PIMCO Rating: A-)**	10,138	47,527	57,665

						333,456	126,280	459,736

Credit Suisse International	USD	6,100,000	6/20/16	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	62,969	(8,878)	54,091

Goldman Sachs Bank USA	USD	2,500,000	6/20/17	1.000%	Italian Government (PIMCO Rating: BAA)**	10,914	14,241	25,155

Goldman Sachs International	USD	7,700,000	12/20/15	1.000%	United Mexican States (PIMCO Rating: A-)**	298,031	(207,341)	90,690
Goldman Sachs International	USD	4,300,000	3/20/16	1.000%	United Mexican States (PIMCO Rating: A-)**	189,705	(132,765)	56,940
Goldman Sachs International	USD	1,300,000	9/20/16	1.000%	United Mexican States (PIMCO Rating: A-)**	27,049	(6,020)	21,029
Goldman Sachs International	USD	1,400,000	6/20/19	1.000%	Italian Government (PIMCO Rating: BAA)**	14,124	(6,383)	7,741

						528,909	(352,509)	176,400

JP Morgan Chase Bank	USD	400,000	9/20/16	1.000%	United Mexican States (PIMCO Rating: A-)**	4,165	2,306	6,471

UBS AG	USD	1,000,000	9/20/15	1.000%	United Mexican States (PIMCO Rating: A-)**	24,453	(14,146)	10,307
UBS AG	USD	5,400,000	9/20/16	1.000%	United Mexican States (PIMCO Rating: A-)**	111,048	(23,694)	87,354

						135,501	(37,840)	97,661

Centrally Cleared Swaps
	EUR	38,200,000	6/20/19	1.000%	CDX.ITRAXX MAIN 21††	414,807	547,699	962,506
	USD	21,900,000	6/20/19	1.000%	CDX.NA.IG.22††	70,484	361,756	432,240

						485,291	909,455	1,394,746

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps
Barclays Bank PLC	MXN	63,000,000	9/13/17	MXN TIIE Mexican Banxico	Fixed 5.500%	$227,452	$(43,106)	$184,346
Barclays Bank PLC	MXN	98,000,000	9/02/22	MXN TIIE Mexican Banxico	Fixed 6.000%	149,714	(51,278)	98,436

						377,166	(94,384)	282,782

Goldman Sachs Bank USA	BRL	1,100,000	1/02/17	BRL CETIP Interbank	Fixed 9.095%	(22,242)	-	(22,242)
Goldman Sachs Bank USA	MXN	7,000,000	1/18/19	Mexico Interbank TIIE	Fixed 5.700%	22,988	(2,003)	20,985

						746	(2,003)	(1,257)

Notes to Financial Statements (Unaudited) (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
PIMCO Total Return Fund* (Continued)
Interest Rate Swaps (Continued)
OTC Swaps (Continued)
JP Morgan Chase Bank	MXN	36,000,000	1/18/19	Mexico Interbank TIIE	Fixed 5.700%	$120,036	$(12,110)	$107,926
JP Morgan Chase Bank	MXN	7,000,000	6/05/23	MXN TIIE Mexican Banxico	Fixed 6.000%	20,413	(17,271)	3,142

						140,449	(29,381)	111,068

UBS AG	BRL	7,000,000	1/02/17	BRL CETIP Interbank	Fixed 8.900%	(152,880)	898	(151,982)
UBS AG	MXN	250,000,000	4/26/24	Mexico Interbank TIIE	Fixed 6.300%	(1,509)	386,996	385,487

						(154,389)	387,894	233,505

Centrally Cleared Swaps
	USD	61,200,000	3/18/16	3-Month USD-LIBOR-BBA	Fixed 1.500%	36,365	493,077	529,442
	USD	15,700,000	12/16/16	3-Month USD-LIBOR-BBA	Fixed 1.500%	19,383	9,524	28,907
	USD	94,100,000	6/15/17	3-Month USD-LIBOR-BBA	Fixed 1.750%	(42,295)	2,526	(39,769)
	USD	311,400,000	9/21/17	3-Month USD-LIBOR-BBA	Fixed 3.000%	530,349	2,414,025	2,944,374
	USD	53,000,000	10/15/17	Federal Funds Effective Rate US	Fixed 1.000%	(393,522)	(58,550)	(452,072)
	USD	3,100,000	6/19/24	3-Month USD-LIBOR-BBA	Fixed 4.000%	(7,596)	51,068	43,472
	USD	107,800,000	6/19/43	3-Month USD-LIBOR-BBA	Fixed 2.750%	3,914,068	7,784,194	11,698,262
	USD	17,500,000	12/18/43	3-Month USD-LIBOR-BBA	Fixed 3.500%	(1,361,095)	690,905	(670,190)

						2,695,657	11,386,769	14,082,426

BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
*	Collateral for swap agreements held by Credit Suisse International and Goldman Sachs & Co. amounted to $595,000 and $8,000 in cash, respectively, at June 30, 2014. Collateral for swap agreements received from Barclays Bank PLC, Goldman Sachs Bank USA, Goldman Sachs International and Royal Bank of Scotland PLC amounted to $490,000, $1,700,000, $260,000 and $175,000 in cash, respectively, at June 30, 2014, and received from Barclays Capital Inc., Credit Suisse International, Goldman Sachs & Co. and Royal Bank of Scotland PLC amounted to $403,107, $3,075,403, $4,713,315 and $362,161 in securities, respectively, at June 30, 2014.
**	Rating is determined by Pacific Investment Management Company LLC and represents a weighted average rating of all securities in the underlying index for credit default swaps. The source of the ratings for the underlying securities are Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings. All ratings are as of the report date and do not reflect subsequent changes.
†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Pacific Investment Management Company LLC’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.
††	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Notes to Financial Statements (Unaudited) (Continued)

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to

Notes to Financial Statements (Unaudited) (Continued)

perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund(s) listed in the following table had open written option contracts at June 30, 2014. A Fund’s current exposure to a counterparty is the fair value of the contract.

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund
JP Morgan Chase Bank	36,500,000	7/28/14	Interest Rate Swaption USD 5 Year Call, Strike 1.55	$93,988	$14,753
JP Morgan Chase Bank	17,000,000	9/02/14	Interest Rate Swaption USD 5 Year Call, Strike 1.56	30,600	17,268
JP Morgan Chase Bank	17,000,000	9/02/14	Interest Rate Swaption USD 5 Year Put, Strike 1.86	249,900	64,561
Royal Bank of Scotland PLC	8,000,000	7/28/14	Interest Rate Swaption USD 5 Year Call, Strike 1.55	24,200	3,233
Royal Bank of Scotland PLC	10,000,000	9/02/14	Interest Rate Swaption USD 10 Year Call, Strike 2.55	40,250	41,837
Royal Bank of Scotland PLC	32,000,000	9/02/14	Interest Rate Swaption USD 10 Year Call, Strike 2.60	160,000	184,508
Royal Bank of Scotland PLC	42,000,000	9/02/14	Interest Rate Swaption USD 10 Year Put, Strike 3.03	731,500	46,315

				$1,330,438	$372,475

Strategic Bond Fund
	164	3/16/15	Eurodollar Call, Strike 99.75	$3,567	$5,125
	164	3/16/15	Eurodollar Put, Strike 99.50	22,017	12,300
	17	7/25/14	U.S. Treasury Bond 30 Year Call, Strike 138.00	5,788	10,625

				$31,372	$28,050

USD	U.S. Dollar

Notes to Financial Statements (Unaudited) (Continued)

Transactions in written option contracts during the period ended June 30, 2014, were as follows:

	Number of Contracts	Premiums Received
PIMCO Total Return Fund
Options outstanding at December 31, 2013	377,200,136	$1,278,218
Options written	206,300,086	1,636,130
Options terminated in closing purchase transactions	(43,800,000)	(235,370)
Options expired	(361,600,179)	(1,284,518)
Options exercised	(15,600,043)	(64,022)

Options outstanding at June 30, 2014	162,500,000	$1,330,438

Strategic Bond Fund
Options outstanding at December 31, 2013	-	$-
Options written	702	127,484
Options terminated in closing purchase transactions	(211)	(75,243)
Options expired	(146)	(20,869)

Options outstanding at June 30, 2014	345	$31,372

Structured Investments

A structured investment typically involves the deposit by a financial institution of one or more securities or other assets (the “underlying investments”) with a specially created corporation or trust, which in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities.

Structured securities may be highly volatile and their use by a Fund may not be successful. The terms of a structured security may create investment leverage. Structured securities are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

Notes to Financial Statements (Unaudited) (Continued)

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At June 30, 2014, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Treasury Rolls

Each Fund may enter into Treasury rolls with banks and broker-dealers to enhance return. In a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction.

Notes to Financial Statements (Unaudited) (Continued)

Treasury roll transactions generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

A Fund accounts for a Treasury roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these Treasury roll transactions may be considered financing transactions, whereby the difference in the sales price and the future price is recorded as an adjustment to interest income.

The Fund(s) listed in the following table had Treasury roll transactions during the period ended June 30, 2014, which were accounted for as financing transactions:

PIMCO Total Return Fund
Average balance outstanding	$1,003,789
Weighted average interest rate	(0.09)%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into Treasury roll transactions.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At June 30, 2014 the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Notes to Financial Statements (Unaudited) (Continued)

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the period ended June 30, 2014, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$122,873	$24,569	$98,304
Fundamental Growth Fund	4,281	856	3,425
Growth Opportunities Fund	32,259	6,452	25,807
Small Company Value Fund	70,113	14,023	56,090
S&P Mid Cap Index Fund	56,103	11,218	44,885
Russell 2000 Small Cap Index Fund	163,608	32,708	130,900
Mid Cap Growth Equity II Fund	409,827	81,967	327,860
Small Cap Growth Equity Fund	429,576	85,938	343,638
Small Company Growth Fund	59,621	11,930	47,691
Diversified International Fund	133,264	22,057	111,207
MSCI EAFE International Index Fund	143,265	28,801	114,464
Overseas Fund	395,819	75,438	320,381

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if

Notes to Financial Statements (Unaudited) (Continued)

any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in the following table. MassMutual served as the Funds’ investment adviser pursuant to the investment advisory agreements through March 31, 2014.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies, and investment strategies.

Notes to Financial Statements (Unaudited) (Continued)

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
PIMCO Total Return Fund	0.35% on the first $3 billion; and 0.32% on any excess over $3 billion	Pacific Investment Management Company LLC
Strategic Bond Fund*	0.45% on the first $200 million; and 0.35% on any excess over $200 million	Western Asset Management Company; and Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and 0.475% on any excess over $400 million	Brandywine Global Investment Management, LLC; and Loomis, Sayles & Company, L.P.
Fundamental Value Fund*	0.60% on the first $1.25 billion; 0.575% on the next $250 million; and 0.55% on any excess over $1.5 billion	Wellington Management Company, LLP
Large Cap Value Fund*	0.60% on the first $750 million; and 0.55% on any excess over $750 million	Columbia Management Investment Advisers, LLC; and Huber Capital Management, LLC
S&P 500 Index Fund	0.10% on the first $2.5 billion; 0.08% on the next $2.5 billion; and 0.05% on any excess over $5 billion	Northern Trust Investments, Inc.
Focused Value Fund	0.69% on the first $1 billion; and 0.64% on any excess over $1 billion	Harris Associates L.P.
Fundamental Growth Fund	0.65%	Wellington Management Company, LLP
Blue Chip Growth Fund	0.65% on the first $750 million; and 0.60% on any excess over $750 million	T. Rowe Price Associates, Inc.
Growth Opportunities Fund*	0.71% on the first $500 million; and 0.68% on any excess over $500 million	Jackson Square Partners, LLC**; and Sands Capital Management, LLC
Mid-Cap Value Fund	0.70% on the first $350 million; and 0.65% on any excess over $350 million	NFJ Investment Group LLC; and Systematic Financial Management, L.P.
Small Cap Value Equity Fund	0.75% on the first $350 million; and 0.70% on any excess over $350 million	Barrow, Hanley, Mewhinney & Strauss, LLC; and Wellington Management Company, LLP
Small Company Value Fund	0.85% on the first $750 million; and 0.80% on any excess over $750 million	EARNEST Partners, LLC; Federated Clover Investment Advisors; and T. Rowe Price Associates, Inc.
S&P Mid Cap Index Fund	0.10%	Northern Trust Investments, Inc.
Russell 2000 Small Cap Index Fund	0.10%	Northern Trust Investments, Inc.
Mid Cap Growth Equity II Fund*	0.72% on the first $2 billion; and 0.67% on any excess over $2 billion	Frontier Capital Management Company, LLC; and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund*	0.80% on the first $1 billion; and 0.78% on any excess over $1 billion	Montibus Capital Management LLC***; Waddell & Reed Investment Management Company; and Wellington Management Company, LLP
Small Company Growth Fund	0.85% on the first $350 million; and 0.80% on any excess over $350 million	Montibus Capital Management LLC***
Diversified International Fund*	0.80% on the first $250 million; and 0.78% on any excess over $250 million	J.P. Morgan Investment Management Inc.
MSCI EAFE International Index Fund	0.10%	Northern Trust Investments, Inc.
Overseas Fund*	0.80% on the first $750 million; 0.775% on the next $500 million; and 0.75% on any excess over $1.25 billion	Harris Associates L.P.; J.P. Morgan Investment Management Inc.; and Massachusetts Financial Services Company

Notes to Financial Statements (Unaudited) (Continued)

*	Prior to April 1, 2014, the investment advisory fees were as follows:

Fund	Investment Advisory Fee	Investment Subadviser(s)
Strategic Bond Fund	0.55% on the first $200 million; and 0.45% on any excess over $200 million	Western Asset Management Company; and Western Asset Management Company Limited
Fundamental Value Fund	0.65% on the first $1.25 billion; 0.625% on the next $250 million; and 0.60% on any excess over $1.5 billion	Wellington Management Company, LLP
Large Cap Value Fund	0.65% on the first $750 million; and 0.60% on any excess over $750 million	Columbia Management Investment Advisers, LLC; and Huber Capital Management, LLC
Growth Opportunities Fund	0.73% on the first $500 million; and 0.70% on any excess over $500 million	Jackson Square Partners, LLC**; and Sands Capital Management, LLC
Mid Cap Growth Equity II Fund	0.75% on the first $2 billion; and 0.70% on any excess over $2 billion	Frontier Capital Management Company, LLC; and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund	0.82% on the first $1 billion; and 0.80% on any excess over $1 billion	Montibus Capital Management LLC***; Waddell & Reed Investment Management Company; and Wellington Management Company, LLP
Diversified International Fund	0.90% on the first $250 million; and 0.88% on any excess over $250 million	J.P. Morgan Investment Management Inc.
Overseas Fund	1.00% on the first $750 million; 0.975% on the next $500 million; and 0.95% on any excess over $1.25 billion	Harris Associates L.P.; J.P. Morgan Investment Management Inc.; and Massachusetts Financial Services Company

**	Effective May 1, 2014, Jackson Square Partners, LLC replaced Delaware Investments Fund Advisers as co-subadviser.
***	Effective March 28, 2014, Timberline Asset Management LLC was renamed to Montibus Capital Management LLC.

Administration Fees

Under an administrative and shareholder services agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
PIMCO Total Return Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Strategic Bond Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Diversified Value Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Fundamental Value Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Large Cap Value Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
S&P 500 Index Fund*	N/A	0.10%	0.20%	0.20%	0.25%	0.20%	0.25%
Focused Value Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Fundamental Growth Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Blue Chip Growth Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Growth Opportunities Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Mid-Cap Value Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Small Cap Value Equity Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Small Company Value Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
S&P Mid Cap Index Fund*	N/A	0.10%	0.20%	0.20%	0.25%	0.20%	0.25%

Notes to Financial Statements (Unaudited) (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
Russell 2000 Small Cap Index Fund*	N/A	0.10%	0.20%	0.20%	0.25%	0.20%	0.25%
Mid Cap Growth Equity II Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Small Cap Growth Equity Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Small Company Growth Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
Diversified International Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
MSCI EAFE International Index Fund*	N/A	0.10%	0.20%	0.20%	0.25%	0.20%	0.25%
Overseas Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%

*	Prior to April 1, 2014, the administrative service fees per share class were as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
PIMCO Total Return Fund	0.0200%	0.1700%	0.2900%	0.3700%	0.2200%	N/A	0.2200%
Strategic Bond Fund	N/A	0.0500%	0.1000%	0.2500%	N/A	0.2500%	0.3000%
Diversified Value Fund	N/A	0.0583%	0.1583%	0.2683%	N/A	0.3083%	0.3683%
Fundamental Value Fund	0.0700%	0.2729%	0.3129%	0.4629%	N/A	0.4629%	0.5129%
Large Cap Value Fund	N/A	0.0844%	0.1744%	0.3244%	N/A	0.3244%	0.3744%
S&P 500 Index Fund	0.0577%	0.1355%	0.3497%	0.3797%	0.4297%	N/A	0.4797%
Focused Value Fund	0.0700%	0.1844%	0.2844%	0.4344%	N/A	0.4344%	0.4844%
Fundamental Growth Fund	N/A	0.1629%	0.2029%	0.3529%	N/A	0.3529%	0.4029%
Blue Chip Growth Fund	N/A	0.0985%	0.1585%	0.3185%	N/A	0.3185%	0.3485%
Growth Opportunities Fund	0.0944%	0.2444%	0.3444%	0.4944%	N/A	0.4944%	0.5444%
Mid-Cap Value Fund	0.0800%	0.1000%	0.2000%	0.3500%	N/A	0.3500%	0.4000%
Small Cap Value Equity Fund	N/A	0.0500%	0.1500%	0.3000%	N/A	0.3000%	N/A
Small Company Value Fund	0.0600%	0.2493%	0.2893%	0.4393%	N/A	0.4393%	0.4893%
S&P Mid Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	N/A	0.4500%	N/A
Russell 2000 Small Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	N/A	0.4500%	N/A
Mid Cap Growth Equity II Fund	0.0600%	0.1844%	0.2744%	0.4244%	N/A	0.4244%	0.4744%
Small Cap Growth Equity Fund	0.0700%	0.1675%	0.3075%	0.4575%	N/A	0.4575%	0.5075%
Small Company Growth Fund	N/A	0.1591%	0.1991%	0.3491%	N/A	0.3491%	N/A
Diversified International Fund	N/A	0.0500%	0.1500%	0.3000%	N/A	0.3000%	N/A
MSCI EAFE International Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	N/A	0.4500%	N/A
Overseas Fund	0.0700%	0.3543%	0.4043%	0.4543%	N/A	0.4543%	0.5043%

MassMutual served as the Funds’ administrator pursuant to an administrative and shareholder services agreement with each Fund through March 31, 2014.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Notes to Financial Statements (Unaudited) (Continued)

Expense Caps and Waivers

Effective April 1, 2014, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
Strategic Bond Fund*	0.48%	0.58%	0.68%	0.78%	0.93%	1.03%	1.18%
Large Cap Value Fund*	0.63%	0.73%	0.83%	0.93%	1.08%	1.18%	1.33%
Fundamental Growth Fund*	0.70%	0.80%	0.90%	1.00%	1.15%	1.25%	1.40%
Mid-Cap Value Fund*	0.80%	0.90%	1.00%	1.10%	1.25%	1.35%	1.50%
Small Cap Value Equity Fund*	0.80%	0.90%	1.00%	1.10%	1.25%	1.35%	1.50%
S&P Mid Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.70%	0.80%	0.95%
Russell 2000 Small Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.70%	0.80%	0.95%
Small Company Growth Fund*	0.90%	1.00%	1.10%	1.20%	1.35%	1.45%	1.60%
Diversified International Fund*	0.90%	1.00%	1.10%	1.20%	1.35%	1.45%	1.60%
MSCI EAFE International Index Fund*	0.25%	0.35%	0.50%	0.60%	0.75%	0.85%	1.00%

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2015.

Prior to April 1, 2014, MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
S&P 500 Index Fund	0.08%	N/A	N/A	N/A	0.65%	N/A	0.95%
Blue Chip Growth Fund	N/A	0.76%	0.82%	0.98%	N/A	1.19%	1.51%
Mid-Cap Value Fund	N/A	0.85%	0.95%	1.10%	N/A	1.35%	1.65%
S&P Mid Cap Index Fund	0.19%	0.29%	0.44%	0.54%	N/A	0.84%	N/A
Russell 2000 Small Cap Index Fund	0.19%	0.29%	0.44%	0.54%	N/A	0.84%	N/A
Diversified International Fund	N/A	0.99%	1.09%	1.17%	N/A	1.42%	N/A
MSCI EAFE International Index Fund	0.23%	0.33%	0.48%	0.58%	N/A	0.88%	N/A

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Prior to April 1, 2014, MassMutual had contractually agreed to waive 0.15% of the advisory fee for each class of the Fundamental Value Fund, 0.02% of the advisory fee for each class of the Large Cap Value Fund, 0.05% of the advisory fee for each class of the S&P 500 Index Fund, 0.10% of the advisory fee for each class of the Focused Value Fund, 0.15% of the advisory fee for each class of the Growth Opportunities Fund, 0.08% of the advisory fee for each class of the Small Company Value Fund, 0.10% of the advisory fee for each class of the Mid Cap Growth Equity II Fund, 0.07% of the advisory fee for each class of the Small Cap Growth Equity Fund, and 0.31% of the advisory fee for each class of the Overseas Fund.

Prior to April 1, 2014, MassMutual had contractually agreed to waive 0.09% of the administrative and shareholder service fee for Class R5, and 0.03% of the administrative and shareholder service fee for Service Class, Administrative Class, Class A, and Class R3 of the Fundamental Growth Fund.

Prior to April 1, 2014, MassMutual had contractually agreed to waive 0.08% of the administrative and shareholder service fee for Class I of the Mid-Cap Value Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Notes to Financial Statements (Unaudited) (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the period ended June 30, 2014, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$7,085
Fundamental Value Fund	2,492
Large Cap Value Fund	42,218
Blue Chip Growth Fund	5,579
Growth Opportunities Fund	13,533
Mid-Cap Value Fund	26,096
Small Cap Value Equity Fund	5,863
Small Company Value Fund	24,410
Mid Cap Growth Equity II Fund	43,738
Small Cap Growth Equity Fund	79,060
Diversified International Fund	991
Overseas Fund	1,167

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at June 30, 2014:

Total % Ownership by Related Party
PIMCO Total Return Fund	63.1%
Strategic Bond Fund	93.2%
Diversified Value Fund	53.3%
Fundamental Value Fund	79.1%
Large Cap Value Fund	94.2%
S&P 500 Index Fund	61.5%
Focused Value Fund	81.2%
Fundamental Growth Fund	92.7%
Blue Chip Growth Fund	81.8%
Growth Opportunities Fund	66.1%
Mid-Cap Value Fund	88.9%
Small Cap Value Equity Fund	73.3%
Small Company Value Fund	73.6%

Notes to Financial Statements (Unaudited) (Continued)

Total % Ownership by Related Party
S&P Mid Cap Index Fund	74.4%
Russell 2000 Small Cap Index Fund	65.9%
Mid Cap Growth Equity II Fund	70.5%
Small Cap Growth Equity Fund	59.1%
Small Company Growth Fund	79.8%
Diversified International Fund	35.7%
MSCI EAFE International Index Fund	85.4%
Overseas Fund	88.1%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
PIMCO Total Return Fund	$3,634,083,649	$560,686,547	$3,843,893,993	$216,948,712
Strategic Bond Fund	246,235,063	36,442,159	244,820,131	33,036,749
Diversified Value Fund	-	84,154,370	-	112,422,845
Fundamental Value Fund	-	189,215,448	-	145,302,216
Large Cap Value Fund	-	98,404,875	-	128,282,705
S&P 500 Index Fund	-	79,867,215	-	37,094,728
Focused Value Fund	-	207,454,616	-	222,995,553
Fundamental Growth Fund	-	57,154,238	-	45,640,078
Blue Chip Growth Fund	-	373,026,755	-	232,029,226
Growth Opportunities Fund	-	204,209,416	-	97,372,463
Mid-Cap Value Fund	-	103,132,831	-	116,423,857
Small Cap Value Equity Fund	-	17,658,114	-	18,054,839
Small Company Value Fund	-	82,912,032	-	129,760,264
S&P Mid Cap Index Fund	-	64,457,756	-	9,811,279
Russell 2000 Small Cap Index Fund	-	39,094,463	-	28,009,699
Mid Cap Growth Equity II Fund	-	302,021,351	-	334,240,533
Small Cap Growth Equity Fund	-	383,674,428	-	517,652,474
Small Company Growth Fund	-	27,190,509	-	31,009,210
Diversified International Fund	-	79,788,191	-	57,296,690
MSCI EAFE International Index Fund	-	61,863,453	-	29,406,473
Overseas Fund	-	174,025,774	-	155,146,372

Notes to Financial Statements (Unaudited) (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
PIMCO Total Return Fund Class I
Sold	6,309,269	$64,814,971	13,753,784	$143,134,291
Issued as reinvestment of dividends	-	-	1,129,818	11,471,890
Redeemed	(2,308,754)	(23,812,564)	(14,992,054)	(154,630,880)

Net increase (decrease)	4,000,515	$41,002,407	(108,452)	$(24,699)

PIMCO Total Return Fund Class R5
Sold	4,120,882	$42,243,964	4,053,910	$42,779,245
Issued as reinvestment of dividends	-	-	439,966	4,462,843
Redeemed	(4,058,792)	(42,179,957)	(3,202,803)	(33,444,231)

Net increase (decrease)	62,090	$64,007	1,291,073	$13,797,857

PIMCO Total Return Fund Service Class
Sold	5,314,005	$54,549,562	7,370,066	$76,971,887
Issued as reinvestment of dividends	-	-	831,650	8,460,509
Redeemed	(3,063,153)	(31,464,852)	(18,695,524)	(194,354,103)

Net increase (decrease)	2,250,852	$23,084,710	(10,493,808)	$(108,921,707)

PIMCO Total Return Fund Administrative Class
Sold	1,264,889	$12,907,003	2,617,648	$26,949,998
Issued as reinvestment of dividends	-	-	250,007	2,528,324
Redeemed	(2,014,631)	(20,545,403)	(1,707,218)	(17,715,147)

Net increase (decrease)	(749,742)	$(7,638,400)	1,160,437	$11,763,175

PIMCO Total Return Fund Class R4
Sold	2,182,797	$22,488,318	4,024,524	$42,259,105
Issued as reinvestment of dividends	-	-	961,442	9,788,244
Redeemed	(5,427,094)	(55,759,734)	(31,865,608)	(330,238,591)

Net increase (decrease)	(3,244,297)	$(33,271,416)	(26,879,642)	$(278,191,242)

PIMCO Total Return Fund Class A*
Sold	9,766	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	9,766	$100,100

PIMCO Total Return Fund Class R3
Sold	733,903	$7,508,278	1,645,496	$17,121,254
Issued as reinvestment of dividends	-	-	97,271	984,532
Redeemed	(323,670)	(3,315,894)	(1,134,222)	(11,766,300)

Net increase (decrease)	410,233	$4,192,384	608,545	$6,339,486

Strategic Bond Fund Class I*
Sold	4,717,235	$47,600,958
Issued as reinvestment of dividends	-	-
Redeemed	(319,196)	(3,305,778)

Net increase (decrease)	4,398,039	$44,295,180

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Strategic Bond Fund Class R5
Sold	535,231	$5,375,553	2,247,364	$22,988,263
Issued as reinvestment of dividends	-	-	299,031	2,942,463
Redeemed	(5,282,071)	(53,337,974)	(2,158,945)	(22,090,290)

Net increase (decrease)	(4,746,840)	$(47,962,421)	387,450	$3,840,436

Strategic Bond Fund Service Class
Sold	458,903	$4,596,730	2,107,853	$21,854,360
Issued as reinvestment of dividends	-	-	135,451	1,334,194
Redeemed	(133,660)	(1,365,761)	(853,300)	(8,748,139)

Net increase (decrease)	325,243	$3,230,969	1,390,004	$14,440,415

Strategic Bond Fund Administrative Class
Sold	319,956	$3,238,441	433,402	$4,374,849
Issued as reinvestment of dividends	-	-	43,560	428,199
Redeemed	(68,098)	(691,497)	(2,064,258)	(21,318,091)

Net increase (decrease)	251,858	$2,546,944	(1,587,296)	$(16,515,043)

Strategic Bond Fund Class R4*
Sold	9,941	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	9,941	$100,001

Strategic Bond Fund Class A
Sold	155,851	$1,568,951	512,240	$5,296,393
Issued as reinvestment of dividends	-	-	96,635	948,955
Redeemed	(346,913)	(3,493,373)	(1,447,467)	(14,730,552)

Net increase (decrease)	(191,062)	$(1,924,422)	(838,592)	$(8,485,204)

Strategic Bond Fund Class R3
Sold	12,071	$121,534	26,207	$265,085
Issued as reinvestment of dividends	-	-	2,786	27,214
Redeemed	(5,302)	(53,504)	(39,213)	(395,606)

Net increase (decrease)	6,769	$68,030	(10,220)	$(103,307)

Diversified Value Fund Class I*
Sold	6,585,241	$92,206,977
Issued as reinvestment of dividends	-	-
Redeemed	(489,400)	(7,028,279)

Net increase (decrease)	6,095,841	$85,178,698

Diversified Value Fund Class R5
Sold	1,674,893	$22,834,998	4,979,556	$58,485,685
Issued as reinvestment of dividends	-	-	287,273	3,756,500
Redeemed	(9,785,425)	(136,240,437)	(4,980,006)	(61,522,330)

Net increase (decrease)	(8,110,532)	$(113,405,439)	286,823	$719,855

Diversified Value Fund Service Class
Sold	51,615	$719,872	472,665	$5,645,264
Issued as reinvestment of dividends	-	-	17,496	228,948
Redeemed	(647,378)	(8,476,501)	(688,434)	(7,895,247)

Net increase (decrease)	(595,763)	$(7,756,629)	(198,273)	$(2,021,035)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Diversified Value Fund Administrative Class
Sold	91,250	$1,290,988	363,468	$4,590,142
Issued as reinvestment of dividends	-	-	3,329	43,729
Redeemed	(130,698)	(1,786,656)	(532,119)	(6,429,878)

Net increase (decrease)	(39,448)	$(495,668)	(165,322)	$(1,796,007)

Diversified Value Fund Class R4*
Sold	7,215	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	7,215	$100,001

Diversified Value Fund Class A
Sold	95,160	$1,299,826	388,610	$4,582,023
Issued as reinvestment of dividends	-	-	14,461	188,916
Redeemed	(211,824)	(2,907,636)	(976,817)	(11,940,394)

Net increase (decrease)	(116,664)	$(1,607,810)	(573,746)	$(7,169,455)

Diversified Value Fund Class R3
Sold	866	$11,996	1,378	$16,315
Issued as reinvestment of dividends	-	-	52	678
Redeemed	(204)	(2,889)	(2,005)	(24,112)

Net increase (decrease)	662	$9,107	(575)	$(7,119)

Fundamental Value Fund Class I
Sold	9,831,243	$136,095,844	3,502,660	$47,143,591
Issued as reinvestment of dividends	-	-	1,808,329	23,652,942
Redeemed	(2,429,594)	(33,609,975)	(3,634,819)	(49,286,011)

Net increase (decrease)	7,401,649	$102,485,869	1,676,170	$21,510,522

Fundamental Value Fund Class R5
Sold	3,264,025	$44,963,529	4,600,246	$59,579,209
Issued as reinvestment of dividends	-	-	3,592,646	47,135,521
Redeemed	(3,426,052)	(47,241,716)	(11,182,695)	(149,560,044)

Net increase (decrease)	(162,027)	$(2,278,187)	(2,989,803)	$(42,845,314)

Fundamental Value Fund Service Class
Sold	922,140	$12,649,915	3,002,558	$38,179,372
Issued as reinvestment of dividends	-	-	1,388,327	18,173,206
Redeemed	(1,717,605)	(23,254,748)	(3,148,461)	(42,365,058)

Net increase (decrease)	(795,465)	$(10,604,833)	1,242,424	$13,987,520

Fundamental Value Fund Administrative Class
Sold	1,280,457	$17,603,101	2,297,749	$30,529,398
Issued as reinvestment of dividends	-	-	909,553	11,951,527
Redeemed	(1,116,912)	(15,374,987)	(2,999,315)	(38,115,814)

Net increase (decrease)	163,545	$2,228,114	207,987	$4,365,111

Fundamental Value Fund Class R4*
Sold	7,278	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	7,278	$100,001

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Fundamental Value Fund Class A
Sold	569,714	$7,758,266	2,486,055	$31,882,449
Issued as reinvestment of dividends	-	-	1,759,506	22,908,771
Redeemed	(2,986,408)	(40,317,208)	(13,573,774)	(185,115,703)

Net increase (decrease)	(2,416,694)	$(32,558,942)	(9,328,213)	$(130,324,483)

Fundamental Value Fund Class R3
Sold	18,561	$246,941	15,807	$204,082
Issued as reinvestment of dividends	-	-	7,869	101,897
Redeemed	(8,722)	(112,472)	(9,130)	(121,283)

Net increase (decrease)	9,839	$134,469	14,546	$184,696

Large Cap Value Fund Class I*
Sold	7,052,256	$68,588,548
Issued as reinvestment of dividends	-	-
Redeemed	(526,989)	(5,237,314)

Net increase (decrease)	6,525,267	$63,351,234

Large Cap Value Fund Class R5
Sold	1,404,736	$13,294,258	2,970,686	$26,533,756
Issued as reinvestment of dividends	-	-	2,725,963	25,050,796
Redeemed	(10,977,606)	(107,291,800)	(13,049,270)	(120,506,910)

Net increase (decrease)	(9,572,870)	$(93,997,542)	(7,352,621)	$(68,922,358)

Large Cap Value Fund Service Class
Sold	184,565	$1,761,875	905,740	$8,291,561
Issued as reinvestment of dividends	-	-	273,264	2,513,958
Redeemed	(820,326)	(7,976,007)	(865,640)	(7,810,359)

Net increase (decrease)	(635,761)	$(6,214,132)	313,364	$2,995,160

Large Cap Value Fund Administrative Class
Sold	138,842	$1,300,438	701,899	$6,525,035
Issued as reinvestment of dividends	-	-	219,852	2,015,954
Redeemed	(438,539)	(4,162,170)	(3,224,752)	(27,734,890)

Net increase (decrease)	(299,697)	$(2,861,732)	(2,303,001)	$(19,193,901)

Large Cap Value Fund Class R4*
Sold	10,428	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	10,428	$100,000

Large Cap Value Fund Class A
Sold	201,018	$1,921,204	386,520	$3,479,576
Issued as reinvestment of dividends	-	-	511,485	4,684,801
Redeemed	(844,742)	(7,967,661)	(2,868,184)	(26,011,699)

Net increase (decrease)	(643,724)	$(6,046,457)	(1,970,179)	$(17,847,322)

Large Cap Value Fund Class R3
Sold	1,738	$16,901	1,375	$12,202
Issued as reinvestment of dividends	-	-	866	7,810
Redeemed	(963)	(9,088)	(5,166)	(44,625)

Net increase (decrease)	775	$7,813	(2,925)	$(24,613)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
S&P 500 Index Fund Class I
Sold	6,299,984	$108,433,954	18,051,451	$280,265,844
Issued as reinvestment of dividends	-	-	701,861	11,517,517
Redeemed	(2,895,864)	(50,649,837)	(951,068)	(14,944,509)

Net increase (decrease)	3,404,120	$57,784,117	17,802,244	$276,838,852

S&P 500 Index Fund Class R5
Sold	3,248,466	$55,509,146	12,423,486	$189,480,991
Issued as reinvestment of dividends	-	-	1,540,728	25,329,514
Redeemed	(8,109,082)	(142,538,286)	(17,973,512)	(276,583,761)

Net increase (decrease)	(4,860,616)	$(87,029,140)	(4,009,298)	$(61,773,256)

S&P 500 Index Fund Service Class
Sold	4,170,967	$72,103,708	7,846,877	$120,753,517
Issued as reinvestment of dividends	-	-	868,224	14,299,618
Redeemed	(2,261,688)	(38,630,568)	(11,973,795)	(185,737,359)

Net increase (decrease)	1,909,279	$33,473,140	(3,258,694)	$(50,684,224)

S&P 500 Index Fund Administrative Class
Sold	2,439,464	$41,831,654	4,701,978	$71,998,259
Issued — merger	9,172,137	156,751,820	-	-
Issued as reinvestment of dividends	-	-	492,958	8,030,269
Redeemed	(2,502,437)	(43,594,780)	(5,799,776)	(88,788,852)

Net increase (decrease)	9,109,164	$154,988,694	(604,840)	$(8,760,324)

S&P 500 Index Fund Class L**
Sold	471,818	$7,946,754	4,837,227	$71,484,794
Issued as reinvestment of dividends	-	-	220,588	3,595,570
Redeemed	(1,457,981)	(24,202,166)	(16,144,515)	(251,645,188)
Redemptions-merger	(9,167,924)	(156,751,820)	-	-

Net increase (decrease)	(10,154,087)	$(173,007,232)	(11,086,700)	$(176,564,824)

S&P 500 Index Fund Class R4
Sold	2,733,152	$46,137,131	5,068,579	$76,083,132
Issued as reinvestment of dividends	-	-	732,313	11,841,476
Redeemed	(2,422,455)	(40,680,240)	(3,648,746)	(56,042,291)

Net increase (decrease)	310,697	$5,456,891	2,152,146	$31,882,317

S&P 500 Index Fund Class A*
Sold	5,885	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	5,885	$100,100

S&P 500 Index Fund Class R3
Sold	36,184	$605,107	72,480	$1,076,363
Issued as reinvestment of dividends	-	-	5,887	94,321
Redeemed	(13,308)	(223,755)	(80,382)	(1,206,766)

Net increase (decrease)	22,876	$381,352	(2,015)	$(36,082)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Focused Value Fund Class I
Sold	1,258,744	$29,324,972	1,928,271	$43,359,209
Issued as reinvestment of dividends	-	-	753,106	17,073,619
Redeemed	(1,087,893)	(25,257,351)	(1,962,278)	(44,932,382)

Net increase (decrease)	170,851	$4,067,621	719,099	$15,500,446

Focused Value Fund Class R5
Sold	767,379	$17,671,752	2,308,453	$51,394,369
Issued as reinvestment of dividends	-	-	1,451,720	32,964,044
Redeemed	(1,568,274)	(36,283,437)	(4,350,133)	(100,235,602)

Net increase (decrease)	(800,895)	$(18,611,685)	(589,960)	$(15,877,189)

Focused Value Fund Service Class
Sold	443,674	$10,194,408	1,346,835	$29,933,532
Issued as reinvestment of dividends	-	-	443,684	9,982,604
Redeemed	(806,132)	(18,167,382)	(674,828)	(15,274,303)

Net increase (decrease)	(362,458)	$(7,972,974)	1,115,691	$24,641,833

Focused Value Fund Administrative Class
Sold	598,089	$13,482,636	1,342,005	$29,742,538
Issued as reinvestment of dividends	-	-	477,868	10,675,075
Redeemed	(575,194)	(13,107,811)	(1,211,123)	(26,799,506)

Net increase (decrease)	22,895	$374,825	608,750	$13,618,107

Focused Value Fund Class R4*
Sold	4,494	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	4,494	$100,001

Focused Value Fund Class A
Sold	404,203	$9,004,828	1,351,135	$29,375,005
Issued as reinvestment of dividends	-	-	1,028,885	22,450,404
Redeemed	(945,715)	(20,843,981)	(1,468,681)	(31,752,882)

Net increase (decrease)	(541,512)	$(11,839,153)	911,339	$20,072,527

Focused Value Fund Class R3
Sold	5,597	$118,269	6,369	$136,005
Issued as reinvestment of dividends	-	-	3,564	75,530
Redeemed	(7,792)	(171,626)	(3,203)	(69,060)

Net increase (decrease)	(2,195)	$(53,357)	6,730	$142,475

Fundamental Growth Fund Class I*
Sold	9,693,843	$82,707,563
Issued as reinvestment of dividends	-	-
Redeemed	(730,102)	(6,284,351)

Net increase (decrease)	8,963,741	$76,423,212

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Fundamental Growth Fund Class R5
Sold	799,335	$6,736,031	2,392,074	$18,217,741
Issued as reinvestment of dividends	-	-	475,901	3,826,185
Redeemed	(8,861,988)	(75,665,227)	(3,704,163)	(28,632,029)

Net increase (decrease)	(8,062,653)	$(68,929,196)	(836,188)	$(6,588,103)

Fundamental Growth Fund Service Class
Sold	114,396	$952,626	242,734	$1,804,214
Issued as reinvestment of dividends	-	-	33,310	264,472
Redeemed	(118,180)	(994,148)	(150,494)	(1,124,465)

Net increase (decrease)	(3,784)	$(41,522)	125,550	$944,221

Fundamental Growth Fund Administrative Class
Sold	222,608	$1,810,378	413,586	$3,049,964
Issued as reinvestment of dividends	-	-	60,528	473,320
Redeemed	(137,410)	(1,133,533)	(738,575)	(5,434,707)

Net increase (decrease)	85,198	$676,845	(264,461)	$(1,911,423)

Fundamental Growth Fund Class R4*
Sold	12,579	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	(1)	(4)

Net increase (decrease)	12,578	$100,001

Fundamental Growth Fund Class A
Sold	378,865	$2,985,553	755,704	$5,420,074
Issued as reinvestment of dividends	-	-	138,924	1,054,418
Redeemed	(418,109)	(3,292,511)	(555,005)	(4,045,405)

Net increase (decrease)	(39,244)	$(306,958)	339,623	$2,429,087

Fundamental Growth Fund Class R3
Sold	10,025	$76,844	17,425	$121,648
Issued as reinvestment of dividends	-	-	859	6,315
Redeemed	(3,130)	(24,199)	(37,248)	(267,741)

Net increase (decrease)	6,895	$52,645	(18,964)	$(139,778)

Blue Chip Growth Fund Class I*
Sold	4,880,062	$83,195,870
Issued as reinvestment of dividends	-	-
Redeemed	(352,883)	(6,110,151)

Net increase (decrease)	4,527,179	$77,085,719

Blue Chip Growth Fund Class R5
Sold	11,577,266	$194,756,032	4,774,070	$71,966,885
Issued as reinvestment of dividends	-	-	1,915,215	31,321,296
Redeemed	(6,242,248)	(106,042,139)	(7,427,117)	(110,862,716)

Net increase (decrease)	5,335,018	$88,713,893	(737,832)	$(7,574,535)

Blue Chip Growth Fund Service Class
Sold	773,630	$12,953,828	2,261,924	$34,606,663
Issued as reinvestment of dividends	-	-	695,710	11,315,198
Redeemed	(1,464,896)	(24,580,577)	(1,867,966)	(27,711,399)

Net increase (decrease)	(691,266)	$(11,626,749)	1,089,668	$18,210,462

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Administrative Class
Sold	1,844,280	$30,788,687	2,373,156	$34,566,468
Issued as reinvestment of dividends	-	-	897,231	14,476,149
Redeemed	(1,526,757)	(25,499,099)	(14,008,896)	(211,711,690)

Net increase (decrease)	317,523	$5,289,588	(10,738,509)	$(162,669,073)

Blue Chip Growth Fund Class R4*
Sold	6,219	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	6,219	$100,001

Blue Chip Growth Fund Class A
Sold	920,397	$14,965,992	1,513,088	$22,174,409
Issued as reinvestment of dividends	-	-	745,070	11,708,339
Redeemed	(2,149,355)	(34,495,587)	(2,408,555)	(35,491,198)

Net increase (decrease)	(1,228,958)	$(19,529,595)	(150,397)	$(1,608,450)

Blue Chip Growth Fund Class R3
Sold	1,390	$22,117	4,899	$73,024
Issued as reinvestment of dividends	-	-	4,087	61,904
Redeemed	(122)	(1,853)	(8,122)	(110,909)

Net increase (decrease)	1,268	$20,264	864	$24,019

Growth Opportunities Fund Class I
Sold	12,540,387	$145,270,685	5,643,165	$60,271,604
Issued as reinvestment of dividends	-	-	883,271	9,670,057
Redeemed	(1,265,954)	(14,583,600)	(2,749,643)	(28,845,031)

Net increase (decrease)	11,274,433	$130,687,085	3,776,793	$41,096,630

Growth Opportunities Fund Class R5
Sold	1,109,596	$12,866,051	3,941,978	$38,763,395
Issued as reinvestment of dividends	-	-	2,136,705	23,305,578
Redeemed	(9,904,757)	(115,153,722)	(6,392,009)	(65,433,419)

Net increase (decrease)	(8,795,161)	$(102,287,671)	(313,326)	$(3,364,446)

Growth Opportunities Fund Service Class
Sold	5,611,677	$62,603,603	2,910,350	$28,554,364
Issued as reinvestment of dividends	-	-	542,295	5,832,846
Redeemed	(846,709)	(9,530,440)	(990,047)	(9,928,658)

Net increase (decrease)	4,764,968	$53,073,163	2,462,598	$24,458,552

Growth Opportunities Fund Administrative Class
Sold	2,640,293	$29,341,692	2,839,073	$27,825,233
Issued as reinvestment of dividends	-	-	745,407	7,844,028
Redeemed	(1,295,986)	(14,040,803)	(3,450,391)	(34,361,525)

Net increase (decrease)	1,344,307	$15,300,889	134,089	$1,307,736

Growth Opportunities Fund Class R4*
Sold	9,461	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	9,461	$100,001

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Growth Opportunities Fund Class A
Sold	1,203,328	$12,752,996	4,371,222	$40,469,007
Issued as reinvestment of dividends	-	-	1,230,577	12,468,783
Redeemed	(1,119,488)	(11,712,657)	(1,967,121)	(18,869,030)

Net increase (decrease)	83,840	$1,040,339	3,634,678	$34,068,760

Growth Opportunities Fund Class R3
Sold	9,213	$93,253	282	$2,510
Issued as reinvestment of dividends	-	-	230	2,227
Redeemed	(17)	(181)	(723)	(7,146)

Net increase (decrease)	9,196	$93,072	(211)	$(2,409)

Mid-Cap Value Fund Class I
Sold	869,355	$13,029,071	1,226,302	$15,854,124
Issued as reinvestment of dividends	-	-	56,201	801,273
Redeemed	(617,790)	(9,372,980)	(3,554,034)	(46,127,217)

Net increase (decrease)	251,565	$3,656,091	(2,271,531)	$(29,471,820)

Mid-Cap Value Fund Class R5
Sold	289,325	$4,310,117	1,678,185	$21,705,024
Issued as reinvestment of dividends	-	-	65,122	930,260
Redeemed	(1,655,876)	(24,709,839)	(1,209,943)	(15,992,364)

Net increase (decrease)	(1,366,551)	$(20,399,722)	533,364	$6,642,920

Mid-Cap Value Fund Service Class
Sold	251,632	$3,693,110	69,720	$895,619
Issued as reinvestment of dividends	-	-	1,869	26,694
Redeemed	(66,945)	(1,001,500)	(48,339)	(622,515)

Net increase (decrease)	184,687	$2,691,610	23,250	$299,798

Mid-Cap Value Fund Administrative Class
Sold	30,787	$468,283	77,742	$983,355
Issued as reinvestment of dividends	-	-	2,616	37,582
Redeemed	(220,428)	(3,243,571)	(109,992)	(1,410,424)

Net increase (decrease)	(189,641)	$(2,775,288)	(29,634)	$(389,487)

Mid-Cap Value Fund Class R4*
Sold	6,663	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	6,663	$100,001

Mid-Cap Value Fund Class A
Sold	57,004	$838,084	185,114	$2,384,136
Issued as reinvestment of dividends	-	-	3,033	43,205
Redeemed	(88,936)	(1,336,151)	(168,144)	(2,170,437)

Net increase (decrease)	(31,932)	$(498,067)	20,003	$256,904

Mid-Cap Value Fund Class R3
Sold	396	$5,911	978	$12,116
Issued as reinvestment of dividends	-	-	26	367
Redeemed	(76)	(1,153)	(1,349)	(18,160)

Net increase (decrease)	320	$4,758	(345)	$(5,677)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Class I*
Sold	3,755,407	$57,501,887
Issued as reinvestment of dividends	-	-
Redeemed	(418,042)	(6,334,570)

Net increase (decrease)	3,337,365	$51,167,317

Small Cap Value Equity Fund Class R5
Sold	371,183	$5,481,283	1,473,132	$19,295,976
Issued as reinvestment of dividends	-	-	42,727	617,830
Redeemed	(3,698,906)	(56,639,674)	(3,065,163)	(39,648,458)

Net increase (decrease)	(3,327,723)	$(51,158,391)	(1,549,304)	$(19,734,652)

Small Cap Value Equity Fund Service Class
Sold	58,136	$844,350	231,781	$2,820,930
Issued as reinvestment of dividends	-	-	1,274	18,436
Redeemed	(74,660)	(1,109,541)	(177,968)	(2,290,165)

Net increase (decrease)	(16,524)	$(265,191)	55,087	$549,201

Small Cap Value Equity Fund Administrative Class
Sold	25,792	$380,721	184,114	$2,435,248
Issued as reinvestment of dividends	-	-	605	8,740
Redeemed	(41,656)	(613,746)	(130,783)	(1,635,204)

Net increase (decrease)	(15,864)	$(233,025)	53,936	$808,784

Small Cap Value Equity Fund Class R4*
Sold	6,658	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	6,658	$100,001

Small Cap Value Equity Fund Class A
Sold	37,064	$546,139	174,215	$2,206,629
Issued as reinvestment of dividends	-	-	164	2,362
Redeemed	(61,162)	(890,495)	(220,702)	(2,904,973)

Net increase (decrease)	(24,098)	$(344,356)	(46,323)	$(695,982)

Small Cap Value Equity Fund Class R3*
Sold	6,658	$100,002
Issued as reinvestment of dividends	-	-
Redeemed	- +	(2)

Net increase (decrease)	6,658	$100,000

Small Cap Value Equity Fund Class N***
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(10)	(130)

Net increase (decrease)			(10)	$(130)

Small Company Value Fund Class I
Sold	692,717	$11,439,836	2,679,586	$43,106,993
Issued as reinvestment of dividends	-	-	907,117	14,378,790
Redeemed	(919,053)	(15,181,486)	(1,221,342)	(19,482,041)

Net increase (decrease)	(226,336)	$(3,741,650)	2,365,361	$38,003,742

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Small Company Value Fund Class R5
Sold	483,684	$8,029,018	1,571,627	$24,849,547
Issued as reinvestment of dividends	-	-	1,828,521	29,066,765
Redeemed	(2,654,295)	(44,810,023)	(4,453,914)	(71,881,915)

Net increase (decrease)	(2,170,611)	$(36,781,005)	(1,053,766)	$(17,965,603)

Small Company Value Fund Service Class
Sold	490,456	$8,030,966	577,677	$9,000,768
Issued as reinvestment of dividends	-	-	318,590	5,047,913
Redeemed	(455,873)	(7,411,787)	(590,924)	(9,601,171)

Net increase (decrease)	34,583	$619,179	305,343	$4,447,510

Small Company Value Fund Administrative Class
Sold	180,846	$2,961,939	503,156	$7,935,206
Issued as reinvestment of dividends	-	-	259,768	4,076,915
Redeemed	(639,680)	(10,393,250)	(1,163,936)	(18,208,680)

Net increase (decrease)	(458,834)	$(7,431,311)	(401,012)	$(6,196,559)

Small Company Value Fund Class R4*
Sold	6,146	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	6,146	$100,000

Small Company Value Fund Class A
Sold	126,173	$2,010,658	717,338	$10,957,079
Issued as reinvestment of dividends	-	-	439,630	6,776,343
Redeemed	(456,958)	(7,259,961)	(4,793,082)	(78,026,324)

Net increase (decrease)	(330,785)	$(5,249,303)	(3,636,114)	$(60,292,902)

Small Company Value Fund Class R3
Sold	517	$8,101	720	$10,869
Issued as reinvestment of dividends	-	-	1,498	22,321
Redeemed	(40)	(599)	(463)	(7,302)

Net increase (decrease)	477	$7,502	1,755	$25,888

S&P Mid Cap Index Fund Class I
Sold	3,470,570	$44,167,743	3,626,503	$47,323,245
Issued as reinvestment of dividends	-	-	1,128,317	13,624,924
Redeemed	(923,593)	(11,954,105)	(5,172,556)	(71,590,283)

Net increase (decrease)	2,546,977	$32,213,638	(417,736)	$(10,642,114)

S&P Mid Cap Index Fund Class R5
Sold	171,027	$2,156,652	454,473	$5,889,993
Issued as reinvestment of dividends	-	-	71,836	866,633
Redeemed	(405,379)	(5,163,372)	(63,549)	(829,560)

Net increase (decrease)	(234,352)	$(3,006,720)	462,760	$5,927,066

S&P Mid Cap Index Fund Service Class
Sold	157,293	$1,969,374	228,781	$3,134,419
Issued as reinvestment of dividends	-	-	38,283	460,630
Redeemed	(37,961)	(478,493)	(29,587)	(409,114)

Net increase (decrease)	119,332	$1,490,881	237,477	$3,185,935

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
S&P Mid Cap Index Fund Administrative Class
Sold	676,442	$8,504,550	837,661	$10,704,922
Issued — merger	820,869	10,498,909	-	-
Issued as reinvestment of dividends	-	-	150,904	1,816,197
Redeemed	(93,714)	(1,182,815)	(62,513)	(822,277)

Net increase (decrease)	1,403,597	$17,820,644	926,052	$11,698,842

S&P Mid Cap Index Fund Class L**
Sold	129,514	$1,609,378	690,511	$9,326,127
Issued as reinvestment of dividends	-	-	117,509	1,412,629
Redeemed	(91,804)	(1,152,071)	(38,709)	(525,167)
Redemptions-merger	(822,022)	(10,498,909)	-	-

Net increase (decrease)	(784,312)	$(10,041,602)	769,311	$10,213,589

S&P Mid Cap Index Fund Class R4*
Sold	7,831	$100,005
Issued as reinvestment of dividends	-+	-
Redeemed	-	(4)

Net increase (decrease)	7,831	$100,001

S&P Mid Cap Index Fund Class A
Sold	1,018,835	$12,878,627	695,254	$8,906,174
Issued as reinvestment of dividends	-	-	106,038	1,276,101
Redeemed	(75,198)	(943,923)	(90,596)	(1,211,505)

Net increase (decrease)	943,637	$11,934,704	710,696	$8,970,770

S&P Mid Cap Index Fund Class R3*
Sold	7,831	$100,002
Redeemed	- +	(2)

Net increase (decrease)	7,831	$100,000

Russell 2000 Small Cap Index Fund Class I
Sold	1,759,595	$22,891,245	2,688,800	$35,172,674
Issued as reinvestment of dividends	-	-	769,158	9,782,190
Redeemed	(2,126,860)	(27,817,495)	(4,449,855)	(59,933,988)

Net increase (decrease)	(367,265)	$(4,926,250)	(991,897)	$(14,979,124)

Russell 2000 Small Cap Index Fund Class R5
Sold	263,925	$3,333,979	925,327	$12,168,221
Issued as reinvestment of dividends	-	-	126,651	1,607,287
Redeemed	(638,807)	(8,193,385)	(70,463)	(951,307)

Net increase (decrease)	(374,882)	$(4,859,406)	981,515	$12,824,201

Russell 2000 Small Cap Index Fund Service Class
Sold	253,599	$3,308,856	756,333	$10,527,755
Issued as reinvestment of dividends	-	-	108,326	1,371,512
Redeemed	(31,210)	(402,836)	(800,669)	(10,529,474)

Net increase (decrease)	222,389	$2,906,020	63,990	$1,369,793

Russell 2000 Small Cap Index Fund Administrative Class
Sold	630,774	$8,086,667	527,847	$6,563,979
Issued — merger	568,246	7,694,053	-	-
Issued as reinvestment of dividends	-	-	72,422	919,646
Redeemed	(80,721)	(1,053,676)	(38,270)	(511,299)

Net increase (decrease)	1,118,299	$14,727,044	561,999	$6,972,326

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Russell 2000 Small Cap Index Fund Class L**
Sold	151,470	$1,967,808	387,270	$5,210,333
Issued as reinvestment of dividends	-	-	54,722	692,058
Redeemed	(18,994)	(252,140)	(20,068)	(270,872)
Redemptions-merger	(570,377)	(7,694,053)	-	-

Net increase (decrease)	(437,901)	$(5,978,385)	421,924	$5,631,519

Russell 2000 Small Cap Index Fund Class R4*
Sold	7,536	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	7,536	$100,001

Russell 2000 Small Cap Index Fund Class A
Sold	596,580	$7,811,522	400,089	$5,045,763
Issued as reinvestment of dividends	-	-	51,213	648,582
Redeemed	(201,574)	(2,598,939)	(39,610)	(519,903)

Net increase (decrease)	395,006	$5,212,583	411,692	$5,174,442

Russell 2000 Small Cap Index Fund Class R3*
Sold	7,536	$100,002
Issued as reinvestment of dividends	-	-
Redeemed	- +	(2)

Net increase (decrease)	7,536	$100,000

Mid Cap Growth Equity II Fund Class I
Sold	2,553,343	$48,076,513	4,445,998	$77,333,692
Issued as reinvestment of dividends	-	-	1,620,418	28,897,423
Redeemed	(963,652)	(18,244,548)	(2,188,296)	(38,659,382)

Net increase (decrease)	1,589,691	$29,831,965	3,878,120	$67,571,733

Mid Cap Growth Equity II Fund Class R5
Sold	2,553,858	$47,869,365	4,206,849	$74,898,543
Issued as reinvestment of dividends	-	-	3,186,422	56,638,118
Redeemed	(1,713,380)	(32,169,063)	(6,817,344)	(118,841,020)

Net increase (decrease)	840,478	$15,700,302	575,927	$12,695,641

Mid Cap Growth Equity II Fund Service Class
Sold	1,400,811	$25,928,922	2,627,288	$45,398,829
Issued as reinvestment of dividends	-	-	1,552,676	27,213,847
Redeemed	(2,381,469)	(44,190,634)	(3,374,592)	(60,287,752)

Net increase (decrease)	(980,658)	$(18,261,712)	805,372	$12,324,924

Mid Cap Growth Equity II Fund Administrative Class
Sold	1,262,813	$22,794,759	1,921,072	$32,598,699
Issued as reinvestment of dividends	-	-	2,275,984	38,826,831
Redeemed	(2,571,511)	(46,146,794)	(4,600,136)	(78,197,967)

Net increase (decrease)	(1,308,698)	$(23,352,035)	(403,080)	$(6,772,437)

Mid Cap Growth Equity II Fund Class R4*
Sold	5,757	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	5,757	$100,001

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Mid Cap Growth Equity II Fund Class A
Sold	747,824	$12,902,482	1,331,338	$21,542,129
Issued as reinvestment of dividends	-	-	2,187,780	35,689,859
Redeemed	(1,996,414)	(34,271,960)	(8,592,180)	(143,642,525)

Net increase (decrease)	(1,248,590)	$(21,369,478)	(5,073,062)	$(86,410,537)

Mid Cap Growth Equity II Fund Class R3
Sold	36,918	$614,795	18,065	$284,395
Issued as reinvestment of dividends	-	-	14,897	231,834
Redeemed	(6,156)	(100,915)	(51,255)	(825,131)

Net increase (decrease)	30,762	$513,880	(18,293)	$(308,902)

Small Cap Growth Equity Fund Class I
Sold	16,782,484	$328,702,389	3,987,350	$72,104,147
Issued as reinvestment of dividends	-	-	1,882,886	34,384,646
Redeemed	(2,489,781)	(47,172,879)	(2,383,876)	(45,505,297)

Net increase (decrease)	14,292,703	$281,529,510	3,486,360	$60,983,496

Small Cap Growth Equity Fund Class R5
Sold	1,432,384	$27,122,906	4,723,077	$86,633,321
Issued as reinvestment of dividends	-	-	4,627,400	84,174,946
Redeemed	(19,489,939)	(377,708,976)	(9,165,858)	(167,955,425)

Net increase (decrease)	(18,057,555)	$(350,586,070)	184,619	$2,852,842

Small Cap Growth Equity Fund Service Class
Sold	528,701	$9,814,795	954,284	$17,058,243
Issued as reinvestment of dividends	-	-	675,316	11,953,451
Redeemed	(2,616,231)	(49,108,112)	(1,382,119)	(25,084,607)

Net increase (decrease)	(2,087,530)	$(39,293,317)	247,481	$3,927,087

Small Cap Growth Equity Fund Administrative Class
Sold	118,061	$2,080,493	494,669	$8,538,545
Issued as reinvestment of dividends	-	-	382,194	6,568,617
Redeemed	(660,471)	(11,892,383)	(1,960,453)	(35,193,089)

Net increase (decrease)	(542,410)	$(9,811,890)	(1,083,590)	$(20,085,927)

Small Cap Growth Equity Fund Class R4*
Sold	5,841	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	5,841	$100,000

Small Cap Growth Equity Fund Class A
Sold	271,855	$4,615,012	701,267	$11,723,841
Issued as reinvestment of dividends	-	-	706,736	11,526,808
Redeemed	(910,469)	(15,484,099)	(1,568,491)	(26,157,725)

Net increase (decrease)	(638,614)	$(10,869,087)	(160,488)	$(2,907,076)

Small Cap Growth Equity Fund Class R3
Sold	912	$14,591	13,566	$212,148
Issued as reinvestment of dividends	-	-	6,210	95,810
Redeemed	(11,986)	(181,682)	(20,290)	(308,976)

Net increase (decrease)	(11,074)	$(167,091)	(514)	$(1,018)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Small Company Growth Fund Class I*
Sold	1,460,488	$18,729,548
Issued as reinvestment of dividends	-	-
Redeemed	(144,228)	(1,812,772)

Net increase (decrease)	1,316,260	$16,916,776

Small Company Growth Fund Class R5
Sold	344,540	$4,373,950	870,306	$11,065,960
Issued as reinvestment of dividends	-	-	551,874	6,616,967
Redeemed	(1,953,257)	(24,873,241)	(1,595,834)	(20,870,800)

Net increase (decrease)	(1,608,717)	$(20,499,291)	(173,654)	$(3,187,873)

Small Company Growth Fund Service Class
Sold	24,876	$309,699	13,309	$179,643
Issued as reinvestment of dividends	-	-	37,214	443,586
Redeemed	(1,514)	(18,733)	(9,323)	(126,553)

Net increase (decrease)	23,362	$290,966	41,200	$496,676

Small Company Growth Fund Administrative Class
Sold	43,154	$528,741	87,787	$1,105,663
Issued as reinvestment of dividends	-	-	69,848	814,425
Redeemed	(76,575)	(926,373)	(278,370)	(3,271,502)

Net increase (decrease)	(33,421)	$(397,632)	(120,735)	$(1,351,414)

Small Company Growth Fund Class R4*
Sold	8,417	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,417	$100,000

Small Company Growth Fund Class A
Sold	33,804	$402,203	102,985	$1,259,026
Issued as reinvestment of dividends	-	-	138,248	1,551,144
Redeemed	(100,857)	(1,148,396)	(231,653)	(2,838,603)

Net increase (decrease)	(67,053)	$(746,193)	9,580	$(28,433)

Small Company Growth Fund Class R3*
Sold	8,418	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,418	$100,000

Small Company Growth Fund Class N****
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(14,944)	(180,354)

Net increase (decrease)			(14,944)	$(180,354)

Diversified International Fund Class I*
Sold	8,254,789	$63,043,510
Issued as reinvestment of dividends	-	-
Redeemed	(711,004)	(5,541,765)

Net increase (decrease)	7,543,785	$57,501,745

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Diversified International Fund Class R5
Sold	2,868,540	$21,785,914	4,191,134	$29,641,386
Issued as reinvestment of dividends	-	-	495,046	3,639,926
Redeemed	(8,867,480)	(67,389,853)	(6,874,311)	(47,840,472)

Net increase (decrease)	(5,998,940)	$(45,603,939)	(2,188,131)	$(14,559,160)

Diversified International Fund Service Class
Sold	379	$2,954	848	$6,155
Issued as reinvestment of dividends	-	-	273	2,053
Redeemed	(2)	(17)	(2)	(12)

Net increase (decrease)	377	$2,937	1,119	$8,196

Diversified International Fund Administrative Class
Sold	11,616	$94,380	145	$1,054
Issued as reinvestment of dividends	-	-	33	248
Redeemed	(259)	(2,056)	(1,257)	(8,982)

Net increase (decrease)	11,357	$92,324	(1,079)	$(7,680)

Diversified International Fund Class R4*
Sold	13,280	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	13,280	$100,000

Diversified International Fund Class A
Sold	9,811	$71,008	59,401	$430,182
Issued as reinvestment of dividends	-	-	1,868	13,693
Redeemed	(43,194)	(332,154)	(70,214)	(508,157)

Net increase (decrease)	(33,383)	$(261,146)	(8,945)	$(64,282)

Diversified International Fund Class R3*
Sold	13,280	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	13,280	$100,000

MSCI EAFE International Index Fund Class I
Sold	2,852,216	$39,219,143	5,788,938	$74,798,065
Issued as reinvestment of dividends	-	-	842,008	10,874,483
Redeemed	(1,768,260)	(24,558,104)	(3,814,510)	(51,137,996)

Net increase (decrease)	1,083,956	$14,661,039	2,816,436	$34,534,552

MSCI EAFE International Index Fund Class R5
Sold	51,159	$698,871	801,347	$10,268,989
Issued as reinvestment of dividends	-	-	47,145	608,464
Redeemed	(575,903)	(7,976,631)	(87,008)	(1,139,815)

Net increase (decrease)	(524,744)	$(7,277,760)	761,484	$9,737,638

MSCI EAFE International Index Fund Service Class
Sold	327,694	$4,431,890	22,370	$296,697
Issued as reinvestment of dividends	-	-	1,717	22,144
Redeemed	(8,667)	(118,556)	(7,031)	(96,882)

Net increase (decrease)	319,027	$4,313,334	17,056	$221,959

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
MSCI EAFE International Index Fund Administrative Class
Sold	133,282	$1,805,181	361,389	$4,519,137
Issued — merger	227,690	2,996,406	-	-
Issued as reinvestment of dividends	-	-	19,448	250,948
Redeemed	(39,776)	(540,271)	(61,083)	(803,182)

Net increase (decrease)	321,196	$4,261,316	319,754	$3,966,903

MSCI EAFE International Index Fund Class L**
Sold	107,602	$1,427,946	140,585	$1,848,685
Issued as reinvestment of dividends	-	-	8,503	109,492
Redeemed	(27,237)	(367,232)	(11,859)	(161,215)
Redemptions-merger	(228,251)	(2,996,406)	-	-

Net increase (decrease)	(147,886)	$(1,935,692)	137,229	$1,796,962

MSCI EAFE International Index Fund Class R4*
Sold	7,391	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	7,391	$100,001

MSCI EAFE International Index Fund Class A
Sold	195,207	$2,651,152	245,455	$3,122,914
Issued as reinvestment of dividends	-	-	13,863	178,634
Redeemed	(13,961)	(188,670)	(26,682)	(349,998)

Net increase (decrease)	181,246	$2,462,482	232,636	$2,951,550

MSCI EAFE International Index Fund Class R3*
Sold	7,391	$100,002
Issued as reinvestment of dividends	-	-
Redeemed	- +	(2)

Net increase (decrease)	7,391	$100,000

Overseas Fund Class I
Sold	5,662,372	$51,504,629	5,154,282	$42,836,489
Issued as reinvestment of dividends	-	-	764,562	6,192,954
Redeemed	(3,040,446)	(27,743,472)	(9,689,230)	(80,115,652)

Net increase (decrease)	2,621,926	$23,761,157	(3,770,386)	$(31,086,209)

Overseas Fund Class R5
Sold	1,331,108	$11,987,147	3,014,588	$25,163,124
Issued as reinvestment of dividends	-	-	491,633	3,987,151
Redeemed	(4,022,699)	(36,896,640)	(2,970,552)	(24,288,994)

Net increase (decrease)	(2,691,591)	$(24,909,493)	535,669	$4,861,281

Overseas Fund Service Class
Sold	925,419	$8,389,932	2,106,989	$16,862,758
Issued as reinvestment of dividends	-	-	231,583	1,868,875
Redeemed	(1,782,921)	(15,627,229)	(1,855,019)	(15,824,719)

Net increase (decrease)	(857,502)	$(7,237,297)	483,553	$2,906,914

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Overseas Fund Administrative Class
Sold	668,188	$6,040,842	1,369,000	$11,339,748
Issued as reinvestment of dividends	-	-	51,510	419,289
Redeemed	(388,654)	(3,565,560)	(2,117,812)	(17,059,255)

Net increase (decrease)	279,534	$2,475,282	(697,302)	$(5,300,218)

Overseas Fund Class R4*
Sold	11,364	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	11,364	$100,001

Overseas Fund Class A
Sold	916,802	$8,071,094	1,086,852	$8,887,577
Issued as reinvestment of dividends	-	-	151,696	1,207,500
Redeemed	(376,205)	(3,337,449)	(1,766,584)	(14,600,220)

Net increase (decrease)	540,597	$4,733,645	(528,036)	$(4,505,143)

Overseas Fund Class R3
Sold	9,796	$82,572	13,162	$103,171
Issued as reinvestment of dividends	-	-	1,808	14,208
Redeemed	(47,078)	(411,407)	(5,949)	(47,508)

Net increase (decrease)	(37,282)	$(328,835)	9,021	$69,871

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.
***	Class N shares were eliminated as of June 18, 2013.
****	Class N shares were eliminated as of August 27, 2013.
+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the period ended June 30, 2014, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the period ended June 30, 2014, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At June 30, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$1,876,384,971	$48,704,112	$(13,796,846)	$34,907,266
Strategic Bond Fund	190,481,605	7,567,391	(1,346,738)	6,220,653
Diversified Value Fund	281,016,248	99,183,913	(1,134,534)	98,049,379

Notes to Financial Statements (Unaudited) (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Fundamental Value Fund	$1,095,127,504	$500,666,701	$(4,763,362)	$495,903,339
Large Cap Value Fund	405,315,204	84,397,980	(3,799,482)	80,598,498
S&P 500 Index Fund	2,033,890,973	1,362,204,642	(44,672,650)	1,317,531,992
Focused Value Fund	676,558,898	256,510,741	-	256,510,741
Fundamental Growth Fund	124,078,198	24,477,134	(690,306)	23,786,828
Blue Chip Growth Fund	923,164,060	408,766,454	(1,790,954)	406,975,500
Growth Opportunities Fund	699,754,467	313,714,687	(9,039,653)	304,675,034
Mid-Cap Value Fund	136,356,350	23,816,572	(888,997)	22,927,575
Small Cap Value Equity Fund	116,424,206	45,680,911	(1,259,220)	44,421,691
Small Company Value Fund	378,723,406	153,349,487	(8,791,438)	144,558,049
S&P Mid Cap Index Fund	180,112,448	32,911,590	(1,608,056)	31,303,534
Russell 2000 Small Cap Index Fund	137,342,624	22,793,027	(2,854,238)	19,938,789
Mid Cap Growth Equity II Fund	1,424,781,613	654,544,220	(19,506,498)	635,037,722
Small Cap Growth Equity Fund	827,094,908	179,908,266	(13,413,088)	166,495,178
Small Company Growth Fund	60,210,746	6,857,669	(2,417,231)	4,440,438
Diversified International Fund	171,314,746	22,508,713	(3,216,738)	19,291,975
MSCI EAFE International Index Fund	202,109,132	49,222,656	(2,429,173)	46,793,483
Overseas Fund	579,345,668	117,019,038	(6,887,445)	110,131,593

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Strategic Bond Fund	$-	$4,220,698	$-
Diversified Value Fund	-	81,826,120	-
Mid-Cap Value Fund	-	13,105,064	-
Small Cap Value Equity Fund	-	17,916,362	-
Diversified International Fund	12,970,723	62,822,946	511,296
Overseas Fund	-	95,910,358	-

At December 31, 2013, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
PIMCO Total Return Fund	$2,258,225	$-
Strategic Bond Fund	2,583,518	2,001,034
Diversified International Fund	2,601,255	-

Net capital loss carryforwards for the Funds shown in the above table are from post-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Unaudited) (Continued)

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2014, post-October capital losses:

Post-October Loss
PIMCO Total Return Fund	$8,829,013
Strategic Bond Fund	650,955
S&P 500 Index Fund	5,043,073
Diversified International Fund	2,909,269

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2014, late year ordinary losses:

Amount
Diversified International Fund	$168,951

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
PIMCO Total Return Fund	$35,128,993	$2,567,349	$-
Strategic Bond Fund	5,681,025	-	-
Diversified Value Fund	4,218,771	-	-
Fundamental Value Fund	21,355,025	102,568,839	-
Large Cap Value Fund	33,877,314	396,559	-
S&P 500 Index Fund	52,292,203	22,416,099	-
Focused Value Fund	22,188,930	71,033,388	-
Fundamental Growth Fund	1,688,612	3,936,097	-
Blue Chip Growth Fund	303,436	68,579,450	-
Growth Opportunities Fund	68,924	59,054,791	-
Mid-Cap Value Fund	1,839,381	-	-
Small Cap Value Equity Fund	647,368	-	-
Small Company Value Fund	11,512,856	47,856,222	-
S&P Mid Cap Index Fund	4,150,699	15,356,819	-
Russell 2000 Small Cap Index Fund	7,329,705	9,585,552	-
Mid Cap Growth Equity II Fund	10,398,563	177,099,895	-
Small Cap Growth Equity Fund	59,219,448	89,484,835	-
Small Company Growth Fund	-	9,426,159	-
Diversified International Fund	3,650,196	-	5,725
MSCI EAFE International Index Fund	6,284,526	5,788,897	-
Overseas Fund	13,690,370	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2013:

Amount
Diversified International Fund	$140,395
MSCI EAFE International Index Fund	146,901
Overseas Fund	413,731

Notes to Financial Statements (Unaudited) (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$1,315,390	$(2,258,225)	$(9,224,376)	$21,536,414
Strategic Bond Fund	170,413	(8,805,249)	(680,013)	(150,064)
Diversified Value Fund	1,120,983	(81,826,120)	(94,049)	105,230,603
Fundamental Value Fund	451,618	27,804,335	(297,497)	451,497,458
Large Cap Value Fund	2,404,914	5,408,212	(219,202)	85,608,098
S&P 500 Index Fund	-	-	(5,605,440)	1,112,288,393
Focused Value Fund	-	17,723,068	(183,073)	299,750,480
Fundamental Growth Fund	38,999	1,382,038	(17,906)	29,346,413
Blue Chip Growth Fund	-	-	(219,355)	416,794,723
Growth Opportunities Fund	-	12,019,436	(118,560)	297,160,316
Mid-Cap Value Fund	149,204	(13,105,064)	(33,469)	26,758,447
Small Cap Value Equity Fund	20,806	(17,916,362)	(27,282)	47,693,781
Small Company Value Fund	253,019	5,170,681	(136,580)	151,870,435
S&P Mid Cap Index Fund	280,924	492,921	(6,191)	22,655,443
Russell 2000 Small Cap Index Fund	279,077	2,813,216	(5,552)	24,125,247
Mid Cap Growth Equity II Fund	8,017,522	19,855,721	(365,849)	619,583,870
Small Cap Growth Equity Fund	5,596,405	19,569,703	(182,809)	236,515,376
Small Company Growth Fund	-	1,326,317	(21,959)	6,147,293
Diversified International Fund	-	(78,906,220)	(3,115,248)	26,311,012
MSCI EAFE International Index Fund	63,545	177,931	(8,511)	41,215,646
Overseas Fund	13,566,369	(95,910,358)	(175,620)	129,113,343

The Funds did not have any unrecognized tax benefits at June 30, 2014, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve

Notes to Financial Statements (Unaudited) (Continued)

the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9. Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10. Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to June 30, 2014, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective August 20, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC replaced Columbia Management Investment Advisers, LLC as a co-subadviser to the Large Cap Value Fund.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2014, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements, as applicable, (collectively, the “Contracts”) for each of the PIMCO Total Return Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, Large Cap Value Fund, S&P 500 Index Fund, Focused Value Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund. The Committee and the Independent Trustees also considered and approved a new Subadvisory agreement with Jackson Square Partners, LLC for the Growth Opportunities Fund that became effective on May 1, 2014. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers, noting that prior to April 1, 2014, MassMutual, of which MML Advisers is a wholly-owned subsidiary, served as the investment adviser to the Funds.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed

Other Information (Unaudited) (Continued)

with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2013. The three-year periods do not apply for any Fund that does not yet have a three-year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of ten of the Funds, expense information showed the Funds to be in the first or second quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods (or for the most recent one-year period, where a Fund did not yet have a three-year period of performance). These Funds included the Diversified Value Fund, Focused Value Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid Cap Growth Equity II Fund, Small Cap Value Equity Fund, Small Cap Growth Equity Fund, and Overseas Fund, and for the one year period, the MSCI EAFE International Index Fund and the S&P 500 Index Fund (in the case of the S&P 500 Index Fund, reflecting that the share class used does not have a three-year performance record). The Committee also considered that the Fundamental Value Fund had expenses in the second quartile, and had performance that improved from the three-year period to the one-year period from the 71st percentile to the 48th percentile. The Committee considered that further inquiry was not required in light of the substantial improvement in the Fund’s performance. The Committee also considered that the advisory fee breakpoints of the Growth Opportunities Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Overseas Fund, and Fundamental Value Fund had recently been revised.

The Committee considered information regarding the Funds that had underperformed in recent periods compared to their peers. The Committee considered that each of the Funds had relatively favorable expenses, second quartile, but had achieved unfavorable relative performance.

•	PIMCO Total Return Fund – MML Advisers noted that the Fund’s performance has been affected by the same widely-reported factors that have affected PIMCO’s retail funds, and that the Fund is currently under review by MML Advisers in light of the well-known internal developments at PIMCO and the firm’s continuing underperformance. MML Advisers noted that the subadviser’s strategy has a favorable long-term performance history and remains an attractive offering for many investors desiring the PIMCO product in a relatively favorable expense structure.

•	Large Cap Value Fund – MML Advisers reminded the Committee that this Fund had achieved unfavorable long-term performance under its previous subadviser, who was replaced at the end of 2012 by a pair of new subadvisers, Huber Capital Management, LLC and Columbia Management Investment Advisers, LLC (“Columbia Management”). MML Advisers reported that the Fund’s performance had “stabilized” to approximately the median of its category for the 2013 calendar year, and that MML Advisers is confident in the ability of the new subadvisers to continue to improve performance. MML Advisers noted that Columbia Management remains under heightened review in light of the recent departure of its lead portfolio manager for the Fund, and that MML Advisers may recommend a subadvisory change away from Columbia Management as a result. The Committee considered that the Fund’s advisory fee breakpoints had recently been revised.

•	Fundamental Growth Fund – The Committee considered that the Fund has only been managed according to its current strategy for a relatively short time, since early 2012. MML Advisers noted that the Fund underperformed due to the subadviser’s value bias, which led to underperformance in the recent momentum- and growth-driven market. The Committee considered MML Advisers’ statement that it continues to have strong confidence in the Fund’s subadviser and portfolio management team.

•	S&P Mid Cap Index Fund – The Committee considered MML Advisers’ statement that the Fund provides investors a relatively low-cost (50th comparative percentile) index-based option in the mid-cap space, and that the Fund’s index tracking error after expenses is well within an acceptable range.

•	Small Company Growth Fund – The Committee considered that the Fund had undergone a change in subadvisers in the latter half of 2013, and that the Fund’s underperformance – 81st and 68th comparative percentiles for the one- and three- year periods – was due to the Fund’s prior subadvisers. The Committee considered MML Advisers’ statements that the appointment of the new subadviser has the potential to result in a rapid improvement in performance.

Other Information (Unaudited) (Continued)

•	Diversified International Fund – The Committee considered MML Advisers’ statement that the Fund’s comparative performance has improved significantly since the appointment of its current subadviser in 2011, achieving for the one-year period performance in the 54th comparative percentile, up from the 80th percentile for the three-year period. MML Advisers stated that it has strong confidence in the ability of the new subadviser to continue to improve the Fund’s relative performance, although MML Advisers is uncertain whether the improvement will occur quickly enough to permit the Fund to grow significantly. The Committee considered that the Fund’s advisory fee breakpoints had recently been revised.

The Committee considered information regarding the Funds that had underperformed in recent periods compared to their peers, and that had expenses in the third comparative quartile. The Committee noted that each Fund’s advisory fee was at or below the median of its peers.

•	Strategic Bond Fund – The Committee considered MML Advisers’ statement that it has a high degree of conviction in the Fund’s subadviser, and MML Advisers’ favorable view of the subadviser’s long-term performance record, including the Fund’s three-year performance in the second comparative quartile. The Committee considered that the Fund’s advisory fee breakpoints had recently been revised.

•	Mid-Cap Value Fund – MML Advisers noted that performance was in the third comparative quartile for the one- and three-year periods (60th and 58th comparative percentiles, respectively), due in part to the nature of the subadvisers’ value-oriented strategies.

•	Small Company Value Fund – The Committee considered MML Advisers’ statements that, although the Fund is classified as a “core” offering by the Third-Party, the Fund’s subadvisers have a strong value orientation, and that orientation has resulted in relative underperformance in the recent momentum- and growth-driven markets. The Committee considered MML Advisers’ statement that it continues to have strong confidence in the Fund’s subadvisers in pursuing the Fund’s strategy.

•	Russell 2000 Small Cap Index Fund – The Committee considered MML Advisers’ statement that the Fund provides investors a relatively low-cost index-based option in the small-cap space, and that the Fund’s index tracking error after expenses is well within an acceptable range.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2014:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
PIMCO Total Return Fund
Class I	$1,000	0.40%	$1,032.60	$2.02	$1,022.80	$2.01
Class R5	1,000	0.53%	1,032.70	2.67	1,022.20	2.66
Service Class	1,000	0.64%	1,031.60	3.22	1,021.60	3.21
Administrative Class	1,000	0.73%	1,031.80	3.68	1,021.20	3.66
Class R4	1,000	0.85%	1,030.60	4.28	1,020.60	4.26
Class A†,**	1,000	0.95%	1,018.50	2.39	1,020.10	4.76
Class R3	1,000	1.10%	1,029.80	5.54	1,019.30	5.51

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I†,**	$1,000	0.48%	$1,030.70	$1.22	$1,022.40	$2.41
Class R5	1,000	0.66%	1,058.00	3.37	1,021.50	3.31
Service Class	1,000	0.71%	1,058.00	3.62	1,021.30	3.56
Administrative Class	1,000	0.84%	1,058.10	4.29	1,020.60	4.21
Class R4†,**	1,000	0.93%	1,028.80	2.35	1,020.20	4.66
Class A	1,000	1.09%	1,056.10	5.56	1,019.40	5.46
Class R3	1,000	1.31%	1,055.40	6.68	1,018.30	6.56
Diversified Value Fund
Class I†,**	1,000	0.54%	1,041.00	1.37	1,022.10	2.71
Class R5	1,000	0.61%	1,066.40	3.13	1,021.80	3.06
Service Class	1,000	0.71%	1,066.30	3.64	1,021.30	3.56
Administrative Class	1,000	0.82%	1,065.30	4.20	1,020.70	4.11
Class R4†,**	1,000	0.99%	1,040.40	2.52	1,019.90	4.96
Class A	1,000	1.09%	1,064.20	5.58	1,019.40	5.46
Class R3	1,000	1.32%	1,062.50	6.75	1,018.20	6.61
Fundamental Value Fund
Class I	1,000	0.61%	1,063.20	3.12	1,021.80	3.06
Class R5	1,000	0.76%	1,063.00	3.89	1,021.00	3.81
Service Class	1,000	0.83%	1,062.50	4.24	1,020.70	4.16
Administrative Class	1,000	0.95%	1,062.30	4.86	1,020.10	4.76
Class R4†,**	1,000	1.07%	1,044.40	2.73	1,019.50	5.36
Class A	1,000	1.20%	1,060.60	6.13	1,018.80	6.01
Class R3	1,000	1.42%	1,059.50	7.25	1,017.80	7.10
Large Cap Value Fund
Class I†,**	1,000	0.63%	1,036.30	1.60	1,021.70	3.16
Class R5	1,000	0.74%	1,053.80	3.77	1,021.10	3.71
Service Class	1,000	0.83%	1,053.70	4.23	1,020.70	4.16
Administrative Class	1,000	0.96%	1,052.90	4.89	1,020.00	4.81
Class R4†,**	1,000	1.08%	1,035.50	2.74	1,019.40	5.41
Class A	1,000	1.21%	1,051.90	6.16	1,018.80	6.06
Class R3	1,000	1.43%	1,050.50	7.27	1,017.70	7.15
S&P 500 Index Fund
Class I	1,000	0.10%	1,070.60	0.51	1,024.30	0.50
Class R5	1,000	0.21%	1,070.50	1.08	1,023.80	1.05
Service Class	1,000	0.39%	1,069.20	2.00	1,022.90	1.96
Administrative Class	1,000	0.46%	1,068.80	2.36	1,022.50	2.31
Class R4	1,000	0.64%	1,067.50	3.28	1,021.60	3.21
Class A†,**	1,000	0.72%	1,050.60	1.84	1,021.20	3.61
Class R3	1,000	0.91%	1,066.90	4.66	1,020.30	4.56
Focused Value Fund
Class I	1,000	0.70%	1,066.00	3.59	1,021.30	3.51
Class R5	1,000	0.81%	1,065.40	4.15	1,020.80	4.06
Service Class	1,000	0.91%	1,064.80	4.66	1,020.30	4.56
Administrative Class	1,000	1.04%	1,063.90	5.32	1,019.60	5.21
Class R4†,**	1,000	1.18%	1,072.80	3.05	1,018.90	5.91
Class A	1,000	1.29%	1,062.80	6.60	1,018.40	6.46
Class R3	1,000	1.51%	1,061.50	7.72	1,017.30	7.55

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Growth Fund
Class I†,**	$1,000	0.70%	$1,029.70	$1.77	$1,021.30	$3.51
Class R5	1,000	0.80%	1,039.50	4.05	1,020.80	4.01
Service Class	1,000	0.90%	1,038.80	4.55	1,020.30	4.51
Administrative Class	1,000	1.02%	1,036.90	5.15	1,019.70	5.11
Class R4†,**	1,000	1.15%	1,028.90	2.91	1,019.10	5.76
Class A	1,000	1.27%	1,036.80	6.41	1,018.50	6.36
Class R3	1,000	1.49%	1,034.00	7.51	1,017.40	7.45
Blue Chip Growth Fund
Class I†,**	1,000	0.66%	1,042.40	1.68	1,021.50	3.31
Class R5	1,000	0.76%	1,030.10	3.83	1,021.00	3.81
Service Class	1,000	0.84%	1,029.70	4.23	1,020.60	4.21
Administrative Class	1,000	0.97%	1,029.30	4.88	1,020.00	4.86
Class R4†,**	1,000	1.11%	1,041.00	2.82	1,019.30	5.56
Class A	1,000	1.20%	1,028.30	6.03	1,018.80	6.01
Class R3	1,000	1.43%	1,026.80	7.19	1,017.70	7.15
Growth Opportunities Fund
Class I	1,000	0.71%	1,034.10	3.58	1,021.30	3.56
Class R5	1,000	0.83%	1,033.40	4.18	1,020.70	4.16
Service Class	1,000	0.93%	1,033.00	4.69	1,020.20	4.66
Administrative Class	1,000	1.05%	1,032.80	5.29	1,019.60	5.26
Class R4†,**	1,000	1.18%	1,030.30	2.99	1,018.90	5.91
Class A	1,000	1.30%	1,031.30	6.55	1,018.30	6.51
Class R3	1,000	1.47%	1,030.70	7.40	1,017.50	7.35
Mid-Cap Value Fund
Class I	1,000	0.77%	1,070.20	3.95	1,021.00	3.86
Class R5	1,000	0.86%	1,069.30	4.41	1,020.50	4.31
Service Class	1,000	0.97%	1,069.30	4.98	1,020.00	4.86
Administrative Class	1,000	1.09%	1,067.50	5.59	1,019.40	5.46
Class R4†,**	1,000	1.23%	1,044.60	3.13	1,018.70	6.16
Class A	1,000	1.34%	1,067.40	6.87	1,018.10	6.71
Class R3	1,000	1.56%	1,066.30	7.99	1,017.10	7.80
Small Cap Value Equity Fund
Class I†,**	1,000	0.80%	1,013.90	2.01	1,020.80	4.01
Class R5	1,000	0.87%	1,024.80	4.37	1,020.50	4.36
Service Class	1,000	0.97%	1,024.80	4.87	1,020.00	4.86
Administrative Class	1,000	1.10%	1,023.50	5.52	1,019.30	5.51
Class R4†,**	1,000	1.25%	1,012.60	3.14	1,018.60	6.26
Class A	1,000	1.35%	1,022.90	6.77	1,018.10	6.76
Class R3†,**	1,000	1.50%	1,012.00	3.76	1,017.40	7.50
Small Company Value Fund
Class I	1,000	0.88%	1,054.40	4.48	1,020.40	4.41
Class R5	1,000	1.02%	1,053.60	5.19	1,019.70	5.11
Service Class	1,000	1.09%	1,053.20	5.55	1,019.40	5.46
Administrative Class	1,000	1.22%	1,051.80	6.21	1,018.70	6.11
Class R4†,**	1,000	1.34%	1,028.30	3.39	1,018.10	6.71
Class A	1,000	1.46%	1,050.90	7.42	1,017.60	7.30
Class R3	1,000	1.69%	1,050.10	8.59	1,016.40	8.45

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
S&P Mid Cap Index Fund
Class I	$1,000	0.19%	$1,073.00	$0.98	$1,023.90	$0.95
Class R5	1,000	0.29%	1,072.20	1.49	1,023.40	1.45
Service Class	1,000	0.44%	1,071.60	2.26	1,022.60	2.21
Administrative Class	1,000	0.54%	1,071.60	2.77	1,022.10	2.71
Class R4†,**	1,000	0.69%	1,041.50	1.76	1,021.40	3.46
Class A	1,000	0.81%	1,070.00	4.16	1,020.80	4.06
Class R3†,**	1,000	0.94%	1,040.70	2.39	1,020.10	4.71
Russell 2000 Small Cap Index Fund
Class I	1,000	0.19%	1,031.10	0.96	1,023.90	0.95
Class R5	1,000	0.29%	1,030.30	1.46	1,023.40	1.45
Service Class	1,000	0.45%	1,029.60	2.26	1,022.60	2.26
Administrative Class	1,000	0.55%	1,029.60	2.77	1,022.10	2.76
Class R4†,**	1,000	0.70%	1,018.80	1.76	1,021.30	3.51
Class A	1,000	0.82%	1,028.10	4.12	1,020.70	4.11
Class R3†,**	1,000	0.95%	1,018.10	2.39	1,020.10	4.76
Mid Cap Growth Equity II Fund
Class I	1,000	0.74%	1,068.90	3.80	1,021.10	3.71
Class R5	1,000	0.85%	1,068.10	4.36	1,020.60	4.26
Service Class	1,000	0.95%	1,068.00	4.87	1,020.10	4.76
Administrative Class	1,000	1.07%	1,067.60	5.49	1,019.50	5.36
Class R4†,**	1,000	1.20%	1,034.00	3.04	1,018.80	6.01
Class A	1,000	1.32%	1,065.90	6.76	1,018.20	6.61
Class R3	1,000	1.54%	1,064.80	7.88	1,017.20	7.70
Small Cap Growth Equity Fund
Class I	1,000	0.84%	1,031.50	4.23	1,020.60	4.21
Class R5	1,000	0.94%	1,031.20	4.73	1,020.10	4.71
Service Class	1,000	1.06%	1,030.90	5.34	1,019.50	5.31
Administrative Class	1,000	1.19%	1,030.20	5.99	1,018.90	5.96
Class R4†,**	1,000	1.29%	1,019.30	3.25	1,018.40	6.46
Class A	1,000	1.44%	1,028.90	7.24	1,017.70	7.20
Class R3	1,000	1.67%	1,028.10	8.40	1,016.50	8.35
Small Company Growth Fund
Class I†,**	1,000	0.90%	988.20	2.23	1,020.30	4.51
Class R5	1,000	1.07%	1,000.00	5.31	1,019.50	5.36
Service Class	1,000	1.13%	1,000.00	5.60	1,019.20	5.66
Administrative Class	1,000	1.25%	999.20	6.20	1,018.60	6.26
Class R4†,**	1,000	1.35%	987.40	3.34	1,018.10	6.76
Class A	1,000	1.50%	998.30	7.43	1,017.40	7.50
Class R3†,**	1,000	1.60%	986.50	3.96	1,016.90	8.00
Diversified International Fund
Class I†,**	1,000	0.90%	1,038.40	2.29	1,020.30	4.51
Class R5	1,000	0.99%	1,016.80	4.95	1,019.90	4.96
Service Class	1,000	1.10%	1,015.20	5.50	1,019.30	5.51
Administrative Class	1,000	1.19%	1,015.00	5.95	1,018.90	5.96
Class R4†,**	1,000	1.35%	1,038.50	3.43	1,018.10	6.76
Class A	1,000	1.44%	1,013.00	7.19	1,017.70	7.20
Class R3†,**	1,000	1.60%	1,037.20	4.06	1,016.90	8.00

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MSCI EAFE International Index Fund
Class I	$1,000	0.23%	$1,048.10	$1.17	$1,023.70	$1.15
Class R5	1,000	0.33%	1,048.10	1.68	1,023.20	1.66
Service Class	1,000	0.47%	1,046.70	2.39	1,022.50	2.36
Administrative Class	1,000	0.57%	1,046.70	2.89	1,022.00	2.86
Class R4†,**	1,000	0.72%	1,040.70	1.83	1,021.20	3.61
Class A	1,000	0.85%	1,044.50	4.31	1,020.60	4.26
Class R3†,**	1,000	0.97%	1,039.90	2.47	1,020.00	4.86
Overseas Fund
Class I	1,000	0.88%	1,023.20	4.41	1,020.40	4.41
Class R5	1,000	1.07%	1,021.00	5.36	1,019.50	5.36
Service Class	1,000	1.14%	1,021.10	5.71	1,019.10	5.71
Administrative Class	1,000	1.22%	1,020.90	6.11	1,018.70	6.11
Class R4†,**	1,000	1.36%	1,030.70	3.44	1,018.10	6.81
Class A	1,000	1.47%	1,019.10	7.36	1,017.50	7.35
Class R3	1,000	1.71%	1,018.30	8.56	1,016.30	8.55

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the class on April 1, 2014, through June 30, 2014, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended June 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.
†	Class commenced operations on April 1, 2014.

Underwriter:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

August 29, 2014

©2014 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-34436-00

MassMutual Select BlackRock Global Allocation Fund

Semiannual Report

June 30, 2014

MassMutual FINANCIAL GROUP®

We'll help you get there:

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms.”

June 30, 2014

Welcome to the MassMutual Select BlackRock Global Allocation Fund Semiannual Report covering the six months ended June 30, 2014. After a record-setting performance in 2013, stock market volatility increased in the early months of 2014, but stocks here and abroad ultimately regained their footing and finished the six-month period in positive territory. Bonds and commodities also rose, which marked the first time since 1993 that stocks, bonds, and commodities all shared an advance for the first half of the year. The U.S. economy continued to grow, but periods of mixed results in key economic indicators – including employment, housing, manufacturing, and retail sales – helped drive the higher level of market volatility that characterized much of the period. Changes at the Federal Reserve (the “Fed”), involving both monetary policy and the central bank’s leadership, and military action by Russia in neighboring Ukraine filled the news and kept investors busy during the six months. Economic growth took an uneven course in Europe and the Far East, where efforts by central bankers and country leaders to stimulate their respective economies continued. Against this overall backdrop, the price of oil started at slightly more than $98 per barrel, traded up to nearly $108 in mid-June, and finished the period near $106. Gold started the year off at slightly more than $1,202 per ounce and spiked as high as $1,379 in mid-March before losing some ground and finishing the six-month period at slightly less than $1,322.

Key events that defined the period

A sell-off in equity markets in late January and early February gave way to a recovery that more than offset previous losses in most cases. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing reduction of the monthly bond purchases in its Quantitative Easing program (“QE”) were all factors weighing on share prices. Worries about emerging markets eased, however, and enabled stocks to embark on a recovery. Reassuring comments from new Fed Chair Janet L. Yellen, the first woman to lead the central bank, who replaced Ben Bernanke at the end of January, also helped bolster the market.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, whose internal struggles ultimately drove a referendum in the country’s Crimea region that yielded the decision to become part of Russia, a move not recognized by the West, including the U.S. The political upheaval did little significant damage to stock prices. Consequently, most broad equity benchmarks ended the first quarter only modestly below their all-time highs.

Stocks of U.S. and foreign companies overcame a brief, and relatively mild, sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. In May, India installed Narendra Modi as prime minister, which helped boost the performance of emerging-market stocks.

The European Central Bank (“ECB”) announced reductions to key interest rates and also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks across much of the world. Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, at which the Fed stated it would reduce the amount of the QE monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

As June drew to a close, a new round of revisions to gross domestic product (“GDP”) figures indicated the U.S. economy had contracted 2.9% during first-quarter 2014. Investors were largely unfazed by the negative figure and seemed to accept expert analysis that challenges to commerce created by the rough winter weather were the main reason for the contraction.

In this environment, the large-cap stock S&P 500® Index led the major market indexes with a 7.14% return for the six months. The technology-heavy NASDAQ Composite® Index rose 6.18%, while the Dow Jones Industrial AverageSM, an indicator of blue-chip domestic stock performance, managed a 2.68% advance over the period. The Russell 2000® Index, a benchmark of small-cap stocks, gained 3.19%. In foreign markets, the MSCI® EAFE® Index, an indicator of foreign developed-market stocks, posted a 5.14% advance; while the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, gained 6.32%. Fixed-income investments kept pace with a number of equity sectors, and the Barclays U.S. Aggregate Bond Index returned 3.93%.*

Review and maintain your strategy

MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. If you work with a financial professional and haven’t met with him or her recently, we suggest you schedule some time to review your retirement investment strategy. MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Eric Wietsma

President

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select BlackRock Global Allocation Fund – Portfolio Summary (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 6/30/14
Brazil Notas do Tesouro Nacional Serie F 10.000% 1/01/21	1.4%
United Kingdom Gilt 2.250% 9/07/23	1.3%
U.S. Treasury Note 2.000% 5/31/21	1.0%
United Mexican States 10.000% 12/05/24	1.0%
Republic of Germany 4.250% 7/04/17	0.9%
The Procter & Gamble Co.	0.8%
Apple, Inc.	0.8%
Wells Fargo & Co.	0.7%
U.S. Treasury Note 2.250% 4/30/21	0.7%
Visa, Inc. Class A	0.7%

9.3%

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 6/30/14

Equities	65.3%
Bonds & Notes	20.5%
Mutual Funds	1.1%
Purchased Options	1.1%
Warrants	0.0%

Total Long-Term Investments	88.0%
Short-Term Investments and Other Assets and Liabilities	12.0%

Net Assets	100.0%

Securities Sold Short	(0.1)%

3

MassMutual Select BlackRock Global Allocation Fund – Portfolio Summary (Unaudited) (Continued)

MassMutual Select BlackRock Global Allocation Fund Country Weightings (% of Net Assets) on 6/30/14

United States	42.9%
Japan	9.9%
United Kingdom	5.2%
France	4.0%
Germany	3.2%
Brazil	2.8%
Switzerland	2.4%
Canada	2.4%
Netherlands	1.8%
Mexico	1.4%
Australia	1.2%
Hong Kong	1.1%
Singapore	1.0%
Italy	0.9%
Poland	0.9%
Republic of Korea	0.8%
Cayman Islands	0.8%
Ireland	0.7%
United Arab Emirates	0.4%
Sweden	0.4%
Argentina	0.4%
India	0.4%
Netherlands Antilles	0.3%
Malaysia	0.3%
Luxembourg	0.3%
Channel Islands	0.2%
Chile	0.2%
Bermuda	0.2%
Taiwan	0.2%
Indonesia	0.2%
Spain	0.2%
Thailand	0.2%
Norway	0.1%
China	0.1%
Belgium	0.1%
Kazakhstan	0.1%
Denmark	0.1%
South Africa	0.1%
Marshall Islands	0.1%
Portugal	0.0%
Colombia	0.0%
Russia	0.0%
Israel	0.0%
Austria	0.0%

Total Long-Term Investments	88.0%
Short-Term Investments and Other Assets and Liabilities	12.0%

Net Assets	100.0%

Securities Sold Short	(0.1)%

4

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 65.3%

COMMON STOCK — 63.4%
Basic Materials — 5.0%
Chemicals — 1.9%
Agrium, Inc.	6,985	$640,036
Akzo Nobel NV	13,547	1,015,715
Arkema	11,017	1,072,352
Asahi Kasei Corp.	79,000	605,649
CF Industries Holdings, Inc.	491	118,100
Eastman Chemical Co.	1,600	139,760
FMC Corp.	15,619	1,111,917
Hitachi Chemical Co. Ltd.	27,400	454,070
JSR Corp.	43,800	752,642
Koninklijke DSM NV	12,378	900,831
Linde AG	4,264	906,778
Nitto Denko Corp.	18,500	868,578
PPG Industries, Inc.	902	189,555
Shin-Etsu Chemical Co. Ltd.	25,788	1,569,852
Sigma-Aldrich Corp.	1,315	133,446
Syngenta AG	6,735	2,516,328
Ube Industries Ltd.	173,600	302,076

		13,297,685

Forest Products & Paper — 0.0%
International Paper Co.	2,503	126,326

Machinery – Construction & Mining — 0.5%
Rio Tinto PLC	59,082	3,187,985

Mining — 2.6%
Antofagasta PLC	127,674	1,674,728
BHP Billiton PLC	57,834	1,883,033
Cameco Corp.	52,797	1,035,349
Constellium NV (a)	22,237	712,918
Eldorado Gold Corp.	96,304	736,461
First Quantum Minerals Ltd.	105,419	2,254,498
Freeport-McMoRan Copper & Gold, Inc.	108,497	3,960,141
Goldcorp, Inc.	73,471	2,050,576
Platinum Group Metals Ltd. (a)	310,967	370,112
Polyus Gold International Ltd. GDR (Russia) (a)	39,636	127,267
Silver Wheaton Corp.	23,636	620,918
Southern Copper Corp.	47,860	1,453,508
Teck Resources Ltd. Class B	22,874	522,213

		17,401,722

		34,013,718

Communications — 6.4%
Internet — 2.6%
Dena Co. Ltd.	27,200	368,545
Dropbox, Inc. (a) (b)	87,114	1,273,859
eBay, Inc. (a)	51,242	2,565,175

	Number of Shares	Value
Google, Inc. Class A (a)	5,172	$3,023,913
Google, Inc. Class C (a)	5,172	2,975,348
Gree, Inc. (a)	25,200	221,306
SINA Corp. (a)	24,920	1,240,268
TIBCO Software, Inc. (a)	35,723	720,533
Trend Micro, Inc.	3,300	108,864
Twitter, Inc. (a)	24,042	985,001
Twitter, Inc. (a) (b)	71,355	2,777,244
Uber Technologies, Inc. (a) (b)	16,265	1,009,279

		17,269,335

Media — 1.4%
Charter Communications, Inc. Class A (a)	7,480	1,184,682
Comcast Corp. Class A	71,226	3,823,412
DISH Network Corp. Class A (a)	8,556	556,825
Grupo Televisa SAB	55,900	383,482
Liberty Media Corp. Class A (a)	20,080	2,744,534
RTL Group (a)	3,296	366,413
Time Warner Cable, Inc.	1,022	150,541
TV Asahi Holdings Corp.	2,000	36,609
Viacom, Inc. Class B	1,325	114,917
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	49,868	327,415

		9,688,830

Telecommunications — 2.4%
Amdocs Ltd.	2,789	129,214
America Movil SAB de C.V. Sponsored ADR (Mexico)	15,088	313,076
Axiata Group	348,512	756,669
BT Group PLC	154,415	1,015,880
Cisco Systems, Inc.	90,386	2,246,092
Crown Castle International Corp.	9,615	714,010
Deutsche Telekom AG	45,453	796,689
Ei Towers SpA	13,510	730,714
Far EasTone Telecommunications Co. Ltd.	122,087	278,144
Harris Corp.	1,667	126,275
KDDI Corp.	22,500	1,375,386
Koninklijke KPN NV (a)	50,118	182,497
Motorola Solutions, Inc.	1,773	118,029
Nippon Telegraph & Telephone Corp.	9,770	610,194
Oi SA ADR (Brazil)	217,597	186,720
Singapore Telecommunications Ltd.	293,228	905,827
Swisscom AG	428	248,638
Taiwan Mobile Co. Ltd.	96,000	297,173
TDC A/S	40,270	416,748
Telecom Italia SpA (a)	255,963	323,830
Telecom Italia SpA- RSP	54,481	53,761
Telekom Malaysia	163,024	322,380

The accompanying notes are an integral part of the consolidated financial statements.

5

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Verizon Communications, Inc.	7,346	$359,339
Verizon Communications, Inc.	59,151	2,894,258
Vodafone Group PLC	124,189	415,013
Vodafone Group PLC Sponsored ADR (United Kingdom)	13,405	447,593

		16,264,149

		43,222,314

Consumer, Cyclical — 6.9%
Airlines — 0.2%
Japan Airlines Co. Ltd.	23,800	1,317,199

Auto Manufacturers — 2.4%
Bayerische Motoren Werke AG	6,263	794,418
Daihatsu Motor Co. Ltd.	6,200	110,401
Dongfeng Motor Group Co. Ltd. Class H	97,500	174,769
Fiat Industrial SpA (a) (b)	176,277	1,808,371
Ford Motor Co.	108,941	1,878,143
Fuji Heavy Industries Ltd.	136,230	3,780,615
General Motors Co.	8,311	301,689
Honda Motor Co. Ltd.	39,760	1,390,818
Hyundai Motor Co.	3,647	827,055
Isuzu Motors Ltd.	70,000	463,786
Maruti Suzuki India Ltd.	6,514	264,100
Paccar, Inc.	10,112	635,337
Suzuki Motor Corp.	79,137	2,483,529
Toyota Motor Corp.	19,900	1,197,068
Volkswagen AG	258	66,709
Yulon Motor Co. Ltd.	150,000	244,120

		16,420,928

Automotive & Parts — 1.5%
Aisin Seiki Co. Ltd.	15,840	631,363
BorgWarner, Inc.	10,597	690,818
Bridgestone Corp.	41,900	1,468,447
Cheng Shin Rubber Industry Co. Ltd.	119,211	304,339
Delphi Automotive PLC	5,705	392,162
Denso Corp.	35,170	1,681,805
Futaba Industrial Co. Ltd.	21,110	96,640
The Goodyear Tire & Rubber Co.	17,918	497,762
Hyundai Wia Corp.	1,802	349,280
Johnson Controls, Inc.	18,603	928,848
Koito Manufacturing Co. Ltd.	4,400	112,857
Lear Corp.	1,818	162,384
Stanley Electric Co. Ltd.	2,700	70,537
Sumitomo Electric Industries Ltd.	35,300	497,811
Toyota Industries Corp.	33,921	1,754,891
TRW Automotive Holdings Corp. (a)	3,917	350,650

		9,990,594

Distribution & Wholesale — 1.0%
Canon Marketing Japan, Inc.	1,900	35,699
Fastenal Co.	25,146	1,244,476

	Number of Shares	Value
Hitachi High-Technologies Corp.	2,900	$69,116
Mitsubishi Corp.	66,120	1,377,405
Mitsui & Co. Ltd.	221,552	3,557,920
Sumitomo Corp.	64,000	865,476

		7,150,092

Entertainment — 0.1%
Delta Topco Ltd. (a) (b)	800,425	468,169
Manchester United PLC Class A (a)	19,010	331,724

		799,893

Home Builders — 0.1%
Barratt Developments PLC	57,967	370,090
MRV Engenharia e Participacoes SA	82,785	279,510

		649,600

Home Furnishing — 0.1%
Alpine Electronics, Inc.	2,600	36,726
Sony Corp.	29,400	491,073

		527,799

Leisure Time — 0.1%
Sega Sammy Holdings, Inc.	19,600	386,334
Yamaha Corp.	6,700	105,828
Yamaha Motor Co. Ltd.	9,200	158,646

		650,808

Lodging — 0.1%
Hilton Worldwide Holdings, Inc. (a)	11,834	275,732
Wyndham Worldwide Corp.	1,700	128,724

		404,456

Retail — 1.0%
Autobacs Seven Co. Ltd.	2,100	35,271
Coach, Inc.	44,530	1,522,481
CVS Caremark Corp.	6,488	489,001
Lululemon Athletica, Inc. (a)	11,068	448,033
Macy’s, Inc.	1,900	110,238
McDonald’s Corp.	16,525	1,664,728
Nitori Holdings Co. Ltd.	9,500	519,971
Ryohin Keikaku Co. Ltd.	4,900	556,566
Shimamura Co. Ltd.	700	68,903
Yamada Denki Co. Ltd.	258,000	920,802
Zhongsheng Group Holdings Ltd.	213,850	276,031

		6,612,025

Textiles — 0.1%
Guinness Peat Group PLC (a)	111,362	65,800
Kuraray Co. Ltd.	45,110	572,648

		638,448

Toys, Games & Hobbies — 0.2%
Mattel, Inc.	15,767	614,440
Namco Bandai Holdings, Inc.	4,900	114,962

The accompanying notes are an integral part of the consolidated financial statements.

6

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Nintendo Co. Ltd.	6,300	$754,984
Sanrio Co. Ltd.	3,800	110,494

		1,594,880

		46,756,722

Consumer, Non-cyclical — 13.3%
Agriculture — 0.1%
Archer-Daniels-Midland Co.	2,845	125,493
Chaoda Modern Agriculture Holdings Ltd. (a) (b)	1,265,139	120,188
SLC Agricola SA	25,087	218,227

		463,908

Beverages — 1.1%
The Coca-Cola Co.	78,871	3,340,976
Constellation Brands, Inc. Class A (a)	1,646	145,062
Diageo PLC	5,913	188,230
Diageo PLC Sponsored ADR (United Kingdom)	7,390	940,525
Fomento Economico Mexicano SAB de CV Series B Sponsored ADR (Mexico)	3,030	283,760
InBev NV	2,382	273,790
Kirin Holdings Co. Ltd.	28,000	404,948
Remy Cointreau SA	4,460	410,323
SABMiller PLC	12,215	707,706
Suntory Beverage & Food Ltd.	12,500	490,752

		7,186,072

Biotechnology — 0.7%
Alexion Pharmaceuticals, Inc. (a)	4,893	764,531
Amgen, Inc.	1,225	145,003
Biogen Idec, Inc. (a)	5,373	1,694,161
Celgene Corp. (a)	11,904	1,022,316
Mesoblast Ltd. (a)	56,372	237,962
Regeneron Pharmaceuticals, Inc. (a)	679	191,797
Vertex Pharmaceuticals, Inc. (a)	8,512	805,916

		4,861,686

Commercial Services — 1.8%
Alliance Data Systems Corp. (a)	781	219,656
Benesse Holdings, Inc.	3,300	143,268
Cielo SA	4,379	90,176
MasterCard, Inc. Class A	49,763	3,656,088
McKesson Corp.	13,052	2,430,413
Qualicorp SA (a)	37,561	443,694
Sohgo Security Services Co. Ltd.	2,700	64,849
Team Health Holdings, Inc. (a)	7,143	356,721
Visa, Inc. Class A	23,642	4,981,606

		12,386,471

Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	13,156	896,976
L’Oreal	2,151	370,902

	Number of Shares	Value
LG Household & Health Care Ltd.	456	$205,259
The Procter & Gamble Co.	72,125	5,668,304
Unicharm Corp.	7,100	423,628

		7,565,069

Foods — 1.5%
Ajinomoto Co., Inc.	21,000	329,091
Cosan Ltd. Class A	51,019	691,817
Danone SA	5,307	393,873
The Fresh Market, Inc. (a)	18,427	616,752
The Kroger Co.	2,958	146,214
Nestle SA	51,325	3,976,813
Orion Corp/Republic of Korea	350	318,548
Tesco PLC	71,666	348,120
Unilever NV	61,381	2,684,895
Unilever PLC	15,183	688,476

		10,194,599

Health Care – Products — 0.5%
Becton, Dickinson & Co.	952	112,622
Fresenius SE & Co. KGaA	6,453	962,339
Getinge AB	14,284	375,131
Medtronic, Inc.	15,059	960,162
Mindray Medical International Ltd. ADR (Cayman Islands)	16,054	505,701
Zimmer Holdings, Inc.	4,525	469,966

		3,385,921

Health Care – Services — 2.1%
Aetna, Inc.	13,756	1,115,337
Al Noor Hospitals Group PLC	31,370	549,808
Bangkok Dusit Medical Services PCL	1,471,000	756,916
Bumrungrad Hospital PCL	79,300	285,876
Catamaran Corp. (a)	13,171	581,631
Envision Healthcare Holdings, Inc. (a)	18,955	680,674
HCA Holdings, Inc. (a)	28,521	1,608,014
HEALTHSOUTH Corp.	12,623	452,787
Humana, Inc.	11,486	1,466,992
IHH Healthcare Bhd	644,400	879,073
Life Healthcare Group Holdings Ltd.	92,955	362,744
NMC Health PLC	53,175	455,618
Raffles Medical Group Ltd.	89,600	292,522
Siloam International Hospitals Tbk PT (a)	340,880	415,489
Tenet Healthcare Corp. (a)	11,178	524,695
UnitedHealth Group, Inc.	26,602	2,174,714
Universal Health Services, Inc. Class B	11,470	1,098,367
WellCare Health Plans, Inc. (a)	7,232	539,941
WellPoint, Inc.	1,280	137,741

		14,378,939

The accompanying notes are an integral part of the consolidated financial statements.

7

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.2%
Avery Dennison Corp.	7,303	$374,279
Church & Dwight Co., Inc.	4,901	342,825
Hypermarcas SA	71,529	623,188
Kimberly-Clark Corp.	974	108,328

		1,448,620

Pharmaceuticals — 4.2%
AbbVie, Inc.	51,003	2,878,609
Allergan, Inc.	7,153	1,210,431
AmerisourceBergen Corp.	1,661	120,688
Astellas Pharma, Inc.	31,650	416,639
AstraZeneca PLC	16,294	1,212,455
AstraZeneca PLC Sponsored ADR (United Kingdom)	4,675	347,399
Bristol-Myers Squibb Co.	24,805	1,203,291
Cardinal Health, Inc.	11,295	774,385
Cubist Pharmaceuticals, Inc. (a)	6,693	467,305
Express Scripts Holding Co. (a)	20,718	1,436,379
Gilead Sciences, Inc. (a)	11,943	990,194
Kyowa Hakko Kirin Co. Ltd.	10,000	135,547
Mylan, Inc. (a)	5,823	300,234
Novartis AG	24,163	2,188,737
Novartis AG ADR (Switzerland)	536	48,524
Otsuka Holdings Co. Ltd.	21,500	667,273
Perrigo Co. PLC	4,197	611,755
Pfizer, Inc. (c)	96,887	2,875,606
Roche Holding AG	15,827	4,722,801
Sanofi	26,872	2,858,187
Sanofi ADR (France)	8,188	435,356
Sawai Pharmaceutical Co. Ltd.	1,800	106,229
Ship Healthcare Holdings, Inc.	8,700	304,761
Shire Ltd.	20,749	1,626,949
Sino Biopharmaceutical Ltd.	408,000	334,010
Sinopharm Group Co.	177,600	492,876

		28,766,620

		90,637,905

Diversified — 0.5%
Holding Company – Diversified — 0.5%
Keppel Corp. Ltd.	131,000	1,133,955
LVMH Moet Hennessy Louis Vuitton SA	4,609	887,834
Wharf Holdings Ltd.	165,000	1,192,974

		3,214,763

Energy — 5.9%
Energy – Alternate Sources — 0.0%
NextEra Energy Partners LP (a)	2,900	97,179

Oil & Gas — 5.2%
Anadarko Petroleum Corp.	24,811	2,716,060
Athabasca Oil Corp. (a)	99,680	715,570
BG Group PLC	47,569	1,005,671
Canadian Natural Resources Ltd.	27,586	1,266,473

	Number of Shares	Value
Chevron Corp.	27,717	$3,618,454
Cimarex Energy Co.	12,052	1,728,980
CNOOC Ltd.	1,074,000	1,933,078
Cobalt International Energy, Inc. (a)	38,166	700,346
Diamondback Energy, Inc. (a)	16,819	1,493,527
Eclipse Resources Corp. (a)	29,700	746,361
EP Energy Corp. (a)	31,361	722,871
EQT Corp.	8,692	929,175
Helmerich & Payne, Inc.	1,557	180,783
Inpex Corp.	118,900	1,810,773
KazMunaiGas Exploration Production GDR (Kazakhstan) (d)	34,824	555,956
Kunlun Energy Co. Ltd	328,000	541,156
Lundin Petroleum AB (a)	68,216	1,379,355
Marathon Oil Corp.	54,363	2,170,171
Marathon Petroleum Corp.	1,282	100,086
Murphy Oil Corp.	1,471	97,792
Ophir Energy PLC (a)	216,672	816,877
Parsley Energy, Inc. (a)	36,089	868,662
Petroleo Brasileiro SA Sponsored ADR (Brazil)	57,685	843,932
Phillips 66	33,816	2,719,821
Royal Dutch Shell PLC ADR (United Kingdom)	29,033	2,391,448
Statoil ASA	29,802	919,350
Suncor Energy, Inc.	2,608	111,179
Total SA Sponsored ADR (France)	17,180	1,240,396
Total SA	9,625	695,410
Valero Energy Corp.	3,147	157,665

		35,177,378

Oil & Gas Services — 0.7%
Dresser-Rand Group, Inc. (a)	18,612	1,186,143
Schlumberger Ltd.	18,507	2,182,901
Technip SA	13,794	1,510,946

		4,879,990

		40,154,547

Financial — 10.6%
Banks — 3.9%
Banco Bilbao Vizcaya Argentaria SA	72,815	926,996
Banco Santander Chile Sponsored ADR (Chile)	17,161	453,908
Bank of America Corp.	170,259	2,616,881
Bank of Nova Scotia	8,884	592,294
The Bank of Yokohama Ltd.	19,000	109,557
BB&T Corp.	21,734	856,972
BNP Paribas	44,483	3,018,141
Capital One Financial Corp.	14,707	1,214,798
The Chiba Bank Ltd.	16,000	113,154
Deutsche Bank AG	20,934	736,505
Fifth Third Bancorp	15,995	341,493
Intesa Sanpaolo	328,449	1,012,539

The accompanying notes are an integral part of the consolidated financial statements.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Lloyds Banking Group PLC (a)	905,523	$1,151,551
Mitsubishi UFJ Financial Group, Inc.	116,700	716,885
National Australia Bank Ltd.	21,468	664,062
Regions Financial Corp.	95,874	1,018,182
The Shizuoka Bank Ltd.	11,000	119,116
Societe Generale	17,594	920,075
Sumitomo Mitsui Financial Group, Inc.	40,730	1,710,261
Sumitomo Mitsui Trust Holdings, Inc.	82,000	375,518
Svenska Handelsbanken AB	20,373	996,149
U.S. Bancorp	24,908	1,079,015
UniCredit SpA	52,855	442,696
Wells Fargo & Co.	95,543	5,021,740

		26,208,488

Diversified Financial — 2.0%
American Express Co.	19,973	1,894,839
Ameriprise Financial, Inc.	1,130	135,600
Citigroup, Inc.	45,642	2,149,738
Deutsche Boerse AG	8,408	652,519
Discover Financial Services	22,006	1,363,932
Fannie Mae (a)	51,138	199,950
The Goldman Sachs Group, Inc.	7,902	1,323,111
JP Morgan Chase & Co.	62,579	3,605,802
Ocwen Financial Corp. (a)	14,935	554,088
Santander Consumer USA Holdings, Inc.	10,646	206,958
UBS AG	94,273	1,727,467

		13,814,004

Insurance — 2.8%
ACE Ltd.	7,474	775,054
AIA Group Ltd.	68,600	345,653
Allianz SE	6,482	1,080,327
Allstate Corp.	8,330	489,138
American International Group, Inc.	24,161	1,318,707
AXA SA	39,577	944,496
Axis Capital Holdings Ltd.	2,304	102,021
Berkshire Hathaway, Inc. Class B (a)	10,744	1,359,761
The Chubb Corp.	1,065	98,161
CNA Financial Corp.	2,951	119,279
ING Groep NV (a)	73,839	1,036,044
Legal & General Group PLC	90,671	349,774
Lincoln National Corp.	3,763	193,569
Marsh & McLennan Cos., Inc.	14,502	751,494
MetLife, Inc.	13,526	751,504
Millea Holdings, Inc.	104,675	3,449,008
Mitsui Sumitomo Insurance Group Holdings, Inc.	41,866	1,013,661
NKSJ Holdings, Inc.	27,400	739,611
Prudential Financial, Inc.	5,527	490,632
Prudential PLC	43,389	995,291

	Number of Shares	Value
Reinsurance Group of America, Inc. Class A	1,552	$122,453
Sony Financial Holdings, Inc.	37,500	640,814
Torchmark Corp.	1,550	126,976
The Travelers Cos., Inc.	6,417	603,647
Xl Group PLC	27,709	906,915

		18,803,990

Investment Companies — 0.0%
RHJ International (a)	46,200	225,026
RHJ International Deposit Shares (a)	11,800	57,467

		282,493

Real Estate — 1.2%
BR Malls Participacoes SA	81,231	691,171
Capitaland Ltd.	580,500	1,489,847
Cyrela Brazil Realty SA	48,344	302,383
Daikyo, Inc.	33,000	77,661
Daito Trust Construction Co. Ltd.	4,900	576,668
Global Logistic Properties Ltd.	160,000	346,478
Sun Hung Kai Properties Ltd.	135,000	1,853,781
The St. Joe Co. (a)	105,745	2,689,095

		8,027,084

Real Estate Investment Trusts (REITS) — 0.7%
American Capital Agency Corp.	8,721	204,159
American Tower Corp.	8,973	807,391
Equity Residential	22,562	1,421,406
Fibra Uno Administracion SA de CV	334,960	1,174,496
The Link REIT	133,733	719,564
TF Administradora Industrial S de RL de CV	192,100	428,962

		4,755,978

		71,892,037

Industrial — 9.6%
Aerospace & Defense — 1.5%
The Boeing Co.	875	111,326
European Aeronautic Defence and Space Co.	34,633	2,324,497
General Dynamics Corp.	1,267	147,669
L-3 Communications Holdings, Inc.	1,199	144,779
Northrop Grumman Corp.	1,364	163,175
Raytheon Co.	1,708	157,563
Safran SA	60,974	3,989,793
United Technologies Corp.	24,696	2,851,153

		9,889,955

Biotechnology — 0.1%
Daikin Industries Ltd.	11,800	746,371

Building Materials — 0.4%
Compagnie de Saint-Gobain	24,484	1,379,330
HeidelbergCement AG	4,462	380,542
Rinnai Corp.	6,700	647,881

		2,407,753

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.7%
Energizer Holdings, Inc.	971	$118,491
Hitachi Ltd.	202,600	1,486,816
Mitsubishi Electric Corp.	81,000	1,002,150
Schneider Electric SA	18,223	1,718,688
Schneider Electric SA	1,817	170,268

		4,496,413

Electronics — 1.0%
Agilent Technologies, Inc.	21,657	1,243,978
Avnet, Inc.	2,758	122,207
Fanuc Ltd.	2,550	440,662
Hoya Corp.	28,920	962,348
Keyence Corp.	400	174,964
Kyocera Corp.	12,600	599,449
Mabuchi Motor Co. Ltd.	900	68,329
Mettler-Toledo, Inc. (a)	1,860	470,915
Murata Manufacturing Co. Ltd.	5,670	531,851
NEC Corp.	184,000	587,945
Omron Corp.	3,800	160,547
PerkinElmer, Inc.	12,275	574,961
TE Connectivity Ltd.	2,500	154,600
Waters Corp. (a)	6,717	701,523

		6,794,279

Engineering & Construction — 0.3%
JGC Corp.	42,030	1,279,231
Kinden Corp.	4,000	38,949
Maeda Road Construction Co. Ltd.	2,000	34,652
Okumura Corp.	74,230	377,234
Toda Corp.	95,200	370,805

		2,100,871

Hand & Machine Tools — 0.2%
SMC Corp.	900	241,343
Stanley Black & Decker, Inc.	12,669	1,112,591

		1,353,934

Health Care – Services — 0.2%
Thermo Fisher Scientific, Inc.	13,417	1,583,206

Machinery – Diversified — 0.7%
Andritz AG	483	27,882
CNH Industrial NV	8,333	85,163
Cummins India Ltd.	66,904	719,864
Cummins, Inc.	3,680	567,787
Haitian International Holdings Ltd.	145,171	336,926
IHI Corp.	78,000	364,113
Kubota Corp.	25,220	358,311
Mitsubishi Heavy Industries Ltd.	69,000	431,305
Nabtesco Corp.	4,900	108,526
Rockwell Automation, Inc.	15,278	1,912,194

		4,912,071

	Number of Shares	Value
Manufacturing — 1.9%
3M Co.	9,270	$1,327,835
Cheil Industries, Inc. (b)	3,171	219,959
Colfax Corp. (a)	18,082	1,347,832
Danaher Corp.	7,027	553,236
Dover Corp.	1,238	112,596
Eaton Corp. PLC	18,964	1,463,642
General Electric Co.	136,383	3,584,145
Nikon Corp.	6,800	107,213
Parker Hannifin Corp.	995	125,101
Siemens AG	32,910	4,346,574

		13,188,133

Metal Fabricate & Hardware — 0.3%
Jiangxi Copper Co. Ltd.	21,000	33,297
Precision Castparts Corp.	6,639	1,675,684

		1,708,981

Packaging & Containers — 0.2%
Crown Holdings, Inc. (a)	14,414	717,241
Sealed Air Corp.	17,726	605,697

		1,322,938

Shipbuilding — 0.0%
Samsung Heavy Industries Co. Ltd.	11,958	317,666

Transportation — 2.1%
Canadian National Railway Co.	24,139	1,569,518
CSX Corp.	11,356	349,878
East Japan Railway	23,153	1,826,075
FedEx Corp.	6,302	953,997
J.B. Hunt Transport Services, Inc.	8,583	633,254
Kamigumi Co. Ltd.	4,000	36,829
Nippon Express Co. Ltd.	22,000	106,781
Novorossiysk Commercial Sea Port-Reg GDR (Russia) (a) (d)	17,629	87,969
Royal Mail PLC (a)	38,583	329,239
Seino Holdings Co. Ltd.	6,000	68,284
Union Pacific Corp.	26,810	2,674,297
United Continental Holdings, Inc. (a)	63,810	2,620,677
United Parcel Service, Inc. Class B	31,753	3,259,763

		14,516,561

		65,339,132

Technology — 3.0%
Computers — 1.1%
Accenture PLC Class A	1,349	109,053
Apple, Inc.	55,457	5,153,619
Atos Origin SA	22,326	1,861,128
Computer Sciences Corp.	2,624	165,837
Seagate Technology	2,207	125,402
Western Digital Corp.	2,190	202,137

		7,617,176

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Internet — 0.0%
Check Point Software Technologies Ltd. (a)	1,836	$123,067

Office Equipment/Supplies — 0.0%
Pitney Bowes, Inc.	4,363	120,506

Semiconductors — 0.6%
KLA-Tencor Corp.	1,500	108,960
Rohm Co. Ltd.	15,760	905,650
Samsung Electronics Co. Ltd.	1,964	2,567,993

		3,582,603

Software — 1.3%
Activision Blizzard, Inc.	15,809	352,541
Adobe Systems, Inc. (a)	2,043	147,831
Castlight Health, Inc. (a)	7,268	110,474
Electronic Arts, Inc. (a)	39,757	1,426,084
Fidelity National Information Services, Inc.	2,745	150,261
GungHo Online Entertainment, Inc.	35,400	229,087
Intuit, Inc.	1,560	125,627
Microsoft Corp.	2,913	121,472
Nexon Co. Ltd.	14,600	139,754
Oracle Corp.	51,218	2,075,866
Palantir Technologies, Inc. (a) (b)	107,092	656,474
Ubisoft Entertainment (a)	33,646	618,803
Veeva Systems, Inc. Class A (a)	48,014	1,221,956
VMware, Inc. Class A (a)	6,919	669,828
Worldline SA (a)	39,181	890,599

		8,936,657

		20,380,009

Utilities — 2.2%
Electric — 1.4%
The AES Corp.	49,619	771,575
American Electric Power Co., Inc.	16,379	913,457
Calpine Corp. (a)	46,966	1,118,260
CenterPoint Energy, Inc.	20,550	524,847
Chubu Electric Power Co., Inc. (a)	19,600	244,077
Dominion Resources, Inc.	19,125	1,367,820
DTE Energy Co.	2,937	228,704
Enel SpA	64,154	373,318
National Grid PLC	63,228	908,388
NextEra Energy, Inc.	12,275	1,257,942
NRG Energy, Inc.	5,278	196,342
PPL Corp.	25,809	916,994
RWE AG	6,913	296,885
Terna Rete Elettrica Nazionale SpA	12,469	65,736

		9,184,345

Gas — 0.7%
Beijing Enterprises Holdings Ltd.	151,922	1,436,494
Gas Natural SDG SA	4,639	146,811
Gaz De France	27,276	749,955

	Number of Shares	Value
Sempra Energy	10,164	$1,064,273
Snam Rete Gas SpA	28,547	171,985
Tokyo Gas Co. Ltd.	223,988	1,310,297

		4,879,815

Water — 0.1%
American Water Works Co., Inc.	12,448	615,553

		14,679,713

TOTAL COMMON STOCK (Cost $355,411,105)		430,290,860

PREFERRED STOCK — 1.9%
Basic Materials — 0.0%
Iron & Steel — 0.0%
Cliffs Natural Resources, Inc. 7.000%	13,542	194,057

Communications — 0.1%
Telecommunications — 0.1%
Crown Castle International Corp. 4.500%	6,094	621,100

Consumer, Cyclical — 0.4%
Airlines — 0.0%
Continental Airlines Finance Trust II 6.000%	1,150	57,213

Auto Manufacturers — 0.3%
Volkswagen AG 1.580%	7,948	2,087,606

Automotive & Parts — 0.1%
Mobileye NV (a) (b)	16,175	795,325

		2,940,144

Consumer, Non-cyclical — 0.1%
Foods — 0.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 1.110%	12,518	583,493

Financial — 0.9%
Banks — 0.5%
HSBC Holdings PLC 8.000%	15,000	406,050
Itau Unibanco Holding SA 3.000%	70,002	1,012,882
Royal Bank of Scotland Group PLC, Series M 6.400%	11,375	273,910
Royal Bank of Scotland Group PLC, Series Q 6.750%	9,322	232,211
Royal Bank of Scotland Group PLC, Series T 7.250%	13,724	346,531
US Bancorp, Series F 6.500% VRN	13,364	377,667
US Bancorp, Series G 6.000% VRN	6,837	187,402
Wells Fargo & Co. 7.500%	240	291,360

		3,128,013

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 0.2%
Citigroup Capital XIII 7.875%	24,692	$683,969
RBS Capital Funding Trust VII, Series G 6.080%	19,121	460,816

		1,144,785

Real Estate — 0.0%
Forestar Group, Inc. 6.000%	13,600	338,300

Real Estate Investment Trusts (REITS) — 0.1%
American Tower Corp. 5.250%	2,607	277,385
Health Care REIT, Inc. 6.500%	9,632	556,151

		833,536

Savings & Loans — 0.1%
GMAC Capital Trust I 8.125%	30,000	819,000

		6,263,634

Government — 0.1%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association, Series S 8.250% VRN	43,210	447,224

Industrial — 0.1%
Aerospace & Defense — 0.1%
United Technologies Corp. 7.500%	4,500	293,355

Hand & Machine Tools — 0.0%
Stanley Black & Decker, Inc. 6.250%	1,807	206,052

		499,407

Technology — 0.0%
Semiconductors — 0.0%
Samsung Electronics Co. Ltd. 1.530%	148	155,152

Utilities — 0.2%
Electric — 0.2%
Dominion Resources, Inc. 6.375%	6,500	342,063
NextEra Energy, Inc. 5.599%	8,579	569,260

		911,323

TOTAL PREFERRED STOCK (Cost $10,486,583)		12,615,534

TOTAL EQUITIES (Cost $365,897,688)		442,906,394

	Principal Amount	Value
BONDS & NOTES — 20.5%
BANK LOANS — 1.2%
Engineering & Construction — 0.1%
Autobahn Tank & Rast GmbH, New Term Loan A EUR (e) 3.603% 12/04/18	$315,357	$431,158
Autobahn Tank & Rast GmbH, Term Loan B EUR (e) 3.853% 12/10/19	127,160	174,386

		605,544

Entertainment — 0.3%
Delta Debtco Ltd., Term Loan 9.250% 10/30/19	1,063,000	1,106,849
Univision Communications, Inc. Term Loan C4 4.000% 3/01/20	685,351	684,419

		1,791,268

Health Care – Products — 0.0%
Mallinckrodt International Finance S.A. Term Loan B 3.500% 3/19/21	165,785	165,785

Iron & Steel — 0.0%
Essar Steel Algoma, Inc., ABL Term Loan 9.250% 9/20/14	206,954	207,057

Lodging — 0.2%
Hilton Worldwide Finance LLC, Term Loan B2 3.500% 10/26/20	1,664,536	1,661,073

Oil & Gas — 0.4%
Drillships Financing Holding, Inc., Term Loan B1 6.000% 3/31/21	342,623	347,978
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	471,533	485,915
Obsidian Natural Gas Trust, Term Loan 7.000% 11/02/15	331,751	334,239
Seadrill Partners Finco LLC Term Loan B 0.000% 2/21/21	555,223	551,375
Sheridan Production Partners II, L.P. Term Loan A 4.250% 12/16/20	705,920	705,920
Sheridan Production Partners II, L.P. Term Loan B 4.250% 12/16/20	98,174	98,174
Sheridan Production Partners II, L.P. Term Loan M 4.250% 12/16/20	36,616	36,616

		2,560,217

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 0.1%
GNL Quintero SA, Term Loan 1.230% 6/20/23	$414,349	$387,830

Pharmaceuticals — 0.1%
Grifols Worldwide Operations USA, Inc. Term Loan B 3.150% 2/27/21	862,253	860,787

TOTAL BANK LOANS (Cost $8,094,604)		8,239,561

CORPORATE DEBT — 7.1%
Agriculture — 0.1%
BAT International Finance PLC (f) 2.125% 6/07/17	336,000	344,312

Auto Manufacturers — 0.2%
Volkswagen International Finance NV EUR (e) (f) 5.500% 11/09/15	800,000	1,278,368

Banks — 1.2%
Banco Santander Chile FRN (f) 2.106% 6/07/18	460,000	469,200
Bank of America Corp. FRN 1.300% 3/22/18	264,000	267,399
Bank of America Corp. 2.000% 1/11/18	492,000	495,175
Bank of America Corp. 2.600% 1/15/19	322,000	325,788
BNP Paribas SA 2.400% 12/12/18	1,033,000	1,041,909
CIT Group, Inc. (f) 4.750% 2/15/15	395,000	402,900
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.950% 11/09/22	251,000	255,174
Deutsche Bank Capital Funding Trust VII VRN (f) 5.628% 12/31/49	83,000	86,216
Export-Import Bank of Korea 2.875% 9/17/18	200,000	205,907
HSBC USA, Inc. 1.625% 1/16/18	366,000	366,819
Intesa Sanpaolo SpA 3.125% 1/15/16	340,000	349,487
Intesa Sanpaolo SpA 3.875% 1/16/18	200,000	210,787
Intesa Sanpaolo SpA 3.875% 1/15/19	200,000	209,745
Lloyds Bank PLC 2.300% 11/27/18	200,000	203,063
Lloyds TSB Bank PLC VRN GBP (e) 13.000% 12/31/49	565,000	1,619,626

	Principal Amount	Value
State Bank of India/London (f) 3.622% 4/17/19	$496,000	$499,012
Sumitomo Mitsui Banking Corp. 2.450% 1/10/19	439,000	448,929
UBS AG 5.875% 12/20/17	200,000	228,432
USB Capital IX VRN 3.500% 10/29/49	497,000	423,693

		8,109,261

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. 1.375% 7/15/17	264,000	264,888

Biotechnology — 0.4%
Cubist Pharmaceuticals, Inc., Convertible 2.500% 11/01/17	218,000	534,372
Gilead Sciences, Inc., Convertible 1.625% 5/01/16	640,000	2,332,800

		2,867,172

Building Materials — 0.1%
Building Materials Corp. of America (f) 6.875% 8/15/18	114,000	118,218
Texas Industries, Inc. 9.250% 8/15/20	220,000	249,150

		367,368

Coal — 0.0%
Bumi Investment Pte Ltd. (f) 10.750% 10/06/17	251,000	125,500

Computers — 0.0%
SunGard Data Systems, Inc. 7.375% 11/15/18	140,000	147,875

Diversified Financial — 1.1%
Ally Financial, Inc. 2.750% 1/30/17	518,000	523,827
Ally Financial, Inc. 3.500% 1/27/19	350,000	353,395
Capital One Bank USA NA 2.150% 11/21/18	360,000	362,072
Citigroup, Inc. VRN 5.950% 12/31/49	267,000	269,670
Credit Suisse Group Guernsey I Ltd. VRN (d) 7.875% 2/24/41	310,000	334,800
Ford Motor Credit Co. LLC 1.724% 12/06/17	793,000	793,323
Ford Motor Credit Co. LLC 2.375% 1/16/18	366,000	373,873
Ford Motor Credit Co. LLC 5.000% 5/15/18	452,000	502,828
General Electric Capital Corp. 5.550% 5/04/20	245,000	285,118

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Capital Corp. VRN 6.250% 12/29/49	$500,000	$556,250
General Electric Capital Corp. VRN 6.375% 11/15/67	381,000	424,815
The Goldman Sachs Group, Inc. VRN 5.700% 12/31/49	575,000	594,047
Hyundai Capital America (f) 2.125% 10/02/17	223,000	226,393
JP Morgan Chase & Co. VRN 5.150% 12/29/49	664,000	636,610
JP Morgan Chase & Co. 6.125% 6/27/17	256,000	288,285
Merrill Lynch & Co., Inc. 6.875% 4/25/18	325,000	382,893
Morgan Stanley VRN 5.450% 12/31/49	427,000	434,788
Morgan Stanley 7.300% 5/13/19	216,000	264,113

		7,607,100

Electric — 0.0%
Empresa Distribuidora Y Comercializadora Norte (f) 9.750% 10/25/22	80,000	61,600

Electrical Components & Equipment — 0.1%
Suzlon Energy Ltd., Convertible 0.000% 7/25/14	465,000	465,000
Suzlon Energy Ltd., Convertible (g) 0.000% 10/11/49	341,000	409,200

		874,200

Engineering & Construction — 0.1%
Odebrecht Finance Ltd. (f) 4.375% 4/25/25	400,000	395,000

Entertainment — 0.1%
Delta Topco Ltd. (b) 10.000% 11/24/60	671,247	666,555

Foods — 0.1%
Olam International Ltd., Convertible (d) 6.000% 10/15/16	500,000	553,125

Forest Products & Paper — 0.1%
TFS Corp. Ltd. (Acquired 6/21/11, Cost $600,000) (f) (h) 11.000% 7/15/18	600,000	621,750

Health Care – Services — 0.2%
Bio City Development Co. B.V. (Acquired 7/06/11, Cost $1,400,000) (b) (f) (h) 8.000% 7/06/18	1,400,000	1,011,780
Brookdale Senior Living, Inc., Convertible 2.750% 6/15/18	73,000	99,417

	Principal Amount	Value
WellPoint, Inc., Convertible 2.750% 10/15/42	$400,000	$612,750

		1,723,947

Holding Company – Diversified — 0.1%
Hutchison Whampoa International 11 Ltd. (f) 3.500% 1/13/17	348,000	365,905
REI Agro Ltd., Convertible (Acquired 12/02/09, Cost $614,910) (f) (h) 5.500% 11/13/14	618,000	157,590

		523,495

Internet — 0.0%
SINA Corp/China, Convertible (f) 1.000% 12/01/18	340,000	311,100

Media — 0.2%
Cablevision Systems Corp. 5.875% 9/15/22	223,000	227,181
Nara Cable Funding Ltd. EUR (e) (f) 8.875% 12/01/18	300,000	438,527
NBCUniversal Enterprise, Inc. (f) 5.250% 12/31/49	300,000	313,500
Ono Finance II PLC (f) 10.875% 7/15/19	153,000	167,152
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (f) 5.500% 1/15/23	202,000	209,070

		1,355,430

Mining — 0.1%
FMG Resources Property Ltd. (f) 6.000% 4/01/17	219,000	226,117
FMG Resources Property Ltd. (f) 6.875% 4/01/22	172,000	184,470
FMG Resources Property Ltd. (f) 8.250% 11/01/19	102,000	111,053

		521,640

Office Equipment/Supplies — 0.0%
Xerox Corp. 6.350% 5/15/18	207,000	240,533

Oil & Gas — 0.7%
Chesapeake Energy Corp. FRN 3.479% 4/15/19	99,000	100,114
Cobalt International Energy, Inc., Convertible 2.625% 12/01/19	807,000	744,457
Cobalt International Energy, Inc., Convertible 3.125% 5/15/24	971,000	1,044,432
Essar Energy PLC, Convertible 4.250% 2/01/16	400,000	398,000

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Petrobras Global Finance BV FRN 2.367% 1/15/19	$1,005,000	$999,975
Petrobras International Finance Co. 5.375% 1/27/21	198,000	206,362
Reliance Holdings USA, Inc. (f) 4.500% 10/19/20	323,000	337,203
YPF SA (f) 8.750% 4/04/24	394,000	411,691
YPF SA (f) 8.875% 12/19/18	470,000	495,850

		4,738,084

Packaging & Containers — 0.0%
Crown Cork & Seal Co., Inc. 7.500% 12/15/96	77,000	73,150

Pharmaceuticals — 0.5%
BioMarin Pharmaceutical, Inc., Convertible 0.750% 10/15/18	127,000	131,366
BioMarin Pharmaceutical, Inc., Convertible 1.500% 10/15/20	127,000	133,747
Capsugel FinanceCo SCA EUR (e) (f) 9.875% 8/01/19	100,000	147,556
Forest Laboratories, Inc. (f) 4.375% 2/01/19	417,000	449,864
Forest Laboratories, Inc. (f) 5.000% 12/15/21	293,000	321,087
Mylan, Inc. /PA 2.550% 3/28/19	394,000	396,887
Mylan, Inc. /PA, Convertible 3.750% 9/15/15	429,000	1,663,179

		3,243,686

Pipelines — 0.0%
Sabine Pass Liquefaction LLC 5.625% 4/15/23	252,000	262,710

Real Estate — 0.4%
CapitaLand Ltd. SGD (e) (f) 1.950% 10/17/23	500,000	408,694
CapitaLand Ltd., Convertible SGD (d) (e) 2.100% 11/15/16	750,000	599,236
CapitaLand Ltd., Convertible SGD (d) (e) 2.950% 6/20/22	1,250,000	1,006,245
Forest City Enterprises, Inc., Convertible 4.250% 8/15/18	370,000	418,100
Sun Hung Kai Properties Capital Market Ltd. (d) 4.500% 2/14/22	200,000	210,881

		2,643,156

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 0.1%
American Tower Corp. 3.400% 2/15/19	$141,000	$147,508
Trust F/1401 (f) 5.250% 12/15/24	470,000	493,500

		641,008

Retail — 0.1%
Best Buy Co., Inc. 5.000% 8/01/18	456,000	478,230

Savings & Loans — 0.3%
Dana Gas Sukuk Ltd., Convertible (f) 7.000% 10/31/17	1,284,360	1,258,673
Dana Gas Sukuk Ltd. (f) 9.000% 10/31/17	627,710	599,463
Zeus Cayman II JPY (d) (e) 0.000% 8/18/16	28,000,000	486,562

		2,344,698

Semiconductors — 0.1%
Intel Corp., Convertible (f) 3.250% 8/01/39	330,000	509,025

Software — 0.2%
Salesforce.com, Inc., Convertible 0.250% 4/01/18	710,000	815,169
Take-Two Interactive Software, Inc., Convertible 1.750% 12/01/16	360,000	471,150

		1,286,319

Telecommunications — 0.4%
AT&T, Inc. 2.375% 11/27/18	876,000	890,690
Colombia Telecomunicaciones SA (f) 5.375% 9/27/22	216,000	215,676
Hughes Satellite Systems Corp. 7.625% 6/15/21	103,000	117,935
Intelsat Jackson Holdings SA 7.500% 4/01/21	442,000	483,990
Telecom Italia Finance SA EUR (d) (e) 6.125% 11/15/16	500,000	849,308
Telecom Italia SpA (f) 5.303% 5/30/24	487,000	488,826

		3,046,425

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 0.1%
Inversiones Alsacia SA (Acquired 2/18/11, Cost $566,000) (f) (h) 8.000% 8/18/18	$292,660	$196,082
Viterra, Inc. (f) 5.950% 8/01/20	139,000	158,649

		354,731

TOTAL CORPORATE DEBT (Cost $44,148,027)		48,581,441

SOVEREIGN DEBT OBLIGATIONS — 7.7%
Argentina Bonar Bonds 7.000% 4/17/17	168,849	157,705
Argentina Bonar Bonds 7.000% 4/17/17	1,220,931	1,140,350
Argentina Bonar Bonds 8.750% 5/07/24	331,207	309,679
Australia Government Bond AUD (e) 2.750% 4/21/24	1,048,000	923,118
Australia Government Bond AUD (e) 5.500% 4/21/23	3,446,000	3,748,870
Brazil Notas do Tesouro Nacional Serie B BRL (e) 6.000% 8/15/24	148,000	163,460
Brazil Notas do Tesouro Nacional Serie F BRL (e) 10.000% 1/01/21	22,299,000	9,221,673
Brazil Notas do Tesouro Nacional Serie F BRL (e) 10.000% 1/01/23	6,066,000	2,456,998
Brazil Notas do Tesouro Nacional Serie F BRL (e) 10.000% 1/01/25	3,300,000	1,306,946
Brazilian Government International Bond 4.875% 1/22/21	710,000	773,900
Canadian Government Bond CAD (e) 1.500% 3/01/17	999,000	944,493
Canadian Government Bond CAD (e) 3.500% 6/01/20	737,000	760,780
Canadian Government Bond CAD (e) 4.000% 6/01/16	605,000	598,043
Indonesia Treasury Bond IDR (e) 7.875% 4/15/19	7,790,000,000	659,407
Poland Government Bond PLN (e) 5.250% 10/25/20	7,136,000	2,627,037

	Principal Amount	Value
Poland Government Bond PLN (e) 5.750% 10/25/21	$9,234,000	$3,523,448
Provincia de Buenos Aires/Argentina (d) 10.875% 1/26/21	165,000	157,575
Queensland Treasury Corp. AUD (e) 6.000% 6/14/21	1,025,000	1,117,566
Republic of Argentina 7.000% 10/03/15	375,917	363,512
Republic of Germany EUR (e) 4.250% 7/04/17	3,945,192	6,079,312
United Kingdom Gilt GBP (d) (e) 2.250% 9/07/23	5,279,011	8,726,061
United Mexican States MXN (e) 10.000% 12/05/24	63,177,200	6,502,423

		52,262,356

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $52,015,624)		52,262,356

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bonds & Notes — 4.5%
U.S. Treasury Note 0.250% 1/15/15	1,921,000	1,922,791
U.S. Treasury Note 0.250% 3/31/15	3,438,100	3,441,961
U.S. Treasury Note (i) 1.250% 10/31/18	3,513,100	3,486,066
U.S. Treasury Note 1.750% 5/15/22	1,007,800	970,086
U.S. Treasury Note 2.000% 5/31/21	6,624,900	6,575,342
U.S. Treasury Note 2.000% 11/15/21	828,900	818,523
U.S. Treasury Note (j) 2.250% 3/31/16	4,464,000	4,611,456
U.S. Treasury Note 2.250% 4/30/21	4,937,500	4,986,007
U.S. Treasury Note 2.750% 2/15/24	3,889,800	3,978,156

		30,790,388

TOTAL U.S. TREASURY OBLIGATIONS (Cost $30,746,601)		30,790,388

TOTAL BONDS & NOTES (Cost $135,004,856)		139,873,746

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.1%
Diversified Financial — 1.1%
BlackRock Liquidity Funds TempFund Portfolio	626,731	$626,731
ETFS Gold Trust (a)	14,400	1,878,336
ETFS Physical Palladium Shares (a)	4,904	403,060
ETFS Platinum Trust (a)	4,140	598,768
iShares Gold Trust (a)	141,484	1,822,314
Market Vectors - Gold Miners ETF	40,854	1,080,588
SPDR Gold Trust (a)	9,428	1,207,161

		7,616,958

TOTAL MUTUAL FUNDS (Cost $8,712,195)		7,616,958

	Units
PURCHASED OPTIONS — 1.1%
Consumer, Non-cyclical — 0.2%
Beverages — 0.0%
The Coca-Cola Co., Call, Expires 1/16/15, Strike 45.00	134,916	81,624

Health Care – Products — 0.1%
Johnson & Johnson Co., Call, Expires 2/20/15, Strike 105.00	66,000	254,244

Health Care – Services — 0.0%
Humana Inc., Call, Expires 1/16/15, Strike 115.00	3,313	60,131
Humana Inc., Call, Expires 1/16/15, Strike 130.00	13,498	120,132

		180,263

Media — 0.0%
Time Warner Cable, Inc., Put, Expires 7/19/14, Strike 135.00	10	250

Pharmaceuticals — 0.1%
Merck & Co., Inc., Call, Expires 1/16/15, Strike 55.00	108,933	484,752
Mylan, Inc., Call, Expires 1/16/15, Strike 47.00	15,900	114,158
Mylan, Inc., Call, Expires 1/16/15, Strike 47.00	15,900	114,157
Pfizer, Inc., Call, Expires 1/16/15, Strike 32.50	65,305	22,990
Takeda Pharmaceutical Co. Ltd., Call, Expires 1/29/15, Strike 5,108.80	8,000	6,429
Takeda Pharmaceutical Co. Ltd., Call, Expires 10/09/14, Strike 4,906.34	8,148	5,776

		748,262

	Units	Value
Retail — 0.0%
Coach Inc., Call, Expires 2/20/15, Strike 60.00	13,305	$511

		1,265,154

Energy — 0.2%
Oil & Gas — 0.1%
Anadarko Petroleum Corp., Call, Expires 1/16/2015, Strike 105.00	12,050	135,261
Anadarko Petroleum Corp., Call, Expires 1/16/2015, Strike 115.00	19,502	125,300
Canadian Natural Resources Ltd., Call, Expires 9/20/14, Strike 34.00	201	235,170
Chevron Corp., Call, Expires 12/19/14, Strike 135.00	6,540	17,495
Chevron Corp., Call, Expires 12/19/14, Strike 135.00	12,850	34,374
Chevron Corp., Call, Expires 12/19/14, Strike 135.00	6,300	16,853
EOG Resources, Inc., Call, Expires 10/17/14, Strike 120.00	18,273	98,217
Marathon Oil Corp., Call, Expires 7/18/14, Strike 32.00	3,265	25,630
Occidental Petroleum Corp., Call, Expires 1/16/15, Strike 95.00	16,317	54,254

		742,554

Oil & Gas Services — 0.1%
Transocean Ltd., Put, Expires 1/16/15, Strike 38.00	19,604	21,270
Transocean Ltd., Put, Expires 1/16/15, Strike 40.00	5,330	8,475
Transocean Ltd., Put, Expires 1/16/15, Strike 40.00	5,070	8,061
Transocean Ltd., Put, Expires 1/16/15, Strike 40.00	15,600	24,804
Transocean Ltd., Put, Expires 1/16/15, Strike 40.00	13,026	20,711
Transocean Ltd., Put, Expires 1/16/15, Strike 40.00	13,055	20,758
Transocean Ltd., Put, Expires 1/16/15, Strike 43.00	21,333	58,772
Transocean Ltd., Put, Expires 1/16/15, Strike 43.00	17,067	47,020

		209,871

		952,425

Financial — 0.7%
Banks — 0.0%
Bank of America Corp., Call, Expires 1/17/15, Strike 17.00	171,190	77,892

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Diversified Financial — 0.6%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 11/28/14, Strike 2.75% (OTC - Goldman Sachs & Co., pay fixed rate; underlying swap terminates 12/02/24)	16,493,431	$228,733
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 9/15/14, Strike 2.80% (OTC - Goldman Sachs & Co., pay fixed rate; underlying swap terminates 9/17/24)	21,619,000	341,093
3-Month USD LIBOR BBA 5 Year Swaption, Call, Expires 10/10/14, Strike 1.63% (OTC - Goldman Sachs & Co., pay fixed rate; underlying swap terminates 11/14/19)	29,812,391	63,300
3-Month USD LIBOR BBA 5 Year Swaption, Call, Expires 10/28/14, Strike 1.80% (OTC - Deutsche Bank AG, pay fixed rate; underlying swap terminates 10/30/19)	49,958,000	255,717
3-Month USD LIBOR BBA 5 Year Swaption, Call, Expires 11/17/14, Strike 1.80% (OTC - Deutsche Bank AG, pay fixed rate; underlying swap terminates 11/19/19)	13,089,000	66,000
3-Month USD LIBOR BBA 5 Year Swaption, Call, Expires 9/26/14, Strike 1.90% (OTC - Goldman Sachs & Co., pay fixed rate; underlying swap terminates 9/30/19)	13,219,885	101,952
6-Month JPY LIBOR rate BBA 10 year Swaption, Put, Expires 1/25/16, Strike 1.35% (OTC - Goldman Sachs & Co., receive fixed rate; underlying swap terminates 1/27/26)	134,187,000	8,447
6-Month JPY LIBOR rate BBA 10 year Swaption, Put, Expires 1/25/16, Strike 1.35% (OTC - Goldman Sachs & Co., receive fixed rate; underlying swap terminates 1/27/26)	268,830,000	16,923
6-Month JPY LIBOR rate BBA 5 year Swaption, Put, Expires 4/04/18, Strike 1.07% (OTC - Deutsche Bank AG, receive fixed rate; underlying swap terminates 4/06/23)	143,913,000	16,658
Citigroup, Inc., Call, Expires 1/16/15, Strike 60.00	47,933	6,711
Euro STOXX 50 Index, Call, Expires 12/15/17, Strike 3,500.00	453	137,984
Euro STOXX 50 Index, Call, Expires 12/18/15, Strike 3,325.00	478	117,897
Euro STOXX 50 Index, Call, Expires 3/16/18, Strike 3,500.00	377	118,371

	Units	Value
Euro STOXX 50 Index, Call, Expires 3/17/17, Strike 3,450.00	445	$122,201
Euro STOXX 50 Index, Call, Expires 6/15/18, Strike 3,600.00	182	56,771
Euro STOXX 50 Index, Call, Expires 6/16/17, Strike 3,500.00	411	108,216
Euro STOXX 50 Index, Call, Expires 9/15/17, Strike 3,600.00	443	114,721
Euro STOXX 50 Index, Call, Expires 9/21/18, Strike 3,426.55	190	74,188
Euro STOXX 50 Index, Call, Expires 12/16/16, Strike 3,293.00	1,131	384,089
JP Morgan Chase & Co., Call, Expires 1/16/15, Strike 65.00	85,595	36,378
JP Morgan Chase & Co., Call, Expires 1/16/15, Strike 65.00	41,964	17,835
MSCI Emerging Markets Index, Put, Expires 8/15/14, Strike 1,019.91	3,433	32,391
S&P 500 Index, Put, Expires 7/18/14, Strike 1,838.92	1,762	2,443
S&P 500 Index, Put, Expires 7/18/14, Strike 1,854.90	1,748	3,073
S&P 500 Index, Put, Expires 7/18/14, Strike 1,900.00	1,728	6,566
S&P 500 Index, Put, Expires 8/15/14, Strike 1,853.97	1,221	8,529
S&P 500 Index, Put, Expires 8/15/14, Strike 1,928.98	1,692	30,015
SPDR Gold Shares, Call, Expires 03/20/15, Strike 133.44	9,065	33,758
SPDR Gold Shares, Call, Expires 06/19/15, Strike 135.00	134	56,280
SPDR Gold Shares, Call, Expires 12/20/14, Strike 130.00	301	117,089
SPDR Gold Shares, Call, Expires 12/31/14, Strike 130.56	10,294	39,117
STOXX Europe 600 Index, Call, Expires 12/16/16, Strike 347.97	3,569	68,106
STOXX Europe 600 Index, Call, Expires 3/17/17, Strike 355.61	4,020	61,111
STOXX Europe 600 Index, Call, Expires 9/16/16, Strike 348.12	4,260	68,438
Topix Index, Call, Expires 06/12/15, Strike 1,288.00	228,678	141,947
Topix Index, Call, Expires 12/12/14, Strike 1,178.21	167,120	168,690
Topix Index, Call, Expires 12/12/14, Strike 1,240.60	166,532	102,345
Topix Index, Call, Expires 3/13/15, Strike 1,184.43	305,600	335,206
Topix Index, Call, Expires 9/12/14, Strike 1,246.74	193,038	83,986

		3,753,275

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Insurance — 0.1%
Ace Limited, Call, Expires 1/16/15, Strike 95.00	29,852	$280,356
MetLife Inc., Call, Expires 1/16/15, Strike 50.00	53,735	364,054
MetLife, Inc., Call, Expires 1/17/15, Strike 50.00	61	41,480
Prudential Financial, Inc., Call, Expires 1/16/15, Strike 87.50	41,130	246,780
Prudential Financial, Inc., Call, Expires 1/17/15, Strike 82.50	40	35,200

		967,870

Real Estate Investment Trusts (REITS) — 0.0%
Security Capital U.S. Realty, Put, Expires 7/18/14, Strike 1,077.67	2,977	1,768
Security Capital U.S. Realty, Put, Expires 7/18/14, Strike 1,078.40	3,003	1,846
Security Capital U.S. Realty, Put, Expires 8/15/14, Strike 1,155.45	2,540	35,487

		39,101

		4,838,138

Industrial — 0.0%
Manufacturing — 0.0%
Siemens AG, Call, Expires 1/16/15, Strike 150.00	16,864	31,620

Technology — 0.0%
Software — 0.0%
Oracle Corp., Call, Expires 1/16/15, Strike 42.00	67,458	113,329

TOTAL PURCHASED OPTIONS (Cost $7,044,855)		7,200,666

	Number of Shares
WARRANTS — 0.0%
Financial — 0.0%
Insurance — 0.0%
Sun Hung Kai Properties Ltd., Expires 4/22/16, Strike TBD (a)	11,250	14,690
TFS Corp. Ltd., Expires 7/15/18, Strike 1.28 (a)	222,000	165,905

		180,595

TOTAL WARRANTS (Cost $0)		180,595

TOTAL LONG-TERM INVESTMENTS (Cost $516,659,594)		597,778,359

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 12.9%
Certificate of Deposit — 0.1%
Banco Del Estado De Chile 2.030% 4/02/15	$475,000	$474,353

Sovereign Debt Obligations — 2.0%
Japan Treasury Discount Bill JPY (e) 0.049% 7/07/14	300,000,000	2,961,331
Japan Treasury Discount Bill JPY (e) 0.051% 8/04/14	190,000,000	1,875,435
Mexico Cetes MXN (e) 3.052% 12/11/14	22,405,600	1,703,809
Mexico Cetes MXN (e) 3.376% 7/24/14	6,651,830	511,647
Mexico Cetes MXN (e) 3.457% 8/21/14	11,603,620	890,143
Mexico Cetes MXN (e) 3.468% 9/04/14	9,789,910	750,021
Mexico Cetes MXN (e) 3.478% 9/18/14	9,599,000	734,393
Mexico Cetes MXN (e) 3.518% 10/16/14	26,100,000	1,991,362
Mexico Cetes MXN (e) 3.539% 11/13/14	10,464,000	796,187
Mexico Cetes MXN (e) 3.549% 8/07/14	10,040,330	771,173
Mexico Cetes MXN (e) 3.579% 7/10/14	10,026,000	772,135

		13,757,636

U.S. Treasury Bills — 10.8%
U.S. Treasury Bill 0.015% 7/03/14	2,450,000	2,449,998
U.S. Treasury Bill 0.018% 10/02/14	2,000,000	1,999,907
U.S. Treasury Bill 0.022% 10/09/14	2,000,000	1,999,878
U.S. Treasury Bill 0.023% 9/25/14	1,000,000	999,946
U.S. Treasury Bill 0.025% 9/25/14	5,000,000	4,999,701
U.S. Treasury Bill 0.026% 9/04/14	1,300,000	1,299,939
U.S. Treasury Bill 0.028% 8/07/14	2,300,000	2,299,935
U.S. Treasury Bill 0.030% 8/14/14	17,800,000	17,799,347
U.S. Treasury Bill 0.033% 7/10/14	2,000,000	1,999,984
U.S. Treasury Bill 0.033% 8/28/14	3,500,000	3,499,817
U.S. Treasury Bill 0.034% 7/24/14	4,600,000	4,599,903

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bill 0.036% 10/09/14	$4,000,000	$3,999,611
U.S. Treasury Bill 0.037% 8/14/14	1,000,000	999,956
U.S. Treasury Bill 0.038% 10/02/14	3,000,000	2,999,716
U.S. Treasury Bill 0.041% 10/30/14	3,400,000	3,399,543
U.S. Treasury Bill 0.043% 7/17/14	700,000	699,987
U.S. Treasury Bill 0.046% 7/03/14	1,000,000	999,997
U.S. Treasury Bill 0.046% 7/10/14	100,000	99,999
U.S. Treasury Bill 0.047% 8/07/14	3,000,000	2,999,858
U.S. Treasury Bill 0.051% 7/17/14	1,000,000	999,978
U.S. Treasury Bill 0.051% 10/09/14	2,600,000	2,599,639
U.S. Treasury Bill 0.056% 7/24/14	2,000,000	1,999,930
U.S. Treasury Bill 0.056% 10/16/14	1,300,000	1,299,787
U.S. Treasury Bill 0.062% 8/21/14	3,000,000	2,999,741
U.S. Treasury Bill 0.066% 8/14/14	1,000,000	999,920
U.S. Treasury Bill 0.069% 8/21/14	2,000,000	1,999,809

		73,045,826

TOTAL SHORT-TERM INVESTMENTS (Cost $87,112,915)		87,277,815

TOTAL INVESTMENTS — 100.9% (Cost $603,772,509) (k)		685,056,174

Other Assets/(Liabilities) — (0.9)%		(6,180,051)

NET ASSETS — 100.0%		$678,876,123

	Number of Shares
EQUITIES SOLD SHORT — (0.1)%
Energy — (0.1)%
Oil & Gas — (0.1)%
Eni SpA	(12,975)	(354,660)

TOTAL EQUITIES SOLD SHORT (Cost $(330,026))		(354,660)

Notes to Consolidated Portfolio of Investments

ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GDR	Global Depositary Receipt
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SGD	Singapore Dollar
USD	United States Dollar
VRN	Variable Rate Note
(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $10,807,203 or 1.59% of net assets.
(c)	These securities are held as collateral for written options. (Note 2).
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2014, these securities amounted to a value of $13,567,718 or 2.00% of net assets.
(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $14,616,572 or 2.15% of net assets.
(g)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2014, these securities amounted to a value of $409,200 or 0.06% of net assets.
(h)	Restricted security. Certain securities are restricted as to resale. At June 30, 2014, these securities amounted to a value of $1,987,202 or 0.29% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(i)	This security is held as collateral for securities sold short. (Note 2).
(j)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(k)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments, at value (Note 2) (a)	$597,778,359
Short-term investments, at value (Note 2) (b)	87,277,815

Total investments	685,056,174

Cash	65,884
Foreign currency, at value (c)	268,096
Receivables from:
Investments sold	5,560,140
Cash collateral on deposit at broker	303,913
Open forward foreign currency contracts (Note 2)	139,400
Investment adviser	84,607
Fund shares sold	554,097,883
Collateral held for open futures contracts (Note 2)	1,220,000
Collateral held for open swap agreements (Note 2)	125,000
Variation margin on open derivative instruments (Note 2)	3,965
Interest and dividends	2,814,842
Foreign taxes withheld	284,698
Open swap agreements, at value (Note 2)	151,508
Prepaid expenses	60

Total assets	1,250,176,170

Liabilities:
Payables for:
Investments purchased	5,559,408
Written options outstanding, at value (Note 2) (d)	2,980,718
Securities sold short, at value (Note 2) (e)	354,660
Open forward foreign currency contracts (Note 2)	742,029
Fund shares repurchased	557,100,624
Interest and dividends	800
Premium on purchased options	491,536
Open swap agreements, at value (Note 2)	18,813
Trustees’ fees and expenses (Note 3)	86,117
Variation margin on open derivative instruments (Note 2)	14,469
Collateral pledged for open swap agreements (Note 2)	3,200,000
Affiliates (Note 3):
Investment advisory fees	451,193
Administration fees	71,442
Service fees	5,977
Shareholder service fees	4,210
Distribution fees	63
Accrued expense and other liabilities	217,988

Total liabilities	571,300,047

Net assets	$678,876,123

Net assets consist of:
Paid-in capital	$557,299,378
Undistributed (accumulated) net investment income (loss)	7,137,629
Accumulated net realized gain (loss) on investments and foreign currency transactions	34,154,903
Net unrealized appreciation (depreciation) on investments and foreign currency translations	80,284,213

Net assets	$678,876,123

(a) Cost of investments:	$516,659,594
(b) Cost of short-term investments:	$87,112,915
(c) Cost of foreign currency:	$268,128
(d) Premiums on written options:	$2,933,046
(e) Proceeds from securities sold short:	$330,026

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Class I shares:
Net assets	$618,363,244

Shares outstanding (a)	50,806,140

Net asset value, offering price and redemption price per share	$12.17

Class R5 shares:
Net assets	$19,144,951

Shares outstanding (a)	1,577,580

Net asset value, offering price and redemption price per share	$12.14

Service Class shares:
Net assets	$11,768,951

Shares outstanding (a)	968,659

Net asset value, offering price and redemption price per share	$12.15

Administrative Class shares:
Net assets	$19,743,192

Shares outstanding (a)	1,587,214

Net asset value, offering price and redemption price per share	$12.44

Class R4 shares:
Net assets	$102,987

Shares outstanding (a)	8,525

Net asset value, offering price and redemption price per share	$12.08

Class A shares:
Net assets	$9,649,874

Shares outstanding (a)	799,203

Net asset value and redemption price per share	$12.07

Offering price per share (100/[100-maximum sales charge] of net asset value)	$12.81

Class R3 shares:
Net assets	$102,924

Shares outstanding (a)	8,525

Net asset value, offering price and redemption price per share	$12.07

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment income (Note 2):
Dividends (a)	$6,484,168
Interest	3,963,501

Total investment income	10,447,669

Expenses (Note 3):
Investment advisory fees	2,606,209
Custody fees	287,033
Dividend expense on short sales	13,856
Audit fees	65,159
Legal fees	5,272
Proxy fees	510
Shareholder reporting fees	18,945
Trustees’ fees	21,577
Registration and filing fees	3
Transfer agent fees	744
Subsidiary administration fees	15,408

3,034,716
Administration fees:
Class I*	1,266
Class R5	244,825
Service Class	9,177
Administrative Class	21,797
Class R4*	54
Class A	10,485
Class R3*	54
Distribution fees:
Class R3*	63
Service fees:
Class R4*	63
Class A	11,372
Class R3*	63
Shareholder service fees:
Service Class	1,473
Administrative Class	7,163
Class A	3,511

Total expenses	3,346,082
Expenses waived (Note 3):
Class I fees reimbursed by adviser*	(11,114)
Class R5 fees reimbursed by adviser	(343,136)
Service Class fees reimbursed by adviser	(6,706)
Administrative Class fees reimbursed by adviser	(10,842)
Class R4 fees reimbursed by adviser*	(33)
Class A fees reimbursed by adviser	(5,272)
Class R3 fees reimbursed by adviser*	(33)
Subsidiary expenses waived (Note 3)	(53,672)

Net expenses	2,915,274

Net investment income (loss)	7,532,395

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$28,692,419
Futures contracts	(3,666,377)
Written options	2,057,929
Forward sale commitments	(11,655)
Swap agreements	(51,303)
Foreign currency transactions	34,200

Net realized gain (loss)	27,055,213

(a) Net of withholding tax of:	$457,620

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations (Continued)

For the Six Months Ended June 30, 2014 (Unaudited)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(11,116,305)
Futures contracts	737,508
Written options	313,785
Forward sale commitments	(24,634)
Swap agreements	140,184
Translation of assets and liabilities in foreign currencies	(1,466,014)

Net change in unrealized appreciation (depreciation)	(11,415,476)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	15,639,737

Net increase (decrease) in net assets resulting from operations	$23,172,132

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,532,395	$6,390,042
Net realized gain (loss) on investment transactions	27,055,213	32,050,507
Net change in unrealized appreciation (depreciation) on investments	(11,415,476)	47,096,126

Net increase (decrease) in net assets resulting from operations	23,172,132	85,536,675

Distributions to shareholders (Note 2):
From net investment income:
Class R5	-	(7,665,490)
Service Class	-	(126,870)
Administrative Class	-	(177,667)
Class A	-	(73,326)

Total distributions from net investment income	-	(8,043,353)

From net realized gains:
Class R5	-	(20,384,732)
Service Class	-	(383,749)
Administrative Class	-	(613,968)
Class A	-	(293,458)

Total distributions from net realized gains	-	(21,675,907)

Net fund share transactions (Note 5):
Class I*	616,458,995	-
Class R5	(616,133,759)	16,215,029
Service Class	(294,038)	(5,917,479)
Administrative Class	38,938	(6,165,596)
Class R4*	100,000	-
Class A	498,670	2,176,404
Class R3*	100,000	-

Increase (decrease) in net assets from fund share transactions	768,806	6,308,358

Total increase (decrease) in net assets	23,940,938	62,125,773
Net assets
Beginning of period	654,935,185	592,809,412

End of period	$678,876,123	$654,935,185

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$7,137,629	$-

Distributions in excess of net investments income included in net assets at end of year	$-	$(394,766)

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]
Class I
06/30/14[h,r,w]	$11.80	$0.09		$0.28	$0.37	$-	$-	$-	$-	$12.17	3.14%	[b]
Class R5
06/30/14[r,w]	$11.74	$0.13		$0.27	$0.40	$-	$-	$-	$-	$12.14	3.58%	[b]
12/31/13[w]	10.73	0.12		1.44	1.56	(0.15)	(0.40)	-	(0.55)	11.74	14.65%
12/31/12[w]	9.93	0.17		0.84	1.01	(0.18)	(0.03)	-	(0.21)	10.73	10.13%
12/31/11[w]	10.79	0.19		(0.63)	(0.44)	(0.24)	(0.18)	-	(0.42)	9.93	(4.07%	)
12/31/10	9.90	0.16		0.83	0.99	(0.10)	-	-	(0.10)	10.79	10.03%
12/31/09[g]	10.00	0.01		(0.11)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.96%	)[b]
Service Class
06/30/14[r,w]	$11.74	$0.13		$0.28	$0.41	$-	$-	$-	$-	$12.15	3.49%	[b]
12/31/13[w]	10.72	0.11		1.44	1.55	(0.13)	(0.40)	-	(0.53)	11.74	14.48%
12/31/12[w]	9.93	0.15		0.85	1.00	(0.18)	(0.03)	-	(0.21)	10.72	10.10%
12/31/11[w]	10.78	0.18		(0.63)	(0.45)	(0.22)	(0.18)	-	(0.40)	9.93	(4.15%	)
12/31/10	9.90	0.16		0.82	0.98	(0.10)	-	-	(0.10)	10.78	9.93%
12/31/09[g]	10.00	0.00	[d]	(0.10)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.97%	)[b]
Administrative Class
06/30/14[r,w]	$12.03	$0.13		$0.28	$0.41	$-	$-	$-	$-	$12.44	3.41%	[b]
12/31/13[w]	10.98	0.09		1.48	1.57	(0.12)	(0.40)	-	(0.52)	12.03	14.36%
12/31/12[w]	10.17	0.14		0.87	1.01	(0.17)	(0.03)	-	(0.20)	10.98	9.86%
12/31/11[w]	10.79	0.16		(0.59)	(0.43)	(0.01)	(0.18)	-	(0.19)	10.17	(3.91%	)
12/31/10	9.90	0.13		0.83	0.96	(0.07)	-	-	(0.07)	10.79	9.96%
12/31/09[g]	10.00	0.01		(0.11)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.98%	)[b]
Class R4
06/30/14[h,r,w]	$11.73	$0.06		$0.29	$0.35	$-	$-	$-	$-	$12.08	2.98%	[b]
Class A
06/30/14[r,w]	$11.69	$0.11		$0.27	$0.38	$-	$-	$-	$-	$12.07	3.25%	[b]
12/31/13[w]	10.69	0.06		1.44	1.50	(0.10)	(0.40)	-	(0.50)	11.69	14.13%
12/31/12[w]	9.91	0.11		0.84	0.95	(0.14)	(0.03)	-	(0.17)	10.69	9.57%
12/31/11[w]	10.77	0.13		(0.63)	(0.50)	(0.18)	(0.18)	-	(0.36)	9.91	(4.53%	)
12/31/10	9.90	0.11		0.84	0.95	(0.08)	-	-	(0.08)	10.77	9.46%
12/31/09[g]	10.00	0.00	[d]	(0.10)	(0.10)	-	-	-	-	9.90	(1.00%	)[b]
Class R3
06/30/14[h,r,w]	$11.73	$0.05		$0.29	$0.34	$-	$-	$-	$-	$12.07	2.90%	[b]

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	45%	66%	61%	43%	46%	21%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
f	Amount is less than $500.
g	For the period ended December 1, 2009 (commencement of operations) through December 31, 2009.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.
r	Unaudited.
w	Consolidated.
x	Excludes short sale dividend and loan expense.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Includes short sale dividend and loan expense.

The accompanying notes are an integral part of the consolidated financial statements.

26

Ratios / Supplemental Data
Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers[x]	Ratio of expenses to average daily net assets after expense waivers[j,x]	Short sale dividend and loan expense to average daily net assets[y]	Ratio of expenses to average daily net assets before expense waivers[z]	Ratio of expenses to average daily net assets after expense waivers[j,z]	Net investment income (loss) to average daily net assets[z]

$618,363		0.94%[a]	0.79%[a]	0.01%[a]	0.95%[a]	0.80%[a]	3.13%[a]

$19,145		1.01%[a]	0.88%[a]	0.00%[a,e]	1.01%[a]	0.88%[a]	2.29%[a]
615,383		0.97%	0.86%	0.00%[e]	0.97%	0.86%	1.04%
547,436		1.00%	0.86%	N/A	1.00%	0.86%	1.57%
526,621		0.95%	0.86%	0.00%[e]	0.95%	0.86%	1.77%
556,739		0.95%	0.86%	0.00%[e]	0.95%	0.86%	1.54%
462,500		1.33%[a]	0.86%[a]	N/A	1.33%[a]	0.86%[a]	0.84%[a]

$11,769		1.11%[a]	0.98%[a]	0.00%[a,e]	1.11%[a]	0.98%[a]	2.22%[a]
11,658		1.07%	0.96%	0.00%[e]	1.07%	0.96%	0.98%
16,060		1.10%	0.96%	N/A	1.10%	0.96%	1.45%
786		1.05%	0.96%	0.00%[e]	1.05%	0.96%	1.63%
1,524		1.05%	0.96%	0.00%[e]	1.05%	0.96%	1.52%
99		1.43%[a]	0.96%[a]	N/A	1.43%[a]	0.96%[a]	0.49%[a]

$19,743		1.24%[a]	1.10%[a]	0.00%[a,e]	1.24%[a]	1.10%[a]	2.19%[a]
19,051		1.22%	1.11%	0.00%[e]	1.22%	1.11%	0.79%
23,253		1.25%	1.11%	N/A	1.25%	1.11%	1.29%
0	[f]	1.17%	1.10%	0.00%[e]	1.17%	1.10%	1.42%
10,852		1.20%	1.11%	0.00%[e]	1.20%	1.11%	1.29%
9,702		1.58%[a]	1.11%[a]	N/A	1.58%[a]	1.11%[a]	0.64%[a]

$103		1.39%[a]	1.24%[a]	0.01%[a]	1.40%[a]	1.25%[a]	1.96%[a]

$9,650		1.49%[a]	1.35%[a]	0.00%[a,e]	1.49%[a]	1.35%[a]	1.86%[a]
8,844		1.47%	1.36%	0.00%[e]	1.47%	1.36%	0.53%
6,060		1.50%	1.36%	N/A	1.50%	1.36%	1.07%
2,015		1.45%	1.36%	0.00%[e]	1.45%	1.36%	1.24%
2,432		1.45%	1.36%	0.00%[e]	1.45%	1.36%	1.10%
99		1.83%[a]	1.36%[a]	N/A	1.83%[a]	1.36%[a]	0.08%[a]

$103		1.64%[a]	1.49%[a]	0.01%[a]	1.65%[a]	1.50%[a]	1.69%[a]

27

Notes to Consolidated Financial Statements (Unaudited)

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

Effective April 1, 2014, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of June 30, 2014, the Fund’s net assets were $678,876,123, of which $8,075,151 or 1.19%, represented the Fund’s ownership of the shares of the Subsidiary.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty

28

Notes to Consolidated Financial Statements (Unaudited) (Continued)

information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset value. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

29

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset value.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Fund characterized all securities sold short at Level 2, as of June 30, 2014. The level classification by major category of investments is the same as the category presentation in the Consolidated Portfolio of Investments.

The following is the aggregate value by input level, as of June 30, 2014, for the Fund’s other investments:

Asset Investments	Level 1	Level 2		Level 3	Total
Common Stock	$238,288,198	$185,697,449	*	$6,305,213	$430,290,860
Preferred Stock	6,227,016	5,593,193		795,325	12,615,534
Bank Loans	-	8,239,561		-	8,239,561
Corporate Debt	-	45,927,684		2,653,757	48,581,441
Sovereign Debt Obligations	-	52,262,356		-	52,262,356
U.S. Treasury Obligations	-	30,790,388		-	30,790,388
Mutual Funds	7,616,958	-		-	7,616,958
Purchased Options	485,469	6,715,197		-	7,200,666
Warrants	-	14,690		165,905	180,595
Short-Term Investments	-	87,277,815		-	87,277,815

Total Investments	$252,617,641	$422,518,333		$9,920,200	$685,056,174

30

Notes to Consolidated Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3	Total
Asset Derivatives
Forward Contracts	$-	$139,400	$-	$139,400
Futures Contracts	113,898	-	-	113,898
Swap Agreements	-	151,508	-	151,508

Total	$113,898	$290,908	$-	$404,806

Liability Derivatives
Forward Contracts	$-	$(742,029)	$-	$(742,029)
Futures Contracts	(406,157)	-	-	(406,157)
Swap Agreements	-	(243,792)	-	(243,792)
Written Options	(146,031)	(2,834,687)	-	(2,980,718)

Total	$(552,188)	$(3,820,508)	$-	$(4,372,696)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

The following table shows certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of June 30, 2014.

Consolidated Statement of Assets and Liabilities location
Receivables from:
Cash collateral on deposit at broker
Collateral held for open futures contracts
Collateral held for open swap agreements

Payables for:
Collateral pledged for open swap agreements

The Fund had no transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended June 30, 2014. The Fund recognizes transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/13	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 6/30/14	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/14
Common Stock	$4,556,870	$-	$-	$(1,726,883)	$4,541,596	$(1,211,861)	$2,158,664	**	$(2,013,173)	$6,305,213	$1,148,827
Preferred Stock	629,046	-	-	166,279	-	-	-		-	795,325	166,279
Corporate Debt†	2,304,473	-	-	(287,272)	-	(29,999)	-		-	1,987,202	(287,272)
Corporate Debt	641,831	-	(1,184)	16,460	66,180	(56,732)	-		-	666,555	16,460
Warrants	59,343	-	-	106,562	-	-	-		-	165,905	106,562

	$8,191,563	$-	$(1,184)	$(1,724,854)	$4,607,776	$(1,298,592)	$2,158,664		$(2,013,173)	$9,920,200	$1,150,856

*	The Fund recognizes transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 2 and Level 3 as inputs were less observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund.

31

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the period ended June 30, 2014. The following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	A

Total Return Swaps****
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Market Access	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A
Directional Investment	A

Options (Written)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Directional Investment	A

32

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Type of Derivative and Objective for Use
Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	A
Result of a Corporate Action	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At June 30, 2014, and during the period then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$-	$139,400	$-	$139,400
Futures Contracts^^	-	113,898	-	-	113,898
Swap Agreements*	33,422	118,086	-	-	151,508
Purchased Options*	-	6,101,843	-	1,098,823	7,200,666
Warrants*	-	180,595	-	-	180,595

Total Value	$33,422	$6,514,422	$139,400	$1,098,823	$7,786,067

Liability Derivatives
Forward Contracts^	$-	$-	$(742,029)	$-	$(742,029)
Futures Contracts^^	-	(406,157)	-	-	(406,157)
Swap Agreements^	-	(18,813)	-	-	(18,813)
Swap Agreements^^,^^^	(224,979)	-	-	-	(224,979)
Written Options^	-	(2,660,982)	-	(173,705)	(2,834,687)
Written Options^^^	-	(146,031)	-	-	(146,031)

Total Value	$(224,979)	$(3,231,983)	$(742,029)	$(173,705)	$(4,372,696)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$101,959	$-	$101,959
Futures Contracts	-	(3,666,377)	-	-	(3,666,377)
Swap Agreements	(62,707)	(30,633)	-	42,037	(51,303)
Purchased Options	-	(2,974,122)	13,800	(156,419)	(3,116,741)
Rights	-	43,084	-	-	43,084
Written Options	-	1,551,611	-	506,318	2,057,929

Total Realized Gain (Loss)	$(62,707)	$(5,076,437)	$115,759	$391,936	$(4,631,449)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(1,468,519)	$-	$(1,468,519)
Futures Contracts	-	737,508	-	-	737,508
Swap Agreements	28,855	(17,262)	-	128,591	140,184
Purchased Options	-	1,434,312	-	335,420	1,769,732
Written Options	-	277,333	-	36,452	313,785
Warrants	-	121,252	-	-	121,252

Total Change in Appreciation (Depreciation)	$28,855	$2,553,143	$(1,468,519)	$500,463	$1,613,942

33

Notes to Consolidated Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$75,944,285	$-	$75,944,285
Futures Contracts	-	759	-	-	759
Swap Agreements	$3,021,072	$9,475,600	$-	$25,909,915	$38,406,587
Purchased Options	-	2,310,480	-	657,719,346	660,029,826
Written Options	-	1,348,408	-	41,744,905	43,093,313
Rights	-	72,815	-	-	72,815
Warrants	-	223,875	-	-	223,875

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.
^^^	Represents centrally cleared swaps or exchange-traded written options, which are not subject to a master netting agreement.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2014.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund as of June 30, 2014.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Barclays Bank PLC	$25,019	$(25,019)	$-	$-
BNP Paribas SA	76,244	(73,257)	-	2,987
Brown Brothers Harriman & Co.	3,294	(2,542)	-	752
Citibank N.A.	47,623	(47,623)	-	-
Credit Suisse International	1,997	(1,997)	-	-
Deutsche Bank AG	74,847	(74,847)	-	-
HSBC Bank USA	41,275	(36,018)	-	5,257
JP Morgan Chase Bank	20,609	(20,609)	-	-

	$290,908	$(281,912)	$-	$8,996

34

Notes to Consolidated Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Fund as of June 30, 2014.

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Bank of America N.A.	$(345,637)	$-	$-	$(345,637)
Barclays Bank PLC	(86,753)	25,019	-	(61,734)
BNP Paribas SA	(73,257)	73,257	-	-
Brown Brothers Harriman & Co.	(2,542)	2,542	-	-
Citibank N.A.	(648,571)	47,623	100,000	(500,948)
Credit Suisse International	(309,418)	1,997	-	(307,421)
Deutsche Bank AG	(733,110)	74,847	658,263	-
Goldman Sachs International	(757,928)	-	757,928	-
HSBC Bank USA	(36,018)	36,018	-	-
JP Morgan Chase Bank	(133,954)	20,609	-	(113,345)
Morgan Stanley & Co.	(315,908)	-	-	(315,908)
UBS AG	(152,433)	-	-	(152,433)

	$(3,595,529)	$281,912	$1,516,191	$(1,797,426)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund during the period ended June 30, 2014, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

35

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund had the following open forward foreign currency contracts at June 30, 2014. The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
BRL	361,991	Brown Brothers Harriman & Co.	07/01/14	$165,067	$(1,233)

INR	39,065,790	Credit Suisse International	07/18/14	661,000	(13,912)

CNY	10,160,247	Deutsche Bank AG	01/30/15	1,635,932	(14,155)
EUR	1,208,000	Deutsche Bank AG	07/11/14	1,642,204	11,967

				3,278,136	(2,188)

CHF	1,433,165	HSBC Bank USA	08/08/14	1,594,381	22,221
CHF	1,428,995	HSBC Bank USA	08/15/14	1,592,940	19,054

				3,187,321	41,275

CNY	4,087,158	JP Morgan Chase Bank	01/30/15	653,579	(1,188)

				$7,945,103	$22,754

Contracts to Deliver
JPY	135,726,863	Bank of America N.A.	07/10/14	$1,328,052	$(11,812)

MXN	10,026,000	Barclays Bank PLC	07/10/14	743,410	(28,963)

EUR	1,208,000	BNP Paribas SA	07/03/14	1,654,525	404
EUR	1,538,461	BNP Paribas SA	07/10/14	2,108,188	1,510
JPY	168,042,577	BNP Paribas SA	07/03/14	1,651,000	(7,791)
JPY	141,243,319	BNP Paribas SA	07/24/14	1,379,045	(15,422)
JPY	171,990,282	BNP Paribas SA	07/25/14	1,676,000	(22,038)
MXN	22,405,600	BNP Paribas SA	12/11/14	1,703,123	(5,272)

				10,171,881	(48,609)

BRL	1,181,497	Brown Brothers Harriman & Co.	07/01/14	538,022	3,287
BRL	5,336	Brown Brothers Harriman & Co.	07/02/14	2,422	7
GBP	39,600	Brown Brothers Harriman & Co.	07/14/14	66,456	(1,309)

				606,900	1,985

36

Notes to Consolidated Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
EUR	1,208,000	Credit Suisse International	07/11/14	$1,656,168	$1,997
EUR	1,200,000	Credit Suisse International	07/17/14	1,639,032	(4,221)
EUR	674,600	Credit Suisse International	08/14/14	913,955	(9,925)
EUR	1,179,000	Credit Suisse International	08/15/14	1,600,257	(14,416)
JPY	135,120,150	Credit Suisse International	07/17/14	1,332,585	(1,360)
JPY	76,577,182	Credit Suisse International	07/24/14	747,824	(8,207)
JPY	241,737,000	Credit Suisse International	08/01/14	2,362,074	(24,689)
JPY	122,738,913	Credit Suisse International	08/07/14	1,198,997	(12,904)
MXN	6,651,830	Credit Suisse International	07/24/14	500,337	(11,598)
MXN	11,603,620	Credit Suisse International	08/21/14	874,768	(16,579)
MXN	26,100,000	Credit Suisse International	10/16/14	1,979,147	(18,306)

				14,805,144	(120,208)

BRL	3,892,064	Deutsche Bank AG	08/08/14	1,677,000	(66,085)
BRL	1,516,536	Deutsche Bank AG	08/15/14	680,000	2,144
CNY	10,160,247	Deutsche Bank AG	01/30/15	1,658,000	36,222
EUR	1,208,000	Deutsche Bank AG	07/03/14	1,654,960	839
EUR	1,208,000	Deutsche Bank AG	07/11/14	1,655,685	1,514
EUR	1,213,000	Deutsche Bank AG	07/17/14	1,661,677	622
EUR	2,127,000	Deutsche Bank AG	07/18/14	2,906,226	(6,451)
EUR	1,631,300	Deutsche Bank AG	08/07/14	2,208,878	(25,164)
EUR	481,000	Deutsche Bank AG	08/14/14	651,620	(7,120)
MXN	10,040,330	Deutsche Bank AG	08/07/14	744,037	(27,936)
MXN	10,464,000	Deutsche Bank AG	11/13/14	800,337	998

				16,298,420	(90,417)

JPY	142,221,040	Goldman Sachs International	07/10/14	1,392,484	(11,489)

JPY	190,000,000	HSBC Bank USA	08/04/14	1,869,159	(6,827)
JPY	168,869,724	HSBC Bank USA	08/07/14	1,649,924	(17,464)
JPY	142,219,823	HSBC Bank USA	08/14/14	1,392,592	(11,727)

				4,911,675	(36,018)

CNY	4,087,158	JP Morgan Chase Bank	01/30/15	668,000	15,609
EUR	469,000	JP Morgan Chase Bank	07/10/14	642,685	464
EUR	1,186,000	JP Morgan Chase Bank	08/08/14	1,605,277	(18,939)
EUR	1,196,000	JP Morgan Chase Bank	08/15/14	1,623,101	(14,854)
JPY	131,698,590	JP Morgan Chase Bank	07/11/14	1,298,406	(1,702)
JPY	208,724,011	JP Morgan Chase Bank	07/24/14	2,037,940	(22,750)
JPY	171,613,684	JP Morgan Chase Bank	08/01/14	1,676,000	(18,408)
JPY	280,184,044	JP Morgan Chase Bank	08/22/14	2,746,235	(20,532)

				12,297,644	(81,112)

AUD	1,783,000	Morgan Stanley & Co.	08/08/14	1,667,132	(9,710)
EUR	1,155,000	Morgan Stanley & Co.	07/11/14	1,578,128	(3,467)
EUR	1,197,000	Morgan Stanley & Co.	08/07/14	1,620,817	(18,458)
EUR	1,196,000	Morgan Stanley & Co.	08/22/14	1,625,914	(12,084)

37

Notes to Consolidated Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
JPY	300,000,000	Morgan Stanley & Co.	07/07/14		$2,888,671	$(72,794)
JPY	206,478,000	Morgan Stanley & Co.	07/25/14		2,011,100	(27,431)
JPY	172,378,300	Morgan Stanley & Co.	08/15/14		1,700,000	(2,124)

					13,091,762	(146,068)

EUR	1,156,700	UBS AG	08/14/14		1,566,762	(17,364)
EUR	1,178,000	UBS AG	08/22/14		1,601,786	(11,560)
JPY	168,184,563	UBS AG	07/03/14		1,651,000	(9,193)
JPY	137,562,000	UBS AG	08/08/14		1,349,679	(8,591)
MXN	9,789,910	UBS AG	09/04/14		733,464	(17,867)
MXN	9,599,000	UBS AG	09/18/14		729,441	(6,548)

					7,632,132	(71,123)

					$83,279,504	$(643,834)

Cross Currency Forwards
GBP	982,700	Deutsche Bank AG	07/17/14	EUR	1,213,000	$20,541

GBP	396,536	Morgan Stanley & Co.	07/25/14	EUR	497,000	$(2,090)

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CNY	China Yuan Renminbi
EUR	Euro
GBP	British Pound
INR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

38

Notes to Consolidated Financial Statements (Unaudited) (Continued)

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund had the following open futures contracts at June 30, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
Nikkei 225 Index	09/11/14	2	$149,697	$2,214

Futures Contracts — Short
Euro Stoxx 50	09/19/14	(202)	$(8,939,669)	$110,392
FTSE 100 Index	09/19/14	(3)	(344,556)	(32)
MSCI EAFE E Mini Index	09/19/14	(186)	(9,678,510)	1,292
Russell 2000 Mini Index	09/19/14	(20)	(2,380,600)	(64,905)
S&P 500 E Mini Index	09/19/14	(345)	(33,678,900)	(341,220)

				$(294,473)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an

39

Notes to Consolidated Financial Statements (Unaudited) (Continued)

issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on the Fund’s Consolidated Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit

40

Notes to Consolidated Financial Statements (Unaudited) (Continued)

spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

The Fund had the following open swap agreements at June 30, 2014. The Fund’s current exposure to a counterparty is the fair value of the agreement.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps - Buy Protection*
OTC Swaps
Barclays Bank PLC	USD	326,603	6/20/19	1.000%	Transocean, Inc.	$234	$5,315	$5,549
Barclays Bank PLC	USD	148,000	6/20/19	1.000%	Transocean, Inc.	(1,124)	3,639	2,515
Barclays Bank PLC	USD	237,000	6/20/19	1.000%	Transocean, Inc.	(2,261)	6,288	4,027
Barclays Bank PLC	USD	325,100	6/20/19	1.000%	Transocean, Inc.	(2,644)	8,168	5,524
Barclays Bank PLC	USD	97,533	6/20/19	1.000%	Transocean, Inc.	(793)	2,450	1,657
Barclays Bank PLC	USD	326,603	6/20/19	1.000%	Transocean, Inc.	(319)	6,066	5,747

						(6,907)	31,926	25,019

Citibank N.A.	USD	227,589	6/20/19	1.000%	Transocean, Inc.	(1,228)	5,095	3,867

JP Morgan Chase Bank	USD	207,996	6/20/19	1.000%	Transocean, Inc.	(1,568)	5,102	3,534
JP Morgan Chase Bank	USD	59,000	6/20/19	1.000%	Transocean, Inc.	(435)	1,437	1,002

						(2,003)	6,539	4,536

Centrally Cleared Swaps
	USD	2,597,969	6/20/19	5.000%	CDX.NA.HY.22†	(37,499)	(187,480)	(224,979)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Total Return Swaps
OTC Swaps
BNP Paribas SA	JPY	120,000	3/31/16	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	$23,217	$-	$23,217
BNP Paribas SA	JPY	120,000	3/31/16	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	17,886	-	17,886
BNP Paribas SA	JPY	110,000	3/31/17	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	13,899	-	13,899
BNP Paribas SA	JPY	110,000	3/31/17	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	19,328	-	19,328

						74,330	-	74,330

Citibank N.A.	USD	148,400	6/12/14	1-Month USD-LIBOR-BBA† 75BP	Silom International Hospital Tbk	43,756	-	43,756
Citibank N.A.	KRW	5,000,000	3/31/15	Notional amount at expiration date × Strike Price	Gross dividends on KOSPI2 Index notional amount	(18,813)	-	(18,813)

						24,943	-	24,943

JPY	Japanese Yen
KRW	South Korean Won
USD	U.S. Dollar
*	Collateral for swap agreements held by Citibank N.A. amounted to $125,000 in cash at June 30, 2014. Collateral for swap agreements received from Citibank N.A., Deutsche Bank AG, and Goldman Sachs International amounted to $100,000, $1,200,000, and $1,900,000 in cash, respectively, at June 30, 2014.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

41

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written.

The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

42

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund had the following open written option contracts at June 30, 2014. The Fund’s current exposure to a counterparty is the fair value of the contract.

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
	10	7/19/2014	Biogen Idec, Inc. Put, Strike 280.00	$15,800	$200
	160	9/20/2014	Canadian Natural Resources Ltd. Call, Strike 39.00	28,313	113,600
	36	12/20/2014	Lululemon Athletica, Inc., Call, Strike 42.50	11,449	11,376
	65	11/22/2014	Tenet Healthcare Corp. Call, Strike 49.00	17,688	20,085
	10	7/19/2014	Time Warner Cable, Inc., Call, Strike 150.00	4,876	770
Bank of America N.A.	13,305	2/20/2015	Coach, Inc., Put, Strike 42.50	37,254	121,531
Bank of America N.A.	3,433	8/15/2014	MSCI Emerging Markets Index, Call, Strike 1,108.82	6,105	7,346
Bank of America N.A.	3,433	8/15/2014	MSCI Emerging Markets Index, Put, Strike 951.91	19,033	8,470
Bank of America N.A.	15,900	1/16/2015	Mylan, Inc., Call, Strike 55.00	44,735	52,073
Bank of America N.A.	15,900	1/16/2015	Mylan, Inc., Put, Strike 42.00	54,060	21,156
Bank of America N.A.	3,003	7/18/2014	Security Capital U.S. Realty, Call, Strike 1,155.43	33,363	122,765
Bank of America N.A.	3,003	7/18/2014	Security Capital U.S. Realty, Put, Strike 990.37	31,081	484
Barclays Bank PLC	6,567	1/16/2015	Phillips 66, Put, Strike 85.00	50,000	57,790
BNP Paribas SA	1,748	7/18/2014	S&P 500 Index, Call, Strike 1,854.90	9,999	16,093
BNP Paribas SA	1,748	7/18/2014	S&P 500 Index, Put, Strike 1,703.48	10,575	1,004
BNP Paribas SA	1,692	8/15/2014	S&P 500 Index, Put, Strike 1,782.11	6,142	5,637

43

Notes to Consolidated Financial Statements (Unaudited) (Continued)

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
Citibank N.A.	3,268	9/19/2014	Cimarex Energy Co., Put, Strike 120.00	$24,347	$5,065
Citibank N.A.	7,328	1/16/2015	Diamondback Energy, Inc., Call, Strike 80.00	52,395	109,554
Citibank N.A.	9,770	1/16/2015	Diamondback Energy, Inc., Put, Strike 70.00	69,856	29,554
Citibank N.A.	6,400	1/16/2015	Hess Corp., Put, Strike 95.00	30,400	29,440
Citibank N.A.	3,265	7/18/2014	Marathon Oil Corp., Call, Strike 32.00	14,856	25,630
Citibank N.A.	65,305	1/16/2015	Pfizer, Inc., Put, Strike 28.00	76,407	58,926
Citibank N.A.	6,565	11/21/2014	Phillips 66, Put, Strike 82.50	35,448	41,688
Citibank N.A.	3,200	1/16/2015	Phillips 66, Put, Strike 85.00	20,640	28,160
Citibank N.A.	3,265	9/20/2014	Pioneer Natural Resources Co., Put, Strike 225.00	35,915	34,609
Citibank N.A.	41,130	1/16/2015	Prudential Financial, Inc., Call, Strike 97.50	84,317	84,522
Citibank N.A.	2,977	7/18/2014	Security Capital U.S. Realty, Call, Strike 1,154.65	31,973	124,342
Citibank N.A.	2,977	7/18/2014	Security Capital U.S. Realty, Put, Strike 989.70	29,770	466
Citibank N.A.	167,120	12/12/2014	Topix Index, Call, Strike 1,318.19	49,259	48,047
Citibank N.A.	167,120	12/12/2014	Topix Index, Put, Strike 1,047.55	74,363	9,755
Credit Suisse International	6,519	8/15/2014	Anadarko Petroleum Corp., Call, Strike 100.00	35,854	72,687
Credit Suisse International	4,206	9/19/2014	Cimarex Energy Co., Call, Strike 135.00	28,598	54,257
Credit Suisse International	6,514	10/17/2014	Oceaneering International, Inc., Put, Strike 70.00	26,056	8,305
Credit Suisse International	6,532	10/17/2014	Oceaneering International, Inc., Put, Strike 70.00	32,333	8,328
Credit Suisse International	1,728	7/18/2014	S&P 500 Index, Call, Strike 1,990.00	5,011	4,493
Credit Suisse International	1,728	7/18/2014	S&P 500 Index, Put, Strike 1,790.00	5,530	1,728
Credit Suisse International	2,540	8/15/2014	Security Capital U.S. Realty, Call, Strike 1,237.98	16,002	14,950
Credit Suisse International	2,540	8/15/2014	Security Capital U.S. Realty, Put, Strike 1,072.92	17,780	8,553
Deutsche Bank AG	6,518	8/15/2014	Anadarko Petroleum Corp., Call, Strike 100.00	25,746	72,676
Deutsche Bank AG	15,800	1/16/2015	Anadarko Petroleum Corp., Put, Strike 97.50	142,674	64,780
Deutsche Bank AG	3,259	9/19/2014	Cimarex Energy Co., Call, Strike 125.00	28,190	66,810
Deutsche Bank AG	3,259	9/19/2014	Diamondback Energy, Inc., Call, Strike 75.00	18,821	50,677
Deutsche Bank AG	2,975	9/19/2014	Diamondback Energy, Inc., Call, Strike 80.00	14,429	34,956
Deutsche Bank AG	6,538	9/19/2014	Dresser-Rand Group, Inc., Put, Strike 55.00	22,033	3,596
Deutsche Bank AG	190	9/21/2018	Euro STOXX 50 Index, Put, Strike 2,586.07	69,380	69,805
Deutsche Bank AG	19,500	1/16/2015	Gulfport Energy Corp., Put, Strike 60.00	141,570	111,150
Deutsche Bank AG	15,900	1/16/2015	Mylan, Inc., Call, Strike 55.00	52,470	52,073
Deutsche Bank AG	15,900	1/16/2015	Mylan, Inc., Put, Strike 42.00	52,073	21,156
Deutsche Bank AG	3,250	11/21/2014	Oasis Petroleum, Inc., Put, Strike 49.00	9,978	6,256
Deutsche Bank AG	6,518	11/21/2014	Phillips 66, Put, Strike 80.00	31,612	32,264
Goldman Sachs International	12,810,000	9/15/2014	3-Month USD LIBOR BBA 10 Year Swaption, Call, Strike 2.60% (receive fixed rate); Underlying swap terminates 9/17/24	56,363	80,831
Goldman Sachs International	8,274,675	9/15/2014	3-Month USD LIBOR BBA 10 Year Swaption, Call, Strike 2.60% (receive fixed rate); Underlying swap terminates 9/17/24	36,408	52,213
Goldman Sachs International	13,219,885	9/26/2014	3-Month USD LIBOR BBA 5 Year Swaption, Call, Strike 1.70% (receive fixed rate); Underlying swap terminates 9/30/24	42,336	40,661
Goldman Sachs International	29,852	1/16/2015	Ace Ltd., Call, Strike 110.00	29,851	29,119
Goldman Sachs International	3,249	9/19/2014	Cimarex Energy Co., Put, Strike 120.00	24,286	5,036
Goldman Sachs International	19,543	1/16/2015	Consol Energy, Inc., Put, Strike 42.00	76,798	41,529
Goldman Sachs International	3,257	9/19/2014	Diamondback Energy, Inc., Call, Strike 75.00	16,187	50,646
Goldman Sachs International	6,500	10/17/2014	EOG Resources, Inc., Put, Strike 110.00	29,900	26,163
Goldman Sachs International	12,600	1/16/2015	Marathon Petroleum Corp., Put, Strike 77.50	59,220	83,790
Goldman Sachs International	53,735	1/16/2015	MetLife, Inc., Call, Strike 60.00	59,109	88,125
Goldman Sachs International	16,396	12/19/2014	Ocean Rig UDW, Inc., Put, Strike 17.50	22,135	17,626
Goldman Sachs International	3,264	1/16/2015	Phillips 66, Put, Strike 90.00	30,029	40,637
Goldman Sachs International	33,300	7/18/2014	Rowan Cos., Inc., Put, Strike 32.00	60,273	21,645
Goldman Sachs International	1,221	8/15/2014	S&P 500 Index, Call, Strike 1,981.99	10,645	16,583
Goldman Sachs International	1,221	8/15/2014	S&P 500 Index, Put, Strike 1,706.98	11,570	2,048
Goldman Sachs International	228,678	6/12/2015	Topix Index, Call, Strike 1,490.61	41,105	39,207
Goldman Sachs International	228,678	6/12/2015	Topix Index, Put, Strike 1,136.91	92,104	89,310
Goldman Sachs International	19,604	1/16/2015	Transocean, Inc., Put, Strike 38.00	19,604	21,270
JP Morgan Chase Bank	1,762	7/18/2014	S&P 500 Index, Call, Strike 1,951.51	12,894	34,926
JP Morgan Chase Bank	1,762	7/18/2014	S&P 500 Index, Put, Strike 1,688.80	12,233	655
Morgan Stanley & Co.	32,617	9/19/2014	Kodiak Oil & Gas Corp., Put, Strike 13.00	37,510	17,124

44

Notes to Consolidated Financial Statements (Unaudited) (Continued)

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
Morgan Stanley & Co.	5,132	9/19/2014	Nestle SA, Call, Strike 70.00	$10,718	$5,266
Morgan Stanley & Co.	6,514	1/16/2015	Phillips 66, Put, Strike 80.00	41,038	37,781
Morgan Stanley & Co.	305,600	3/13/2015	Topix Index, Call, Strike 1,370.22	50,607	75,896
Morgan Stanley & Co.	305,600	3/13/2015	Topix Index, Put, Strike 1,184.43	105,307	31,683
UBS AG	13,035	10/17/2014	Consol Energy, Inc., Put, Strike 43.00	36,172	18,770
UBS AG	3,267	1/16/2015	Phillips 66, Put, Strike 85.00	22,052	28,750
UBS AG	166,532	12/12/2014	Topix Index, Call, Strike 1,410.88	37,267	16,920
UBS AG	166,532	12/12/2014	Topix Index, Put, Strike 1,094.64	62,766	16,870

				$2,933,046	$2,980,718

USD	U.S. Dollar

Transactions in written option contracts during the period ended June 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	52,727,287	$1,138,223
Options written	82,282,981	5,801,705
Options terminated in closing purchase transactions	(97,805,793)	(3,162,462)
Options expired	(517,981)	(733,329)
Options exercised	(20,866)	(111,091)

Options outstanding at June 30, 2014	36,665,628	$2,933,046

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At June 30, 2014, the Fund had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer

45

Notes to Consolidated Financial Statements (Unaudited) (Continued)

through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from

46

Notes to Consolidated Financial Statements (Unaudited) (Continued)

changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any one share class of the Fund are prorated among the Fund’s classes based on the relative net assets of each.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fee and Other Transactions

Investment Advisory Fee

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. Effective April 1, 2014, in return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average

47

Notes to Consolidated Financial Statements (Unaudited) (Continued)

daily net assets, at the annual rate of 0.78% on the first $750 million; and 0.73% on any excess over $750 million. MassMutual served as the Fund's investment adviser pursuant to an investment advisory agreement through March 31, 2014. Prior to April 1, 2014, MassMutual received an advisory fee, based upon the Fund's average daily net assets, at the annual rate of 0.80% on the first $750 million; and 0.75% on any excess over $750 million.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MML Advisers pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid by MML Advisers out of the advisory fee previously disclosed above.

BlackRock provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays BlackRock in respect of the Fund. The amount of the fee payable by MML Advisers to BlackRock in respect of the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect of any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect of that period. The amount of the reduction to the Fund’s advisory fee is reflected as a reduction of expenses on the Consolidated Statement of Operations.

Administration Fees

Under an administrative and shareholder services agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates*:

Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
None	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%

*	Prior to April 1, 2014, the administrative services fees per share class were as follows:

Class R5	Service Class	Administrative Class	Class A
0.05%	0.15%	0.30%	0.30%

MassMutual served as the Fund’s administrator pursuant to an administrative and shareholder services agreement with the Fund through March 31, 2014.

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect of certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares,

48

Notes to Consolidated Financial Statements (Unaudited) (Continued)

reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund's investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund's investors.

Expense Caps and Waivers

Effective April 1, 2014, MML Advisers agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2015 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
0.79%	0.89%	0.99%	1.09%	1.24%	1.34%	1.49%

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Prior to April 1, 2014, MassMutual agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class R5	Service Class	Administrative Class	Class A
0.86%	0.96%	1.11%	1.36%

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations. For the period ended June 30, 2014, there were no brokerage commissions rebated under these agreements.

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

49

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of Fund’s shares by affiliated parties at June 30, 2014 was 7.2%.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2014, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$25,344,663	$235,472,716	$38,196,479	$231,067,928

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Class I*
Sold	50,806,140	$616,458,995
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	50,806,140	$616,458,995

Class R5
Sold	1,747,824	$20,688,718	2,963,542	$34,109,551
Issued as reinvestment of dividends	-	-	2,397,562	27,852,216
Redeemed	(52,571,290)	(636,822,477)	(3,971,311)	(45,746,738)

Net increase (decrease)	(50,823,466)	$(616,133,759)	1,389,793	$16,215,029

Service Class
Sold	52,245	$617,321	343,453	$3,822,784
Issued as reinvestment of dividends	-	-	43,995	510,619
Redeemed	(76,661)	(911,359)	(891,862)	(10,250,882)

Net increase (decrease)	(24,416)	$(294,038)	(504,414)	$(5,917,479)

Administrative Class
Sold	81,924	$992,351	151,663	$1,777,648
Issued as reinvestment of dividends	-	-	66,548	791,635
Redeemed	(78,795)	(953,413)	(752,815)	(8,734,879)

Net increase (decrease)	3,129	$38,938	(534,604)	$(6,165,596)

50

Notes to Consolidated Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Class R4*
Sold	8,525	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,525	$100,000

Class A
Sold	141,893	$1,667,618	315,791	$3,603,787
Issued as reinvestment of dividends	-	-	31,738	366,784
Redeemed	(99,372)	(1,168,948)	(157,666)	(1,794,167)

Net increase (decrease)	42,521	$498,670	189,863	$2,176,404

Class R3*
Sold	8,525	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,525	$100,000

*	Class commenced operations on April 1, 2014.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the period ended June 30, 2014, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. There were no contingent deferred sales charges imposed during the period ended June 30, 2014.

6.	Federal Income Tax Information

At June 30, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$603,772,509	$95,874,886	$(14,591,221)	$81,283,665

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

51

Notes to Consolidated Financial Statements (Unaudited) (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$17,082,033	$12,637,227	$-

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$1,678,833	$8,524,204	$(94,031)	$88,295,607

The Fund did not have any unrecognized tax benefits at June 30, 2014, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the period ended June 30, 2014, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Subsequent Events

In preparation of these consolidated financial statements, management has evaluated the events and transactions subsequent to June 30, 2014, through the date when the consolidated financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

52

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2014, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the subadviser, noting that prior to April 1, 2014, MassMutual, of which MML Advisers is a wholly-owned subsidiary, served as the investment adviser to the Fund.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

53

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for the Fund. (References to the one-year or three-year period below are to periods ended December 31, 2013. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

The Committee considered that the Fund had expenses in the second quartile, and had performance that improved from the three-year period to the one-year period from the 67th percentile to the 40th percentile. The Committee considered that further inquiry was not required in light of the substantial improvement in the Fund’s performance. The Committee also considered that the advisory fee breakpoints of the Fund had recently been revised.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of the revenue (including advisory fee and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the Contract and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the applicable investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

54

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2014:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class I+**	$1,000	0.80%	$1,031.40	$2.03	$1,020.80	$4.01
Class R5	1,000	0.88%	1,035.80	4.44	1,020.40	4.41
Service Class	1,000	0.98%	1,034.90	4.94	1,019.90	4.91
Administrative Class	1,000	1.10%	1,034.10	5.55	1,019.30	5.51
Class R4+**	1,000	1.25%	1,029.80	3.16	1,018.60	6.26
Class A	1,000	1.35%	1,032.50	6.80	1,018.10	6.76
Class R3+**	1,000	1.50%	1,029.00	3.79	1,017.40	7.50

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the class on April 1, 2014, through June 30, 2014, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended June 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.
+	Class commenced operations on April 1, 2014.

55

Underwriter:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

August 29, 2014

©2014 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-34435-00

MassMutual RetireSMART℠ Funds

Semiannual Report

June 30, 2014

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the RetireSMARTSM Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms.”

June 30, 2014

Welcome to the Semiannual Report for the RetireSMARTSM Funds Series of the MassMutual Select Funds covering the six months ended June 30, 2014. After a record-setting performance in 2013, stock market volatility increased in the early months of 2014, but stocks here and abroad ultimately regained their footing and finished the six-month period in positive territory. Bonds and commodities also rose, which marked the first time since 1993 that stocks, bonds, and commodities all shared an advance for the first half of the year. The U.S. economy continued to grow, but periods of mixed results in key economic indicators – including employment, housing, manufacturing, and retail sales – helped drive the higher level of market volatility that characterized much of the period. Changes at the Federal Reserve (the “Fed”), involving both monetary policy and the central bank’s leadership, and military action by Russia in neighboring Ukraine filled the news and kept investors busy during the six months. Economic growth took an uneven course in Europe and the Far East, where efforts by central bankers and country leaders to stimulate their respective economies continued. Against this overall backdrop, the price of oil started at slightly more than $98 per barrel, traded up to nearly $108 in mid-June, and finished the period near $106. Gold started the year off at slightly more than $1,202 per ounce and spiked as high as $1,379 in mid-March before losing some ground and finishing the six-month period at slightly less than $1,322.

Key events that defined the period

A sell-off in equity markets in late January and early February gave way to a recovery that more than offset previous losses in most cases. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing reduction of the monthly bond purchases in its Quantitative Easing program (“QE”) were all factors weighing on share prices. Worries about emerging markets eased, however, and enabled stocks to embark on a recovery. Reassuring comments from new Fed Chair Janet L. Yellen, the first woman to lead the central bank, who replaced Ben Bernanke at the end of January, also helped bolster the market.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, whose internal struggles ultimately drove a referendum in the country’s Crimea region that yielded the decision to become part of Russia, a move not recognized by the West, including the U.S. The political upheaval did little significant damage to stock prices. Consequently, most broad equity benchmarks ended the first quarter only modestly below their all-time highs.

Stocks of U.S. and foreign companies overcame a brief, and relatively mild, sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. In May, India installed Narendra Modi as prime minister, which helped boost the performance of emerging-market stocks.

The European Central Bank (“ECB”) announced reductions to key interest rates and also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks across much of the world. Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, at which the Fed stated it would reduce the amount of the QE monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

(Continued)

1

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited) (Continued)

As June drew to a close, a new round of revisions to gross domestic product (“GDP”) figures indicated the U.S. economy had contracted 2.9% during first-quarter 2014. Investors were largely unfazed by the negative figure and seemed to accept expert analysis that challenges to commerce created by the rough winter weather were the main reason for the contraction.

In this environment, the large-cap stock S&P 500® Index led the major market indexes with a 7.14% return for the six months. The technology-heavy NASDAQ Composite® Index rose 6.18%, while the Dow Jones Industrial AverageSM, an indicator of blue-chip domestic stock performance, managed a 2.68% advance over the period. The Russell 2000® Index, a benchmark of small-cap stocks, gained 3.19%. In foreign markets, the MSCI® EAFE® Index, an indicator of foreign developed-market stocks, posted a 5.14% advance; while the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, gained 6.32%. Fixed-income investments kept pace with a number of equity sectors, and the Barclays U.S. Aggregate Bond Index returned 3.93%.*

Review and maintain your strategy

MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. If you work with a financial professional and haven’t met with him or her recently, we suggest you schedule some time to review your retirement investment strategy. MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Eric Wietsma

President

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Summaries (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual RetireSMART (risk-based) Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, and RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MML Investment Advisers, LLC (MML Advisers) or its affiliates (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by MML Advisers, Babson Funds, which are advised by Babson Capital Management LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual), and Oppenheimer Funds, which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual. Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•	RetireSMART Conservative Fund: Assets are allocated among Underlying Funds using a conservative asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•	RetireSMART Moderate Fund: Assets are allocated among Underlying Funds using a moderate asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•	RetireSMART Moderate Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•	RetireSMART Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 6/30/14

Fixed Income Funds	69.1%
Equity Funds	31.2%

Total Long-Term Investments	100.3%
Other Assets & Liabilities	(0.3)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	59.7%
Fixed Income Funds	40.3%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	0.0%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	84.0%
Fixed Income Funds	16.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	97.3%
Fixed Income Funds	2.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

3

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Summaries (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (target date) Series, and who is the Series’ investment adviser?

The MassMutual RetireSMART (target-date) Series (the “Series”) comprises 11 Funds – each of which has a “fund of funds” structure. The 11 Funds are RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, RetireSMART 2050 Fund, and RetireSMART 2055 Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ current asset allocation.

Each Fund invests in a combination of domestic and international mutual funds sponsored by MML Investment Advisers, LLC (MML Advisers) or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund name and likely stop making new investments in the Fund at or around that time (or designed for investors already in retirement for the In Retirement Fund). Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by MML Advisers, Babson Funds, which are advised by Babson Capital Management LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual), and Oppenheimer Funds, which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodities or commodities-related investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	RetireSMART In Retirement Fund: Assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•	RetireSMART 2010/2015/2020/2025/2030/2035/2040/2045/2050/2055 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately 15 years after the target retirement date.

MassMutual RetireSMART In Retirement Fund Asset Allocation (% of Net Assets) on 6/30/14

Fixed Income Funds	63.8%
Equity Funds	37.2%

Total Long-Term Investments	101.0%
Other Assets & Liabilities	(1.0)%

Net Assets	100.0%

MassMutual RetireSMART 2010 Fund Asset Allocation (% of Net Assets) on 6/30/14

Fixed Income Funds	54.3%
Equity Funds	48.0%

Total Long-Term Investments	102.3%
Other Assets & Liabilities	(2.3)%

Net Assets	100.0%

MassMutual RetireSMART 2015 Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	55.3%
Fixed Income Funds	44.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2020 Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	69.5%
Fixed Income Funds	32.0%

Total Long-Term Investments	101.5%
Other Assets & Liabilities	(1.5)%

Net Assets	100.0%

4

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Summaries (Unaudited) (Continued)

MassMutual RetireSMART 2025 Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	76.6%
Fixed Income Funds	23.4%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	0.0%

Net Assets	100.0%

MassMutual RetireSMART 2030 Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	83.8%
Fixed Income Funds	17.5%

Total Long-Term Investments	101.3%
Other Assets & Liabilities	(1.3)%

Net Assets	100.0%

MassMutual RetireSMART 2035 Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	86.4%
Fixed Income Funds	14.1%

Total Long-Term Investments	100.5%
Other Assets & Liabilities	(0.5)%

Net Assets	100.0%

MassMutual RetireSMART 2040 Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	88.8%
Fixed Income Funds	12.6%

Total Long-Term Investments	101.4%
Other Assets & Liabilities	(1.4)%

Net Assets	100.0%

MassMutual RetireSMART 2045 Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	93.9%
Fixed Income Funds	6.6%

Total Long-Term Investments	100.5%
Other Assets & Liabilities	(0.5)%

Net Assets	100.0%

MassMutual RetireSMART 2050 Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	96.9%
Fixed Income Funds	5.3%

Total Long-Term Investments	102.2%
Other Assets & Liabilities	(2.2)%

Net Assets	100.0%

MassMutual RetireSMART 2055 Fund Asset Allocation (% of Net Assets) on 6/30/14

Equity Funds	96.2%
Fixed Income Funds	5.0%

Total Long-Term Investments	101.2%
Other Assets & Liabilities	(1.2)%

Net Assets	100.0%

5

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.3%
Diversified Financial — 100.3%
Babson Global Floating Rate Fund, Class Y (a)	116,444	$1,188,891
MassMutual Premier Core Bond Fund, Class I (a)	5,531,044	63,164,527
MassMutual Premier Disciplined Growth Fund, Class I (a)	615,057	7,841,971
MassMutual Premier Disciplined Value Fund, Class I (a)	497,007	7,892,473
MassMutual Premier Focused International Fund, Class I (a)	49,202	640,120
MassMutual Premier High Yield Fund, Class I (a)	418,887	4,297,777
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,440,815	15,546,389
MassMutual Premier International Equity Fund, Class I (a)	109,848	1,722,413
MassMutual Premier Money Market Fund, Class R5 (a)	1,310,328	1,310,328
MassMutual Premier Short-Duration Bond Fund, Class I (a)	3,280,328	34,410,641
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	249,174	3,132,120
MassMutual Select Blue Chip Growth Fund, Class I (a)	83,766	1,462,558
MassMutual Select Diversified International Fund, Class I (a)	216,749	1,699,313
MassMutual Select Diversified Value Fund, Class I (a)	112,747	1,630,328
MassMutual Select Focused Value Fund, Class I (a)	186,086	4,629,825
MassMutual Select Fundamental Growth Fund, Class I (a)	165,874	1,438,127
MassMutual Select Fundamental Value Fund, Class I (a)	95,723	1,384,150
MassMutual Select Growth Opportunities Fund, Class I (a)	105,352	1,245,265
MassMutual Select Large Cap Value Fund, Class I (a)	120,636	1,205,158
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	83,524	1,644,591
MassMutual Select Mid-Cap Value Fund, Class I (a)	127,767	2,007,214
MassMutual Select Overseas Fund, Class I (a)	594,013	5,500,564
MassMutual Select PIMCO Total Return Fund, Class I (a)	1,322,960	13,824,927
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	30,081	590,184

	Number of Shares	Value
MassMutual Select Small Cap Value Equity Fund, Class I (a)	90,278	$1,381,251
MassMutual Select Small Company Growth Fund, Class I (a)	35,824	449,950
MassMutual Select Small Company Value Fund, Class I (a)	18,691	322,599
MassMutual Select Strategic Bond Fund, Class I (a)	945,502	9,833,220
MM MSCI EAFE International Index Fund, Class I (a)	341,658	4,837,877
MM Russell 2000 Small Cap Index Fund, Class I (a)	114,603	1,559,751
MM S&P Mid Cap Index Fund, Class I (a)	182,040	2,435,692
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,415,410	4,557,620
Oppenheimer Developing Markets Fund, Class I (a)	64,964	2,589,468
Oppenheimer Global Real Estate Fund, Class I (a)	234,434	2,576,434
Oppenheimer International Bond Fund, Class I (a)	1,335,814	8,268,686
Oppenheimer Real Estate Fund, Class I (a)	75,639	2,051,321

		220,273,723

TOTAL MUTUAL FUNDS (Cost $214,626,385)		220,273,723

TOTAL LONG-TERM INVESTMENTS (Cost $214,626,385)		220,273,723

TOTAL INVESTMENTS — 100.3% (Cost $214,626,385) (c)		220,273,723

Other Assets/(Liabilities) — (0.3)%		(651,148)

NET ASSETS — 100.0%		$219,622,575

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

6

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Diversified Financial — 100.0%
Babson Global Floating Rate Fund, Class Y (a)	244,868	$2,500,099
MassMutual Premier Core Bond Fund, Class I (a)	6,853,725	78,269,541
MassMutual Premier Disciplined Growth Fund, Class I (a)	2,094,166	26,700,614
MassMutual Premier Disciplined Value Fund, Class I (a)	1,692,283	26,873,447
MassMutual Premier Focused International Fund, Class I (a)	209,224	2,721,999
MassMutual Premier High Yield Fund, Class I (a)	877,495	9,003,103
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,632,294	17,612,454
MassMutual Premier International Equity Fund, Class I (a)	474,710	7,443,451
MassMutual Premier Money Market Fund, Class R5 (a)	369,408	369,408
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,877,372	30,183,635
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	742,100	9,328,196
MassMutual Select Blue Chip Growth Fund, Class I (a)	467,285	8,158,804
MassMutual Select Diversified International Fund, Class I (a)	932,779	7,312,988
MassMutual Select Diversified Value Fund, Class I (a)	628,945	9,094,538
MassMutual Select Focused Value Fund, Class I (a)	477,673	11,884,514
MassMutual Select Fundamental Growth Fund, Class I (a)	925,213	8,021,601
MassMutual Select Fundamental Value Fund, Class I (a)	534,130	7,723,521
MassMutual Select Growth Opportunities Fund, Class I (a)	587,686	6,946,445
MassMutual Select Large Cap Value Fund, Class I (a)	672,867	6,721,941
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	386,140	7,603,096
MassMutual Select Mid-Cap Value Fund, Class I (a)	590,677	9,279,537
MassMutual Select Overseas Fund, Class I (a)	2,491,697	23,073,111
MassMutual Select PIMCO Total Return Fund, Class I (a)	1,625,035	16,981,612
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	129,754	2,545,783

	Number of Shares	Value
MassMutual Select Small Cap Value Equity Fund, Class I (a)	391,501	$5,989,961
MassMutual Select Small Company Growth Fund, Class I (a)	155,120	1,948,303
MassMutual Select Small Company Value Fund, Class I (a)	80,599	1,391,144
MassMutual Select Strategic Bond Fund, Class I (a)	1,159,524	12,059,052
MM MSCI EAFE International Index Fund, Class I (a)	1,476,713	20,910,259
MM Russell 2000 Small Cap Index Fund, Class I (a)	493,804	6,720,679
MM S&P Mid Cap Index Fund, Class I (a)	841,574	11,260,256
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	4,096,214	13,189,809
Oppenheimer Developing Markets Fund, Class I (a)	198,586	7,915,643
Oppenheimer Global Real Estate Fund, Class I (a)	704,361	7,740,928
Oppenheimer International Bond Fund, Class I (a)	1,878,882	11,630,281
Oppenheimer Real Estate Fund, Class I (a)	227,018	6,156,723

		443,266,476

TOTAL MUTUAL FUNDS (Cost $417,346,827)		443,266,476

TOTAL LONG-TERM INVESTMENTS (Cost $417,346,827)		443,266,476

TOTAL INVESTMENTS — 100.0% (Cost $417,346,827) (c)		443,266,476

Other Assets/(Liabilities) — (0.0)%		(220,644)

NET ASSETS — 100.0%		$443,045,832

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

7

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
Babson Global Floating Rate Fund, Class Y (a)	319,744	$3,264,581
MassMutual Premier Core Bond Fund, Class I (a)	1,584,534	18,095,381
MassMutual Premier Disciplined Growth Fund, Class I (a)	1,932,785	24,643,008
MassMutual Premier Disciplined Value Fund, Class I (a)	1,561,917	24,803,235
MassMutual Premier Focused International Fund, Class I (a)	248,673	3,235,236
MassMutual Premier High Yield Fund, Class I (a)	1,139,442	11,690,672
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	421,038	4,542,999
MassMutual Premier International Equity Fund, Class I (a)	572,323	8,974,028
MassMutual Premier Money Market Fund, Class R5 (a)	2,401	2,401
MassMutual Premier Short-Duration Bond Fund, Class I (a)	540,184	5,666,533
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	807,501	10,150,287
MassMutual Select Blue Chip Growth Fund, Class I (a)	667,149	11,648,421
MassMutual Select Diversified International Fund, Class I (a)	1,120,362	8,783,634
MassMutual Select Diversified Value Fund, Class I (a)	897,994	12,984,993
MassMutual Select Focused Value Fund, Class I (a)	360,197	8,961,710
MassMutual Select Fundamental Growth Fund, Class I (a)	1,320,902	11,452,217
MassMutual Select Fundamental Value Fund, Class I (a)	762,603	11,027,246
MassMutual Select Growth Opportunities Fund, Class I (a)	839,099	9,918,154
MassMutual Select Large Cap Value Fund, Class I (a)	960,721	9,597,606
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	386,270	7,605,648
MassMutual Select Mid-Cap Value Fund, Class I (a)	590,876	9,282,665
MassMutual Select Overseas Fund, Class I (a)	2,933,112	27,160,618
MassMutual Select PIMCO Total Return Fund, Class I (a)	372,658	3,894,273
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	167,149	3,279,462

	Number of Shares	Value
MassMutual Select Small Cap Value Equity Fund, Class I (a)	503,612	$7,705,258
MassMutual Select Small Company Growth Fund, Class I (a)	198,259	2,490,132
MassMutual Select Small Company Value Fund, Class I (a)	103,429	1,785,180
MassMutual Select Strategic Bond Fund, Class I (a)	266,867	2,775,418
MM MSCI EAFE International Index Fund, Class I (a)	1,779,798	25,201,945
MM Russell 2000 Small Cap Index Fund, Class I (a)	632,690	8,610,916
MM S&P Mid Cap Index Fund, Class I (a)	841,867	11,264,185
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	4,217,797	13,581,305
Oppenheimer Developing Markets Fund, Class I (a)	212,298	8,462,205
Oppenheimer Global Real Estate Fund, Class I (a)	724,314	7,960,211
Oppenheimer International Bond Fund, Class I (a)	1,132,238	7,008,555
Oppenheimer Real Estate Fund, Class I (a)	233,180	6,323,828

		353,834,146

TOTAL MUTUAL FUNDS (Cost $324,577,687)		353,834,146

TOTAL LONG-TERM INVESTMENTS (Cost $324,577,687)		353,834,146

TOTAL INVESTMENTS — 100.1% (Cost $324,577,687) (c)		353,834,146

Other Assets/(Liabilities) — (0.1)%		(240,078)

NET ASSETS — 100.0%		$353,594,068

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

8

MassMutual RetireSMART Growth Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
Babson Global Floating Rate Fund, Class Y (a)	15,050	$153,660
MassMutual Premier Core Bond Fund, Class I (a)	80,843	923,230
MassMutual Premier Disciplined Growth Fund, Class I (a)	545,482	6,954,889
MassMutual Premier Disciplined Value Fund, Class I (a)	440,621	6,997,065
MassMutual Premier Focused International Fund, Class I (a)	91,291	1,187,697
MassMutual Premier High Yield Fund, Class I (a)	54,597	560,163
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	33,536	361,848
MassMutual Premier International Equity Fund, Class I (a)	211,117	3,310,315
MassMutual Premier Short-Duration Bond Fund, Class I (a)	35,542	372,841
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	313,327	3,938,523
MassMutual Select Blue Chip Growth Fund, Class I (a)	301,642	5,266,663
MassMutual Select Diversified International Fund, Class I (a)	412,524	3,234,186
MassMutual Select Diversified Value Fund, Class I (a)	406,302	5,875,123
MassMutual Select Focused Value Fund, Class I (a)	125,869	3,131,627
MassMutual Select Fundamental Growth Fund, Class I (a)	597,305	5,178,637
MassMutual Select Fundamental Value Fund, Class I (a)	343,070	4,960,797
MassMutual Select Growth Opportunities Fund, Class I (a)	379,638	4,487,319
MassMutual Select Large Cap Value Fund, Class I (a)	434,891	4,344,561
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	144,557	2,846,332
MassMutual Select Mid-Cap Value Fund, Class I (a)	221,169	3,474,572
MassMutual Select Overseas Fund, Class I (a)	1,072,597	9,932,249
MassMutual Select PIMCO Total Return Fund, Class I (a)	21,348	223,092
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	65,338	1,281,941
MassMutual Select Small Cap Value Equity Fund, Class I (a)	195,325	2,988,468
MassMutual Select Small Company Growth Fund, Class I (a)	76,481	960,606

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class I (a)	40,322	$695,964
MassMutual Select Strategic Bond Fund, Class I (a)	14,818	154,104
MM MSCI EAFE International Index Fund, Class I (a)	657,273	9,306,982
MM Russell 2000 Small Cap Index Fund, Class I (a)	246,234	3,351,248
MM S&P Mid Cap Index Fund, Class I (a)	315,131	4,216,450
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,419,039	4,569,305
Oppenheimer Developing Markets Fund, Class I (a)	78,118	3,113,777
Oppenheimer Global Real Estate Fund, Class I (a)	249,186	2,738,557
Oppenheimer International Bond Fund, Class I (a)	77,510	479,786
Oppenheimer Real Estate Fund, Class I (a)	80,554	2,184,614

		113,757,191

TOTAL MUTUAL FUNDS (Cost $104,149,262)		113,757,191

TOTAL LONG-TERM INVESTMENTS (Cost $104,149,262)		113,757,191

TOTAL INVESTMENTS — 100.1% (Cost $104,149,262) (c)		113,757,191

Other Assets/(Liabilities) — (0.1)%		(135,590)

NET ASSETS — 100.0%		$113,621,601

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

9

MassMutual RetireSMART In Retirement Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 101.0%
Diversified Financial — 101.0%
Babson Global Floating Rate Fund, Class Y (a)	38,940	$397,582
MassMutual Premier Core Bond Fund, Class I (a)	1,589,414	18,151,112
MassMutual Premier Disciplined Growth Fund, Class I (a)	286,790	3,656,571
MassMutual Premier Disciplined Value Fund, Class I (a)	231,769	3,680,498
MassMutual Premier Focused International Fund, Class I (a)	21,373	278,059
MassMutual Premier High Yield Fund, Class I (a)	133,568	1,370,405
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,028,205	11,094,330
MassMutual Premier International Equity Fund, Class I (a)	48,100	754,207
MassMutual Premier Money Market Fund, Class R5 (a)	531,076	531,076
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,280,642	13,433,936
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	123,902	1,557,448
MassMutual Select Blue Chip Growth Fund, Class I (a)	37,805	660,075
MassMutual Select Diversified International Fund, Class I (a)	94,733	742,709
MassMutual Select Diversified Value Fund, Class I (a)	50,853	735,335
MassMutual Select Focused Value Fund, Class I (a)	90,756	2,258,019
MassMutual Select Fundamental Growth Fund, Class I (a)	74,791	648,438
MassMutual Select Fundamental Value Fund, Class I (a)	43,325	626,479
MassMutual Select Growth Opportunities Fund, Class I (a)	47,552	562,063
MassMutual Select Large Cap Value Fund, Class I (a)	54,359	543,046
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	34,812	685,452
MassMutual Select Mid-Cap Value Fund, Class I (a)	53,256	836,649
MassMutual Select Overseas Fund, Class I (a)	263,228	2,437,488
MassMutual Select PIMCO Total Return Fund, Class I (a)	374,722	3,915,849
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	13,047	255,992

	Number of Shares	Value
MassMutual Select Small Cap Value Equity Fund, Class I (a)	39,231	$600,241
MassMutual Select Small Company Growth Fund, Class I (a)	15,488	194,528
MassMutual Select Small Company Value Fund, Class I (a)	8,061	139,125
MassMutual Select Strategic Bond Fund, Class I (a)	260,195	2,706,033
MM MSCI EAFE International Index Fund, Class I (a)	149,260	2,113,518
MM Russell 2000 Small Cap Index Fund, Class I (a)	49,447	672,977
MM S&P Mid Cap Index Fund, Class I (a)	75,893	1,015,442
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	753,855	2,427,414
Oppenheimer Developing Markets Fund, Class I (a)	33,646	1,341,129
Oppenheimer Global Real Estate Fund, Class I (a)	123,508	1,357,348
Oppenheimer International Bond Fund, Class I (a)	516,123	3,194,802
Oppenheimer Real Estate Fund, Class I (a)	40,227	1,090,955

		86,666,330

TOTAL MUTUAL FUNDS (Cost $84,437,660)		86,666,330

TOTAL LONG-TERM INVESTMENTS (Cost $84,437,660)		86,666,330

TOTAL INVESTMENTS — 101.0% (Cost $84,437,660) (c)		86,666,330

Other Assets/(Liabilities) — (1.0)%		(895,555)

NET ASSETS — 100.0%		$85,770,775

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

10

MassMutual RetireSMART 2010 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 102.3%
Diversified Financial — 102.3%
Babson Global Floating Rate Fund, Class Y (a)	62,111	$634,148
MassMutual Premier Core Bond Fund, Class I (a)	1,779,329	20,319,942
MassMutual Premier Disciplined Growth Fund, Class I (a)	392,664	5,006,460
MassMutual Premier Disciplined Value Fund, Class I (a)	317,616	5,043,737
MassMutual Premier Focused International Fund, Class I (a)	35,667	464,023
MassMutual Premier High Yield Fund, Class I (a)	184,007	1,887,915
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	943,472	10,180,059
MassMutual Premier International Equity Fund, Class I (a)	82,521	1,293,936
MassMutual Premier Money Market Fund, Class R5 (a)	179,234	179,234
MassMutual Premier Short-Duration Bond Fund, Class I (a)	900,532	9,446,576
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	153,323	1,927,276
MassMutual Select Blue Chip Growth Fund, Class I (a)	58,270	1,017,390
MassMutual Select Diversified International Fund, Class I (a)	161,594	1,266,897
MassMutual Select Diversified Value Fund, Class I (a)	78,086	1,129,118
MassMutual Select Focused Value Fund, Class I (a)	103,524	2,575,682
MassMutual Select Fundamental Growth Fund, Class I (a)	115,075	997,698
MassMutual Select Fundamental Value Fund, Class I (a)	67,417	974,851
MassMutual Select Growth Opportunities Fund, Class I (a)	73,201	865,239
MassMutual Select Large Cap Value Fund, Class I (a)	83,341	832,579
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	69,176	1,362,070
MassMutual Select Mid-Cap Value Fund, Class I (a)	105,757	1,661,437
MassMutual Select Overseas Fund, Class I (a)	433,930	4,018,196
MassMutual Select PIMCO Total Return Fund, Class I (a)	412,093	4,306,374
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	22,632	444,035

	Number of Shares	Value
MassMutual Select Small Cap Value Equity Fund, Class I (a)	69,019	$1,055,985
MassMutual Select Small Company Growth Fund, Class I (a)	28,520	358,211
MassMutual Select Small Company Value Fund, Class I (a)	14,345	247,596
MassMutual Select Strategic Bond Fund, Class I (a)	286,243	2,976,931
MM MSCI EAFE International Index Fund, Class I (a)	253,562	3,590,437
MM Russell 2000 Small Cap Index Fund, Class I (a)	88,662	1,206,686
MM S&P Mid Cap Index Fund, Class I (a)	150,706	2,016,447
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	949,737	3,058,153
Oppenheimer Developing Markets Fund, Class I (a)	41,968	1,672,858
Oppenheimer Global Real Estate Fund, Class I (a)	160,179	1,760,369
Oppenheimer International Bond Fund, Class I (a)	587,289	3,635,318
Oppenheimer Real Estate Fund, Class I (a)	51,925	1,408,206

		100,822,069

TOTAL MUTUAL FUNDS (Cost $97,315,844)		100,822,069

TOTAL LONG-TERM INVESTMENTS (Cost $97,315,844)		100,822,069

TOTAL INVESTMENTS — 102.3% (Cost $97,315,844) (c)		100,822,069

Other Assets/(Liabilities) — (2.3)%		(2,304,422)

NET ASSETS — 100.0%		$98,517,647

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

11

MassMutual RetireSMART 2015 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
Babson Global Floating Rate Fund, Class Y (a)	19,505	$199,146
MassMutual Premier Core Bond Fund, Class I (a)	711,533	8,125,708
MassMutual Premier Disciplined Growth Fund, Class I (a)	212,356	2,707,533
MassMutual Premier Disciplined Value Fund, Class I (a)	171,083	2,716,794
MassMutual Premier Focused International Fund, Class I (a)	22,045	286,810
MassMutual Premier High Yield Fund, Class I (a)	92,741	951,524
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	393,789	4,248,988
MassMutual Premier International Equity Fund, Class I (a)	47,208	740,215
MassMutual Premier Money Market Fund, Class R5 (a)	60,611	60,611
MassMutual Premier Short-Duration Bond Fund, Class I (a)	311,983	3,272,700
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	84,785	1,065,747
MassMutual Select Blue Chip Growth Fund, Class I (a)	39,597	691,365
MassMutual Select Diversified International Fund, Class I (a)	93,790	735,313
MassMutual Select Diversified Value Fund, Class I (a)	53,734	776,987
MassMutual Select Focused Value Fund, Class I (a)	51,467	1,280,499
MassMutual Select Fundamental Growth Fund, Class I (a)	78,792	683,126
MassMutual Select Fundamental Value Fund, Class I (a)	43,238	625,217
MassMutual Select Growth Opportunities Fund, Class I (a)	50,087	592,024
MassMutual Select Large Cap Value Fund, Class I (a)	57,825	577,670
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	39,916	785,952
MassMutual Select Mid-Cap Value Fund, Class I (a)	61,076	959,506
MassMutual Select Overseas Fund, Class I (a)	238,770	2,211,009
MassMutual Select PIMCO Total Return Fund, Class I (a)	163,796	1,711,672
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	14,535	285,184
MassMutual Select Small Cap Value Equity Fund, Class I (a)	39,163	599,199

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class I (a)	13,583	$170,605
MassMutual Select Small Company Value Fund, Class I (a)	8,524	147,121
MassMutual Select Strategic Bond Fund, Class I (a)	113,618	1,181,629
MM MSCI EAFE International Index Fund, Class I (a)	149,091	2,111,129
MM Russell 2000 Small Cap Index Fund, Class I (a)	50,617	688,901
MM S&P Mid Cap Index Fund, Class I (a)	87,141	1,165,944
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	418,327	1,347,011
Oppenheimer Developing Markets Fund, Class I (a)	14,720	586,752
Oppenheimer Global Real Estate Fund, Class I (a)	69,566	764,531
Oppenheimer International Bond Fund, Class I (a)	213,007	1,318,513
Oppenheimer Real Estate Fund, Class I (a)	23,775	644,781

		47,017,416

TOTAL MUTUAL FUNDS (Cost $45,936,694)		47,017,416

TOTAL LONG-TERM INVESTMENTS (Cost $45,936,694)		47,017,416

TOTAL INVESTMENTS — 100.1% (Cost $45,936,694) (c)		47,017,416

Other Assets/(Liabilities) — (0.1)%		(30,505)

NET ASSETS — 100.0%		$46,986,911

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

12

MassMutual RetireSMART 2020 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 101.5%
Diversified Financial — 101.5%
Babson Global Floating Rate Fund, Class Y (a)	362,078	$3,696,818
MassMutual Premier Core Bond Fund, Class I (a)	4,775,852	54,540,228
MassMutual Premier Disciplined Growth Fund, Class I (a)	2,539,228	32,375,160
MassMutual Premier Disciplined Value Fund, Class I (a)	2,052,267	32,589,994
MassMutual Premier Focused International Fund, Class I (a)	263,819	3,432,289
MassMutual Premier High Yield Fund, Class I (a)	1,201,874	12,331,227
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	2,718,286	29,330,303
MassMutual Premier International Equity Fund, Class I (a)	606,755	9,513,918
MassMutual Premier Money Market Fund, Class R5 (a)	218,521	218,521
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,434,271	25,535,506
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,023,822	12,869,445
MassMutual Select Blue Chip Growth Fund, Class I (a)	700,287	12,227,017
MassMutual Select Diversified International Fund, Class I (a)	1,188,645	9,318,979
MassMutual Select Diversified Value Fund, Class I (a)	941,764	13,617,902
MassMutual Select Focused Value Fund, Class I (a)	537,800	13,380,476
MassMutual Select Fundamental Growth Fund, Class I (a)	1,385,416	12,011,560
MassMutual Select Fundamental Value Fund, Class I (a)	801,779	11,593,728
MassMutual Select Growth Opportunities Fund, Class I (a)	881,054	10,414,059
MassMutual Select Large Cap Value Fund, Class I (a)	1,006,749	10,057,422
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	465,130	9,158,417
MassMutual Select Mid-Cap Value Fund, Class I (a)	711,141	11,172,032
MassMutual Select Overseas Fund, Class I (a)	3,132,562	29,007,523
MassMutual Select PIMCO Total Return Fund, Class I (a)	1,088,848	11,378,463
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	164,534	3,228,148

	Number of Shares	Value
MassMutual Select Small Cap Value Equity Fund, Class I (a)	490,175	$7,499,676
MassMutual Select Small Company Growth Fund, Class I (a)	199,085	2,500,502
MassMutual Select Small Company Value Fund, Class I (a)	103,915	1,793,571
MassMutual Select Strategic Bond Fund, Class I (a)	755,959	7,861,969
MM MSCI EAFE International Index Fund, Class I (a)	1,879,675	26,616,196
MM Russell 2000 Small Cap Index Fund, Class I (a)	636,913	8,668,382
MM S&P Mid Cap Index Fund, Class I (a)	1,013,724	13,563,625
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	5,775,190	18,596,113
Oppenheimer Developing Markets Fund, Class I (a)	259,985	10,363,020
Oppenheimer Global Real Estate Fund, Class I (a)	990,940	10,890,428
Oppenheimer International Bond Fund, Class I (a)	2,206,061	13,655,516
Oppenheimer Real Estate Fund, Class I (a)	322,665	8,750,672

		503,758,805

TOTAL MUTUAL FUNDS (Cost $475,895,971)		503,758,805

TOTAL LONG-TERM INVESTMENTS (Cost $475,895,971)		503,758,805

TOTAL INVESTMENTS — 101.5% (Cost $475,895,971) (c)		503,758,805

Other Assets/(Liabilities) — (1.5)%		(7,519,876)

NET ASSETS — 100.0%		$496,238,929

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

13

MassMutual RetireSMART 2025 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Diversified Financial — 100.0%
Babson Global Floating Rate Fund, Class Y (a)	53,049	$541,626
MassMutual Premier Core Bond Fund, Class I (a)	441,130	5,037,706
MassMutual Premier Disciplined Growth Fund, Class I (a)	369,135	4,706,473
MassMutual Premier Disciplined Value Fund, Class I (a)	297,463	4,723,713
MassMutual Premier Focused International Fund, Class I (a)	45,928	597,519
MassMutual Premier High Yield Fund, Class I (a)	248,879	2,553,494
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	268,139	2,893,215
MassMutual Premier International Equity Fund, Class I (a)	99,785	1,564,625
MassMutual Premier Money Market Fund, Class R5 (a)	11,606	11,606
MassMutual Premier Short-Duration Bond Fund, Class I (a)	182,447	1,913,871
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	172,868	2,172,954
MassMutual Select Blue Chip Growth Fund, Class I (a)	117,027	2,043,283
MassMutual Select Diversified International Fund, Class I (a)	197,255	1,546,480
MassMutual Select Diversified Value Fund, Class I (a)	159,081	2,300,316
MassMutual Select Focused Value Fund, Class I (a)	73,556	1,830,064
MassMutual Select Fundamental Growth Fund, Class I (a)	232,825	2,018,592
MassMutual Select Fundamental Value Fund, Class I (a)	128,374	1,856,291
MassMutual Select Growth Opportunities Fund, Class I (a)	148,198	1,751,700
MassMutual Select Large Cap Value Fund, Class I (a)	171,027	1,708,555
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	71,135	1,400,648
MassMutual Select Mid-Cap Value Fund, Class I (a)	108,879	1,710,482
MassMutual Select Overseas Fund, Class I (a)	487,604	4,515,212
MassMutual Select PIMCO Total Return Fund, Class I (a)	95,367	996,590
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	31,669	621,339
MassMutual Select Small Cap Value Equity Fund, Class I (a)	84,826	1,297,835

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class I (a)	29,031	$364,624
MassMutual Select Small Company Value Fund, Class I (a)	18,410	317,762
MassMutual Select Strategic Bond Fund, Class I (a)	66,111	687,553
MM MSCI EAFE International Index Fund, Class I (a)	314,791	4,457,442
MM Russell 2000 Small Cap Index Fund, Class I (a)	108,977	1,483,170
MM S&P Mid Cap Index Fund, Class I (a)	155,171	2,076,192
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	806,210	2,595,996
Oppenheimer Developing Markets Fund, Class I (a)	28,761	1,146,413
Oppenheimer Global Real Estate Fund, Class I (a)	134,929	1,482,865
Oppenheimer International Bond Fund, Class I (a)	283,389	1,754,178
Oppenheimer Real Estate Fund, Class I (a)	45,884	1,244,377

		69,924,761

TOTAL MUTUAL FUNDS (Cost $67,970,251)		69,924,761

TOTAL LONG-TERM INVESTMENTS (Cost $67,970,251)		69,924,761

TOTAL INVESTMENTS — 100.0% (Cost $67,970,251) (c)		69,924,761

Other Assets/(Liabilities) — 0.0%		20,405

NET ASSETS — 100.0%		$69,945,166

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

14

MassMutual RetireSMART 2030 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 101.3%
Diversified Financial — 101.3%
Babson Global Floating Rate Fund, Class Y (a)	477,447	$4,874,735
MassMutual Premier Core Bond Fund, Class I (a)	2,008,498	22,937,042
MassMutual Premier Disciplined Growth Fund, Class I (a)	2,531,272	32,273,718
MassMutual Premier Disciplined Value Fund, Class I (a)	2,045,196	32,477,709
MassMutual Premier Focused International Fund, Class I (a)	334,741	4,354,986
MassMutual Premier High Yield Fund, Class I (a)	1,642,100	16,847,943
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,155,770	12,470,762
MassMutual Premier International Equity Fund, Class I (a)	772,231	12,108,581
MassMutual Premier Short-Duration Bond Fund, Class I (a)	775,850	8,138,667
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,198,031	15,059,246
MassMutual Select Blue Chip Growth Fund, Class I (a)	921,144	16,083,173
MassMutual Select Diversified International Fund, Class I (a)	1,510,347	11,841,124
MassMutual Select Diversified Value Fund, Class I (a)	1,240,464	17,937,110
MassMutual Select Focused Value Fund, Class I (a)	479,139	11,920,975
MassMutual Select Fundamental Growth Fund, Class I (a)	1,823,542	15,810,105
MassMutual Select Fundamental Value Fund, Class I (a)	1,050,415	15,188,997
MassMutual Select Growth Opportunities Fund, Class I (a)	1,160,052	13,711,812
MassMutual Select Large Cap Value Fund, Class I (a)	1,327,210	13,258,825
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	520,421	10,247,082
MassMutual Select Mid-Cap Value Fund, Class I (a)	796,253	12,509,134
MassMutual Select Overseas Fund, Class I (a)	3,858,992	35,734,263
MassMutual Select PIMCO Total Return Fund, Class I (a)	439,775	4,595,648
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	229,884	4,510,325
MassMutual Select Small Cap Value Equity Fund, Class I (a)	679,909	10,402,608

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class I (a)	266,008	$3,341,056
MassMutual Select Small Company Value Fund, Class I (a)	142,062	2,451,987
MassMutual Select Strategic Bond Fund, Class I (a)	305,281	3,174,920
MM MSCI EAFE International Index Fund, Class I (a)	2,396,484	33,934,219
MM Russell 2000 Small Cap Index Fund, Class I (a)	864,960	11,772,110
MM S&P Mid Cap Index Fund, Class I (a)	1,134,775	15,183,288
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	6,179,170	19,896,926
Oppenheimer Developing Markets Fund, Class I (a)	280,055	11,163,011
Oppenheimer Global Real Estate Fund, Class I (a)	1,055,630	11,601,373
Oppenheimer International Bond Fund, Class I (a)	1,853,872	11,475,468
Oppenheimer Real Estate Fund, Class I (a)	344,742	9,349,409

		488,638,337

TOTAL MUTUAL FUNDS (Cost $456,231,982)		488,638,337

TOTAL LONG-TERM INVESTMENTS (Cost $456,231,982)		488,638,337

TOTAL INVESTMENTS — 101.3% (Cost $456,231,982) (c)		488,638,337

Other Assets/(Liabilities) — (1.3)%		(6,366,550)

NET ASSETS — 100.0%		$482,271,787

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

15

MassMutual RetireSMART 2035 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.5%
Diversified Financial — 100.5%
Babson Global Floating Rate Fund, Class Y (a)	29,358	$299,750
MassMutual Premier Core Bond Fund, Class I (a)	193,862	2,213,909
MassMutual Premier Disciplined Growth Fund, Class I (a)	259,285	3,305,884
MassMutual Premier Disciplined Value Fund, Class I (a)	208,990	3,318,767
MassMutual Premier Focused International Fund, Class I (a)	38,771	504,415
MassMutual Premier High Yield Fund, Class I (a)	133,407	1,368,757
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	93,334	1,007,073
MassMutual Premier International Equity Fund, Class I (a)	85,429	1,339,530
MassMutual Premier Short-Duration Bond Fund, Class I (a)	67,122	704,105
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	142,339	1,789,199
MassMutual Select Blue Chip Growth Fund, Class I (a)	110,119	1,922,681
MassMutual Select Diversified International Fund, Class I (a)	168,354	1,319,895
MassMutual Select Diversified Value Fund, Class I (a)	149,435	2,160,834
MassMutual Select Focused Value Fund, Class I (a)	52,905	1,316,274
MassMutual Select Fundamental Growth Fund, Class I (a)	218,955	1,898,336
MassMutual Select Fundamental Value Fund, Class I (a)	121,438	1,755,999
MassMutual Select Growth Opportunities Fund, Class I (a)	139,253	1,645,973
MassMutual Select Large Cap Value Fund, Class I (a)	160,569	1,604,080
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	58,179	1,145,551
MassMutual Select Mid-Cap Value Fund, Class I (a)	89,042	1,398,845
MassMutual Select Overseas Fund, Class I (a)	413,535	3,829,337
MassMutual Select PIMCO Total Return Fund, Class I (a)	40,281	420,937
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	27,974	548,859
MassMutual Select Small Cap Value Equity Fund, Class I (a)	76,252	1,166,652
MassMutual Select Small Company Growth Fund, Class I (a)	26,721	335,612

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class I (a)	16,400	$283,064
MassMutual Select Strategic Bond Fund, Class I (a)	27,925	290,417
MM MSCI EAFE International Index Fund, Class I (a)	268,896	3,807,574
MM Russell 2000 Small Cap Index Fund, Class I (a)	97,744	1,330,299
MM S&P Mid Cap Index Fund, Class I (a)	126,902	1,697,947
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	623,080	2,006,316
Oppenheimer Developing Markets Fund, Class I (a)	24,184	963,960
Oppenheimer Global Real Estate Fund, Class I (a)	105,264	1,156,848
Oppenheimer International Bond Fund, Class I (a)	154,818	958,326
Oppenheimer Real Estate Fund, Class I (a)	35,694	968,009

		51,784,014

TOTAL MUTUAL FUNDS (Cost $50,107,817)		51,784,014

TOTAL LONG-TERM INVESTMENTS (Cost $50,107,817)		51,784,014

TOTAL INVESTMENTS — 100.5% (Cost $50,107,817) (c)		51,784,014

Other Assets/(Liabilities) — (0.5)%		(232,980)

NET ASSETS — 100.0%		$51,551,034

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

16

MassMutual RetireSMART 2040 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 101.4%
Diversified Financial — 101.4%
Babson Global Floating Rate Fund, Class Y (a)	187,445	$1,913,814
MassMutual Premier Core Bond Fund, Class I (a)	986,175	11,262,116
MassMutual Premier Disciplined Growth Fund, Class I (a)	1,386,495	17,677,805
MassMutual Premier Disciplined Value Fund, Class I (a)	1,120,543	17,794,231
MassMutual Premier Focused International Fund, Class I (a)	215,313	2,801,218
MassMutual Premier High Yield Fund, Class I (a)	632,847	6,493,005
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	408,210	4,404,585
MassMutual Premier International Equity Fund, Class I (a)	501,752	7,867,466
MassMutual Premier Short-Duration Bond Fund, Class I (a)	382,157	4,008,827
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	775,621	9,749,553
MassMutual Select Blue Chip Growth Fund, Class I (a)	685,215	11,963,850
MassMutual Select Diversified International Fund, Class I (a)	979,582	7,679,925
MassMutual Select Diversified Value Fund, Class I (a)	921,851	13,329,970
MassMutual Select Focused Value Fund, Class I (a)	301,756	7,507,683
MassMutual Select Fundamental Growth Fund, Class I (a)	1,355,862	11,755,324
MassMutual Select Fundamental Value Fund, Class I (a)	784,575	11,344,958
MassMutual Select Growth Opportunities Fund, Class I (a)	862,246	10,191,743
MassMutual Select Large Cap Value Fund, Class I (a)	985,825	9,848,388
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	342,071	6,735,371
MassMutual Select Mid-Cap Value Fund, Class I (a)	523,331	8,221,532
MassMutual Select Overseas Fund, Class I (a)	2,527,882	23,408,188
MassMutual Select PIMCO Total Return Fund, Class I (a)	225,571	2,357,218
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	152,245	2,987,052
MassMutual Select Small Cap Value Equity Fund, Class I (a)	457,723	7,003,164

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class I (a)	181,814	$2,283,585
MassMutual Select Small Company Value Fund, Class I (a)	94,742	1,635,255
MassMutual Select Strategic Bond Fund, Class I (a)	156,543	1,628,044
MM MSCI EAFE International Index Fund, Class I (a)	1,554,364	22,009,799
MM Russell 2000 Small Cap Index Fund, Class I (a)	580,112	7,895,325
MM S&P Mid Cap Index Fund, Class I (a)	745,679	9,977,181
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	3,758,975	12,103,901
Oppenheimer Developing Markets Fund, Class I (a)	191,762	7,643,641
Oppenheimer Global Real Estate Fund, Class I (a)	654,281	7,190,545
Oppenheimer International Bond Fund, Class I (a)	904,398	5,598,222
Oppenheimer Real Estate Fund, Class I (a)	212,717	5,768,884

		302,041,368

TOTAL MUTUAL FUNDS (Cost $279,820,009)		302,041,368

TOTAL LONG-TERM INVESTMENTS (Cost $279,820,009)		302,041,368

TOTAL INVESTMENTS — 101.4% (Cost $279,820,009) (c)		302,041,368

Other Assets/(Liabilities) — (1.4)%		(4,243,965)

NET ASSETS — 100.0%		$297,797,403

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

17

MassMutual RetireSMART 2045 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.5%
Diversified Financial — 100.5%
Babson Global Floating Rate Fund, Class Y (a)	6,463	$65,986
MassMutual Premier Core Bond Fund, Class I (a)	54,550	622,961
MassMutual Premier Disciplined Growth Fund, Class I (a)	128,327	1,636,172
MassMutual Premier Disciplined Value Fund, Class I (a)	103,447	1,642,738
MassMutual Premier Focused International Fund, Class I (a)	22,346	290,724
MassMutual Premier High Yield Fund, Class I (a)	29,309	300,709
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	18,028	194,522
MassMutual Premier International Equity Fund, Class I (a)	49,449	775,357
MassMutual Premier Short-Duration Bond Fund, Class I (a)	17,948	188,276
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	82,868	1,041,649
MassMutual Select Blue Chip Growth Fund, Class I (a)	71,075	1,240,967
MassMutual Select Diversified International Fund, Class I (a)	97,350	763,228
MassMutual Select Diversified Value Fund, Class I (a)	96,560	1,396,258
MassMutual Select Focused Value Fund, Class I (a)	29,863	742,987
MassMutual Select Fundamental Growth Fund, Class I (a)	141,396	1,225,902
MassMutual Select Fundamental Value Fund, Class I (a)	78,287	1,132,030
MassMutual Select Growth Opportunities Fund, Class I (a)	89,934	1,063,018
MassMutual Select Large Cap Value Fund, Class I (a)	103,794	1,036,899
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	34,016	669,779
MassMutual Select Mid-Cap Value Fund, Class I (a)	52,051	817,714
MassMutual Select Overseas Fund, Class I (a)	242,174	2,242,531
MassMutual Select PIMCO Total Return Fund, Class I (a)	11,170	116,723
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	16,546	324,629
MassMutual Select Small Cap Value Equity Fund, Class I (a)	45,204	691,615
MassMutual Select Small Company Growth Fund, Class I (a)	16,065	201,771

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class I (a)	9,806	$169,258
MassMutual Select Strategic Bond Fund, Class I (a)	7,737	80,469
MM MSCI EAFE International Index Fund, Class I (a)	155,499	2,201,870
MM Russell 2000 Small Cap Index Fund, Class I (a)	58,397	794,780
MM S&P Mid Cap Index Fund, Class I (a)	74,238	993,310
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	342,123	1,101,636
Oppenheimer Developing Markets Fund, Class I (a)	14,560	580,370
Oppenheimer Global Real Estate Fund, Class I (a)	58,665	644,726
Oppenheimer International Bond Fund, Class I (a)	41,950	259,673
Oppenheimer Real Estate Fund, Class I (a)	19,901	539,711

		27,790,948

TOTAL MUTUAL FUNDS (Cost $26,816,741)		27,790,948

TOTAL LONG-TERM INVESTMENTS (Cost $26,816,741)		27,790,948

TOTAL INVESTMENTS — 100.5% (Cost $26,816,741) (c)		27,790,948

Other Assets/(Liabilities) — (0.5)%		(133,049)

NET ASSETS — 100.0%		$27,657,899

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

18

MassMutual RetireSMART 2050 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 102.2%
Diversified Financial — 102.2%
Babson Global Floating Rate Fund, Class Y (a)	23,654	$241,510
MassMutual Premier Core Bond Fund, Class I (a)	151,403	1,729,026
MassMutual Premier Disciplined Growth Fund, Class I (a)	461,077	5,878,731
MassMutual Premier Disciplined Value Fund, Class I (a)	372,624	5,917,265
MassMutual Premier Focused International Fund, Class I (a)	75,964	988,289
MassMutual Premier High Yield Fund, Class I (a)	77,503	795,179
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	48,608	524,478
MassMutual Premier International Equity Fund, Class I (a)	178,862	2,804,555
MassMutual Premier Short-Duration Bond Fund, Class I (a)	51,235	537,459
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	289,065	3,633,547
MassMutual Select Blue Chip Growth Fund, Class I (a)	254,807	4,448,928
MassMutual Select Diversified International Fund, Class I (a)	348,176	2,729,704
MassMutual Select Diversified Value Fund, Class I (a)	342,673	4,955,048
MassMutual Select Focused Value Fund, Class I (a)	106,278	2,644,193
MassMutual Select Fundamental Growth Fund, Class I (a)	503,958	4,369,320
MassMutual Select Fundamental Value Fund, Class I (a)	291,915	4,221,094
MassMutual Select Growth Opportunities Fund, Class I (a)	320,703	3,790,710
MassMutual Select Large Cap Value Fund, Class I (a)	366,330	3,659,640
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	122,269	2,407,480
MassMutual Select Mid-Cap Value Fund, Class I (a)	187,049	2,938,543
MassMutual Select Overseas Fund, Class I (a)	873,362	8,087,336
MassMutual Select PIMCO Total Return Fund, Class I (a)	30,590	319,662
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	55,270	1,084,395
MassMutual Select Small Cap Value Equity Fund, Class I (a)	164,768	2,520,945
MassMutual Select Small Company Growth Fund, Class I (a)	64,857	814,602

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class I (a)	34,225	$590,727
MassMutual Select Strategic Bond Fund, Class I (a)	21,216	220,642
MM MSCI EAFE International Index Fund, Class I (a)	552,739	7,826,787
MM Russell 2000 Small Cap Index Fund, Class I (a)	208,972	2,844,104
MM S&P Mid Cap Index Fund, Class I (a)	266,596	3,567,052
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,385,783	4,462,222
Oppenheimer Developing Markets Fund, Class I (a)	69,744	2,779,984
Oppenheimer Global Real Estate Fund, Class I (a)	241,786	2,657,232
Oppenheimer International Bond Fund, Class I (a)	128,412	794,868
Oppenheimer Real Estate Fund, Class I (a)	79,179	2,147,330

		99,932,587

TOTAL MUTUAL FUNDS (Cost $94,344,304)		99,932,587

TOTAL LONG-TERM INVESTMENTS (Cost $94,344,304)		99,932,587

TOTAL INVESTMENTS — 102.2% (Cost $94,344,304) (c)		99,932,587

Other Assets/(Liabilities) — (2.2)%		(2,130,933)

NET ASSETS — 100.0%		$97,801,654

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

19

MassMutual RetireSMART 2055 Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 101.2%
Diversified Financial — 101.2%
Babson Global Floating Rate Fund, Class Y (a)	451	$4,600
MassMutual Premier Core Bond Fund, Class I (a)	3,109	35,502
MassMutual Premier Disciplined Growth Fund, Class I (a)	10,409	132,721
MassMutual Premier Disciplined Value Fund, Class I (a)	8,400	133,398
MassMutual Premier Focused International Fund, Class I (a)	1,767	22,994
MassMutual Premier High Yield Fund, Class I (a)	1,781	18,275
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,143	12,337
MassMutual Premier International Equity Fund, Class I (a)	4,027	63,136
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,136	11,920
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	6,286	79,012
MassMutual Select Blue Chip Growth Fund, Class I (a)	5,759	100,555
MassMutual Select Diversified International Fund, Class I (a)	7,890	61,855
MassMutual Select Diversified Value Fund, Class I (a)	7,792	112,675
MassMutual Select Focused Value Fund, Class I (a)	2,410	59,956
MassMutual Select Fundamental Growth Fund, Class I (a)	11,432	99,116
MassMutual Select Fundamental Value Fund, Class I (a)	6,458	93,380
MassMutual Select Growth Opportunities Fund, Class I (a)	7,263	85,844
MassMutual Select Large Cap Value Fund, Class I (a)	8,357	83,483
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	2,757	54,288
MassMutual Select Mid-Cap Value Fund, Class I (a)	4,220	66,300
MassMutual Select Overseas Fund, Class I (a)	20,203	187,082
MassMutual Select PIMCO Total Return Fund, Class I (a)	695	7,258
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	1,216	23,855
MassMutual Select Small Cap Value Equity Fund, Class I (a)	3,569	54,603
MassMutual Select Small Company Growth Fund, Class I (a)	1,490	18,712

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class I (a)	785	$13,551
MassMutual Select Strategic Bond Fund, Class I (a)	481	5,003
MM MSCI EAFE International Index Fund, Class I (a)	12,562	177,875
MM Russell 2000 Small Cap Index Fund, Class I (a)	4,851	66,027
MM S&P Mid Cap Index Fund, Class I (a)	6,016	80,494
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	27,355	88,082
Oppenheimer Developing Markets Fund, Class I (a)	1,361	54,255
Oppenheimer Global Real Estate Fund, Class I (a)	4,754	52,244
Oppenheimer International Bond Fund, Class I (a)	2,525	15,629
Oppenheimer Real Estate Fund, Class I (a)	1,571	42,608

		2,218,625

TOTAL MUTUAL FUNDS (Cost $2,141,505)		2,218,625

TOTAL LONG-TERM INVESTMENTS (Cost $2,141,505)		2,218,625

TOTAL INVESTMENTS — 101.2% (Cost $2,141,505) (c)		2,218,625

Other Assets/(Liabilities) — (1.2)%		(27,246)

NET ASSETS — 100.0%		$2,191,379

Notes to Portfolio of Investments

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

20

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MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — affiliated issuers (Note 2 & 7) (a)	$220,273,723	$443,266,476

Total investments	220,273,723	443,266,476

Receivables from:
Investments sold	13	1,190
Investment adviser (Note 3)	10,076	1,170
Fund shares sold	14,004	160,756
Prepaid expenses	13,098	13,099

Total assets	220,310,914	443,442,691

Liabilities:
Payables for:
Investments purchased	-	-
Fund shares repurchased	503,157	89,883
Trustees’ fees and expenses (Note 3)	22,002	44,681
Affiliates (Note 3):
Administration fees	35,576	63,439
Service fees	83,910	137,334
Shareholder service fees	25,981	49,434
Distribution fees	63	63
Accrued expense and other liabilities	17,650	12,025

Total liabilities	688,339	396,859

Net assets	$219,622,575	$443,045,832

Net assets consist of:
Paid-in capital	$208,233,160	$387,491,180
Undistributed (accumulated) net investment income (loss)	(299,776)	(612,417)
Accumulated net realized gain (loss) on investments and foreign currency transactions	6,041,853	30,247,420
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,647,338	25,919,649

Net assets	$219,622,575	$443,045,832

(a) Cost of investments — affiliated issuers:	$214,626,385	$417,346,827

The accompanying notes are an integral part of the financial statements.

22

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$353,834,146	$113,757,191	$86,666,330	$100,822,069	$47,017,416	$503,758,805

353,834,146	113,757,191	86,666,330	100,822,069	47,017,416	503,758,805

889	120	6,427,010	18,955,378	3,826	50,372,380
3,119	5,865	7,786	8,854	8,855	99
145,411	18,394	9,686	60,007	14,727	70,259
13,099	12,637	2,808	2,808	1,568	2,808

353,996,664	113,794,207	93,113,620	119,849,116	47,046,392	554,204,351

-	-	805	1,604	-	2,855
148,924	72,978	7,239,143	21,221,341	11,088	57,631,870
33,867	7,783	37,261	34,974	1,109	115,146

52,614	21,770	20,131	23,676	13,008	78,520
111,399	37,137	13,672	17,237	8,406	71,594
41,917	13,059	8,745	8,539	2,212	41,133
63	63	313	1,768	1,846	9,035
13,812	19,816	22,775	22,330	21,812	15,269

402,596	172,606	7,342,845	21,331,469	59,481	57,965,422

$353,594,068	$113,621,601	$85,770,775	$98,517,647	$46,986,911	$496,238,929

$288,960,098	$92,382,857	$100,536,009	$113,887,141	$45,000,975	$483,028,405
(524,483)	(209,882)	1,859,407	2,563,481	(32,298)	11,099,178
35,901,994	11,840,697	(18,853,311)	(21,439,200)	937,512	(25,751,488)
29,256,459	9,607,929	2,228,670	3,506,225	1,080,722	27,862,834

$353,594,068	$113,621,601	$85,770,775	$98,517,647	$46,986,911	$496,238,929

$324,577,687	$104,149,262	$84,437,660	$97,315,844	$45,936,694	$475,895,971

23

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class I shares:
Net assets	$102,986	$103,555

Shares outstanding (a)	9,823	9,303

Net asset value, offering price and redemption price per share	$10.48	$11.13

Class R5 shares:
Net assets	$3,778,580	$20,834,566

Shares outstanding (a)	360,663	1,872,178

Net asset value, offering price and redemption price per share	$10.48	$11.13

Service Class shares:
Net assets	$15,813,378	$48,238,378

Shares outstanding (a)	1,510,702	4,331,276

Net asset value, offering price and redemption price per share	$10.47	$11.14

Administrative Class shares:
Net assets	$62,993,604	$150,666,881

Shares outstanding (a)	6,015,818	13,521,207

Net asset value, offering price and redemption price per share	$10.47	$11.14

Class R4 shares:
Net assets	$102,771	$103,338

Shares outstanding (a)	9,823	9,268

Net asset value, offering price and redemption price per share	$10.46	$11.15

Class A shares:
Net assets	$136,728,550	$222,995,841

Shares outstanding (a)	13,069,721	20,004,987

Net asset value and redemption price per share	$10.46	$11.15

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.10	$11.83

Class R3 shares:
Net assets	$102,706	$103,273

Shares outstanding (a)	9,823	9,268

Net asset value, offering price and redemption price per share	$10.46	$11.14

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

24

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$103,933	$104,117	$103,177	$103,375	$103,524	$103,734

8,742	8,171	9,075	8,483	8,476	8,118

$11.89	$12.74	$11.37	$12.19	$12.21	$12.78

$9,128,279	$6,170,647	$103,151	$103,349	$103,499	$103,707

767,641	484,214	9,075	8,483	8,476	8,118

$11.89	$12.74	$11.37	$12.18	$12.21	$12.77

$21,858,864	$4,770,975	$22,627,126	$43,626,336	$12,467,793	$204,350,858

1,838,990	374,494	1,990,429	3,580,519	1,021,372	16,006,793

$11.89	$12.74	$11.37	$12.18	$12.21	$12.77

$141,892,389	$41,522,526	$37,435,541	$21,850,289	$5,276,536	$139,221,821

11,929,895	3,259,174	3,288,895	1,793,235	432,677	10,908,100

$11.89	$12.74	$11.38	$12.18	$12.20	$12.76

$103,716	$103,899	$1,499,337	$1,929,875	$11,043,703	$13,012,366

8,718	8,170	132,868	159,914	912,975	1,030,680

$11.90	$12.72	$11.28	$12.07	$12.10	$12.63

$180,403,236	$60,845,603	$21,410,328	$24,775,930	$8,657,764	$99,224,935

15,165,457	4,784,536	1,898,170	2,052,835	715,780	7,859,466

$11.90	$12.72	$11.28	$12.07	$12.10	$12.62

$12.63	$13.50	$11.97	$12.81	$12.84	$13.39

$103,651	$103,834	$2,592,115	$6,128,493	$9,334,092	$40,221,508

8,718	8,170	230,352	511,756	771,774	3,229,139

$11.89	$12.71	$11.25	$11.98	$12.09	$12.46

25

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Assets:
Investments, at value — affiliated issuers (Note 2 & 7) (a)	$69,924,761	$488,638,337

Total investments	69,924,761	488,638,337

Receivables from:
Investments sold	109,579	38,874,620
Investment adviser (Note 3)	10,420	-
Fund shares sold	108,794	39,828
Prepaid expenses	1,568	2,808

Total assets	70,155,122	527,555,593

Liabilities:
Payables for:
Investments purchased	-	-
Fund shares repurchased	154,237	44,989,203
Trustees’ fees and expenses (Note 3)	1,198	92,032
Affiliates (Note 3):
Administration fees	15,614	74,977
Service fees	10,715	65,308
Shareholder service fees	4,036	36,872
Distribution fees	2,597	11,891
Accrued expense and other liabilities	21,559	13,523

Total liabilities	209,956	45,283,806

Net assets	$69,945,166	$482,271,787

Net assets consist of:
Paid-in capital	$66,357,720	$449,097,981
Undistributed (accumulated) net investment income (loss)	(36,642)	7,860,534
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,669,578	(7,093,083)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,954,510	32,406,355

Net assets	$69,945,166	$482,271,787

(a) Cost of investments — affiliated issuers:	$67,970,251	$456,231,982

The accompanying notes are an integral part of the financial statements.

26

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$51,784,014	$302,041,368	$27,790,948	$99,932,587	$2,218,625

51,784,014	302,041,368	27,790,948	99,932,587	2,218,625

15,146	23,346,814	17,593	12,806,035	-
8,889	3,514	10,212	9,905	10,509
29,908	90,794	100,565	33,294	2,823
1,568	2,808	1,568	2,801	1,083

51,839,525	325,485,298	27,920,886	112,784,622	2,233,040

-	-	-	17,298	4,231
238,037	27,500,611	222,874	14,894,197	9,398
971	56,176	551	7,681	73

13,627	49,571	10,710	22,483	7,715
8,911	37,857	4,464	11,544	326
2,812	23,565	1,429	6,946	98
2,447	4,617	993	2,646	126
21,686	15,498	21,966	20,173	19,694

288,491	27,687,895	262,987	14,982,968	41,661

$51,551,034	$297,797,403	$27,657,899	$97,801,654	$2,191,379

$48,162,959	$268,332,192	$25,724,651	$83,327,149	$2,055,102
(37,346)	3,789,177	(20,414)	(105,949)	(1,464)
1,749,224	3,454,675	979,455	8,992,171	60,621
1,676,197	22,221,359	974,207	5,588,283	77,120

$51,551,034	$297,797,403	$27,657,899	$97,801,654	$2,191,379

$50,107,817	$279,820,009	$26,816,741	$94,344,304	$2,141,505

27

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Class I shares:
Net assets	$103,868	$103,923

Shares outstanding (a)	7,995	7,820

Net asset value, offering price and redemption price per share	$12.99	$13.29

Class R5 shares:
Net assets	$103,842	$103,897

Shares outstanding (a)	7,995	7,820

Net asset value, offering price and redemption price per share	$12.99	$13.29

Service Class shares:
Net assets	$16,019,099	$208,122,849

Shares outstanding (a)	1,233,716	15,664,250

Net asset value, offering price and redemption price per share	$12.98	$13.29

Administrative Class shares:
Net assets	$17,202,551	$124,640,538

Shares outstanding (a)	1,325,535	9,384,652

Net asset value, offering price and redemption price per share	$12.98	$13.28

Class R4 shares:
Net assets	$11,355,254	$14,735,688

Shares outstanding (a)	881,519	1,117,202

Net asset value, offering price and redemption price per share	$12.88	$13.19

Class A shares:
Net assets	$11,459,326	$84,747,688

Shares outstanding (a)	889,923	6,427,134

Net asset value and redemption price per share	$12.88	$13.19

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$12.88	$13.99

Class R3 shares:
Net assets	$13,701,226	$49,817,204

Shares outstanding (a)	1,063,939	3,818,044

Net asset value, offering price and redemption price per share	$12.88	$13.05

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

28

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$103,968	$103,971	$104,062	$104,097	$104,096

7,766	7,724	7,712	10,111	9,425

$13.39	$13.46	$13.49	$10.30	$11.04

$103,942	$103,945	$104,036	$104,071	$104,070

7,766	7,724	7,712	10,111	9,425

$13.38	$13.46	$13.49	$10.29	$11.04

$14,813,280	$140,497,380	$10,722,257	$48,842,200	$891,280

1,098,741	10,443,581	795,134	4,747,596	80,727

$13.48	$13.45	$13.48	$10.29	$11.04

$9,324,548	$80,811,924	$3,101,966	$22,682,488	$306,358

691,964	6,015,189	230,125	2,203,700	27,773

$13.48	$13.43	$13.48	$10.29	$11.03

$6,161,187	$10,335,725	$3,057,532	$6,324,278	$146,049

460,396	775,328	228,633	617,945	13,251

$13.38	$13.33	$13.37	$10.23	$11.02

$9,229,717	$51,439,879	$5,202,931	$12,417,636	$221,078

690,248	3,858,234	388,973	1,213,971	20,066

$13.37	$13.33	$13.38	$10.23	$11.02

$14.19	$14.14	$13.38	$10.85	$11.69

$11,814,392	$14,504,579	$5,365,115	$7,326,884	$418,448

884,079	1,099,649	401,316	718,753	37,985

$13.36	$13.19	$13.37	$10.19	$11.02

29

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$187,029	$323,297

Total investment income	187,029	323,297

Expenses (Note 3):
Investment advisory fees	25,812	51,770
Custody fees	18,301	18,306
Audit fees	14,188	14,259
Legal fees	1,135	2,232
Proxy fees	510	511
Shareholder reporting fees	5,015	8,763
Trustees’ fees	7,418	14,872
Registration and filing fees	986	986
Transfer agent fees	744	744

	74,109	112,443
Administration fees:
Class I*	6	3
Class R5	1,615	9,834
Service Class	10,121	31,158
Administrative Class	53,734	135,374
Class L**	-	-
Class R4*	57	54
Class A	116,241	198,622
Class R3	57 *	54 *
Distribution fees:
Class R3	63 *	63 *
Service fees:
Class R4*	63	63
Class A	164,678	269,018
Class R3	63 *	63 *
Shareholder service fees:
Service Class	1,940	5,732
Administrative Class	23,034	55,158
Class A	50,270	82,325

Total expenses	496,051	899,964
Expenses waived (Note 3):
Class I fees reimbursed by adviser*	(13)	-
Class R5 fees reimbursed by adviser	(482)	(104)
Service Class fees reimbursed by adviser	(2,014)	(253)
Administrative Class fees reimbursed by adviser	(7,965)	(734)
Class L fees reimbursed by adviser**	-	-
Class R4 fees reimbursed by adviser*	(13)	(1)
Class A fees reimbursed by adviser	(17,368)	(1,103)
Class R3 fees reimbursed by adviser	(13)*	(1)*

Net expenses	468,183	897,768

Net investment income (loss)	(281,154)	(574,471)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	5,576,099	25,233,796

Net realized gain (loss)	5,576,099	25,233,796

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	3,647,068	(4,532,423)

Net change in unrealized appreciation (depreciation)	3,647,068	(4,532,423)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	9,223,167	20,701,373

Net increase (decrease) in net assets resulting from operations	$8,942,013	$20,126,902

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

30

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$258,075	$41,310	$73,297	$86,858	$21,842	$383,075

258,075	41,310	73,297	86,858	21,842	383,075

41,359	12,715	10,472	13,258	2,730	57,344
17,839	17,788	18,297	18,444	18,319	18,441
14,229	14,151	14,141	14,150	14,123	14,249
1,756	456	445	550	71	2,197
510	511	510	511	510	511
7,138	3,084	4,612	5,348	1,744	15,290
11,686	3,262	2,941	3,632	607	15,139
986	947	118	119	51	118
744	744	744	744	745	744

96,247	53,658	52,280	56,756	38,900	124,033

4	13	17	13	47	3
4,261	3,439	42 *	38 *	72 *	28 *
15,726	3,540	22,916	50,324	13,551	186,518
132,486	39,296	28,966	17,770	4,325	92,855
-	-	11,032	6,495	2,437	60,626
54	63	190	344	1,898	1,836
172,983	62,617	25,465	30,548	12,729	117,529
54 *	63 *	402	2,725	2,651 *	10,438

63 *	63 *	382	2,409	1,846 *	10,811

63	63	183	339	1,372	2,165
219,550	73,130	25,850	29,625	9,528	118,054
63 *	63 *	382	2,409	1,846 *	10,811

2,626	539	3,546	7,712	1,440	30,750
51,135	14,197	13,856	8,064	1,683	52,424
66,764	22,207	7,906	9,078	3,113	36,236

762,079	272,951	193,415	224,649	97,438	855,117

(2)	(15)	(27)	(24)	(93)	(1)
(207)	(1,412)	(27)*	(24)*	(93)*	(1)*
(494)	(1,092)	(7,506)	(14,629)	(18,494)	(1,587)
(3,182)	(9,822)	(9,777)	(5,098)	(4,911)	(917)
-	-	-	-	(2,429)	-
(2)	(15)	(77)	(128)	(2,017)	(14)
(4,134)	(15,566)	(5,579)	(5,740)	(13,310)	(627)
(2)*	(15)*	(132)	(670)	(2,716)*	(62)

754,056	245,014	170,290	198,336	53,375	851,908

(495,981)	(203,704)	(96,993)	(111,478)	(31,533)	(468,833)

29,177,935	9,318,994	2,981,814	5,528,561	481,087	36,533,048

29,177,935	9,318,994	2,981,814	5,528,561	481,087	36,533,048

(11,881,059)	(3,798,087)	919,114	(275,778)	947,428	(11,762,294)

(11,881,059)	(3,798,087)	919,114	(275,778)	947,428	(11,762,294)

17,296,876	5,520,907	3,900,928	5,252,783	1,428,515	24,770,754

$16,800,895	$5,317,203	$3,803,935	$5,141,305	$1,396,982	$24,301,921

31

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$36,290	$359,078

Total investment income	36,290	359,078

Expenses (Note 3):
Investment advisory fees	3,783	51,856
Custody fees	18,304	17,805
Audit fees	14,123	14,237
Legal fees	75	1,921
Proxy fees	511	510
Shareholder reporting fees	1,872	11,484
Trustees’ fees	754	13,482
Registration and filing fees	51	119
Transfer agent fees	744	745

	40,217	112,159
Administration fees:
Class I*	31	3
Class R5*	56	28
Service Class	13,962	177,518
Administrative Class	10,633	87,719
Class L**	5,335	50,920
Class R4*	1,603	2,019
Class A	15,142	100,211
Class R3	3,150 *	13,638
Distribution fees:
Class R3	2,597 *	14,122
Service fees:
Class R4*	1,353	2,372
Class A	12,533	99,764
Class R3	2,597 *	14,122
Shareholder service fees:
Service Class	1,740	29,342
Administrative Class	5,092	46,796
Class A	4,059	30,627

Total expenses	120,100	781,360
Expenses waived (Note 3):
Class I fees reimbursed by adviser*	(69)	(1)
Class R5 fees reimbursed by adviser*	(69)	- ***
Service Class fees reimbursed by adviser	(15,783)	(1,047)
Administrative Class fees reimbursed by adviser	(10,752)	(581)
Class L fees reimbursed by adviser**	(3,890)	-
Class R4 fees reimbursed by adviser*	(1,490)	(12)
Class A fees reimbursed by adviser	(12,997)	(369)
Class R3 fees reimbursed by adviser	(2,860)*	(82)

Net expenses	72,190	779,268

Net investment income (loss)	(35,900)	(420,190)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	959,257	37,562,162

Net realized gain (loss)	959,257	37,562,162

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	1,373,143	(13,872,160)

Net change in unrealized appreciation (depreciation)	1,373,143	(13,872,160)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,332,400	23,690,002

Net increase (decrease) in net assets resulting from operations	$2,296,500	$23,269,812

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.
***	Amount is less than $0.50.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$24,020	$192,401	$9,066	$42,655	$726

24,020	192,401	9,066	42,655	726

3,081	33,684	1,563	10,308	140
17,782	17,923	17,799	17,786	9,371
14,123	14,194	14,120	14,141	13,309
60	1,240	33	323	393
510	510	510	510	511
1,775	6,942	1,595	2,751	1,572
613	8,744	319	2,479	33
51	118	51	118	69
744	744	744	744	745

38,739	84,099	36,734	49,160	26,143

40	5	75	15	754
64	30	100	40	779
13,140	118,286	11,386	47,980	6,431
7,716	57,319	3,618	18,301	2,118
3,367	33,908	1,083	5,883	81
1,192	1,863	771	1,693	858
13,207	61,350	9,189	14,581	1,802
3,311 *	7,491	1,821 *	5,115	1,569 *

2,446 *	6,819	993 *	4,195	126 *

895	2,119	428	1,647	68
10,290	60,753	5,767	13,636	228
2,446 *	6,819	993 *	4,195	126 *

1,504	19,369	1,016	7,121	98
3,071	30,662	1,072	8,141	97
3,342	18,673	1,826	4,350	80

104,770	509,565	76,872	186,053	41,358

(79)	(4)	(166)	(30)	(1,650)
(79)	(4)	(166)	(30)	(1,649)
(16,151)	(6,084)	(21,595)	(24,238)	(19,568)
(8,111)	(3,226)	(5,652)	(9,393)	(5,451)
(2,958)	-	(1,830)	(1,697)	(848)
(1,122)	(143)	(1,127)	(775)	(1,769)
(12,450)	(1,963)	(14,219)	(5,944)	(4,888)
(3,065)*	(309)	(2,617)*	(1,860)	(3,311)*

60,755	497,832	29,500	142,086	2,224

(36,735)	(305,431)	(20,434)	(99,431)	(1,498)

1,103,507	24,280,319	638,973	7,031,525	23,081

1,103,507	24,280,319	638,973	7,031,525	23,081

764,457	(9,201,188)	331,260	(1,967,765)	64,185

764,457	(9,201,188)	331,260	(1,967,765)	64,185

1,867,964	15,079,131	970,233	5,063,760	87,266

$1,831,229	$14,773,700	$949,799	$4,964,329	$85,768

33

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Conservative Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(281,154)	$3,831,830
Net realized gain (loss) on investment transactions	5,576,099	9,832,846
Net change in unrealized appreciation (depreciation) on investments	3,647,068	(652,975)

Net increase (decrease) in net assets resulting from operations	8,942,013	13,011,701

Distributions to shareholders (Note 2):
From net investment income:
Class R5	-	(82,049)
Service Class	-	(343,965)
Administrative Class	-	(1,554,532)
Class A	-	(2,980,876)

Total distributions from net investment income	-	(4,961,422)

From net realized gains:
Class R5	-	(105,757)
Service Class	-	(439,437)
Administrative Class	-	(2,681,551)
Class A	-	(5,616,192)

Total distributions from net realized gains	-	(8,842,937)

Net fund share transactions (Note 5):
Class I*	100,100	-
Class R5	552,080	335,607
Service Class	2,358,815	10,027,673
Administrative Class	(1,446,087)	(11,715,533)
Class R4*	100,001	-
Class A	(724,871)	(31,488,367)
Class R3*	100,000	-

Increase (decrease) in net assets from fund share transactions	1,040,038	(32,840,620)

Total increase (decrease) in net assets	9,982,051	(33,633,278)
Net assets
Beginning of period	209,640,524	243,273,802

End of period	$219,622,575	$209,640,524

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$(299,766)	$-

Distributions in excess of net investment income included in net assets at end of period	$(299,776)	$(18,622)

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART Moderate Fund		MassMutual RetireSMART Moderate Growth Fund		MassMutual RetireSMART Growth Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$(574,471)	$6,215,338	$(495,981)	$4,015,230	$(203,704)	$971,865
25,233,796	34,711,094	29,177,935	33,364,789	9,318,994	7,762,794
(4,532,423)	19,979,641	(11,881,059)	31,957,256	(3,798,087)	11,475,655

20,126,902	60,906,073	16,800,895	69,337,275	5,317,203	20,210,314

-	(486,353)	-	(125,266)	-	(99,159)
-	(880,643)	-	(494,392)	-	(79,854)
-	(3,979,176)	-	(3,379,733)	-	(811,282)
-	(4,865,456)	-	(4,106,965)	-	(1,250,595)

-	(10,211,628)	-	(8,106,356)	-	(2,240,890)

-	(962,364)	-	(269,576)	-	(150,098)
-	(1,765,034)	-	(1,114,918)	-	(121,545)
-	(10,510,073)	-	(9,738,356)	-	(1,553,728)
-	(14,971,828)	-	(13,639,579)	-	(2,639,839)

-	(28,209,299)	-	(24,762,429)	-	(4,465,210)

100,100	-	100,100	-	100,100	-
2,510,279	14,832,555	4,022,077	(2,825,087)	1,743,027	2,127,268
14,356,917	27,586,997	2,755,777	16,223,995	1,002,133	3,291,972
(6,996,853)	(3,185,845)	4,342,007	1,745,485	4,182,454	3,946,016
100,001	-	100,001	-	100,001	-
(3,051,904)	(125,038,985)	(11,650,652)	(77,751,683)	(3,090,218)	5,640,609
100,000	-	100,000	-	100,000	-

7,118,540	(85,805,278)	(230,690)	(62,607,290)	4,137,497	15,005,865

27,245,442	(63,320,132)	16,570,205	(26,138,800)	9,454,700	28,510,079

415,800,390	479,120,522	337,023,863	363,162,663	104,166,901	75,656,822

$443,045,832	$415,800,390	$353,594,068	$337,023,863	$113,621,601	$104,166,901

$(612,417)	$-	$(524,483)	$-	$(209,882)	$-

$-	$(37,946)	$-	$(28,502)	$-	$(6,178)

35

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART In Retirement Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(96,993)	$1,461,001
Net realized gain (loss) on investment transactions	2,981,814	5,766,515
Net change in unrealized appreciation (depreciation) on investments	919,114	(1,511,299)

Net increase (decrease) in net assets resulting from operations	3,803,935	5,716,217

Distributions to shareholders (Note 2):
From net investment income:
Service Class	-	(724,327)
Administrative Class	-	(420,977)
Class L**	-	(525,072)
Class A	-	(459,269)
Class R3	-	(2,112)

Total distributions from net investment income	-	(2,131,757)

From net realized gains:
Service Class	-	-
Administrative Class	-	-
Class L**	-	-
Class A	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class I*	100,100	-
Class R5*	100,100	-
Service Class	(5,039,275)	1,216,256
Administrative Class	18,704,038	2,935,887
Class L**	(19,982,035)	(10,129,021)
Class R4*	1,484,736	-
Class A	(172,755)	(5,181,559)
Class R3	2,455,199	(17,026)

Increase (decrease) in net assets from fund share transactions	(2,349,892)	(11,175,463)

Total increase (decrease) in net assets	1,454,043	(7,591,003)
Net assets
Beginning of period	84,316,732	91,907,735

End of period	$85,770,775	$84,316,732

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$1,859,407	$1,956,400

Distributions in excess of net investment income included in net assets at end of period	$-	$-

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART 2010 Fund		MassMutual RetireSMART 2015 Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$(111,478)	$1,856,928	$(31,533)	$348,983
5,528,561	7,972,328	481,087	1,367,325
(275,778)	547,814	947,428	88,061

5,141,305	10,377,070	1,396,982	1,804,369

-	(1,509,627)	-	(285,305)
-	(234,634)	-	(6,926)
-	(217,057)	-	(93,587)
-	(484,962)	-	(151,477)
-	(16,040)	-	-

-	(2,462,320)	-	(537,295)

-	-	-	(471,732)
-	-	-	(11,236)
-	-	-	(153,103)
-	-	-	(240,138)

-	-	-	(876,209)

100,100	-	100,100	-
100,100	-	100,100	-
(22,012,618)	292,785	1,230,720	4,370,904
10,136,317	1,221,376	4,822,724	132,345
(10,487,566)	(2,106,030)	(3,534,346)	3,156,300
1,911,497	-	10,940,503	-
1,082,308	(5,102,147)	2,374,342	4,842,499
4,965,602	(319,035)	9,193,744 *	-

(14,204,260)	(6,013,051)	25,227,887	12,502,048

(9,062,955)	1,901,699	26,624,869	12,892,913

107,580,602	105,678,903	20,362,042	7,469,129

$98,517,647	$107,580,602	$46,986,911	$20,362,042

$2,563,481	$2,674,959	$(32,298)	$-

$-	$-	$-	$(765)

37

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2020 Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(468,833)	$6,771,133
Net realized gain (loss) on investment transactions	36,533,048	40,411,063
Net change in unrealized appreciation (depreciation) on investments	(11,762,294)	21,612,146

Net increase (decrease) in net assets resulting from operations	24,301,921	68,794,342

Distributions to shareholders (Note 2):
From net investment income:
Service Class	-	(4,059,425)
Administrative Class	-	(684,063)
Class L**	-	(1,415,977)
Class A	-	(1,384,527)
Class R3	-	(30,442)

Total distributions from net investment income	-	(7,574,434)

From net realized gains:
Service Class	-	-
Administrative Class	-	-
Class L**	-	-
Class A	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class I*	100,100	-
Class R5*	100,100	-
Service Class	(39,410,057)	24,107,105
Administrative Class	90,072,025	10,330,971
Class L**	(89,483,969)	(18,586,638)
Class R4*	12,837,701	-
Class A	2,574,829	(10,450,270)
Class R3	36,559,956	(685,538)

Increase (decrease) in net assets from fund share transactions	13,350,685	4,715,630

Total increase (decrease) in net assets	37,652,606	65,935,538
Net assets
Beginning of period	458,586,323	392,650,785

End of period	$496,238,929	$458,586,323

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$11,099,178	$11,568,011

Distributions in excess of net investment income included in net assets at end of period	$-	$-

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART 2025 Fund		MassMutual RetireSMART 2030 Fund		MassMutual RetireSMART 2035 Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$(35,900)	$392,183	$(420,190)	$5,456,820	$(36,735)	$284,232
959,257	1,870,976	37,562,162	38,766,982	1,103,507	1,365,385
1,373,143	443,943	(13,872,160)	29,631,179	764,457	802,422

2,296,500	2,707,102	23,269,812	73,854,981	1,831,229	2,452,039

-	(310,650)	-	(4,421,015)	-	(241,928)
-	(17,483)	-	(891,269)	-	(30,212)
-	(190,179)	-	(1,207,014)	-	(118,249)
-	(174,655)	-	(1,074,884)	-	(148,649)
-	-	-	(29,910)	-	-

-	(692,967)	-	(7,624,092)	-	(539,038)

-	(396,941)	-	-	-	(218,997)
-	(22,830)	-	-	-	(28,974)
-	(254,251)	-	-	-	(113,956)
-	(227,566)	-	-	-	(136,859)

-	(901,588)	-	-	-	(498,786)

100,100	-	100,100	-	100,100	-
100,100	-	100,100	-	100,100	-
3,591,475	9,032,587	(13,574,487)	22,293,097	4,612,639	6,896,333
15,771,758	544,289	71,857,962	10,868,198	7,692,918	889,940
(7,277,306)	5,509,593	(73,642,028)	(13,307,297)	(4,821,324)	3,464,149
11,256,328	-	14,527,631	-	6,083,926	-
4,036,922	5,027,993	2,842,019	(6,615,738)	2,489,696	4,582,317
13,474,810 *	-	45,210,652	(127,870)	11,583,323 *	-

41,054,187	20,114,462	47,421,949	13,110,390	27,841,378	15,832,739

43,350,687	21,227,009	70,691,761	79,341,279	29,672,607	17,246,954

26,594,479	5,367,470	411,580,026	332,238,747	21,878,427	4,631,473

$69,945,166	$26,594,479	$482,271,787	$411,580,026	$51,551,034	$21,878,427

$(36,642)	$-	$7,860,534	$8,280,724	$(37,346)	$-

$-	$(742)	$-	$-	$-	$(611)

39

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2040 Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(305,431)	$3,210,199
Net realized gain (loss) on investment transactions	24,280,319	25,684,381
Net change in unrealized appreciation (depreciation) on investments	(9,201,188)	21,499,837

Net increase (decrease) in net assets resulting from operations	14,773,700	50,394,417

Distributions to shareholders (Note 2):
From net investment income:
Service Class	-	(3,258,254)
Administrative Class	-	(590,161)
Class L**	-	(894,616)
Class A	-	(789,308)
Class R3	-	(38,966)

Total distributions from net investment income	-	(5,571,305)

From net realized gains:
Service Class	-	-
Administrative Class	-	-
Class L**	-	-
Class A	-	-
Class R3	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class I*	100,100	-
Class R5*	100,100	-
Service Class	(6,442,865)	7,566,006
Administrative Class	48,821,121	9,759,515
Class L**	(49,444,833)	(3,817,810)
Class R4*	10,145,868	-
Class A	1,741,034	(6,748,893)
Class R3	10,595,048	126,388

Increase (decrease) in net assets from fund share transactions	15,615,573	6,885,206

Total increase (decrease) in net assets	30,389,273	51,708,318
Net assets
Beginning of period	267,408,130	215,699,812

End of period	$297,797,403	$267,408,130

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$3,789,177	$4,094,608

Distributions in excess of net investment income included in net assets at end of period	$-	$-

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.
+	Fund commenced operations on September 17, 2013.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART 2045 Fund		MassMutual RetireSMART 2050 Fund		MassMutual RetireSMART 2055 Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Period Ended December 31, 2013+

$(20,434)	$121,099	$(99,431)	$900,464	$(1,498)	$11,831
638,973	763,705	7,031,525	7,467,989	23,081	50,966
331,260	570,954	(1,967,765)	5,917,052	64,185	12,935

949,799	1,455,758	4,964,329	14,285,505	85,768	75,732

-	(130,030)	-	(1,180,194)	-	(17,292)
-	(7,490)	-	(228,171)	-	(2,495)
-	(32,933)	-	(208,059)	-	(2,471)
-	(78,929)	-	(196,314)	-	(2,390)
-	-	-	(43,970)	-	-

-	(249,382)	-	(1,856,708)	-	(24,648)

-	(160,387)	-	(2,599,507)	-	(402)
-	(9,485)	-	(499,923)	-	(58)
-	(43,332)	-	(409,502)	-	(57)
-	(102,348)	-	(578,561)	-	(58)
-	-	-	(130,988)	-	-

-	(315,552)	-	(4,218,481)	-	(575)

100,100	-	100,100	-	100,100	-
100,100	-	100,100	-	100,100	-
4,809,732	3,612,942	(4,040,012)	14,976,696	98,460	717,794
2,630,277	166,436	11,896,972	4,841,218	184,924	102,653
(1,439,247)	914,201	(8,827,755)	5,712,491	(107,383)	102,928
3,024,368	-	6,165,783	-	141,748	-
1,354,871	2,554,206	2,100,792	(324,626)	101,965	102,548
5,269,991 *	-	4,609,122	438,980	409,265 *	-

15,850,192	7,247,785	12,105,102	25,644,759	1,029,179	1,025,923

16,799,991	8,138,609	17,069,431	33,855,075	1,114,947	1,076,432

10,857,908	2,719,299	80,732,223	46,877,148	1,076,432	-

$27,657,899	$10,857,908	$97,801,654	$80,732,223	$2,191,379	$1,076,432

$-	$20	$(105,949)	$-	$(1,464)	$34

$(20,414)	$-	$-	$(6,518)	$-	$-

41

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$10.19	$0.00 [d]	$0.29	$0.29	$-	$-	$-	$10.48	2.85%	[b]	$103	0.07%	[a]	0.02%	[a]	0.17%	[a]
Class R5
06/30/14[r]	$10.03	$0.00 [d]	$0.45	$0.45	$-	$-	$-	$10.48	4.49%	[b]	$3,779	0.16%	[a]	0.14%	[a]	0.04%	[a]
12/31/13	10.14	0.34	0.29	0.63	(0.29)	(0.45)	(0.74)	10.03	6.29%		3,073	0.15%		N/A		3.23%
12/31/12	9.70	0.25	0.63	0.88	(0.27)	(0.17)	(0.44)	10.14	9.14%		2,774	0.13%		N/A		2.46%
12/31/11[g]	10.00	0.24	(0.21)	0.03	(0.31)	(0.02)	(0.33)	9.70	0.33%	[b]	100	0.14%	[a]	N/A		4.44%	[a]
Service Class
06/30/14[r]	$10.03	$(0.00)[d]	$0.44	$0.44	$-	$-	$-	$10.47	4.39%	[b]	$15,813	0.24%	[a]	0.21%	[a]	(0.03%	)[a]
12/31/13	10.14	0.49	0.14	0.63	(0.29)	(0.45)	(0.74)	10.03	6.29%		12,812	0.19%		N/A		4.64%
12/31/12	9.69	0.23	0.66	0.89	(0.27)	(0.17)	(0.44)	10.14	9.21%		3,110	0.17%		N/A		2.29%
12/31/11[g]	10.00	1.42	(1.40)	0.02	(0.31)	(0.02)	(0.33)	9.69	0.24%	[b]	2,684	0.18%	[a]	N/A		26.89%	[a]
Administrative Class
06/30/14[r]	$10.04	$(0.01)	$0.44	$0.43	$-	$-	$-	$10.47	4.28%	[b]	$62,994	0.32%	[a]	0.30%	[a]	(0.12%	)[a]
12/31/13	10.14	0.18	0.44	0.62	(0.27)	(0.45)	(0.72)	10.04	6.22%		61,817	0.27%		N/A		1.78%
12/31/12	9.70	0.21	0.66	0.87	(0.26)	(0.17)	(0.43)	10.14	9.01%		73,765	0.25%		N/A		2.10%
12/31/11[g]	10.00	0.23	(0.21)	0.02	(0.30)	(0.02)	(0.32)	9.70	0.26%	[b]	97,539	0.26%	[a]	N/A		4.26%	[a]
Class R4
06/30/14[h,r]	$10.18	$(0.01)	$0.29	$0.28	$-	$-	$-	$10.46	2.75%	[b]	$103	0.52%	[a]	0.47%	[a]	(0.28%	)[a]
Class A
06/30/14[r]	$10.04	$(0.02)	$0.44	$0.42	$-	$-	$-	$10.46	4.18%	[b]	$136,729	0.57%	[a]	0.55%	[a]	(0.37%	)[a]
12/31/13	10.14	0.16	0.43	0.59	(0.24)	(0.45)	(0.69)	10.04	5.92%		131,939	0.52%		N/A		1.51%
12/31/12	9.70	0.18	0.67	0.85	(0.24)	(0.17)	(0.41)	10.14	8.73%		163,625	0.50%		N/A		1.75%
12/31/11[g]	10.00	0.22	(0.21)	0.01	(0.29)	(0.02)	(0.31)	9.70	0.14%	[b]	166,103	0.51%	[a]	N/A		4.17%	[a]
Class R3
06/30/14[h,r]	$10.18	$(0.01)	$0.29	$0.28	$-	$-	$-	$10.46	2.75%	[b]	$103	0.77%	[a]	0.72%	[a]	(0.53%	)[a]

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011
Portfolio turnover rate for all share classes	14%	37%	37%	20%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$10.76	$0.00 [d]	$0.37	$0.37	$-	$-	$-	$11.13	3.44%	[b]	$104	0.04%	[a]	0.04%	[a,k]	0.14%	[a]
Class R5
06/30/14[r]	$10.61	$0.00 [d]	$0.52	$0.52	$-	$-	$-	$11.13	4.90%	[b]	$20,835	0.15%	[a]	0.15%	[a,k]	0.00%	[a,e]
12/31/13	10.25	0.45	1.02	1.47	(0.32)	(0.79)	(1.11)	10.61	14.56%		17,345	0.17%		N/A		4.07%
12/31/12	9.51	0.33	0.86	1.19	(0.24)	(0.21)	(0.45)	10.25	12.48%		2,649	0.13%		N/A		3.22%
12/31/11[g]	10.00	0.20	(0.43)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.28%	)[b]	98	0.13%	[a]	N/A		3.82%	[a]
Service Class
06/30/14[r]	$10.62	$(0.00)[d]	$0.52	$0.52	$-	$-	$-	$11.14	4.90%	[b]	$48,238	0.23%	[a]	0.22%	[a]	(0.07%	)[a]
12/31/13	10.26	0.50	0.97	1.47	(0.32)	(0.79)	(1.11)	10.62	14.53%		31,677	0.21%		N/A		4.47%
12/31/12	9.51	0.21	0.98	1.19	(0.23)	(0.21)	(0.44)	10.26	12.53%		4,549	0.17%		N/A		2.10%
12/31/11[g]	10.00	0.83	(1.06)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.26%	)[b]	3,395	0.17%	[a]	N/A		16.08%	[a]
Administrative Class
06/30/14[r]	$10.63	$(0.01)	$0.52	$0.51	$-	$-	$-	$11.14	4.80%	[b]	$150,667	0.31%	[a]	0.31%	[a,k]	(0.16%	)[a]
12/31/13	10.26	0.18	1.28	1.46	(0.30)	(0.79)	(1.09)	10.63	14.44%		150,710	0.29%		N/A		1.66%
12/31/12	9.51	0.18	1.00	1.18	(0.22)	(0.21)	(0.43)	10.26	12.43%		147,873	0.25%		N/A		1.81%
12/31/11[g]	10.00	0.18	(0.42)	(0.24)	(0.24)	(0.01)	(0.25)	9.51	(2.35%	)[b]	144,705	0.25%	[a]	N/A		3.53%	[a]
Class R4
06/30/14[h,r]	$10.79	$(0.01)	$0.37	$0.36	$-	$-	$-	$11.15	3.34%	[b]	$103	0.49%	[a]	0.49%	[a,k]	(0.32%	)[a]
Class A
06/30/14[r]	$10.65	$(0.02)	$0.52	$0.50	$-	$-	$-	$11.15	4.69%	[b]	$222,996	0.56%	[a]	0.56%	[a,k]	(0.41%	)[a]
12/31/13	10.26	0.11	1.33	1.44	(0.26)	(0.79)	(1.05)	10.65	14.21%		216,068	0.53%		N/A		0.99%
12/31/12	9.51	0.14	1.01	1.15	(0.19)	(0.21)	(0.40)	10.26	12.13%		324,049	0.50%		N/A		1.42%
12/31/11[g]	10.00	0.18	(0.43)	(0.25)	(0.23)	(0.01)	(0.24)	9.51	(2.47%	)[b]	366,492	0.50%	[a]	N/A		3.41%	[a]
Class R3
06/30/14[h,r]	$10.79	$(0.02)	$0.37	$0.35	$-	$-	$-	$11.14	3.24%	[b]	$103	0.74%	[a]	0.74%	[a,k]	(0.56%	)[a]

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011
Portfolio turnover rate for all share classes	12%	37%	39%	19	%[b],q

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 21% including securities received from subscriptions in-kind.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

43

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$11.45	$0.00 [d]	$0.44	$0.44	$-	$-	$-	$11.89	3.84%	[b]	$104	0.05%	[a]	0.04%	[a]	0.14%	[a]
Class R5
06/30/14[r]	$11.31	$0.00 [d]	$0.58	$0.58	$-	$-	$-	$11.89	5.13%	[b]	$9,128	0.17%	[a]	0.16%	[a]	0.00%	[a,e]
12/31/13	10.33	0.21	2.01	2.22	(0.33)	(0.91)	(1.24)	11.31	21.91%		4,663	0.19%		N/A		1.88%
12/31/12	9.36	0.21	1.21	1.42	(0.19)	(0.26)	(0.45)	10.33	15.21%		7,085	0.14%		N/A		2.10%
12/31/11[g]	10.00	0.16	(0.62)	(0.46)	(0.18)	-	(0.18)	9.36	(4.55%	)[b]	96	0.14%	[a]	N/A		3.14%	[a]
Service Class
06/30/14[r]	$11.31	$(0.00)[d]	$0.58	$0.58	$-	$-	$-	$11.89	5.13%	[b]	$21,859	0.24%	[a]	0.24%	[a,k]	(0.08%	)[a]
12/31/13	10.33	0.44	1.79	2.23	(0.34)	(0.91)	(1.25)	11.31	21.93%		18,053	0.23%		N/A		3.78%
12/31/12	9.36	0.18	1.24	1.42	(0.19)	(0.26)	(0.45)	10.33	15.17%		1,816	0.18%		N/A		1.75%
12/31/11[g]	10.00	0.80	(1.25)	(0.45)	(0.19)	-	(0.19)	9.36	(4.53%	)[b]	1,847	0.18%	[a]	N/A		15.80%	[a]
Administrative Class
06/30/14[r]	$11.32	$(0.01)	$0.58	$0.57	$-	$-	$-	$11.89	5.04%	[b]	$141,892	0.33%	[a]	0.33%	[a,k]	(0.17%	)[a]
12/31/13	10.33	0.16	2.06	2.22	(0.32)	(0.91)	(1.23)	11.32	21.84%		130,738	0.31%		N/A		1.44%
12/31/12	9.36	0.16	1.25	1.41	(0.18)	(0.26)	(0.44)	10.33	15.07%		117,574	0.26%		N/A		1.61%
12/31/11[g]	10.00	0.15	(0.61)	(0.46)	(0.18)	-	(0.18)	9.36	(4.61%	)[b]	119,858	0.26%	[a]	N/A		2.96%	[a]
Class R4
06/30/14[h,r]	$11.47	$(0.01)	$0.44	$0.43	$-	$-	$-	$11.90	3.75%	[b]	$104	0.50%	[a]	0.49%	[a]	(0.31%	)[a]
Class A
06/30/14[r]	$11.34	$(0.02)	$0.58	$0.56	$-	$-	$-	$11.90	4.94%	[b]	$180,403	0.58%	[a]	0.58%	[a,k]	(0.42%	)[a]
12/31/13	10.34	0.10	2.09	2.19	(0.28)	(0.91)	(1.19)	11.34	21.49%		183,571	0.56%		N/A		0.86%
12/31/12	9.36	0.12	1.27	1.39	(0.15)	(0.26)	(0.41)	10.34	14.88%		236,688	0.51%		N/A		1.23%
12/31/11[g]	10.00	0.14	(0.61)	(0.47)	(0.17)	-	(0.17)	9.36	(4.75%	)[b]	251,598	0.51%	[a]	N/A		2.71%	[a]
Class R3
06/30/14[h,r]	$11.47	$(0.02)	$0.44	$0.42	$-	$-	$-	$11.89	3.66%	[b]	$104	0.75%	[a]	0.74%	[a]	(0.56%	)[a]

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011
Portfolio turnover rate for all share classes	13%	36%	49%	13%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

44

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$12.25	$0.00 [d]	$0.49	$0.49	$-	$-	$-	$12.74	4.00%	[b]	$104	0.13%	[a]	0.07%	[a]	0.02%	[a]
Class R5
06/30/14[r]	$12.12	$(0.01)	$0.63	$0.62	$-	$-	$-	$12.74	5.12%	[b]	$6,171	0.23%	[a]	0.18%	[a]	(0.09%	)[a]
12/31/13	10.35	0.24	2.41	2.65	(0.31)	(0.57)	(0.88)	12.12	25.93%		4,132	0.25%		0.19%		2.04%
12/31/12	9.28	0.30	1.21	1.51	(0.15)	(0.29)	(0.44)	10.35	16.42%		1,698	0.23%		0.15%		2.97%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.51%	)[b]	95	0.27%	[a]	0.13%	[a]	2.75%	[a]
Service Class
06/30/14[r]	$12.12	$(0.01)	$0.63	$0.62	$-	$-	$-	$12.74	5.12%	[b]	$4,771	0.31%	[a]	0.25%	[a]	(0.17%	)[a]
12/31/13	10.36	0.36	2.28	2.64	(0.31)	(0.57)	(0.88)	12.12	25.82%		3,545	0.29%		0.23%		3.01%
12/31/12	9.28	0.14	1.38	1.52	(0.15)	(0.29)	(0.44)	10.36	16.46%		110	0.26%		0.18%		1.37%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.53%	)[b]	95	0.31%	[a]	0.17%	[a]	2.70%	[a]
Administrative Class
06/30/14[r]	$12.13	$(0.02)	$0.63	$0.61	$-	$-	$-	$12.74	5.03%	[b]	$41,523	0.39%	[a]	0.34%	[a]	(0.26%	)[a]
12/31/13	10.36	0.14	2.49	2.63	(0.29)	(0.57)	(0.86)	12.13	25.73%		35,398	0.37%		0.31%		1.19%
12/31/12	9.28	0.13	1.38	1.51	(0.14)	(0.29)	(0.43)	10.36	16.38%		26,623	0.33%		0.26%		1.27%
12/31/11[g]	10.00	0.13	(0.69)	(0.56)	(0.14)	(0.02)	(0.16)	9.28	(5.58%	)[b]	22,366	0.39%	[a]	0.25%	[a]	2.57%	[a]
Class R4
06/30/14[h,r]	$12.24	$(0.01)	$0.49	$0.48	$-	$-	$-	$12.72	3.92%	[b]	$104	0.58%	[a]	0.52%	[a]	(0.43%	)[a]
Class A
06/30/14[r]	$12.12	$(0.03)	$0.63	$0.60	$-	$-	$-	$12.72	4.95%	[b]	$60,846	0.64%	[a]	0.59%	[a]	(0.51%	)[a]
12/31/13	10.35	0.11	2.50	2.61	(0.27)	(0.57)	(0.84)	12.12	25.48%		61,092	0.62%		0.56%		0.94%
12/31/12	9.28	0.11	1.37	1.48	(0.12)	(0.29)	(0.41)	10.35	16.01%		47,226	0.59%		0.51%		1.09%
12/31/11[g]	10.00	0.12	(0.69)	(0.57)	(0.13)	(0.02)	(0.15)	9.28	(5.70%	)[b]	39,019	0.64%	[a]	0.50%	[a]	2.36%	[a]
Class R3
06/30/14[h,r]	$12.24	$(0.02)	$0.49	$0.47	$-	$-	$-	$12.71	3.84%	[b]	$104	0.83%	[a]	0.77%	[a]	(0.68%	)[a]

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011
Portfolio turnover rate for all share classes	16%	36%	57%	14%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

45

MassMutual RetireSMART In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$11.03	$0.00 [d]	$0.34	$0.34	$-	$-	$11.37	3.08%[b]	$103	0.17%[a]	0.06%[a]	0.12%[a]
Class R5
06/30/14[h,r]	$11.03	$0.00 [d]	$0.34	$0.34	$-	$-	$11.37	3.08%[b]	$103	0.27%[a]	0.16%[a]	0.02%[a]
Service Class
06/30/14[r]	$10.88	$(0.00)[d]	$0.49	$0.49	$-	$-	$11.37	4.50%[b]	$22,627	0.31%[a]	0.26%[a]	(0.09%)[a]
12/31/13	10.45	0.20	0.52	0.72	(0.29)	(0.29)	10.88	6.93%	26,414	0.26%	0.25%	1.91%
12/31/12	9.84	0.26	0.67	0.93	(0.32)	(0.32)	10.45	9.64%	24,199	0.17%	0.17%[k]	2.55%
12/31/11	9.86	0.26	0.01	0.27	(0.29)	(0.29)	9.84	2.78%	15,610	0.15%	N/A	2.62%
12/31/10	9.22	0.18	0.73	0.91	(0.27)	(0.27)	9.86	10.04%	13,462	0.15%	N/A	1.92%
12/31/09	7.68	0.18	1.36	1.54	-	-	9.22	20.05%	14,963	0.15%	N/A	2.17%
Administrative Class
06/30/14[r]	$10.89	$(0.01)	$0.50	$0.49	$-	$-	$11.38	4.50%[b]	$37,436	0.42%[a]	0.35%[a]	(0.17%)[a]
12/31/13	10.47	0.22	0.48	0.70	(0.28)	(0.28)	10.89	6.83%	17,286	0.32%	0.32%[k]	2.06%
12/31/12	9.85	0.17	0.76	0.93	(0.31)	(0.31)	10.47	9.53%	13,720	0.23%	0.23%[k]	1.63%
12/31/11	9.88	0.25	0.01	0.26	(0.29)	(0.29)	9.85	2.66%	20,601	0.20%	N/A	2.47%
12/31/10	9.23	0.24	0.67	0.91	(0.26)	(0.26)	9.88	10.09%	19,112	0.17%	N/A	2.51%
12/31/09	7.68	0.16	1.39	1.55	-	-	9.23	20.18%	18,370	0.17%	N/A	1.98%
Class R4
06/30/14[h,r]	$10.96	$(0.00)[d]	$0.32	$0.32	$-	$-	$11.28	2.92%[b]	$1,499	0.62%[a]	0.51%[a]	(0.12%)[a]
Class A
06/30/14[r]	$10.81	$(0.03)	$0.50	$0.47	$-	$-	$11.28	4.35%[b]	$21,410	0.69%[a]	0.64%[a]	(0.47%)[a]
12/31/13	10.38	0.15	0.52	0.67	(0.24)	(0.24)	10.81	6.52%	20,693	0.67%	0.67%[k]	1.44%
12/31/12	9.76	0.17	0.71	0.88	(0.26)	(0.26)	10.38	9.13%	24,982	0.58%	0.58%[k]	1.65%
12/31/11	9.79	0.17	0.05	0.22	(0.25)	(0.25)	9.76	2.27%	28,693	0.55%	N/A	1.68%
12/31/10	9.15	0.19	0.68	0.87	(0.23)	(0.23)	9.79	9.67%	35,125	0.52%	N/A	1.99%
12/31/09	7.65	0.16	1.34	1.50	-	-	9.15	19.61%	34,104	0.52%	N/A	1.94%
Class R3
06/30/14[r]	$10.79	$(0.03)	$0.49	$0.46	$-	$-	$11.25	4.26%[b]	$2,592	0.89%[a]	0.80%[a]	(0.45%)[a]
12/31/13	10.37	0.12	0.51	0.63	(0.21)	(0.21)	10.79	6.13%	111	0.97%	0.97%[k]	1.10%
12/31/12	9.76	0.15	0.71	0.86	(0.25)	(0.25)	10.37	8.89%	124	0.88%	0.88%[k]	1.45%
12/31/11	9.80	0.17	0.02	0.19	(0.23)	(0.23)	9.76	1.95%	112	0.85%	N/A	1.68%
12/31/10	9.16	0.16	0.69	0.85	(0.21)	(0.21)	9.80	9.40%	104	0.82%	N/A	1.66%
12/31/09	7.68	0.16	1.32	1.48	-	-	9.16	19.27%	105	0.82%	N/A	1.98%

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	20%	41%	40%	111%	32%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$11.80	$0.00 [d]	$0.39	$0.39	$-	$-	$12.19	3.31%[b]	$103	0.13%[a]	0.04%[a]	0.14%[a]
Class R5
06/30/14[h,r]	$11.80	$0.00 [d]	$0.38	$0.38	$-	$-	$12.18	3.22%[b]	$103	0.23%[a]	0.14%[a]	0.04%[a]
Service Class
06/30/14[r]	$11.63	$(0.01)	$0.56	$0.55	$-	$-	$12.18	4.73%[b]	$43,626	0.29%[a]	0.25%[a]	(0.09%)[a]
12/31/13	10.80	0.22	0.89	1.11	(0.28)	(0.28)	11.63	10.46%	62,732	0.26%	0.25%	1.91%
12/31/12	9.96	0.27	0.84	1.11	(0.27)	(0.27)	10.80	11.19%	57,999	0.16%	0.16%[k]	2.54%
12/31/11	10.11	0.21	(0.12)	0.09	(0.24)	(0.24)	9.96	0.98%	34,639	0.14%	N/A	2.08%
12/31/10	9.26	0.14	0.94	1.08	(0.23)	(0.23)	10.11	11.95%	33,281	0.14%	N/A	1.52%
12/31/09	7.40	0.17	1.69	1.86	-	-	9.26	25.14%	43,844	0.14%	N/A	2.07%
Administrative Class
06/30/14[r]	$11.64	$(0.01)	$0.55	$0.54	$-	$-	$12.18	4.73%[b]	$21,850	0.40%[a]	0.34%[a]	(0.17%)[a]
12/31/13	10.80	0.22	0.88	1.10	(0.26)	(0.26)	11.64	10.36%	10,809	0.35%	0.34%	1.92%
12/31/12	9.94	0.10	1.00	1.10	(0.24)	(0.24)	10.80	11.10%	8,852	0.24%	0.24%[k]	0.92%
12/31/11	10.10	0.21	(0.13)	0.08	(0.24)	(0.24)	9.94	0.84%	26,949	0.22%	N/A	2.09%
12/31/10	9.25	0.20	0.88	1.08	(0.23)	(0.23)	10.10	11.89%	27,844	0.19%	N/A	2.14%
12/31/09	7.39	0.13	1.73	1.86	-	-	9.25	25.17%	27,126	0.19%	N/A	1.69%
Class R4
06/30/14[h,r]	$11.70	$(0.01)	$0.38	$0.37	$-	$-	$12.07	3.16%[b]	$1,930	0.58%[a]	0.49%[a]	(0.20%)[a]
Class A
06/30/14[r]	$11.55	$(0.03)	$0.55	$0.52	$-	$-	$12.07	4.50%[b]	$24,776	0.69%[a]	0.64%[a]	(0.48%)[a]
12/31/13	10.72	0.15	0.91	1.06	(0.23)	(0.23)	11.55	9.99%	22,595	0.70%	0.69%	1.31%
12/31/12	9.88	0.16	0.89	1.05	(0.21)	(0.21)	10.72	10.74%	25,903	0.60%	0.60%[k]	1.53%
12/31/11	10.02	0.16	(0.10)	0.06	(0.20)	(0.20)	9.88	0.61%	26,892	0.57%	N/A	1.55%
12/31/10	9.18	0.15	0.88	1.03	(0.19)	(0.19)	10.02	11.45%	32,254	0.54%	N/A	1.57%
12/31/09	7.37	0.12	1.69	1.81	-	-	9.18	24.56%	35,657	0.54%	N/A	1.55%
Class R3
06/30/14[r]	$11.47	$(0.03)	$0.54	$0.51	$-	$-	$11.98	4.45%[b]	$6,128	0.88%[a]	0.81%[a]	(0.60%)[a]
12/31/13	10.63	0.11	0.90	1.01	(0.17)	(0.17)	11.47	9.65%	1,045	1.00%	0.99%	1.00%
12/31/12	9.82	0.13	0.89	1.02	(0.21)	(0.21)	10.63	10.47%	1,275	0.90%	0.90%[k]	1.23%
12/31/11	10.02	0.21	(0.19)	0.02	(0.22)	(0.22)	9.82	0.25%	1,212	0.87%	N/A	2.07%
12/31/10	9.18	0.12	0.88	1.00	(0.16)	(0.16)	10.02	11.03%	513	0.84%	N/A	1.29%
12/31/09	7.38	0.10	1.70	1.80	-	-	9.18	24.39%	553	0.84%	N/A	1.29%

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	25%	47%	49%	108%	38%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

47

MassMutual RetireSMART 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$11.81	$0.00 [d]	$0.40	$0.40	$-	$-	$-	$12.21	3.39%	[b]	$104	0.43%	[a]	0.06%	[a]	0.11%	[a]
Class R5
06/30/14[h,r]	$11.81	$0.00 [d]	$0.40	$0.40	$-	$-	$-	$12.21	3.39%	[b]	$103	0.53%	[a]	0.16%	[a]	0.00%	[a,e]
Service Class
06/30/14[r]	$11.64	$(0.01)	$0.58	$0.57	$-	$-	$-	$12.21	4.90%	[b]	$12,468	0.57%	[a]	0.25%	[a]	(0.09%	)[a]
12/31/13	11.02	0.25	1.27	1.52	(0.34)	(0.56)	(0.90)	11.64	13.87%		10,699	0.70%		0.18%		2.08%
12/31/12	10.25	0.37	0.95	1.32	(0.24)	(0.31)	(0.55)	11.02	12.94%		5,926	1.70%		0.10%		3.36%
12/31/11	10.73	0.24	(0.27)	(0.03)	(0.17)	(0.28)	(0.45)	10.25	(0.31%	)	2,255	3.80%		0.10%		2.24%
12/31/10[g]	10.00	0.20	0.75	0.95	(0.21)	(0.01)	(0.22)	10.73	9.54%	[b]	767	4.82%	[a]	0.10%	[a]	2.60%	[a]
Administrative Class
06/30/14[r]	$11.64	$(0.01)	$0.57	$0.56	$-	$-	$-	$12.20	4.81%	[b]	$5,277	0.70%	[a]	0.35%	[a]	(0.16%	)[a]
12/31/13	11.02	0.29	1.22	1.51	(0.33)	(0.56)	(0.89)	11.64	13.84%		261	0.79%		0.24%		2.48%
12/31/12	10.25	0.17	1.15	1.32	(0.24)	(0.31)	(0.55)	11.02	12.86%		123	1.77%		0.15%		1.52%
12/31/11	10.73	0.27	(0.31)	(0.04)	(0.16)	(0.28)	(0.44)	10.25	(0.35%	)	323	3.87%		0.15%		2.50%
12/31/10[g]	10.00	0.19	0.76	0.95	(0.21)	(0.01)	(0.22)	10.73	9.52%	[b]	143	4.87%	[a]	0.15%	[a]	2.53%	[a]
Class R4
06/30/14[h,r]	$11.71	$(0.01)	$0.40	$0.39	$-	$-	$-	$12.10	3.33%	[b]	$11,044	0.88%	[a]	0.51%	[a]	(0.18%	)[a]
Class A
06/30/14[r]	$11.56	$(0.03)	$0.57	$0.54	$-	$-	$-	$12.10	4.67%	[b]	$8,658	0.97%	[a]	0.62%	[a]	(0.46%	)[a]
12/31/13	10.97	0.37	1.10	1.47	(0.32)	(0.56)	(0.88)	11.56	13.48%		5,884	1.14%		0.59%		3.17%
12/31/12	10.22	0.25	1.02	1.27	(0.21)	(0.31)	(0.52)	10.97	12.46%		1,066	2.14%		0.50%		2.24%
12/31/11	10.71	0.31	(0.38)	(0.07)	(0.14)	(0.28)	(0.42)	10.22	(0.67%	)	568	4.23%		0.50%		2.88%
12/31/10[g]	10.00	0.31	0.61	0.92	(0.20)	(0.01)	(0.21)	10.71	9.17%	[b]	302	5.22%	[a]	0.50%	[a]	4.01%	[a]
Class R3
06/30/14[h,r]	$11.71	$(0.01)	$0.39	$0.38	$-	$-	$-	$12.09	3.25%	[b]	$9,334	1.13%	[a]	0.76%	[a]	(0.48%	)[a]

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010
Portfolio turnover rate for all share classes	17%	67%	82%	82%	12%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$12.33	$0.00 [d]	$0.45	$0.45	$-	$-	$12.78	3.65%[b]	$104	0.04%[a]	0.04%[a,k]	0.14%[a]
Class R5
06/30/14[h,r]	$12.33	$0.00 [d]	$0.44	$0.44	$-	$-	$12.77	3.57%[b]	$104	0.14%[a]	0.14%[a,k]	0.04%[a]
Service Class
06/30/14[r]	$12.16	$(0.00)[d]	$0.61	$0.61	$-	$-	$12.77	5.02%[b]	$204,351	0.23%[a]	0.23%[a,k]	(0.07%)[a]
12/31/13	10.55	0.21	1.62	1.83	(0.22)	(0.22)	12.16	17.50%	231,681	0.23%	0.23%[k]	1.80%
12/31/12	9.43	0.23	1.10	1.33	(0.21)	(0.21)	10.55	14.14%	178,323	0.13%	0.12%	2.23%
12/31/11	9.79	0.19	(0.37)	(0.18)	(0.18)	(0.18)	9.43	(1.78%)	114,389	0.11%	N/A	1.96%
12/31/10	8.74	0.14	1.07	1.21	(0.16)	(0.16)	9.79	14.18%	104,532	0.11%	N/A	1.56%
12/31/09	6.68	0.11	1.95	2.06	-	-	8.74	30.84%	100,371	0.11%	N/A	1.49%
Administrative Class
06/30/14[r]	$12.17	$(0.01)	$0.60	$0.59	$-	$-	$12.76	4.85%[b]	$139,222	0.33%[a]	0.33%[a,k]	(0.16%)[a]
12/31/13	10.55	0.22	1.60	1.82	(0.20)	(0.20)	12.17	17.47%	42,621	0.32%	0.32%[k]	1.89%
12/31/12	9.41	0.11	1.21	1.32	(0.18)	(0.18)	10.55	14.09%	27,380	0.21%	0.20%	1.05%
12/31/11	9.77	0.17	(0.35)	(0.18)	(0.18)	(0.18)	9.41	(1.83%)	60,388	0.18%	N/A	1.76%
12/31/10	8.73	0.15	1.05	1.20	(0.16)	(0.16)	9.77	14.01%	67,560	0.16%	N/A	1.72%
12/31/09	6.67	0.09	1.97	2.06	-	-	8.73	30.88%	63,845	0.16%	N/A	1.18%
Class R4
06/30/14[h,r]	$12.20	$(0.00)[d]	$0.43	$0.43	$-	$-	$12.63	3.52%[b]	$13,012	0.49%[a]	0.49%[a,k]	(0.15%)[a]
Class A
06/30/14[r]	$12.05	$(0.03)	$0.60	$0.57	$-	$-	$12.62	4.73%[b]	$99,225	0.63%[a]	0.63%[a,k]	(0.47%)[a]
12/31/13	10.45	0.13	1.64	1.77	(0.17)	(0.17)	12.05	17.08%	92,034	0.67%	0.67%[k]	1.17%
12/31/12	9.34	0.14	1.13	1.27	(0.16)	(0.16)	10.45	13.66%	89,321	0.56%	0.56%[k]	1.42%
12/31/11	9.70	0.14	(0.36)	(0.22)	(0.14)	(0.14)	9.34	(2.22%)	86,264	0.53%	N/A	1.43%
12/31/10	8.67	0.11	1.05	1.16	(0.13)	(0.13)	9.70	13.61%	94,230	0.51%	N/A	1.25%
12/31/09	6.65	0.07	1.95	2.02	-	-	8.67	30.38%	94,170	0.51%	N/A	0.96%
Class R3
06/30/14[r]	$11.90	$(0.03)	$0.59	$0.56	$-	$-	$12.46	4.71%[b]	$40,222	0.78%[a]	0.78%[a,k]	(0.51%)[a]
12/31/13	10.32	0.09	1.62	1.71	(0.13)	(0.13)	11.90	16.66%	2,938	0.97%	0.97%[k]	0.83%
12/31/12	9.26	0.13	1.10	1.23	(0.17)	(0.17)	10.32	13.31%	3,188	0.86%	0.86%[k]	1.29%
12/31/11	9.67	0.26	(0.50)	(0.24)	(0.17)	(0.17)	9.26	(2.45%)	2,584	0.84%	N/A	2.76%
12/31/10	8.64	0.08	1.05	1.13	(0.10)	(0.10)	9.67	13.31%	586	0.81%	N/A	0.94%
12/31/09	6.65	0.04	1.95	1.99	-	-	8.64	29.92%	554	0.82%	N/A	0.57%

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	21%	45%	54%	80%	32%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

49

MassMutual RetireSMART 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$12.52	$0.01	$0.46	$0.47	$-	$-	$-	$12.99	3.75%	[b]	$104	0.29%	[a]	0.01%	[a]	0.18%	[a]
Class R5
06/30/14[h,r]	$12.52	$0.00 [d]	$0.47	$0.47	$-	$-	$-	$12.99	3.75%	[b]	$104	0.39%	[a]	0.11%	[a]	0.08%	[a]
Service Class
06/30/14[r]	$12.36	$(0.00)[d]	$0.62	$0.62	$-	$-	$-	$12.98	5.02%	[b]	$16,019	0.46%	[a]	0.22%	[a]	(0.05%	)[a]
12/31/13	10.96	0.32	1.90	2.22	(0.36)	(0.46)	(0.82)	12.36	20.38%		11,732	0.68%		0.20%		2.60%
12/31/12	9.97	0.27	1.22	1.49	(0.21)	(0.29)	(0.50)	10.96	15.02%		2,165	2.05%		0.10%		2.47%
12/31/11	10.85	0.22	(0.53)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.79%	)	885	4.29%		0.10%		2.02%
12/31/10[g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.25%	[b]	772	5.04%	[a]	0.10%	[a]	2.13%	[a]
Administrative Class
06/30/14[r]	$12.36	$(0.01)	$0.63	$0.62	$-	$-	$-	$12.98	5.02%	[b]	$17,203	0.57%	[a]	0.31%	[a]	(0.10%	)[a]
12/31/13	10.96	0.31	1.90	2.21	(0.35)	(0.46)	(0.81)	12.36	20.33%		778	0.77%		0.25%		2.50%
12/31/12	9.97	0.23	1.26	1.49	(0.21)	(0.29)	(0.50)	10.96	14.97%		198	2.13%		0.15%		2.08%
12/31/11	10.85	0.20	(0.51)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.84%	)	125	4.36%		0.15%		1.86%
12/31/10[g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.21%	[b]	110	5.09%	[a]	0.15%	[a]	2.09%	[a]
Class R4
06/30/14[h,r]	$12.43	$(0.00)[d]	$0.45	$0.45	$-	$-	$-	$12.88	3.62%	[b]	$11,355	0.74%	[a]	0.46%	[a]	(0.00%	)[a,e]
Class A
06/30/14[r]	$12.28	$(0.03)	$0.63	$0.60	$-	$-	$-	$12.88	4.89%	[b]	$11,459	0.85%	[a]	0.59%	[a]	(0.42%	)[a]
12/31/13	10.92	0.34	1.81	2.15	(0.33)	(0.46)	(0.79)	12.28	19.87%		6,827	1.12%		0.59%		2.81%
12/31/12	9.95	0.22	1.22	1.44	(0.18)	(0.29)	(0.47)	10.92	14.53%		1,604	2.49%		0.50%		2.04%
12/31/11	10.84	0.24	(0.59)	(0.35)	(0.18)	(0.36)	(0.54)	9.95	(3.16%	)	701	4.71%		0.50%		2.19%
12/31/10[g]	10.00	0.24	0.76	1.00	(0.16)	-	(0.16)	10.84	9.98%	[b]	249	5.44%	[a]	0.50%	[a]	3.10%	[a]
Class R3
06/30/14[h,r]	$12.43	$(0.01)	$0.46	$0.45	$-	$-	$-	$12.88	3.62%	[b]	$13,701	0.99%	[a]	0.71%	[a]	(0.36%	)[a]

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010
Portfolio turnover rate for all share classes	16%	55%	55%	66%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$12.80	$0.00 [d]	$0.49	$0.49	$-	$-	$13.29	3.83%[b]	$104	0.04%[a]	0.04%[a,k]	0.15%[a]
Class R5
06/30/14[h,r]	$12.80	$0.00 [d]	$0.49	$0.49	$-	$-	$13.29	3.83%[b]	$104	0.14%[a]	0.14%[a,k]	0.05%[a]
Service Class
06/30/14[r]	$12.64	$(0.00)[d]	$0.65	$0.65	$-	$-	$13.29	5.14%[b]	$208,123	0.24%[a]	0.23%[a]	(0.07%)[a]
12/31/13	10.61	0.19	2.11	2.30	(0.27)	(0.27)	12.64	21.84%	209,824	0.23%	0.23%[k]	1.61%
12/31/12	9.34	0.21	1.23	1.44	(0.17)	(0.17)	10.61	15.55%	155,213	0.13%	0.12%	2.05%
12/31/11	9.81	0.17	(0.50)	(0.33)	(0.14)	(0.14)	9.34	(3.32%)	96,501	0.11%	N/A	1.75%
12/31/10	8.67	0.12	1.15	1.27	(0.13)	(0.13)	9.81	14.95%	86,541	0.11%	N/A	1.34%
12/31/09	6.49	0.08	2.10	2.18	-	-	8.67	33.59%	75,977	0.12%	N/A	1.09%
Administrative Class
06/30/14[r]	$12.64	$(0.01)	$0.65	$0.64	$-	$-	$13.28	5.06%[b]	$124,641	0.33%[a]	0.33%[a,k]	(0.16%)[a]
12/31/13	10.60	0.20	2.09	2.29	(0.25)	(0.25)	12.64	21.77%	46,490	0.32%	0.32%[k]	1.70%
12/31/12	9.32	0.11	1.32	1.43	(0.15)	(0.15)	10.60	15.44%	29,056	0.21%	0.21%[k]	1.10%
12/31/11	9.80	0.15	(0.49)	(0.34)	(0.14)	(0.14)	9.32	(3.47%)	52,742	0.18%	N/A	1.54%
12/31/10	8.65	0.12	1.16	1.28	(0.13)	(0.13)	9.80	15.03%	56,940	0.16%	N/A	1.40%
12/31/09	6.48	0.06	2.11	2.17	-	-	8.65	33.49%	54,828	0.17%	N/A	0.84%
Class R4
06/30/14[h,r]	$12.72	$(0.00)[d]	$0.47	$0.47	$-	$-	$13.19	3.69%[b]	$14,736	0.49%[a]	0.49%[a,k]	(0.14%)[a]
Class A
06/30/14[r]	$12.57	$(0.03)	$0.65	$0.62	$-	$-	$13.19	4.93%[b]	$84,748	0.63%[a]	0.63%[a,k]	(0.47%)[a]
12/31/13	10.51	0.12	2.10	2.22	(0.16)	(0.16)	12.57	21.31%	77,892	0.67%	0.67%[k]	1.06%
12/31/12	9.26	0.13	1.25	1.38	(0.13)	(0.13)	10.51	14.96%	71,053	0.56%	0.56%[k]	1.25%
12/31/11	9.72	0.12	(0.48)	(0.36)	(0.10)	(0.10)	9.26	(3.67%)	65,876	0.53%	N/A	1.19%
12/31/10	8.58	0.08	1.16	1.24	(0.10)	(0.10)	9.72	14.62%	73,960	0.51%	N/A	0.95%
12/31/09	6.46	0.04	2.08	2.12	-	-	8.58	32.82%	71,661	0.52%	N/A	0.50%
Class R3
06/30/14[r]	$12.45	$(0.03)	$0.63	$0.60	$-	$-	$13.05	4.82%[b]	$49,817	0.78%[a]	0.78%[a,k]	(0.50%)[a]
12/31/13	10.39	0.09	2.08	2.17	(0.11)	(0.11)	12.45	20.98%	3,573	0.97%	0.97%[k]	0.77%
12/31/12	9.19	0.10	1.24	1.34	(0.14)	(0.14)	10.39	14.64%	3,101	0.86%	0.86%[k]	0.98%
12/31/11	9.71	0.25	(0.64)	(0.39)	(0.13)	(0.13)	9.19	(3.95%)	2,793	0.84%	N/A	2.75%
12/31/10	8.58	0.06	1.14	1.20	(0.07)	(0.07)	9.71	14.18%	383	0.81%	N/A	0.65%
12/31/09	6.47	0.02	2.09	2.11	-	-	8.58	32.61%	387	0.82%	N/A	0.26%

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	20%	43%	55%	74%	29%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

51

MassMutual RetireSMART 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$12.89	$0.00 [d]	$0.50	$0.50	$-	$-	$-	$13.39	3.88%	[b]	$104	0.36%	[a]	0.05%	[a]	0.11%	[a]
Class R5
06/30/14[h,r]	$12.89	$0.00 [d]	$0.49	$0.49	$-	$-	$-	$13.38	3.80%	[b]	$104	0.46%	[a]	0.15%	[a]	0.02%	[a]
Service Class
06/30/14[r]	$12.83	$(0.01)	$0.66	$0.65	$-	$-	$-	$13.48	5.07%	[b]	$14,813	0.52%	[a]	0.24%	[a]	(0.09%	)[a]
12/31/13	11.00	0.30	2.20	2.50	(0.34)	(0.33)	(0.67)	12.83	22.88%		9,582	0.79%		0.20%		2.42%
12/31/12	9.96	0.26	1.29	1.55	(0.19)	(0.32)	(0.51)	11.00	15.64%		2,042	2.42%		0.10%		2.41%
12/31/11	10.89	0.20	(0.60)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.60%	)	936	4.17%		0.10%		1.81%
12/31/10[g]	10.00	0.14	0.91	1.05	(0.16)	-	(0.16)	10.89	10.46%	[b]	773	5.11%	[a]	0.10%	[a]	1.92%	[a]
Administrative Class
06/30/14[r]	$12.83	$(0.01)	$0.66	$0.65	$-	$-	$-	$13.48	5.07%	[b]	$9,325	0.64%	[a]	0.33%	[a]	(0.16%	)[a]
12/31/13	11.00	0.32	2.18	2.50	(0.34)	(0.33)	(0.67)	12.83	22.85%		1,215	0.88%		0.26%		2.53%
12/31/12	9.96	0.19	1.35	1.54	(0.18)	(0.32)	(0.50)	11.00	15.58%		245	2.51%		0.15%		1.79%
12/31/11	10.89	0.18	(0.58)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.65%	)	155	4.24%		0.15%		1.63%
12/31/10[g]	10.00	0.14	0.90	1.04	(0.15)	-	(0.15)	10.89	10.42%	[b]	111	5.16%	[a]	0.15%	[a]	1.87%	[a]
Class R4
06/30/14[h,r]	$12.89	$(0.00)[d]	$0.49	$0.49	$-	$-	$-	$13.38	3.80%	[b]	$6,161	0.81%	[a]	0.50%	[a]	(0.12%	)[a]
Class A
06/30/14[r]	$12.75	$(0.03)	$0.65	$0.62	$-	$-	$-	$13.37	4.86%	[b]	$9,230	0.92%	[a]	0.61%	[a]	(0.47%	)[a]
12/31/13	10.96	0.30	2.14	2.44	(0.32)	(0.33)	(0.65)	12.75	22.38%		6,248	1.23%		0.59%		2.44%
12/31/12	9.94	0.21	1.29	1.50	(0.16)	(0.32)	(0.48)	10.96	15.18%		1,335	2.86%		0.50%		1.97%
12/31/11	10.88	0.21	(0.65)	(0.44)	(0.16)	(0.34)	(0.50)	9.94	(3.96%	)	603	4.59%		0.50%		1.93%
12/31/10[g]	10.00	0.13	0.88	1.01	(0.13)	-	(0.13)	10.88	10.10%	[b]	146	5.51%	[a]	0.50%	[a]	1.78%	[a]
Class R3
06/30/14[h,r]	$12.89	$(0.01)	$0.48	$0.47	$-	$-	$-	$13.36	3.65%	[b]	$11,814	1.06%	[a]	0.75%	[a]	(0.44%	)[a]

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010
Portfolio turnover rate for all share classes	16%	36%	52%	63%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$12.96	$0.00 [d]	$0.50	$0.50	$-	$-	$13.46	3.86%[b]	$104	0.06%[a]	0.04%[a]	0.12%[a]
Class R5
06/30/14[h,r]	$12.96	$0.00 [d]	$0.50	$0.50	$-	$-	$13.46	3.86%[b]	$104	0.16%[a]	0.14%[a]	0.02%[a]
Service Class
06/30/14[r]	$12.81	$(0.01)	$0.65	$0.64	$-	$-	$13.45	5.00%[b]	$140,497	0.25%[a]	0.24%[a]	(0.10%)[a]
12/31/13	10.66	0.17	2.28	2.45	(0.30)	(0.30)	12.81	23.20%	139,155	0.24%	0.24%[k]	1.44%
12/31/12	9.35	0.19	1.27	1.46	(0.15)	(0.15)	10.66	15.69%	108,556	0.13%	0.13%[k]	1.91%
12/31/11	9.85	0.15	(0.53)	(0.38)	(0.12)	(0.12)	9.35	(3.79%)	66,537	0.11%	N/A	1.55%
12/31/10	8.65	0.11	1.20	1.31	(0.11)	(0.11)	9.85	15.40%	61,781	0.11%	N/A	1.25%
12/31/09	6.45	0.07	2.13	2.20	-	-	8.65	34.11%	50,292	0.12%	N/A	0.93%
Administrative Class
06/30/14[r]	$12.80	$(0.01)	$0.64	$0.63	$-	$-	$13.43	4.92%[b]	$80,812	0.35%[a]	0.33%[a]	(0.18%)[a]
12/31/13	10.65	0.20	2.24	2.44	(0.29)	(0.29)	12.80	23.07%	27,838	0.33%	0.33%[k]	1.67%
12/31/12	9.33	0.11	1.34	1.45	(0.13)	(0.13)	10.65	15.60%	14,301	0.21%	0.21%[k]	1.08%
12/31/11	9.84	0.14	(0.53)	(0.39)	(0.12)	(0.12)	9.33	(3.94%)	24,981	0.18%	N/A	1.44%
12/31/10	8.64	0.11	1.19	1.30	(0.10)	(0.10)	9.84	15.33%	25,886	0.16%	N/A	1.23%
12/31/09	6.45	0.04	2.15	2.19	-	-	8.64	33.95%	24,096	0.17%	N/A	0.56%
Class R4
06/30/14[h,r]	$12.85	$(0.01)	$0.49	$0.48	$-	$-	$13.33	3.74%[b]	$10,336	0.51%[a]	0.49%[a]	(0.22%)[a]
Class A
06/30/14[r]	$12.72	$(0.03)	$0.64	$0.61	$-	$-	$13.33	4.80%[b]	$51,440	0.64%[a]	0.63%[a]	(0.50%)[a]
12/31/13	10.55	0.11	2.26	2.37	(0.20)	(0.20)	12.72	22.60%	47,265	0.68%	0.68%[k]	0.91%
12/31/12	9.25	0.12	1.29	1.41	(0.11)	(0.11)	10.55	15.28%	45,264	0.57%	0.56%	1.17%
12/31/11	9.75	0.10	(0.52)	(0.42)	(0.08)	(0.08)	9.25	(4.24%)	40,995	0.53%	N/A	1.08%
12/31/10	8.57	0.07	1.19	1.26	(0.08)	(0.08)	9.75	14.86%	44,328	0.51%	N/A	0.80%
12/31/09	6.41	0.02	2.14	2.16	-	-	8.57	33.70%	40,898	0.52%	N/A	0.35%
Class R3
06/30/14[r]	$12.60	$(0.04)	$0.63	$0.59	$-	$-	$13.19	4.68%[b]	$14,505	0.83%[a]	0.82%[a]	(0.63%)[a]
12/31/13	10.44	0.09	2.21	2.30	(0.14)	(0.14)	12.60	22.20%	3,531	0.98%	0.98%[k]	0.74%
12/31/12	9.19	0.09	1.28	1.37	(0.12)	(0.12)	10.44	14.91%	2,816	0.87%	0.86%	0.91%
12/31/11	9.74	0.23	(0.66)	(0.43)	(0.12)	(0.12)	9.19	(4.41%)	2,502	0.85%	N/A	2.53%
12/31/10	8.57	0.05	1.18	1.23	(0.06)	(0.06)	9.74	14.52%	286	0.81%	N/A	0.55%
12/31/09	6.44	0.02	2.11	2.13	-	-	8.57	33.07%	257	0.82%	N/A	0.28%

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	19%	45%	55%	75%	32%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

53

MassMutual RetireSMART 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$12.98	$0.00 [d]	$0.51	$0.51	$-	$-	$-	$13.49	3.93%	[b]	$104	0.68%	[a]	0.02%	[a]	0.10%	[a]
Class R5
06/30/14[h,r]	$12.98	$0.00 [d]	$0.51	$0.51	$-	$-	$-	$13.49	3.93%	[b]	$104	0.78%	[a]	0.12%	[a]	0.00%	[a,e]
Service Class
06/30/14[r]	$12.83	$(0.01)	$0.66	$0.65	$-	$-	$-	$13.48	5.07%	[b]	$10,722	0.83%	[a]	0.22%	[a]	(0.12%	)[a]
12/31/13	10.85	0.24	2.48	2.72	(0.32)	(0.42)	(0.74)	12.83	25.33%		5,499	1.28%		0.19%		1.92%
12/31/12	9.86	0.21	1.41	1.62	(0.16)	(0.47)	(0.63)	10.85	16.48%		1,408	3.75%		0.10%		1.95%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.17)	(0.43)	(0.60)	9.86	(4.53%	)	750	5.19%		0.10%		1.39%
12/31/10[g]	10.00	0.13	0.96	1.09	(0.13)	-	(0.13)	10.96	10.94%	[b]	777	5.15%	[a]	0.10%	[a]	1.69%	[a]
Administrative Class
06/30/14[r]	$12.83	$(0.01)	$0.66	$0.65	$-	$-	$-	$13.48	5.07%	[b]	$3,102	0.95%	[a]	0.31%	[a]	(0.19%	)[a]
12/31/13	10.85	0.23	2.49	2.72	(0.32)	(0.42)	(0.74)	12.83	25.29%		322	1.37%		0.24%		1.86%
12/31/12	9.87	0.15	1.45	1.60	(0.15)	(0.47)	(0.62)	10.85	16.30%		127	3.84%		0.15%		1.40%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.16)	(0.43)	(0.59)	9.87	(4.48%	)	121	5.26%		0.15%		1.40%
12/31/10[g]	10.00	0.12	0.97	1.09	(0.13)	-	(0.13)	10.96	10.90%	[b]	111	5.20%	[a]	0.15%	[a]	1.64%	[a]
Class R4
06/30/14[h,r]	$12.98	$(0.01)	$0.40	$0.39	$-	$-	$-	$13.37	3.80%	[b]	$3,058	1.13%	[a]	0.47%	[a]	(0.16%	)[a]
Class A
06/30/14[r]	$12.75	$(0.03)	$0.66	$0.63	$-	$-	$-	$13.38	4.94%	[b]	$5,203	1.21%	[a]	0.60%	[a]	(0.50%	)[a]
12/31/13	10.81	0.22	2.44	2.66	(0.30)	(0.42)	(0.72)	12.75	24.79%		3,589	1.72%		0.59%		1.77%
12/31/12	9.84	0.18	1.39	1.57	(0.13)	(0.47)	(0.60)	10.81	16.02%		779	4.20%		0.50%		1.65%
12/31/11	10.95	0.19	(0.73)	(0.54)	(0.14)	(0.43)	(0.57)	9.84	(4.86%	)	331	5.61%		0.50%		1.78%
12/31/10[g]	10.00	0.11	0.95	1.06	(0.11)	-	(0.11)	10.95	10.58%	[b]	139	5.55%	[a]	0.50%	[a]	1.51%	[a]
Class R3
06/30/14[h,r]	$12.98	$(0.01)	$0.40	$0.39	$-	$-	$-	$13.37	3.80%	[b]	$5,365	1.38%	[a]	0.72%	[a]	(0.44%	)[a]

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010
Portfolio turnover rate for all share classes	12%	39%	68%	56%	8%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$9.90	$0.00 [d]	$0.40	$0.40	$-	$-	$-	$10.30	4.04%	[b]	$104	0.14%	[a]	0.02%	[a]	0.09%	[a]
Class R5
06/30/14[h,r]	$9.90	$(0.00)[d]	$0.39	$0.39	$-	$-	$-	$10.29	3.94%	[b]	$104	0.24%	[a]	0.12%	[a]	(0.01%	)[a]
Service Class
06/30/14[r]	$9.79	$(0.01)	$0.51	$0.50	$-	$-	$-	$10.29	5.11%	[b]	$48,842	0.31%	[a]	0.22%	[a]	(0.13%	)[a]
12/31/13	8.48	0.14	1.99	2.13	(0.25)	(0.57)	(0.82)	9.79	25.48%		49,996	0.32%		0.18%		1.49%
12/31/12	7.71	0.16	1.08	1.24	(0.13)	(0.34)	(0.47)	8.48	16.22%		29,840	0.26%		0.10%		1.87%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.47%	)	18,945	0.29%		0.10%		1.53%
12/31/10	7.69	0.10	1.12	1.22	(0.10)	(0.14)	(0.24)	8.67	15.86%		14,974	0.30%		0.10%		1.25%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	(0.09)	7.69	34.58%		11,442	0.57%		0.10%		0.84%
Administrative Class
06/30/14[r]	$9.80	$(0.01)	$0.50	$0.49	$-	$-	$-	$10.29	5.00%	[b]	$22,682	0.42%	[a]	0.31%	[a]	(0.20%	)[a]
12/31/13	8.49	0.16	1.97	2.13	(0.25)	(0.57)	(0.82)	9.80	25.42%		9,648	0.41%		0.24%		1.64%
12/31/12	7.71	0.08	1.17	1.25	(0.13)	(0.34)	(0.47)	8.49	16.27%		3,994	0.34%		0.15%		0.93%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.51%	)	6,670	0.36%		0.15%		1.53%
12/31/10	7.69	0.11	1.11	1.22	(0.10)	(0.14)	(0.24)	8.67	15.82%		4,816	0.35%		0.15%		1.35%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	(0.09)	7.69	34.53%		3,035	0.62%		0.15%		0.83%
Class R4
06/30/14[h,r]	$9.85	$(0.01)	$0.39	$0.38	$-	$-	$-	$10.23	3.96%	[b]	$6,324	0.59%	[a]	0.47%	[a]	(0.28%	)[a]
Class A
06/30/14[r]	$9.75	$(0.02)	$0.50	$0.48	$-	$-	$-	$10.23	4.92%	[b]	$12,418	0.71%	[a]	0.60%	[a]	(0.51%	)[a]
12/31/13	8.45	0.08	2.00	2.08	(0.21)	(0.57)	(0.78)	9.75	24.92%		9,721	0.76%		0.58%		0.80%
12/31/12	7.68	0.10	1.11	1.21	(0.10)	(0.34)	(0.44)	8.45	15.74%		8,644	0.70%		0.50%		1.23%
12/31/11	8.65	0.13	(0.55)	(0.42)	(0.11)	(0.44)	(0.55)	7.68	(4.75%	)	5,616	0.71%		0.50%		1.52%
12/31/10	7.69	0.08	1.09	1.17	(0.07)	(0.14)	(0.21)	8.65	15.27%		2,879	0.70%		0.50%		1.04%
12/31/09	5.77	0.03	1.95	1.98	(0.06)	-	(0.06)	7.69	34.39%		1,507	0.97%		0.50%		0.44%
Class R3
06/30/14[r]	$9.73	$(0.03)	$0.49	$0.46	$-	$-	$-	$10.19	4.73%	[b]	$7,327	0.91%	[a]	0.80%	[a]	(0.67%	)[a]
12/31/13	8.44	0.07	1.98	2.05	(0.19)	(0.57)	(0.76)	9.73	24.60%		2,487	1.06%		0.88%		0.71%
12/31/12	7.68	0.08	1.10	1.18	(0.08)	(0.34)	(0.42)	8.44	15.47%		1,767	1.00%		0.80%		0.93%
12/31/11	8.68	0.20	(0.66)	(0.46)	(0.10)	(0.44)	(0.54)	7.68	(5.23%	)	1,306	1.02%		0.80%		2.52%
12/31/10	7.71	0.04	1.11	1.15	(0.04)	(0.14)	(0.18)	8.68	14.97%		93	1.00%		0.80%		0.50%
12/31/09	5.80	0.01	1.94	1.95	(0.04)	-	(0.04)	7.71	33.68%		81	1.27%		0.80%		0.10%

	Six month ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	25%	45%	87%	80%	41%	51%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

55

MassMutual RetireSMART 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less Distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
06/30/14[h,r]	$10.62	$0.00 [d]	$0.42	$0.42	$-	$-	$-	$11.04	3.95%	[b]	$104	6.55%	[a]	0.00%	[a,e]	0.10%	[a]
Class R5
06/30/14[h,r]	$10.62	$0.00 [d]	$0.42	$0.42	$-	$-	$-	$11.04	3.95%	[b]	$104	6.65%	[a]	0.10%	[a]	0.00%	[a,e]
Service Class
06/30/14[r]	$10.50	$(0.01)	$0.55	$0.54	$-	$-	$-	$11.04	5.14%	[b]	$891	5.35%	[a]	0.21%	[a]	(0.12%	)[a]
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.56%	[b]	753	13.64%	[a]	0.23%	[a]	4.00%	[a]
Administrative Class
06/30/14[r]	$10.50	$(0.01)	$0.54	$0.53	$-	$-	$-	$11.03	5.05%	[b]	$306	5.91%	[a]	0.29%	[a]	(0.18%	)[a]
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.58%	[b]	108	13.74%	[a]	0.28%	[a]	3.95%	[a]
Class R4
06/30/14[h,r]	$10.61	$(0.01)	$0.42	$0.41	$-	$-	$-	$11.02	3.86%	[b]	$146	7.00%	[a]	0.45%	[a]	(0.33%	)[a]
Class A
06/30/14[r]	$10.50	$(0.03)	$0.55	$0.52	$-	$-	$-	$11.02	4.95%	[b]	$221	5.95%	[a]	0.58%	[a]	(0.49%	)[a]
12/31/13[g]	10.00	0.11	0.64	0.75	(0.24)	(0.01)	(0.25)	10.50	7.47%	[b]	108	14.09%	[a]	0.63%	[a]	3.60%	[a]
Class R3
06/30/14[h,r]	$10.61	$(0.01)	$0.42	$0.41	$-	$-	$-	$11.02	3.86%	[b]	$418	7.25%	[a]	0.70%	[a]	(0.52%	)[a]

	Six month ended June 30, 2014[b,r]	Year ended December 31, 2013
Portfolio turnover rate for all share classes	10%	4%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period September 17, 2013 (commencement of operations) through December 31, 2013.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

56

Notes to Financial Statements (Unaudited)

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 15 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“RetireSMART Growth Fund”)

MassMutual RetireSMARTSM In Retirement Fund (“RetireSMART In Retirement Fund”)

MassMutual RetireSMARTSM 2010 Fund (“RetireSMART 2010 Fund”)

MassMutual RetireSMARTSM 2015 Fund (“RetireSMART 2015 Fund”)

MassMutual RetireSMARTSM 2020 Fund (“RetireSMART 2020 Fund”)

MassMutual RetireSMARTSM 2025 Fund (“RetireSMART 2025 Fund”)

MassMutual RetireSMARTSM 2030 Fund (“RetireSMART 2030 Fund”)

MassMutual RetireSMARTSM 2035 Fund (“RetireSMART 2035 Fund”)

MassMutual RetireSMARTSM 2040 Fund (“RetireSMART 2040 Fund”)

MassMutual RetireSMARTSM 2045 Fund (“RetireSMART 2045 Fund”)

MassMutual RetireSMARTSM 2050 Fund (“RetireSMART 2050 Fund”)

MassMutual RetireSMARTSM 2055 Fund (“RetireSMART 2055 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

Effective April 1, 2014, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares for the RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, and RetireSMART Growth Fund. Effective April 1, 2014, Class S shares were renamed Service Class shares, and Class Y shares were renamed Administrative Class shares for the RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, RetireSMART 2050 Fund, and RetireSMART 2055 Fund. Effective April 1, 2014, Class N shares were renamed Class R3 shares for the RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2020 Fund, RetireSMART 2030 Fund, RetireSMART 2040 Fund, and RetireSMART 2050 Fund.

The Funds invest all of their investable assets in shares of various funds advised by MML Investment Advisers, LLC (“MML Advisers”) or its affiliates. The financial statements included herein are those of the Funds. The financial statements of the applicable MassMutual Select Funds (“Select”), MassMutual Premier Funds (“Premier”) (which are advised by MML Advisers), Babson Funds (which are advised by Babson Capital Management LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc., a majority-owned, indirect subsidiary of MassMutual) are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MML Advisers at 1-888-309-3539. The assets of each Fund are diversified and a shareholder’s interest is limited to the Select, Premier, Babson, or Oppenheimer Funds in which the shares are invested.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

57

Notes to Financial Statements (Unaudited) (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset values of its corresponding underlying funds. Shares of the underlying funds are valued at their closing net asset values as reported on each business day.

Certain underlying funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the underlying funds explain the valuation methods for the underlying funds, including the circumstances under which the underlying funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of June 30, 2014. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the period ended June 30, 2014. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if

58

Notes to Financial Statements (Unaudited) (Continued)

any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain underlying funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. MML Advisers does not receive advisory fees in return for these services. MassMutual served as the Funds’ investment adviser pursuant to the investment advisory agreements through March 31, 2014.

Prior to April 1, 2014, MassMutual received advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.05% on the first $500 million; and
0.00% on any excess over $500 million

59

Notes to Financial Statements (Unaudited) (Continued)

Administration Fees

Under an administrative and shareholder services agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
RetireSMART Conservative Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART Moderate Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART Moderate Growth Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART Growth Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART In Retirement Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2010 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2015 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2020 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2025 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2030 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2035 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2040 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2045 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2050 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%
RetireSMART 2055 Fund*	N/A	0.10%	0.15%	0.15%	0.20%	0.15%	0.20%

*	Prior to April 1, 2014, the administrative services fees per share class were as follows:

	Class R5	Service Class	Administrative Class	Class A	Class R3
RetireSMART Conservative Fund	0.0576%	0.0976%	0.1776%	0.1776%	N/A
RetireSMART Moderate Fund	0.0871%	0.1271%	0.2071%	0.2071%	N/A
RetireSMART Moderate Growth Fund	0.1087%	0.1487%	0.2287%	0.2287%	N/A
RetireSMART Growth Fund	0.1085%	0.1485%	0.2285%	0.2285%	N/A
RetireSMART In Retirement Fund	N/A	0.1130%	0.1789%	0.2789%	0.3289%
RetireSMART 2010 Fund	N/A	0.1268%	0.2168%	0.3168%	0.3668%
RetireSMART 2015 Fund	N/A	0.1427%	0.2327%	0.3327%	N/A
RetireSMART 2020 Fund	N/A	0.1500%	0.2400%	0.3400%	0.3900%
RetireSMART 2025 Fund	N/A	0.1469%	0.2369%	0.3369%	N/A
RetireSMART 2030 Fund	N/A	0.1537%	0.2437%	0.3437%	0.3937%
RetireSMART 2035 Fund	N/A	0.1476%	0.2376%	0.3376%	N/A
RetireSMART 2040 Fund	N/A	0.1496%	0.2396%	0.3396%	0.3896%
RetireSMART 2045 Fund	N/A	0.1548%	0.2448%	0.3448%	N/A
RetireSMART 2050 Fund	N/A	0.1446%	0.2346%	0.3346%	0.3846%
RetireSMART 2055 Fund	N/A	0.1500%	0.2500%	0.3500%	N/A

MassMutual served as the Funds’ administrator pursuant to an administrative and shareholder services agreement with each Fund through March 31, 2014.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such

60

Notes to Financial Statements (Unaudited) (Continued)

payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

Effective April 1, 2014, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
RetireSMART Conservative Fund*	0.02%	0.12%	0.22%	0.32%	0.47%	0.57%	0.72%
RetireSMART Moderate Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
RetireSMART Moderate Growth Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
RetireSMART Growth Fund*	0.07%	0.17%	0.27%	0.37%	0.52%	0.62%	0.77%
RetireSMART In Retirement Fund*	0.06%	0.16%	0.26%	0.36%	0.51%	0.61%	0.76%
RetireSMART 2010 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
RetireSMART 2015 Fund*	0.06%	0.16%	0.26%	0.36%	0.51%	0.61%	0.76%
RetireSMART 2020 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
RetireSMART 2025 Fund*	0.01%	0.11%	0.21%	0.31%	0.46%	0.56%	0.71%
RetireSMART 2030 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
RetireSMART 2035 Fund*	0.05%	0.15%	0.25%	0.35%	0.50%	0.60%	0.75%
RetireSMART 2040 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
RetireSMART 2045 Fund*	0.02%	0.12%	0.22%	0.32%	0.47%	0.57%	0.72%
RetireSMART 2050 Fund*	0.02%	0.12%	0.22%	0.32%	0.47%	0.57%	0.72%
RetireSMART 2055 Fund*	0.00%	0.10%	0.20%	0.30%	0.45%	0.55%	0.70%

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2015.

Prior to April 1, 2014, MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Service Class	Administrative Class	Class A	Class R3
RetireSMART 2015 Fund	0.23%	0.28%	0.63%	N/A
RetireSMART 2025 Fund	0.23%	0.28%	0.63%	N/A
RetireSMART 2035 Fund	0.23%	0.28%	0.63%	N/A
RetireSMART 2045 Fund	0.23%	0.28%	0.63%	N/A
RetireSMART 2050 Fund	0.23%	0.28%	0.63%	0.93%
RetireSMART 2055 Fund	0.23%	0.28%	0.63%	N/A

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

61

Notes to Financial Statements (Unaudited) (Continued)

Prior to April 1, 2014, MassMutual had agreed to bear the expenses of the RetireSMART Growth Fund (other than the advisory, Rule 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of Class R5, Service Class, Administrative Class, and Class A of the Fund in excess of 0.03%.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at June 30, 2014:

Total % Ownership by Related Party
RetireSMART Conservative Fund	91.5%
RetireSMART Moderate Fund	87.5%
RetireSMART Moderate Growth Fund	92.9%
RetireSMART Growth Fund	82.8%
RetireSMART In Retirement Fund	60.8%
RetireSMART 2010 Fund	70.7%
RetireSMART 2015 Fund	82.1%
RetireSMART 2020 Fund	77.9%
RetireSMART 2025 Fund	75.4%
RetireSMART 2030 Fund	79.4%
RetireSMART 2035 Fund	73.7%
RetireSMART 2040 Fund	79.8%
RetireSMART 2045 Fund	78.0%
RetireSMART 2050 Fund	79.3%
RetireSMART 2055 Fund	91.0%

62

Notes to Financial Statements (Unaudited) (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
RetireSMART Conservative Fund	$-	$31,482,806	$-	$30,317,082
RetireSMART Moderate Fund	-	56,638,223	-	50,270,024
RetireSMART Moderate Growth Fund	-	44,913,565	-	45,719,406
RetireSMART Growth Fund	-	20,943,331	-	16,969,858
RetireSMART In Retirement Fund	-	17,272,197	-	18,950,263
RetireSMART 2010 Fund	-	26,690,689	-	38,836,517
RetireSMART 2015 Fund	-	29,968,097	-	4,778,294
RetireSMART 2020 Fund	-	122,907,953	-	102,930,345
RetireSMART 2025 Fund	-	47,491,287	-	6,533,635
RetireSMART 2030 Fund	-	141,499,815	-	88,489,308
RetireSMART 2035 Fund	-	33,124,122	-	5,122,499
RetireSMART 2040 Fund	-	73,950,068	-	54,623,206
RetireSMART 2045 Fund	-	17,942,321	-	2,008,224
RetireSMART 2050 Fund	-	36,177,505	-	22,103,033
RetireSMART 2055 Fund	-	1,186,369	-	149,940

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART Conservative Fund Class I*
Sold	9,823	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	9,823	$100,100

RetireSMART Conservative Fund Class R5
Sold	110,650	$1,122,275	326,665	$3,389,556
Issued as reinvestment of dividends	-	-	18,738	187,806
Redeemed	(56,209)	(570,195)	(312,808)	(3,241,755)

Net increase (decrease)	54,441	$552,080	32,595	$335,607

RetireSMART Conservative Fund Service Class
Sold	367,546	$3,732,369	1,032,260	$10,694,715
Issued as reinvestment of dividends	-	-	78,249	783,402
Redeemed	(134,531)	(1,373,554)	(139,555)	(1,450,444)

Net increase (decrease)	233,015	$2,358,815	970,954	$10,027,673

63

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART Conservative Fund Administrative Class
Sold	504,320	$5,137,910	1,099,365	$11,403,156
Issued as reinvestment of dividends	-	-	421,839	4,236,083
Redeemed	(647,846)	(6,583,997)	(2,636,207)	(27,354,772)

Net increase (decrease)	(143,526)	$(1,446,087)	(1,115,003)	$(11,715,533)

RetireSMART Conservative Fund Class R4*
Sold	9,824	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	(1)	(4)

Net increase (decrease)	9,823	$100,001

RetireSMART Conservative Fund Class A
Sold	988,592	$10,080,006	2,108,882	$21,802,944
Issued as reinvestment of dividends	-	-	856,382	8,597,068
Redeemed	(1,061,236)	(10,804,877)	(5,957,286)	(61,888,379)

Net increase (decrease)	(72,644)	$(724,871)	(2,992,022)	$(31,488,367)

RetireSMART Conservative Fund Class R3*
Sold	9,823	$100,002
Issued as reinvestment of dividends	-	-
Redeemed	-	(2)

Net increase (decrease)	9,823	$100,000

RetireSMART Moderate Fund Class I*
Sold	9,303	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	9,303	$100,100

RetireSMART Moderate Fund Class R5
Sold	374,139	$3,997,824	1,320,908	$14,288,483
Issued as reinvestment of dividends	-	-	137,362	1,448,717
Redeemed	(137,025)	(1,487,545)	(81,677)	(904,645)

Net increase (decrease)	237,114	$2,510,279	1,376,593	$14,832,555

RetireSMART Moderate Fund Service Class
Sold	1,538,285	$16,403,073	2,616,784	$28,514,103
Issued as reinvestment of dividends	-	-	250,601	2,645,677
Redeemed	(189,837)	(2,046,156)	(327,868)	(3,572,783)

Net increase (decrease)	1,348,448	$14,356,917	2,539,517	$27,586,997

RetireSMART Moderate Fund Administrative Class
Sold	1,019,209	$10,963,487	3,397,126	$36,877,376
Issued as reinvestment of dividends	-	-	1,369,323	14,489,249
Redeemed	(1,674,844)	(17,960,340)	(5,001,109)	(54,552,470)

Net increase (decrease)	(655,635)	$(6,996,853)	(234,660)	$(3,185,845)

64

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART Moderate Fund Class R4*
Sold	9,268	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	-	(4)

Net increase (decrease)	9,268	$100,001

RetireSMART Moderate Fund Class A
Sold	1,569,000	$16,790,566	1,743,271	$19,003,971
Issued as reinvestment of dividends	-	-	1,872,499	19,837,284
Redeemed	(1,856,613)	(19,842,470)	(14,897,958)	(163,880,240)

Net increase (decrease)	(287,613)	$(3,051,904)	(11,282,188)	$(125,038,985)

RetireSMART Moderate Fund Class R3*
Sold	9,268	$100,002
Issued as reinvestment of dividends	-	-
Redeemed	- +	(2)

Net increase (decrease)	9,268	$100,000

RetireSMART Moderate Growth Fund Class I*
Sold	8,742	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,742	$100,100

RetireSMART Moderate Growth Fund Class R5
Sold	422,937	$4,800,045	445,549	$5,091,243
Issued as reinvestment of dividends	-	-	35,279	394,842
Redeemed	(67,586)	(777,968)	(754,508)	(8,311,172)

Net increase (decrease)	355,351	$4,022,077	(273,680)	$(2,825,087)

RetireSMART Moderate Growth Fund Service Class
Sold	373,569	$4,243,594	1,366,509	$15,654,312
Issued as reinvestment of dividends	-	-	143,855	1,609,310
Redeemed	(130,839)	(1,487,817)	(89,899)	(1,039,627)

Net increase (decrease)	242,730	$2,755,777	1,420,465	$16,223,995

RetireSMART Moderate Growth Fund Administrative Class
Sold	1,244,235	$14,161,992	1,712,701	$19,547,582
Issued as reinvestment of dividends	-	-	1,173,502	13,118,089
Redeemed	(861,723)	(9,819,985)	(2,716,104)	(30,920,186)

Net increase (decrease)	382,512	$4,342,007	170,099	$1,745,485

RetireSMART Moderate Growth Fund Class R4*
Sold	8,718	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	8,718	$100,001

65

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART Moderate Growth Fund Class A
Sold	666,848	$7,637,528	989,596	$11,207,183
Issued as reinvestment of dividends	-	-	1,585,777	17,746,544
Redeemed	(1,692,785)	(19,288,180)	(9,283,105)	(106,705,410)

Net increase (decrease)	(1,025,937)	$(11,650,652)	(6,707,732)	$(77,751,683)

RetireSMART Moderate Growth Fund Class R3*
Sold	8,718	$100,002
Issued as reinvestment of dividends	-	-
Redeemed	- +	(2)

Net increase (decrease)	8,718	$100,000

RetireSMART Growth Fund Class I*
Sold	8,171	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,171	$100,100

RetireSMART Growth Fund Class R5
Sold	162,956	$1,982,877	189,012	$2,269,188
Issued as reinvestment of dividends	-	-	20,991	249,257
Redeemed	(19,677)	(239,850)	(33,043)	(391,177)

Net increase (decrease)	143,279	$1,743,027	176,960	$2,127,268

RetireSMART Growth Fund Service Class
Sold	137,187	$1,679,706	295,835	$3,460,807
Issued as reinvestment of dividends	-	-	16,965	201,399
Redeemed	(55,185)	(677,573)	(30,938)	(370,234)

Net increase (decrease)	82,002	$1,002,133	281,862	$3,291,972

RetireSMART Growth Fund Administrative Class
Sold	669,476	$8,188,919	912,978	$10,489,642
Issued as reinvestment of dividends	-	-	200,118	2,365,010
Redeemed	(329,172)	(4,006,465)	(764,645)	(8,908,636)

Net increase (decrease)	340,304	$4,182,454	348,451	$3,946,016

RetireSMART Growth Fund Class R4*
Sold	8,170	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- +	(4)

Net increase (decrease)	8,170	$100,001

RetireSMART Growth Fund Class A
Sold	487,689	$5,873,919	1,077,408	$12,405,320
Issued as reinvestment of dividends	-	-	329,740	3,890,434
Redeemed	(743,770)	(8,964,137)	(927,565)	(10,655,145)

Net increase (decrease)	(256,081)	$(3,090,218)	479,583	$5,640,609

RetireSMART Growth Fund Class R3*
Sold	8,170	$100,002
Issued as reinvestment of dividends	-	-
Redeemed	- +	(2)

Net increase (decrease)	8,170	$100,000

66

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART In Retirement Fund Class I*
Sold	9,075	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	9,075	$100,100

RetireSMART In Retirement Fund Class R5*
Sold	9,075	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	9,075	$100,100

RetireSMART In Retirement Fund Service Class
Sold	552,569	$6,106,913	1,089,095	$11,645,424
Issued as reinvestment of dividends	-	-	69,848	724,327
Redeemed	(990,666)	(11,146,188)	(1,045,069)	(11,153,495)

Net increase (decrease)	(438,097)	$(5,039,275)	113,874	$1,216,256

RetireSMART In Retirement Fund Administrative Class
Sold	238,070	$2,642,769	363,206	$3,880,479
Issued — merger	1,674,318	18,400,755	-	-
Issued as reinvestment of dividends	-	-	40,517	420,977
Redeemed	(210,336)	(2,339,486)	(127,378)	(1,365,569)

Net increase (decrease)	1,702,052	$18,704,038	276,345	$2,935,887

RetireSMART In Retirement Fund Class L**
Sold	71,884	$781,884	362,149	$3,879,482
Issued as reinvestment of dividends	-	-	50,536	525,072
Redeemed	(215,489)	(2,363,164)	(1,355,256)	(14,533,575)
Redemptions-merger	(1,675,201)	(18,400,755)	-	-

Net increase (decrease)	(1,818,806)	$(19,982,035)	(942,571)	$(10,129,021)

RetireSMART In Retirement Fund Class R4*
Sold	132,953	$1,485,680
Issued as reinvestment of dividends	-	-
Redeemed	(85)	(944)

Net increase (decrease)	132,868	$1,484,736

RetireSMART In Retirement Fund Class A
Sold	106,987	$1,168,112	188,839	$2,010,636
Issued as reinvestment of dividends	-	-	44,503	459,269
Redeemed	(122,659)	(1,340,867)	(725,237)	(7,651,464)

Net increase (decrease)	(15,672)	$(172,755)	(491,895)	$(5,181,559)

RetireSMART In Retirement Fund Class R3
Sold	220,615	$2,461,835	214	$2,271
Issued as reinvestment of dividends	-	-	4	45
Redeemed	(591)	(6,636)	(1,803)	(19,342)

Net increase (decrease)	220,024	$2,455,199	(1,585)	$(17,026)

67

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2010 Fund Class I*
Sold	8,483	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,483	$100,100

RetireSMART 2010 Fund Class R5*
Sold	8,483	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,483	$100,100

RetireSMART 2010 Fund Service Class
Sold	688,870	$8,146,885	1,512,093	$17,046,008
Issued as reinvestment of dividends	-	-	137,991	1,509,627
Redeemed	(2,502,221)	(30,159,503)	(1,624,280)	(18,262,850)

Net increase (decrease)	(1,813,351)	$(22,012,618)	25,804	$292,785

RetireSMART 2010 Fund Administrative Class
Sold	458,441	$5,435,188	273,389	$3,073,360
Issued — merger	693,198	8,124,286	-	-
Issued as reinvestment of dividends	-	-	21,428	234,634
Redeemed	(287,029)	(3,423,157)	(185,527)	(2,086,618)

Net increase (decrease)	864,610	$10,136,317	109,290	$1,221,376

RetireSMART 2010 Fund Class L**
Sold	42,085	$484,737	432,264	$4,863,875
Issued as reinvestment of dividends	-	-	19,859	217,057
Redeemed	(242,600)	(2,848,017)	(637,104)	(7,186,962)
Redemptions-merger	(695,084)	(8,124,286)	-	-

Net increase (decrease)	(895,599)	$(10,487,566)	(184,981)	$(2,106,030)

RetireSMART 2010 Fund Class R4*
Sold	161,128	$1,925,865
Issued as reinvestment of dividends	-	-
Redeemed	(1,214)	(14,368)

Net increase (decrease)	159,914	$1,911,497

RetireSMART 2010 Fund Class A
Sold	408,253	$4,734,769	506,921	$5,704,156
Issued as reinvestment of dividends	-	-	44,615	484,962
Redeemed	(312,352)	(3,652,461)	(1,010,368)	(11,291,265)

Net increase (decrease)	95,901	$1,082,308	(458,832)	$(5,102,147)

RetireSMART 2010 Fund Class R3
Sold	442,148	$5,217,395	7,037	$77,766
Issued as reinvestment of dividends	-	-	1,484	16,040
Redeemed	(21,508)	(251,793)	(37,319)	(412,841)

Net increase (decrease)	420,640	$4,965,602	(28,798)	$(319,035)

RetireSMART 2015 Fund Class I*
Sold	8,476	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,476	$100,100

68

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2015 Fund Class R5*
Sold	8,476	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,476	$100,100

RetireSMART 2015 Fund Service Class
Sold	208,607	$2,474,810	571,596	$6,658,740
Issued as reinvestment of dividends	-	-	65,472	757,037
Redeemed	(106,143)	(1,244,090)	(256,039)	(3,044,873)

Net increase (decrease)	102,464	$1,230,720	381,029	$4,370,904

RetireSMART 2015 Fund Administrative Class
Sold	104,385	$1,253,205	11,820	$139,868
Issued — merger	325,521	3,805,341	-	-
Issued as reinvestment of dividends	-	-	1,571	18,162
Redeemed	(19,682)	(235,822)	(2,126)	(25,685)

Net increase (decrease)	410,224	$4,822,724	11,265	$132,345

RetireSMART 2015 Fund Class L**
Sold	30,758	$357,694	378,076	$4,430,340
Issued as reinvestment of dividends	-	-	21,389	246,690
Redeemed	(7,396)	(86,699)	(128,696)	(1,520,730)
Redemptions-merger	(326,267)	(3,805,341)	-	-

Net increase (decrease)	(302,905)	$(3,534,346)	270,769	$3,156,300

RetireSMART 2015 Fund Class R4*
Sold	920,382	$11,029,577
Issued as reinvestment of dividends	-	-
Redeemed	(7,407)	(89,074)

Net increase (decrease)	912,975	$10,940,503

RetireSMART 2015 Fund Class A
Sold	236,685	$2,724,736	509,450	$6,004,592
Issued as reinvestment of dividends	-	-	34,097	391,615
Redeemed	(29,940)	(350,394)	(131,678)	(1,553,708)

Net increase (decrease)	206,745	$2,374,342	411,869	$4,842,499

RetireSMART 2015 Fund Class R3*
Sold	819,276	$9,760,804
Issued as reinvestment of dividends	-	-
Redeemed	(47,502)	(567,060)

Net increase (decrease)	771,774	$9,193,744

RetireSMART 2020 Fund Class I*
Sold	8,118	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,118	$100,100

RetireSMART 2020 Fund Class R5*
Sold	8,118	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,118	$100,100

69

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2020 Fund Service Class
Sold	2,555,274	$31,618,037	5,398,027	$61,560,831
Issued as reinvestment of dividends	-	-	365,056	4,059,425
Redeemed	(5,600,060)	(71,028,094)	(3,622,020)	(41,513,151)

Net increase (decrease)	(3,044,786)	$(39,410,057)	2,141,063	$24,107,105

RetireSMART 2020 Fund Administrative Class
Sold	1,501,800	$18,558,827	1,484,327	$16,861,583
Issued — merger	7,060,577	85,997,834	-	-
Issued as reinvestment of dividends	-	-	61,461	684,063
Redeemed	(1,157,627)	(14,484,636)	(638,687)	(7,214,675)

Net increase (decrease)	7,404,750	$90,072,025	907,101	$10,330,971

RetireSMART 2020 Fund Class L**
Sold	294,436	$3,578,099	2,262,464	$25,808,455
Issued as reinvestment of dividends	-	-	127,222	1,415,977
Redeemed	(576,688)	(7,064,234)	(4,004,387)	(45,811,070)
Redemptions-merger	(7,062,534)	(85,997,834)	-	-

Net increase (decrease)	(7,344,786)	$(89,483,969)	(1,614,701)	$(18,586,638)

RetireSMART 2020 Fund Class R4*
Sold	1,038,948	$12,940,105
Issued as reinvestment of dividends	-	-
Redeemed	(8,268)	(102,404)

Net increase (decrease)	1,030,680	$12,837,701

RetireSMART 2020 Fund Class A
Sold	933,591	$11,243,274	1,749,071	$19,759,535
Issued as reinvestment of dividends	-	-	125,524	1,384,527
Redeemed	(712,794)	(8,668,445)	(2,782,481)	(31,594,332)

Net increase (decrease)	220,797	$2,574,829	(907,886)	$(10,450,270)

RetireSMART 2020 Fund Class R3
Sold	3,081,012	$37,761,547	37,873	$422,334
Issued as reinvestment of dividends	-	-	2,790	30,442
Redeemed	(98,702)	(1,201,591)	(102,753)	(1,138,314)

Net increase (decrease)	2,982,310	$36,559,956	(62,090)	$(685,538)

RetireSMART 2025 Fund Class I*
Sold	7,995	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,995	$100,100

RetireSMART 2025 Fund Class R5*
Sold	7,995	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,995	$100,100

RetireSMART 2025 Fund Service Class
Sold	377,000	$4,757,878	952,286	$11,490,506
Issued as reinvestment of dividends	-	-	57,917	707,591
Redeemed	(92,799)	(1,166,403)	(258,204)	(3,165,510)

Net increase (decrease)	284,201	$3,591,475	751,999	$9,032,587

70

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2025 Fund Administrative Class
Sold	655,111	$8,303,115	42,777	$518,554
Issued — merger	694,885	8,581,825	-	-
Issued as reinvestment of dividends	-	-	3,300	40,313
Redeemed	(87,432)	(1,113,182)	(1,174)	(14,578)

Net increase (decrease)	1,262,564	$15,771,758	44,903	$544,289

RetireSMART 2025 Fund Class L**
Sold	110,293	$1,334,271	503,564	$6,030,057
Issued as reinvestment of dividends	-	-	36,446	444,430
Redeemed	(2,444)	(29,752)	(79,296)	(964,894)
Redemptions-merger	(696,463)	(8,581,825)	-	-

Net increase (decrease)	(588,614)	$(7,277,306)	460,714	$5,509,593

RetireSMART 2025 Fund Class R4*
Sold	893,528	$11,410,966
Issued as reinvestment of dividends	-	-
Redeemed	(12,009)	(154,638)

Net increase (decrease)	881,519	$11,256,328

RetireSMART 2025 Fund Class A
Sold	473,345	$5,755,218	434,971	$5,334,536
Issued as reinvestment of dividends	-	-	33,090	402,221
Redeemed	(139,475)	(1,718,296)	(58,882)	(708,764)

Net increase (decrease)	333,870	$4,036,922	409,179	$5,027,993

RetireSMART 2025 Fund Class R3*
Sold	1,069,081	$13,540,311
Issued as reinvestment of dividends	-	-
Redeemed	(5,142)	(65,501)

Net increase (decrease)	1,063,939	$13,474,810

RetireSMART 2030 Fund Class I*
Sold	7,820	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,820	$100,100

RetireSMART 2030 Fund Class R5*
Sold	7,820	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,820	$100,100

RetireSMART 2030 Fund Service Class
Sold	3,325,031	$42,525,592	5,187,213	$60,540,778
Issued as reinvestment of dividends	-	-	377,127	4,421,015
Redeemed	(4,255,624)	(56,100,079)	(3,598,071)	(42,668,696)

Net increase (decrease)	(930,593)	$(13,574,487)	1,966,269	$22,293,097

71

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2030 Fund Administrative Class
Sold	1,141,989	$14,676,251	1,351,470	$15,708,677
Issued — merger	5,823,603	73,493,866	-	-
Issued as reinvestment of dividends	-	-	76,044	891,269
Redeemed	(1,258,299)	(16,312,155)	(490,600)	(5,731,748)

Net increase (decrease)	5,707,293	$71,857,962	936,914	$10,868,198

RetireSMART 2030 Fund Class L**
Sold	250,553	$3,170,966	2,025,061	$23,803,451
Issued as reinvestment of dividends	-	-	103,148	1,207,014
Redeemed	(261,550)	(3,319,128)	(3,262,762)	(38,317,762)
Redemptions-merger	(5,814,810)	(73,493,866)	-	-

Net increase (decrease)	(5,825,807)	$(73,642,028)	(1,134,553)	$(13,307,297)

RetireSMART 2030 Fund Class R4*
Sold	1,129,724	$14,690,025
Issued as reinvestment of dividends	-	-
Redeemed	(12,522)	(162,394)

Net increase (decrease)	1,117,202	$14,527,631

RetireSMART 2030 Fund Class A
Sold	757,144	$9,490,298	1,336,915	$15,613,440
Issued as reinvestment of dividends	-	-	93,671	1,074,884
Redeemed	(525,486)	(6,648,279)	(1,995,845)	(23,304,062)

Net increase (decrease)	231,658	$2,842,019	(565,259)	$(6,615,738)

RetireSMART 2030 Fund Class R3
Sold	3,617,828	$46,311,770	51,036	$590,481
Issued as reinvestment of dividends	-	-	2,666	29,910
Redeemed	(86,729)	(1,101,118)	(65,167)	(748,261)

Net increase (decrease)	3,531,099	$45,210,652	(11,465)	$(127,870)

RetireSMART 2035 Fund Class I*
Sold	7,766	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,766	$100,100

RetireSMART 2035 Fund Class R5*
Sold	7,766	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,766	$100,100

RetireSMART 2035 Fund Service Class
Sold	518,191	$6,771,253	582,993	$7,157,906
Issued as reinvestment of dividends	-	-	36,460	460,925
Redeemed	(166,317)	(2,158,614)	(58,182)	(722,498)

Net increase (decrease)	351,874	$4,612,639	561,271	$6,896,333

72

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2035 Fund Administrative Class
Sold	323,441	$4,235,683	68,833	$845,240
Issued — merger	414,049	5,295,683	-	-
Issued as reinvestment of dividends	-	-	4,687	59,186
Redeemed	(140,185)	(1,838,448)	(1,158)	(14,486)

Net increase (decrease)	597,305	$7,692,918	72,362	$889,940

RetireSMART 2035 Fund Class L**
Sold	39,625	$502,861	373,503	$4,528,925
Issued as reinvestment of dividends	-	-	18,410	232,205
Redeemed	(2,225)	(28,502)	(106,427)	(1,296,981)
Redemptions-merger	(414,727)	(5,295,683)	-	-

Net increase (decrease)	(377,327)	$(4,821,324)	285,486	$3,464,149

RetireSMART 2035 Fund Class R4*
Sold	463,418	$6,124,379
Issued as reinvestment of dividends	-	-
Redeemed	(3,022)	(40,453)

Net increase (decrease)	460,396	$6,083,926

RetireSMART 2035 Fund Class A
Sold	251,499	$3,152,538	378,806	$4,694,089
Issued as reinvestment of dividends	-	-	22,700	285,508
Redeemed	(51,419)	(662,842)	(33,114)	(397,280)

Net increase (decrease)	200,080	$2,489,696	368,392	$4,582,317

RetireSMART 2035 Fund Class R3*
Sold	888,672	$11,644,531
Issued as reinvestment of dividends	-	-
Redeemed	(4,593)	(61,208)

Net increase (decrease)	884,079	$11,583,323

RetireSMART 2040 Fund Class I*
Sold	7,724	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,724	$100,100

RetireSMART 2040 Fund Class R5*
Sold	7,724	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,724	$100,100

RetireSMART 2040 Fund Service Class
Sold	2,152,721	$27,901,380	3,248,551	$38,199,771
Issued as reinvestment of dividends	-	-	272,123	3,258,254
Redeemed	(2,575,779)	(34,344,245)	(2,833,961)	(33,892,019)

Net increase (decrease)	(423,058)	$(6,442,865)	686,713	$7,566,006

73

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2040 Fund Administrative Class
Sold	704,358	$9,149,932	1,031,227	$12,046,446
Issued — merger	3,924,472	50,037,014	-	-
Issued as reinvestment of dividends	-	-	49,228	590,161
Redeemed	(788,875)	(10,365,825)	(247,611)	(2,877,092)

Net increase (decrease)	3,839,955	$48,821,121	832,844	$9,759,515

RetireSMART 2040 Fund Class L**
Sold	166,098	$2,120,369	1,589,709	$18,788,398
Issued as reinvestment of dividends	-	-	74,511	894,616
Redeemed	(119,565)	(1,528,188)	(1,995,455)	(23,500,824)
Redemptions-merger	(3,915,733)	(50,037,014)	-	-

Net increase (decrease)	(3,869,200)	$(49,444,833)	(331,235)	$(3,817,810)

RetireSMART 2040 Fund Class R4*
Sold	807,013	$10,563,766
Issued as reinvestment of dividends	-	-
Redeemed	(31,685)	(417,898)

Net increase (decrease)	775,328	$10,145,868

RetireSMART 2040 Fund Class A
Sold	531,885	$6,744,329	934,372	$10,917,279
Issued as reinvestment of dividends	-	-	67,080	789,308
Redeemed	(390,520)	(5,003,295)	(1,575,269)	(18,455,480)

Net increase (decrease)	141,365	$1,741,034	(573,817)	$(6,748,893)

RetireSMART 2040 Fund Class R3
Sold	853,608	$11,037,420	45,064	$521,952
Issued as reinvestment of dividends	-	-	3,361	38,966
Redeemed	(34,269)	(442,372)	(37,967)	(434,530)

Net increase (decrease)	819,339	$10,595,048	10,458	$126,388

RetireSMART 2045 Fund Class I*
Sold	7,712	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,712	$100,100

RetireSMART 2045 Fund Class R5*
Sold	7,712	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,712	$100,100

RetireSMART 2045 Fund Service Class
Sold	420,807	$5,511,875	349,014	$4,202,775
Issued as reinvestment of dividends	-	-	23,035	290,417
Redeemed	(54,182)	(702,143)	(73,282)	(880,250)

Net increase (decrease)	366,625	$4,809,732	298,767	$3,612,942

74

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2045 Fund Administrative Class
Sold	88,992	$1,160,444	16,356	$201,183
Issued — merger	145,213	1,854,376	-	-
Issued as reinvestment of dividends	-	-	1,347	16,975
Redeemed	(29,139)	(384,543)	(4,342)	(51,722)

Net increase (decrease)	205,066	$2,630,277	13,361	$166,436

RetireSMART 2045 Fund Class L**
Sold	36,108	$461,415	87,156	$1,051,714
Issued as reinvestment of dividends	-	-	6,069	76,265
Redeemed	(3,631)	(46,286)	(17,566)	(213,778)
Redemptions-merger	(145,543)	(1,854,376)	-	-

Net increase (decrease)	(113,066)	$(1,439,247)	75,659	$914,201

RetireSMART 2045 Fund Class R4*
Sold	230,888	$3,054,469
Issued as reinvestment of dividends	-	-
Redeemed	(2,255)	(30,101)

Net increase (decrease)	228,633	$3,024,368

RetireSMART 2045 Fund Class A
Sold	155,534	$1,969,541	222,247	$2,701,883
Issued as reinvestment of dividends	-	-	14,455	181,277
Redeemed	(47,986)	(614,670)	(27,413)	(328,954)

Net increase (decrease)	107,548	$1,354,871	209,289	$2,554,206

RetireSMART 2045 Fund Class R3*
Sold	401,927	$5,277,982
Issued as reinvestment of dividends	-	-
Redeemed	(611)	(7,991)

Net increase (decrease)	401,316	$5,269,991

RetireSMART 2050 Fund Class I*
Sold	10,111	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	10,111	$100,100

RetireSMART 2050 Fund Class R5*
Sold	10,111	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	10,111	$100,100

RetireSMART 2050 Fund Service Class
Sold	1,370,070	$13,611,051	2,558,676	$24,389,855
Issued as reinvestment of dividends	-	-	394,340	3,779,701
Redeemed	(1,730,356)	(17,651,063)	(1,362,170)	(13,192,860)

Net increase (decrease)	(360,286)	$(4,040,012)	1,590,846	$14,976,696

75

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2050 Fund Administrative Class
Sold	479,122	$4,737,506	534,622	$5,021,439
Issued — merger	921,585	8,985,455	-	-
Issued as reinvestment of dividends	-	-	75,853	728,094
Redeemed	(181,859)	(1,825,989)	(95,945)	(908,315)

Net increase (decrease)	1,218,848	$11,896,972	514,530	$4,841,218

RetireSMART 2050 Fund Class L**
Sold	68,629	$664,609	731,061	$6,981,354
Issued as reinvestment of dividends	-	-	64,343	617,561
Redeemed	(52,964)	(506,909)	(196,692)	(1,886,424)
Redemptions-merger	(924,850)	(8,985,455)	-	-

Net increase (decrease)	(909,185)	$(8,827,755)	598,712	$5,712,491

RetireSMART 2050 Fund Class R4*
Sold	624,117	$6,228,478
Issued as reinvestment of dividends	-	-
Redeemed	(6,172)	(62,695)

Net increase (decrease)	617,945	$6,165,783

RetireSMART 2050 Fund Class A
Sold	335,033	$3,256,749	541,018	$5,065,840
Issued as reinvestment of dividends	-	-	81,480	774,875
Redeemed	(118,071)	(1,155,957)	(648,423)	(6,165,341)

Net increase (decrease)	216,962	$2,100,792	(25,925)	$(324,626)

RetireSMART 2050 Fund Class R3
Sold	498,637	$4,961,871	49,507	$465,497
Issued as reinvestment of dividends	-	-	18,405	174,958
Redeemed	(35,546)	(352,749)	(21,595)	(201,475)

Net increase (decrease)	463,091	$4,609,122	46,317	$438,980

RetireSMART 2055 Fund Class I*
Sold	9,425	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	9,425	$100,100

RetireSMART 2055 Fund Class R5*
Sold	9,425	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	9,425	$100,100

RetireSMART 2055 Fund Service Class***
Sold	9,876	$107,995	70,010	$700,100
Issued as reinvestment of dividends	-	-	1,705	17,694
Redeemed	(864)	(9,535)	-	-

Net increase (decrease)	9,012	$98,460	71,715	$717,794

76

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
RetireSMART 2055 Fund Administrative Class***
Sold	5,967	$64,363	10,010	$100,100
Issued — merger	11,596	121,060	-	-
Issued as reinvestment of dividends	-	-	246	2,553
Redeemed	(46)	(499)	-	-

Net increase (decrease)	17,517	$184,924	10,256	$102,653

RetireSMART 2055 Fund Class L**
Sold	1,311	$13,677	10,040	$100,400
Issued as reinvestment of dividends	-	-	243	2,528
Redeemed	-	-	-	-
Redemptions-merger	(11,594)	(121,060)	-	-

Net increase (decrease)	(10,283)	$(107,383)	10,283	$102,928

RetireSMART 2055 Fund Class R4*
Sold	13,252	$141,759
Issued as reinvestment of dividends	-	-
Redeemed	(1)	(11)

Net increase (decrease)	13,251	$141,748

RetireSMART 2055 Fund Class A***
Sold	10,831	$112,608	10,010	$100,100
Issued as reinvestment of dividends	-	-	236	2,448
Redeemed	(1,011)	(10,643)	-	-

Net increase (decrease)	9,820	$101,965	10,246	$102,548

RetireSMART 2055 Fund Class R3*
Sold	37,986	$409,278
Issued as reinvestment of dividends	-	-
Redeemed	(1)	(13)

Net increase (decrease)	37,985	$409,265

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.
***	Fund commenced operations on September 17, 2013.
+	Amount is less than 0.5 shares.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the period ended June 30, 2014, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the period ended June 30, 2014.

77

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Information

At June 30, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
RetireSMART Conservative Fund	$214,626,385	$6,986,013	$(1,338,675)	$5,647,338
RetireSMART Moderate Fund	417,346,827	27,419,899	(1,500,250)	25,919,649
RetireSMART Moderate Growth Fund	324,577,687	30,022,341	(765,882)	29,256,459
RetireSMART Growth Fund	104,149,262	9,665,267	(57,338)	9,607,929
RetireSMART In Retirement Fund	84,437,660	2,925,367	(696,697)	2,228,670
RetireSMART 2010 Fund	97,315,844	3,933,760	(427,535)	3,506,225
RetireSMART 2015 Fund	45,936,694	1,082,481	(1,759)	1,080,722
RetireSMART 2020 Fund	475,895,971	29,104,631	(1,241,797)	27,862,834
RetireSMART 2025 Fund	67,970,251	1,956,060	(1,550)	1,954,510
RetireSMART 2030 Fund	456,231,982	32,640,714	(234,359)	32,406,355
RetireSMART 2035 Fund	50,107,817	1,677,868	(1,671)	1,676,197
RetireSMART 2040 Fund	279,820,009	22,343,187	(121,828)	22,221,359
RetireSMART 2045 Fund	26,816,741	975,327	(1,120)	974,207
RetireSMART 2050 Fund	94,344,304	5,601,839	(13,556)	5,588,283
RetireSMART 2055 Fund	2,141,505	77,452	(332)	77,120

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2017	Expiring 2018
RetireSMART In Retirement Fund	$20,057,099	$-
RetireSMART 2010 Fund	22,954,791	865,289
RetireSMART 2020 Fund	34,382,752	11,128,973
RetireSMART 2030 Fund	17,163,850	12,679,147
RetireSMART 2040 Fund	6,714,697	4,612,337

Net capital loss carryforwards for the Fund(s) shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

78

Notes to Financial Statements (Unaudited) (Continued)

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2014, post-October capital losses:

Post-October Loss
RetireSMART Moderate Growth Fund	$172,062
RetireSMART In Retirement Fund	27,332
RetireSMART 2010 Fund	39,149
RetireSMART 2020 Fund	231,058
RetireSMART 2030 Fund	214,541
RetireSMART 2040 Fund	142,439

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART Conservative Fund	$6,508,557	$7,295,802	$-
RetireSMART Moderate Fund	15,006,812	23,414,115	-
RetireSMART Moderate Growth Fund	12,383,999	20,484,786	-
RetireSMART Growth Fund	2,943,034	3,763,066	-
RetireSMART In Retirement Fund	2,131,757	-	-
RetireSMART 2010 Fund	2,462,320	-	-
RetireSMART 2015 Fund	1,200,418	213,086	-
RetireSMART 2020 Fund	7,574,434	-	-
RetireSMART 2025 Fund	1,119,465	475,090	-
RetireSMART 2030 Fund	7,624,092	-	-
RetireSMART 2035 Fund	654,669	383,155	-
RetireSMART 2040 Fund	5,571,305	-	-
RetireSMART 2045 Fund	322,144	242,790	-
RetireSMART 2050 Fund	2,633,779	3,441,410	-
RetireSMART 2055 Fund	25,223	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2013:

Amount
RetireSMART Conservative Fund	$18,048
RetireSMART Moderate Fund	62,853
RetireSMART Moderate Growth Fund	69,756
RetireSMART Growth Fund	24,164
RetireSMART In Retirement Fund	8,751
RetireSMART 2010 Fund	13,500
RetireSMART 2015 Fund	2,958
RetireSMART 2020 Fund	80,048
RetireSMART 2025 Fund	4,978
RetireSMART 2030 Fund	86,194
RetireSMART 2035 Fund	4,445
RetireSMART 2040 Fund	57,834
RetireSMART 2045 Fund	2,372
RetireSMART 2050 Fund	18,245
RetireSMART 2055 Fund	196

79

Notes to Financial Statements (Unaudited) (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013 temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
RetireSMART Conservative Fund	$-	$2,491,658	$(18,623)	$(25,633)
RetireSMART Moderate Fund	-	9,987,908	(37,946)	25,477,788
RetireSMART Moderate Growth Fund	-	11,266,692	(200,565)	36,766,948
RetireSMART Growth Fund	-	3,814,257	(6,178)	12,113,462
RetireSMART In Retirement Fund	1,993,825	(20,057,099)	(64,756)	(441,139)
RetireSMART 2010 Fund	2,709,588	23,820,080	73,778	673,471
RetireSMART 2015 Fund	120,494	477,366	(765)	(8,141)
RetireSMART 2020 Fund	11,679,732	(45,511,725)	(342,775)	23,083,371
RetireSMART 2025 Fund	50,460	765,257	(743)	475,972
RetireSMART 2030 Fund	8,369,139	(29,842,997)	(302,956)	31,680,808
RetireSMART 2035 Fund	1,538	726,405	(611)	829,514
RetireSMART 2040 Fund	4,148,226	(11,327,034)	(196,056)	22,066,375
RetireSMART 2045 Fund	1,374	388,075	(372)	594,372
RetireSMART 2050 Fund	-	3,404,135	(6,518)	6,112,559
RetireSMART 2055 Fund	877	36,770	(43)	12,905

The Funds did not have any unrecognized tax benefits at June 30, 2014, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the period ended June 30, 2014, was as follows:

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund
Babson Global Floating Rate Fund, Class Y*	-	124,871	8,427	116,444	$1,188,891	$17,216	$-	$(288)
MassMutual Premier Core Bond Fund, Class I	5,084,410	841,881	395,247	5,531,044	63,164,527	-	-	(56,327)
MassMutual Premier Disciplined Growth Fund, Class R5	629,684	15,830	645,514	-	-	-	-	933,211
MassMutual Premier Disciplined Growth Fund, Class I	-	631,135	16,078	615,057	7,841,971	-	-	(179)
MassMutual Premier Disciplined Value Fund, Class R5	506,984	13,568	520,552	-	-	-	-	2,176,807
MassMutual Premier Disciplined Value Fund, Class I	-	512,196	15,189	497,007	7,892,473	-	-	1,186

80

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund (Continued)
MassMutual Premier Focused International Fund, Class I	55,912	1,758	8,468	49,202	$640,120	$-	$-	$17,272
MassMutual Premier High Yield Fund, Class I	508,854	29,862	119,829	418,887	4,297,777	-	-	130,455
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,273,628	253,223	86,036	1,440,815	15,546,389	-	-	(119,228)
MassMutual Premier International Equity Fund, Class R5	112,338	2,685	115,023	-	-	-	-	267,363
MassMutual Premier International Equity Fund, Class I	-	112,846	2,998	109,848	1,722,413	-	-	57
MassMutual Premier Money Market Fund, Class R5	4,244,088	156,214	3,089,974	1,310,328	1,310,328	45	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	3,748,568	384,214	852,454	3,280,328	34,410,641	-	-	(325,169)
MassMutual Premier Strategic Emerging Markets Fund, Class I	281,685	19,156	51,667	249,174	3,132,120	-	-	(215,928)
MassMutual Select Blue Chip Growth Fund, Class R5	81,920	6,607	88,527	-	-	-	-	353,576
MassMutual Select Blue Chip Growth Fund, Class I	-	85,191	1,425	83,766	1,462,558	-	-	(356)
MassMutual Select Diversified International Fund, Class R5	220,114	7,423	227,537	-	-	-	-	345,218
MassMutual Select Diversified International Fund, Class I	-	224,509	7,760	216,749	1,699,313	-	-	769
MassMutual Select Diversified Value Fund, Class R5	100,521	18,135	118,656	-	-	-	-	411,271
MassMutual Select Diversified Value Fund, Class I	-	115,853	3,106	112,747	1,630,328	-	-	(103)
MassMutual Select Focused Value Fund, Class I	194,118	21,583	29,615	186,086	4,629,825	-	-	190,382
MassMutual Select Fundamental Growth Fund, Class R5	164,393	13,631	178,024	-	-	-	-	305,504
MassMutual Select Fundamental Growth Fund, Class I	-	171,298	5,424	165,874	1,438,127	-	-	(928)
MassMutual Select Fundamental Value Fund, Class I	114,069	6,460	24,806	95,723	1,384,150	-	-	76,376
MassMutual Select Growth Opportunities Fund, Class I	103,063	11,910	9,621	105,352	1,245,265	-	-	25,902
MassMutual Select Large Cap Value Fund, Class R5	101,818	20,838	122,656	-	-	-	-	75,191
MassMutual Select Large Cap Value Fund, Class I	-	122,734	2,098	120,636	1,205,158	-	-	114
MassMutual Select Mid Cap Growth Equity II Fund, Class I	85,201	7,058	8,735	83,524	1,644,591	-	-	43,813
MassMutual Select Mid-Cap Value Fund, Class I	129,416	8,537	10,186	127,767	2,007,214	-	-	38,982
MassMutual Select Overseas Fund, Class I	552,761	80,718	39,466	594,013	5,500,564	-	-	80,015
MassMutual Select PIMCO Total Return Fund, Class I	1,082,668	314,013	73,721	1,322,960	13,824,927	-	-	(25,007)
MassMutual Select Small Cap Growth Equity Fund, Class I	45,473	6,884	22,276	30,081	590,184	-	-	83,617
MassMutual Select Small Cap Value Equity Fund, Class R5	105,686	2,088	107,774	-	-	-	-	507,901
MassMutual Select Small Cap Value Equity Fund, Class I	-	96,797	6,519	90,278	1,381,251	-	-	(2,177)
MassMutual Select Small Company Growth Fund, Class R5	44,975	1,209	46,184	-	-	-	-	75,879
MassMutual Select Small Company Growth Fund, Class I	-	38,388	2,564	35,824	449,950	-	-	(787)
MassMutual Select Small Company Value Fund, Class I	30,571	1,007	12,887	18,691	322,599	-	-	29,209

81

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund (Continued)
MassMutual Select Strategic Bond Fund, Class R5	896,830	67,618	964,448	-	$-	$-	$-	$(68,544)
MassMutual Select Strategic Bond Fund, Class I	-	970,040	24,538	945,502	9,833,220	-	-	5,152
MM MSCI EAFE International Index Fund, Class I	378,552	15,883	52,777	341,658	4,837,877	-	-	130,133
MM Russell 2000 Small Cap Index Fund, Class I	123,853	12,011	21,261	114,603	1,559,751	-	-	56,690
MM S&P Mid Cap Index Fund, Class I	184,887	11,023	13,870	182,040	2,435,692	-	-	26,368
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,096,584	384,804	65,978	1,415,410	4,557,620	-	-	(4,861)
Oppenheimer Developing Markets Fund, Class I**	75,702	23,161	33,899	64,964	2,589,468	-	-	42,370
Oppenheimer Global Real Estate Fund, Class I**	177,490	69,960	13,016	234,434	2,576,434	12,266	-	(2,765)
Oppenheimer International Bond Fund, Class I**	1,343,644	252,113	259,943	1,335,814	8,268,686	139,169	-	(47,253)
Oppenheimer Real Estate Fund, Class I**	74,192	25,210	23,763	75,639	2,051,321	18,333	-	15,216

					$220,273,723	$187,029	$-	$5,576,099

RetireSMART Moderate Fund
Babson Global Floating Rate Fund, Class Y*	-	259,735	14,867	244,868	$2,500,099	$35,420	$-	$(502)
MassMutual Premier Core Bond Fund, Class I	6,131,569	997,527	275,371	6,853,725	78,269,541	-	-	(43,563)
MassMutual Premier Disciplined Growth Fund, Class R5	2,108,156	80,120	2,188,276	-	-	-	-	4,036,346
MassMutual Premier Disciplined Growth Fund, Class I	-	2,141,540	47,374	2,094,166	26,700,614	-	-	1,419
MassMutual Premier Disciplined Value Fund, Class R5	1,697,120	66,880	1,764,000	-	-	-	-	7,569,753
MassMutual Premier Disciplined Value Fund, Class I	-	1,738,672	46,389	1,692,283	26,873,447	-	-	5,207
MassMutual Premier Focused International Fund, Class I	231,018	10,552	32,346	209,224	2,721,999	-	-	64,133
MassMutual Premier High Yield Fund, Class I	1,059,284	89,202	270,991	877,495	9,003,103	-	-	307,557
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,453,313	261,150	82,169	1,632,294	17,612,454	-	-	(111,150)
MassMutual Premier International Equity Fund, Class R5	464,286	19,534	483,820	-	-	-	-	1,364,536
MassMutual Premier International Equity Fund, Class I	-	490,702	15,992	474,710	7,443,451	-	-	(70)
MassMutual Premier Money Market Fund, Class R5	1,494,688	68,381	1,193,661	369,408	369,408	16	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	3,674,059	283,834	1,080,521	2,877,372	30,183,635	-	-	(302,854)
MassMutual Premier Strategic Emerging Markets Fund, Class I	764,800	61,072	83,772	742,100	9,328,196	-	-	(356,158)
MassMutual Select Blue Chip Growth Fund, Class R5	446,792	29,651	476,443	-	-	-	-	2,313,775
MassMutual Select Blue Chip Growth Fund, Class I	-	475,931	8,646	467,285	8,158,804	-	-	(1,721)
MassMutual Select Diversified International Fund, Class R5	917,607	48,481	966,088	-	-	-	-	1,375,094
MassMutual Select Diversified International Fund, Class I	-	966,190	33,411	932,779	7,312,988	-	-	3,200
MassMutual Select Diversified Value Fund, Class R5	548,094	87,743	635,837	-	-	-	-	2,364,351
MassMutual Select Diversified Value Fund, Class I	-	640,788	11,843	628,945	9,094,538	-	-	962
MassMutual Select Focused Value Fund, Class I	490,020	63,266	75,613	477,673	11,884,514	-	-	395,985

82

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Moderate Fund (Continued)
MassMutual Select Fundamental Growth Fund, Class R5	896,476	54,744	951,220	-	$-	$-	$-	$1,552,172
MassMutual Select Fundamental Growth Fund, Class I	-	942,480	17,267	925,213	8,021,601	-	-	(1,510)
MassMutual Select Fundamental Value Fund, Class I	621,932	44,975	132,777	534,130	7,723,521	-	-	450,177
MassMutual Select Growth Opportunities Fund, Class I	562,046	69,158	43,518	587,686	6,946,445	-	-	119,468
MassMutual Select Large Cap Value Fund, Class R5	555,160	101,217	656,377	-	-	-	-	260,172
MassMutual Select Large Cap Value Fund, Class I	-	685,629	12,762	672,867	6,721,941	-	-	686
MassMutual Select Mid Cap Growth Equity II Fund, Class I	387,288	35,686	36,834	386,140	7,603,096	-	-	120,204
MassMutual Select Mid-Cap Value Fund, Class I	588,221	40,117	37,661	590,677	9,279,537	-	-	143,158
MassMutual Select Overseas Fund, Class I	2,283,933	300,397	92,633	2,491,697	23,073,111	-	-	140,867
MassMutual Select PIMCO Total Return Fund, Class I	1,313,627	380,138	68,730	1,625,035	16,981,612	-	-	(36,163)
MassMutual Select Small Cap Growth Equity Fund, Class I	199,832	30,718	100,796	129,754	2,545,783	-	-	383,069
MassMutual Select Small Cap Value Equity Fund, Class R5	433,078	14,439	447,517	-	-	-	-	2,087,989
MassMutual Select Small Cap Value Equity Fund, Class I	-	416,747	25,246	391,501	5,989,961	-	-	(6,433)
MassMutual Select Small Company Growth Fund, Class R5	197,652	8,237	205,889	-	-	-	-	355,166
MassMutual Select Small Company Growth Fund, Class I	-	166,386	11,266	155,120	1,948,303	-	-	(3,433)
MassMutual Select Small Company Value Fund, Class I	120,131	4,660	44,192	80,599	1,391,144	-	-	86,868
MassMutual Select Strategic Bond Fund, Class R5	1,088,190	91,762	1,179,952	-	-	-	-	(197,189)
MassMutual Select Strategic Bond Fund, Class I	-	1,180,781	21,257	1,159,524	12,059,052	-	-	4,359
MM MSCI EAFE International Index Fund, Class I	1,559,362	76,646	159,295	1,476,713	20,910,259	-	-	355,358
MM Russell 2000 Small Cap Index Fund, Class I	542,139	39,176	87,511	493,804	6,720,679	-	-	233,863
MM S&P Mid Cap Index Fund, Class I	840,293	54,400	53,119	841,574	11,260,256	-	-	88,144
Oppenheimer Commodity Strategy Total Return Fund, Class I**	3,038,670	1,208,282	150,738	4,096,214	13,189,809	-	-	(6,955)
Oppenheimer Developing Markets Fund, Class I**	237,688	61,024	100,126	198,586	7,915,643	-	-	126,752
Oppenheimer Global Real Estate Fund, Class I**	533,091	197,516	26,246	704,361	7,740,928	36,470	-	(7,002)
Oppenheimer International Bond Fund, Class I**	1,935,968	365,876	422,962	1,878,882	11,630,281	196,879	-	(46,350)
Oppenheimer Real Estate Fund, Class I**	221,523	63,242	57,747	227,018	6,156,723	54,512	-	44,059

					$443,266,476	$323,297	$-	$25,233,796

RetireSMART Moderate Growth Fund
Babson Global Floating Rate Fund, Class Y*	-	330,261	10,517	319,744	$3,264,581	$46,127	$-	$(249)
MassMutual Premier Core Bond Fund, Class I	1,381,427	403,964	200,857	1,584,534	18,095,381	-	-	(38,315)
MassMutual Premier Disciplined Growth Fund, Class R5	1,966,525	51,161	2,017,686	-	-	-	-	3,888,715
MassMutual Premier Disciplined Growth Fund, Class I	-	1,973,962	41,177	1,932,785	24,643,008	-	-	3,019
MassMutual Premier Disciplined Value Fund, Class R5	1,583,111	43,954	1,627,065	-	-	-	-	7,336,462

83

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income		Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Moderate Growth Fund (Continued)
MassMutual Premier Disciplined Value Fund, Class I	-	1,601,966	40,049	1,561,917	$24,803,235	$-		$-	$6,845
MassMutual Premier Focused International Fund, Class I	275,440	12,813	39,580	248,673	3,235,236	-		-	80,937
MassMutual Premier High Yield Fund, Class I	1,393,730	103,756	358,044	1,139,442	11,690,672	-		-	66,222
MassMutual Premier Inflation-Protected and Income Fund, Class I	403,054	84,086	66,102	421,038	4,542,999	-		-	(115,754)
MassMutual Premier International Equity Fund, Class R5	553,517	27,400	580,917	-	-	-		-	1,524,270
MassMutual Premier International Equity Fund, Class I	-	586,680	14,357	572,323	8,974,028	-		-	212
MassMutual Premier Money Market Fund, Class R5	10,401	-	8,000	2,401	2,401	-	†	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	906,627	130,253	496,696	540,184	5,666,533	-		-	(92,911)
MassMutual Premier Strategic Emerging Markets Fund, Class I	739,807	112,846	45,152	807,501	10,150,287	-		-	(192,528)
MassMutual Select Blue Chip Growth Fund, Class R5	644,177	30,503	674,680	-	-	-		-	2,832,277
MassMutual Select Blue Chip Growth Fund, Class I	-	679,786	12,637	667,149	11,648,421	-		-	(1,981)
MassMutual Select Diversified International Fund, Class R5	1,100,935	61,875	1,162,810	-	-	-		-	1,442,659
MassMutual Select Diversified International Fund, Class I	-	1,157,575	37,213	1,120,362	8,783,634	-		-	4,070
MassMutual Select Diversified Value Fund, Class R5	790,255	104,351	894,606	-	-	-		-	3,518,823
MassMutual Select Diversified Value Fund, Class I	-	915,297	17,303	897,994	12,984,993	-		-	2,441
MassMutual Select Focused Value Fund, Class I	373,388	46,429	59,620	360,197	8,961,710	-		-	292,413
MassMutual Select Fundamental Growth Fund, Class R5	1,292,567	59,962	1,352,529	-	-	-		-	2,254,904
MassMutual Select Fundamental Growth Fund, Class I	-	1,346,150	25,248	1,320,902	11,452,217	-		-	(1,756)
MassMutual Select Fundamental Value Fund, Class I	896,717	59,456	193,570	762,603	11,027,246	-		-	605,745
MassMutual Select Growth Opportunities Fund, Class I	810,402	91,597	62,900	839,099	9,918,154	-		-	177,245
MassMutual Select Large Cap Value Fund, Class R5	800,450	122,241	922,691	-	-	-		-	185,503
MassMutual Select Large Cap Value Fund, Class I	-	979,397	18,676	960,721	9,597,606	-		-	1,677
MassMutual Select Mid Cap Growth Equity II Fund, Class I	391,539	32,632	37,901	386,270	7,605,648	-		-	97,264
MassMutual Select Mid-Cap Value Fund, Class I	594,699	34,790	38,613	590,876	9,282,665	-		-	148,394
MassMutual Select Overseas Fund, Class I	2,723,014	339,784	129,686	2,933,112	27,160,618	-		-	198,567
MassMutual Select PIMCO Total Return Fund, Class I	299,768	113,659	40,769	372,658	3,894,273	-		-	(6,871)
MassMutual Select Small Cap Growth Equity Fund, Class I	264,597	38,159	135,607	167,149	3,279,462	-		-	515,498
MassMutual Select Small Cap Value Equity Fund, Class R5	555,582	12,938	568,520	-	-	-		-	2,795,925
MassMutual Select Small Cap Value Equity Fund, Class I	-	534,168	30,556	503,612	7,705,258	-		-	(6,455)
MassMutual Select Small Company Growth Fund, Class R5	261,720	7,379	269,099	-	-	-		-	514,177
MassMutual Select Small Company Growth Fund, Class I	-	212,714	14,455	198,259	2,490,132	-		-	(4,282)

84

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Moderate Growth Fund (Continued)
MassMutual Select Small Company Value Fund, Class I	151,085	4,774	52,430	103,429	$1,785,180	$-	$-	$136,211
MassMutual Select Strategic Bond Fund, Class R5	248,318	17,150	265,468	-	-	-	-	4,868
MassMutual Select Strategic Bond Fund, Class I	-	273,384	6,517	266,867	2,775,418	-	-	1,105
MM MSCI EAFE International Index Fund, Class I	1,855,214	92,390	167,806	1,779,798	25,201,945	-	-	424,583
MM Russell 2000 Small Cap Index Fund, Class I	715,355	37,139	119,804	632,690	8,610,916	-	-	302,081
MM S&P Mid Cap Index Fund, Class I	849,540	46,761	54,434	841,867	11,264,185	-	-	102,549
Oppenheimer Commodity Strategy Total Return Fund, Class I**	3,113,037	1,277,217	172,457	4,217,797	13,581,305	-	-	(9,414)
Oppenheimer Developing Markets Fund, Class I**	286,974	52,207	126,883	212,298	8,462,205	-	-	178,346
Oppenheimer Global Real Estate Fund, Class I**	570,882	182,179	28,747	724,314	7,960,211	37,345	-	(9,020)
Oppenheimer International Bond Fund, Class I**	1,201,185	212,427	281,374	1,132,238	7,008,555	118,789	-	(32,995)
Oppenheimer Real Estate Fund, Class I**	237,942	54,274	59,036	233,180	6,323,828	55,814	-	46,459

					$353,834,146	$258,075	$-	$29,177,935

RetireSMART Growth Fund
Babson Global Floating Rate Fund, Class Y*	-	17,086	2,036	15,050	$153,660	$2,122	$-	$(48)
MassMutual Premier Core Bond Fund, Class I	71,325	75,919	66,401	80,843	923,230	-	-	(17,103)
MassMutual Premier Disciplined Growth Fund, Class R5	533,851	27,749	561,600	-	-	-	-	799,015
MassMutual Premier Disciplined Growth Fund, Class I	-	564,522	19,040	545,482	6,954,889	-	-	(1,517)
MassMutual Premier Disciplined Value Fund, Class R5	429,872	22,716	452,588	-	-	-	-	1,751,207
MassMutual Premier Disciplined Value Fund, Class I	-	457,784	17,163	440,621	6,997,065	-	-	124
MassMutual Premier Focused International Fund, Class I	96,872	8,643	14,224	91,291	1,187,697	-	-	27,971
MassMutual Premier High Yield Fund, Class I	65,175	12,042	22,620	54,597	560,163	-	-	(1,448)
MassMutual Premier Inflation-Protected and Income Fund, Class I	32,074	24,143	22,681	33,536	361,848	-	-	(14,192)
MassMutual Premier International Equity Fund, Class R5	194,591	16,135	210,726	-	-	-	-	438,486
MassMutual Premier International Equity Fund, Class I	-	218,669	7,552	211,117	3,310,315	-	-	42
MassMutual Premier Short-Duration Bond Fund, Class I	59,380	51,858	75,696	35,542	372,841	-	-	(4,512)
MassMutual Premier Strategic Emerging Markets Fund, Class I	270,085	67,842	24,600	313,327	3,938,523	-	-	(106,161)
MassMutual Select Blue Chip Growth Fund, Class R5	281,510	18,973	300,483	-	-	-	-	1,205,619
MassMutual Select Blue Chip Growth Fund, Class I	-	311,655	10,013	301,642	5,266,663	-	-	(4,061)
MassMutual Select Diversified International Fund, Class R5	388,627	33,376	422,003	-	-	-	-	445,258
MassMutual Select Diversified International Fund, Class I	-	430,941	18,417	412,524	3,234,186	-	-	1,324
MassMutual Select Diversified Value Fund, Class R5	345,516	48,327	393,843	-	-	-	-	1,360,068
MassMutual Select Diversified Value Fund, Class I	-	420,005	13,703	406,302	5,875,123	-	-	(929)

85

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Growth Fund (Continued)
MassMutual Select Focused Value Fund, Class I	125,292	25,004	24,427	125,869	$3,131,627	$-	$-	$122,115
MassMutual Select Fundamental Growth Fund, Class R5	565,047	39,450	604,497	-	-	-	-	941,448
MassMutual Select Fundamental Growth Fund, Class I	-	617,249	19,944	597,305	5,178,637	-	-	(3,359)
MassMutual Select Fundamental Value Fund, Class I	392,133	50,797	99,860	343,070	4,960,797	-	-	306,716
MassMutual Select Growth Opportunities Fund, Class I	354,220	66,650	41,232	379,638	4,487,319	-	-	113,160
MassMutual Select Large Cap Value Fund, Class R5	350,031	55,898	405,929	-	-	-	-	44,562
MassMutual Select Large Cap Value Fund, Class I	-	449,656	14,765	434,891	4,344,561	-	-	(365)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	140,948	22,242	18,633	144,557	2,846,332	-	-	49,022
MassMutual Select Mid-Cap Value Fund, Class I	214,122	28,203	21,156	221,169	3,474,572	-	-	78,556
MassMutual Select Overseas Fund, Class I	957,653	199,030	84,086	1,072,597	9,932,249	-	-	127,343
MassMutual Select PIMCO Total Return Fund, Class I	15,973	9,492	4,117	21,348	223,092	-	-	(1,490)
MassMutual Select Small Cap Growth Equity Fund, Class I	99,130	20,348	54,140	65,338	1,281,941	-	-	195,695
MassMutual Select Small Cap Value Equity Fund, Class R5	203,810	9,552	213,362	-	-	-	-	879,537
MassMutual Select Small Cap Value Equity Fund, Class I	-	209,658	14,333	195,325	2,988,468	-	-	(4,612)
MassMutual Select Small Company Growth Fund, Class R5	98,135	5,488	103,623	-	-	-	-	154,231
MassMutual Select Small Company Growth Fund, Class I	-	82,657	6,176	76,481	960,606	-	-	(2,444)
MassMutual Select Small Company Value Fund, Class I	54,653	4,900	19,231	40,322	695,964	-	-	49,062
MassMutual Select Strategic Bond Fund, Class R5	13,238	1,171	14,409	-	-	-	-	(843)
MassMutual Select Strategic Bond Fund, Class I	-	16,967	2,149	14,818	154,104	-	-	86
MM MSCI EAFE International Index Fund, Class I	651,689	73,638	68,054	657,273	9,306,982	-	-	164,758
MM Russell 2000 Small Cap Index Fund, Class I	267,358	31,664	52,788	246,234	3,351,248	-	-	125,746
MM S&P Mid Cap Index Fund, Class I	305,900	39,122	29,891	315,131	4,216,450	-	-	53,488
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,016,205	508,829	105,995	1,419,039	4,569,305	-	-	(9,420)
Oppenheimer Developing Markets Fund, Class I**	97,017	25,278	44,177	78,118	3,113,777	-	-	53,820
Oppenheimer Global Real Estate Fund, Class I**	190,523	75,840	17,177	249,186	2,738,557	12,545	-	(5,494)
Oppenheimer International Bond Fund, Class I**	90,468	17,320	30,278	77,510	479,786	7,880	-	(5,010)
Oppenheimer Real Estate Fund, Class I**	81,462	21,905	22,813	80,554	2,184,614	18,763	-	13,543

					$113,757,191	$41,310	$-	$9,318,994

RetireSMART In Retirement Fund
Babson Global Floating Rate Fund, Class Y*	-	45,551	6,611	38,940	$397,582	$6,082	$-	$(210)
MassMutual Premier Core Bond Fund, Class I	1,504,753	335,012	250,351	1,589,414	18,151,112	-	-	(11,472)
MassMutual Premier Disciplined Growth Fund, Class R5	303,088	6,799	309,887	-	-	-	-	473,543

86

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART In Retirement Fund (Continued)
MassMutual Premier Disciplined Growth Fund, Class I	-	320,479	33,689	286,790	$3,656,571	$-	$-	$10,956
MassMutual Premier Disciplined Value Fund, Class R5	243,997	5,875	249,872	-	-	-	-	1,063,499
MassMutual Premier Disciplined Value Fund, Class I	-	259,897	28,128	231,769	3,680,498	-	-	12,437
MassMutual Premier Focused International Fund, Class I	25,515	1,726	5,868	21,373	278,059	-	-	12,055
MassMutual Premier High Yield Fund, Class I	167,690	19,843	53,965	133,568	1,370,405	-	-	62,199
MassMutual Premier Inflation-Protected and Income Fund, Class I	960,880	241,778	174,453	1,028,205	11,094,330	-	-	(147,891)
MassMutual Premier International Equity Fund, Class R5	51,278	1,110	52,388	-	-	-	-	135,672
MassMutual Premier International Equity Fund, Class I	-	53,584	5,484	48,100	754,207	-	-	635
MassMutual Premier Money Market Fund, Class R5	1,845,460	119,409	1,433,793	531,076	531,076	20	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	1,453,523	184,073	356,954	1,280,642	13,433,936	-	-	(138,932)
MassMutual Premier Strategic Emerging Markets Fund, Class I	140,033	18,104	34,235	123,902	1,557,448	-	-	(143,344)
MassMutual Select Blue Chip Growth Fund, Class R5	38,406	3,008	41,414	-	-	-	-	160,602
MassMutual Select Blue Chip Growth Fund, Class I	-	41,972	4,167	37,805	660,075	-	-	1,055
MassMutual Select Diversified International Fund, Class R5	100,445	3,095	103,540	-	-	-	-	152,260
MassMutual Select Diversified International Fund, Class I	-	106,814	12,081	94,733	742,709	-	-	2,149
MassMutual Select Diversified Value Fund, Class R5	47,114	8,257	55,371	-	-	-	-	189,691
MassMutual Select Diversified Value Fund, Class I	-	57,270	6,417	50,853	735,335	-	-	2,001
MassMutual Select Focused Value Fund, Class I	97,737	16,557	23,538	90,756	2,258,019	-	-	132,999
MassMutual Select Fundamental Growth Fund, Class R5	77,063	6,298	83,361	-	-	-	-	138,849
MassMutual Select Fundamental Growth Fund, Class I	-	84,470	9,679	74,791	648,438	-	-	364
MassMutual Select Fundamental Value Fund, Class I	53,463	5,247	15,385	43,325	626,479	-	-	49,117
MassMutual Select Growth Opportunities Fund, Class I	48,315	8,473	9,236	47,552	562,063	-	-	26,877
MassMutual Select Large Cap Value Fund, Class R5	47,722	9,665	57,387	-	-	-	-	31,952
MassMutual Select Large Cap Value Fund, Class I	-	60,690	6,331	54,359	543,046	-	-	1,354
MassMutual Select Mid Cap Growth Equity II Fund, Class I	36,649	5,301	7,138	34,812	685,452	-	-	36,287
MassMutual Select Mid-Cap Value Fund, Class I	55,659	7,040	9,443	53,256	836,649	-	-	40,241
MassMutual Select Overseas Fund, Class I	252,276	55,314	44,362	263,228	2,437,488	-	-	132,243
MassMutual Select PIMCO Total Return Fund, Class I	314,702	128,909	68,889	374,722	3,915,849	-	-	14,642
MassMutual Select Small Cap Growth Equity Fund, Class I	19,977	4,654	11,584	13,047	255,992	-	-	51,512
MassMutual Select Small Cap Value Equity Fund, Class R5	47,877	846	48,723	-	-	-	-	236,697

87

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART In Retirement Fund (Continued)
MassMutual Select Small Cap Value Equity Fund, Class I	-	45,504	6,273	39,231	$600,241	$-	$-	$(1,188)
MassMutual Select Small Company Growth Fund, Class R5	19,754	761	20,515	-	-	-	-	34,679
MassMutual Select Small Company Growth Fund, Class I	-	17,577	2,089	15,488	194,528	-	-	(707)
MassMutual Select Small Company Value Fund, Class I	14,094	1,013	7,046	8,061	139,125	-	-	17,686
MassMutual Select Strategic Bond Fund, Class R5	260,695	12,893	273,588	-	-	-	-	15,162
MassMutual Select Strategic Bond Fund, Class I	-	294,242	34,047	260,195	2,706,033	-	-	9,881
MM MSCI EAFE International Index Fund, Class I	172,763	15,633	39,136	149,260	2,113,518	-	-	100,669
MM Russell 2000 Small Cap Index Fund, Class I	54,446	9,271	14,270	49,447	672,977	-	-	39,007
MM S&P Mid Cap Index Fund, Class I	79,519	9,609	13,235	75,893	1,015,442	-	-	29,143
Oppenheimer Commodity Strategy Total Return Fund, Class I**	554,446	240,666	41,257	753,855	2,427,414	-	-	(1,521)
Oppenheimer Developing Markets Fund, Class I**	38,433	12,569	17,356	33,646	1,341,129	-	-	20,293
Oppenheimer Global Real Estate Fund, Class I**	89,284	42,083	7,859	123,508	1,357,348	6,357	-	(1,080)
Oppenheimer International Bond Fund, Class I**	493,454	118,397	95,728	516,123	3,194,802	51,273	-	(18,857)
Oppenheimer Real Estate Fund, Class I**	37,052	15,562	12,387	40,227	1,090,955	9,565	-	8,608

					$86,666,330	$73,297	$-	$2,981,814

RetireSMART 2010 Fund
Babson Global Floating Rate Fund, Class Y*	-	78,092	15,981	62,111	$634,148	$9,283	$-	$(418)
MassMutual Premier Core Bond Fund, Class I	1,840,897	508,385	569,953	1,779,329	20,319,942	-	-	(62,388)
MassMutual Premier Disciplined Growth Fund, Class R5	463,417	23,678	487,095	-	-	-	-	726,779
MassMutual Premier Disciplined Growth Fund, Class I	-	490,874	98,210	392,664	5,006,460	-	-	35,594
MassMutual Premier Disciplined Value Fund, Class R5	373,027	19,723	392,750	-	-	-	-	1,593,477
MassMutual Premier Disciplined Value Fund, Class I	-	398,033	80,417	317,616	5,043,737	-	-	39,703
MassMutual Premier Focused International Fund, Class I	47,303	4,150	15,786	35,667	464,023	-	-	32,313
MassMutual Premier High Yield Fund, Class I	262,539	41,990	120,522	184,007	1,887,915	-	-	125,130
MassMutual Premier Inflation-Protected and Income Fund, Class I	948,817	337,416	342,761	943,472	10,180,059	-	-	(364,389)
MassMutual Premier International Equity Fund, Class R5	95,051	5,002	100,053	-	-	-	-	223,576
MassMutual Premier International Equity Fund, Class I	-	104,830	22,309	82,521	1,293,936	-	-	2,379
MassMutual Premier Money Market Fund, Class R5	885,953	86,501	793,220	179,234	179,234	9	-	1
MassMutual Premier Short-Duration Bond Fund, Class I	1,298,730	188,684	586,882	900,532	9,446,576	-	-	(145,023)
MassMutual Premier Strategic Emerging Markets Fund, Class I	172,595	38,341	57,613	153,323	1,927,276	-	-	(149,740)
MassMutual Select Blue Chip Growth Fund, Class R5	64,903	7,326	72,229	-	-	-	-	260,999
MassMutual Select Blue Chip Growth Fund, Class I	-	72,166	13,896	58,270	1,017,390	-	-	4,039

88

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2010 Fund (Continued)
MassMutual Select Diversified International Fund, Class R5	186,425	11,472	197,897	-	$-	$-	$-	$260,414
MassMutual Select Diversified International Fund, Class I	-	205,380	43,786	161,594	1,266,897	-	-	8,184
MassMutual Select Diversified Value Fund, Class R5	79,602	16,972	96,574	-	-	-	-	308,735
MassMutual Select Diversified Value Fund, Class I	-	98,431	20,345	78,086	1,129,118	-	-	7,598
MassMutual Select Focused Value Fund, Class I	123,685	29,104	49,265	103,524	2,575,682	-	-	273,731
MassMutual Select Fundamental Growth Fund, Class R5	130,204	14,189	144,393	-	-	-	-	228,174
MassMutual Select Fundamental Growth Fund, Class I	-	145,247	30,172	115,075	997,698	-	-	2,110
MassMutual Select Fundamental Value Fund, Class I	90,315	13,867	36,765	67,417	974,851	-	-	119,119
MassMutual Select Growth Opportunities Fund, Class I	81,650	19,037	27,486	73,201	865,239	-	-	81,890
MassMutual Select Large Cap Value Fund, Class R5	80,623	19,154	99,777	-	-	-	-	56,320
MassMutual Select Large Cap Value Fund, Class I	-	104,242	20,901	83,341	832,579	-	-	4,935
MassMutual Select Mid Cap Growth Equity II Fund, Class I	82,186	14,780	27,790	69,176	1,362,070	-	-	119,608
MassMutual Select Mid-Cap Value Fund, Class I	124,795	21,246	40,284	105,757	1,661,437	-	-	172,871
MassMutual Select Overseas Fund, Class I	467,595	113,997	147,662	433,930	4,018,196	-	-	431,967
MassMutual Select PIMCO Total Return Fund, Class I	387,146	162,292	137,345	412,093	4,306,374	-	-	13,939
MassMutual Select Small Cap Growth Equity Fund, Class I	41,663	10,431	29,462	22,632	444,035	-	-	104,871
MassMutual Select Small Cap Value Equity Fund, Class R5	91,631	4,059	95,690	-	-	-	-	407,755
MassMutual Select Small Cap Value Equity Fund, Class I	-	90,604	21,585	69,019	1,055,985	-	-	(4,255)
MassMutual Select Small Company Growth Fund, Class R5	41,193	2,382	43,575	-	-	-	-	54,416
MassMutual Select Small Company Growth Fund, Class I	-	34,750	6,230	28,520	358,211	-	-	(2,085)
MassMutual Select Small Company Value Fund, Class I	25,571	2,792	14,018	14,345	247,596	-	-	28,995
MassMutual Select Strategic Bond Fund, Class R5	320,734	22,727	343,461	-	-	-	-	(17,353)
MassMutual Select Strategic Bond Fund, Class I	-	360,018	73,775	286,243	2,976,931	-	-	22,483
MM MSCI EAFE International Index Fund, Class I	320,070	36,415	102,923	253,562	3,590,437	-	-	272,727
MM Russell 2000 Small Cap Index Fund, Class I	114,317	17,524	43,179	88,662	1,206,686	-	-	120,022
MM S&P Mid Cap Index Fund, Class I	178,282	28,355	55,931	150,706	2,016,447	-	-	128,089
Oppenheimer Commodity Strategy Total Return Fund, Class I**	687,443	339,289	76,995	949,737	3,058,153	-	-	(6,201)
Oppenheimer Developing Markets Fund, Class I**	51,184	14,479	23,695	41,968	1,672,858	-	-	26,554
Oppenheimer Global Real Estate Fund, Class I**	115,656	58,142	13,619	160,179	1,760,369	8,064	-	(5,020)
Oppenheimer International Bond Fund, Class I**	555,786	146,256	114,753	587,289	3,635,318	57,433	-	(21,963)
Oppenheimer Real Estate Fund, Class I**	47,461	21,425	16,961	51,925	1,408,206	12,069	-	7,900

					$100,822,069	$86,858	$-	$5,528,562

89

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2015 Fund
Babson Global Floating Rate Fund, Class Y*	-	44,482	24,977	19,505	$199,146	$2,697	$-	$29
MassMutual Premier Core Bond Fund, Class I	270,406	471,726	30,599	711,533	8,125,708	-	-	(6,486)
MassMutual Premier Disciplined Growth Fund, Class R5	101,313	18,993	120,306	-	-	-	-	(9,613)
MassMutual Premier Disciplined Growth Fund, Class I	-	219,198	6,842	212,356	2,707,533	-	-	(612)
MassMutual Premier Disciplined Value Fund, Class R5	81,565	15,497	97,062	-	-	-	-	176,663
MassMutual Premier Disciplined Value Fund, Class I	-	176,950	5,867	171,083	2,716,794	-	-	(209)
MassMutual Premier Focused International Fund, Class I	10,968	12,405	1,328	22,045	286,810	-	-	996
MassMutual Premier High Yield Fund, Class I	49,948	81,767	38,974	92,741	951,524	-	-	(6,320)
MassMutual Premier Inflation-Protected and Income Fund, Class I	147,425	262,734	16,370	393,789	4,248,988	-	-	(23,087)
MassMutual Premier International Equity Fund, Class R5	22,046	4,318	26,364	-	-	-	-	12,587
MassMutual Premier International Equity Fund, Class I	-	53,212	6,004	47,208	740,215	-	-	372
MassMutual Premier Money Market Fund, Class R5	86,429	52,452	78,270	60,611	60,611	1	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	191,120	188,408	67,545	311,983	3,272,700	-	-	(6,493)
MassMutual Premier Strategic Emerging Markets Fund, Class I	39,249	55,044	9,508	84,785	1,065,747	-	-	(9,106)
MassMutual Select Blue Chip Growth Fund, Class R5	18,685	4,182	22,867	-	-	-	-	36,320
MassMutual Select Blue Chip Growth Fund, Class I	-	41,056	1,459	39,597	691,365	-	-	(642)
MassMutual Select Diversified International Fund, Class R5	43,559	8,974	52,533	-	-	-	-	22,553
MassMutual Select Diversified International Fund, Class I	-	97,554	3,764	93,790	735,313	-	-	239
MassMutual Select Diversified Value Fund, Class R5	22,924	7,341	30,265	-	-	-	-	47,228
MassMutual Select Diversified Value Fund, Class I	-	56,001	2,267	53,734	776,987	-	-	(331)
MassMutual Select Focused Value Fund, Class I	24,417	32,445	5,395	51,467	1,280,499	-	-	15,364
MassMutual Select Fundamental Growth Fund, Class R5	37,489	8,573	46,062	-	-	-	-	33,856
MassMutual Select Fundamental Growth Fund, Class I	-	82,612	3,820	78,792	683,126	-	-	(745)
MassMutual Select Fundamental Value Fund, Class I	26,015	25,497	8,274	43,238	625,217	-	-	11,340
MassMutual Select Growth Opportunities Fund, Class I	23,509	30,913	4,335	50,087	592,024	-	-	8,184
MassMutual Select Large Cap Value Fund, Class R5	23,215	8,105	31,320	-	-	-	-	15,078
MassMutual Select Large Cap Value Fund, Class I	-	59,842	2,017	57,825	577,670	-	-	(137)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	18,886	23,960	2,930	39,916	785,952	-	-	8,988
MassMutual Select Mid-Cap Value Fund, Class I	28,697	36,260	3,881	61,076	959,506	-	-	10,382
MassMutual Select Overseas Fund, Class I	108,474	172,617	42,321	238,770	2,211,009	-	-	52,368
MassMutual Select PIMCO Total Return Fund, Class I	58,227	111,899	6,330	163,796	1,711,672	-	-	(1,467)

90

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2015 Fund (Continued)
MassMutual Select Small Cap Growth Equity Fund, Class I	9,720	10,777	5,962	14,535	$285,184	$-	$-	$4,787
MassMutual Select Small Cap Value Equity Fund, Class R5	20,656	3,418	24,074	-	-	-	-	53,001
MassMutual Select Small Cap Value Equity Fund, Class I	-	41,687	2,524	39,163	599,199	-	-	(1,338)
MassMutual Select Small Company Growth Fund, Class R5	9,622	2,009	11,631	-	-	-	-	(1,093)
MassMutual Select Small Company Growth Fund, Class I	-	14,325	742	13,583	170,605	-	-	(317)
MassMutual Select Small Company Value Fund, Class I	5,649	5,142	2,267	8,524	147,121	-	-	912
MassMutual Select Strategic Bond Fund, Class R5	48,242	11,808	60,050	-	-	-	-	(5,088)
MassMutual Select Strategic Bond Fund, Class I	-	116,156	2,538	113,618	1,181,629	-	-	408
MM MSCI EAFE International Index Fund, Class I	74,083	83,406	8,398	149,091	2,111,129	-	-	14,821
MM Russell 2000 Small Cap Index Fund, Class I	26,443	30,330	6,156	50,617	688,901	-	-	9,469
MM S&P Mid Cap Index Fund, Class I	40,986	51,303	5,148	87,141	1,165,944	-	-	6,718
Oppenheimer Commodity Strategy Total Return Fund, Class I**	144,981	290,760	17,414	418,327	1,347,011	-	-	(494)
Oppenheimer Developing Markets Fund, Class I**	10,276	9,061	4,617	14,720	586,752	-	-	7,298
Oppenheimer Global Real Estate Fund, Class I**	24,303	48,374	3,111	69,566	764,531	2,803	-	(653)
Oppenheimer International Bond Fund, Class I**	108,097	136,627	31,717	213,007	1,318,513	12,019	-	(3,765)
Oppenheimer Real Estate Fund, Class I**	10,644	18,319	5,188	23,775	644,781	4,322	-	9,122

					$47,017,416	$21,842	$-	$481,087

RetireSMART 2020 Fund
Babson Global Floating Rate Fund, Class Y*	-	406,722	44,644	362,078	$3,696,818	$53,469	$-	$(1,095)
MassMutual Premier Core Bond Fund, Class I	3,911,492	1,552,513	688,153	4,775,852	54,540,228	-	-	(129,000)
MassMutual Premier Disciplined Growth Fund, Class R5	2,531,365	101,196	2,632,561	-	-	-	-	5,391,851
MassMutual Premier Disciplined Growth Fund, Class I	-	2,877,060	337,832	2,539,228	32,375,160	-	-	129,259
MassMutual Premier Disciplined Value Fund, Class R5	2,037,790	83,279	2,121,069	-	-	-	-	10,177,987
MassMutual Premier Disciplined Value Fund, Class I	-	2,332,713	280,446	2,052,267	32,589,994	-	-	141,375
MassMutual Premier Focused International Fund, Class I	295,416	30,103	61,700	263,819	3,432,289	-	-	82,731
MassMutual Premier High Yield Fund, Class I	1,518,857	243,149	560,132	1,201,874	12,331,227	-	-	540,404
MassMutual Premier Inflation-Protected and Income Fund, Class I	2,369,118	822,375	473,207	2,718,286	29,330,303	-	-	(368,284)
MassMutual Premier International Equity Fund, Class R5	593,642	26,113	619,755	-	-	-	-	1,446,785
MassMutual Premier International Equity Fund, Class I	-	704,590	97,835	606,755	9,513,918	-	-	10,124
MassMutual Premier Money Market Fund, Class R5	847,550	83,335	712,364	218,521	218,521	9	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	2,926,751	528,191	1,020,671	2,434,271	25,535,506	-	-	(268,634)
MassMutual Premier Strategic Emerging Markets Fund, Class I	945,099	245,835	167,112	1,023,822	12,869,445	-	-	(673,253)

91

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2020 Fund (Continued)
MassMutual Select Blue Chip Growth Fund, Class R5	673,916	37,657	711,573	-	$-	$-	$-	$2,678,280
MassMutual Select Blue Chip Growth Fund, Class I	-	788,468	88,181	700,287	12,227,017	-	-	28,634
MassMutual Select Diversified International Fund, Class R5	1,174,562	58,912	1,233,474	-	-	-	-	1,407,654
MassMutual Select Diversified International Fund, Class I	-	1,372,430	183,785	1,188,645	9,318,979	-	-	34,442
MassMutual Select Diversified Value Fund, Class R5	826,735	117,891	944,626	-	-	-	-	3,411,410
MassMutual Select Diversified Value Fund, Class I	-	1,063,503	121,739	941,764	13,617,902	-	-	52,359
MassMutual Select Focused Value Fund, Class I	542,445	135,356	140,001	537,800	13,380,476	-	-	830,097
MassMutual Select Fundamental Growth Fund, Class R5	1,352,238	75,524	1,427,762	-	-	-	-	2,386,304
MassMutual Select Fundamental Growth Fund, Class I	-	1,572,193	186,777	1,385,416	12,011,560	-	-	17,082
MassMutual Select Fundamental Value Fund, Class I	938,120	148,157	284,498	801,779	11,593,728	-	-	954,388
MassMutual Select Growth Opportunities Fund, Class I	847,857	198,274	165,077	881,054	10,414,059	-	-	494,856
MassMutual Select Large Cap Value Fund, Class R5	837,391	137,963	975,354	-	-	-	-	279,578
MassMutual Select Large Cap Value Fund, Class I	-	1,139,113	132,364	1,006,749	10,057,422	-	-	32,841
MassMutual Select Mid Cap Growth Equity II Fund, Class I	463,749	96,318	94,937	465,130	9,158,417	-	-	416,169
MassMutual Select Mid-Cap Value Fund, Class I	704,291	133,398	126,548	711,141	11,172,032	-	-	556,309
MassMutual Select Overseas Fund, Class I	2,920,569	755,212	543,219	3,132,562	29,007,523	-	-	922,921
MassMutual Select PIMCO Total Return Fund, Class I	814,671	456,452	182,275	1,088,848	11,378,463	-	-	(7,637)
MassMutual Select Small Cap Growth Equity Fund, Class I	253,477	61,262	150,205	164,534	3,228,148	-	-	579,230
MassMutual Select Small Cap Value Equity Fund, Class R5	556,925	19,287	576,212	-	-	-	-	2,517,658
MassMutual Select Small Cap Value Equity Fund, Class I	-	588,843	98,668	490,175	7,499,676	-	-	(25,764)
MassMutual Select Small Company Growth Fund, Class R5	250,743	11,125	261,868	-	-	-	-	395,241
MassMutual Select Small Company Growth Fund, Class I	-	227,677	28,592	199,085	2,500,502	-	-	(8,880)
MassMutual Select Small Company Value Fund, Class I	155,258	19,011	70,354	103,915	1,793,571	-	-	151,340
MassMutual Select Strategic Bond Fund, Class R5	674,875	63,420	738,295	-	-	-	-	(27,254)
MassMutual Select Strategic Bond Fund, Class I	-	853,412	97,453	755,959	7,861,969	-	-	31,215
MM MSCI EAFE International Index Fund, Class I	1,993,341	257,324	370,990	1,879,675	26,616,196	-	-	989,384
MM Russell 2000 Small Cap Index Fund, Class I	695,704	117,179	175,970	636,913	8,668,382	-	-	479,412
MM S&P Mid Cap Index Fund, Class I	1,006,168	180,934	173,378	1,013,724	13,563,625	-	-	397,695
Oppenheimer Commodity Strategy Total Return Fund, Class I**	3,764,596	2,151,976	141,382	5,775,190	18,596,113	-	-	(5,687)
Oppenheimer Developing Markets Fund, Class I**	305,537	73,226	118,778	259,985	10,363,020	-	-	124,308
Oppenheimer Global Real Estate Fund, Class I**	674,889	344,368	28,317	990,940	10,890,428	48,913	-	(3,636)

92

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income		Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2020 Fund (Continued)
Oppenheimer International Bond Fund, Class I**	1,999,216	562,268	355,423	2,206,061	$13,655,516	$207,211		$-	$(97,123)
Oppenheimer Real Estate Fund, Class I**	280,913	117,288	75,536	322,665	8,750,672	73,473		-	59,972

					$503,758,805	$383,075		$-	$36,533,048

RetireSMART 2025 Fund
Babson Global Floating Rate Fund, Class Y*	-	83,297	30,248	53,049	$541,626	$6,983		$-	$(295)
MassMutual Premier Core Bond Fund, Class I	130,056	333,157	22,083	441,130	5,037,706	-		-	(7,998)
MassMutual Premier Disciplined Growth Fund, Class R5	150,859	45,717	196,576	-	-	-		-	(19,890)
MassMutual Premier Disciplined Growth Fund, Class I	-	376,102	6,967	369,135	4,706,473	-		-	292
MassMutual Premier Disciplined Value Fund, Class R5	121,493	37,332	158,825	-	-	-		-	256,423
MassMutual Premier Disciplined Value Fund, Class I	-	303,596	6,133	297,463	4,723,713	-		-	972
MassMutual Premier Focused International Fund, Class I	19,815	28,687	2,574	45,928	597,519	-		-	2,239
MassMutual Premier High Yield Fund, Class I	118,184	182,126	51,431	248,879	2,553,494	-		-	3,811
MassMutual Premier Inflation-Protected and Income Fund, Class I	92,783	189,386	14,030	268,139	2,893,215	-		-	(17,663)
MassMutual Premier International Equity Fund, Class R5	39,758	12,730	52,488	-	-	-		-	23,130
MassMutual Premier International Equity Fund, Class I	-	112,185	12,400	99,785	1,564,625	-		-	686
MassMutual Premier Money Market Fund, Class R5	13,420	11,889	13,703	11,606	11,606	-	†	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	107,987	128,510	54,050	182,447	1,913,871	-		-	(4,991)
MassMutual Premier Strategic Emerging Markets Fund, Class I	62,872	120,797	10,801	172,868	2,172,954	-		-	(10,195)
MassMutual Select Blue Chip Growth Fund, Class R5	45,821	14,510	60,331	-	-	-		-	88,213
MassMutual Select Blue Chip Growth Fund, Class I	-	119,034	2,007	117,027	2,043,283	-		-	(323)
MassMutual Select Diversified International Fund, Class R5	78,884	26,352	105,236	-	-	-		-	39,495
MassMutual Select Diversified International Fund, Class I	-	202,964	5,709	197,255	1,546,480	-		-	518
MassMutual Select Diversified Value Fund, Class R5	56,268	24,035	80,303	-	-	-		-	118,715
MassMutual Select Diversified Value Fund, Class I	-	161,837	2,756	159,081	2,300,316	-		-	277
MassMutual Select Focused Value Fund, Class I	30,054	50,178	6,676	73,556	1,830,064	-		-	13,023
MassMutual Select Fundamental Growth Fund, Class R5	92,009	29,480	121,489	-	-	-		-	84,162
MassMutual Select Fundamental Growth Fund, Class I	-	237,497	4,672	232,825	2,018,592	-		-	(442)
MassMutual Select Fundamental Value Fund, Class I	63,867	83,132	18,625	128,374	1,856,291	-		-	23,550
MassMutual Select Growth Opportunities Fund, Class I	57,662	97,574	7,038	148,198	1,751,700	-		-	15,102
MassMutual Select Large Cap Value Fund, Class R5	57,011	25,938	82,949	-	-	-		-	38,412
MassMutual Select Large Cap Value Fund, Class I	-	174,001	2,974	171,027	1,708,555	-		-	208
MassMutual Select Mid Cap Growth Equity II Fund, Class I	29,119	46,296	4,280	71,135	1,400,648	-		-	12,181

93

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2025 Fund (Continued)
MassMutual Select Mid-Cap Value Fund, Class I	44,248	69,870	5,239	108,879	$1,710,482	$-	$-	$13,439
MassMutual Select Overseas Fund, Class I	195,788	394,304	102,488	487,604	4,515,212	-	-	115,303
MassMutual Select PIMCO Total Return Fund, Class I	28,924	72,358	5,915	95,367	996,590	-	-	(2,102)
MassMutual Select Small Cap Growth Equity Fund, Class I	18,706	25,601	12,638	31,669	621,339	-	-	5,950
MassMutual Select Small Cap Value Equity Fund, Class R5	37,960	10,377	48,337	-	-	-	-	95,993
MassMutual Select Small Cap Value Equity Fund, Class I	-	89,093	4,267	84,826	1,297,835	-	-	(1,750)
MassMutual Select Small Company Growth Fund, Class R5	18,576	6,045	24,621	-	-	-	-	(1,570)
MassMutual Select Small Company Growth Fund, Class I	-	30,437	1,406	29,031	364,624	-	-	(466)
MassMutual Select Small Company Value Fund, Class I	10,078	12,003	3,671	18,410	317,762	-	-	1,879
MassMutual Select Strategic Bond Fund, Class R5	23,953	9,068	33,021	-	-	-	-	(2,045)
MassMutual Select Strategic Bond Fund, Class I	-	67,214	1,103	66,111	687,553	-	-	217
MM MSCI EAFE International Index Fund, Class I	133,577	194,659	13,445	314,791	4,457,442	-	-	28,110
MM Russell 2000 Small Cap Index Fund, Class I	50,585	71,380	12,988	108,977	1,483,170	-	-	15,869
MM S&P Mid Cap Index Fund, Class I	63,213	99,150	7,192	155,171	2,076,192	-	-	10,362
Oppenheimer Commodity Strategy Total Return Fund, Class I**	235,202	598,217	27,209	806,210	2,595,996	-	-	(753)
Oppenheimer Developing Markets Fund, Class I**	18,640	18,347	8,226	28,761	1,146,413	-	-	12,018
Oppenheimer Global Real Estate Fund, Class I**	39,813	99,267	4,151	134,929	1,482,865	5,420	-	(1,159)
Oppenheimer International Bond Fund, Class I**	131,193	198,819	46,623	283,389	1,754,178	15,534	-	(8,894)
Oppenheimer Real Estate Fund, Class I**	18,623	36,446	9,185	45,884	1,244,377	8,353	-	19,244

					$69,924,761	$36,290	$-	$959,257

RetireSMART 2030 Fund
Babson Global Floating Rate Fund, Class Y*	-	490,917	13,470	477,447	$4,874,735	$65,806	$-	$(453)
MassMutual Premier Core Bond Fund, Class I	1,413,036	906,349	310,887	2,008,498	22,937,042	-	-	(29,107)
MassMutual Premier Disciplined Growth Fund, Class R5	2,302,719	131,095	2,433,814	-	-	-	-	3,924,196
MassMutual Premier Disciplined Growth Fund, Class I	-	2,801,007	269,735	2,531,272	32,273,718	-	-	101,737
MassMutual Premier Disciplined Value Fund, Class R5	1,853,755	108,618	1,962,373	-	-	-	-	8,664,640
MassMutual Premier Disciplined Value Fund, Class I	-	2,270,498	225,302	2,045,196	32,477,709	-	-	112,257
MassMutual Premier Focused International Fund, Class I	334,336	58,116	57,711	334,741	4,354,986	-	-	80,471
MassMutual Premier High Yield Fund, Class I	1,728,327	504,283	590,510	1,642,100	16,847,943	-	-	330,407
MassMutual Premier Inflation-Protected and Income Fund, Class I	947,568	455,792	247,590	1,155,770	12,470,762	-	-	(396,011)
MassMutual Premier International Equity Fund, Class R5	671,879	52,479	724,358	-	-	-	-	1,647,996
MassMutual Premier International Equity Fund, Class I	-	876,303	104,072	772,231	12,108,581	-	-	10,640
MassMutual Premier Short-Duration Bond Fund, Class I	1,148,260	302,304	674,714	775,850	8,138,667	-	-	(93,624)

94

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2030 Fund (Continued)
MassMutual Premier Strategic Emerging Markets Fund, Class I	933,191	384,114	119,274	1,198,031	$15,059,246	$-	$-	$(462,953)
MassMutual Select Blue Chip Growth Fund, Class R5	807,264	58,823	866,087	-	-	-	-	3,799,504
MassMutual Select Blue Chip Growth Fund, Class I	-	1,017,812	96,668	921,144	16,083,173	-	-	25,886
MassMutual Select Diversified International Fund, Class R5	1,334,643	117,593	1,452,236	-	-	-	-	1,600,709
MassMutual Select Diversified International Fund, Class I	-	1,694,626	184,279	1,510,347	11,841,124	-	-	34,846
MassMutual Select Diversified Value Fund, Class R5	990,419	157,148	1,147,567	-	-	-	-	4,123,116
MassMutual Select Diversified Value Fund, Class I	-	1,373,526	133,062	1,240,464	17,937,110	-	-	53,796
MassMutual Select Focused Value Fund, Class I	446,201	142,799	109,861	479,139	11,920,975	-	-	651,416
MassMutual Select Fundamental Growth Fund, Class R5	1,619,919	118,709	1,738,628	-	-	-	-	2,990,006
MassMutual Select Fundamental Growth Fund, Class I	-	2,021,767	198,225	1,823,542	15,810,105	-	-	16,927
MassMutual Select Fundamental Value Fund, Class I	1,123,894	252,901	326,380	1,050,415	15,188,997	-	-	1,091,973
MassMutual Select Growth Opportunities Fund, Class I	1,015,629	316,466	172,043	1,160,052	13,711,812	-	-	514,358
MassMutual Select Large Cap Value Fund, Class R5	1,003,194	181,617	1,184,811	-	-	-	-	256,882
MassMutual Select Large Cap Value Fund, Class I	-	1,471,283	144,073	1,327,210	13,258,825	-	-	33,710
MassMutual Select Mid Cap Growth Equity II Fund, Class I	475,386	132,581	87,546	520,421	10,247,082	-	-	312,743
MassMutual Select Mid-Cap Value Fund, Class I	722,034	185,448	111,229	796,253	12,509,134	-	-	491,086
MassMutual Select Overseas Fund, Class I	3,305,355	1,223,944	670,307	3,858,992	35,734,263	-	-	1,140,899
MassMutual Select PIMCO Total Return Fund, Class I	299,482	235,088	94,795	439,775	4,595,648	-	-	(3,203)
MassMutual Select Small Cap Growth Equity Fund, Class I	324,133	97,416	191,665	229,884	4,510,325	-	-	722,102
MassMutual Select Small Cap Value Equity Fund, Class R5	679,289	34,307	713,596	-	-	-	-	3,144,229
MassMutual Select Small Cap Value Equity Fund, Class I	-	783,207	103,298	679,909	10,402,608	-	-	(20,101)
MassMutual Select Small Company Growth Fund, Class R5	320,679	19,859	340,538	-	-	-	-	529,320
MassMutual Select Small Company Growth Fund, Class I	-	300,478	34,470	266,008	3,341,056	-	-	(11,410)
MassMutual Select Small Company Value Fund, Class I	184,253	33,031	75,222	142,062	2,451,987	-	-	206,605
MassMutual Select Strategic Bond Fund, Class R5	248,090	28,002	276,092	-	-	-	-	(18,603)
MassMutual Select Strategic Bond Fund, Class I	-	337,765	32,484	305,281	3,174,920	-	-	10,236
MM MSCI EAFE International Index Fund, Class I	2,253,036	468,646	325,198	2,396,484	33,934,219	-	-	946,763
MM Russell 2000 Small Cap Index Fund, Class I	879,089	201,559	215,688	864,960	11,772,110	-	-	564,702
MM S&P Mid Cap Index Fund, Class I	1,031,496	258,642	155,363	1,134,775	15,183,288	-	-	366,524
Oppenheimer Commodity Strategy Total Return Fund, Class I**	3,733,670	2,582,868	137,368	6,179,170	19,896,926	-	-	(5,571)
Oppenheimer Developing Markets Fund, Class I**	335,450	69,608	125,003	280,055	11,163,011	-	-	124,616

95

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2030 Fund (Continued)
Oppenheimer Global Real Estate Fund, Class I**	684,633	392,772	21,775	1,055,630	$11,601,373	$50,974	$-	$(3,750)
Oppenheimer International Bond Fund, Class I**	1,581,124	572,439	299,691	1,853,872	11,475,468	165,653	-	(86,706)
Oppenheimer Real Estate Fund, Class I**	287,200	131,992	74,450	344,742	9,349,409	76,645	-	68,356

					$488,638,337	$359,078	$-	$37,562,162

RetireSMART 2035 Fund
Babson Global Floating Rate Fund, Class Y*	-	41,856	12,498	29,358	$299,750	$3,749	$-	$(228)
MassMutual Premier Core Bond Fund, Class I	61,817	143,401	11,356	193,862	2,213,909	-	-	(3,311)
MassMutual Premier Disciplined Growth Fund, Class R5	116,672	37,500	154,172	-	-	-	-	5,865
MassMutual Premier Disciplined Growth Fund, Class I	-	262,800	3,515	259,285	3,305,884	-	-	(484)
MassMutual Premier Disciplined Value Fund, Class R5	93,946	30,582	124,528	-	-	-	-	225,571
MassMutual Premier Disciplined Value Fund, Class I	-	212,322	3,332	208,990	3,318,767	-	-	(58)
MassMutual Premier Focused International Fund, Class I	18,350	23,761	3,340	38,771	504,415	-	-	2,623
MassMutual Premier High Yield Fund, Class I	67,719	89,388	23,700	133,407	1,368,757	-	-	2,288
MassMutual Premier Inflation-Protected and Income Fund, Class I	37,084	65,167	8,917	93,334	1,007,073	-	-	(13,875)
MassMutual Premier International Equity Fund, Class R5	36,862	12,935	49,797	-	-	-	-	26,475
MassMutual Premier International Equity Fund, Class I	-	94,245	8,816	85,429	1,339,530	-	-	397
MassMutual Premier Short-Duration Bond Fund, Class I	51,729	52,175	36,782	67,122	704,105	-	-	(3,914)
MassMutual Premier Strategic Emerging Markets Fund, Class I	54,851	95,067	7,579	142,339	1,789,199	-	-	(4,588)
MassMutual Select Blue Chip Growth Fund, Class R5	47,692	15,744	63,436	-	-	-	-	107,221
MassMutual Select Blue Chip Growth Fund, Class I	-	111,471	1,352	110,119	1,922,681	-	-	(605)
MassMutual Select Diversified International Fund, Class R5	73,240	26,830	100,070	-	-	-	-	40,768
MassMutual Select Diversified International Fund, Class I	-	171,620	3,266	168,354	1,319,895	-	-	111
MassMutual Select Diversified Value Fund, Class R5	58,545	25,296	83,841	-	-	-	-	139,958
MassMutual Select Diversified Value Fund, Class I	-	151,291	1,856	149,435	2,160,834	-	-	(226)
MassMutual Select Focused Value Fund, Class I	24,182	34,222	5,499	52,905	1,316,274	-	-	16,769
MassMutual Select Fundamental Growth Fund, Class R5	95,738	32,009	127,747	-	-	-	-	101,261
MassMutual Select Fundamental Growth Fund, Class I	-	221,685	2,730	218,955	1,898,336	-	-	(528)
MassMutual Select Fundamental Value Fund, Class I	66,450	74,882	19,894	121,438	1,755,999	-	-	38,925
MassMutual Select Growth Opportunities Fund, Class I	60,010	86,750	7,507	139,253	1,645,973	-	-	21,644
MassMutual Select Large Cap Value Fund, Class R5	59,310	27,251	86,561	-	-	-	-	44,935
MassMutual Select Large Cap Value Fund, Class I	-	162,560	1,991	160,569	1,604,080	-	-	(76)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	26,310	35,811	3,942	58,179	1,145,551	-	-	13,417

96

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2035 Fund (Continued)
MassMutual Select Mid-Cap Value Fund, Class I	39,978	53,777	4,713	89,042	$1,398,845	$-	$-	$14,787
MassMutual Select Overseas Fund, Class I	181,420	318,188	86,073	413,535	3,829,337	-	-	121,226
MassMutual Select PIMCO Total Return Fund, Class I	13,682	29,718	3,119	40,281	420,937	-	-	(1,329)
MassMutual Select Small Cap Growth Equity Fund, Class I	18,552	21,832	12,410	27,974	548,859	-	-	14,685
MassMutual Select Small Cap Value Equity Fund, Class R5	36,840	11,383	48,223	-	-	-	-	105,221
MassMutual Select Small Cap Value Equity Fund, Class I	-	79,432	3,180	76,252	1,166,652	-	-	(1,147)
MassMutual Select Small Company Growth Fund, Class R5	18,419	6,279	24,698	-	-	-	-	2,547
MassMutual Select Small Company Growth Fund, Class I	-	27,965	1,244	26,721	335,612	-	-	(411)
MassMutual Select Small Company Value Fund, Class I	9,642	10,100	3,342	16,400	283,064	-	-	3,129
MassMutual Select Strategic Bond Fund, Class R5	11,313	4,552	15,865	-	-	-	-	(1,315)
MassMutual Select Strategic Bond Fund, Class I	-	28,332	407	27,925	290,417	-	-	42
MM MSCI EAFE International Index Fund, Class I	123,686	159,507	14,297	268,896	3,807,574	-	-	33,318
MM Russell 2000 Small Cap Index Fund, Class I	49,860	60,651	12,767	97,744	1,330,299	-	-	24,631
MM S&P Mid Cap Index Fund, Class I	57,108	76,386	6,592	126,902	1,697,947	-	-	12,798
Oppenheimer Commodity Strategy Total Return Fund, Class I**	201,601	444,274	22,795	623,080	2,006,316	-	-	(863)
Oppenheimer Developing Markets Fund, Class I**	17,248	15,061	8,125	24,184	963,960	-	-	12,543
Oppenheimer Global Real Estate Fund, Class I**	35,442	73,591	3,769	105,264	1,156,848	4,350	-	(1,779)
Oppenheimer International Bond Fund, Class I**	78,099	103,869	27,150	154,818	958,326	9,232	-	(5,456)
Oppenheimer Real Estate Fund, Class I**	16,129	26,800	7,235	35,694	968,009	6,689	-	10,545

					$51,784,014	$24,020	$-	$1,103,507

RetireSMART 2040 Fund
Babson Global Floating Rate Fund, Class Y*	-	194,751	7,306	187,445	$1,913,814	$26,495	$-	$(311)
MassMutual Premier Core Bond Fund, Class I	758,046	399,964	171,835	986,175	11,262,116	-	-	(31,381)
MassMutual Premier Disciplined Growth Fund, Class R5	1,316,429	84,942	1,401,371	-	-	-	-	1,900,612
MassMutual Premier Disciplined Growth Fund, Class I	-	1,533,407	146,912	1,386,495	17,677,805	-	-	54,372
MassMutual Premier Disciplined Value Fund, Class R5	1,059,808	69,402	1,129,210	-	-	-	-	4,491,064
MassMutual Premier Disciplined Value Fund, Class I	-	1,243,517	122,974	1,120,543	17,794,231	-	-	60,359
MassMutual Premier Focused International Fund, Class I	225,627	29,113	39,427	215,313	2,801,218	-	-	85,940
MassMutual Premier High Yield Fund, Class I	712,003	157,994	237,150	632,847	6,493,005	-	-	37,430
MassMutual Premier Inflation-Protected and Income Fund, Class I	358,205	152,362	102,357	408,210	4,404,585	-	-	(176,675)
MassMutual Premier International Equity Fund, Class R5	453,382	41,906	495,288	-	-	-	-	1,109,139
MassMutual Premier International Equity Fund, Class I	-	560,734	58,982	501,752	7,867,466	-	-	6,425
MassMutual Premier Short-Duration Bond Fund, Class I	600,570	161,135	379,548	382,157	4,008,827	-	-	(39,282)

97

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2040 Fund (Continued)
MassMutual Premier Strategic Emerging Markets Fund, Class I	629,594	225,151	79,124	775,621	$9,749,553	$-	$-	$(308,164)
MassMutual Select Blue Chip Growth Fund, Class R5	630,132	48,616	678,748	-	-	-	-	2,768,781
MassMutual Select Blue Chip Growth Fund, Class I	-	756,543	71,328	685,215	11,963,850	-	-	19,169
MassMutual Select Diversified International Fund, Class R5	902,188	89,570	991,758	-	-	-	-	1,169,953
MassMutual Select Diversified International Fund, Class I	-	1,095,641	116,059	979,582	7,679,925	-	-	21,730
MassMutual Select Diversified Value Fund, Class R5	773,141	119,918	893,059	-	-	-	-	3,184,854
MassMutual Select Diversified Value Fund, Class I	-	1,020,192	98,341	921,851	13,329,970	-	-	39,120
MassMutual Select Focused Value Fund, Class I	294,104	77,955	70,303	301,756	7,507,683	-	-	410,976
MassMutual Select Fundamental Growth Fund, Class R5	1,264,521	101,489	1,366,010	-	-	-	-	2,281,568
MassMutual Select Fundamental Growth Fund, Class I	-	1,499,283	143,421	1,355,862	11,755,324	-	-	12,640
MassMutual Select Fundamental Value Fund, Class I	877,343	160,338	253,106	784,575	11,344,958	-	-	876,771
MassMutual Select Growth Opportunities Fund, Class I	792,789	198,924	129,467	862,246	10,191,743	-	-	389,126
MassMutual Select Large Cap Value Fund, Class R5	783,140	138,502	921,642	-	-	-	-	240,020
MassMutual Select Large Cap Value Fund, Class I	-	1,092,378	106,553	985,825	9,848,388	-	-	24,699
MassMutual Select Mid Cap Growth Equity II Fund, Class I	326,665	73,206	57,800	342,071	6,735,371	-	-	236,150
MassMutual Select Mid-Cap Value Fund, Class I	496,172	98,235	71,076	523,331	8,221,532	-	-	314,167
MassMutual Select Overseas Fund, Class I	2,230,600	663,651	366,369	2,527,882	23,408,188	-	-	634,514
MassMutual Select PIMCO Total Return Fund, Class I	160,556	106,300	41,285	225,571	2,357,218	-	-	(1,114)
MassMutual Select Small Cap Growth Equity Fund, Class I	227,858	58,001	133,614	152,245	2,987,052	-	-	509,551
MassMutual Select Small Cap Value Equity Fund, Class R5	471,391	27,067	498,458	-	-	-	-	2,148,773
MassMutual Select Small Cap Value Equity Fund, Class I	-	525,285	67,562	457,723	7,003,164	-	-	(11,191)
MassMutual Select Small Company Growth Fund, Class R5	225,521	15,774	241,295	-	-	-	-	369,122
MassMutual Select Small Company Growth Fund, Class I	-	205,343	23,529	181,814	2,283,585	-	-	(7,565)
MassMutual Select Small Company Value Fund, Class I	126,831	17,527	49,616	94,742	1,635,255	-	-	139,783
MassMutual Select Strategic Bond Fund, Class R5	132,997	19,603	152,600	-	-	-	-	(16,416)
MassMutual Select Strategic Bond Fund, Class I	-	174,675	18,132	156,543	1,628,044	-	-	5,185
MM MSCI EAFE International Index Fund, Class I	1,519,567	249,610	214,813	1,554,364	22,009,799	-	-	617,448
MM Russell 2000 Small Cap Index Fund, Class I	616,312	110,002	146,202	580,112	7,895,325	-	-	387,083
MM S&P Mid Cap Index Fund, Class I	708,833	137,571	100,725	745,679	9,977,181	-	-	236,906
Oppenheimer Commodity Strategy Total Return Fund, Class I**	2,404,436	1,461,180	106,641	3,758,975	12,103,901	-	-	(9,381)
Oppenheimer Developing Markets Fund, Class I**	225,876	57,252	91,366	191,762	7,643,641	-	-	112,224

98

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2040 Fund (Continued)
Oppenheimer Global Real Estate Fund, Class I**	449,146	220,625	15,490	654,281	$7,190,545	$32,063	$-	$(2,880)
Oppenheimer International Bond Fund, Class I**	840,262	239,243	175,107	904,398	5,598,222	85,789	-	(53,394)
Oppenheimer Real Estate Fund, Class I**	189,922	69,388	46,593	212,717	5,768,884	48,054	-	42,419

					$302,041,368	$192,401	$-	$24,280,319

RetireSMART 2045 Fund
Babson Global Floating Rate Fund, Class Y*	-	9,606	3,143	6,463	$65,986	$778	$-	$(34)
MassMutual Premier Core Bond Fund, Class I	14,415	45,104	4,969	54,550	622,961	-	-	(1,664)
MassMutual Premier Disciplined Growth Fund, Class R5	54,166	20,262	74,428	-	-	-	-	10,424
MassMutual Premier Disciplined Growth Fund, Class I	-	129,799	1,472	128,327	1,636,172	-	-	135
MassMutual Premier Disciplined Value Fund, Class R5	43,619	16,523	60,142	-	-	-	-	112,194
MassMutual Premier Disciplined Value Fund, Class I	-	104,830	1,383	103,447	1,642,738	-	-	213
MassMutual Premier Focused International Fund, Class I	9,832	13,494	980	22,346	290,724	-	-	933
MassMutual Premier High Yield Fund, Class I	12,588	21,120	4,399	29,309	300,709	-	-	189
MassMutual Premier Inflation-Protected and Income Fund, Class I	6,116	14,475	2,563	18,028	194,522	-	-	(2,480)
MassMutual Premier International Equity Fund, Class R5	19,756	8,050	27,806	-	-	-	-	17,414
MassMutual Premier International Equity Fund, Class I	-	54,011	4,562	49,449	775,357	-	-	336
MassMutual Premier Short-Duration Bond Fund, Class I	11,671	16,721	10,444	17,948	188,276	-	-	(1,104)
MassMutual Premier Strategic Emerging Markets Fund, Class I	28,744	56,483	2,359	82,868	1,041,649	-	-	(1,371)
MassMutual Select Blue Chip Growth Fund, Class R5	28,552	11,023	39,575	-	-	-	-	69,180
MassMutual Select Blue Chip Growth Fund, Class I	-	71,645	570	71,075	1,240,967	-	-	(8)
MassMutual Select Diversified International Fund, Class R5	39,334	16,594	55928	-	-	-	-	23,864
MassMutual Select Diversified International Fund, Class I	-	98,973	1,623	97,350	763,228	-	-	188
MassMutual Select Diversified Value Fund, Class R5	35,056	16,856	51,912	-	-	-	-	89,307
MassMutual Select Diversified Value Fund, Class I	-	97,344	784	96,560	1,396,258	-	-	149
MassMutual Select Focused Value Fund, Class I	12,716	19,544	2,397	29,863	742,987	-	-	8,212
MassMutual Select Fundamental Growth Fund, Class R5	57,330	22,372	79,702	-	-	-	-	65,870
MassMutual Select Fundamental Growth Fund, Class I	-	142,536	1,140	141,396	1,225,902	-	-	(13)
MassMutual Select Fundamental Value Fund, Class I	39,799	49,527	11,039	78,287	1,132,030	-	-	23,662
MassMutual Select Growth Opportunities Fund, Class I	35,933	57,280	3,279	89,934	1,063,018	-	-	9,218
MassMutual Select Large Cap Value Fund, Class R5	35,527	17,984	53,511	-	-	-	-	32,812
MassMutual Select Large Cap Value Fund, Class I	-	104,643	849	103,794	1,036,899	-	-	82
MassMutual Select Mid Cap Growth Equity II Fund, Class I	14,304	21,353	1,641	34,016	669,779	-	-	5,501

99

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2045 Fund (Continued)
MassMutual Select Mid-Cap Value Fund, Class I	21,739	32,116	1,804	52,051	$817,714	$-	$-	$6,161
MassMutual Select Overseas Fund, Class I	97,242	184,754	39,822	242,174	2,242,531	-	-	63,741
MassMutual Select PIMCO Total Return Fund, Class I	3,136	8,602	568	11,170	116,723	-	-	(200)
MassMutual Select Small Cap Growth Equity Fund, Class I	10,205	12,800	6,459	16,546	324,629	-	-	11,952
MassMutual Select Small Cap Value Equity Fund, Class R5	20,311	7,326	27,637	-	-	-	-	61,461
MassMutual Select Small Cap Value Equity Fund, Class I	-	47,000	1,796	45,204	691,615	-	-	(738)
MassMutual Select Small Company Growth Fund, Class R5	10,134	4,043	14,177	-	-	-	-	2,919
MassMutual Select Small Company Growth Fund, Class I	-	16,765	700	16,065	201,771	-	-	(211)
MassMutual Select Small Company Value Fund, Class I	5,322	6,163	1,679	9,806	169,258	-	-	2,073
MassMutual Select Strategic Bond Fund, Class R5	2,601	1,455	4,056	-	-	-	-	(135)
MassMutual Select Strategic Bond Fund, Class I	-	7,963	226	7,737	80,469	-	-	15
MM MSCI EAFE International Index Fund, Class I	66,251	93,070	3,822	155,499	2,201,870	-	-	8,320
MM Russell 2000 Small Cap Index Fund, Class I	27,437	37,043	6,083	58,397	794,780	-	-	12,777
MM S&P Mid Cap Index Fund, Class I	31,059	45,589	2,410	74,238	993,310	-	-	4,517
Oppenheimer Commodity Strategy Total Return Fund, Class I**	103,863	246,410	8,150	342,123	1,101,636	-	-	(1,007)
Oppenheimer Developing Markets Fund, Class I**	9,439	8,325	3,204	14,560	580,370	-	-	2,355
Oppenheimer Global Real Estate Fund, Class I**	18,632	41,165	1,132	58,665	644,726	2,353	-	(334)
Oppenheimer International Bond Fund, Class I**	17,790	29,386	5,226	41,950	259,673	2,329	-	(1,177)
Oppenheimer Real Estate Fund, Class I**	8,493	15,127	3,719	19,901	539,711	3,606	-	3,275

					$27,790,948	$9,066	$-	$638,973

RetireSMART 2050 Fund
Babson Global Floating Rate Fund, Class Y*	-	27,497	3,843	23,654	$241,510	$3,347	$-	$(76)
MassMutual Premier Core Bond Fund, Class I	92,014	114,601	55,212	151,403	1,729,026	-	-	(18,594)
MassMutual Premier Disciplined Growth Fund, Class R5	405,364	41,183	446,547	-	-	-	-	248,124
MassMutual Premier Disciplined Growth Fund, Class I	-	535,471	74,394	461,077	5,878,731	-	-	30,916
MassMutual Premier Disciplined Value Fund, Class R5	326,414	33,691	360,105	-	-	-	-	1,030,770
MassMutual Premier Disciplined Value Fund, Class I	-	434,007	61,383	372,624	5,917,265	-	-	33,327
MassMutual Premier Focused International Fund, Class I	73,559	20,245	17,840	75,964	988,289	-	-	34,419
MassMutual Premier High Yield Fund, Class I	82,166	30,025	34,688	77,503	795,179	-	-	4,137
MassMutual Premier Inflation-Protected and Income Fund, Class I	40,662	32,749	24,803	48,608	524,478	-	-	(18,682)
MassMutual Premier International Equity Fund, Class R5	147,740	19,713	167,453	-	-	-	-	213,161
MassMutual Premier International Equity Fund, Class I	-	212,545	33,683	178,862	2,804,555	-	-	3,738
MassMutual Premier Short-Duration Bond Fund, Class I	75,196	50,522	74,483	51,235	537,459	-	-	(7,223)

100

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2050 Fund (Continued)
MassMutual Premier Strategic Emerging Markets Fund, Class I	209,408	118,950	39,293	289,065	$3,633,547	$-	$-	$10,079
MassMutual Select Blue Chip Growth Fund, Class R5	213,749	24,892	238,641	-	-	-	-	662,233
MassMutual Select Blue Chip Growth Fund, Class I	-	295,628	40,821	254,807	4,448,928	-	-	13,958
MassMutual Select Diversified International Fund, Class R5	294,786	40,898	335,684	-	-	-	-	275,381
MassMutual Select Diversified International Fund, Class I	-	408,413	60,237	348,176	2,729,704	-	-	12,252
MassMutual Select Diversified Value Fund, Class R5	262,366	50,913	313,279	-	-	-	-	812,117
MassMutual Select Diversified Value Fund, Class I	-	398,948	56,275	342,673	4,955,048	-	-	24,663
MassMutual Select Focused Value Fund, Class I	95,139	40,849	29,710	106,278	2,644,193	-	-	144,939
MassMutual Select Fundamental Growth Fund, Class R5	429,058	51,237	480,295	-	-	-	-	606,281
MassMutual Select Fundamental Growth Fund, Class I	-	586,117	82,159	503,958	4,369,320	-	-	9,537
MassMutual Select Fundamental Value Fund, Class I	297,754	95,830	101,669	291,915	4,221,094	-	-	305,272
MassMutual Select Growth Opportunities Fund, Class I	269,039	116,381	64,717	320,703	3,790,710	-	-	198,148
MassMutual Select Large Cap Value Fund, Class R5	265,806	57,132	322,938	-	-	-	-	139,898
MassMutual Select Large Cap Value Fund, Class I	-	427,393	61,063	366,330	3,659,640	-	-	15,381
MassMutual Select Mid Cap Growth Equity II Fund, Class I	107,033	41,912	26,676	122,269	2,407,480	-	-	104,660
MassMutual Select Mid-Cap Value Fund, Class I	162,608	59,531	35,090	187,049	2,938,543	-	-	158,372
MassMutual Select Overseas Fund, Class I	727,265	371,286	225,189	873,362	8,087,336	-	-	580,502
MassMutual Select PIMCO Total Return Fund, Class I	20,235	18,048	7,693	30,590	319,662	-	-	(2,794)
MassMutual Select Small Cap Growth Equity Fund, Class I	75,628	28,753	49,111	55,270	1,084,395	-	-	146,127
MassMutual Select Small Cap Value Equity Fund, Class R5	153,874	15,043	168,917	-	-	-	-	556,478
MassMutual Select Small Cap Value Equity Fund, Class I	-	196,997	32,229	164,768	2,520,945	-	-	(3,462)
MassMutual Select Small Company Growth Fund, Class R5	74,948	8,194	83,142	-	-	-	-	66,870
MassMutual Select Small Company Growth Fund, Class I	-	75,628	10,771	64,857	814,602	-	-	(3,335)
MassMutual Select Small Company Value Fund, Class I	40,976	11,098	17,849	34,225	590,727	-	-	35,112
MassMutual Select Strategic Bond Fund, Class R5	16,766	2,854	19,620	-	-	-	-	(1,119)
MassMutual Select Strategic Bond Fund, Class I	-	25,879	4,663	21,216	220,642	-	-	1,128
MM MSCI EAFE International Index Fund, Class I	495,119	161,482	103,862	552,739	7,826,787	-	-	291,143
MM Russell 2000 Small Cap Index Fund, Class I	203,775	67,526	62,329	208,972	2,844,104	-	-	176,553
MM S&P Mid Cap Index Fund, Class I	232,336	83,943	49,683	266,596	3,567,052	-	-	121,188
Oppenheimer Commodity Strategy Total Return Fund, Class I**	773,281	646,202	33,700	1,385,783	4,462,222	-	-	(3,578)
Oppenheimer Developing Markets Fund, Class I**	72,315	19,917	22,488	69,744	2,779,984	-	-	15,487

101

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2050 Fund (Continued)
Oppenheimer Global Real Estate Fund, Class I**	142,854	103,425	4,493	241,786	$2,657,232	$11,266	$-	$(1,450)
Oppenheimer International Bond Fund, Class I**	112,290	47,146	31,024	128,412	794,868	11,135	-	(5,488)
Oppenheimer Real Estate Fund, Class I**	62,398	33,076	16,295	79,179	2,147,330	16,907	-	14,975

					$99,932,587	$42,655	$-	$7,031,525

RetireSMART 2055 Fund
Babson Global Floating Rate Fund, Class Y*	-	486	35	451	$4,600	$52	$-	$(1)
MassMutual Premier Core Bond Fund, Class I	1,313	2,256	460	3,109	35,502	-	-	(10)
MassMutual Premier Disciplined Growth Fund, Class R5	5,499	2,685	8,184	-	-	-	-	(3,126)
MassMutual Premier Disciplined Growth Fund, Class I	-	10,472	63	10,409	132,721	-	-	(15)
MassMutual Premier Disciplined Value Fund, Class R5	4,427	2,163	6,590	-	-	-	-	7,201
MassMutual Premier Disciplined Value Fund, Class I	-	8,470	70	8,400	133,398	-	-	(8)
MassMutual Premier Focused International Fund, Class I	999	815	47	1,767	22,994	-	-	3
MassMutual Premier High Yield Fund, Class I	1,123	983	325	1,781	18,275	-	-	(45)
MassMutual Premier Inflation-Protected and Income Fund, Class I	552	813	222	1,143	12,337	-	-	(92)
MassMutual Premier International Equity Fund, Class R5	2,004	1,056	3,060	-	-	-	-	(322)
MassMutual Premier International Equity Fund, Class I	-	4,165	138	4,027	63,136	-	-	2
MassMutual Premier Short-Duration Bond Fund, Class I	1,015	1,231	1,110	1,136	11,920	-	-	(107)
MassMutual Premier Strategic Emerging Markets Fund, Class I	2,719	3,700	133	6,286	79,012	-	-	(69)
MassMutual Select Blue Chip Growth Fund, Class R5	2,897	1,467	4,364	-	-	-	-	3,718
MassMutual Select Blue Chip Growth Fund, Class I	-	5,785	26	5,759	100,555	-	-	(18)
MassMutual Select Diversified International Fund, Class R5	3,989	2,180	6,169	-	-	-	-	972
MassMutual Select Diversified International Fund, Class I	-	7,990	100	7,890	61,855	-	-	2
MassMutual Select Diversified Value Fund, Class R5	3,559	2,072	5,631	-	-	-	-	5,667
MassMutual Select Diversified Value Fund, Class I	-	7,827	35	7,792	112,675	-	-	(10)
MassMutual Select Focused Value Fund, Class I	1,292	1,318	200	2,410	59,956	-	-	(206)
MassMutual Select Fundamental Growth Fund, Class R5	5,820	2,938	8,758	-	-	-	-	3,645
MassMutual Select Fundamental Growth Fund, Class I	-	11,483	51	11,432	99,116	-	-	(14)
MassMutual Select Fundamental Value Fund, Class I	4,036	3,521	1,099	6,458	93,380	-	-	(259)
MassMutual Select Growth Opportunities Fund, Class I	3,648	3,855	240	7,263	85,844	-	-	197
MassMutual Select Large Cap Value Fund, Class R5	3,600	2,208	5,808	-	-	-	-	1,309
MassMutual Select Large Cap Value Fund, Class I	-	8,394	37	8,357	83,483	-	-	(5)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	1,452	1,428	123	2,757	54,288	-	-	17

102

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 6/30/14	Value as of 6/30/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2055 Fund (Continued)
MassMutual Select Mid-Cap Value Fund, Class I	2,207	2,128	115	4,220	$66,300	$-	$-	$136
MassMutual Select Overseas Fund, Class I	9,855	11,763	1,415	20,203	187,082	-	-	833
MassMutual Select PIMCO Total Return Fund, Class I	275	458	38	695	7,258	-	-	-
MassMutual Select Small Cap Growth Equity Fund, Class I	1,018	924	726	1,216	23,855	-	-	(928)
MassMutual Select Small Cap Value Equity Fund, Class R5	2,105	917	3,022	-	-	-	-	4,480
MassMutual Select Small Cap Value Equity Fund, Class I	-	3,788	219	3,569	54,603	-	-	(135)
MassMutual Select Small Company Growth Fund, Class R5	1,004	543	1,547	-	-	-	-	(539)
MassMutual Select Small Company Growth Fund, Class I	-	1,541	51	1,490	18,712	-	-	(14)
MassMutual Select Small Company Value Fund, Class I	566	404	185	785	13,551	-	-	(36)
MassMutual Select Strategic Bond Fund, Class R5	232	124	356	-	-	-	-	13
MassMutual Select Strategic Bond Fund, Class I	-	503	22	481	5,003	-	-	-
MM MSCI EAFE International Index Fund, Class I	6,709	6,071	218	12,562	177,875	-	-	(19)
MM Russell 2000 Small Cap Index Fund, Class I	2,750	2,561	460	4,851	66,027	-	-	(144)
MM S&P Mid Cap Index Fund, Class I	3,145	3,015	144	6,016	80,494	-	-	(105)
Oppenheimer Commodity Strategy Total Return Fund, Class I**	10,459	17,352	456	27,355	88,082	-	-	42
Oppenheimer Developing Markets Fund, Class I**	1,016	851	506	1,361	54,255	-	-	92
Oppenheimer Global Real Estate Fund, Class I**	1,979	2,840	65	4,754	52,244	197	-	14
Oppenheimer International Bond Fund, Class I**	1,331	1,443	249	2,525	15,629	181	-	(1)
Oppenheimer Real Estate Fund, Class I**	831	1,039	299	1,571	42,608	296	-	966

					$2,218,625	$726	$-	$23,081

*	Fund advised by Babson Capital Management LLC.

**	Fund advised by OFI Global Asset Management, Inc.

†	Amount is less than $0.50.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to June 30, 2014, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

103

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2014, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MML Advisers (the “Independent Trustees”), re-approved the existing advisory agreements (collectively, the “Contracts”) for each of the RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, RetireSMART Growth Fund, RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, and RetireSMART 2050 Fund. The existing advisory agreement for the RetireSMART 2055 Fund was not re-approved, since the contract was approved during 2013 for an initial two-year term. In preparation for the meetings, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers, noting that prior to April 1, 2014, MassMutual, of which MML Advisers is a wholly-owned subsidiary, served as the investment adviser to the Funds.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials, or during the course of the past year, detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

104

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2013. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that all of the RetireSMART target-date Funds, including the In Retirement Fund, had achieved one- and three-year performance in the first or second comparative quartiles. MML Advisers noted that the target-date space is one of the most highly competitive product sectors, and that many entrants in the space have aggressively discounted their funds’ expenses. MML Advisers noted that, as a result, all of the Funds have expense ratios in the third or fourth comparative quartile. As in past years, the Committee considered MML Advisers’ view that the pricing of the products, which MML Advisers considers to be generally in line with the market, and the favorable performance of the Funds across the board provide good value to investors. MML Advisers noted that the advisory fees for all of the RetireSMART target-date Funds have been eliminated, making it likely that the Funds will become even more attractive to investors.

The Committee noted that all of the RetireSMART target-risk Funds have favorable expense ratios and second quartile relative performance for the three-year period. The Committee noted that the RetireSMART Moderate Growth Fund and RetireSMART Growth Fund had achieved one-year performance in the second and first quartiles, respectively, but that the RetireSMART Conservative Fund and the RetireSMART Moderate Fund had experienced one-year performance in the third relative quartile. The Committee discussed with MML Advisers factors that might have led to the short-term underperformance and determined that further inquiry was not required at this time. MML Advisers noted that, although the RetireSMART target-risk Funds were not at this time under the same competitive pressures as the RetireSMART target-date Funds, the advisory fees for all of these Funds have also been eliminated.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (iv) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

105

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2014:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART Conservative Fund
Class I+,**	$1,000	0.02%	$1,028.50	$0.05	$1,024.70	$0.10
Class R5	1,000	0.14%	1,044.90	0.71	1,024.10	0.70
Service Class	1,000	0.21%	1,043.90	1.06	1,023.80	1.05
Administrative Class	1,000	0.30%	1,042.80	1.52	1,023.30	1.51
Class R4+,**	1,000	0.47%	1,027.50	1.19	1,022.50	2.36
Class A	1,000	0.55%	1,041.80	2.78	1,022.10	2.76
Class R3+,**	1,000	0.72%	1,027.50	1.82	1,021.20	3.61

106

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART Moderate Fund
Class I+,**	$1,000	0.04%	$1,034.40	$0.10	$1,024.60	$0.20
Class R5	1,000	0.15%	1,049.00	0.76	1,024.10	0.75
Service Class	1,000	0.22%	1,049.00	1.12	1,023.70	1.10
Administrative Class	1,000	0.31%	1,048.00	1.57	1,023.30	1.56
Class R4+,**	1,000	0.49%	1,033.40	1.24	1,022.40	2.46
Class A	1,000	0.56%	1,046.90	2.84	1,022.00	2.81
Class R3+,**	1,000	0.74%	1,032.40	1.87	1,021.20	3.71
RetireSMART Moderate Growth Fund
Class I+,**	1,000	0.04%	1,038.40	0.10	1,024.60	0.20
Class R5	1,000	0.16%	1,051.30	0.81	1,024.00	0.80
Service Class	1,000	0.24%	1,051.30	1.22	1,023.60	1.20
Administrative Class	1,000	0.33%	1,050.40	1.68	1,023.20	1.66
Class R4+,**	1,000	0.49%	1,037.50	1.24	1,022.40	2.46
Class A	1,000	0.58%	1,049.40	2.95	1,021.90	2.91
Class R3+,**	1,000	0.74%	1,036.60	1.88	1,021.10	3.71
RetireSMART Growth Fund
Class I+,**	1,000	0.07%	1,040.00	0.18	1,024.40	0.35
Class R5	1,000	0.18%	1,051.20	0.92	1,023.90	0.90
Service Class	1,000	0.25%	1,051.20	1.27	1,023.60	1.25
Administrative Class	1,000	0.34%	1,050.30	1.73	1,023.10	1.71
Class R4+,**	1,000	0.52%	1,039.20	1.32	1,022.20	2.61
Class A	1,000	0.59%	1,049.50	3.00	1,021.90	2.96
Class R3+,**	1,000	0.77%	1,038.40	1.96	1,021.00	3.86
RetireSMART In Retirement Fund
Class I+,**	1,000	0.06%	1,030.80	0.15	1,024.50	0.30
Class R5+,**	1,000	0.16%	1,030.80	0.41	1,024.00	0.80
Service Class	1,000	0.26%	1,045.00	1.32	1,023.50	1.30
Administrative Class	1,000	0.35%	1,045.00	1.77	1,023.10	1.76
Class R4+,**	1,000	0.51%	1,029.20	1.29	1,022.30	2.56
Class A	1,000	0.64%	1,043.50	3.24	1,021.60	3.21
Class R3	1,000	0.80%	1,042.60	4.05	1,020.80	4.01
RetireSMART 2010 Fund
Class I+,**	1,000	0.04%	1,033.10	0.10	1,024.60	0.20
Class R5+,**	1,000	0.14%	1,032.20	0.35	1,024.10	0.70
Service Class	1,000	0.25%	1,047.30	1.27	1,023.60	1.25
Administrative Class	1,000	0.34%	1,047.30	1.73	1,023.10	1.71
Class R4+,**	1,000	0.49%	1,031.60	1.24	1,022.40	2.46
Class A	1,000	0.64%	1,045.00	3.25	1,021.60	3.21
Class R3	1,000	0.81%	1,044.50	4.11	1,020.80	4.06
RetireSMART 2015 Fund
Class I+,**	1,000	0.06%	1,033.90	0.15	1,024.50	0.30
Class R5+,**	1,000	0.16%	1,033.90	0.41	1,024.00	0.80
Service Class	1,000	0.25%	1,049.00	1.27	1,023.60	1.25
Administrative Class	1,000	0.35%	1,048.10	1.78	1,023.10	1.76
Class R4+,**	1,000	0.51%	1,033.30	1.29	1,022.30	2.56
Class A	1,000	0.62%	1,046.70	3.15	1,021.70	3.11
Class R3+,**	1,000	0.76%	1,032.50	1.93	1,021.00	3.81

107

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART 2020 Fund
Class I+,**	$1,000	0.04%	$1,036.50	$0.10	$1,024.60	$0.20
Class R5+,**	1,000	0.14%	1,035.70	0.36	1,024.10	0.70
Service Class	1,000	0.23%	1,050.20	1.17	1,023.70	1.15
Administrative Class	1,000	0.33%	1,048.50	1.68	1,023.20	1.66
Class R4+,**	1,000	0.49%	1,035.20	1.24	1,022.40	2.46
Class A	1,000	0.63%	1,047.30	3.20	1,021.70	3.16
Class R3	1,000	0.78%	1,047.10	3.96	1,020.90	3.91
RetireSMART 2025 Fund
Class I+,**	1,000	0.01%	1,037.50	0.03	1,024.70	0.05
Class R5+,**	1,000	0.11%	1,037.50	0.28	1,024.20	0.55
Service Class	1,000	0.22%	1,050.20	1.12	1,023.70	1.10
Administrative Class	1,000	0.31%	1,050.20	1.58	1,023.30	1.56
Class R4+,**	1,000	0.46%	1,036.20	1.17	1,022.50	2.31
Class A	1,000	0.59%	1,048.90	3.00	1,021.90	2.96
Class R3+,**	1,000	0.71%	1,036.20	1.80	1,021.30	3.56
RetireSMART 2030 Fund
Class I+,**	1,000	0.04%	1,038.30	0.10	1,024.60	0.20
Class R5+,**	1,000	0.14%	1,038.30	0.36	1,024.10	0.70
Service Class	1,000	0.23%	1,051.40	1.17	1,023.70	1.15
Administrative Class	1,000	0.33%	1,050.60	1.68	1,023.20	1.66
Class R4+,**	1,000	0.49%	1,036.90	1.24	1,022.40	2.46
Class A	1,000	0.63%	1,049.30	3.20	1,021.70	3.16
Class R3	1,000	0.78%	1,048.20	3.96	1,020.90	3.91
RetireSMART 2035 Fund
Class I+,**	1,000	0.05%	1,038.80	0.13	1,024.50	0.25
Class R5+,**	1,000	0.15%	1,038.00	0.38	1,024.10	0.75
Service Class	1,000	0.24%	1,050.70	1.22	1,023.60	1.20
Administrative Class	1,000	0.33%	1,050.70	1.68	1,023.20	1.66
Class R4+,**	1,000	0.50%	1,038.00	1.27	1,022.30	2.51
Class A	1,000	0.61%	1,048.60	3.10	1,021.80	3.06
Class R3+,**	1,000	0.75%	1,036.50	1.90	1,021.10	3.76
RetireSMART 2040 Fund
Class I+,**	1,000	0.04%	1,038.60	0.10	1,024.60	0.20
Class R5+,**	1,000	0.14%	1,038.60	0.36	1,024.10	0.70
Service Class	1,000	0.24%	1,050.00	1.22	1,023.60	1.20
Administrative Class	1,000	0.33%	1,049.20	1.68	1,023.20	1.66
Class R4+,**	1,000	0.49%	1,037.40	1.24	1,022.40	2.46
Class A	1,000	0.63%	1,048.00	3.20	1,021.70	3.16
Class R3	1,000	0.82%	1,046.80	4.16	1,020.70	4.11
RetireSMART 2045 Fund
Class I+,**	1,000	0.02%	1,039.30	0.05	1,024.70	0.10
Class R5+,**	1,000	0.12%	1,039.30	0.31	1,024.20	0.60
Service Class	1,000	0.22%	1,050.70	1.12	1,023.70	1.10
Administrative Class	1,000	0.31%	1,050.70	1.58	1,023.30	1.56
Class R4+,**	1,000	0.47%	1,038.00	1.19	1,022.50	2.36
Class A	1,000	0.60%	1,049.40	3.05	1,021.80	3.01
Class R3+,**	1,000	0.72%	1,038.00	1.83	1,021.20	3.61

108

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*		Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART 2050 Fund
Class I+,**	$1,000	0.02%	$1,040.40	$0.05		$1,024.70	$0.10
Class R5+,**	1,000	0.12%	1,039.40	0.31		1,024.20	0.60
Service Class	1,000	0.22%	1,051.10	1.12		1,023.70	1.10
Administrative Class	1,000	0.31%	1,050.00	1.58		1,023.30	1.56
Class R4+,**	1,000	0.47%	1,039.60	1.19		1,022.50	2.36
Class A	1,000	0.60%	1,049.20	3.05		1,021.80	3.01
Class R3	1,000	0.80%	1,047.30	4.06		1,020.80	4.01
RetireSMART 2055 Fund
Class I+,**	1,000	0.00%[a]	1,039.50	0.00	[b]	1,024.80	0.00	[b]
Class R5+,**	1,000	0.10%	1,039.50	0.25		1,024.30	0.50
Service Class	1,000	0.21%	1,051.40	1.07		1,023.80	1.05
Administrative Class	1,000	0.29%	1,050.50	1.47		1,023.40	1.45
Class R4+,**	1,000	0.45%	1,038.60	1.14		1,022.60	2.26
Class A	1,000	0.58%	1,049.50	2.95		1,021.90	2.91
Class R3+,**	1,000	0.70%	1,038.60	1.78		1,021.30	3.51

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the class on April 1, 2014, through June 30, 2014, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended June 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.
+	Class commenced operations on April 1, 2014
a	Amount is less than 0.005%.
b	Amount is less than $0.005 per share.

109

Underwriter: MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001 August 29, 2014

© 2014 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services
is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-34437-00

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 8/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 8/28/14

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 8/28/14